UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04347

GMO Trust

(Exact name of the registrant as specified in charter)

40 Rowes Wharf, Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

Sheppard N. Burnett, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for services)

Registrant’s telephone number, including area code: 617-346-7646

Date of fiscal year end: 02/28/18

Date of reporting period: 02/28/18

Item 1.	Reports to Stockholders.

The annual reports for each series of the registrant for the period ended February 28, 2018 are filed herewith.

GMO Trust

Annual Report

February 28, 2018

Asset Allocation Bond Fund

Core Plus Bond Fund

Emerging Country Debt Fund

Opportunistic Income Fund

U.S. Treasury Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit GMO’s website at www.gmo.com or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com. The GMO Trust Statement of Additional Information includes additional information about the Trustees of GMO Trust and is available without charge, upon request, by calling 1-617-346-7646 (collect).

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market risk-fixed income investments, management and operational risk, market risk-asset backed securities, credit risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Rates & FX team and the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Asset Allocation Bond Fund returned +0.07% (net) for the fiscal year ended February 28, 2018, as compared with +0.98% for the Citigroup 3-Month Treasury Bill Index.

The Fund underperformed the benchmark during the period by 0.92%. Developed markets interest-rate positioning contributed positively during the fiscal year given gains from U.K., New Zealand, Mexican, U.S., Canadian, and Australian duration positions. The Fund’s positions in TIPS and Sweden detracted during the fiscal year.

The Fund’s positions in developed market currencies detracted during the fiscal year due to the Fund’s Swiss franc, euro, sterling, and Australian dollar positions. Gains from Norwegian krone, Japanese yen, New Zealand dollar, and Swedish krona positions partly offset losses.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Asset Allocation Bond Fund Class III Shares and the Citigroup 3-Month Treasury Bill Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2018. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 18, 2009 to March 27, 2009, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Debt Obligations	85.6%
Short-Term Investments	13.6
Swap Contracts	(0.1)
Forward Currency Contracts	(0.1)
Other	1.0

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Par Value† / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 85.6%

	U.S. Government — 84.4%
79,620,393	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (a)	78,150,638
98,881,174	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (a)	98,310,042
10,939,942	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (a)	10,444,581
129,014,336	U.S. Treasury Inflation Indexed Bond, 0.38%, due 01/15/27 (a)	124,921,285
30,565,869	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/27 (a)	29,620,202
152,960,095	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (a)	167,376,543
178,039,607	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (a)	210,085,519
12,446,929	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a)	16,508,404
20,000,000	U.S. Treasury Note, 1.38%, due 09/30/18 (b)	19,932,812
17,500,000	U.S. Treasury Note, USBM + 0.07%, 1.72%, due 04/30/19	17,519,722
41,000,000	U.S. Treasury Note, 1.38%, due 09/30/19	40,463,477
41,000,000	U.S. Treasury Note, 1.50%, due 10/31/19	40,516,328
17,500,000	U.S. Treasury Note, USBM + 0.05%, 1.70%, due 10/31/19	17,510,970
41,000,000	U.S. Treasury Note, 1.75%, due 11/30/19	40,657,265
41,000,000	U.S. Treasury Note, 1.88%, due 12/31/19 (b)	40,727,735
41,000,000	U.S. Treasury Note, 2.00%, due 01/31/20	40,809,414
41,000,000	U.S. Treasury Note, 2.25%, due 02/29/20	40,991,992

	Total U.S. Government	1,034,546,929

	U.S. Government Agency — 1.2%
15,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + 0.24%, 1.27%, due 03/06/19	14,993,741

	TOTAL DEBT OBLIGATIONS (COST $1,060,108,221)	1,049,540,670

	SHORT-TERM INVESTMENTS — 13.6%

	Money Market Funds — 0.6%
7,508,030	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 1.32% (c)	7,508,030

	Repurchase Agreements — 10.2%
124,999,517	Nomura Securities International Inc. Repurchase Agreement, dated 2/28/18, maturing on 3/1/18 with a maturity value of $125,006,895 and an effective yield of 2.125%, collateralized by a U.S. Treasury Note with maturity date 5/15/25 and a market value of $127,781,640.	124,999,517

	U.S. Government — 2.8%
10,000,000	U.S. Treasury Bill, 1.53%, due 04/26/18 (d)	9,976,239
12,500,000	U.S. Treasury Bill, 1.64%, due 05/31/18 (d)	12,448,575

Par Value†	Description	Value ($)
	U.S. Government — continued
12,500,000	U.S. Treasury Bill, 1.78%, due 07/26/18 (d)	12,410,550

	Total U.S. Government	34,835,364

	TOTAL SHORT-TERM INVESTMENTS (COST $167,361,507)	167,342,911

	TOTAL INVESTMENTS — 99.2% (Cost $1,227,469,728)	1,216,883,581
	Other Assets and Liabilities (net) — 0.8%	9,259,529

	TOTAL NET ASSETS — 100.0%	$1,226,143,110

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
05/03/2018	JPM	AUD	34,280,000	USD	27,371,399	$742,603
03/12/2018	JPM	CHF	35,585,314	USD	36,294,802	(1,416,031)
03/20/2018	GS	EUR	6,920,000	USD	8,630,883	177,150
03/14/2018	BOA	GBP	7,930,000	USD	10,628,579	(293,846)
03/14/2018	GS	GBP	1,110,000	USD	1,503,444	(25,421)
03/07/2018	GS	JPY	703,909,617	USD	6,550,000	(49,114)
05/03/2018	JPM	NZD	1,810,000	USD	1,320,082	15,276
05/03/2018	BCLY	SEK	10,872,882	USD	1,380,000	61,742
03/05/2018	BCLY	USD	19,799,508	NOK	152,141,400	(532,898)
03/07/2018	GS	USD	12,876,640	JPY	1,443,243,406	653,689
03/12/2018	JPM	USD	4,450,000	CHF	4,293,517	99,969
05/02/2018	BOA	USD	1,760,000	CAD	2,156,686	(77,297)
05/02/2018	GS	USD	12,435,998	CAD	15,283,344	(511,533)
05/03/2018	BCLY	USD	4,470,000	SEK	35,890,941	(118,480)
05/03/2018	JPM	USD	2,607,118	NZD	3,550,000	(47,968)
05/03/2018	JPM	USD	6,230,757	SEK	48,792,351	(315,033)

						$(1,637,192)

See accompanying notes to the financial statements.	5

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2018

Reverse Repurchase Agreements

Average balance outstanding	$(51,558,312)
Average interest rate	(0.38)%
Maximum balance outstanding	$(89,751,964)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the year.

Swap Contracts

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
3 Month NZD Bank Bill Rate	2.72%	NZD	105,414,000	03/21/2023	Quarterly	—	(55,491)	(55,491)
3 Month NZD Bank Bill Rate	2.70%	NZD	48,784,000	03/21/2023	Quarterly	—	(62,989)	(62,989)
1.71%	6 Month GBP LIBOR	GBP	27,483,000	12/15/2027	Semi-Annually	—	206,232	206,232
2.53%	3 Month CAD LIBOR	CAD	9,925,000	03/15/2028	Semi-Annually	—	51,938	51,938
3 Month CAD LIBOR	2.74%	CAD	9,396,000	03/15/2028	Semi-Annually	—	85,999	85,999
2.66%	3 Month CAD LIBOR	CAD	5,578,000	03/15/2028	Semi-Annually	—	(20,281)	(20,281)
2.69%	3 Month CAD LIBOR	CAD	8,991,000	03/15/2028	Semi-Annually	—	(52,154)	(52,154)
6 Month EURIBOR	1.17%	EUR	30,625,000	03/15/2028	Semi-Annually	(9,252)	240,680	249,932
1.69%	6 Month GBP LIBOR	GBP	84,806,000	03/15/2028	Semi-Annually	27,338	(949,323)	(976,661)
3 Month SEK STIBOR	1.41%	SEK	321,681,000	03/15/2028	Quarterly	(4,294)	308,739	313,033
3 Month SEK STIBOR	1.17%	SEK	102,490,000	03/15/2028	Quarterly	—	(182,578)	(182,578)
1.50%	3 Month SEK STIBOR	SEK	56,323,000	03/15/2028	Annually	—	(112,318)	(112,318)
3 Month USD LIBOR	2.90%	USD	3,623,000	03/15/2028	Quarterly	—	2,896	2,896
3 Month USD LIBOR	2.71%	USD	5,804,000	03/15/2028	Quarterly	—	(93,504)	(93,504)
3 Month USD LIBOR	2.88%	USD	3,624,000	03/15/2028	Quarterly	—	(1,891)	(1,891)
3 Month USD LIBOR	2.88%	USD	7,247,000	03/15/2028	Quarterly	—	(4,100)	(4,100)
2.89%	3 Month USD LIBOR	USD	4,506,000	03/15/2028	Semi-Annually	—	(427)	(427)
3.08%	6 Month AUD BBSW	AUD	92,331,000	03/21/2028	Semi-Annually	(98,826)	(733,089)	(634,263)
3 Month NZD Bank Bill Rate	3.31%	NZD	31,911,000	06/20/2028	Quarterly	—	23,323	23,323
6 Month CHF LIBOR	0.55%	CHF	6,942,000	06/21/2028	Semi-Annually	—	2,047	2,047

						$(85,034)	$(1,346,291)	$(1,261,257)

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(c)	The rate disclosed is the 7 day net yield as of February 28, 2018.

(d)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 46.

6	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Rates & FX team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Core Plus Bond Fund returned +1.61% (net) for the fiscal year ended February 28, 2018, as compared with +0.51% for the Bloomberg Barclays U.S. Aggregate Index. The Fund outperformed its benchmark during the fiscal year by +1.10%.

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through investment in underlying GMO Trust mutual funds, including GMO Opportunistic Income Fund (OIF), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

Exposure to asset-backed securities contributed positively to performance given sector selection and asset selection within securitized products.

Developed markets interest-rate positioning also contributed positively during the fiscal year. The Fund’s duration positions in the U.K., New Zealand, U.S., Mexico, Canada, and Switzerland added value, while losses from active duration positions in Sweden and the Eurozone partly offset gains.

Exposure to emerging debt added value, thanks to spread tightening on the asset class and positive contributions from both country selection and security selection.

The currency strategy detracted during the fiscal year. The Fund’s active positions in the Japanese yen, Norwegian krone, New Zealand dollar, and Swedish krona were successful during the year, while positions in the Swiss franc, sterling, Euro, Australian dollar, and Canadian dollar detracted.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Core Plus Bond Fund Class III Shares and the Bloomberg Barclays U.S. Aggregate Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2018. All information is unaudited. Performance for classes may vary due to different fees.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary†	% of Total Net Assets
Debt Obligations	92.5%
Mutual Funds	15.5
Short-Term Investments	8.4
Loan Participations	0.1
Rights/Warrants	0.1
Swap Contracts	0.1
Futures Contracts	0.0 ^
Purchased Options	0.0 ^
Written Options/Credit Linked Options	0.0 ^
Loan Assignments	0.0 ^
Forward Currency Contracts	(0.9)
Securities Sold Short	(1.4)
Other	(14.4)

100.0%

Country/Region Summary‡	% of Investments
United States	102.3%
New Zealand	12.8
Sweden	6.8
Euro Region	5.9 §
Other Emerging	5.4 ¥
Switzerland	1.2
Japan	0.2
Canada	(1.8)
Australia	(11.2)
United Kingdom	(21.6)

100.0%

†	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather, in the case of forward currency contracts, than notional amounts.

‡	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table is normalized to 100%, therefore the absolute exposure presented for each country may not be representative of the true exposure of the Fund. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security.

§	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

¥	“Other Emerging” is associated with investments in GMO Emerging Country Debt Fund and is comprised of emerging countries that each represents between (1.0)% and 1.0% of Investments.

^	Rounds to 0.00%.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Par Value† / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 53.6%

	United States — 53.6%
	Asset-Backed Securities — 0.7%
333,087	Bear Stearns Commercial Mortgage Securities Trust, Series 05-PW10, Class AJ, Variable Rate, 5.59%, due 12/11/40	350,165
6,000,000	Commercial Mortgage Trust, Series 13-WWP, Class A2, 144A, 3.42%, due 03/10/31	6,114,587

	Total Asset-Backed Securities	6,464,752

	U.S. Government — 38.0%
5,291,000	U.S. Treasury Bond, 6.25%, due 05/15/30	7,100,274
11,634,000	U.S. Treasury Bond, 3.75%, due 11/15/43	12,934,190
50,849,000	U.S. Treasury Bond, 3.38%, due 05/15/44 (a)	53,170,972
31,941,000	U.S. Treasury Note, 1.50%, due 02/28/19	31,752,598
98,515,000	U.S. Treasury Note, 2.00%, due 02/28/21	97,291,258
51,233,000	U.S. Treasury Note, 1.75%, due 11/30/21	49,784,067
33,055,000	U.S. Treasury Note, 2.00%, due 02/15/23	32,055,603
36,868,000	U.S. Treasury Note, 2.50%, due 05/15/24	36,332,262
27,877,000	U.S. Treasury Note, 2.00%, due 08/15/25 (a)	26,333,964
16,615,000	U.S. Treasury Note, 2.25%, due 02/15/27	15,784,250

	Total U.S. Government	362,539,438

	U.S. Government Agency — 14.9%
17,573,000	Federal Home Loan Mortgage Corp., TBA, 3.50%, due 03/13/48	17,553,778
38,873,000	Federal National Mortgage Association, TBA, 2.50%, due 03/15/48	37,917,879
12,507,000	Federal National Mortgage Association, TBA, 3.00%, due 03/13/48	12,120,554
39,282,000	Federal National Mortgage Association, TBA, 4.00%, due 03/13/48	40,240,265
34,719,000	Government National Mortgage Association, TBA, 3.50%, due 03/20/48	34,912,937

	Total U.S. Government Agency	142,745,413

	TOTAL DEBT OBLIGATIONS (COST $522,399,924)	511,749,603

	MUTUAL FUNDS — 43.1%

	United States — 43.1%
	Affiliated Issuers — 27.5%
1,776,046	GMO Emerging Country Debt Fund, Class IV	50,741,626
7,337,588	GMO Opportunistic Income Fund, Class VI	193,785,692
741,411	GMO U.S. Treasury Fund	18,513,042

	Total Affiliated Issuers	263,040,360

Shares / Par Value†		Description	Value ($)
		United States — continued
		Exchange-Traded Funds — 15.6%
	1,267,900	iShares iBoxx $ Investment Grade Corporate Bond ETF	148,433,053

		TOTAL MUTUAL FUNDS (COST $411,992,931)	411,473,413

		SHORT-TERM INVESTMENTS — 18.2%

		Foreign Government Obligations — 17.5%
JPY	3,300,000,000	Japan Treasury Discount Bill, Zero Coupon, due 03/19/18	30,930,738
JPY	5,600,000,000	Japan Treasury Discount Bill, Zero Coupon, due 03/26/18	52,489,522
JPY	2,800,000,000	Japan Treasury Discount Bill, Zero Coupon, due 04/09/18	26,246,100
JPY	2,850,000,000	Japan Treasury Discount Bill, Zero Coupon, due 05/07/18	26,718,707
JPY	3,300,000,000	Japan Treasury Discount Bill, Zero Coupon, due 05/21/18	30,940,264

		Total Foreign Government Obligation	167,325,331

		Money Market Funds — 0.7%
	7,066,648	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 1.32% (b)	7,066,648

		TOTAL SHORT-TERM INVESTMENTS (COST $167,418,461)	174,391,979

		TOTAL INVESTMENTS — 114.9% (Cost $1,101,811,316)	1,097,614,995
		Other Assets and Liabilities (net) — (14.9%)	(142,337,556)

		TOTAL NET ASSETS — 100.0%	$955,277,439

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
05/03/2018	JPM	AUD	48,830,000	USD	39,004,910	1,073,636
03/12/2018	JPM	CHF	53,515,299	USD	54,544,451	(2,167,328)
03/20/2018	GS	EUR	9,920,000	USD	12,372,595	253,949
03/14/2018	BOA	GBP	12,030,000	USD	16,123,809	(445,771)
03/14/2018	GS	GBP	1,120,000	USD	1,516,988	(25,650)
03/07/2018	GS	JPY	1,057,484,472	USD	9,840,000	(73,860)
03/07/2018	JPM	JPY	95,355,567	USD	850,000	(43,953)
03/19/2018	GS	JPY	600,000,000	USD	5,353,902	(276,170)
03/19/2018	MSCI	JPY	2,700,000,000	USD	23,924,929	(1,410,395)
03/26/2018	DB	JPY	5,600,000,000	USD	50,112,978	(2,463,930)
04/09/2018	GS	JPY	2,800,000,000	USD	24,837,580	(1,477,677)

See accompanying notes to the financial statements.	11

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2018

Forward Currency Contracts — continued

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
05/07/2018	MSCI	JPY	2,850,000,000	USD	26,223,214	(610,806)
05/21/2018	MSCI	JPY	3,300,000,000	USD	30,911,493	(187,509)
05/03/2018	JPM	NZD	2,680,000	USD	1,954,596	22,618
05/03/2018	BCLY	SEK	16,388,112	USD	2,080,000	93,058
03/05/2018	BCLY	USD	28,556,302	NOK	219,429,478	(768,585)
03/07/2018	GS	USD	19,610,767	JPY	2,198,019,828	995,550
03/12/2018	JPM	USD	9,010,000	CHF	8,707,359	217,451
05/02/2018	BOA	USD	2,480,000	CAD	3,038,967	(108,918)
05/02/2018	GS	USD	18,007,252	CAD	22,130,193	(740,697)
05/03/2018	BCLY	USD	6,260,000	SEK	50,263,901	(165,861)
05/03/2018	JPM	USD	3,796,845	NZD	5,170,000	(69,858)
05/03/2018	JPM	USD	9,014,788	SEK	70,593,774	(455,796)

						$(8,836,502)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
127	U.S. Long Bond (CBT)	June 2018	18,216,562	166,355
39	U.S. Ultra Bond (CBT)	June 2018	6,079,125	75,766
131	U.S. Treasury Note 10 Yr. (CBT)	June 2018	15,726,141	25,387
52	U.S. Treasury Note 5 Yr. (CBT)	June 2018	5,924,344	391
222	U.S. Treasury Note 2 Yr. (CBT)	June 2018	47,168,062	(10,593)
122	U.S. Treasury Ultra 10 Yr. (CBT)	June 2018	15,623,625	13,385

			$108,737,859	$270,691

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

Swap Contracts

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
3 Month NZD Bank Bill Rate	2.72%	NZD	161,858,000	03/21/2023	Quarterly	—	(85,203)	(85,203)
3 Month NZD Bank Bill Rate	2.70%	NZD	74,903,000	03/21/2023	Quarterly	—	(96,713)	(96,713)
2.76%	3 Month NZD Bank Bill Rate	NZD	17,132,000	03/21/2023	Semi-Annually	—	(12,511)	(12,511)
1.71%	6 Month GBP LIBOR	GBP	9,772,000	12/15/2027	Semi-Annually	—	73,329	73,329
2.53%	3 Month CAD LIBOR	CAD	14,306,000	03/15/2028	Semi-Annually	—	74,864	74,864
3 Month CAD LIBOR	2.74%	CAD	13,762,000	03/15/2028	Semi-Annually	—	125,960	125,960
2.66%	3 Month CAD LIBOR	CAD	8,114,000	03/15/2028	Semi-Annually	—	(29,502)	(29,502)
2.69%	3 Month CAD LIBOR	CAD	12,782,000	03/15/2028	Semi-Annually	—	(74,145)	(74,145)
6 Month EURIBOR	1.17%	EUR	44,314,000	03/15/2028	Semi-Annually	(13,388)	348,260	361,648
1.69%	6 Month GBP LIBOR	GBP	139,505,000	03/15/2028	Semi-Annually	44,971	(1,561,627)	(1,606,598)
3 Month SEK STIBOR	1.41%	SEK	456,926,000	03/15/2028	Quarterly	(6,099)	438,543	444,642
3 Month SEK STIBOR	1.17%	SEK	158,085,000	03/15/2028	Quarterly	—	(281,616)	(281,616)
1.50%	3 Month SEK STIBOR	SEK	92,930,000	03/15/2028	Annually	—	(185,319)	(185,319)
3 Month USD LIBOR	2.90%	USD	5,144,000	03/15/2028	Quarterly	—	4,112	4,112
3 Month USD LIBOR	2.71%	USD	8,421,000	03/15/2028	Quarterly	—	(135,665)	(135,665)
3 Month USD LIBOR	2.88%	USD	5,145,000	03/15/2028	Quarterly	—	(2,684)	(2,684)
3 Month USD LIBOR	2.88%	USD	10,290,000	03/15/2028	Quarterly	—	(5,822)	(5,822)
2.89%	3 Month USD LIBOR	USD	6,704,000	03/15/2028	Semi-Annually	—	(635)	(635)
3.08%	6 Month AUD BBSW	AUD	130,906,000	03/21/2028	Semi-Annually	(140,115)	(1,039,367)	(899,252)
3 Month NZD Bank Bill Rate	3.31%	NZD	43,987,000	06/20/2028	Quarterly	—	32,149	32,149
6 Month CHF LIBOR	0.55%	CHF	9,839,000	06/21/2028	Semi-Annually	—	2,902	2,902

						$(114,631)	$(2,410,690)	$(2,296,059)

12	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2018

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 46.

See accompanying notes to the financial statements.	13

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Country Debt team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Country Debt Fund returned +5.81% (net) for the fiscal year ended February 28, 2018, as compared with +3.31% for the J.P. Morgan EMBI Global (EMBIG). The Fund outperformed its benchmark during the fiscal year by +2.50%.

EMBIG spreads over U.S. Treasuries narrowed 23 basis points to 311 basis points, while the yield on the 10-year U.S. Treasury bond rose by 51 basis points to 2.87%.

The EMBIG index’s biggest gainers of the fiscal year were led by recoveries in two distressed sovereign credits — Belize and Mozambique — in which progress was made in debt restructuring. The Belize sub index was up 50.1% and Mozambique was up +31.4%. Lower quality credits in general performed very well, led by Ghana (+19.6%), El Salvador (+18.9%), Ukraine (+16.9%), and Angola (+16.6%). The single worst performing country was Venezuela (-39.5%) due to the worsening in socioeconomic conditions and the onset of sanctions in the regime. Bolivia (-3.7%), a moderate quality credit with very low yields, was the second worst performer on a total return basis.

Country selection was additive to the Fund’s relative performance. The largest sources of positive alpha from country positions came from overweights in Belize and Argentina, followed by overweights in Angola, Brazil, and Ukraine. The Fund has large negative country selection alpha from the overweight in Venezuela.

Security selection added to relative performance during the year. The Fund’s choice of holdings in Argentina, Mexico, Philippines, Tunisia, and Colombia were leading contributors. These were partially offset by negative contributions from the Fund’s choice of holdings in Venezuela and Turkey.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Country Debt Fund Class III Shares and the J.P. Morgan EMBI Global As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 0.75% on the purchase and 0.75% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

For J.P. Morgan disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary†	% of Total Net Assets
Debt Obligations	77.5%
Short-Term Investments	18.9
Loan Participations	1.4
Rights/Warrants	1.3
Loan Assignments	0.0	^
Purchased Options	0.0	^
Futures Contracts	0.0	^
Forward Currency Contracts	(0.0	)^
Written Options/Credit Linked Options	(0.0	)^
Securities Sold Short	(0.0	)^
Swap Contracts	(0.4)
Other	1.3

	100.0%

Country/Region Summary‡	% of Investments
Other Emerging	13.5	%•
Mexico	12.4
Turkey	7.4
Argentina	6.4
Russia	6.2
Indonesia	5.5
Brazil	5.4
Venezuela	3.7
South Africa	2.8
Ukraine	2.8
Pakistan	2.6
Tunisia	2.6
China	2.4
Philippines	2.0
Colombia	2.0
Ecuador	1.9
Dominican Republic	1.8
Peru	1.8
Israel	1.8
Uruguay	1.8
Costa Rica	1.7
Egypt	1.6
Chile	1.5
Kazakhstan	1.3
Sri Lanka	1.3
Congo	1.2
Bahrain	1.1
Hungary	1.1
Croatia	1.0
Serbia	1.0
Other Developed	0.4	¤

	100.0%

†	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

‡	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using a reference security and applying the same methodology to that security.

•	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

¤	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Par Value†		Description	Value ($)
		DEBT OBLIGATIONS — 79.6%

		Albania — 0.9%
		Foreign Government Obligations
	49,649,849	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a) (b)	36,340,532

		Argentina — 5.1%
		Foreign Government Obligations
JPY	407,485,276	Republic of Argentina, 4.33%, due 12/31/33 (c)	2,978,945
EUR	8,008,646	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	10,894,162
	40,308,593	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	43,281,351
	10,786,557	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	11,784,313
EUR	57,150,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	47,760,263
EUR	112,130,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	92,339,070

		Total Argentina	209,038,104

		Armenia — 0.3%
		Foreign Government Obligations
	10,695,000	Republic of Armenia, Reg S, 7.15%, due 03/26/25	11,804,606

		Azerbaijan — 0.7%
		Foreign Government Agency — 0.5%
	12,650,000	Southern Gas Corridor CJSC, 144A, 6.88%, due 03/24/26	14,009,875
	7,987,000	State Oil Company of the Azerbaijan Republic, Reg S, 6.95%, due 03/18/30	8,785,700

			22,795,575

		Foreign Government Obligations — 0.2%
	7,100,000	Republic of Azerbaijan International Bond, Reg S, 5.13%, due 09/01/29	7,117,750

		Total Azerbaijan	29,913,325

		Bahrain — 0.8%
		Foreign Government Obligations
	35,150,000	Bahrain Government International Bond, Reg S, 7.50%, due 09/20/47	33,172,812

		Belarus — 0.1%
		Foreign Government Obligations
	3,700,000	Republic of Belarus International Bond, 144A, 6.20%, due 02/28/30	3,718,500

		Belize — 0.5%
		Foreign Government Obligations
	33,578,000	Republic of Belize, Reg S, Step Up, 4.94%, due 02/20/34	20,019,036

Par Value†		Description	Value ($)
		Brazil — 2.7%
		Foreign Government Agency — 2.0%
GBP	12,895,000	Petrobras Global Finance BV, 6.63%, due 01/16/34	18,950,835
	65,739,000	Petrobras Global Finance BV, 6.85%, due 06/05/2115	62,172,659

			81,123,494

		Foreign Government Obligations — 0.7%
	16,897,000	Republic of Brazil, 7.13%, due 01/20/37	19,735,696
	5,000,000	Republic of Brazil, 5.00%, due 01/27/45	4,475,000
	6,340,000	Republic of Brazil, 5.63%, due 02/21/47	6,118,100

			30,328,796

		Total Brazil	111,452,290

		Cameroon — 0.1%
		Foreign Government Obligations
	4,500,000	Republic of Cameroon International Bond, Reg S, 9.50%, due 11/19/25	5,169,375

		Chile — 1.3%
		Corporate Debt — 0.6%
	20,411,000	Empresa Nacional de Electricidad SA, 8.13%, due 02/01/97 (c)	26,126,080

		Foreign Government Agency — 0.7%
	7,300,000	Corp Nacional del Cobre de Chile, 144A, 4.50%, due 08/01/47	7,272,625
	17,718,000	Corp Nacional del Cobre de Chile, Reg S, 4.50%, due 09/16/25	18,382,425
	3,600,000	Empresa Nacional del Petroleo, Reg. S, 4.50%, due 09/14/47	3,348,000

			29,003,050

		Total Chile	55,129,130

		Colombia — 1.8%
		Foreign Government Agency — 1.2%
	43,011,000	Ecopetrol SA, 7.38%, due 09/18/43	51,062,659

		Foreign Government Obligations — 0.6%
	647,000	Colombia Government International Bond, 8.38%, due 02/15/27	808,184
	15,200,000	Colombia Government International Bond, 5.63%, due 02/26/44	16,385,600
	3,800,000	Republic of Colombia, 11.85%, due 03/09/28 (b)	5,442,203

			22,635,987

		Total Colombia	73,698,646

		Congo Republic (Brazzaville) — 1.6%
		Foreign Government Obligations
	82,295,945	Republic of Congo, Reg S, Step Up, 6.00%, due 06/30/29 (c)	67,799,514

See accompanying notes to the financial statements.	17

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	Costa Rica — 1.3%
	Foreign Government Agency — 0.1%
5,500,000	Instituto Costarricense de Electricidad, Reg S, 6.38%, due 05/15/43	4,895,000

	Foreign Government Obligations — 1.2%
44,931,000	Costa Rica Government International Bond, Reg S, 7.16%, due 03/12/45	47,009,059

	Total Costa Rica	51,904,059

	Dominican Republic — 1.9%
	Asset-Backed Securities — 0.6%
21,848,036	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	23,355,054

	Foreign Government Agency — 0.1%
3,116,000	Banco de Reservas de la Republica Dominicana, Reg S, 7.00%, due 02/01/23	3,268,139

	Foreign Government Obligations — 1.2%
15,687,000	Dominican Republic International Bond, Reg S, 8.63%, due 04/20/27	18,491,051
29,811,000	Dominican Republic International Bond, Reg S, 6.85%, due 01/27/45	32,270,408

		50,761,459

	Total Dominican Republic	77,384,652

	Ecuador — 1.6%
	Foreign Government Obligations
14,900,000	Ecuador Government International Bond, 144A, 9.63%, due 06/02/27	16,390,000
31,400,000	Ecuador Government International Bond, 144A, 8.88%, due 10/23/27	33,048,500
18,200,000	Ecuador Government International Bond, 144A, 7.88%, due 01/23/28	17,927,000

	Total Ecuador	67,365,500

	Egypt — 1.0%
	Foreign Government Obligations
1,400,000	Egypt Government International Bond, Reg S, 8.50%, due 01/31/47	1,564,500
39,000,000	Egypt Government International Bond, 144A, 7.90%, due 02/21/48	40,950,000

	Total Egypt	42,514,500

	El Salvador — 0.6%
	Foreign Government Obligations
24,275,000	El Salvador Government International Bond, Reg S, 7.65%, due 06/15/35	25,670,813

	Ethiopia — 0.1%
	Foreign Government Obligations
4,190,000	Federal Democratic Republic of Ethiopia, Reg S, 6.63%, due 12/11/24	4,190,000

Par Value†		Description	Value ($)
		Gabon — 0.6%
		Foreign Government Obligations
	22,442,000	Gabonese Republic, Reg S, 6.38%, due 12/12/24	22,021,212
	4,744,000	Gabonese Republic, Reg S, 6.95%, due 06/16/25	4,749,930

		Total Gabon	26,771,142

		Ghana — 1.0%
		Foreign Government Agency — 0.4%
	15,264,297	Saderea, Ltd., Reg S, 12.50%, due 11/30/26	17,096,013

		Foreign Government Obligations — 0.6%
	17,482,000	Republic of Ghana, Reg S, 10.75%, due 10/14/30	23,513,290

		Total Ghana	40,609,303

		Greece — 0.1%
		Foreign Government Obligations
EUR	5,800,000	Hellenic Republic Government Bond, Reg S, Step Up, 3.00%, due 02/24/36	6,111,974

		Grenada — 0.2%
		Foreign Government Obligations
	7,149,357	Grenada Government International Bond, Reg S, Step Up, 7.00%, due 05/12/30	6,648,902

		Guatemala — 0.5%
		Foreign Government Obligations
	16,195,000	Republic of Guatemala, Reg S, 8.13%, due 10/06/34	20,543,358

		Honduras — 0.3%
		Foreign Government Obligations
	5,516,000	Honduras Government International Bond, Reg S, 7.50%, due 03/15/24	6,012,440
	6,646,000	Honduras Government International Bond, Reg S, 6.25%, due 01/19/27	6,903,533

		Total Honduras	12,915,973

		Hungary — 0.4%
		Foreign Government Obligations
	12,084,000	Hungary Government International Bond, 7.63%, due 03/29/41	17,476,485

		Indonesia — 3.3%
		Foreign Government Agency — 0.4%
	14,400,000	Pertamina Persero PT, Reg S, 6.50%, due 05/27/41	16,439,040

		Foreign Government Obligations — 2.9%
	30,000,000	Indonesia Government International Bond, 4.35%, due 01/11/48	28,446,000

18	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†		Description	Value ($)
		Indonesia — continued
		Foreign Government Obligations — continued
	43,091,000	Indonesia Government International Bond, Reg S, 6.63%, due 02/17/37	52,114,255
	35,780,000	Indonesia Government International Bond, Reg S, 5.25%, due 01/17/42	37,579,734

			118,139,989

		Total Indonesia	134,579,029

		Iraq — 0.4%
		Foreign Government Obligations
	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	14,456,250

		Israel — 1.3%
		Foreign Government Agency
JPY	2,500,000,000	Israel Electric Corp., Ltd., 4.10%, due 01/14/32 (c)	26,617,929
	7,243,000	Israel Electric Corp., Ltd., Reg S, 7.88%, due 12/15/26	8,973,027
	12,798,000	Israel Electric Corp., Ltd., Reg S, 8.10%, due 12/15/96	16,381,440

		Total Israel	51,972,396

		Ivory Coast — 0.4%
		Foreign Government Obligations
	15,401,610	Ivory Coast Government International Bond, Reg S, Step Up, 5.75%, due 12/31/32	14,901,058

		Jamaica — 0.6%
		Foreign Government Agency — 0.1%
	4,000,000	National Road Operating & Construction Co., Ltd., Reg S, 9.38%, due 11/10/24 (c)	4,908,000

		Foreign Government Obligations — 0.5%
	16,875,000	Jamaica Government International Bond, 7.88%, due 07/28/45	20,418,750

		Total Jamaica	25,326,750

		Jordan — 0.4%
		Foreign Government Obligations
	8,500,000	Jordan Government International Bond, 144A, 7.38%, due 10/10/47	8,956,875
	6,887,000	Jordan Government International Bond, Reg S, 5.75%, due 01/31/27	6,843,956

		Total Jordan	15,800,831

		Kazakhstan — 0.8%
		Foreign Government Obligations
	28,499,000	Kazakhstan Government International Bond, Reg S, 6.50%, due 07/21/45	34,982,522

Par Value†		Description	Value ($)
		Kenya — 0.4%
		Foreign Government Obligations
	7,300,000	Kenya Government International Bond, 144A, 8.25%, due 02/28/48	7,491,625
	7,800,000	Kenya Government International Bond, Reg S, 6.88%, due 06/24/24	8,053,500

		Total Kenya	15,545,125

		Macedonia — 0.5%
		Foreign Government Obligations
EUR	9,039,000	Macedonia Government International Bond, Reg S, 5.63%, due 07/26/23	12,868,912
EUR	7,300,000	Macedonia Government International Bond, 144A, 2.75%, due 01/18/25	8,883,737

		Total Macedonia	21,752,649

		Mexico — 8.6%
		Foreign Government Agency — 3.3%
	10,500,000	Petroleos Mexicanos, 6.38%, due 01/23/45	10,185,000
	70,487,000	Petroleos Mexicanos, 6.75%, due 09/21/47	71,459,721
	51,451,000	Petroleos Mexicanos, 144A, 6.35%, due 02/12/48	50,066,968
	5,600,000	Petroleos Mexicanos, Reg S, 6.75%, due 09/21/47	5,677,280

			137,388,969

		Foreign Government Obligations — 5.3%
	144,478,000	United Mexican States, 5.75%, due 10/12/2110	145,417,107
GBP	49,396,000	United Mexican States, 5.63%, due 03/19/2114	72,253,657

			217,670,764

		Total Mexico	355,059,733

		Morocco — 0.6%
		Foreign Government Agency
	20,800,000	Office Cherifien des Phosphates SA, Reg S, 6.88%, due 04/25/44	23,244,000

		Mozambique — 0.1%
		Foreign Government Obligations
	4,744,000	Mozambique International Bond, Reg S, 10.50%, due 01/18/23 (d)	4,097,630

		Nigeria — 0.4%
		Foreign Government Obligations
	10,750,000	Nigeria Government International Bond, 144A, 7.63%, due 11/28/47	11,032,188
	7,200,000	Nigeria Government International Bond, 144A, 7.70%, due 02/23/38	7,468,092

		Total Nigeria	18,500,280

See accompanying notes to the financial statements.	19

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	Oman — 0.5%
	Foreign Government Obligations
21,700,000	Oman Government International Bond, 144A, 6.75%, due 01/17/48	21,564,375

	Pakistan — 1.3%
	Foreign Government Obligations
14,100,000	Islamic Republic of Pakistan, 144A, 6.88%, due 12/05/27	13,898,370
41,062,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	41,164,655

	Total Pakistan	55,063,025

	Panama — 0.4%
	Foreign Government Obligations
7,851,000	Panama Government International Bond, 8.13%, due 04/28/34	10,716,615
6,252,000	Panama Government International Bond, 4.30%, due 04/29/53	6,142,590

	Total Panama	16,859,205

	Paraguay — 0.2%
	Foreign Government Obligations
8,000,000	Republic of Paraguay, Reg S, 6.10%, due 08/11/44	8,790,000

	Peru — 1.7%
	Foreign Government Agency — 0.9%
14,304,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25 (c)	12,116,346
25,895,000	Petroleos del Peru SA, Reg S, 5.63%, due 06/19/47	26,202,374

		38,318,720

	Foreign Government Obligations — 0.8%
5,000,000	Peru Par Bond, Series 30 Yr., Step Up, 4.00%, due 03/07/27 (b)	4,950,000
22,295,000	Republic of Peru, 5.63%, due 11/18/50	26,754,000

		31,704,000

	Total Peru	70,022,720

	Philippines — 2.6%
	Foreign Government Agency
9,000,000	Bangko Sentral ng Pilipinas Bond, 8.60%, due 06/15/97 (c)	16,504,956
23,300,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	31,346,422
42,012,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	61,285,005

	Total Philippines	109,136,383

Par Value†		Description	Value ($)
		Romania — 0.2%
		Foreign Government Obligations
EUR	5,180,000	Romanian Government International Bond, Reg S, 3.88%, due 10/29/35	6,825,169

		Russia — 4.1%
		Foreign Government Agency — 1.9%
	13,575,000	Gazprom Neft OAO Via GPN Capital SA, Reg S, 4.38%, due 09/19/22	13,642,875
	37,067,000	Gazprom OAO Via Gaz Capital SA, Reg S, 8.63%, due 04/28/34	49,577,112
	15,700,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.13%, due 10/29/22	16,092,500

			79,312,487

		Foreign Government Obligations — 2.2%
	26,200,000	Russian Foreign Bond, 144A, 5.25%, due 06/23/47	27,280,750
	62,200,000	Russian Foreign Bond, Reg S, 5.25%, due 06/23/47	64,765,750

			92,046,500

		Total Russia	171,358,987

		Rwanda — 0.1%
		Foreign Government Obligations
	5,487,000	Rwanda International Government Bond, Reg S, 6.63%, due 05/02/23	5,672,186

		Serbia — 0.1%
		Foreign Government Obligations
	2,378,953	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	2,395,380

		South Africa — 2.1%
		Foreign Government Agency — 0.7%
ZAR	163,000,000	Eskom Holdings SOC, Ltd., Zero Coupon, due 12/31/32	2,204,430
	21,975,000	Eskom Holdings SOC, Ltd., Reg S, 7.13%, due 02/11/25	23,157,255
ZAR	27,300,000	Transnet, Ltd., 13.50%, due 04/18/28	2,753,715

			28,115,400

		Foreign Government Obligations — 1.4%
	58,000,000	Republic of South Africa Government International Bond, 5.65%, due 09/27/47	57,057,500

		Total South Africa	85,172,900

		Sri Lanka — 1.1%
		Foreign Government Obligations
	5,700,000	Sri Lanka Government International Bond, Reg S, 6.13%, due 06/03/25	5,745,030
	17,000,000	Sri Lanka Government International Bond, Reg S, 6.85%, due 11/03/25	17,788,800

20	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†		Description	Value ($)
		Sri Lanka — continued
		Foreign Government Obligations — continued
	14,280,000	Sri Lanka Government International Bond, Reg S, 6.83%, due 07/18/26	14,834,064
	7,144,000	Sri Lanka Government International Bond, Reg S, 6.20%, due 05/11/27	7,103,994

		Total Sri Lanka	45,471,888

		Suriname — 0.4%
		Foreign Government Obligations
	16,178,000	Republic of Suriname, 144A, 9.25%, due 10/26/26	16,703,785

		Trinidad And Tobago — 0.4%
		Foreign Government Agency
	6,736,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	7,182,260
	7,292,000	Trinidad Generation UnLtd, 144A, 5.25%, due 11/04/27	7,292,000

		Total Trinidad And Tobago	14,474,260

		Tunisia — 1.8%
		Foreign Government Agency
JPY	7,340,000,000	Banque Centrale de Tunisie SA, 4.30%, due 08/02/30 (c)	55,723,324
JPY	2,500,000,000	Banque Centrale de Tunisie SA, 4.20%, due 03/17/31 (c)	18,510,708

		Total Tunisia	74,234,032

		Turkey — 4.7%
		Foreign Government Agency — 0.2%
	9,100,000	Turkiye Vakiflar Bankasi TAO, 144A, 5.75%, due 01/30/23	8,940,750

		Foreign Government Obligations — 4.5%
	30,744,000	Republic of Turkey, 6.75%, due 05/30/40	31,935,330
	83,302,000	Republic of Turkey, 6.00%, due 01/14/41	79,032,772
	84,513,000	Republic of Turkey, 5.75%, due 05/11/47	76,272,983

			187,241,085

		Total Turkey	196,181,835

		Ukraine — 2.3%
		Foreign Government Agency — 0.3%
	8,189,000	Oschadbank Via SSB #1 Plc, Reg S, Step Up, 9.63%, due 03/20/25	8,822,419
	3,700,000	Ukreximbank Via Biz Finance Plc, Reg S, 9.75%, due 01/22/25	3,986,750

			12,809,169

		Foreign Government Obligations — 2.0%
	33,100,000	Ukraine Government International Bond, 144A, 7.38%, due 09/25/32	32,189,750

Par Value†	Description	Value ($)
	Ukraine — continued
	Foreign Government Obligations — continued
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/21	6,365,093
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/22	6,342,521
6,585,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/23	6,897,787
8,585,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/24	8,896,206
6,585,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/25	6,782,550
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/26	6,184,523
6,869,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/27	7,049,311

		80,707,741

	Total Ukraine	93,516,910

	United States — 5.9%
	Asset-Backed Securities — 0.5%
4,527,545	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, Variable Rate, 1 mo. LIBOR + .24%, 1.83%, due 12/15/35 ◆	3,941,245
2,473,522	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, Variable Rate, 1 mo. LIBOR + .24%, 1.83%, due 12/15/35 ◆	2,192,087
3,049,217	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XLCA, Variable Rate, 1 mo. LIBOR + .20%, 1.79%, due 05/15/36 ◆	2,863,749
10,470,404	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 1.77%, due 11/25/36 ◆	5,405,836
10,610,009	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, Variable Rate, 1 mo. LIBOR + .22%, 1.84%, due 11/25/36 ◆	5,515,108
5,740,605	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, Variable Rate, 1 mo. LIBOR + .36%, 1.98%, due 04/25/37 ◆	3,198,761

		23,116,786

	Corporate Debt — 0.1%
385,403	AMBAC Assurance Corp., 144A, 5.10%, due 06/07/20	688,253
1,852,790	AMBAC LSNI LLC, 144A, Variable Rate, 3 mo. LIBOR + 5.00%, 6.81%, due 02/12/23	1,866,686

		2,554,939

See accompanying notes to the financial statements.	21

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	United States — continued
	U.S. Government — 5.3%
76,245,400	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (e)	75,310,914
45,000,000	U.S. Treasury Note, 3 mo. USD LIBOR + .05%, 1.25%, due 11/30/18 (f)	44,745,118
100,000,000	U.S. Treasury Note, 1.65%, due 01/31/20	99,959,060

		220,015,092

	Total United States	245,686,817

	Uruguay — 1.3%
	Foreign Government Obligations
52,218,000	Uruguay Government International Bond, 5.10%, due 06/18/50	54,176,175

	Venezuela — 4.3%
	Foreign Government Agency — 2.3%
111,465,000	Electricidad de Caracas Finance BV, Reg S, 8.50%, due 04/10/18	36,226,125
176,000,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 05/16/24 (d)	44,897,600
61,967,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 11/15/26 (d)	15,491,750

		96,615,475

	Foreign Government Obligations — 2.0%
7,000,000	Venezuela Government International Bond, 9.38%, due 01/13/34 (d)	2,012,500
19,028,000	Venezuela Government International Bond, Reg S, 7.75%, due 10/13/19 (d)	4,899,710
55,350,000	Venezuela Government International Bond, Reg S, 6.00%, due 12/09/20 (d)	14,114,250
172,793,000	Venezuela Government International Bond, Reg S, 9.00%, due 05/07/23 (d)	46,222,127
51,500,000	Venezuela Government International Bond, Reg S, 11.95%, due 08/05/31 (d)	14,677,500

		81,926,087

	Total Venezuela	178,541,562

	Vietnam — 0.6%
	Foreign Government Agency — 0.4%
25,105,000	Debt and Asset Trading Corp., Reg S, 1.00%, due 10/10/25	17,645,677

	Foreign Government Obligations — 0.2%
6,428,000	Socialist Republic of Vietnam, Series 30 Yr., 6 Mo. LIBOR + .81%, 2.31%, due 03/13/28 (c)	5,688,780

	Total Vietnam	23,334,457

Par Value†		Description	Value ($)
		Zambia — 0.2%
		Foreign Government Obligations
	7,700,000	Zambia Government International Bond, Reg S, 8.97%, due 07/30/27	8,210,125

		TOTAL DEBT OBLIGATIONS (COST $3,231,740,648)	3,290,972,960

		LOAN ASSIGNMENTS — 0.0%

		Indonesia — 0.0%
	544,093	Republic of Indonesia Loan Agreement, dated September 14, 1994, 6 mo. LIBOR + .75%, 2.18%, due 12/16/19 (c)	504,728
EUR	616,709	Republic of Indonesia, Indonesia Paris Club Debt, 4.00%, due 06/01/21 (c)	605,670

		TOTAL LOAN ASSIGNMENTS (COST $1,256,983)	1,110,398

		LOAN PARTICIPATIONS — 1.4%

		Angola — 0.8%
	20,850,000	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 7.69%, due 12/20/23 (c)	19,599,000
	14,961,750	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 7.69%, due 12/20/23 (c)	14,064,045

		Total Angola	33,663,045

		Egypt — 0.0%
CHF	77,747	Paris Club Loan Agreement (Participation with Standard Chartered Bank), Zero Coupon, due 01/03/24 (b)	70,893

		Indonesia — 0.1%
	3,128,955	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR + .88%, 2.29%, due 09/29/19 (c)	2,902,575
	399,501	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR + .88%, 2.29%, due 10/14/19 (c)	370,598

		Total Indonesia	3,273,173

		Iraq — 0.5%
EUR	1,119,029	Republic of Iraq Paris Club Loan Agreement (Participation with Credit Suisse), 4.50%, due 12/30/27 (b)	1,043,140
JPY	160,949,144	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), 2.57%, due 01/01/28 (c)	1,006,718

22	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value† / Shares		Description	Value ($)
		Iraq — continued
JPY	2,898,045,722	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), 2.57%, due 01/01/28 (c)	18,244,781
JPY	378,662,743	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), 2.57%, due 01/01/28 (c)	2,368,454

		Total Iraq	22,663,093

		Russia — 0.0%
EUR	76,893,500	Russian Foreign Trade Obligations (Participation with GML International Ltd.) (c) (d)	3

		TOTAL LOAN PARTICIPATIONS (COST $77,642,913)	59,670,207

		MUTUAL FUNDS — 2.3%

		United States — 2.3%
		Affiliated Issuers — 2.3%
	568,012	GMO Opportunistic Income Fund, Class VI	15,001,189
	3,251,005	GMO U.S. Treasury Fund	81,177,603

		TOTAL MUTUAL FUNDS (COST $93,156,925)	96,178,792

		RIGHTS/WARRANTS — 1.3%

		Argentina — 0.9%
EUR	335,089,675	Republic of Argentina GDP Linked, Expires 12/15/35 (e)	35,566,424
JPY	740,189,000	Republic of Argentina GDP Linked, Expires 12/15/35 (c) (e)	554,994

		Total Argentina	36,121,418

		Nigeria — 0.1%
	28,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20 (c)	1,869,000

		Ukraine — 0.2%
	14,446,000	Government of Ukraine GDP Linked, Expires 05/31/40 (e)	9,841,337

		Uruguay — 0.0%
	4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21* (b)	—

		Venezuela — 0.1%
	1,080,062	Republic of Venezuela Oil Warrants Expires 04/15/20 (c)	4,050,233

		TOTAL RIGHTS/WARRANTS (COST $55,515,265)	51,881,988

Shares / Par Value†	Description	Value ($)
	SHORT-TERM INVESTMENTS — 14.5%

	Money Market Funds — 1.6%
66,548,408	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 1.32% (g)	66,548,408

	U.S. Government — 12.9%
8,000,000	U.S. Treasury Bill, 0.00%, due 03/01/18 (h) (i)	8,000,000
154,000,000	U.S. Treasury Bill, 2.00%, due 08/30/18 (h)	152,584,975
77,000,000	U.S. Treasury Note, 1.13%, due 06/15/18	76,861,881
27,000,000	U.S. Treasury Note, 1.38%, due 07/31/18	26,947,266
22,000,000	U.S. Treasury Note, 1.50%, due 08/31/18	21,953,594
47,000,000	U.S. Treasury Note, 1.00%, due 09/15/18	46,768,672
200,000,000	U.S. Treasury Note, 1.50%, due 12/31/18	199,078,124

	Total U.S. Government	532,194,512

	TOTAL SHORT-TERM INVESTMENTS (COST $599,156,985)	598,742,920

	TOTAL INVESTMENTS — 99.1% (Cost $4,058,469,719)	4,098,557,265
	Other Assets and Liabilities (net) — 0.9%	37,607,967

	TOTAL NET ASSETS — 100.0%	$4,136,165,232

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
03/20/2018	MSCI	GBP	12,000,000	USD	16,906,860	373,333
03/20/2018	JPM	EUR	52,827,600	USD	66,057,955	1,521,767
03/16/2018	MSCI	USD	14,009,782	JPY	1,500,000,000	62,006

						$1,957,106

See accompanying notes to the financial statements.	23

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2018

Reverse Repurchase Agreements

Average balance outstanding	$(23,032,519)
Average interest rate	(0.47)%
Maximum balance outstanding	$(68,995,359)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the year.

Credit Linked Options

Principal/ Notional Amount			Expiration Date	Description	Premiums ($)	Value ($)
Put Sold	USD	70,000,000	04/03/2018	Turkiye Cumhuriyeti Ziraat Bankasi A.S. Credit Linked Put Option, Fund receives premium of 0.40% (OTC) (CP-DB) (b)	(1,420,222)	38,852
Put Sold	USD	24,000,000	03/10/2020	Lebanon Gap Credit Linked Put Option, Fund receives premium of 0.50% (OTC) (CP-DB) (b)	(361,333)	(209,779)
Put Sold	USD	45,000,000	01/20/2024	Republic of Philippines Credit Linked Put Option, Fund receives premium of 0.25% (OTC) (CP-DB) (b)	(416,875)	133,524
Put Sold	USD	9,746,000	01/24/2024	Republic of Philippines Credit Linked Put Option, Fund receives premium of 0.25% (OTC) (CP-DB) (b)	(1,597)	28,918
Put Sold	USD	46,000,000	04/13/2021	Lebanon Gap Credit Linked Put Option, Fund receives premium of 0.50% (OTC) (CP-DB) (b)	(947,472)	(788,747)
Put Sold	USD	100,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.44% (OTC) (CP-DB) (b)	(2,377,222)	(391,081)
Put Sold	USD	50,797,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.30% (OTC) (CP-DB) (b)	(631,170)	276,080

					$(6,155,891)	$(912,233)

Swap Contracts

Centrally Cleared Credit Default Swaps

Reference Entity	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
CDX-EMS28V2-5Y	USD	282,000,000	1.00%	1.20%	N/A	12/20/2022	Quarterly	1,641,240	2,641,849	1,000,609

24	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2018

OTC Credit Default Swaps

Reference Entity	Counterparty	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
State of Florida	JPM	USD	7,309,000	0.42%	0.08%	N/A	03/20/2018	Quarterly	(14,748)	(1,287)	13,461
State of Florida	JPM	USD	17,055,000	0.42%	0.08%	N/A	03/20/2018	Quarterly	(34,415)	(3,004)	31,411
State of Ohio	JPM	USD	12,182,000	0.49%	0.08%	N/A	03/20/2018	Quarterly	(29,597)	(2,568)	27,029
CDX-2I65BZCG5	BCLY	USD	20,222,950	5.00%	1.22%	N/A	06/20/2019	Quarterly	(504,450)	(1,213,377)	(708,927)
Republic of Brazil	JPM	USD	50,000,000	1.00%	0.64%	N/A	06/20/2019	Quarterly	1,008,872	(234,098)	(1,242,970)
Republic Of Croatia	JPM	USD	44,000,000	1.00%	0.23%	N/A	06/20/2019	Quarterly	3,659,820	(439,456)	(4,099,276)
Commonwealth of Bahamas	DB	EUR	51,746,000	1.00%	1.60%	N/A	12/20/2020	Quarterly	7,730,397	1,048,538	(6,681,859)
Commonwealth of Bahamas	DB	EUR	66,982,145	1.00%	3.68%	N/A	06/20/2025	Quarterly	9,635,537	3,155,781	(6,479,756)
United States of Mexico	GS	USD	20,000,000	1.00%	1.88%	N/A	09/20/2031	Quarterly	2,640,655	1,756,022	(884,633)

Sell Protection^:
Republic of Macedonia	DB	EUR	6,862,000	1.00%	3.62%	6,862,000 EUR	03/20/2018	Quarterly	(1,268,490)	(12,397)	1,256,093
Commonwealth of Bahamas	DB	USD	61,270,000	1.00%	1.90%	61,270,000 USD	12/20/2020	Quarterly	(7,515,364)	(1,460,896)	6,054,468
Republic of Malaysia	JPM	USD	10,000,000	1.00%	0.61%	10,000,000 USD	12/20/2022	Quarterly	(826,279)	174,052	1,000,331
Commonwealth of Bahamas	DB	USD	3,487,000	1.00%	2.11%	3,487,000 USD	06/20/2023	Quarterly	(641,463)	(181,080)	460,383
Commonwealth of Bahamas	DB	USD	6,975,000	1.00%	2.11%	6,975,000 USD	06/20/2023	Quarterly	(1,263,915)	(362,211)	901,704
Republic of Croatia	JPM	USD	40,000,000	1.00%	1.06%	40,000,000 USD	06/20/2023	Quarterly	(6,395,816)	(117,804)	6,278,012
Republic of Malaysia	JPM	USD	20,000,000	1.00%	0.79%	20,000,000 USD	03/20/2024	Quarterly	(932,016)	229,021	1,161,037
Peoples Republic of China	JPM	USD	60,000,000	1.00%	0.76%	60,000,000 USD	06/20/2024	Quarterly	(2,413,417)	838,079	3,251,496
Peoples Republic of China	JPM	USD	4,873,000	1.00%	0.76%	4,873,000 USD	06/20/2024	Quarterly	3,073	68,066	64,993
Republic of Brazil	JPM	USD	27,250,000	1.00%	1.96%	27,250,000 USD	06/20/2024	Quarterly	(2,095,396)	(1,448,337)	647,059
Peoples Republic of China	GS	USD	25,000,000	1.00%	0.82%	25,000,000 USD	03/20/2025	Quarterly	(744,727)	284,995	1,029,722
Commonwealth of Bahamas	DB	USD	89,694,857	1.00%	4.11%	89,694,857 USD	06/20/2025	Quarterly	(10,800,222)	(4,149,732)	6,650,490
Indonesia	GS	USD	36,208,000	1.00%	1.25%	36,208,000 USD	06/20/2025	Quarterly	(3,153,880)	(587,924)	2,565,956
Indonesia	GS	USD	10,000,000	1.00%	1.25%	10,000,000 USD	06/20/2025	Quarterly	(961,767)	(162,374)	799,393
Peoples Republic of China	GS	USD	22,436,000	1.00%	0.83%	22,436,000 USD	06/20/2025	Quarterly	(590,310)	241,223	831,533
Republic of Brazil	BOA	USD	4,873,000	1.00%	2.27%	4,873,000 USD	12/20/2025	Quarterly	(726,705)	(404,121)	322,584
Russia	GS	USD	2,436,000	1.00%	1.56%	2,436,000 USD	12/20/2025	Quarterly	(238,040)	(92,607)	145,433
Russia	GS	USD	8,487,000	1.00%	1.67%	8,487,000 USD	12/20/2026	Quarterly	(1,059,663)	(418,864)	640,799
Republic of Brazil	JPM	USD	40,000,000	1.00%	2.57%	40,000,000 USD	03/20/2030	Quarterly	(5,674,358)	(5,528,279)	146,079

									$(23,206,684)	$(9,024,639)	$14,182,045

^	Buy Protection - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
Sell Protection - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of February 28, 2018, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

See accompanying notes to the financial statements.	25

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2018

OTC Cross-Currency Basis Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
3 Month EURIBOR plus a spread of (0.35%)	3 Month USD LIBOR	JPM	EUR	122,436,000	09/11/2020	Quarterly	—	(5,052,247)	(5,052,247)

							$—	$(5,052,247)	$(5,052,247)

OTC Cross-Currency Interest Rate Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
(0.22)%	3 Month USD LIBOR	GS	JPY	14,852,761,000	04/28/2025	Quarterly	—	(5,643,388)	(5,643,388)
1.17%	3 Month USD LIBOR	JPM	GBP	53,411,000	03/10/2026	Quarterly	—	(438,790)	(438,790)
1.26%	3 Month USD LIBOR	JPM	EUR	1,462,000	09/04/2035	Annual	—	(57,391)	(57,391)

							$—	$(6,139,569)	$(6,139,569)

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

◆	These securities are primarily backed by subprime mortgages.

(a)	Security is backed by U.S. Treasury Bonds.

(b)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(c)	Investment valued using significant unobservable inputs (Note 2).

(d)	Security is in default.

(e)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(f)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(g)	The rate disclosed is the 7 day net yield as of February 28, 2018.

(h)	The rate shown represents yield-to-maturity.

(i)	Rate rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 46.

26	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Structured Products team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the Barclays U.S. Securitized + Index is included for comparative purposes.

Class VI shares of GMO Opportunistic Income Fund returned +5.18% (net) for the fiscal year ended February 28, 2018, as compared with +0.21% for the Barclays U.S. Securitized + Index. The Fund outperformed the benchmark during the fiscal year by +4.97%, with both sector selection and asset selection within securitized products contributing to outperformance.

More specifically, outperformance was driven by sector allocations such as Student Loans, Residential and Commercial Mortgage-Backed Securities, which despite some market volatility and micro-events, were top performers on the year. In asset-backed products, such as Auto ABS and Small Balance Commercial ABS, the fund added additional performance in less volatile shorter duration markets. Securitizations related to corporate debt markets, such as collateralized loan obligations (CLO), outperformed, adding additional alpha throughout the year. At fiscal year-end, approximately 18% of the portfolio was rated AAA (including cash and cash equivalents), 38% of the portfolio was rated single-A or better, and 55% of the portfolio was rated below BBB.

*The Barclays U.S. Securitized + is an internally maintained benchmark computed by GMO, comprised of the J.P. Morgan U.S. 3 Month Cash index through 12/30/2016 and the Bloomberg Barclays U.S. Securitized: MBS, ABS, CMBS Index thereafter.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Opportunistic Income Fund^ Class VI Shares, the Bloomberg Barclays U.S. Securitized +,

and the Bloomberg Barclays U.S. Securitized

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .40% on the purchase and .40% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	Beginning December 21, 2015 the pricing source for certain fixed income assets of the Fund changed, which may have had a material impact on the Fund’s performance for the period shown.

The Barclays U.S Securitiezed + is an internally maintained benchmark computed by GMO, comprised of the J.P. Morgan U.S. 3 Month Cash Index through December 31, 2016 and the Bloomberg Barclays U.S. Securitized: MBS, ABS, CMBS Index thereafter.

^	Effective February 12, 2014, GMO Debt Opportunities Fund (the “Acquired Fund”) merged into GMO Short-Duration Collateral Fund (the “Acquiring Fund”) and the surviving entity was renamed GMO Debt Opportunities Fund. For accounting and financial reporting purposes, the Acquired Fund is the surviving entity, meaning that the combined entity adopted the historical financial reporting and performance history of the Acquired Fund. The information shown prior to February 12, 2014 is that of the Acquired Fund and reflects the Acquired Fund’s performance.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Debt Obligations	99.1%
Mutual Funds	4.8
Short-Term Investments	4.4
Swap Contracts	1.6
Purchased Options	0.0	^
Futures Contracts	0.0	^
Forward Currency Contracts	(0.0	)^
Written Options	(0.0	)^
Securities Sold Short	(6.9)
Other	(3.0)

	100.0%

Industry Sector Summary	% of Debt Obligations
Student Loans	23.8%
Small Balance Commercial Mortgages	14.9
Collateralized Loan Obligations	14.5
U.S. Government Agency	11.9
Commercial Mortgage-Backed Securities	11.6
Residential Mortgage-Backed Securities – Other	10.7
Auto Retail Subprime	4.3
Residential Mortgage-Backed Securities – Prime	2.3
Residential Mortgage-Backed Securities – Alt-A	2.2
CMBS Collateralized Debt Obligations	1.9
Residential Mortgage-Backed Securities – Subprime	1.0
Time Share	0.8
Auto Retail Prime	0.1

100.0%

^	Rounds to 0.0%.

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	DEBT OBLIGATIONS — 99.1%

	Asset-Backed Securities — 87.3%
	Auto Retail Prime — 0.1%
985,600	California Republic Auto Receivables Trust, Series 14-1, Class C, 3.40%, due 12/15/20	987,536

	Auto Retail Subprime — 4.2%
13,720,000	AmeriCredit Automobile Receivables Trust, Series 14-2, Class E, 144A, 3.37%, due 11/08/21	13,795,763
1,524,850	CarFinance Capital Auto Trust, Series 14-1A, Class D, 144A, 4.90%, due 04/15/20	1,539,282
1,073,840	CarFinance Capital Auto Trust, Series 13-2A, Class E, 144A, 7.86%, due 10/15/20	1,074,588
4,130,000	CFC LLC, Series 14-2A, Class E, 144A, 5.36%, due 11/15/21	4,119,930
3,294,204	CPS Auto Receivables Trust, Series 14-A, Class C, 144A, 3.29%, due 02/18/20	3,300,638
3,879,430	CPS Auto Receivables Trust, Series 14-A, Class D, 144A, 5.11%, due 02/18/20	3,927,645
6,265,989	CPS Auto Receivables Trust, Series 14-B, Class D, 144A, 4.62%, due 05/15/20	6,298,703
750,584	CPS Auto Receivables Trust, Series 13-B, Class D, 144A, 4.66%, due 09/15/20	754,661
51,150	CPS Auto Receivables Trust, Series 13-B, Class E, 144A, 6.41%, due 09/15/20	51,807
1,049,647	CPS Auto Receivables Trust, Series 15-C, Class D, 144A, 4.63%, due 08/16/21	1,068,313
2,250,000	Exeter Automobile Receivables Trust, Series 14-2A, Class D, 144A, 4.93%, due 12/15/20	2,291,933
6,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class D, 144A, 5.53%, due 02/16/21	6,083,568
5,377,425	Flagship Credit Auto Trust, Series 14-1, Class D, 144A, 4.83%, due 06/15/20	5,449,424
1,400,000	Flagship Credit Auto Trust, Series 14-1, Class E, 144A, 5.71%, due 08/16/21	1,420,400

	Total Auto Retail Subprime	51,176,655

	CMBS Collateralized Debt Obligations — 1.9%
8,586,000	ARCap 2005-1 Resecuritization Trust, Series 05-1A, Class B, 144A, 5.55%, due 12/21/42	3,638,567
5,417,774	Capitalsource Real Estate Loan Trust, Series 06-1A, Class B, 144A, Variable Rate, 3 mo. LIBOR + .39%, 1.74%, due 01/20/37 (a)	5,350,051
11,375,951	GS Mortgage Securities Corp., Series 06-CC1, Class A, 144A, Variable Rate, 5.52%, due 03/21/46	10,136,834
4,203,404	LNR CDO Ltd., Series 2002-1A Class EFX, 144A, 7.78%, due 07/24/37	1,597,294
1,764,861	Sorin Real Estate CDO IV Ltd., Series 06-4A, Class C, 144A, 3 mo. LIBOR + .53%, 1.70%, due 10/28/46	1,756,891

	Total CMBS Collateralized Debt Obligations	22,479,637

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Collateralized Loan Obligations — 14.3%
2,349,875	ACIS CLO Ltd., Series 13-1A, Class A2B, 144A, 3 mo. LIBOR + 1.65%, 3.38%, due 04/18/24	2,357,350
17,190,000	ACIS CLO Ltd., Series 15-6A, Class A1, 144A, 3 mo. LIBOR + 1.59%, 3.36%, due 05/01/27	17,225,446
37,276,500	Arrowpoint CLO Ltd., Series 15-4A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.55%, 3.28%, due 04/18/27	37,684,193
1,714,600	BFNS LLC, Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.98, 2.70%, due 01/25/29	1,714,600
6,006,000	BlueMountain CLO Ltd., Series 14-3A, Class BR, 144A, 3 mo. LIBOR + 2.10%, 3.82%, due 10/15/26	6,039,796
4,504,500	Carlyle Global Market Strategies CLO Ltd., Series 14-5A, Class BR, 144A, 3 mo. LIBOR + 2.05%, 3.77%, due 10/16/25	4,522,842
5,603,000	CIFC Funding Ltd., Series 13A-4A, Class C2R, 144A, 3 mo. LIBOR + 2.25%, 4.21%, due 11/27/24	5,625,115
7,327,000	CIFC Funding Ltd., Series 13A-4A, Class C1R, 144A, 3 mo. LIBOR + 2.25%, 4.21%, due 11/27/24	7,355,920
8,573,000	CIFC Funding Ltd., Series 15-2A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.78%, 2.50%, due 04/15/27	8,572,923
5,038,500	CIFC Funding Ltd., Series 15-5A, Class D, 144A, 3 mo. LIBOR + 6.30%, 8.05%, due 10/25/27	5,079,518
7,289,600	CIFC Funding Ltd., Series 12-2RA, Class A1, 144A, 3 mo. LIBOR + 0.80%, 2.20%, due 01/20/28	7,290,416
9,875,050	Crown Point CLO II Ltd., Series 13-2A, Class A3LR, 144A, 3 mo. LIBOR + 1.75%, 3.47%, due 12/31/23	9,874,961
4,968,000	Cumberland Park CLO Ltd., Series 15-2A, Class C, 144A, 3 mo. LIBOR + 2.85%, 4.59%, due 07/20/26	4,993,093
4,888,750	Dorchester Park CLO Ltd., Series 15-1A, Class E, 144A, 3 mo. LIBOR + 5.25%, 6.99%, due 01/20/27	4,898,787
2,581,500	GoldenTree Loan Opportunities VII Ltd., Series 13-7A, Class E, 144A, 3 mo. LIBOR + 4.70%, 6.45%, due 04/25/25	2,589,159
5,166,000	GoldenTree Loan Opportunities VII Ltd., Series 13-7A, Class B, 144A, 3 mo. LIBOR + 1.75%, 3.50%, due 04/25/25	5,174,214
1,465,400	Madison Park Funding XII Ltd, Series 14-12A, Class CR, 144A, Variable Rate, 3 mo. LIBOR + 2.35%, 4.09%, due 07/20/26	1,467,336
2,000,000	Madison Park Funding XX Ltd., Series 16-20A, Class C, 3 mo. LIBOR + 3.3%, 5.06%, due 04/27/27	2,005,240
1,292,250	Magnetite XVII Ltd., Series 16-17X, Class E, Reg. S, 3 mo. LIBOR + 8.15%, 9.89%, due 04/20/28	1,304,086

See accompanying notes to the financial statements.	31

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Collateralized Loan Obligations — continued
4,307,500	Marathon CLO VIII Ltd., Series 15-8A, Class A1B, 144A, 3 mo. LIBOR + 1.49%, 3.22%, due 07/18/27	4,312,746
6,871,400	Saratoga Investment CLO Ltd., Series 13-1A, Class CR, 144A, 3 mo. LIBOR + 3.36%, 5.10%, due 10/20/25	6,972,891
3,456,398	Stratford CLO Ltd., Series 07-1A, Class C, 144A, 3 mo. LIBOR + 2.00%, 3.77%, due 11/01/21	3,459,765
3,016,300	Tryon Park CLO Ltd., Series 13-1A, Class A2, 144A, 3 mo. LIBOR + 1.55%, 3.27%, due 07/15/25	3,022,559
6,004,600	Venture VIII CDO Ltd., Series 07-8A, Class D, 144A, 3 mo. LIBOR + 2.35%, 4.09%, due 07/22/21	6,029,261
3,606,120	Venture VIII CDO Ltd., Series 07-8X, Class D, Reg. S, 3 mo. LIBOR + 2.35%, 4.09%, due 07/22/21	3,620,930
9,920,752	Zais CLO 1 Ltd., Series 14-1A, Class A1, 3 mo. LIBOR + 1.4%, 3.12%, due 04/15/26	9,931,536

	Total Collateralized Loan Obligations	173,124,683

	Commercial Mortgage-Backed Securities — 11.5%
4,300,000	Banc of America Commercial Mortgage Trust, Series 06-2, Class D, 144A, Variable Rate, 5.49%, due 05/10/45	4,298,247
4,958,543	Commercial Mortgage Trust, Series 07-GG9, Class AJ, Variable Rate, 5.51%, due 03/10/39	3,766,986
1,715,200	Core Industrial Trust, Series 15-TEXW, Class D, 144A, Variable Rate, 3.85%, due 02/10/34	1,721,821
5,151,600	Core Industrial Trust, Series 15-WEST, Class C, 144A, Variable Rate, 3.49%, due 02/10/37	5,057,697
23,260,500	Core Industrial Trust, Series 15-WEST, Class E, 144A, Variable Rate, 4.23%, due 02/10/37	22,726,746
3,398,594	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFL, 1 mo. LIBOR + .25%, 1.84%, due 04/15/37	3,241,730
1,560,370	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFX, 4.88%, due 04/15/37	1,538,782
2,756,806	Credit Suisse Mortgage Capital Certificates, Series 06-C4, Class AJ, Variable Rate, 5.43%, due 09/15/39	2,791,893
11,025,000	GS Mortgage Securities Corp., Series 16-RENT, Class E, 144A, Variable Rate, 4.07%, due 02/10/29	10,889,463
14,817,768	GS Mortgage Securities Corp., Series 16-GS2, Class D, 144A, 2.75%, due 05/10/49	11,920,924
4,264,000	GS Mortgage Securities Trust, Series 11-GC3, Class F, 144A, Variable Rate, 5.00%, due 03/10/44	3,583,554

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Commercial Mortgage-Backed Securities — continued
19,255,616	GS Mortgage Securities Trust, Series 11-GC3, Class D, 144A, Variable Rate, 5.64%, due 03/10/44	19,789,212
15,187,775	Hyatt Hotel Portfolio Trust, Series 17-HYT2, Class G, 144A, Variable Rate, 1 mo. LIBOR + 4.15%, 5.74%, due 08/09/32	15,329,744
2,765,941	JP Morgan Chase Commercial Mortgage Securities Corp., Series 05-CB13, Class AJ, Variable Rate, 5.58%, due 01/12/43	2,840,345
4,307,500	JP Morgan Chase Commercial Mortgage Securities Trust, Series 04-CB9, Class E, Variable Rate, 5.34%, due 06/12/41	4,307,743
2,432,859	JP Morgan Chase Commercial Mortgage Securities Trust, Series 04-CB9, Class F, 144A, Variable Rate, 5.34%, due 06/12/41	2,278,372
2,833,136	JP Morgan Chase Commercial Mortgage Securities Trust, Series 04-C3, Class H, 144A, Variable Rate, 5.83%, due 01/15/42	2,808,015
20,137	LB-UBS Commercial Mortgage Trust, Series 06-C1, Class AJ, Variable Rate, 5.28%, due 02/15/41	20,141
8,270,894	WaMu Commercial Mortgage Securities Trust, Series 07-SL3, Class G, 144A, Variable Rate, 3.41%, due 03/23/45	8,261,774
3,434,000	Wells Fargo Commercial Mortgage Trust, Series 13-BTC, Class D, 144A, Variable Rate, 3.55%, due 04/16/35	3,288,648
8,563,000	Wells Fargo Commercial Mortgage Trust, Series 13-BTC, Class F, 144A, Variable Rate, 3.55%, due 04/16/35	7,953,363

	Total Commercial Mortgage-Backed Securities	138,415,200

	Residential Mortgage-Backed Securities — Other — 9.3%
1,443,296	ACE Securities Corp. Home Equity Loan Trust, Series 06-ASL1, Class A, 1 mo. LIBOR + .28%, 1.90%, due 02/25/36	810,503
21,222,553	American Home Mortgage Investment Trust, Series 06-2, Class 4A, 1 mo. LIBOR + .36%, 1.98%, due 02/25/36	4,103,884
6,037,579	BCMSC Trust, Series 99-A, Class M1, Variable Rate, 6.79%, due 03/15/29	5,573,728
8,850,728	BCMSC Trust, Series 99-B, Class A4, Variable Rate, 7.30%, due 12/15/29	3,614,453
2,928,137	BCMSC Trust, Series 00-A, Class A4, Variable Rate, 8.29%, due 06/15/30	1,238,859
847,394	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .32%, 1.94%, due 02/25/37	1,886,933
5,611,101	Conseco Finance Securitizations Corp., Series 01-3, Class M1, Variable Rate, 7.15%, due 05/01/33	5,318,009

32	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Other — continued
8,322,531	Conseco Financial Corp., Series 97-6, Class M1, Variable Rate, 7.21%, due 01/15/29	8,325,150
3,109,297	Conseco Financial Corp., Series 98-6, Class M1, Variable Rate, 6.63%, due 06/01/30	2,870,908
2,704,047	Countrywide Home Equity Loan Trust, Series 07-E, Class A, FSA, 1 mo. LIBOR + .15%, 1.74%, due 06/15/37	2,387,317
826,453	GMACM Home Equity Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .50%, 2.06%, due 10/25/34	772,266
2,244,475	GMACM Home Equity Loan Trust, Series 07-HE3, Class 2A1, Variable Rate, 6.81%, due 09/25/37	2,298,505
7,885,267	Home Equity Loan Trust, Series 05-HS1, Class AI4, STEP, 5.61%, due 09/25/35	4,816,937
32,018,380	Home Equity Mortgage Loan Asset-Backed Trust, Series 06-A, Class A, 1 mo. LIBOR + .26%, 1.88%, due 06/25/36	4,697,420
4,432,823	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .32%, 1.94%, due 03/25/36	977,996
861,001	Mellon Re-REMIC Pass-Through Trust, Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 1.81%, due 02/26/34	818,793
14,488,576	New Century Home Equity Loan Trust, Series 06-S1, Class A2A, 1 mo. LIBOR + .20%, 1.82%, due 03/25/36	1,312,022
8,264,581	New Century Home Equity Loan Trust, Series 06-S1, Class A1, 1 mo. LIBOR + .34%, 1.96%, due 03/25/36	748,340
22,034,282	New Century Home Equity Loan Trust, Series 06-S1, Class A2B, 1 mo. LIBOR + .40%, 2.02%, due 03/25/36	1,995,083
2,268,947	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 05-S3, Class M1, 1 mo. LIBOR + .90%, 2.52%, due 08/25/35	2,468,557
9,307,502	Oakwood Mortgage Investors, Inc., Series 99-C, Class A2, 7.48%, due 08/15/27	9,240,171
1,568,411	Oakwood Mortgage Investors, Inc., Series 98-A, Class B1, Variable Rate, 7.50%, due 05/15/28	1,573,760
2,836,239	Oakwood Mortgage Investors, Inc., Series 98-D, Class M1, 144A, 7.42%, due 01/15/29	2,882,878
6,324,605	Oakwood Mortgage Investors, Inc., Series 99-E, Class A1, Variable Rate, 7.61%, due 03/15/30	5,912,994
11,224,353	Oakwood Mortgage Investors, Inc., Series 00-D, Class A4, Variable Rate, 7.40%, due 07/15/30	6,310,219
1,509,020	Oakwood Mortgage Investors, Inc., Series 01-D, Class A4, Variable Rate, 6.93%, due 09/15/31	1,338,810
3,207,069	PHH Mortgage Trust, Series 07-1SL, Class M2, 144A, STEP, 7.00%, due 12/25/27	3,460,329

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Other — continued
20,889,413	Residential Funding Mortgage Securities II, Series 06-HI4, Class A4, STEP, 5.72%, due 09/25/36	16,696,412
1,858,498	SACO I Trust, Series 05-10, Class 2A1, 1 mo. LIBOR + .52%, 2.14%, due 01/25/36	1,857,252
14,550,043	Soundview Home Loan Trust, Series 06-A, Class A, 1 mo. LIBOR + .38%, 2.00%, due 11/25/35	2,024,013
25,289,338	Terwin Mortgage Trust, Series 07-1SL, Class A1, 144A, 1 mo. LIBOR + .14%, 1.76%, due 01/25/38	3,645,357

	Total Residential Mortgage-Backed Securities — Other	111,977,858

	Residential Mortgage-Backed Securities — Prime — 2.6%
2,425,775	Bear Stearns ARM Trust, Series 05-6, Class 3A1, Variable Rate, 3.66%, due 08/25/35	2,476,049
2,131,805	Bear Stearns ARM Trust, Series 05-9, Class A1, U.S. Treasury Yield + 2.30%, 3.52%, due 10/25/35	2,176,058
3,692,775	Chase Mortgage Finance Trust, Series 05-A1, Class 3A1, Variable Rate, 3.38%, due 12/25/35	3,635,062
3,760,812	Chase Mortgage Finance Trust, Series 07-A1, Class 11M1, Variable Rate, 3.52%, due 03/25/37	3,729,502
1,543,644	Citigroup Mortgage Loan Trust, Series 05-3, Class 2A2, Variable Rate, 3.50%, due 08/25/35	1,547,211
3,336,482	IndyMac INDA Mortgage Loan Trust, Series 06-AR3, Class 1A1, Variable Rate, 3.68%, due 12/25/36	3,189,771
2,530,759	IndyMac INDA Mortgage Loan Trust, Series 07-AR1, Class 1A1, Variable Rate, 3.66%, due 03/25/37	2,451,351
4,328,443	RFMSI Trust, Series 05-SA4, Class 2A2, Variable Rate, 3.88%, due 09/25/35	4,258,153
2,695,212	WaMu Mortgage Pass-Through Certificates, Series 05-AR10, Class 1A3, Variable Rate, 3.31%, due 09/25/35	2,724,846
2,070,211	WaMu Mortgage Pass-Through Certificates, Series 06-AR19, Class 2A, Variable Rate, 2.00%, due 01/25/47	2,049,501
3,544,191	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 07-5, Class A6, 6.00%, due 06/25/37	3,535,289

	Total Residential Mortgage-Backed Securities — Prime	31,772,793

See accompanying notes to the financial statements.	33

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Subprime — 1.8%
2,578,393	BCAP LLC, Series 14-RR2, Class 11A3, 144A, Variable Rate, 1.81%, due 05/26/37	2,490,142
5,584,225	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 1.73%, due 04/25/31	7,018,324
1,074,058	Carrington Mortgage Loan Trust, Series 06-RFC1, Class A3, 1 mo. LIBOR + .15%, 1.77%, due 05/25/36	1,072,449
2,346,492	Meritage Mortgage Loan Trust, Series 05-2, Class M2, 1 mo. LIBOR + .75%, 2.37%, due 11/25/35	2,354,247
4,347,797	Morgan Stanley Resecuritization Trust, Series 14-R8, Class 2A, 144A, 1 mo. LIBOR + .16%, 1.72%, due 06/26/47	4,331,159
1,489,988	Ownit Mortgage Loan Trust, Series 06-3, Class A2C, 1 mo. LIBOR + .17%, 1.79%, due 03/25/37	1,488,757
3,196,918	RAMP Trust, Series 07-RZ1, Class A2, 1 mo. LIBOR + .16%, 1.78%, due 02/25/37	3,169,067

	Total Residential Mortgage-Backed Securities — Subprime	21,924,145

	Residential Mortgage-Backed Securities — Alt-A — 2.4%
2,559,703	Adjustable Rate Mortgage Trust, Series 05-1, Class 5M1, 1 mo. LIBOR + 1.05%, 2.67%, due 05/25/35	2,478,702
2,743,398	Alternative Loan Trust, Series 06-7CB, Class 1A1, 1 mo. LIBOR + .70%, 2.32%, due 05/25/36	1,613,279
2,667,962	Alternative Loan Trust, Series 06-28CB, Class A1, 1 mo. LIBOR + .70%, 2.32%, due 10/25/36	1,643,359
2,785,647	Bear Stearns ARM Trust, Series 07-1, Class 2A1, Variable Rate, 3.84%, due 02/25/47	2,628,992
7,786,877	Citigroup Mortgage Loan Trust, Inc., Series 06-AR5, Class 2A2A, Variable Rate, 3.45%, due 07/25/36	5,898,203
2,090,813	JP Morgan Resecuritization Trust, Series 09-10, Class 7A1, 144A, Variable Rate, 6.05%, due 02/26/37	2,166,886
2,828,194	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 05-7, Class 2CB1, 5.50%, due 08/25/35	2,854,510
10,030,789	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 06-AR10, Class A2A, 1 mo. LIBOR + .17%, 1.79%, due 12/25/36	9,021,530
502,889	Wells Fargo Mortgage Backed Securities Trust, Series 05-AR14, Class A4, Variable Rate, 3.46%, due 08/25/35	502,992

	Total Residential Mortgage-Backed Securities — Alt-A	28,808,453

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Small Balance Commercial Mortgages — 14.8%
709,629	Bayview Commercial Asset Trust, Series 04-1, Class M1, 144A, 1 mo. LIBOR + .84%, 2.18%, due 04/25/34	693,108
394,639	Bayview Commercial Asset Trust, Series 04-1, Class M2, 144A,, 1 mo. LIBOR + 1.80%, 2.82%, due 04/25/34	392,397
687,687	Bayview Commercial Asset Trust, Series 04-1, Class B, 144A, 1 mo. LIBOR + 2.85%, 3.52%, due 04/25/34	690,701
6,652,630	Bayview Commercial Asset Trust, Series 05-2A, Class A1, 144A,, 1 mo. LIBOR + .31%, 1.93%, due 08/25/35	6,312,404
3,555,183	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 2.01%, due 01/25/36	3,332,885
2,075,216	Bayview Commercial Asset Trust, Series 06-1A, Class M1, 144A, 1 mo. LIBOR + .38%, 1.94%, due 04/25/36	1,938,925
2,738,101	Bayview Commercial Asset Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .23%, 1.85%, due 07/25/36	2,643,531
5,600,821	Bayview Commercial Asset Trust, Series 06-2A, Class A2, 144A, 1 mo. LIBOR + .28%, 1.90%, due 07/25/36	5,423,898
8,203,782	Bayview Commercial Asset Trust, Series 06-3A, Class A1, 144A, 1 mo. LIBOR + .25%, 1.87%, due 10/25/36	7,811,089
980,727	Bayview Commercial Asset Trust, Series 06-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 1.92%, due 10/25/36	935,919
2,964,510	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 1.86%, due 07/25/37	2,822,196
12,361,400	Bayview Commercial Asset Trust, Series 07-2A, Class A1, 144A, 1 mo. LIBOR + .27%, 1.83%, due 07/25/37	11,808,317
6,581,688	Bayview Commercial Asset Trust, Series 07-2A, Class A2, 144A, 1 mo. LIBOR + .32%, 1.88%, due 07/25/37	6,102,716
6,267,622	Bayview Commercial Asset Trust, Series 07-4A, Class A1, 144A, 1 mo. LIBOR + .45%, 2.07%, due 09/25/37	5,986,585
2,928,777	Bayview Commercial Asset Trust, Series 07-6A, Class A3B, 144A, 1 mo. LIBOR + .85%, 2.47%, due 12/25/37	2,896,330
25,064,747	Bayview Commercial Asset Trust, Series 07-6A, Class A3A, 144A, 1 mo. LIBOR + 1.25%, 2.87%, due 12/25/37	25,050,846
24,322,577	GE Business Loan Trust, Series 06-1x, Class A, 1 mo. LIBOR + .20%, 1.79%, due 05/15/34	23,459,583
2,578,692	GE Business Loan Trust, Series 06-2A, Class A, 144A, 1 mo. LIBOR + .18%, 1.77%, due 11/15/34	2,529,476
5,837,026	GE Business Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .17%, 1.76%, due 04/16/35	5,677,203

34	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Small Balance Commercial Mortgages — continued
4,731,350	GE Business Loan Trust, Series 07-1A, Class D, 144A, 1 mo. LIBOR + 1.00%, 2.59%, due 04/16/35	4,239,860
4,052,272	Lehman Brothers Small Balance Commercial, Series 06-1A, Class M1, 144A, 1 mo. LIBOR + .31%, 1.93%, due 04/25/31	4,041,327
7,540,867	Lehman Brothers Small Balance Commercial, Series 06-2A, Class M1, 144A, 1 mo. LIBOR + .29%, 1.91%, due 09/25/36	7,439,156
4,108,319	Lehman Brothers Small Balance Commercial, Series 06-3A, Class 1A, 144A, 1 mo. LIBOR + .20%, 1.82%, due 12/25/36	4,081,661
4,300,000	Lehman Brothers Small Balance Commercial, Series 07-2A, Class M1, 144A, 1 mo. LIBOR + .40%, 1.96%, due 06/25/37	4,043,590
6,041,434	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 1.87%, due 02/25/30	5,910,668
1,744,539	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-2A, Class M1, 1 mo. LIBOR + .40%, 2.02%, due 09/25/30	1,727,439
2,002,843	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-2A, Class M2, 1 mo. LIBOR + .52%, 2.14%, due 09/25/30	1,964,692
5,445,606	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 06-1A, Class M3, 1 mo. LIBOR + .53%, 2.15%, due 04/25/31	5,209,404
2,022,599	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 06-1A, Class B, 144A, 1 mo. LIBOR + 1.00%, 2.62%, due 04/25/31	1,914,108
2,563,200	Morgan Stanley Capital I Trust, Series 12-STAR, Class C, 144A, 3.85%, due 08/05/34	2,575,753
854,400	Morgan Stanley Capital I Trust, Series 12-STAR, Class D, 144A, 4.06%, due 08/05/34	859,103
2,180,584	Velocity Commercial Capital Loan Trust, Series 16-2, Class AFL, 1 mo. LIBOR + 1.80%, 3.42%, due 10/25/46	2,201,017
9,503,550	WaMu Commercial Mortgage Securities Trust, Series 07-SL2, Class C, 144A, Variable Rate, 2.80%, due 12/27/49	9,509,021
3,430,400	WaMu Commercial Mortgage Securities Trust, Series 07-SL2, Class D, 144A, Variable Rate, 3.18%, due 12/27/49	3,430,614
2,585,664	WaMu Commercial Mortgage Securities Trust, Series 07-SL2, Class E, 144A, Variable Rate, 3.33%, due 12/27/49	2,565,746

	Total Small Balance Commercial Mortgages	178,221,268

	Student Loans — 23.6%
7,379,440	Access Group, Inc., Series 05-A, Class B, 3 mo. LIBOR + .80%, 2.55%, due 07/25/34	6,980,941
2,813,159	Access Group, Inc., Series 03-A, Class A2, 3 mo. USGG +1.20%, 2.64%, due 07/01/38	2,829,214

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans — continued
10,277,550	AccessLex Institute, Series 07-1, Class A4, 3 mo. USGG + 0.06%, 1.81%, due 01/25/23	10,108,888
9,130,149	AccessLex Institute, Series 04-2, Class A3, 3 mo. LIBOR + .19%, 1.94%, due 10/25/24	9,011,314
11,055,585	AccessLex Institute, Series 04-2, Class B, 3 mo. LIBOR + .70%, 2.45%, due 01/25/43	9,581,210
5,729,955	Collegiate Funding Services Education Loan Trust, Series 05-B, Class B, 3 mo. LIBOR + .32%, 2.01%, due 03/28/35 (a)	5,386,157
4,285,982	KeyCorp Student Loan Trust, Series 00-B, Class A2, 3 mo. LIBOR + 0.31%, 2.06%, due 07/25/29	4,221,066
2,306,263	KeyCorp Student Loan Trust, Series 99-B, Class CTFS, 3 mo. LIBOR + .90%, 2.84%, due 11/25/36	2,308,222
25,090,320	KeyCorp Student Loan Trust, Series 06-A, Class 2B, 3 mo. LIBOR + .48%, 2.15%, due 12/27/41	24,500,627
3,123,725	KeyCorp Student Loan Trust, Series 04-A, Class 2C, 3 mo. LIBOR + 0.80%, 2.56%, due 04/28/42	3,017,634
5,622,500	KeyCorp Student Loan Trust, Series 04-A, Class 2D, 3 mo. LIBOR + 1.25%, 3.01%, due 07/28/42	4,123,415
7,077,136	KeyCorp Student Loan Trust, Series 04-A, Class 1A2, 3 mo. LIBOR + 0.24%, 2.00%, due 10/27/42	6,936,950
18,250,000	National Collegiate Commutation Trust, Series 07-3, Class A3R4, 144A, Variable Rate, 5.16%, due 03/31/38 (a)	8,851,250
7,437,293	National Collegiate Commutation Trust, Series 07-3, Class A3L, 144A, 1 mo. LIBOR + .84%, 2.41%, due 03/31/38	2,976,555
2,189,853	National Collegiate Student Loan Trust, Series 06-2, Class A3, 1 mo. LIBOR + .21%, 1.83%, due 11/25/27	2,177,479
4,036,928	National Collegiate Student Loan Trust, Series 06-1, Class A4, Variable Rate, 1 mo. LIBOR + 0.25%, 1.87%, due 03/27/28	4,011,958
1,532,456	National Collegiate Student Loan Trust, Series 06-3, Class A4, 1 mo. LIBOR + .27%, 1.89%, due 03/26/29	1,506,345
5,006,105	National Collegiate Student Loan Trust, Series 05-2, Class A4, 1 mo. LIBOR + .27%, 1.89%, due 09/25/29	4,922,948
26,561,847	National Collegiate Student Loan Trust, Series 07-1, Class A3, Variable Rate, 1 mo. LIBOR + 0.24%, 1.86%, due 07/25/30	25,915,852
8,685,000	National Collegiate Student Loan Trust, Series 06-4, Class A4, 1 mo. LIBOR + .31%, 1.93%, due 05/25/32	7,711,907
12,960,000	National Collegiate Student Loan Trust, Series 06-1, Class A5, 1 mo. LIBOR + .35%, 1.97%, due 03/25/33	11,877,876

See accompanying notes to the financial statements.	35

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans — continued
25,000	National Collegiate Student Loan Trust, Series 07-3, Class A3A4, Variable Rate, 5.16%, due 03/25/38 (a)	19,625
75,000	National Collegiate Student Loan Trust, Series 07-4, Class A3A7, Variable Rate, 5.12%, due 03/25/38 (a)	58,875
32,566,305	SLC Private Student Loan Trust, Series 06-A, Class C, 3 mo. LIBOR + .45%, 2.17%, due 07/15/36	31,146,440
12,042,000	SLM Private Credit Student Loan Trust, Series 03-A, Class A3, Variable Rate, 4.25%, due 06/15/32 (a)	12,039,592
5,850,000	SLM Private Credit Student Loan Trust, Series 03-C, Class A3, Variable Rate, 4.07%, due 09/15/32 (a)	5,850,000
3,509,557	SLM Private Credit Student Loan Trust, Series 03-C, Class C, 3 mo. LIBOR + 1.60%, 3.19%, due 09/15/32	1,231,372
9,000,000	SLM Private Credit Student Loan Trust, Series 04-B, Class A4, Variable Rate, 3 mo. LIBOR + .43%, 1.92%, due 09/15/33	8,643,870
5,354,451	SLM Private Credit Student Loan Trust, Series 05-A, Class B, Variable Rate, 3 mo. LIBOR + .28%, 1.87%, due 12/15/38	5,175,988
47,615,000	SLM Private Credit Student Loan Trust, Series 06-A, Class A5, Variable Rate, 3 mo. LIBOR + .29%, 1.88%, due 06/15/39	46,360,226
11,931,000	SLM Private Credit Student Loan Trust, Series 05-B, Class A4, Variable Rate, 3 mo. LIBOR + .33%, 1.92%, due 06/15/39	11,623,475
2,672,291	SLM Private Credit Student Loan Trust, Series 06-C, Class C, 3 mo. LIBOR + .39%, 1.98%, due 12/15/39	2,068,276
1,255,232	South Carolina Student Loan Corp., Series 14-1, Class A1, 1 mo. LIBOR + .75%, 2.32%, due 05/01/30	1,261,427

	Total Student Loans	284,436,974

	Time Share — 0.8%
657,766	BXG Receivables Note Trust, Series 12-A, Class B, 144A, 3.99%, due 12/02/27	654,052
2,240,037	BXG Receivables Note Trust, Series 13-A, Class B, 144A, 4.00%, due 12/04/28	2,242,176
1,030,827	Diamond Resorts Owner Trust, Series 13-2, Class A, 144A, 2.27%, due 05/20/26	1,030,390
670,548	Diamond Resorts Owner Trust, Series 13-2, Class B, 144A, 2.62%, due 05/20/26	670,280
1,425,485	Marriott Vacation Club Owner Trust, Series 12-1A, Class B, 144A, Variable Rate, 3.50%, due 05/20/30	1,422,812
260,257	Orange Lake Timeshare Trust, Series 12-AA, Class B, 144A, 4.87%, due 03/10/27	260,971
1,059,820	Silverleaf Finance XVII LLC, Series 13-A, Class B, 144A, 3.67%, due 03/16/26	1,058,283

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Time Share — continued
2,050,547	Westgate Resorts LLC, Series 17-1A, Class A, 144A, 3.05%, due 12/20/30	2,039,401

	Total Time Share	9,378,365

	Total Asset-Backed Securities	1,052,703,567

	U.S. Government Agency — 11.8%
192,974	Agency for International Development Floater (Support of Jamaica), Variable Rate, 3 mo. LIBOR + .30%, 2.32%, due 10/01/18 (b)	192,353
6,912,500	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR – .02%, 2.17%, due 02/01/25 (b)	6,660,250
6,750,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR + .15%, 2.33%, due 10/29/26 (b)	6,502,726
3,877,500	Agency for International Development Floater (Support of Tunisia), Variable Rate, 6 mo. LIBOR, 2.18%, due 07/01/23 (b)	3,768,211
2,500,000	Federal Home Loan Banks, 3 mo. LIBOR – .31%, 1.53%, due 08/15/18	2,499,070
100,000,000	Federal National Mortgage Association, TBA, 3.50%, due 08/25/31	101,678,950
20,000,000	Federal National Mortgage Association, TBA, 4.00%, due 08/25/47	20,487,890

	Total U.S. Government Agency	141,789,450

	TOTAL DEBT OBLIGATIONS (COST $1,167,665,958)	1,194,493,017

	MUTUAL FUNDS — 4.8%

	United States — 4.8%
	Affiliated Issuers — 4.8%
2,338,324	GMO U.S. Treasury Fund	58,387,949

	TOTAL MUTUAL FUNDS (COST $58,411,332)	58,387,949

	SHORT-TERM INVESTMENTS — 4.4%

	Money Market Funds — 1.0%
12,150,941	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 1.32% (c)	12,150,941

	U.S. Government — 3.4%
2,000,000	U.S. Treasury Bill, 1.31%, due 03/22/18 (d)	1,998,428
25,000,000	U.S. Treasury Bill, 1.56%, due 05/10/18 (d) (e)	24,924,167
1,000,000	U.S. Treasury Bill, 1.58%, due 05/17/18 (d) (e)	996,628
10,000,000	U.S. Treasury Bill, 1.62%, due 05/24/18 (d)	9,962,521
3,000,000	U.S. Treasury Bill, 1.72%, due 07/05/18 (d) (e)	2,982,124

	Total U.S. Government	40,863,868

	TOTAL SHORT-TERM INVESTMENTS (COST $53,018,007)	53,014,809

36	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

PURCHASED OPTIONS — 0.0%

Description	Counterparty	Exercise Rate	Expiration Date	Principal/ Notional Amount		Floating Rate Index	Pay/Receive Floating Rate	Value ($)

Options on Credit Default Swaps – Puts — 0.0%
CDX.NA.HYS.29.V1-5Y	DB	107.50%	03/21/18	USD	17,090,000	Fixed Spread	Pay	172,653
CDX.NA.IGS.29.V1-5Y	DB	60.00%	03/21/18	USD	85,768,000	Fixed Spread	Pay	75,538
CDX.NA.IGS.29.V1-5Y	JPM	70.00%	04/18/18	USD	128,010,000	Fixed Spread	Pay	107,988
CDX.NA.IGS.29.V1-5Y	CSI	60.00%	04/18/18	USD	85,390,000	Fixed Spread	Pay	137,596

Total Options on Credit Default Swaps – Puts	493,775

TOTAL PURCHASED OPTIONS (COST $774,973)	493,775

TOTAL INVESTMENTS — 108.3% (Cost $1,279,870,270)	1,306,389,550

Par Value†	Description	Value ($)
	SECURITIES SOLD SHORT — (6.9)%

	Debt Obligations — (6.9)%
	U.S. Government Agency — (6.9)%
(67,000,000)	Federal National Mortgage Association, TBA, 3.00%, due 9/25/32	(66,733,049)
(16,000,000)	Federal National Mortgage Association, TBA, 3.50%, due 11/25/47	(15,974,999)

	Total U.S. Government Agency	(82,708,048)

	TOTAL DEBT OBLIGATIONS (PROCEEDS $(83,202,695))	(82,708,048)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $83,202,695)	(82,708,048)
	Other Assets and Liabilities (net) — (1.4%)	(17,727,233)

	TOTAL NET ASSETS — 100.0%	$1,205,954,269

See accompanying notes to the financial statements.	37

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2018

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
03/20/2018	DB	USD	767,061	EUR	613,245	(17,898)

						$(17,898)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
	Buys
385	U.S. Treasury Note 2 Yr. (CBT)	June 2018	81,800,468	(18,371)
1,062	U.S. Treasury Note 5 Yr. (CBT)	June 2018	120,993,329	7,982
414	U.S. Treasury Ultra 10 Yr. (CBT)	June 2018	53,017,875	45,422

			$255,811,672	$35,033

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

Written Options

Description	Counterparty	Exercise Rate	Expiration Date	Principal/Notional Amount		Floating Rate Index	Pay/Receive Floating Rate	Value ($)
Written Options on Credit Default Swaps – Puts
CDX.NA.HYS.29.V1-5Y	DB	104.50%	03/21/18	USD	(17,090,000)	Fixed Spread	Pay	(27,188)
CDX.NA.IGS.29.V1-5Y	DB	80.00%	03/21/18	USD	(87,320,000)	Fixed Spread	Pay	(15,950)
CDX.NA.IGS.29.V1-5Y	CSI	90.00%	06/20/18	USD	(85,390,000)	Fixed Spread	Pay	(91,213)
CDX.NA.IGS.29.V1-5Y	JPM	100.00%	06/20/18	USD	(128,010,000)	Fixed Spread	Pay	(106,698)

				TOTAL WRITTEN OPTIONS ON CREDIT DEFAULT SWAPS – PUTS (Premiums $504,258)				(241,049)

Swap Contracts

Centrally Cleared Credit Default Swaps

Reference Entity	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
CDX.NA.HYS.27.V1-5Y	USD	25,022,200	5.00%	0.03%	N/A	12/20/2021	Quarterly	(1,825,591)	(1,794,971)	30,620
ITRAXX-EUROPES27V1-5Y	EUR	25,800,000	1.00%	0.00%	N/A	06/20/2022	Quarterly	(327,126)	(759,894)	(432,768)

Sell Protection^:
CDX.NA.IGS.28.V1-5Y	USD	17,200,000	1.00%	0.01%	17,200,000	06/20/2022	Quarterly	300,982	327,660	26,678

								$(1,851,735)	$(2,227,205)	$(375,470)

38	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2018

OTC Credit Default Swaps

Reference Entity	Counterparty	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
CDX.NA.HYS.25.V1-5Y	BOA	USD	4,400,000	5.00%	0.15%	N/A	12/20/2020	Quarterly	369,771	(393,228)	(762,999)
CDX.NA.HYS.25.V1-5Y	JPM	USD	4,343,000	5.00%	0.15%	N/A	12/20/2020	Quarterly	(26,058)	(388,134)	(362,076)
CDX.NA.IGS.25.V1-5Y	CITI	USD	4,300,000	1.00%	0.08%	N/A	12/20/2020	Quarterly	548,250	(19,540)	(567,790)
CDX.NA.IGS.25.V1-5Y	BOA	USD	4,400,000	1.00%	0.08%	N/A	12/20/2020	Quarterly	710,844	(19,994)	(730,838)
CDX.NA.HYS.27.V2-5Y	GS	USD	8,580,000	5.00%	0.28%	N/A	12/20/2021	Quarterly	21,450	(679,337)	(700,787)
CDX.NA.HYS.27.V2-5Y	JPM	USD	4,300,000	5.00%	0.28%	N/A	12/20/2021	Quarterly	(11,825)	(340,460)	(328,635)
D.R. HORTON INC	BCLY	USD	17,200,000	1.00%	0.41%	N/A	06/20/2022	Quarterly	(165,250)	(414,063)	(248,813)
CDX.NA.HYS.29.V1-5Y	JPM	USD	6,425,250	5.00%	0.44%	N/A	12/20/2022	Quarterly	(282,711)	(163,267)	119,444
Navient Corp.	BCLY	USD	2,576,400	5.00%	2.58%	N/A	12/20/2022	Quarterly	(208,665)	(265,986)	(57,321)
Navient Corp.	BCLY	USD	2,576,400	5.00%	2.58%	N/A	12/20/2022	Quarterly	(198,694)	(265,986)	(67,292)
Navient Corp.	BCLY	USD	3,435,200	5.00%	2.58%	N/A	12/20/2022	Quarterly	(264,646)	(354,648)	(90,002)
CMBX.NA.AS.7	BOA	USD	4,505,000	1.00%	0.08%	N/A	01/17/2047	Monthly	47,352	(47,308)	(94,660)
CMBX.NA.AS.7	DB	USD	16,677,794	1.00%	0.08%	N/A	01/17/2047	Monthly	197,705	(175,139)	(372,844)
CMBX.NA.AS.7	GS	USD	4,400,000	1.00%	0.08%	N/A	01/17/2047	Monthly	112,812	(46,206)	(159,018)
CMBX.NA.AS.7	MSCS	USD	13,270,000	1.00%	0.08%	N/A	01/17/2047	Monthly	205,782	(139,353)	(345,135)
CMBX.NA.AA.8	CSI	USD	8,892,000	1.50%	0.17%	N/A	10/17/2057	Monthly	247,717	113,268	(134,449)
CMBX.NA.AS.8	CITI	USD	8,892,000	1.00%	0.09%	N/A	10/17/2057	Monthly	73,095	(70,218)	(143,313)
CMBX.NA.AS.8	MSCS	USD	3,384,000	1.00%	0.09%	N/A	10/17/2057	Monthly	140,432	(26,723)	(167,155)
CMBX.NA.BBB-8	GS	USD	8,650,000	3.00%	0.60%	N/A	10/17/2057	Monthly	1,299,082	1,332,240	33,158
CMBX.NA.AAA.9	GS	USD	874,200	0.50%	0.05%	N/A	09/17/2058	Monthly	48,015	(1,884)	(49,899)
CMBX.NA.AAA.9	DB	USD	4,292,500	0.50%	0.05%	N/A	09/17/2058	Monthly	(5,380)	(9,250)	(3,870)
CMBX.NA.AAA.9	DB	USD	21,462,500	0.50%	0.05%	N/A	09/17/2058	Monthly	(23,012)	(46,249)	(23,237)
CMBX.NA.BBB-.9	DB	USD	4,400,000	3.00%	0.50%	N/A	09/17/2058	Monthly	950,085	523,861	(426,224)
CMBX.NA.BBB-.9	GS	USD	1,760,000	3.00%	0.50%	N/A	09/17/2058	Monthly	346,611	209,544	(137,067)
CMBX.NA.BBB-.9	MSCS	USD	8,528,000	3.00%	0.50%	N/A	09/17/2058	Monthly	974,545	1,015,338	40,793
CMBX.NA.BBB-.10	GS	USD	3,446,000	3.00%	0.46%	N/A	11/17/2059	Monthly	319,628	352,996	33,368
CMBX.NA.BBB-.10	GS	USD	1,720,200	3.00%	0.46%	N/A	11/17/2059	Monthly	185,913	176,211	(9,702)

Sell Protection^:
CDX.NA.HYS.27.V2-5Y	GS	USD	12,870,000	5.00%	0.09%	12,870,000 USD	12/20/2021	Quarterly	1,657,013	1,917,237	260,224
CDX.NA.HYS.27.V2-5Y	JPM	USD	8,600,000	5.00%	0.09%	8,600,000 USD	12/20/2021	Quarterly	1,143,800	1,281,137	137,337
CDX.NA.HYS.27.V3-5Y	BOA	USD	8,545,000	5.00%	0.09%	8,545,000 USD	12/20/2021	Quarterly	1,369,764	1,272,944	(96,820)
CDX.NA.HYS.29.V1-5Y	BOA	USD	25,885,000	5.00%	0.17%	25,885,000 USD	12/20/2022	Quarterly	4,283,968	3,827,336	(456,632)
CDX.NA.HYS.29.V1-5Y	MSCS	USD	10,233,600	5.00%	0.17%	10,233,600 USD	12/20/2022	Quarterly	1,547,320	1,513,132	(34,188)
CDX.NA.HYS.29.V1-5Y	JPM	USD	42,835,000	5.00%	0.05%	42,835,000 USD	12/20/2022	Quarterly	9,136,706	8,523,054	(613,652)

									$24,751,419	$18,191,325	$(6,560,094)

^	Buy Protection - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
Sell Protection - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of February 28, 2018, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

See accompanying notes to the financial statements.	39

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2018

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
1.27%	3 Month USD LIBOR	USD	10,495,000	03/10/2021	Quarterly	—	426,713	426,713
1.75%	3 Month USD LIBOR	USD	20,948,000	03/16/2021	Quarterly	6,500	561,811	555,311
2.10%	3 Month USD LIBOR	USD	1,715,000	11/24/2021	Quarterly	—	37,454	37,454
2.59%	3 Month USD LIBOR	USD	3,584,000	02/09/2022	Quarterly	462	17,003	16,541
2.06%	3 Month USD LIBOR	USD	11,981,000	11/10/2022	Quarterly	163,222	361,740	198,518
2.15%	3 Month USD LIBOR	USD	5,100,000	10/13/2024	Quarterly	—	202,102	202,102
2.00%	3 Month USD LIBOR	USD	19,668,000	04/16/2025	Quarterly	(91,173)	1,071,677	1,162,850
1.65%	3 Month USD LIBOR	USD	10,466,000	05/19/2026	Quarterly	252,588	944,661	692,073
1.46%	3 Month USD LIBOR	USD	638,000	08/15/2026	Quarterly	41,706	68,469	26,763

						$373,305	$3,691,630	$3,318,325

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Total Return on iBoxx USD Liquid Leveraged Loans Index	3 Month USD LIBOR	MSCS	USD	14,999,999	06/20/2018	Quarterly	30,477	61,859	31,382
Total Return on iBoxx USD Liquid Leveraged Loans Index	3 Month USD LIBOR	MSCS	USD	10,000,000	06/20/2018	Quarterly	21,672	35,215	13,543
Total Return on iBoxx USD Liquid Leveraged Loans Index	3 Month USD LIBOR	JPM	USD	40,000,000	06/20/2018	Quarterly	1	(285,552)	(285,553)

							$52,150	$(188,478)	$(240,628)

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Investment valued using significant unobservable inputs (Note 2).

(b)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(c)	The rate disclosed is the 7 day net yield as of February 28, 2018.

(d)	The rate shown represents yield-to-maturity.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 46.

40	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Cash Strategies team at Grantham, Mayo, Van Otterloo & Co.  LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Treasury Fund returned +0.96% (net) for the fiscal year ended February 28, 2018, as compared with +0.98% for the Citigroup 3-Month Treasury Bill Index.

The Fund underperformed the benchmark during the fiscal year by 0.02%, with contributions primarily coming from security selection in Treasury Bills and Notes. Longer U.S. Treasury positioning detracted during the fiscal year.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Treasury Fund and the Citigroup 3-Month Treasury Bill Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2018. All information is unaudited.

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary	% of Total Net Assets
Short-Term Investments	101.0%
Other	(1.0)

100.0%

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Par Value† / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 101.0%

	U.S. Government — 89.9%
46,750,000	U.S. Treasury Bill, 1.45%, due 04/05/18 (a)	46,683,414
154,750,000	U.S. Treasury Bill, 1.50%, due 04/12/18 (a)	154,477,833
50,000,000	U.S. Treasury Bill, 1.53%, due 04/26/18 (a)	49,881,194
47,000,000	U.S. Treasury Bill, 1.53%, due 05/03/18 (a)	46,874,363
100,000,000	U.S. Treasury Bill, 1.56%, due 05/10/18 (a)	99,696,667
294,500,000	U.S. Treasury Bill, 1.62%, due 05/24/18 (a)	293,396,238
50,000,000	U.S. Treasury Bill, 1.62%, due 06/07/18 (a)	49,780,691
275,000,000	U.S. Treasury Bill, 1.72%, due 07/05/18 (a)	273,361,344
168,500,000	U.S. Treasury Bill, 1.78%, due 07/26/18 (a)	167,294,207
100,000,000	U.S. Treasury Bill, 1.82%, due 08/16/18 (a)	99,164,083
230,000,000	U.S. Treasury Bill, 1.82%, due 08/23/18 (a)	227,998,680
90,000,000	U.S. Treasury Note, 1.50%, due 08/31/18	89,810,156
10,000,000	U.S. Treasury Note, 1.00%, due 09/15/18	9,950,781
75,000,000	U.S. Treasury Note, 0.75%, due 09/30/18	74,481,445
50,000,000	U.S. Treasury Note, 0.75%, due 10/31/18	49,595,703
70,000,000	U.S. Treasury Note, 1.25%, due 11/30/18	69,603,516
50,000,000	U.S. Treasury Note, 1.00%, due 11/30/18	49,628,906
50,000,000	U.S. Treasury Note, 1.38%, due 11/30/18	49,763,672
40,000,000	U.S. Treasury Note, 1.13%, due 01/31/19	39,654,688
100,000,000	U.S. Treasury Note, 1.70%, due 10/31/19	100,062,688
50,000,000	U.S. Treasury Note, 1.65%, due 01/31/20	49,979,530

	TOTAL U.S. GOVERNMENT (COST $2,092,174,515)	2,091,139,799

	U.S. Government Agency — 11.0%
50,000,000	Federal Home Loan Banks, 0.88%, due 10/01/18	49,676,900
25,000,000	Federal Home Loan Banks, 1 mo. LIBOR –.09%, 1.50%, due 01/14/19	24,998,686
100,000,000	Federal Home Loan Banks, 3 mo. LIBOR –.16%, 1.61%, due 01/28/19	100,040,307
25,000,000	Federal Home Loan Banks, 1 mo. LIBOR –.08%, 1.54%, due 04/26/19	24,997,020
55,000,000	Federal Home Loan Banks, 3 mo. LIBOR –.16%, 1.63%, due 02/07/20	54,975,231

	TOTAL U.S. GOVERNMENT AGENCY (COST $254,860,516)	254,688,144

	Money Market Funds — 0.1%
1,342,639	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 1.32% (b)	1,342,639

	TOTAL SHORT-TERM INVESTMENTS (COST $2,348,377,670)	2,347,170,582

	TOTAL INVESTMENTS — 101.0% (Cost $2,348,377,670)	2,347,170,582
	Other Assets and Liabilities (net) — (1.0%)	(22,465,017)

	TOTAL NET ASSETS — 100.0%	$2,324,705,565

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	The rate shown represents yield-to-maturity.

(b)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 46.

See accompanying notes to the financial statements.	45

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2018 (Unaudited)

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CAD LIBOR - London Interbank Offered Rate denominated in Canadian Dollar.

CDO - Collateralized Debt Obligation

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CJSC - Closed Joint-Stock Company

CLO - Collateralized Loan Obligation

CMBS - Commercial Mortgage Backed Security

CP - Counterparty

ETF - Exchange-Traded Fund

EURIBOR - Euro Interbank Offered Rate

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDP - Gross Domestic Product

LIBOR - London Interbank Offered Rate

NZD Bank Bill Rate - Bank Bill Rate denominated in New Zealand Dollar.

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona

TBA - To Be Announced-Delayed Delivery Security

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

USGG - U.S. Generic Government

VRRB - Variable Rate Reduction Bond

The rates shown on variable rate notes are the current interest rates at February 28, 2018, which are subject to change based on the terms of the security.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CITI - Citibank N.A.

CSI - Credit Suisse International

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co.

International PLC

MSCS - Morgan Stanley Capital

Services LLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

ZAR - South African Rand

46	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2018

	Asset Allocation Bond Fund	Core Plus Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund	U.S. Treasury Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$—	$263,040,360	$96,178,792	$58,387,949	$—
Investments in unaffiliated issuers, at value (Note 2)(b)	1,216,883,581	834,574,635	4,002,378,473	1,248,001,601	2,347,170,582
Foreign currency, at value (Note 2)(c)	—	11	212,281	—	—
Cash	4,807	7,050	10,505,685	1,111	—
Receivable for investments sold	—	—	145,769,625	4,152,243	—
Receivable for Fund shares sold	4,523,755	2,876,758	—	1,587,706	—
Receivable for closed swap contracts (Note 4)	77,387	106,672	—	—	—
Dividends and interest receivable	2,267,679	1,336,270	59,811,604	3,233,159	1,558,218
Unrealized appreciation on open forward currency contracts (Note 4)	1,750,429	2,656,262	1,957,106	—	—
Receivable for variation margin on open futures contracts (Note 4)	—	253,017	—	287,154	—
Receivable for variation margin on open swap contracts (Note 4)	—	—	65,624	—	—
Due from broker (Note 2)	5,905,105	6,486,318	4,418,670	1,591,526	—
Receivable for open OTC swap contracts (Note 4)	—	—	7,795,777	22,155,372	—
Interest receivable for open OTC swap contracts (Note 4)	—	—	1,930,696	1,105,074	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	6,052	106,957	5,230	21,230	157,896
Receivable for purchases of delayed delivery securities	—	—	—	83,202,695	—
Receivable for options (Note 4)(e)	—	—	477,374	—	—
Miscellaneous receivable	13,623	—	1,761	—	—

Total assets	1,231,432,418	1,111,444,310	4,331,508,698	1,423,726,820	2,348,886,696

Liabilities:
Investments sold short, at value (Note 2)(d)	—	—	—	82,708,048	—
Foreign currency due to custodian	14,352	—	—	—	—
Payable for investments purchased	—	—	163,062,586	4,153,727	—
Payable for Fund shares repurchased	—	—	—	—	23,488,408
Payable for purchases of delayed delivery securities	—	143,754,470	—	122,703,125	—
Payable to affiliate for (Note 5):
Management fee	234,030	182,650	1,109,724	370,905	140,208
Shareholder service fee	66,569	73,629	361,872	51,000	—
Payable for variation margin on open cleared swap contracts (Note 4)	1,341,373	490,251	—	80,461	—
Payable for swap premiums (Note 4)	—	—	—	2,619,227	—
Dividend payable	—	—	—	—	361,774
Unrealized depreciation on open forward currency contracts (Note 4)	3,387,621	11,492,764	—	17,898	—
Interest payable for open OTC swap contracts (Note 4)	—	—	741,890	429,000	—
Payable for open OTC swap contracts (Note 4)	—	—	28,012,232	4,152,525	—
Payable for options (Note 4)(e)	—	—	1,389,607	—	—
Written options outstanding, at value (Note 4)(e)	—	—	—	241,049	—
Payable to agents unaffiliated with GMO	196	159	663	177	310
Payable to Trustees and related expenses	2,799	2,138	9,399	2,683	4,224
Accrued expenses	242,368	170,810	655,493	242,726	186,207

Total liabilities	5,289,308	156,166,871	195,343,466	217,772,551	24,181,131

Net assets	$1,226,143,110	$955,277,439	$4,136,165,232	$1,205,954,269	$2,324,705,565

(a) Cost of investments – affiliated issuers:	$—	$260,729,621	$93,156,925	$58,411,332	$—
(b) Cost of investments – unaffiliated issuers:	$1,227,469,728	$841,081,695	$3,965,312,794	$1,221,458,938	$2,348,377,670
(c) Cost of foreign currency:	$—	$11	$213,930	$—	$—
(d) Proceeds from securities sold short:	$—	$—	$—	$83,202,695	$—
(e) Premiums on options:	$—	$—	$6,155,891	$504,258	$—

See accompanying notes to the financial statements.	47

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2018 — (Continued)

	Asset Allocation Bond Fund	Core Plus Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund	U.S. Treasury Fund
Net assets consist of:
Paid-in capital	$1,294,227,933	$998,008,103	$4,274,439,519	$1,283,536,630	$2,327,239,516
Accumulated undistributed (distributions in excess of) net investment income	8,714,984	5,487,946	(67,074,142)	7,029,042	—
Accumulated net realized gain (loss)	(63,300,859)	(33,160,419)	(122,728,403)	(108,047,841)	(1,326,863)
Net unrealized appreciation (depreciation)	(13,498,948)	(15,058,191)	51,528,258	23,436,438	(1,207,088)

	$1,226,143,110	$955,277,439	$4,136,165,232	$1,205,954,269	$2,324,705,565

Net assets attributable to:
Core Class	$—	$—	$—	$—	$2,324,705,565

Class III	$207,007,733	$34,640,735	$1,273,188,025	$—	$—

Class IV	$—	$920,636,704	$2,862,977,207	$—	$—

Class VI	$1,019,135,377	$—	$—	$1,205,954,269	$—

Shares outstanding:
Core Class	—	—	—	—	93,089,908

Class III	9,432,239	1,655,267	44,493,266	—	—

Class IV	—	43,888,588	100,200,500	—	—

Class VI	46,286,033	—	—	45,658,836	—

Net asset value per share:
Core Class	$—	$—	$—	$—	$24.97

Class III	$21.95	$20.93	$28.62	$—	$—

Class IV	$—	$20.98	$28.57	$—	$—

Class VI	$22.02	$—	$—	$26.41	$—

48	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2018

	Asset Allocation Bond Fund	Core Plus Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund	U.S. Treasury Fund
Investment Income:
Interest	$25,272,141	$7,105,588	$205,568,598	$60,568,688	$24,362,744
Dividends from affiliated issuers (Note 10)	—	8,938,806	1,280,047	401,545	—
Dividends from unaffiliated issuers	37,594	3,987,770	4,381,786	58,326	17,834

Total investment income	25,309,735	20,032,164	211,230,431	61,028,559	24,380,578

Expenses:
Management fee (Note 5)	3,319,538	2,108,751	14,370,886	5,024,757	1,837,843
Shareholder service fee – Class III (Note 5)	364,134	25,464	1,615,021	—	—
Shareholder service fee – Class IV (Note 5)	—	826,524	3,029,286	—	—
Shareholder service fee – Class VI (Note 5)	596,782	—	—	690,904	—
Audit and tax fees	85,594	97,336	161,654	124,870	35,306
Custodian, fund accounting agent and transfer agent fees	156,791	109,201	920,837	218,084	239,455
Legal fees	33,813	27,936	48,842	124,847	17,960
Registration fees	2,920	7,187	28,280	1,405	1,285
Trustees’ fees and related expenses (Note 5)	31,205	18,943	95,649	29,312	53,309
Interest expense (Note 2)	39,674	6,842	101,347	8,098	—
Miscellaneous	11,167	7,796	62,265	36,258	12,007

Total expenses	4,641,618	3,235,980	20,434,067	6,258,535	2,197,165
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(272,201)	(230,068)	—	(403,791)	(2,137,198)
Indirectly incurred management fees waived or borne by GMO (Note 5)	—	(836,112)	(59,800)	—	—
Indirectly incurred shareholder service fee waived or borne by GMO (Note 5)	—	(137,522)	(8,222)	—	—

Net expenses	4,369,417	2,032,278	20,366,045	5,854,744	59,967

Net investment income (loss)	20,940,318	17,999,886	190,864,386	55,173,815	24,320,611

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,575,472)	532,311	103,437,247	(2,653,071)	(1,278,414)
Investments in affiliated issuers	—	525,128	(4,802)	(50,518)	—
Investments in securities sold short	—	—	—	689,844	—
Futures contracts	—	(2,071,930)	—	(1,367,349)	—
Options	—	—	120,135	2,859,944	—
Swap contracts	4,530,459	9,630,627	(7,064,595)	(2,387,579)	—
Forward currency contracts	(2,327,785)	30,751	(10,000,291)	(352,853)	—
Foreign currency and foreign currency related transactions	67,304	(223,684)	384,461	(81,333)	—

Net realized gain (loss)	694,506	8,423,203	86,872,155	(3,342,915)	(1,278,414)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(23,579,455)	(8,275,111)	(52,681,598)	12,149,375	(1,139,646)
Investments in affiliated issuers	—	1,291,668	262,718	(3,054)	—
Investments in securities sold short	—	—	—	658,120	—
Futures contracts	—	(13,323)	—	35,033	—
Options	—	—	1,073,487	(340,497)	—
Swap contracts	4,404,844	(1,818,833)	(2,862,574)	(1,979,116)	—
Forward currency contracts	(30,118)	(8,841,457)	1,755,645	(93,187)	—
Foreign currency and foreign currency related transactions	(14,031)	(1)	471,784	34	—

Net change in unrealized appreciation (depreciation)	(19,218,760)	(17,657,057)	(51,980,538)	10,426,708	(1,139,646)

Net realized and unrealized gain (loss)	(18,524,254)	(9,233,854)	34,891,617	7,083,793	(2,418,060)

Net increase (decrease) in net assets resulting from operations	$2,416,064	$8,766,032	$225,756,003	$62,257,608	$21,902,551

See accompanying notes to the financial statements.	49

GMO Trust Funds

Statements of Changes in Net Assets

	Asset Allocation Bond Fund		Core Plus Bond Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$20,940,318	$18,537,024	$17,999,886	$1,217,245
Net realized gain (loss)	694,506	(36,813,549)	8,423,203	1,977,452
Change in net unrealized appreciation (depreciation)	(19,218,760)	18,097,433	(17,657,057)	3,180,345

Net increase (decrease) in net assets from operations	2,416,064	(179,092)	8,766,032	6,375,042

Distributions to shareholders from:
Net investment income
Class III	(2,024,013)	—	(332,939)	(240,429)
Class IV	—	—	(23,549,157)	(3,760,584)
Class VI	(10,978,139)	—	—	—

Total distributions from net investment income	(13,002,152)	—	(23,882,096)	(4,001,013)

Net share transactions (Note 9):
Class III	(73,760,828)	(70,279,130)	12,381,895	(30,050,465)
Class IV	—	—	369,406,029	349,034,173
Class VI	(181,503,566)	(678,881,916)	—	—

Increase (decrease) in net assets resulting from net share transactions	(255,264,394)	(749,161,046)	381,787,924	318,983,708

Total increase (decrease) in net assets	(265,850,482)	(749,340,138)	366,671,860	321,357,737

Net assets:
Beginning of period	1,491,993,592	2,241,333,730	588,605,579	267,247,842

End of period	$1,226,143,110	$1,491,993,592	$955,277,439	$588,605,579

Accumulated undistributed (distributions in excess of) net investment income	$8,714,984	$1,181,698	$5,487,946	$1,128,597

50	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Emerging Country Debt Fund		Opportunistic Income Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$190,864,386	$280,182,427	$55,173,815	$59,643,313
Net realized gain (loss)	86,872,155	113,177,971	(3,342,915)	(5,837,862)
Change in net unrealized appreciation (depreciation)	(51,980,538)	332,027,309	10,426,708	58,780,529

Net increase (decrease) in net assets from operations	225,756,003	725,387,707	62,257,608	112,585,980

Distributions to shareholders from:
Net investment income
Class III	(72,600,877)	(62,354,207)	—	—
Class IV	(207,887,262)	(215,087,917)	—	—
Class VI	—	—	(32,473,748)	(37,550,318)

Total distributions from net investment income	(280,488,139)	(277,442,124)	(32,473,748)	(37,550,318)

Net share transactions (Note 9):
Class III	220,374,650	142,444,973	—	—
Class IV	(118,629,623)	(438,892,230)	—	—
Class VI	—	—	(336,644,785)	(213,820,554)

Increase (decrease) in net assets resulting from net share transactions	101,745,027	(296,447,257)	(336,644,785)	(213,820,554)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	1,028,334	1,373,509	—	—
Class IV	2,878,920	4,896,963	—	—
Class VI	—	—	1,921,360	1,659,519

Increase in net assets resulting from purchase premiums and redemption fees	3,907,254	6,270,472	1,921,360	1,659,519

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	105,652,281	(290,176,785)	(334,723,425)	(212,161,035)

Total increase (decrease) in net assets	50,920,145	157,768,798	(304,939,565)	(137,125,373)

Net assets:
Beginning of period	4,085,245,087	3,927,476,289	1,510,893,834	1,648,019,207

End of period	$4,136,165,232	$4,085,245,087	$1,205,954,269	$1,510,893,834

Accumulated undistributed (distributions in excess of) net investment income	$(67,074,142)	$34,037,148	$7,029,042	$4,399,215

See accompanying notes to the financial statements.	51

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	U.S. Treasury Fund
	Year Ended February 28,
	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$24,320,611	$15,360,860
Net realized gain (loss)	(1,278,414)	1,442,520
Change in net unrealized appreciation (depreciation)	(1,139,646)	162,701

Net increase (decrease) in net assets from operations	21,902,551	16,966,081

Distributions to shareholders from:
Net investment income
Core Class	(24,320,611)	(15,360,860)

Total distributions from net investment income	(24,320,611)	(15,360,860)

Net realized gains
Core Class	—	(1,586,333)

Total distributions from net realized gains	—	(1,586,333)

Net share transactions (Note 9):
Core Class	(339,573,514)	(1,366,825,724)

Increase (decrease) in net assets resulting from net share transactions	(339,573,514)	(1,366,825,724)

Total increase (decrease) in net assets	(341,991,574)	(1,366,806,836)

Net assets:
Beginning of period	2,666,697,139	4,033,503,975

End of period	$2,324,705,565	$2,666,697,139

Accumulated undistributed (distributions in excess of) net investment income	$—	$—

52	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

ASSET ALLOCATION BOND FUND

Class III Shares											Class VI Shares
Year Ended February 28/29,											Year Ended February 28/29,
2018			2017		2016		2015		2014		2018		2017		2016		2015		2014
Net asset value, beginning of period	$22.15		$22.16		$26.36		$24.57		$24.43		$22.23		$22.21		$26.40		$24.60		$24.46

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.33		0.18		0.01		0.38		0.00	(b)	0.36		0.21		0.06		0.22		0.03
Net realized and unrealized gain (loss)	(0.31)		(0.19)		(2.58)		2.48		0.17		(0.33)		(0.19)		(2.61)		2.68		0.16

Total from investment operations	0.02		(0.01)		(2.57)		2.86		0.17		0.03		0.02		(2.55)		2.90		0.19

Less distributions to shareholders:
From net investment income	(0.22)		—		(1.63)		(0.67)		(0.03)		(0.24)		—		(1.64)		(0.70)		(0.05)
From net realized gains	—		—		—		(0.40)		—		—		—		—		(0.40)		—

Total distributions	(0.22)		—		(1.63)		(1.07)		(0.03)		(0.24)		—		(1.64)		(1.10)		(0.05)

Net asset value, end of period	$21.95		$22.15		$22.16		$26.36		$24.57		$22.02		$22.23		$22.21		$26.40		$24.60

Total Return(c)	0.07%		(0.05)%		(9.88)%		11.92%		0.72%		0.12%		0.09%		(9.79)%		12.05%		0.79%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$207,008		$282,272		$352,828		$421,910		$260,775		$1,019,135		$1,209,721		$1,888,505		$4,652,197		$2,849,433
Net operating expenses to average daily net assets	0.41%		0.41	%(e)	0.40	%(e)	0.40	%(e)	0.40	%(d)(e)	0.31%		0.31	%(e)	0.31	%(e)	0.31	%(e)	0.31	%(d)(e)
Interest and/or dividend expenses to average daily net assets(f)	0.00	%(g)	0.00	%(g)	0.02%		0.01%		0.00	%(g)	0.00	%(g)	0.00	%(g)	0.02%		0.01%		0.00	%(g)
Total net expenses to average daily net assets	0.41%		0.41	%(e)	0.42	%(e)	0.41	%(e)	0.40	%(e)	0.31%		0.31	%(e)	0.33	%(e)	0.32	%(e)	0.31	%(e)
Net investment income (loss) to average daily net assets(a)	1.50%		0.81%		0.03%		1.49%		0.01%		1.59%		0.94%		0.27%		0.84%		0.13%
Portfolio turnover rate	89%		130	%(h)	177%		177%		32%		89%		130	%(h)	177%		177%		32%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%		0.02%		0.03%		0.02%		0.02%		0.02%		0.02%		0.03%		0.02%		0.02%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	Net investment income (loss) was less than $0.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(g)	Ratio is less than 0.01%.
(h)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 126% of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	53

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CORE PLUS BOND FUND

Class III Shares										Class IV Shares
Year Ended February 28/29,										Year Ended February 28/29,
2018			2017(a)		2016(a)	2015(a)		2014(a)		2018		2017(a)		2016(a)	2015(a)		2014(a)
Net asset value, beginning of period	$21.10		$21.39		$23.43	$22.35		$22.23		$21.15		$21.45		$23.49	$22.41		$22.29

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.41		0.26		0.24	0.21		0.21		0.46		0.24		0.27	0.21		0.21
Net realized and unrealized gain (loss)	(0.06)		0.25		(1.14)	1.83		0.24		(0.10)		0.29		(1.17)	1.83		0.27

Total from investment operations	0.35		0.51		(0.90)	2.04		0.45		0.36		0.53		(0.90)	2.04		0.48

Less distributions to shareholders:
From net investment income	(0.52)		(0.80)		(1.14)	(0.96)		(0.33)		(0.53)		(0.83)		(1.14)	(0.96)		(0.36)

Total distributions	(0.52)		(0.80)		(1.14)	(0.96)		(0.33)		(0.53)		(0.83)		(1.14)	(0.96)		(0.36)

Net asset value, end of period	$20.93		$21.10		$21.39	$23.43		$22.35		$20.98		$21.15		$21.45	$23.49		$22.41

Total Return(c)	1.61%		2.44%		(3.93)%	9.25%		2.15%		1.68%		2.55%		(3.91)%	9.32%		2.15%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,641		$22,172		$52,187	$51,045		$48,632		$920,637		$566,433		$215,060	$191,054		$191,571
Net operating expenses to average daily net assets(d)	0.29%		0.35%		0.35%	0.37%		0.38%		0.24%		0.30%		0.30%	0.32%		0.33%
Interest and/or dividend expenses to average daily net assets(f)	0.00	%(e)	0.00	%(e)	0.01%	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.01%	0.00	%(e)	0.00	%(e)
Total net expenses to average daily net assets(d)	0.29%		0.35%		0.36%	0.37%		0.38%		0.24%		0.30%		0.31%	0.32%		0.33%
Net investment income (loss) to average daily net assets(b)	1.91%		1.21%		1.14%	0.89%		0.95%		2.14%		1.10%		1.17%	0.94%		0.99%
Portfolio turnover rate	198	%(g)	216	%(g)	21%	128%		87%		198	%(g)	216	%(g)	21%	128%		87%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(h)	0.14%		0.30%		0.21%	0.15%		0.12%		0.14%		0.26%		0.21%	0.15%		0.12%

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Ratio is less than 0.01%.
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(g)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 221% and 325%, respectively, of the average value of its portfolio.
(h)	Ratios include indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

54	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING COUNTRY DEBT FUND

Class III Shares											Class IV Shares
Year Ended February 28/29,											Year Ended February 28/29,
2018			2017(a)		2016(a)		2015(a)		2014(a)		2018		2017(a)		2016(a)		2015(a)		2014(a)
Net asset value, beginning of period	$28.99		$26.01		$28.47		$29.31		$31.02		$28.95		$25.98		$28.44		$29.28		$30.99

Income (loss) from investment operations:
Net investment income (loss)(b)†	1.36		1.94		1.53		1.77	(c)	1.80		1.39		1.95		1.53		1.80	(c)	1.80
Net realized and unrealized gain (loss)	0.32		3.01	(d)	(2.04)		(0.03)		(1.77)		0.29		3.01	(d)	(2.01)		(0.06)		(1.74)

Total from investment operations	1.68		4.95		(0.51)		1.74		0.03		1.68		4.96		(0.48)		1.74		0.06

Less distributions to shareholders:
From net investment income	(2.05)		(1.97)		(1.95)		(2.58)		(1.74)		(2.06)		(1.99)		(1.98)		(2.58)		(1.77)

Total distributions	(2.05)		(1.97)		(1.95)		(2.58)		(1.74)		(2.06)		(1.99)		(1.98)		(2.58)		(1.77)

Net asset value, end of period	$28.62		$28.99		$26.01		$28.47		$29.31		$28.57		$28.95		$25.98		$28.44		$29.28

Total Return(e)	5.81%		19.47%		(1.77)%		6.03%		0.27%		5.83%		19.50%		(1.73)%		6.07%		0.33%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,273,188		$1,067,086		$827,667		$746,182		$582,639		$2,862,977		$3,018,159		$3,099,809		$3,262,104		$2,465,331
Net operating expenses to average daily net assets(f)	0.53%		0.54%		0.54%		0.56%		0.56	%(g)	0.48%		0.49%		0.49%		0.51%		0.51	%(g)
Interest and/or dividend expenses to average daily net assets(h)	0.00	%(i)	—		0.00	%(i)	—		—		0.00	%(i)	—		0.00	%(i)	—		—
Total net expenses to average daily net assets(f)	0.53%		0.54%		0.54%		0.56%		0.56	%(g)	0.48%		0.49%		0.49%		0.51%		0.51	%(g)
Net investment income (loss) to average daily net assets(b)	4.57%		6.76%		5.58%		5.86	%(j)	5.99%		4.67%		6.81%		5.60%		5.93	%(j)	6.02%
Portfolio turnover rate	34	%(k)	21	%(k)	20%		18%		27%		34	%(k)	21	%(k)	20%		18%		27%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(l)	0.00	%(i)	0.00	%(i)	0.00	%(i)	0.00	%(i)	—		0.00	%(i)	0.00	%(i)	0.00	%(i)	0.00	%(i)	—
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03		$0.04	(a)	$0.04	(a)	$0.06	(a)	$0.05	(a)	$0.03		$0.04	(a)	$0.04	(a)	$0.06	(a)	$0.05	(a)

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	Includes income per share of $0.06 and $0.09, respectively, as a result of litigation on certain sovereign debt. Excluding this income, the Fund’s net investment income per share would have been $1.71 and $1.71, respectively. These per share amounts have been adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(d)	Includes realized gain per share of $0.23 and $0.23, respectively, as a result of litigation on Argentinian sovereign debt. Excluding this income, the Fund’s realized gain per share would have been $2.78 and $2.78, respectively.
(e)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	The net expense ratio does not include the effect of expense reductions (Note 2).
(h)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(i)	Ratio is less than 0.01%.
(j)	Includes income of $0.24 and $0.24, respectively, of average daily net assets as a result of litigation on certain sovereign debt. Excluding this income, the Fund’s net investment income to average daily net assets would have been 5.62% and 5.69%, respectively.
(k)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 33% and 23%, respectively, of the average value of its portfolio.
(l)	Ratios include indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	55

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

OPPORTUNISTIC INCOME FUND

Class VI Shares
Year Ended February 28/29,
2018			2017		2016		2015(a)		2014(a)(b)
Net asset value, beginning of period	$25.78		$24.57		$24.80		$24.22		$24.22

Income (loss) from investment operations:
Net investment income (loss)(c)†	1.15		0.96		0.53		0.54		0.84
Net realized and unrealized gain (loss)	0.18		0.89		(0.34)		0.42		0.14

Total from investment operations	1.33		1.85		0.19		0.96		0.98

Less distributions to shareholders:
From net investment income	(0.70)		(0.64)		(0.42)		(0.38)		(0.56)
From net realized gains	—		—		—		—		(0.42)

Total distributions	(0.70)		(0.64)		(0.42)		(0.38)		(0.98)

Net asset value, end of period	$26.41		$25.78		$24.57	(d)	$24.80		$24.22

Total Return(e)	5.18%		7.62%		0.77%		3.98%		4.27%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,205,954		$1,510,894		$1,648,019		$1,790,805		$2,111,080
Net operating expenses to average daily net assets(f)	0.47%		0.33%		0.31%		0.31%		0.31	%(g)
Interest and/or dividend expenses to average daily net assets(i)	0.00	%(h)	0.00	%(h)	0.00	%(h)	0.00	%(h)	—
Total net expenses to average daily net assets(f)	0.47%		0.33%		0.31%		0.31%		0.31	%(g)
Net investment income (loss) to average daily net assets(c)	4.39%		3.82%		2.13%		2.18%		3.51%
Portfolio turnover rate	152	%(j)	66	%(j)	66%		37%		30%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%		0.04%		0.03%		0.03%		0.02%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.04		$0.03		$0.04		$0.03		$0.05

(a)	Per share amounts were adjusted to reflect a 1:7 reverse stock split effective May 15, 2014.
(b)	Effective February 12, 2014, GMO Debt Opportunities Fund (the “Acquired Fund”) merged into GMO Short-Duration Collateral Fund (the “Acquiring Fund”) and the surviving entity was renamed GMO Debt Opportunities Fund. For accounting and financial reporting purposes, the Acquired Fund is the surviving entity, meaning the combined entity adopted the historical financial reporting history of the Acquired Fund. Share and per share information have been adjusted to reflect the effects of the merger.
(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(d)	Beginning December 21, 2015 the pricing source for certain fixed income assets of the Fund changed, which resulted in an increase in the December 21, 2015 net asset value of the Fund by $0.04 per share.
(e)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	The net expense ratio does not include the effect of expense reductions (Note 2).
(h)	Ratio is less than 0.01%.
(i)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(j)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 175% and 75%, respectively, of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

56	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. TREASURY FUND

Core Shares
Year Ended February 28/29,
2018			2017		2016		2015		2014
Net asset value, beginning of period	$25.00		$25.00		$25.00		$25.00		$25.00

Income (loss) from investment operations:
Net investment income (loss)†	0.26		0.12		0.04		0.01		0.02
Net realized and unrealized gain (loss)	(0.03)		0.01		0.00		0.00	(a)	0.01

Total from investment operations	0.23		0.13		0.04		0.01		0.03

Less distributions to shareholders:
From net investment income	(0.26)		(0.12)		(0.03)		(0.01)		(0.02)
From net realized gains	—		(0.01)		(0.01)		(0.00	)(b)	(0.01)

Total distributions	(0.26)		(0.13)		(0.04)		(0.01)		(0.03)

Net asset value, end of period	$24.97		$25.00		$25.00		$25.00		$25.00

Total Return(c)	0.96%		0.54%		0.19%		0.06%		0.11%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,324,706		$2,666,697		$4,033,504		$2,243,931		$1,909,864
Net expenses to average daily net assets	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00	%(d)(e)
Net investment income (loss) to average daily net assets	1.06%		0.47%		0.16%		0.05%		0.08%
Portfolio turnover rate(f)	0%		0%		0%		0%		0%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.09%		0.10%		0.10%		0.10%		0.10%

(a)	Net realized and unrealized gain (loss) was less than $0.01 per share.
(b)	Distributions from net realized gains were less than $0.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Ratio is less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Portfolio turnover rate calculation excludes short-term investments.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	57

GMO Trust Funds

Notes to Financial Statements

February 28, 2018

1.	Organization

Each of Asset Allocation Bond Fund, Core Plus Bond Fund, Emerging Country Debt Fund, Opportunistic Income Fund and U.S. Treasury Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO.

Many of the Funds may invest without limitation in other GMO Funds (“underlying funds”). In particular, pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), some of the Funds may invest in Emerging Country Debt Fund, Opportunistic Income Fund and U.S. Treasury Fund. The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements. The financial statements are available without charge on the SEC’s website at www.sec.gov or on GMO’s website at www.gmo.com.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
Asset Allocation Bond Fund	Citigroup 3-Month Treasury Bill Index	Total return in excess of benchmark
Core Plus Bond Fund	Bloomberg Barclays U.S. Aggregate Index	Total return in excess of benchmark
Emerging Country Debt Fund	J.P. Morgan EMBI Global	Total return in excess of benchmark
Opportunistic Income Fund	Bloomberg Barclays U.S. Securitized Index	Capital appreciation and current income
U.S. Treasury Fund	Not Applicable	Liquidity and safety of principal with current income as a secondary objective

Asset Allocation Bond Fund and U.S. Treasury Fund currently limit subscriptions.

Emerging Country Debt Fund is currently distributed in Switzerland. The distribution of shares in Switzerland will be exclusively made to, and directed at, qualified investors as defined in the Swiss Collective Investment Schemes Act of 23 June 2006, as amended, and its implementing ordinance.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a specific relevant pricing source determined by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another source) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available.

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2018, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2018. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2018 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees		Single source; No alternative pricing source was available
Asset Allocation Bond Fund	—		—
Core Plus Bond Fund	< 1%		1%
Emerging Country Debt Fund	1%	†	3%
Opportunistic Income Fund	1%	‡	3%
U.S. Treasury Fund	—		—

†	Includes the Republic of Albania Par Bond, due 08/31/25 which represents 0.9% of the Fund’s total net assets and is valued by applying a 140 basis point spread to the yield of the U.S. Treasury Strip Principal, due 08/15/25.
‡	Consists of four U.S. Agency for International Development Floater Bonds which were valued using current LIBOR yield and adjusted by 125 basis points for liquidity considerations.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). Other than Funds with investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes, vendor) or as described in the footnotes to the Securities and derivatives table above, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at February 28, 2018.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain debt obligations, such as collateralized loan obligations, that have yet to begin trading that are valued at cost; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; certain sovereign debt securities valued using comparable securities issued by the sovereign adjusted by a specified spread; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; and third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2018:

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$299,129,715	$735,417,214	$—	$1,034,546,929
U.S. Government Agency	14,993,741	—	—	14,993,741

TOTAL DEBT OBLIGATIONS	314,123,456	735,417,214	—	1,049,540,670

Short-Term Investments	42,343,394	124,999,517	—	167,342,911

Total Investments	356,466,850	860,416,731	—	1,216,883,581

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	1,750,429	—	1,750,429
Swap Contracts
Interest Rate Risk	—	921,854	—	921,854

Total	$356,466,850	$863,089,014	$—	$1,219,555,864

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(3,387,621)	$—	$(3,387,621)
Swap Contracts
Interest Rate Risk	—	(2,268,145)	—	(2,268,145)

Total	$—	$(5,655,766)	$—	$(5,655,766)

Core Plus Bond Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$6,464,752	$—	$6,464,752
U.S. Government	362,539,438	—	—	362,539,438
U.S. Government Agency	—	142,745,413	—	142,745,413

TOTAL DEBT OBLIGATIONS	362,539,438	149,210,165	—	511,749,603

Mutual Funds	411,473,413	—	—	411,473,413
Short-Term Investments	7,066,648	167,325,331	—	174,391,979

Total Investments	781,079,499	316,535,496	—	1,097,614,995

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3	Total
Core Plus Bond Fund (continued)
Asset Valuation Inputs (continued)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$2,656,262	$—	$2,656,262
Futures Contracts
Interest Rate Risk	281,284	—	—	281,284
Swap Contracts
Interest Rate Risk	—	1,100,119	—	1,100,119

Total	$781,360,783	$320,291,877	$—	$1,101,652,660

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(11,492,764)	$—	$(11,492,764)
Futures Contracts
Interest Rate Risk	(10,593)	—	—	(10,593)
Swap Contracts
Interest Rate Risk	—	(3,510,809)	—	(3,510,809)

Total	$(10,593)	$(15,003,573)	$—	$(15,014,166)

Emerging Country Debt Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$46,471,840	$—	$46,471,840
Corporate Debt	—	2,554,939	26,126,080	28,681,019
Foreign Government Agency	—	788,417,425	134,381,263	922,798,688
Foreign Government Obligations	—	1,949,806,347	123,199,974	2,073,006,321
U.S. Government	144,704,178	75,310,914	—	220,015,092

TOTAL DEBT OBLIGATIONS	144,704,178	2,862,561,465	283,707,317	3,290,972,960

Loan Assignments	—	—	1,110,398	1,110,398
Loan Participations	—	—	59,670,207	59,670,207
Mutual Funds	96,178,792	—	—	96,178,792
Rights/Warrants	—	45,407,761	6,474,227	51,881,988
Short-Term Investments	598,742,920	—	—	598,742,920

Total Investments	839,625,890	2,907,969,226	350,962,149	4,098,557,265

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	1,957,106	—	1,957,106
Options
Credit Risk	—	—	477,374	477,374
Swap Contracts
Credit Risk	—	10,437,626	—	10,437,626

Total	$839,625,890	$2,920,363,958	$351,439,523	$4,111,429,371

Liability Valuation Inputs
Derivatives^
Options
Credit Risk	$—	$—	$(1,389,607)	$(1,389,607)
Swap Contracts
Credit Risk	—	(16,820,416)	—	(16,820,416)
Interest Rate Risk	—	(11,191,816)	—	(11,191,816)

Total	$—	$(28,012,232)	$(1,389,607)	$(29,401,839)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3	Total
Opportunistic Income Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$1,015,148,017	$37,555,550	$1,052,703,567
U.S. Government Agency	2,499,070	122,166,840	17,123,540	141,789,450

TOTAL DEBT OBLIGATIONS	2,499,070	1,137,314,857	54,679,090	1,194,493,017

Mutual Funds	58,387,949	—	—	58,387,949
Short-Term Investments	53,014,809	—	—	53,014,809
Purchased Options	—	493,775	—	493,775

Total Investments	113,901,828	1,137,808,632	54,679,090	1,306,389,550

Derivatives^
Futures Contracts
Interest Rate Risk	53,404	—	—	53,404
Swap Contracts
Credit Risk	—	22,385,958	—	22,385,958
Interest Rate Risk	—	3,788,704	—	3,788,704

Total	$113,955,232	$1,163,983,294	$54,679,090	$1,332,617,616

Liability Valuation Inputs
Debt Obligations
U.S. Government Agency	$—	$(82,708,048)	$—	$(82,708,048)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	(17,898)	—	(17,898)
Futures Contracts
Interest Rate Risk	(18,371)	—	—	(18,371)
Written Options
Credit Risk	—	(241,049)	—	(241,049)
Swap Contracts
Credit Risk	—	(6,421,838)	—	(6,421,838)
Interest Rate Risk	—	(285,552)	—	(285,552)

Total	$(18,371)	$(89,674,385)	$—	$(89,692,756)

U.S. Treasury Fund
Asset Valuation Inputs
Short-Term Investments	$2,347,170,582	$—	$—	$2,347,170,582

Total Investments	2,347,170,582	—	—	2,347,170,582

Total	$2,347,170,582	$—	$—	$2,347,170,582

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^	The tables above are based on market values or unrealized appreciation/(depreciation), in the case of forward currency contracts, rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options and rights/warrants, if any, which are included in investments.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ summary of levels above.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

For all Funds for the year ended February 28, 2018, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2017	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†		Transfer out of Level 3†	Balances as of February 28, 2018	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2018
Emerging Country Debt Fund
Debt Obligations
Asset-Backed Securities	$22,085,437	$1,257,957	$(1,659,757)	$241,052	$—	$1,430,365	$—		$(23,355,054)‡	$—	$—
Corporate Debt	20,060,000	4,576,198	—	(1,114)	—	1,490,996	—		—	26,126,080	1,490,996
Foreign Government Agency	101,585,077	16,588,105	—	1,446,687	—	14,761,394	—		—	134,381,263	14,761,394
Foreign Government Obligations	51,158,299	3,801,642	—	1,715,283	—	(1,274,764)	67,799,514	‡	—	123,199,974	(1,274,764)

Total Debt Obligations	194,888,813	26,223,902	(1,659,757)	3,401,908	—	16,407,991	67,799,514		(23,355,054)	283,707,317	14,977,626

Loan Assignments	4,908,530	683,423	(4,905,268)	531,698	—	(107,985)	—		—	1,110,398	148,935
Loan Participations	64,195,406	4,355,377	(16,041,083)	2,253,730	(19,280)	4,926,057	—		—	59,670,207	4,568,250
Rights/Warrants	8,070,406	1,138,875	—	—	—	(2,735,054)	—		—	6,474,227	(2,735,054)

Total Investments	272,063,155	32,401,577	(22,606,108)	6,187,336	(19,280)	18,491,009	67,799,514		(23,355,054)	350,962,149	16,959,757

Derivatives
Options	(2,056,772)	—	(49,083)	—	120,135	1,073,487	—		—	(912,233)	3,595,626

Total	$270,006,383	$32,401,577	$(22,655,191)#	$6,187,336	$100,855	$19,564,496	$67,799,514		$(23,355,054)	$350,049,916	$20,555,383

Opportunistic Income Fund
Debt Obligations
Asset-Backed Securities	$53,500,201	$31,917,381	$(37,562,086)	$1,105,353	$430,723	$1,145,013	$—		$(12,981,035)‡	$37,555,550	$1,312,540
U.S. Government Agency	19,602,790	—	(2,604,608)	(7,611)	—	132,969	—		—	17,123,540	132,969

Total	$73,102,991	$31,917,381	$(40,166,694)##	$1,097,742	$430,723	$1,277,982	$—		$(12,981,035)	$54,679,090	$1,445,509

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
‡	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
#	Includes $19,434,373 of proceeds received from principal paydowns.
##	Includes $32,105,819 of proceeds received from principal paydowns.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of February 28, 2018 were as follows:

Fund Name	Level 3 securities and derivatives
Asset Allocation Bond Fund	—
Core Plus Bond Fund	1%
Emerging Country Debt Fund	8%
Opportunistic Income Fund	5%
U.S. Treasury Fund	—

Cash

Cash and foreign currency, if any, in the Statements of Assets and Liabilities consist of cash balances held with the custodian. Emerging Country Debt Fund’s cash balance includes $10,478,172 related to a failed trade.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include marked-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Indexed investments

Each Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

Loan assignments and participations

The Funds (except U.S. Treasury Fund) may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. As of February 28, 2018, the Funds list below had entered into repurchase agreements. The value of related collateral for each broker listed below exceeds the value of the repurchase agreements at year end. Repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Fund Name	Counterparty	Gross Value	Net Value (with related collateral)	Weighted Average Maturity (days)
Asset Allocation Bond Fund	Nomura Securities International Inc.	$124,999,517	$127,781,640	1.0

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase/decrease in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Delayed delivery commitments and when-issued securities

The Funds (except U.S. Treasury Fund) may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause a Fund’s portfolio to be leveraged. Investments in when-issued securities also present the risk that the security will not be issued or delivered. Delayed delivery commitments outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Taxes and distributions

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes.

With the exception of U.S. Treasury Fund, the policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. The policy of U.S. Treasury Fund is to declare dividends daily, to the extent net investment income is available, and pay dividends on the first business day following the end of each month in which dividends were declared. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. In addition, each Fund may, from time to time at their discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Typically, all distributions are reinvested in additional shares of each Fund, at net asset value, unless GMO or its agents receive and process a shareholder election to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount. Taxes related to capital gains realized during the year ended February 28, 2018, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Differences related to:	Asset Allocation Bond Fund	Core Plus Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund	U.S. Treasury Fund
Interest, accretion and amortization			X	X
Capital loss carry forwards	X	X	X	X
Defaulted bonds			X
Derivative contract transactions	X	X	X	X
Foreign currency transactions	X	X	X	X
Losses on wash sale transactions			X
Losses related to debt obligations				X
Post-October capital losses	X	X		X
There are no significant differences					X

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 28, 2018		Tax year ended February 28, 2017

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Total Distributions ($)
Asset Allocation Bond Fund	13,002,152	13,002,152	—	—
Core Plus Bond Fund	23,882,096	23,882,096	4,001,013	4,001,013
Emerging Country Debt Fund	280,488,139	280,488,139	277,442,124	277,442,124
Opportunistic Income Fund	32,473,748	32,473,748	37,550,318	37,550,318
U.S. Treasury Fund	24,320,611	24,320,611	16,947,193	16,947,193

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2018, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses ($)
Asset Allocation Bond Fund	7,077,792	(61,180,207)	(1,850,864)
Core Plus Bond Fund	3,077,931	(27,840,924)	(5,029,797)
Emerging Country Debt Fund	40,329,868	(113,999,968)	(980,792)
Opportunistic Income Fund	6,842,414	(101,703,005)	(1,668,698)
U.S. Treasury Fund	—	(739,977)	(586,886)

As of February 28, 2018, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 28, 2018, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short-Term ($)			Long-Term ($)

Fund Name	Expiration Date 2/28/2019	No Expiration Date	Total Short- Term ($)	No Expiration Date
Asset Allocation Bond Fund	—	(24,215,916)	(24,215,916)	(36,964,291)
Core Plus Bond Fund	—	(291,118)	(291,118)	(27,549,806)
Emerging Country Debt Fund	(66,474,254)	(47,525,714)	(113,999,968)	—
Opportunistic Income Fund	—	—	—	(101,703,005)
U.S. Treasury Fund	—	(739,977)	(739,977)	—

As of February 28, 2018, the approximate total cost, aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of total investments (including total securities sold short, if any), and the net unrealized appreciation (depreciation) of outstanding financial instruments for U.S. federal income tax purposes were as follows:

	Total Investments				Outstanding Financial Instruments

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Asset Allocation Bond Fund	1,227,739,518	141,110	(10,997,047)	(10,855,937)	(1,261,257)
Core Plus Bond Fund	1,101,830,322	10,044,155	(14,259,482)	(4,215,327)	(8,722,546)
Emerging Country Debt Fund	4,130,645,514	260,203,961	(292,292,210)	(32,088,249)	4,402,543
Opportunistic Income Fund	1,201,363,733	40,191,654	(17,873,885)	22,317,769	(3,425,927)
U.S. Treasury Fund	2,348,377,670	118,158	(1,325,246)	(1,207,088)	—

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., guidance pertaining to the U.S. Foreign Account Tax Compliance Act) and tax legislation/initiatives currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses and class allocations

Most of the expenses of the Trust are directly attributable to an individual Fund. Generally, common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (see Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent. Prior to December 31, 2013, State Street’s transfer agent fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintained in a State Street transfer agent account. Earnings allowances were reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2014, any cash balances maintained at the transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations. Any cash balances maintained at the custodian are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of an investor’s purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of dividends or other distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

GMO also may waive or reduce the purchase premium or redemption fee for a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

GMO also may reduce the purchase premium to the extent that securities are used to purchase a Fund’s shares (taking into account transaction costs, stamp duties or transfer fees). GMO may reduce redemption fees to the extent a Fund uses portfolio securities to redeem its shares (taking into account transaction costs, stamp duties or transfer fees).

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

As of February 28, 2018, the premium on cash purchases and the fee on cash redemptions were as follows:

	Asset Allocation Bond Fund	Core Plus Bond Fund	Emerging Country Debt Fund(1)	Opportunistic Income Fund	U.S. Treasury Fund
Purchase Premium	—	—	0.75%	0.40%	—
Redemption Fee	—	—	0.75%	0.40%	—

(1)	Prior to February 1, 2016, the premiums on purchases and the fee on redemptions were each 0.50% of the amount invested or redeemed.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Asset Allocation Bond Fund	Core Plus Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund	U.S. Treasury Fund
Commodities Risk	X
Counterparty Risk	X	X	X	X
Credit Risk	X	X	X	X	X
Currency Risk	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X
Focused Investment Risk	X	X	X	X
Fund of Funds Risk	X	X	X	X
Futures Contracts Risk		X		X
Illiquidity Risk	X	X	X	X
Large Shareholder Risk	X	X	X	X	X
Leveraging Risk	X	X	X	X
Management and Operational Risk	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X	X	X
Market Risk – Equities	X	X		X
Market Risk – Fixed Income	X	X	X	X	X
Non-Diversified Funds	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X
Small Company Risk	X	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of collateral held by the Fund (if any).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds. Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union,

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments are also subject to illiquidity risk. See “Illiquidity Risk.”

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and a Fund holding a rated investment is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease the market price of a Fund’s investments and increase the volatility of a Fund’s portfolio.

As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.” The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

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Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality investments, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case a Fund may have to purchase U.S. dollars at an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates, or inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able

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to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the exposure arises.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives will sometimes be unclear. In addition, the SEC has proposed a rule under the 1940 Act, regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are new and evolving (and some of the rules are not yet final), their impact on the Funds remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a

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derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option

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on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency.

Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk.”

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) are exposed to the risk that the Underlying Funds will not perform as expected. The Funds also are indirectly exposed to all of the risks to which the Underlying Funds are exposed.

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Absent reimbursement, a Fund bears the fees and expenses of an Underlying Fund (including purchase premiums and redemption fees, if any) in which it invests, and the Fund will incur additional expenses when investing in an Underlying Fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

At any particular time, one Underlying Fund may be purchasing securities of an issuer whose securities are being sold by another Underlying Fund, resulting in a Fund that holds each Underlying Fund indirectly incurring the costs associated with the two transactions without changing its exposure to those securities.

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more Underlying Funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• FUTURES CONTRACTS RISK. The risk of loss to a Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts may increase the volatility of the Fund’s net asset value. A Fund’s ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. A liquid secondary market may not exist for any particular futures contract at any particular time, and a Fund might be unable to effect closing transactions to terminate its exposure to the contract. In using futures contracts, a Fund relies on GMO’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts may not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge.

A Fund typically will be required to post margin with its futures commission merchant in connection with its positions in futures contracts. If the Fund has insufficient cash to meet margin requirements, the Fund may have to sell other investments at disadvantageous times. A Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, should the futures commission merchant become insolvent, a Fund may be unable to recover all (or any) of the margin it has posted with the futures commission merchant or realize the value of any increase in the price of its positions.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits (referred to as “speculative position limits”) on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, an exchange may impose trading limits on the number of contracts that any person may trade on a particular day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent OTC derivatives, which may adversely affect the market liquidity of the futures contracts, options, and economically equivalent derivatives in which a Fund invests. As a result of such limits, positions held by other GMO clients or by GMO or its affiliates may prevent GMO from taking positions on behalf of a Fund in a particular futures contract or OTC derivative.

Futures contracts traded on markets outside the United States generally are not subject to regulation by the CFTC or other U.S. regulators. U.S. regulators neither regulate the activities of a foreign exchange nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the country in which the exchange is located. Margin and other payments made by a Fund in foreign countries may not have the same protections as payments in the United States. In addition, foreign futures contracts may be less liquid and more volatile than U.S. contracts.

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• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark. The degree to which a Fund’s securities are illiquid may affect the likelihood of its paying redemption proceeds in-kind.

In recent years, the credit markets have experienced periods characterized by a significant lack of liquidity, and they may experience similar periods in the future. A lack of liquidity could require a Fund to sell securities to satisfy collateral posting requirements and meet redemptions, which could, in turn, create downward price pressure on the securities being sold.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of a purchase or redemption order that is not ultimately received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. Additionally, redemptions and purchases of shares by a large shareholder or group of shareholders potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.

To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, a Fund’s portfolio also will be leveraged if it exercises its right to delay payment on a redemption and can result in losses if

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the value of the Fund’s assets changes between the time a redemption request is received or deemed to be received by a Fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the Fund) and the time at which the Fund liquidates assets to meet redemption requests. Such a change in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices for which the time period between the NAV determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and non-redeeming shareholders to material losses.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty or have the pledged securities liquidated to compensate for the decline.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and may cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong.

GMO relies on quantitative models in making investment decisions. The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that includes errors, omissions, bugs, or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are present in the ordinary course of business and are more likely to occur when GMO is making changes to its models. Any of these risks could adversely affect a Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives

The Funds also are subject to a risk of loss resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that may have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and a

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decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being unable, among other things, to buy or sell securities or accurately price their investments. The Funds cannot directly control cyber security plans and systems put in place by their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by a company whose securities are held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program as well as the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). A significant degree of uncertainty exists about the time frame for Brexit and whether it will have a negative impact on the United Kingdom, the European Union and/or the broader global economy.

War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk — Fixed Income,” but to other market risks as well.

Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008.

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As described under “Market Risk — Fixed Income” the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities have. Asset-backed securities backed by sub-prime mortgage loans, in particular, expose a Fund to potentially greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities and may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security depends in part on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of documentation for underlying assets also will affect the rights of holders of those underlying assets. The insolvency of a servicer is likely to result in a decline in the market price of the securities it is servicing, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, the obligations underlying asset-backed securities may be repaid more slowly than anticipated, and the market price of those securities may decrease.

The existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a servicer for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments. The risks associated with asset-backed securities are particularly pronounced for Opportunistic Income Fund, which has invested a substantial portion of its assets in asset-backed securities, and for the Funds that have invested a substantial portion of their assets in Opportunistic Income Fund.

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the issuer’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the

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Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income — Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, these investments also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade investments (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate investments, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling portfolio assets when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent years, central banks and governmental financial regulators, including the U.S. Federal Reserve, have kept interest rates historically low by purchasing bonds. Steps to curtail or “taper” such activities (such as recent indications from the U.S. Federal Reserve of its intent to do so) and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• NON-DIVERSIFIED FUNDS. All of the Funds (except U.S. Treasury Fund) are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be

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subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds (other than U.S. Treasury Fund) may invest in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets include securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund’s pursuit of such refunds may subject a Fund to various administrative and/or judicial proceedings. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until GMO is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net asset value. Absent a determination that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value. See “Taxes, Non-U.S. Taxes” in the GMO Trust Statement of Additional Information for additional information.

Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in foreign currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license and thus limits the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license and thereby limit the Fund’s investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital,

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dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a smaller group of key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political or other conditions.

The Funds (other than Emerging Country Debt Fund and U.S. Treasury Fund) may take temporary defensive positions if deemed prudent by GMO. Many of the Funds have previously taken temporary defensive positions.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. In particular, the Funds may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For instance, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds will typically have (or may have, in the case of Opportunistic Income Fund and U.S. Treasury Fund) gross investment exposures in excess of their net assets (i.e., the Funds will be (or may be, in the case of U.S. Treasury Fund) leveraged) and therefore are subject to heightened risk of loss. Each Fund’s (other than U.S. Treasury Fund) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

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Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the year ended February 28, 2018, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Asset Allocation Bond Fund	Core Plus Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund
Forward currency contracts
Adjust currency exchange rate risk	X	X	X	X
Adjust exposure to foreign currencies	X	X	X
Futures contracts
Adjust interest rate exposure		X		X
Maintain the diversity and liquidity of the portfolio		X		X
Options (Purchased)
Adjust currency exchange rate risk	X
Adjust exposure to foreign currencies	X
Adjust interest rate exposure				X
Achieve exposure to a reference entity’s credit				X
Provide a measure of protection against default loss				X
Options (Written)
Achieve exposure to a reference entity’s credit				X
Adjust interest rate exposure				X
Provide a measure of protection against default loss				X
Options (Credit linked)
Achieve exposure to a reference entity’s credit			X
Swap contracts
Achieve exposure to a reference entity’s credit			X	X
Adjust interest rate exposure	X	X	X	X
Provide a measure of protection against default loss			X	X
Provide exposure to the Fund’s benchmark		X
Adjust exposure to foreign currencies			X
Rights and/or warrants
Achieve exposure to a reference commodity/economic statistic			X

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February 28, 2018

Forward currency contracts

The Funds (except U.S. Treasury Fund) may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded in the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses in the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2018 and the Statements of Operations for the year ended February 28, 2018^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Asset Allocation Bond Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$1,750,429	$—	$—	$1,750,429
Swap Contracts, at value¤	—	—	—	921,854	—	921,854

Total	$—	$—	$1,750,429	$921,854	$—	$2,672,283

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$1,750,429	$921,854	$—	$2,672,283

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(3,387,621)	$—	$—	$(3,387,621)
Swap Contracts, at value¤	—	—	—	(2,268,145)	—	(2,268,145)

Total	$—	$—	$(3,387,621)	$(2,268,145)	$—	$(5,655,766)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(3,387,621)	$(2,268,145)	$—	$(5,655,766)

Net Realized Gain (Loss) on
Investments (purchased options)	$—	$—	$(1,064,009)	$—	$—	$(1,064,009)
Forward Currency Contracts	—	—	(2,327,785)	—	—	(2,327,785)
Swap Contracts	—	—	—	4,530,459	—	4,530,459

Total	$—	$—	$(3,391,794)	$4,530,459	$—	$1,138,665

Change in Net Unrealized Appreciation (Depreciation) on
Investments (purchased options)	$—	$—	$899,823	$—	$—	$899,823
Forward Currency Contracts	—	—	(30,118)	—	—	(30,118)
Swap Contracts	—	—	—	4,404,844	—	4,404,844

Total	$—	$—	$869,705	$4,404,844	$—	$5,274,549

Core Plus Bond Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$2,656,262	$—	$—	$2,656,262
Unrealized Appreciation on Futures Contracts ¤	—	—	—	281,284	—	281,284
Swap Contracts, at value¤	—	—	—	1,100,119	—	1,100,119

Total	$—	$—	$2,656,262	$1,381,403	$—	$4,037,665

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$2,656,262	$1,381,403	$—	$4,037,665

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(11,492,764)	$—	$—	$(11,492,764)
Unrealized Depreciation on Futures Contracts ¤	—	—	—	(10,593)	—	(10,593)
Swap Contracts, at value¤	—	—	—	(3,510,809)	—	(3,510,809)

Total	$—	$—	$(11,492,764)	$(3,521,402)	$—	$(15,014,166)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(11,492,764)	$(3,521,402)	$—	$(15,014,166)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Core Plus Bond Fund (continued)
Net Realized Gain (Loss) on
Forward Currency Contracts	$—	$—	$30,751	$—	$—	$30,751
Futures Contracts	—	—	—	(2,071,930)	—	(2,071,930)
Swap Contracts	—	—	—	9,630,627	—	9,630,627

Total	$—	$—	$30,751	$7,558,697	$—	$7,589,448

Change in Net Unrealized Appreciation (Depreciation) on
Forward Currency Contracts	$—	$—	$(8,841,457)	$—	$—	$(8,841,457)
Futures Contracts	—	—	—	(13,323)	—	(13,323)
Swap Contracts	—	—	—	(1,818,833)	—	(1,818,833)

Total	$—	$—	$(8,841,457)	$(1,832,156)	$—	$(10,673,613)

Emerging Country Debt Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$—	$—	$—	$51,881,988	$51,881,988
Unrealized Appreciation on Forward Currency Contracts	—	—	1,957,106	—	—	1,957,106
Options, at value	477,374	—	—	—	—	477,374
Swap Contracts, at value¤	10,437,626	—	—	—	—	10,437,626

Total	$10,915,000	$—	$1,957,106	$—	$51,881,988	$64,754,094

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$51,881,988	$51,881,988

Total subject to Master Agreements	$10,915,000	$—	$1,957,106	$—	$—	$12,872,106

Liability Derivatives
Options, at value	$(1,389,607)	$—	$—	$—	$—	$(1,389,607)
Swap Contracts, at value¤	(16,820,416)	—		(11,191,816)	—	(28,012,232)

Total	$(18,210,023)	$—	$—	$(11,191,816)	$—	$(29,401,839)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$(18,210,023)	$—	$—	$(11,191,816)	$—	$(29,401,839)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$(10,000,291)	$—	$—	$(10,000,291)
Options	120,135	—	—	—	—	120,135
Swap Contracts	(5,032,765)	—	—	(2,031,830)	—	(7,064,595)

Total	$(4,912,630)	$—	$(10,000,291)	$(2,031,830)	$—	$(16,944,751)

Change in Appreciation (Depreciation) on
Investments (rights and/or warrants)	$—	$—	$—	$—	$3,159,451	$3,159,451
Forward Currency Contracts	—	—	1,755,645	—	—	1,755,645
Options	1,073,487	—	—	—	—	1,073,487
Swap Contracts	2,073,913	—	—	(4,936,487)	—	(2,862,574)

Total	$3,147,400	$—	$1,755,645	$(4,936,487)	$3,159,451	$3,126,009

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Opportunistic Income Fund
Asset Derivatives
Investments, at value (purchased options)	$493,775	$—	$—	$—	$—	$493,775
Unrealized Appreciation on Future Contracts	—	—	—	53,404	—	53,404
Swap Contracts, at value¤	22,385,958	—	—	3,788,704	—	26,174,662

Total	$22,879,733	$—	$—	$3,842,108	$—	$26,721,841

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$22,879,733	$—	$—	$3,842,108	$—	$26,721,841

Liability Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$(17,898)	$—	$—	$(17,898)
Futures		—	—	(18,371)	—	(18,371)
Written Options, at value	(241,049)	—	—	—	—	(241,049)
Swap Contracts, at value¤	(6,421,838)	—	—	(285,552)	—	(6,707,390)

Total	$(6,662,887)	$—	$(17,898)	$(303,923)	$—	$(6,984,708)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$(6,662,887)	$—	$(17,898)	$(303,923)	$—	$(6,984,708)

Net Realized Gain (Loss) on
Investments (purchased options)	$(4,309,414)	$—	$—	$(963,969)	$—	$(5,273,383)
Forward Currency Contracts	—	—	(352,853)	—	—	(352,853)
Futures Contracts	—	—	—	(1,367,349)	—	(1,367,349)
Written Options	2,303,637	—	—	556,307	—	2,859,944
Swap Contracts	(3,246,672)	359,677	—	499,416	—	(2,387,579)

Total	$(5,252,449)	$359,677	$(352,853)	$(1,275,595)	$—	$(6,515,220)

Change in Net Unrealized Appreciation (Depreciation) on
Investments (purchased options)	$511,293	$—	$—	$721,592	$—	$1,232,885
Forward Currency Contracts	—	—	(93,187)	—	—	(93,187)
Futures Contracts	—	—	—	35,033	—	35,033
Written Options	(114,099)	—	—	(226,398)	—	(340,497)
Swap Contracts	(2,604,600)	—	—	625,484	—	(1,979,116)

Total	$(2,207,406)	$—	$(93,187)	$1,155,711	$—	$(1,144,882)

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
¤	The table includes cumulative unrealized appreciation/depreciation of futures and value of cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and set-off provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset. Additionally, the set-off and netting provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Because no such event has occurred, the Funds do not presently have a legally enforceable right of set-off and these amounts have not been offset in the Statements of Assets and Liabilities, but have been

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

presented separately in the table below. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect an early termination of all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be paid by a Fund (or may be received by a Fund) in such an event is represented by the Net Amounts in the tables below. For more information about other uncertainties and risks, see “Investments and other risks” above.

For financial reporting purposes, in the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2018, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 28, 2018:

Asset Allocation Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Barclays Bank plc	$61,742	$—	$61,742	$—
Goldman Sachs International	830,839	(244,771)	(586,068)	—	*
JPMorgan Chase Bank, N.A.	857,848	—	857,848	—

Total	$1,750,429	$(244,771)	$333,522	$—

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$371,143	$(371,143)	$—	$—	*
Barclays Bank plc	651,378	(494,583)	(61,742)	95,053
Goldman Sachs International	586,068	—	586,068	—
JPMorgan Chase Bank, N.A.	1,779,032	(921,184)	(857,848)	—	*

Total	$3,387,621	$(1,786,910)	$(333,522)	$95,053

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Core Plus Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Barclays Bank plc	$93,058	$—	$93,058	$—
Goldman Sachs International	1,249,499	—	1,249,499	—
JPMorgan Chase Bank, N.A.	1,313,705	—	1,313,705	—

Total	$2,656,262	$—	$2,656,262	$—

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$554,689	$(554,689)	$—	$—	*
Barclays Bank plc	934,446	(633,413)	(93,058)	207,975
Deutsche Bank AG	2,463,930	(2,164,159)	—	299,771
Goldman Sachs International	2,594,054	(1,126,381)	(1,249,499)	218,174
JPMorgan Chase Bank, N.A.	2,736,935	(1,423,230)	(1,313,705)	—	*
Morgan Stanley & Co. International PLC	2,208,710	(1,652,339)	—	556,371

Total	$11,492,764	$(7,554,211)	$(2,656,262)	$1,282,291

Emerging Country Debt Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Deutsche Bank AG	$4,681,693	$—	$4,681,693	$—
Goldman Sachs International	2,282,240	—	2,282,240	—
JPMorgan Chase Bank, N.A.	2,830,985	—	2,830,985	—
Morgan Stanley & Co. International PLC	435,339	—	—	435,339

Total	$10,230,257	$—	$9,794,918	$435,339

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$404,121	$(404,121)	$—	$—	*
Barclays Bank plc	1,213,377	(1,213,377)	—	—	*
Deutsche Bank AG	7,555,923	(2,625,047)	(4,681,693)	249,183
Goldman Sachs International	6,905,157	(3,775,494)	(2,282,240)	847,423
JPMorgan Chase Bank, N.A.	13,323,261	(9,735,614)	(2,830,985)	756,662	*

Total	$29,401,839	$(17,753,653)	$(9,794,918)	$1,853,268

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Opportunistic Income Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$5,100,280	$(4,639,750)	$(460,530)	$—	*
Credit Suisse International	250,864	(80,000)	(91,213)	79,651
Deutsche Bank AG	772,052	(430,000)	(291,674)	50,378
Goldman Sachs International	3,988,228	(3,260,801)	(727,427)	—	*
JPMorgan Chase Bank, N.A.	9,912,179	(8,628,068)	(1,284,111)	—	*
Morgan Stanley Capital Services LLC	2,625,544	—	(166,076)	2,459,468

Total	$22,649,147	$(17,038,619)	$(3,021,031)	$2,589,497

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$460,530	$—	$460,530	$—
Barclays Bank plc	1,300,683	(1,300,683)	—	—	*
Citibank N.A.	89,758	—	—	89,758
Credit Suisse International	91,213	—	91,213	—
Deutsche Bank AG	291,674	—	291,674	—
Goldman Sachs International	727,427	—	727,427	—
JPMorgan Chase Bank, N.A.	1,284,111	—	1,284,111	—
Morgan Stanley Capital Services LLC	166,076	—	166,076	—

Total	$4,411,472	$(1,300,683)	$3,021,031	$89,758

*	The actual collateral received and/or pledged is more than the amount shown.

The average derivative activity of notional amounts (forward currency contracts, futures contracts and swap contracts), market values (rights and/or warrants), and principal amounts or number of contracts (options) outstanding, based on absolute values, at each month-end, was as follows for the year ended February 28, 2018:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options (Principal)	Options (Contracts)	Rights and/or Warrants ($)
Asset Allocation Bond Fund	572,833,240	—	543,336,280	10,287,500	—	—
Core Plus Bond Fund	174,280,141	95,738,135	521,016,485	—	—	—
Emerging Country Debt Fund	77,931,912	—	1,340,049,568	363,028,667	—	50,625,226
Opportunistic Income Fund	5,848,654	96,620,539	714,929,583	1,059,021,421	5,001	—

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Asset Allocation Bond Fund	Core Plus Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund	U.S. Treasury Fund
Management Fee	0.25%	0.25%	0.35%	0.40%(a)	0.08%(b)

(a)	Prior to January 1, 2017, the management fee was 0.25%.
(b)	GMO has voluntarily waived the Fund’s entire management fee.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

In addition, each class of shares of certain Funds pays GMO a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly at the annual rate equal to the percentage of each applicable Class’s average daily net assets set forth in the table below:

Fund Name	Class III		Class IV	Class VI
Asset Allocation Bond Fund	0.15%			0.055%
Core Plus Bond Fund	0.15%		0.10%
Emerging Country Debt Fund	0.15%		0.10%
Opportunistic Income Fund	0.15%	*		0.055%

*	Class is offered but has no shareholders as of February 28, 2018.

For each Fund, other than Emerging Country Debt Fund, GMO has contractually agreed to reimburse each Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO.

“Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For each Fund that pays GMO a management fee, GMO has contractually agreed to waive or reduce that fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2018 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplemental support agreement.

In addition to the contractual waivers and reimbursements described above, GMO has voluntarily agreed to waive U.S. Treasury Fund’s entire management fee. GMO may change or terminate this waiver at any time.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2018 is shown in the table below and is included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
Asset Allocation Bond Fund	31,205	2,855
Core Plus Bond Fund	18,943	1,561
Emerging Country Debt Fund	95,649	8,139
Opportunistic Income Fund	29,312	2,552
U.S. Treasury Fund	53,309	4,658

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2018 these indirect fees and expenses expressed as a percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
Asset Allocation Bond Fund	0.000%	0.000%	0.000%	0.000%
Core Plus Bond Fund	0.103%	0.017%	< 0.001%	0.120%
Emerging Country Debt Fund	0.002%	< 0.001%	< 0.001%	0.002%
Opportunistic Income Fund	< 0.001%	0.000%	0.000%	< 0.001%
U.S. Treasury Fund	0.000%	0.000%	0.000%	0.000%

The Funds are permitted to purchase or sell securities from or to certain other GMO funds under specified conditions outlined in procedures adopted by the Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effectuated at the current market price. During the year ended February 28, 2018, the Funds did not engage in these transactions.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and including GMO U.S. Treasury Fund, if applicable, for the year ended February 28, 2018 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Asset Allocation Bond Fund	1,060,697,779	—	1,323,743,420	—
Core Plus Bond Fund	1,811,217,174	449,850,212	1,638,934,831	350,646,785
Emerging Country Debt Fund	238,614,205	983,219,998	359,501,648	1,274,070,472
Opportunistic Income Fund	1,278,584,922	1,035,421,954	1,260,236,200	1,260,761,396
U.S. Treasury Fund	—	—	—	—

Cost of purchases and proceeds from sales of securities for in-kind transactions, excluding short-term investments, in accordance with U.S. GAAP for the year ended February 28, 2018 are noted in the table below:

Fund Name	Purchases ($)	Sales ($)
Emerging Country Debt Fund	143,469,000*	—

*	$15,552,985 of the purchases in-kind were contributed by affiliates.

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

8.	Principal shareholders and related parties as of February 28, 2018

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
Asset Allocation Bond Fund	2	‡	74.30%	< 0.01%	99.99%
Core Plus Bond Fund	4	#	80.01%	< 0.01%	98.52%
Emerging Country Debt Fund	—		—	0.15%	18.60%
Opportunistic Income Fund	3	§	79.10%	0.58%	99.07%
U.S. Treasury Fund	1	‡	46.13%	0.15%	98.01%

‡	One of the shareholders is another fund of the Trust.
#	Two of the shareholders are other funds of the Trust.
§	Three of the shareholders are other funds of the Trust.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 28, 2018		Year Ended February 28, 2017

	Shares	Amount	Shares	Amount
Asset Allocation Bond Fund
Class III:
Shares sold	1,573,475	$34,917,836	2,214,990	$48,861,899
Shares issued to shareholders in reinvestment of distributions	91,336	2,024,013	—	—
Shares repurchased	(4,973,988)	(110,702,677)	(5,396,762)	(119,141,029)

Net increase (decrease)	(3,309,177)	$(73,760,828)	(3,181,772)	$(70,279,130)

Class VI:
Shares sold	2,580,795	$57,553,648	1,080,206	$23,894,585
Shares issued to shareholders in reinvestment of distributions	470,101	10,450,335	—	—
Shares repurchased	(11,188,462)	(249,507,549)	(31,684,438)	(702,776,501)

Net increase (decrease)	(8,137,566)	$(181,503,566)	(30,604,232)	$(678,881,916)

Core Plus Bond Fund
Class III:#
Shares sold	1,511,400	$31,905,214	767,574	$16,125,848
Shares issued to shareholders in reinvestment of distributions	15,651	332,939	11,511	240,429
Shares repurchased	(922,673)	(19,856,258)	(2,168,606)	(46,416,742)

Net increase (decrease)	604,378	$12,381,895	(1,389,521)	$(30,050,465)

Class IV:#
Shares sold	23,678,705	$510,328,333	23,983,698	$504,551,462
Shares issued to shareholders in reinvestment of distributions	1,076,119	22,940,052	177,829	3,760,584
Shares repurchased	(7,650,117)	(163,862,356)	(7,405,907)	(159,277,873)

Net increase (decrease)	17,104,707	$369,406,029	16,755,620	$349,034,173

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

	Year Ended February 28, 2018		Year Ended February 28, 2017

	Shares	Amount	Shares	Amount
Emerging Country Debt Fund
Class III:#
Shares sold	11,880,407 (a)	$347,049,633 (a)	8,275,889	$239,701,434
Shares issued to shareholders in reinvestment of distributions	2,305,305	66,786,479	1,985,567	55,168,020
Shares repurchased	(6,501,002)	(193,461,462)	(5,267,885)	(152,424,481)
Purchase premiums	—	245,786	—	242,030
Redemption fees	—	782,548	—	1,131,479

Net increase (decrease)	7,684,710	$221,402,984	4,993,571	$143,818,482

Class IV:#
Shares sold	22,750,109 (b)	$673,666,225 (b)	5,763,893	$159,047,268
Shares issued to shareholders in reinvestment of distributions	6,058,977	175,314,884	6,895,496	191,536,760
Shares repurchased	(32,863,719)	(967,610,732)	(27,719,432)	(789,476,258)
Purchase premiums	—	638,653	—	861,411
Redemption fees	—	2,240,267	—	4,035,552

Net increase (decrease)	(4,054,633)	$(115,750,703)	(15,060,043)	$(433,995,267)

Opportunistic Income Fund
Class VI:
Shares sold	5,326,894	$139,877,903	6,762,681	$171,348,377
Shares issued to shareholders in reinvestment of distributions	1,013,058	26,556,559	1,438,264	36,271,611
Shares repurchased	(19,292,435)	(503,079,247)	(16,653,463)	(421,440,542)
Purchase premiums	—	234,774	—	330,391
Redemption fees	—	1,686,586	—	1,329,128

Net increase (decrease)	(12,952,483)	$(334,723,425)	(8,452,518)	$(212,161,035)

U.S. Treasury Fund
Core Class:
Shares sold	328,805,953	$8,215,411,179	368,440,068	$9,213,633,291
Shares issued to shareholders in reinvestment of distributions	793,804	19,832,371	549,319	13,735,786
Shares repurchased	(343,182,979)	(8,574,817,064)	(423,663,112)	(10,594,194,801)

Net increase (decrease)	(13,583,222)	$(339,573,514)	(54,673,725)	$(1,366,825,724)

(a)	856,877 shares and $24,671,277 were purchased in-kind.

(b)	4,131,686 shares and $118,797,723 were purchased in-kind. $15,552,985 of the purchases in-kind were contributed by affiliates.

#	Shares were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

10.	Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities or an investment in other funds of GMO Trust. A summary of the Funds’ transactions involving companies that are or were affiliates during the year ended February 28, 2018 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Core Plus Bond Fund
GMO Emerging Country Debt Fund, Class IV	$28,722,150	$23,261,996	$—	$3,196,881	$—	$(1,242,520)	$50,741,626
GMO Opportunistic Income Fund, Class VI	113,920,146	91,254,524	14,500,000	5,069,960	569,419	2,541,603	193,785,692
GMO U.S. Treasury Fund	88,644,748	266,060,000	336,140,000	671,965	(44,291)	(7,415)	18,513,042

Totals	$231,287,044	$380,576,520	$350,640,000	$8,938,806	$525,128	$1,291,668	$263,040,360

Emerging Country Debt Fund
GMO Opportunistic Income Fund, Class VI	$14,643,342	$—	$—	$396,302	$—	$357,847	$15,001,189
GMO U.S. Treasury Fund	87,277,534	—	6,000,000	883,745	(4,802)	(95,129)	81,177,603

Totals	$101,920,876	$—	$6,000,000	$1,280,047	$(4,802)	$262,718	$96,178,792

Opportunistic Income Fund
GMO U.S. Treasury Fund	$72,837,633	$360,930,000	$375,326,112	$401,545	$(50,518)	$(3,054)	$58,387,949

11.	Subsequent events

Maturity and interest payments due April 10, 2018 on GMO Emerging Country Debt Fund’s investment in Electricidad de Caracas Finance BV 8.50% bond were not received as of April 10, 2018. Related receivables of $4,737,263 which are reflected in the Fund’s Statement of Assets and Liabilities were removed from the Fund subsequent to February 28, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of GMO Trust and Shareholders of

GMO Asset Allocation Bond Fund, GMO Core Plus Bond Fund, GMO Emerging Country Debt Fund,

GMO Opportunistic Income Fund, and GMO U.S. Treasury Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of GMO Asset Allocation Bond Fund, GMO Core Plus Bond Fund, GMO Emerging Country Debt Fund, GMO Opportunistic Income Fund, and GMO U.S. Treasury Fund (five of the funds constituting GMO Trust, hereafter collectively referred to as the “Funds”) as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018 and each of the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2018

We have served as the auditor of one or more investment companies in the GMO mutual funds complex since 1985.

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2018 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2018.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2017 through February 28, 2018.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period*	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Asset Allocation Bond Fund
Class III	$1,000.00	$989.90	$1.97	$1,000.00	$1,022.81	$2.01	0.40%
Class VI	$1,000.00	$990.10	$1.53	$1,000.00	$1,023.26	$1.56	0.31%
Core Plus Bond Fund
Class III	$1,000.00	$984.00	$2.02	$1,000.00	$1,022.76	$2.06	0.41%
Class IV	$1,000.00	$984.50	$1.77	$1,000.00	$1,023.01	$1.81	0.36%
Emerging Country Debt Fund
Class III	$1,000.00	$992.90	$2.62	$1,000.00	$1,022.17	$2.66	0.53%
Class IV	$1,000.00	$992.80	$2.37	$1,000.00	$1,022.41	$2.41	0.48%
Opportunistic Income Fund
Class VI	$1,000.00	$1,018.30	$2.35	$1,000.00	$1,022.46	$2.36	0.47%
U.S. Treasury Fund
Core	$1,000.00	$1,005.60	$0.00	$1,000.00	$1,024.80	$0.00	0.00%

*	Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2018, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

GMO Trust Funds

Tax Information for the Tax Year Ended February 28, 2018 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2018:

Fund Name	U.S. Government Obligation Income(a)(b)	Interest- Related Dividend Income(c) ($)
Asset Allocation Bond Fund	100%	13,002,152
Core Plus Bond Fund	28.62%	11,098,004
Emerging Country Debt Fund	3.01%	4,944,139
Opportunistic Income Fund	1.79%	27,046,238
U.S. Treasury Fund	91.70%	24,320,611

(a)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(b)	All or a portion of these amounts may be exempt from taxation at the state level.
(c)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders. If applicable, interest related dividend amounts could include short-term capital gain dividends received from underlying funds.

In early 2019, the Funds will notify applicable shareholders of amounts for use in preparing 2018 U.S. federal income tax forms.

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of April 25, 2018. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Harrison, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer YOB: 1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business; Author of Legal Treatises.	29	Director, BeiGene Ltd. (biotech research).

Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011).	29	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios).

Paul Braverman YOB: 1949	Trustee	Since March 2010.	Director of Leerink Swann Holdings, LLC (investment bank) (October 2013 – present); Director of Aesir Capital Management (investment advisor) (November 2012 – present); Director of Kieger (US) Ltd. (investment advisor) (January 2015 – present).	29	Director of Claren Road Asset Management, LLC (hedge fund); Trustee of HIMCO Variable Insurance Trust (27 Portfolios).
Interested Trustee and Officer

Jason B. Harrison.[2] YOB: 1977	Trustee; President of the Trust	Trustee and President since March 2018.	Product Development, Grantham, Mayo, Van Otterloo & Co. LLC (October 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2006 – 2015)	44	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Harrison also serves as a Trustee of GMO Series Trust.

[2]	Mr. Harrison is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Jason B. Harrison YOB: 1977	Trustee; President of the Trust	Trustee and President since March 2018.	Product Development, Grantham, Mayo, Van Otterloo & Co. LLC (October 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2006 – 2015)

Sheppard N. Burnett YOB: 1968	Chief Executive Officer	Chief Executive Officer since June 2015; Chief Financial Officer, March 2007 – June 2015; Treasurer, November 2006 – June 2015; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (December 2006 – present).

Carly Cushman YOB: 1984	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer and Chief Financial Officer since June 2015; Chief Accounting Officer since May 2014; Assistant Treasurer, September 2013 – June 2015.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Betty Maganzini YOB: 1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman YOB: 1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present).

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 – present)

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present); Associate, K&L Gates LLP (September 2007 – July 2015).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present); Associate, Dechert LLP (October 2010 – February 2015).

Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006 – November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – May 2015).

Claire Wilkinson YOB: 1965	Anti-Money Laundering Officer	Since February 2016.	Compliance Associate, GMO UK Limited (April 2013 – present); General Counsel, MVision Private Equity Advisers Limited (November 2009 – January 2013).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

GMO Trust

Annual Report

February 28, 2018

Climate Change Fund

Emerging Domestic Opportunities Fund

Emerging Markets Fund

Foreign Small Companies Fund

International Equity Fund

International Large/Mid Cap Equity Fund

Quality Fund

Resources Fund

Risk Premium Fund

Tax-Managed International Equities Fund

U.S. Equity Allocation Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit GMO’s website at www.gmo.com or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com. The GMO Trust Statement of Additional Information includes additional information about the Trustees of GMO Trust and is available without charge, upon request, by calling 1-617-346-7646 (collect).

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market risk-equities, management and operational risk, non-U.S. investment risk, small company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Climate Change Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Climate Change Fund returned 23.28% (net) for the period from the Fund’s inception on April 5, 2017 through February 28, 2018, as compared with 17.63% for the MSCI ACWI.

The Fund’s large overweight to clean energy provided negative allocation and positive selection impacts. An overweight to wind companies detracted. The Fund’s solar companies did especially well, up over 107%, with SolarEdge Technologies and First Solar leading the way.

The Fund’s overweight to copper provided positive allocation and selection impacts. Freeport-McMoRan was among the largest contributors.

The Fund’s overweight to agriculture provided positive allocation and negative selection impacts. The Fund’s farming exposure suffered from lower grain prices that detracted from the Fund’s return.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

GMO Climate Change Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Climate Change Fund Class III Shares and the MSCI ACWI

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2018. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

3

GMO Climate Change Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	92.5%
Preferred Stocks	4.7
Mutual Funds	2.8
Short-Term Investments	0.2
Other	(0.2)

100.0%

Country Summary¤	% of Investments
United States	24.5%
Japan	10.5
France	9.0
China	7.0
Germany	6.4
Norway	5.7
Chile	4.3
Denmark	4.0
Russia	3.6
United Kingdom	2.9
Spain	2.7
Canada	2.6
Poland	2.6
Netherlands	2.5
Australia	2.2
Italy	2.0
Other Developed	1.9 ‡
Argentina	1.2
Other Emerging	1.2 †
South Korea	1.1
Portugal	1.1
Brazil	1.0

100.0%

Industry Group Summary	% of Equity Investments#
Clean Energy	40.8%
Agriculture	20.8
Energy Efficiency	19.0
Copper	9.9
Smart Grid	5.3
Water	4.2

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

4

GMO Climate Change Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	COMMON STOCKS — 92.5%

	Argentina — 1.2%
35,553	Adecoagro SA *	319,621

	Australia — 2.2%
33,717	Galaxy Resources Ltd *	89,492
193,132	Neometals Ltd *	53,425
34,277	OZ Minerals Ltd	253,617
53,371	Quintis Ltd * (a)	12,229
21,759	Sandfire Resources NL	127,922
18,270	Tassal Group Ltd	53,710

	Total Australia	590,395

	Austria — 0.3%
6,887	Zumtobel Group AG	73,452

	Canada — 2.6%
16,063	Canadian Solar Inc *	252,189
88,371	Capstone Mining Corp *	95,037
7,102	Nutrien Ltd *	348,957

	Total Canada	696,183

	Chile — 0.6%
166,240	Enel Generacion Chile SA	155,746

	China — 7.0%
1,280,000	Century Sunshine Group Holdings Ltd *	40,842
231,000	Chaowei Power Holdings Ltd	141,497
305,000	China Datang Corp Renewable Power Co Ltd – Class H	37,651
185,000	China High Speed Transmission Equipment Group Co Ltd	318,384
804,000	China Singyes Solar Technologies Holdings Ltd *	320,657
1,229,000	Guodian Technology & Environment Group Corp Ltd – Class H *	84,911
44,100	Sino Agro Food, Inc. *	34,835
182,000	Tianneng Power International Ltd	179,861
240,000	Wasion Group Holdings Ltd	126,026
232,600	Xinjiang Goldwind Science & Technology Co Ltd – Class H	363,909
60,000	Zhengzhou Yutong Bus Co Ltd – Class A	218,039

	Total China	1,866,612

	Denmark — 4.0%
14,836	Vestas Wind Systems A/S	1,072,213

	France — 9.0%
2,763	Albioma SA	69,059
18,535	Electricite de France SA	240,343
992	Nexans SA	52,275
6,126	Schneider Electric SE *	530,933
23,328	STMicroelectronics NV	530,532

Shares	Description	Value ($)
	France — continued
22,614	Suez	310,583
3,524	Valeo SA	227,890
10,347	Veolia Environnement SA	251,309
1,966	Vilmorin & Cie SA	178,565

	Total France	2,391,489

	Germany — 6.4%
3,538	CENTROTEC Sustainable AG	61,716
8,157	CropEnergies AG	61,973
5,228	Energiekontor AG	87,360
6,742	Innogy SE	268,891
11,635	K+S AG (Registered)	324,009
5,010	Nordex SE *	57,562
980	OSRAM Licht AG	77,377
30,027	PNE Wind AG (Registered)	107,985
13,773	Senvion SA *	166,460
3,770	Siemens AG (Registered)	494,024

	Total Germany	1,707,357

	Israel — 0.8%
51,952	Israel Chemicals Ltd	220,826

	Italy — 2.0%
10,466	CNH Industrial NV	140,841
7,966	Prysmian SPA	250,155
26,250	Terna Rete Elettrica Nazionale SPA	145,500

	Total Italy	536,496

	Japan — 10.5%
18,300	ADEKA Corp	332,780
1,400	Central Japan Railway Co	260,033
2,000	East Japan Railway Co	187,624
5,200	Ebara Corp	191,906
46,000	GS Yuasa Corp	254,827
28,800	Hitachi Zosen Corp	144,970
4,100	Kubota Corp	74,193
1,500	Kurita Water Industries Ltd	45,848
1,500	Odelic Co Ltd	66,382
2,100	Organo Corp	67,215
13,000	Osaki Electric Co Ltd	97,501
26,900	Panasonic Corp	418,724
13,400	Renesas Electronics Corp *	153,239
12,500	Sumitomo Forestry Co Ltd	208,397
8,100	Takuma Co Ltd	96,961
2,800	West Japan Railway Co	194,134

	Total Japan	2,794,734

	Kenya — 0.2%
543,600	Kenya Electricity Generating Co Ltd *	48,454

See accompanying notes to the financial statements.	5

GMO Climate Change Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Malaysia — 0.1%
36,200	Mega First Corp BHD	33,373

	Netherlands — 2.5%
8,717	Arcadis NV	208,831
7,699	Philips Lighting NV	304,996
7,599	SIF Holding NV	150,197

	Total Netherlands	664,024

	Norway — 5.7%
48,077	Austevoll Seafood ASA	430,991
3,641	Bakkafrost P/F	183,837
8,276	Grieg Seafood ASA	72,778
4,029	Marine Harvest ASA	77,609
10,769	Salmar ASA	382,856
8,591	Yara International ASA	379,612

	Total Norway	1,527,683

	Poland — 2.6%
3,838	Grupa Azoty SA	65,036
20,592	KGHM Polska Miedz SA	624,915

	Total Poland	689,951

	Portugal — 1.1%
90,225	EDP – Energias de Portugal SA	301,598

	Russia — 3.6%
12,960	PhosAgro PJSC GDR (Registered)	196,889
48,703	Ros Agro Plc GDR (Registered)	481,485
8,616,159	RusHydro PJSC	119,388
89,932	Uralkali PJSC *	165,076

	Total Russia	962,838

	South Africa — 0.1%
3,481	Tongaat Hulett Ltd	31,762

	South Korea — 1.1%
859	LG Chem Ltd	303,336

	Spain — 2.7%
796	Acciona SA	67,376
777	Construcciones y Auxiliar de Ferrocarriles SA	37,484
9,287	Endesa SA	194,958
38,928	Iberdrola SA	286,484
2,277	Red Electrica Corp SA	44,303
5,896	Saeta Yield SA	87,429

	Total Spain	718,034

	Switzerland — 0.8%
3,189	ABB Ltd (Registered)	77,170
150	Gurit Holding AG *	150,218

	Total Switzerland	227,388

Shares	Description	Value ($)
	Ukraine — 0.8%
14,204	Kernel Holding SA *	201,508

	United Kingdom — 2.9%
15,363	Antofagasta Plc	182,642
6,993	Go-Ahead Group Plc	146,860
19,151	National Grid Plc	193,816
23,808	Polypipe Group Plc	127,362
61,215	Stagecoach Group Plc	119,233

	Total United Kingdom	769,913

	United States — 21.7%
1,400	AGCO Corp.	93,240
1,100	Albemarle Corp.	110,473
4,600	BorgWarner, Inc.	225,768
7,500	Darling Ingredients, Inc. *	136,425
1,900	Deere & Co.	305,653
4,900	Delphi Technologies Plc	233,975
5,500	Eaton Corp Plc	443,850
2,100	EnerSys	146,349
8,200	Exelon Corp.	303,728
10,900	First Solar, Inc. *	685,065
68,551	Freeport-McMoRan, Inc. *	1,275,049
1,500	Mosaic Co. (The)	39,480
1,600	NRG Yield, Inc. – Class A	24,608
3,000	PG&E Corp.	123,270
8,600	Renewable Energy Group, Inc. *	95,460
28,700	SolarEdge Technologies, Inc. *	1,436,435
16,900	SunPower Corp. *	119,821

	Total United States	5,798,649

	TOTAL COMMON STOCKS (COST $23,342,442)	24,703,635

	PREFERRED STOCKS (b) — 4.7%

	Brazil — 1.0%
70,000	Cia Energetica de Minas Gerais Sponsored ADR	175,000
12,100	Companhia Paranaense de Energia Sponsored ADR	94,985

	Total Brazil	269,985

	Chile — 3.7%
19,700	Sociedad Quimica y Minera de Chile SA Sponsored ADR	983,030

	TOTAL PREFERRED STOCKS (COST $1,133,687)	1,253,015

6	See accompanying notes to the financial statements.

GMO Climate Change Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	MUTUAL FUNDS — 2.8%

	United States — 2.8%
	Affiliated Issuers — 2.8%
30,098	GMO U.S. Treasury Fund	751,549

	TOTAL MUTUAL FUNDS (COST $751,849)	751,549

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
47,925	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (c)	47,925

	TOTAL SHORT-TERM INVESTMENTS (COST $47,925)	47,925

	TOTAL INVESTMENTS — 100.2% (Cost $25,275,903)	26,756,124
	Other Assets and Liabilities (net) — (0.2%)	(62,039)

	TOTAL NET ASSETS — 100.0%	$26,694,085

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Investment valued using significant unobservable inputs (Note 2).

(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(c)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 83.

See accompanying notes to the financial statements.	7

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Equity team at Grantham, Mayo, Van Otterloo & Co. LLC and GMO Singapore Pte. Limited.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any index or benchmark, a discussion of the Fund’s performance relative to the MSCI Emerging Markets Index is included for comparative purposes. Please note that, in GMO’s view, only approximately half of the stocks in the MSCI Emerging Markets Index are stocks that GMO considers to be suitable investments for the Fund.

Class II shares of GMO Emerging Domestic Opportunities Fund returned +29.10% (net) for the fiscal year ended February 28, 2018, as compared with +30.51% for the MSCI Emerging Markets Index.

Country-sector allocation detracted from the Fund’s relative returns for the fiscal year. The Fund’s holdings in Philippines Consumer Staples and South Korea Information Technology hurt relative performance.

Stock selection overall had a positive impact on relative returns for the fiscal year. In particular, the Fund’s stock selections in China Consumer Discretionary and China Consumer Staples added to relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

8

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Domestic Opportunities Class II Shares and the MSCI Emerging Markets Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 1, 2011 to March 24, 2011, no Class II shares were outstanding. Performance for that period is that of Class V, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class II expenses had been applied throughout.

**	For the period from October 27, 2011 to November 29, 2013, no Class V shares were outstanding. Performance for that period is that of Class II, which has higher expenses. Therefore, the performance shown is lower than it would have been if Class V expenses had been applied throughout.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

9

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	72.2%
Investment Funds	14.4
Mutual Funds	5.4
Preferred Stocks	3.0
Fully Funded Total Return Swaps	0.9
Short-Term Investments	0.8
Rights/Warrants	0.2
Forward Currency Contracts	0.1
Futures Contracts	0.0 ^
Other	3.0

100.0%

Country Summary¤	% of Investments
China	34.5%
United States	16.5 *
Brazil	13.0
India	10.3
Philippines	5.5
Taiwan	4.4
Russia	4.2
Thailand	3.9
Hong Kong	3.5
Indonesia	2.6
Vietnam	2.0
South Africa	1.0
Poland	1.0
Hungary	0.9
Peru	0.9
Malaysia	0.6
United Kingdom	0.3 *
Singapore	(5.1)

100.0%

Industry Group Summary	% of Equity Investments#
Banks	28.5%
Software & Services	18.2
Food, Beverage & Tobacco	10.2
Consumer Durables & Apparel	7.7
Insurance	5.6
Capital Goods	4.4
Diversified Financials	4.4
Transportation	3.3
Consumer Services	2.8
Food & Staples Retailing	2.8
Real Estate	2.6
Telecommunication Services	2.2
Retailing	2.1
Materials	1.9
Media	1.1
Automobiles & Components	0.9
Energy	0.9
Commercial & Professional Services	0.4

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

*	Includes companies that derive more than 50% of their revenues or profits from emerging markets.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

10

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	COMMON STOCKS — 72.2%

	Brazil — 5.1%
885,400	B3 SA – Brasil Bolsa Balcao	6,986,340
3,946,739	Banco BTG Pactual SA	28,006,057
2,573,982	BR Malls Participacoes SA	9,457,515
4,957,057	JHSF Participacoes SA *	2,748,068
3,711,747	LPS Brasil Consultoria de Imoveis SA *	6,161,667
1,313,387	M Dias Branco SA	24,201,529
10,347,800	Rumo SA *	45,382,572

	Total Brazil	122,943,748

	China — 32.0%
31,542,300	Agricultural Bank of China Ltd – Class H	17,330,930
628,307	Alibaba Group Holding Ltd Sponsored ADR *	116,953,065
2,139,500	Anhui Conch Cement Co Ltd – Class H	11,367,240
27,024,550	China Construction Bank Corp – Class H	27,708,605
8,030,700	China International Capital Corp Ltd – Class H	15,580,497
103,004	China Lodging Group Ltd Sponsored ADR	15,646,308
9,909,021	China Merchants Bank Co Ltd – Class H	41,311,867
2,841,200	China Vanke Co Ltd – Class H	12,605,679
1,111,700	Foshan Haitian Flavouring & Food Co Ltd – Class A	9,732,839
3,549,616	Gree Electric Appliances Inc of Zhuhai – Class A	28,805,725
10,708,000	Greentown Service Group Co Ltd	7,746,238
4,254,700	Haitian International Holdings Ltd	13,033,544
1,764,343	Hangzhou Robam Appliances Co Ltd – Class A	11,288,194
1,740,245	Huayu Automotive Systems Co Ltd – Class A	7,205,793
33,446,000	Industrial & Commercial Bank of China Ltd – Class H	28,514,041
947,600	Inner Mongolia Yili Industrial Group Co Ltd – Class A	4,843,662
318,043	Jiangsu Yanghe Brewery Joint-Stock Co Ltd – Class A	5,898,653
218,794	Kweichow Moutai Co Ltd – Class A	24,896,640
4,136,138	Midea Group Co Ltd – Class A	35,724,397
1,608,761	Minth Group Ltd	9,440,846
161,600	New Oriental Education & Technology Group Inc Sponsored ADR	14,768,624
4,698,500	Ping An Insurance Group Co of China Ltd – Class H	49,490,725
3,777,300	Qingdao Haier Co Ltd – Class A	11,619,644
553,005	TAL Education Group ADR	20,881,469
2,676,600	Tencent Holdings Ltd	146,432,812
1,276,800	Vipshop Holdings Ltd ADR *	22,203,552
307,400	Weibo Corp Sponsored ADR *	39,507,048
739,532	Wuxi Little Swan Co Ltd – Class A	8,149,863
1,425,381	Zhejiang Supor Cookware Co Ltd – Class A	9,854,312

	Total China	768,542,812

Shares	Description	Value ($)
	Hong Kong — 3.3%
6,370,896	AIA Group Ltd	52,869,445
21,711,500	WH Group Ltd	26,739,982

	Total Hong Kong	79,609,427

	Hungary — 0.9%
482,555	OTP Bank Plc	21,499,712

	India — 9.8%
1,550,416	Action Construction Equipment Ltd	4,419,432
499,595	Amber Enterprises India Ltd * (a)	8,381,256
555,538	Asian Granito India Ltd	4,147,837
1,191,068	BLS International Services Ltd	3,121,886
588,896	Bombay Burmah Trading Co	12,780,722
997,041	CCL Products India Ltd	4,520,438
1,206,095	CMI Ltd (b)	4,657,808
339,751	Dixon Technologies India Ltd * (a)	17,920,960
612,007	Dollar Industries Ltd	4,257,617
2,748,839	Edelweiss Financial Services Ltd	11,254,704
10,683,040	Gayatri Highways Ltd * (b) (c)	1,147,898
10,683,040	Gayatri Projects Ltd * (b)	34,529,636
1,396,166	HDFC Bank Ltd (d)	41,068,324
20,814,127	Himachal Futuristic Communications Ltd *	9,443,785
1,272,593	Indiabulls Real Estate Ltd *	4,176,113
951,680	Mahindra & Mahindra Financial Services Ltd	6,305,913
1,850,095	Muthoot Finance Ltd	11,063,560
644,404	Navin Fluorine International Ltd	7,942,387
1,584,561	PC Jeweller Ltd	8,043,083
1,508,942	Sangam India Ltd	3,340,627
34,158	Shree Cement Ltd	8,705,889
1,139,949	Srikalahasthi Pipes Ltd	6,026,217
850,015	Sun TV Network Ltd	12,031,589
286,335	V-Mart Retail Ltd	7,066,599
280,392	Vakrangee Ltd	692,171

	Total India	237,046,451

	Indonesia — 2.5%
11,875,662	Bank Central Asia Tbk PT	19,986,263
56,153,900	Bank Tabungan Negara Persero Tbk PT	15,179,337
57,133,700	Malindo Feedmill Tbk PT	2,990,538
77,097,514	Telekomunikasi Indonesia Persero Tbk PT	22,326,018

	Total Indonesia	60,482,156

	Malaysia — 0.6%
12,376,770	AirAsia Berhad	13,816,943

	Peru — 0.9%
98,700	Credicorp Ltd	21,363,615

	Philippines — 5.3%
5,595,440	Bank of the Philippine Islands	12,863,979
8,180,602	BDO Unibank Inc	24,379,157

See accompanying notes to the financial statements.	11

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Philippines — continued
21,104,800	Century Pacific Food Inc	6,580,001
13,449,276	Concepcion Industrial Corp	16,596,875
5,124,042	Philippine Seven Corp	11,560,469
22,084,490	Puregold Price Club Inc	21,984,040
9,250,351	Robinsons Retail Holdings Inc	16,901,731
22,291,868	Semirara Mining & Power Corp	15,757,693

	Total Philippines	126,623,945

	Poland — 0.9%
571,331	Bank Pekao SA	21,949,465

	Russia — 4.1%
3,662,226	Sberbank of Russia Sponsored ADR	74,160,369
573,900	Yandex NV – Class A *	23,581,551

	Total Russia	97,741,920

	South Africa — 0.9%
31,635	Naspers Ltd – N Shares	8,587,380
291,357	Nedbank Group Ltd	7,069,204
392,483	Standard Bank Group Ltd	7,197,505

	Total South Africa	22,854,089

	Taiwan — 0.9%
9,327,366	Uni-President Enterprises Corp	21,838,133

	Thailand — 2.8%
7,029,500	Kiatnakin Bank Pcl (Foreign Registered)	17,403,210
28,006,200	Krung Thai Bank Pcl (Foreign Registered)	18,032,355
133,796,983	Quality Houses Pcl (Foreign Registered)	12,686,247
7,105,100	Tisco Financial Group Pcl (Foreign Registered)	19,946,576

	Total Thailand	68,068,388

	United Kingdom — 0.3%
117,334	British American Tobacco Plc	6,925,341

	Vietnam — 1.9%
8,255,620	Ho Chi Minh City Development Joint Stock Commercial Bank *	16,107,111
3,345,580	Vietnam Dairy Products JSC	28,783,069

	Total Vietnam	44,890,180

	TOTAL COMMON STOCKS (COST $1,454,214,512)	1,736,196,325

	PREFERRED STOCKS (e) — 3.0%

	Brazil — 3.0%
4,172,900	Itau Unibanco Holding SA	64,748,130
250,000	Randon SA Implementos e Participacoes	712,988
487,900	Telefonica Brasil SA	7,610,993

	Total Brazil	73,072,111

	TOTAL PREFERRED STOCKS (COST $65,627,883)	73,072,111

Shares	Description	Value ($)
	INVESTMENT FUNDS — 14.4%

	Brazil — 4.3%
2,258,500	iShares MSCI Brazil Capped ETF	102,716,580

	Taiwan — 3.4%
2,195,223	iShares MSCI Taiwan Capped ETF	80,454,923

	Thailand — 0.9%
46,668,092	Digital Telecommunication Infrastructure Fund	21,564,148

	United States — 5.8%
2,917,285	iShares MSCI Emerging Markets ETF	140,088,026

	TOTAL INVESTMENT FUNDS (COST $351,832,653)	344,823,677

	RIGHTS/WARRANTS — 0.2%

	China — 0.2%
217,310	Jiangsu Yanghe Brewery Joint Stock Co Ltd Warrants, Expires 05/14/18 *	4,049,338

	TOTAL RIGHTS/WARRANTS (COST $2,259,415)	4,049,338

	MUTUAL FUNDS — 5.4%

	United States — 5.4%
	Affiliated Issuers — 5.4%
5,239,270	GMO U.S. Treasury Fund	130,824,583

	TOTAL MUTUAL FUNDS (COST $130,870,512)	130,824,583

	FULLY FUNDED TOTAL RETURN SWAPS — 0.9%

	China — 0.9%
1,789,300	Total Return on Wuliangye Yibin Co Ltd, Expires 4/9/2018. Premium Paid/(Received): $11,177,399. Periodic Payment Frequency: N/A. Net Unrealized Appreciation (Depreciation): $9,632,908 (OTC) (CP-GS)	20,810,307

	TOTAL FULLY FUNDED TOTAL RETURN SWAPS (COST $11,177,399)	20,810,307

	SHORT-TERM INVESTMENTS — 0.8%

	Money Market Fund — 0.2%
6,251,757	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (f)	6,251,757

	U.S. Government — 0.6%
3,000,000	U.S. Treasury Bill, 1.31%, due 03/22/18 (g) (h)	2,997,642
2,000,000	U.S. Treasury Bill, 1.72%, due 07/05/18 (g) (h)	1,988,083
6,000,000	U.S. Treasury Bill, 1.58%, due 05/17/18 (g) (h)	5,979,771

12	See accompanying notes to the financial statements.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	U.S. Government — continued
3,000,000	U.S. Treasury Bill, 1.96%, due 01/03/19 (g) (h)	2,950,784

	Total U.S. Government	13,916,280

	TOTAL SHORT-TERM INVESTMENTS (COST $20,175,398)	20,168,037

	TOTAL INVESTMENTS — 96.9% (Cost $2,036,157,772)	2,329,944,378
	Other Assets and Liabilities (net) — 3.1%	73,357,476

	TOTAL NET ASSETS — 100.0%	$2,403,301,854

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of February 28, 2018
Amber Enterprises India Ltd	12/11/2017	$6,214,810	0.35%	$8,381,256
Dixon Technologies India Ltd	8/04/2017	9,417,811	0.75%	17,920,960

				$26,302,216

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
01/24/2019	MSCI	PHP	1,999,356,086	USD	38,279,841	$783,042
02/20/2019	MSCI	PHP	1,020,320,426	USD	19,069,628	(38,794)
06/08/2018	MSCI	PHP	1,979,635,372	USD	39,251,222	1,611,524

						$2,355,772

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys 1,843	Mini MSCI Emerging Markets	March 2018	$109,013,450	$585,358

Sales 5,627	SGX CNX Nifty Index 50	March 2018	$118,380,826	$(1,721,609)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The security is restricted as to resale.

(b)	Affiliated company (Note 10).

(c)	Investment valued using significant unobservable inputs (Note 2).

(d)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(e)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(f)	The rate disclosed is the 7 day yield as of February 28, 2018.
(g)	The rate shown represents yield-to-maturity.

(h)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 83.

See accompanying notes to the financial statements.	13

GMO Emerging Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Equity team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class II shares of GMO Emerging Markets Fund returned +24.66% (net) for the fiscal year ended February 28, 2018, as compared with +30.37% for the S&P/IFCI Composite Index.

Country-sector allocation detracted from the Fund’s relative returns for the fiscal year. The Fund’s underweight in China Information Technology and overweight in China Telecommunications negatively impacted relative performance. The Fund’s overweight in Russia Financials and India Financials added to relative performance.

Stock selection hurt performance during the fiscal year. The Fund’s stock selections in Taiwan Information Technology and South Korea Consumer Discretionary hurt relative performance, while the stock selections in China Consumer Discretionary and China Consumer Staples helped relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

14

GMO Emerging Markets Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Markets Fund Class II Shares and the S&P/IFCI Composite Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from January 9, 1998 to August 12, 2009, no Class II shares were outstanding. Performance for that period is that of Class III shares, which have been adjusted downward to reflect Class II’s higher gross expenses (Class II’s expenses during these periods were calculated by adjusting Class III’s gross expenses during such periods upward by the current differential between the gross shareholder service fees for Class II and Class III shares).

15

GMO Emerging Markets Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	92.1%
Preferred Stocks	3.3
Mutual Funds	1.9
Investment Funds	1.7
Futures Contracts	0.4
Short-Term Investments	0.1
Swap Contracts	0.0	^
Rights/Warrants	0.0	^
Other	0.5

	100.0%

Country Summary¤	% of Investments
Taiwan	21.1%
China	17.8
Russia	12.3
South Korea	11.7
United States	9.2	*
Thailand	8.2
Turkey	4.1
India	3.5
Brazil	2.7
Indonesia	2.1
South Africa	2.0
Greece	1.1
Mexico	0.8
Philippines	0.7
Peru	0.6
Qatar	0.6
United Arab Emirates	0.3
Czech Republic	0.3
Colombia	0.2
Poland	0.2
Vietnam	0.2
Malaysia	0.1
Hungary	0.1
Chile	0.1
Egypt	0.0	^
Pakistan	0.0	^
Sri Lanka	0.0	^

	100.0%

Industry Group Summary	% of Equity Investments#
Banks	20.6%
Technology Hardware & Equipment	13.0
Telecommunication Services	8.3
Materials	7.2
Energy	7.1
Semiconductors & Semiconductor Equipment	6.1
Software & Services	5.7
Diversified Financials	4.3
Real Estate	4.3
Capital Goods	3.9
Insurance	3.1
Food, Beverage & Tobacco	3.0
Automobiles & Components	2.4
Consumer Durables & Apparel	2.1
Utilities	2.0
Transportation	1.8
Consumer Services	1.5
Retailing	1.4
Food & Staples Retailing	1.0
Health Care Equipment & Services	0.4
Pharmaceuticals, Biotechnology & Life Sciences	0.4
Media	0.3
Commercial & Professional Services	0.1
Household & Personal Products	0.0 ^

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

*	Includes companies that derive more than 50% of their revenues or profits from emerging markets.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

16

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	COMMON STOCKS — 92.1%

	Brazil — 2.3%
3,889,773	AES Tiete Energia SA	13,597,254
1,229,746	Banco BTG Pactual SA	8,726,277
306,200	B3 Sa- Brasil Bolsa Balcao	2,416,103
717,583	BR Malls Participacoes SA	2,636,597
497,723	EDP – Energias do Brasil SA	2,038,780
1,204,800	Engie Brasil Energia SA	14,527,063
1,510,404	JHSF Participacoes SA *	837,330
2,007,400	LPS Brasil Consultoria de Imoveis SA *	3,332,374
457,750	M Dias Branco SA	8,434,871
139,800	Multiplus SA	1,482,434
11,000,435	Rumo SA *	48,244,847
1,495,351	Transmissora Alianca de Energia Eletrica SA	9,441,219

	Total Brazil	115,715,149

	Chile — 0.1%
162,009	Inversiones La Construccion SA	3,250,141

	China — 18.7%
3,288,000	361 Degrees International Ltd	1,198,082
113,125,990	Agricultural Bank of China Ltd – Class H	62,157,122
3,442,757	Aier Eye Hospital Group Co Ltd – Class A	19,731,141
383,372	Alibaba Group Holding Ltd Sponsored ADR *	71,360,864
510,900	Anhui Conch Cement Co Ltd – Class H	2,714,430
956,000	Anhui Expressway Co Ltd – Class H	748,787
121,998,682	Bank of China Ltd – Class H	65,607,415
1,802,000	Baoye Group Co Ltd – Class H *	1,166,830
448,400	Changyou.com Ltd ADR *	12,689,720
15,116,560	China Communications Services Corp Ltd – Class H	8,936,288
139,472,606	China Construction Bank Corp – Class H	143,002,987
1,665,700	China International Capital Corp Ltd – Class H	3,231,653
2,127,368	China International Travel Service Corp Ltd – Class A	17,491,660
22,400	China Lodging Group Ltd Sponsored ADR	3,402,560
23,466,000	China Machinery Engineering Corp – Class H	14,154,932
2,140,808	China Merchants Bank Co Ltd – Class H	8,925,279
6,532,337	China Mobile Ltd	60,835,835
291,600	China Mobile Ltd Sponsored ADR	13,556,484
828,000	China Overseas Land & Investment Ltd	2,876,930
2,986,000	China Petroleum & Chemical Corp – Class H	2,369,901
1,649,000	China Power International Development Ltd	413,770
490,000	China Resources Land Ltd	1,731,066
334,500	China Shenhua Energy Co Ltd – Class H	946,736
589,200	China Vanke Co Ltd – Class H	2,614,130
231,100	Foshan Haitian Flavouring & Food Co Ltd – Class A	2,023,261
725,600	Gree Electric Appliances Inc of Zhuhai – Class A	5,888,365
2,558,000	Greentown Service Group Co Ltd	1,850,474

Shares	Description	Value ($)
	China — continued
7,520,000	Guangdong Investment Ltd	11,465,435
1,069,500	Haitian International Holdings Ltd	3,276,230
918,637	Hangzhou Robam Appliances Co Ltd – Class A	5,877,608
10,248,000	Hua Han Health Industry Holdings Ltd * (a)	680,939
8,866,000	Huabao International Holdings Ltd	6,647,539
442,612	Huayu Automotive Systems Co Ltd – Class A	1,832,713
113,662,947	Industrial & Commercial Bank of China Ltd – Class H	96,902,168
193,486	Inner Mongolia Yili Industrial Group Co Ltd – Class A	989,005
10,718,000	Jiangnan Group Ltd	680,574
890,000	Jiangsu Expressway Co Ltd – Class H	1,378,265
111,500	Jiangsu Yanghe Brewery JSC Ltd – Class A	2,067,959
411,405	Jumei International Holding Ltd ADR *	1,172,504
137,228	Kweichow Moutai Co Ltd – Class A	15,615,219
44,731	Kweichow Moutai Co Ltd – Class A	5,089,955
1,168,555	Midea Group Co Ltd – Class A	10,092,971
860,157	Midea Group Co Ltd – Class A	7,429,295
334,090	Minth Group Ltd	1,960,572
35,100	New Oriental Education & Technology Group Inc Sponsored ADR	3,207,789
1,625,000	PAX Global Technology Ltd	805,779
20,304,000	PICC Property & Casualty Co Ltd – Class H	39,823,767
979,000	Ping An Insurance Group Co of China Ltd – Class H	10,312,104
772,142	Qingdao Haier Co Ltd – Class A	2,375,246
4,816,400	Qingling Motors Co Ltd – Class H	1,544,047
2,227,600	SAIC Motor Corp Ltd – Class A	11,809,391
1,066,000	Shenzhen Investment Ltd	442,090
3,453,500	Sinopec Engineering Group Co Ltd – Class H	3,346,682
112,936	TAL Education Group ADR	4,264,463
1,937,565	Tencent Holdings Ltd	106,001,305
261,000	Vipshop Holdings Ltd ADR *	4,538,790
32,956,000	Want Want China Holdings Ltd	27,668,486
63,900	Weibo Corp Sponsored ADR *	8,212,428
365,729	Wuliangye Yibin Co Ltd – Class A	4,253,580
150,400	Wuxi Little Swan Co Ltd – Class A	1,657,453
7,974,000	Xtep International Holdings Ltd	3,526,081
2,402,200	Yangzijiang Shipbuilding Holdings Ltd	2,710,853
8,976,000	Zhejiang Expressway Co Ltd – Class H	9,758,805
797,045	Zhejiang Supor Cookware Co Ltd – Class A	5,510,337

	Total China	956,555,129

	Czech Republic — 0.3%
2,197,267	Moneta Money Bank AS	8,864,524
6,011	Philip Morris CR AS	4,878,541

	Total Czech Republic	13,743,065

See accompanying notes to the financial statements.	17

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Egypt — 0.0%
2,296,865	Alexandria Mineral Oils Co	1,167,738
260,839	Commercial International Bank Egypt SAE	1,138,510

	Total Egypt	2,306,248

	Greece — 1.1%
6,008,655	Alpha Bank AE *	14,266,106
14,057,681	Eurobank Ergasias SA *	14,103,953
35,399,812	National Bank of Greece SA *	12,988,335
3,679,377	Piraeus Bank SA *	16,065,942

	Total Greece	57,424,336

	Hungary — 0.1%
100,351	OTP Bank Plc	4,471,029

	India — 3.7%
317,300	Action Construction Equipment Ltd	904,458
125,042	Asian Granito India Ltd	933,606
1,070,235	Aurobindo Pharma Ltd	10,029,092
14,320	BLS International Services Ltd	37,534
122,465	Bombay Burmah Trading Co	2,657,840
202,610	CCL Products India Ltd	918,604
293,346	CMI Ltd	1,132,870
200,375	Coal India Ltd	951,473
574,247	Divi’s Laboratories Ltd	9,011,413
38,430	Dixon Technologies India Ltd *	2,027,080
101,163	Dollar Industries Ltd	703,772
569,766	Edelweiss Financial Services Ltd	2,332,820
16,772,852	Gayatri Highways Ltd * (a) (b)	1,802,252
16,772,852	Gayatri Projects Ltd * (b)	54,213,078
289,390	HDFC Bank Ltd (c)	8,512,428
146,657	Hero MotoCorp Ltd	8,046,255
6,258,236	Himachal Futuristic Communications Ltd *	2,839,487
175,992	Hindustan Zinc Ltd	873,372
263,777	Indiabulls Real Estate Ltd *	865,605
884,400	Infosys Ltd Sponsored ADR	15,618,504
3,013,682	Jai Balaji Industries Ltd *	647,854
1,322,083	Kiri Industries Ltd *	10,209,105
193,392	Mahindra & Mahindra Financial Services Ltd	1,281,432
252,274	Mphasis Ltd	3,322,319
383,478	Muthoot Finance Ltd	2,293,197
151,676	Navin Fluorine International Ltd	1,869,432
152,116	NIIT Technologies Ltd	1,937,151
264,774	PC Jeweller Ltd	1,343,968
528,333	Sangam India Ltd	1,169,670
7,084	Shree Cement Ltd	1,805,507
253,494	Srikalahasthi Pipes Ltd	1,340,069
176,187	Sun TV Network Ltd	2,493,850
469,712	Tata Consultancy Services Ltd	21,796,081
64,136	V-Mart Retail Ltd	1,582,843
61,615	Vakrangee Ltd	152,102

Shares	Description	Value ($)
	India — continued
2,004,223	Wipro Ltd	8,962,360
640,800	Wipro Ltd ADR	3,530,808

	Total India	190,149,291

	Indonesia — 2.2%
3,110,200	Adaro Energy Tbk PT	528,780
12,828,600	Astra International Tbk PT	7,503,493
8,213,500	Bank Central Asia Tbk PT	13,822,992
19,377,900	Bank Mandiri Persero Tbk PT	11,656,612
8,365,300	Bank Negara Indonesia Persero Tbk PT	5,907,324
80,850,800	Bank Pembangunan Daerah Jawa Timur Tbk PT	4,343,323
78,002,300	Bank Rakyat Indonesia Persero Tbk PT	21,476,012
12,223,100	Bank Tabungan Negara Persero Tbk PT	3,304,108
7,310,191	Indo Tambangraya Megah Tbk PT	16,341,552
25,560,700	Lippo Karawaci Tbk PT	957,147
12,048,200	Malindo Feedmill Tbk PT	630,637
155,826,700	Panin Financial Tbk PT *	3,113,283
22,806,700	Summarecon Agung Tbk PT	1,834,737
55,836,241	Telekomunikasi Indonesia Persero Tbk PT	16,169,146
116,300	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	3,376,189
580,000	United Tractors Tbk PT	1,493,809

	Total Indonesia	112,459,144

	Malaysia — 0.2%
2,566,704	AirAsia Berhad	2,865,368
2,806,800	Berjaya Sports Toto Berhad	1,610,361
6,070,888	KSL Holdings Berhad *	1,578,106
3,329,467	UOA Development Berhad	2,207,354

	Total Malaysia	8,261,189

	Mexico — 0.8%
1,613,665	Banco Santander Mexico -B SA Institucion de Banca Multiple Grupo Financiero Santand	2,277,886
20,600	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	145,642
3,352,964	Cemex SAB de CV CPO *	2,212,702
3,117,848	Cemex SAB de CV Sponsored ADR *	20,421,904
1,881,800	Corp Inmobiliaria Vesta SAB de CV	2,587,511
2,635,700	Gentera SAB de CV	2,154,628
118,100	Grupo Aeroportuario del Centro Norte SAB de CV	577,636
11,300	Grupo Aeroportuario del Centro Norte SAB de CV ADR	442,508
365,600	Kimberly-Clark de Mexico SAB de CV – Class A	664,457
75,070	Promotora y Operadora de Infraestructura SAB de CV	767,201
4,426,400	Wal-Mart de Mexico SAB de CV	10,360,002

	Total Mexico	42,612,077

18	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Pakistan — 0.0%
158,300	Engro Corp Ltd	431,081
306,400	Oil & Gas Development Co Ltd	451,957

	Total Pakistan	883,038

	Peru — 0.7%
159,700	Credicorp Ltd	34,567,065

	Philippines — 0.8%
1,141,880	Bank of the Philippine Islands	2,625,195
1,701,224	BDO Unibank Inc	5,069,848
4,697,400	Century Pacific Food Inc	1,464,543
3,020,358	Concepcion Industrial Corp	3,727,227
3,146,277	First Gen Corp	875,659
976,590	Manila Electric Co	6,309,850
6,978,800	Manila Water Co Inc	3,480,406
18,500,000	Megaworld Corp	1,720,284
1,226,643	Philippine Seven Corp	2,767,457
4,592,648	Puregold Price Club Inc	4,571,758
2,039,633	Robinsons Retail Holdings Inc	3,726,705
5,170,580	Semirara Mining & Power Corp	3,654,984

	Total Philippines	39,993,916

	Poland — 0.2%
118,813	Bank Pekao SA	4,564,572
7,513	KRUK SA	463,540
53,088	Polski Koncern Naftowy ORLEN SA	1,484,326
354,896	Polskie Gornictwo Naftowe i Gazownictwo SA	625,351
170,307	Powszechny Zaklad Ubezpieczen SA	2,112,968

	Total Poland	9,250,757

	Qatar — 0.6%
710,782	Barwa Real Estate Co	6,564,857
245,915	Doha Bank QPSC	2,198,773
15,134	Industries Qatar QSC	426,781
334,279	Masraf Al Rayan QSC	3,455,782
42,017	Ooredoo QPSC	1,000,606
30,320	Qatar Electricity & Water Co QSC	1,428,491
54,295	Qatar Insurance Co SAQ	577,844
57,628	Qatar International Islamic Bank QSC	947,183
82,590	Qatar Islamic Bank SAQ	2,180,381
309,754	Qatar National Bank QPSC	10,152,686
32,828	Qatar Navigation QSC	561,111
187,024	United Development Co QSC	845,511

	Total Qatar	30,340,006

	Russia — 12.8%
4,799,800	Aeroflot PJSC	12,019,331
15,529,800	Alrosa PJSC	23,638,164
224,540	Gazprom Neft PJSC	1,126,876
4,516	Gazprom Neft PJSC Sponsored ADR	113,697
16,892,141	Gazprom PJSC Sponsored ADR	83,437,261

Shares	Description	Value ($)
	Russia — continued
682,419	Globaltrans Investment Plc Sponsored GDR (Registered)	7,505,256
26,914,000	Inter RAO UES PJSC	1,762,616
908,547	LUKOIL PJSC Sponsored ADR	60,203,227
583,957	M.Video PJSC *	4,271,018
380,379	Magnit PJSC Sponsored GDR (Registered)	7,839,917
2,119,500	Magnitogorsk Iron & Steel OJSC	1,784,660
5,587	Magnitogorsk Iron & Steel Works PJSC Sponsored GDR (Registered)	60,312
2,553,692	MegaFon PJSC GDR (Registered)	27,079,753
3,183,264	MMC Norilsk Nickel PJSC ADR	63,182,398
7,315,515	Mobile TeleSystems PJSC Sponsored ADR	87,493,559
10,958,457	Moscow Exchange MICEX-RTS PJSC	21,596,929
258,486	Novatek PJSC Sponsered GDR (Registered)	35,095,490
787,300	Novolipetsk Steel PJSC	2,027,850
646,952	Novolipetsk Steel PJSC GDR	16,817,777
25,837	PhosAgro PJSC GDR (Registered)	392,517
30,218	Polyus PJSC	2,479,695
127,488	Polyus PJSC GDR (Registered)	5,096,989
524,433	QIWI Plc Sponsored ADR	8,820,963
7,636,345	Rostelecom PJSC	9,176,420
33,228	Rostelecom PJSC Sponsored ADR	236,461
5,650,902	Sberbank of Russia Sponsored ADR	114,431,218
484,034	Severstal PJSC GDR (Registered)	7,840,893
403,956	Sistema PJSC Sponsered GDR (Registered)	1,732,293
3,682,846	Surgutneftegas OJSC Sponsored ADR	18,201,417
290,768	Tatneft PJSC Sponsored ADR	18,193,273
114,250	TCS Group Holding Plc GDR (Registered)	2,629,885
117,300	Yandex NV – Class A *	4,819,857

	Total Russia	651,107,972

	South Africa — 2.2%
393,879	AECI Ltd	3,788,720
1,148,595	Barloworld Ltd	17,171,711
306,125	Brait SE *	1,163,981
3,107,975	FirstRand Ltd	19,294,117
182,697	Hyprop Investments Ltd (REIT)	1,670,627
494,786	Kumba Iron Ore Ltd	14,548,030
1,383,275	Lewis Group Ltd	4,725,454
101,427	Liberty Holdings Ltd	1,154,220
627,729	Mr Price Group Ltd	14,964,295
4,778,577	Murray & Roberts Holdings Ltd	4,556,387
6,561	Naspers Ltd – N Shares	1,780,996
60,391	Nedbank Group Ltd	1,465,269
105,500	Net 1 UEPS Technologies, Inc. *	1,081,375
365,461	RMB Holdings Ltd	2,681,937
1,434,822	SA Corporate Real Estate Ltd	564,574
154,115	Sanlam Ltd	1,175,263
81,351	Standard Bank Group Ltd	1,491,846
649,884	Truworths International Ltd	5,530,893
152,376	Vodacom Group Ltd	2,092,502

See accompanying notes to the financial statements.	19

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	South Africa — continued
607,391	Wilson Bayly Holmes-Ovcon Ltd	8,849,419
240,142	Woolworths Holdings Ltd	1,323,476

	Total South Africa	111,075,092

	South Korea — 9.9%
28,539	Aekyung Petrochemical Co Ltd	476,027
2,870,108	BNK Financial Group Inc	29,593,956
42,576	Com2uSCorp	6,382,599
7,393	Cuckoo Electronics Co Ltd	666,753
370,130	Daou Data Corp	4,487,285
604,801	Daou Technology Inc	12,954,676
455,805	DB Insurance Co Ltd	29,132,236
29,471	Dong Ah Tire & Rubber Co Ltd	1,028,067
1,543,047	Dongwon Development Co Ltd	6,674,093
1,119,146	Grand Korea Leisure Co Ltd	23,943,603
73,427	GS Home Shopping Inc	13,662,821
57,544	GS Retail Co Ltd	1,913,574
102,849	Han Kuk Carbon Co Ltd	612,375
2,259	Hankook Shell Oil Co Ltd	754,215
188,805	Hankook Tire Co Ltd	10,311,311
792,553	Hankook Tire Worldwide Co Ltd	14,552,487
163,229	Hanon Systems	1,885,624
86,595	Hansol Paper Co Ltd	1,327,542
265,057	Hyundai Engineering & Construction Co Ltd	9,426,936
128,456	Hyundai Home Shopping Network Corp	13,085,476
486,003	Hyundai Hy Communications & Network Co Ltd	2,041,857
537,463	Hyundai Marine & Fire Insurance Co Ltd	20,464,305
107,038	Hyundai Mobis Co Ltd	22,524,610
69,817	iMarketKorea Inc	662,801
86,816	Innocean Worldwide Inc	5,195,216
668,849	Kangwon Land Inc	17,834,540
58,609	KEPCO Plant Service & Engineering Co Ltd	2,187,131
803,740	Kia Motors Corp	25,519,414
81,828	KISCO Corp	2,787,882
3,094	KIWOOM Securities Co Ltd	282,307
707,382	Korea Asset In Trust Co Ltd	4,442,692
31,079	Korea Zinc Co Ltd	14,666,681
285,879	KT Skylife Co Ltd	3,433,972
427,386	KT&G Corp	39,413,077
232,738	Kyobo Securities Co Ltd	2,240,188
214,060	LF Corp	5,759,682
23,818	LOTTE Himart Co Ltd	1,540,513
101,257	Maeil Holdings Co Ltd	1,396,473
177,915	Meritz Financial Group Inc	2,576,361
147,865	Meritz Fire & Marine Insurance Co Ltd	3,114,540
1,433,382	Meritz Securities Co Ltd	6,438,394
21,818	S&T Motiv Co Ltd	893,581
157,929	Samsung Card Co Ltd	5,303,388
21,838	Samsung Electronics Co Ltd	47,455,482
14,427	Samsung Electronics Co Ltd GDR	15,490,741

Shares	Description	Value ($)
	South Korea — continued
61,094	Samsung Fire & Marine Insurance Co Ltd	16,310,733
7,274	Samsung SDS Co Ltd	1,589,983
48,042	Samsung Securities Co Ltd	1,749,073
441,768	Seoyon E-Hwa Co Ltd	4,074,702
185,984	Shinhan Financial Group Co Ltd	8,083,159
43,834	Sindoh Co Ltd	2,692,675
30,985	SK Innovation Co Ltd	5,833,099
54,743	SK Telecom Co Ltd	12,083,044
202,900	SK Telecom Co Ltd Sponsored ADR	4,940,615
30,627	SL Corp	679,093
29,318	Spigen Korea Co Ltd	1,329,640
758,990	Woori Bank	11,583,454

	Total South Korea	507,486,754

	Sri Lanka — 0.0%
103,983,101	Anilana Hotels & Properties Ltd * (b)	788,630

	Taiwan — 22.1%
12,073,000	AcBel Polytech Inc	8,804,147
1,342,000	Actron Technology Corp	4,868,899
1,115,000	Advanced Semiconductor Engineering Inc	1,500,358
1,416,532	Advantech Co Ltd	10,416,559
906,000	Alpha Networks Inc	762,002
13,928,940	AmTRAN Technology Co Ltd	8,053,636
6,553,620	Asustek Computer Inc	61,908,406
272,200	Aurora Corp	852,655
3,989,000	Catcher Technology Co Ltd	47,330,206
10,959,000	Cathay Financial Holding Co Ltd	20,057,016
9,043,000	Chailease Holding Co Ltd	29,930,214
280,000	Chaun-Choung Technology Corp	886,529
6,057,200	Cheng Shin Rubber Industry Co Ltd	10,381,276
812,855	Chicony Electronics Co Ltd	1,986,367
488,800	Chicony Power Technology Co Ltd	990,353
4,699,100	Chin-Poon Industrial Co Ltd	8,746,428
2,050,190	China Life Insurance Co Ltd	2,039,293
1,265,000	China Motor Corp	1,158,459
1,202,000	Chipbond Technology Corp	2,760,020
187,000	Chlitina Holding Ltd	935,634
10,268,259	Chunghwa Telecom Co Ltd	38,440,890
128,421	Chunghwa Telecom Co Ltd Sponsored ADR	4,752,861
330,000	Cleanaway Co Ltd	1,990,698
26,400,611	Compal Electronics Inc	17,926,125
4,944,400	Coretronic Corp	7,549,772
46,677,720	CTBC Financial Holding Co Ltd	33,738,831
3,222,000	CTCI Corp	4,943,759
237,000	Delta Electronics Inc	1,106,396
1,997,000	Dynapack International Technology Corp	2,869,296
424,000	Elite Advanced Laser Corp	1,745,757
955,000	Everlight Electronics Co Ltd	1,495,665
8,852,084	Far EasTone Telecommunications Co Ltd	22,414,048
3,822,000	Farglory Land Development Co Ltd	4,227,789

20	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Taiwan — continued
435,000	Formosa Advanced Technologies Co Ltd	445,434
936,000	Formosa Chemicals & Fibre Corp	3,429,431
375,000	Formosa Petrochemical Corp	1,478,103
2,380,000	Formosa Plastics Corp	8,336,071
3,193,303	Formosan Rubber Group Inc	1,678,322
14,367,075	Foxconn Technology Co Ltd	38,351,493
28,195,460	Fubon Financial Holding Co Ltd	49,624,597
7,737,200	Gigabyte Technology Co Ltd	18,076,376
539,000	Greatek Electronics Inc	1,033,998
1,723,700	Green Seal Holding Ltd	3,424,848
10,202,754	Highwealth Construction Corp	15,280,593
2,198,000	Holtek Semiconductor Inc	5,982,616
16,380,250	Hon Hai Precision Industry Co Ltd	48,266,285
2,594,000	Huaku Development Co Ltd	6,359,972
3,266,900	IEI Integration Corp	4,536,991
4,603,700	Inventec Corp	3,625,757
124,000	Iron Force Industrial Co Ltd	422,424
958,000	ITEQ Corp	2,459,728
618,000	Kenda Rubber Industrial Co Ltd	765,128
36,000	King Slide Works Co Ltd	522,547
831,000	King’s Town Bank Co Ltd	1,117,068
235,000	Kung Long Batteries Industrial Co Ltd	1,143,271
32,521,141	Lite-On Technology Corp	45,958,546
206,000	Lotes Co Ltd	1,385,736
923,785	Makalot Industrial Co Ltd	4,287,416
750,667	Mercuries Life Insurance Co Ltd	405,524
405,000	Merida Industry Co Ltd	1,761,999
1,334,600	MIN AIK Technology Co Ltd	1,091,720
1,744,000	Nan Ya Plastics Corp	4,760,013
54,000	Nien Made Enterprise Co Ltd	526,137
3,789,810	Novatek Microelectronics Corp	16,319,793
1,589,853	OptoTech Corp	1,247,273
15,963,470	Pegatron Corp	40,134,494
9,470,000	Pou Chen Corp	11,800,866
104,000	President Chain Store Corp	1,037,518
9,734,850	Quanta Computer Inc	19,731,787
1,100,000	Quanta Storage Inc	1,060,959
12,677,870	Radiant Opto-Electronics Corp	35,181,968
5,622,720	Realtek Semiconductor Corp	21,872,895
1,317,000	Rechi Precision Co Ltd	1,344,488
3,417,151	Ruentex Development Co Ltd *	3,710,896
12,002,000	Ruentex Industries Ltd *	20,904,406
1,563,000	Sercomm Corp	4,492,102
198,000	Shin Zu Shing Co Ltd	607,383
807,000	ShunSin Technology Holding Ltd	3,643,972
543,000	Sigurd Microelectronics Corp	672,601
2,680,068	Simplo Technology Co Ltd	16,802,757
633,000	Sinbon Electronics Co Ltd	1,724,390
2,518,200	Sitronix Technology Corp	7,176,391
294,000	Soft-World International Corp	655,954
38,000	St Shine Optical Co Ltd	1,158,143
2,835,000	Syncmold Enterprise Corp	6,177,601

Shares	Description	Value ($)
	Taiwan — continued
605,000	Taiwan Cement Corp	760,764
1,260,000	Taiwan Fertilizer Co Ltd	1,667,742
636,000	Taiwan Mobile Co Ltd	2,329,908
822,000	Taiwan PCB Techvest Co Ltd	838,076
478,000	Taiwan Semiconductor Co Ltd	1,146,891
9,195,000	Taiwan Semiconductor Manufacturing Co Ltd	76,351,550
2,535,120	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	109,897,452
3,805,269	Taiwan Surface Mounting Technology Corp	3,804,956
966,000	Teco Electric and Machinery Co Ltd	866,651
1,370,000	Test Research Inc	2,582,666
628,000	Tong Hsing Electronic Industries Ltd	2,408,501
687,981	Topco Scientific Co Ltd	1,929,333
1,270,000	Transcend Information Inc	3,657,237
3,026,160	Tripod Technology Corp	9,906,210
2,051,000	TXC Corp	2,752,989
8,042,112	Uni-President Enterprises Corp	18,828,972
5,256,000	United Integrated Services Co Ltd	10,349,796
1,058,641	Wistron NeWeb Corp	2,929,578
636,000	Xxentria Technology Materials Corp	1,367,330
5,641,000	Yuanta Financial Holding Co Ltd	2,502,326
2,006,000	Yulon Motor Co Ltd	1,596,468
3,951,670	Yungtay Engineering Co Ltd	7,997,682
279,000	Zeng Hsing Industrial Co Ltd	1,202,516

	Total Taiwan	1,129,242,719

	Thailand — 8.5%
8,758,700	Advanced Info Service Pcl (Foreign Registered)	55,111,511
8,823,200	Amata Corp Pcl (Foreign Registered)	7,063,763
9,728,000	AP Thailand Pcl (Foreign Registered)	2,593,904
590,700	Bangkok Bank Pcl (Foreign Registered) (c)	4,309,021
1,466,600	Bangkok Bank Pcl NVDR	9,815,050
7,727,600	Central Pattana Pcl (Foreign Registered)	20,707,463
2,250,200	Delta Electronics Thailand Pcl (Foreign Registered) *	4,863,603
1,889,200	Eastern Polymer Group Pcl (Foreign Registered)	436,943
4,420,901	Glow Energy Pcl (Foreign Registered)	11,895,802
4,201,300	Hana Microelectronics Pcl (Foreign Registered)	5,503,855
5,672,900	Intouch Holdings Pcl (Foreign Registered) (c)	10,721,488
6,452,800	Intouch Holdings Pcl NVDR	11,683,034
9,034,600	Jasmine International Pcl (Foreign Registered)	1,979,709
3,305,100	Kasikornbank Pcl NVDR	24,290,710
2,475,800	Kiatnakin Bank Pcl (Foreign Registered)	6,129,436
29,062,200	Krung Thai Bank Pcl (Foreign Registered)	18,712,281
38,800,000	Land & Houses PCL (Foreign Registered)	13,602,527
18,678,450	LPN Development Pcl (Foreign Registered)	6,123,455
4,006,100	MC Group Pcl (Foreign Registered)	1,639,988
2,987,500	Platinum Group PCL (The)	829,972
4,746,900	Pruksa Holding Pcl (Foreign Registered)	3,559,554
3,423,900	PTT Exploration & Production Pcl (Foreign Registered)	12,471,146

See accompanying notes to the financial statements.	21

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Thailand — continued
9,029,200	PTT Global Chemical Pcl (Foreign Registered)	28,380,916
2,176,500	PTT Pcl (Foreign Registered)	39,044,296
77,182,792	Quality Houses Pcl (Foreign Registered)	7,318,252
5,328,402	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	9,027,704
75,602,123	Sansiri Pcl (Foreign Registered)	4,645,448
2,617,700	Siam Cement Pcl (The) (Foreign Registered)	40,768,578
5,315,900	Siam Commercial Bank Pcl (The) (Foreign Registered)	25,096,034
16,972,100	Star Petroleum Refining Pcl (Foreign Registered)	9,526,300
7,865,200	STP & I Pcl (Foreign Registered)	1,260,803
7,391,000	Supalai Pcl (Foreign Registered)	5,418,260
4,206,700	Thai Beverage Pcl	2,648,594
2,487,500	Thai Oil Pcl (Foreign Registered)	8,132,698
1,874,000	Thai Vegetable Oil Pcl (Foreign Registered)	1,875,964
859,600	Thanachart Capital Pcl (Foreign Registered)	1,521,636
1,721,000	Tipco Asphalt PCL (Foreign Registered)	1,087,905
1,477,500	Tisco Financial Group Pcl (Foreign Registered)	4,147,875
28,184,650	TTW Pcl (Foreign Registered)	11,937,241

	Total Thailand	435,882,719

	Turkey — 4.3%
3,041,306	Adana Cimento Sanayii TAS – Class C	830,046
1,890,565	Akbank Turk AS	5,251,682
701,752	BIM Birlesik Magazalar AS	13,821,756
65,950,739	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT) *	45,606,441
2,853,527	Enka Insaat ve Sanayi AS	4,118,896
8,712,567	Eregli Demir ve Celik Fabrikalari TAS	25,914,177
2,792,161	Haci Omer Sabanci Holding AS	7,856,340
8,213,630	Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS *	10,774,895
116,724	Otokar Otomotiv Ve Savunma Sanayi AS	3,632,147
12,152,990	Soda Sanayii AS	16,154,794
138,158	TAV Havalimanlari Holding AS	839,570
660,758	Tekfen Holding AS	3,141,257
149,093	Tupras Turkiye Petrol Rafineriler AS	4,575,835
14,597	Turk Traktor ve Ziraat Makineleri AS	296,612
12,087,306	Turkiye Garanti Bankasi AS	37,138,592
8,210,813	Turkiye Halk Bankasi AS	20,722,092
3,054,376	Turkiye Is Bankasi – Class C	6,061,496
10,716,685	Turkiye Sinai Kalkinma Bankasi AS	4,761,010
2,197,252	Turkiye Vakiflar Bankasi TAO – Class D	4,225,942
2,185,049	Yapi ve Kredi Bankasi AS *	2,722,654

	Total Turkey	218,446,234

	United Arab Emirates — 0.3%
2,776,178	Aldar Properties PJSC	1,628,079
12,253,240	DAMAC Properties Dubai Co PJSC	9,989,158
538,550	Emirates Telecommunications Group Co PJSC	2,518,844

Shares	Description	Value ($)
	United Arab Emirates — continued
8,006,860	RAK Properties PJSC	1,770,791

	Total United Arab Emirates	15,906,872

	Vietnam — 0.2%
1,715,690	Ho Chi Minh City Development Joint Stock Commercial Bank *	3,347,394
680,510	Vietnam Dairy Products JSC	5,854,640

	Total Vietnam	9,202,034

	TOTAL COMMON STOCKS (COST $3,997,264,301)	4,701,120,606

	PREFERRED STOCKS (d) — 3.3%

	Brazil — 0.5%
1,392,740	Itau Unibanco Holding SA	21,610,226
1,086,600	Randon SA Implementos e Participacoes	3,098,930
133,681	Telefonica Brasil SA	2,085,356

	Total Brazil	26,794,512

	Colombia — 0.2%
220,700	Bancolombia SA Sponsored ADR	9,309,126
1,227,847	Grupo Aval Acciones y Valores SA	531,345

	Total Colombia	9,840,471

	Russia — 0.2%
98,616	Bashneft PJSC *	2,817,826
22	Surgutneftegas OJSC *	11
1,787	Transneft PJSC	5,840,195

	Total Russia	8,658,032

	South Korea — 2.4%
64,939	Samsung Electronics Co Ltd	119,292,406

	Taiwan — 0.0%
605,412	CTBC Financial Holding Co Ltd *	1,260,778

	TOTAL PREFERRED STOCKS (COST $117,692,400)	165,846,199

	INVESTMENT FUNDS — 1.7%

	India — 0.0%
1,371,900	TDA India Technology Fund II LP * (e) (f)	98,736

	Russia — 0.1%
5,431,855	NCH Eagle Fund LP * (e) (f)	2,704,993

22	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Thailand — 0.1%
9,523,700	Digital Telecommunication Infrastructure Fund	4,400,661

	United States — 1.5%
1,671,099	iShares MSCI Emerging Markets ETF	80,246,174

	TOTAL INVESTMENT FUNDS (COST $88,049,223)	87,450,564

	RIGHTS/WARRANTS — 0.0%

	Thailand — 0.0%
689,175	Supalai Public Co Rights, Expires 10/19/18 *	423,736

	TOTAL RIGHTS/WARRANTS (COST $0)	423,736

	MUTUAL FUNDS — 1.9%

	United States — 1.9%
	Affiliated Issuers — 1.9%
3,909,508	GMO U.S. Treasury Fund	97,620,412

	TOTAL MUTUAL FUNDS (COST $97,625,430)	97,620,412

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Fund — 0.1%
4,470,406	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (g)	4,470,406

	TOTAL SHORT-TERM INVESTMENTS (COST $4,470,406)	4,470,406

	TOTAL INVESTMENTS — 99.1% (Cost $4,305,101,760)	5,056,931,923
	Other Assets and Liabilities (net) — 0.9%	45,105,114

	TOTAL NET ASSETS — 100.0%	$5,102,037,037

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of February 28, 2018
NCH Eagle Fund LP	4/6/09	$5,452,004	0.05%	$2,704,993
TDA India Technology Fund II LP	2/3/00-3/23/04	—	0.00%	98,736

				$2,803,729

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys 5,320	Mini MSCI Emerging Markets	March 2018	$314,678,000	$17,822,856

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

See accompanying notes to the financial statements.	23

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2018

Swap Contracts

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Depreciation of Total Return on Asustek Computer Inc + (Daily Fed Funds Rate minus 0.25%)	Appreciation of Total Return on Asustek Computer Inc	MSCI	USD	24,649,248	03/21/2018	At Maturity	—	435,941	435,941

							$—	$435,941	$435,941

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Investment valued using significant unobservable inputs (Note 2).

(b)	Affiliated company (Note 10).

(c)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(d)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(e)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(f)	Private placement security; restricted as to resale.

(g)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 83.

24	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio was the responsibility of the International Active team and transitioned to the Global Equity team as of June 30, 2017, both at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Foreign Small Companies Fund returned +23.52% (net) for the fiscal year ended February 28, 2018, as compared with +26.00% for the S&P Developed ex-U.S. Small Cap Index.

Stock selection detracted from relative performance across both countries and sectors. Holdings in Japan, Germany, and Emerging Markets were the largest detractors from relative returns. The largest negative impacts came from Air France in France, Nisshin OilliO Group in Japan, and Precision Drilling Corporation in Canada. In contrast, positioning in the U.K. and Austria added value. Holdings that contributed positively to relative performance included Showa Denko K. K. in Japan, Deutsche Lufthansa in Germany, and FACC AG in Austria.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

26

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Foreign Small Companies Fund Class III Shares and the S&P Developed ex-U.S. Small Cap Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 16, 2009 to August 12, 2009, no Class IV shares were outstanding. Performance for that period is that of Class III shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class IV expenses had been applied throughout.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

27

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	96.7%
Mutual Funds	1.1
Short-Term Investments	0.2
Futures Contracts	0.0 ^
Other	2.0

100.0%

Country Summary¤	% of Investments
Japan	26.3%
United Kingdom	11.3
Germany	8.0
South Korea	7.1
Switzerland	5.9
France	5.4
Canada	4.5
Italy	4.1
Australia	3.2
United States	2.6
Austria	2.6
Taiwan	2.4
Hong Kong	2.3
Singapore	2.3
China	2.3
Other Developed	1.9 ‡
Norway	1.7
Other Emerging	1.5 †
Finland	1.3
Malaysia	1.2
Spain	1.1
Poland	1.0

100.0%

Industry Group Summary	% of Equity Investments#
Capital Goods	18.6%
Materials	13.7
Technology Hardware & Equipment	8.3
Food, Beverage & Tobacco	6.8
Automobiles & Components	6.0
Real Estate	5.7
Transportation	5.3
Pharmaceuticals, Biotechnology & Life Sciences	4.8
Diversified Financials	4.5
Consumer Durables & Apparel	4.0
Retailing	3.8
Media	3.4
Insurance	3.3
Software & Services	2.8
Utilities	2.5
Energy	2.0
Health Care Equipment & Services	1.1
Semiconductors & Semiconductor Equipment	1.0
Commercial & Professional Services	0.9
Household & Personal Products	0.9
Consumer Services	0.5
Food & Staples Retailing	0.1

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

28

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	COMMON STOCKS — 96.7%

	Australia — 3.2%
219,815	Charter Hall Group (REIT)	992,510
46,973	Codan Ltd	87,931
288,903	GDI Property Group (REIT)	279,668
226,015	Mineral Resources Ltd	3,293,675

	Total Australia	4,653,784

	Austria — 2.6%
111,210	FACC AG *	2,891,004
39,040	POLYTEC Holding AG	832,662

	Total Austria	3,723,666

	Belgium — 0.7%
193,640	AGFA-Gevaert NV *	949,586
1,550	Recticel SA	18,707

	Total Belgium	968,293

	Canada — 4.5%
56,100	AGF Management Ltd – Class B	300,785
4,600	Aimia Inc *	6,094
6,400	Air Canada *	134,963
100	Altus Group Ltd	2,447
87,218	BRP Inc Sub Voting	3,057,932
30,700	Canfor Corp *	725,393
700	Capital Power Corp	12,929
39,400	Cogeco Inc	2,201,512
7,700	Morguard North American Residential Real Estate Investment Trust	79,688

	Total Canada	6,521,743

	China — 2.3%
226,000	China National Materials Co Ltd – Class H	187,686
1,763,000	Powerlong Real Estate Holdings Ltd	878,922
178,000	Road King Infrastructure Ltd	322,178
3,089,000	Yuzhou Properties Co Ltd	1,887,845

	Total China	3,276,631

	Finland — 1.3%
125,244	Finnair Oyj	1,858,314

	France — 5.3%
130,726	Air France-KLM *	1,542,648
1,115	Cie des Alpes	43,096
12,029	Euler Hermes Group	1,785,998
25,075	Gaztransport Et Technigaz SA	1,600,380
46,705	Metropole Television SA	1,328,046
5,745	Vilmorin & Cie SA	521,800
17,869	Worldline SA *	909,509

	Total France	7,731,477

Shares	Description	Value ($)
	Germany — 8.0%
63,285	Bauer AG	1,670,158
101,469	Deutsche Lufthansa AG (Registered)	3,388,057
39,932	Elmos Semiconductor AG	1,322,432
17,753	Leoni AG	1,207,250
92,373	Wacker Neuson SE	3,288,837
24,700	Wuestenrot & Wuerttembergische AG	689,902

	Total Germany	11,566,636

	Hong Kong — 2.3%
747,000	Johnson Electric Holdings Ltd	2,947,661
1,594,000	Singamas Container Holdings Ltd	313,324
139,000	Sunlight Real Estate Investment Trust REIT	96,601

	Total Hong Kong	3,357,586

	India — 0.8%
757,701	PTC India Ltd	1,184,630

	Italy — 4.0%
506,737	Arnoldo Mondadori Editore SPA *	1,180,457
22,491	ASTM SPA	544,288
35,672	ERG SPA	739,088
6,293	Iren SPA	18,652
44,858	La Doria SPA	729,475
400	Massimo Zanetti Beverage Group SPA	3,520
10,497	Prima Industrie SPA	441,843
181,887	Societa Cattolica di Assicurazioni SC	2,164,028

	Total Italy	5,821,351

	Japan — 26.1%
53,400	Arakawa Chemical Industries Ltd	1,010,054
73,300	Dai-ichi Seiko Co Ltd	1,981,404
4,500	Daiichi Kigenso Kagaku-Kogyo Co Ltd	57,244
30,600	Denka Co Ltd	1,119,373
37,200	Fancl Corp	1,334,920
2,700	Fuji Pharma Co Ltd	109,044
1,000	Fujikura Ltd	7,297
59,400	Fujitsu Frontech Ltd	1,004,903
26,500	Fuyo General Lease Co Ltd	1,766,292
9,400	Hosokawa Micron Corp	711,468
71,100	House Foods Group Inc	2,379,959
46,300	Ishihara Sangyo Kaisha Ltd *	657,464
31,900	JSP Corp	1,010,276
44,300	Juki Corp	698,398
13,000	Kamei Corp	194,388
300	Konoike Transport Co Ltd	5,276
148,000	Kyosan Electric Manufacturing Co Ltd	1,057,313
46,300	Mitsui Mining & Smelting Co Ltd	2,302,518
39,000	NET One Systems Co Ltd	599,403
45,600	Nisshin OilliO Group Ltd (The)	1,239,819
505,000	Prima Meat Packers Ltd	3,034,846

See accompanying notes to the financial statements.	29

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Japan — continued
20,000	Rion Co Ltd	548,268
59,800	Rohto Pharmaceutical Co Ltd	1,655,464
18,700	Shikoku Chemicals Corp	263,294
154,400	Showa Corp	2,433,448
64,400	Showa Denko KK	3,142,636
177,100	Tatsuta Electric Wire and Cable Co Ltd	1,203,122
70,000	Toyo Ink SC Holdings Co Ltd	437,846
73,800	TS Tech Co Ltd	2,983,250
92,600	Ube Industries Ltd	2,874,224

	Total Japan	37,823,211

	Malaysia — 1.2%
1,403,400	Padini Holdings Berhad	1,780,124

	Norway — 1.7%
19,635	Entra ASA	271,617
768,226	Kongsberg Automotive ASA *	964,507
661,185	Kvaerner ASA *	1,225,981

	Total Norway	2,462,105

	Poland — 1.0%
494,504	Energa SA	1,496,240

	Portugal — 0.4%
111,103	Navigator Co SA (The)	602,105

	Singapore — 2.3%
11,300	Venture Corp Ltd	232,986
2,491,300	Yanlord Land Group Ltd	3,100,358

	Total Singapore	3,333,344

	South Africa — 0.6%
349,098	Blue Label Telecoms Ltd	386,411
36,959	Wilson Bayly Holmes-Ovcon Ltd	538,476

	Total South Africa	924,887

	South Korea — 7.0%
439	CJ O Shopping Co Ltd	85,357
4,697	Daihan Pharmaceutical Co Ltd	185,102
21,734	DongKook Pharmaceutical Co Ltd	1,351,129
16,617	Dongwha Pharm Co Ltd	174,694
5,959	F&F Co Ltd	227,553
1,278	Green Cross Holdings Corp	48,565
43,022	Hyundai Corp	747,907
235,587	Kwang Dong Pharmaceutical Co Ltd	2,200,249
21,962	Kyungdong Pharm Co Ltd	473,453
19,505	LF Corp	524,818
54,485	LOTTE Himart Co Ltd	3,524,010
12,610	Samjin Pharmaceutical Co Ltd	481,185
64,283	Seohan Co Ltd	150,317

	Total South Korea	10,174,339

Shares	Description	Value ($)
	Spain — 1.1%
235,126	Ence Energia y Celulosa SA	1,534,710

	Sweden — 0.9%
879	KNOW IT AB	17,958
106,320	Mr. Green & Co AB *	656,365
7,735	Nolato AB – B Shares	547,097

	Total Sweden	1,221,420

	Switzerland — 5.8%
15,530	ALSO Holding AG (Registered) *	2,189,467
24,142	Bobst Group SA (Registered)	3,002,801
133	Coltene Holding AG (Registered)	13,394
2,224	Georg Fischer AG (Registered)	3,255,598

	Total Switzerland	8,461,260

	Taiwan — 2.4%
1,464,000	Coretronic Corp	2,235,431
418,000	Elitegroup Computer Systems Co Ltd *	261,206
38,000	Gigabyte Technology Co Ltd	88,779
43,000	Holtek Semiconductor Inc	117,039
56,000	Lotes Co Ltd	376,705
177,000	Wah Lee Industrial Corp	340,348

	Total Taiwan	3,419,508

	United Kingdom — 11.2%
790	Bellway Plc	33,675
156,862	Computacenter Plc	2,372,698
209,153	Electrocomponents Plc	1,804,940
54,175	Games Workshop Group Plc	1,776,271
350,807	Jupiter Fund Management Plc	2,456,468
23,450	McColl’s Retail Group Plc	80,689
68,191	Morgan Sindall Group Plc	1,161,848
18,028	Ophir Energy Plc *	12,962
109,127	Plus500 Ltd	1,782,753
134,749	RPS Group Plc	420,627
3,280	Savills Plc	43,050
10,981	Spirent Communications Plc	15,680
106,045	SThree Plc	502,883
413,550	Stock Spirits Group Plc	1,561,361
279,141	Vesuvius Plc	2,256,185

	Total United Kingdom	16,282,090

	TOTAL COMMON STOCKS (COST $128,591,943)	140,179,454

30	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	MUTUAL FUNDS — 1.1%

	United States — 1.1%
	Affiliated Issuers — 1.1%
63,909	GMO U.S. Treasury Fund	1,595,796

	TOTAL MUTUAL FUNDS (COST $1,595,796)	1,595,796

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
274,792	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (a)	274,792

	Total Money Market Funds	274,792

	TOTAL SHORT-TERM INVESTMENTS (COST $274,792)	274,792

	TOTAL INVESTMENTS — 98.0% (Cost $130,462,531)	142,050,042
	Other Assets and Liabilities (net) — 2.0%	2,883,086

	TOTAL NET ASSETS — 100.0%	$144,933,128

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys 21	Mini MSCI EAFE	March 2018	$2,138,325	$(32,848)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 83.

See accompanying notes to the financial statements.	31

GMO International Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI EAFE Index is included for comparative purposes.

Class II shares of GMO International Equity Fund returned +20.85% (net) for the fiscal year ended February 28, 2018, as compared with +20.13% for the MSCI EAFE Index.

The Fund added value from stock selection decisions, with additional positive contributions from both country and sector allocation. Germany, Switzerland, and Italy were the top country contributors. Germany and Italy were both overweight on average, with performance driven primarily by stock selection. Value added in Switzerland came from a combination of stock selection and underweight positioning.

Stock selection was also the primary reason for the outperformance of top sector contributors; Industrials, Consumer Discretionary, and Real Estate. Top stock contributors included overweight positions in Deutsche Lufthansa (Germany Industrial), Fiat Chrysler Automobiles (Italy Consumer Discretionary), and Christian Dior (France Consumer Discretionary).

Areas with negative contributions over the period included stock selection in the U.K. and Japan. Top stock detractors included overweight positions in GlaxoSmithKline (U.K. Health Care), WPP (U.K. Consumer Discretionary), and Sumitomo Mitsui Financial Group (Japan Financials).

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

32

GMO International Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Equity Fund Class II Shares and the MSCI EAFE Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2018. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

The MSCI EAFE Value Index has been removed from the performance graph as GMO does not believe it to be representative of the Fund’s investment strategy.

33

GMO International Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.5%
Mutual Funds	1.2
Preferred Stocks	0.7
Short-Term Investments	0.1
Futures Contracts	0.0 ^
Other	0.5

100.0%

Country Summary¤	% of Investments
Japan	26.9%
United Kingdom	13.6
Germany	12.4
France	12.2
Italy	5.1
Switzerland	5.0
Hong Kong	4.8
Australia	3.7
Sweden	3.4
Norway	3.3
Netherlands	3.2
United States	2.1
Austria	1.5
Other Developed	1.4 ‡
Spain	1.4

100.0%

Industry Group Summary	% of Equity Investments#
Capital Goods	12.7%
Materials	11.2
Automobiles & Components	9.0
Banks	9.0
Pharmaceuticals, Biotechnology & Life Sciences	8.0
Insurance	7.4
Energy	6.8
Food, Beverage & Tobacco	5.8
Technology Hardware & Equipment	5.1
Consumer Durables & Apparel	5.0
Transportation	2.9
Semiconductors & Semiconductor Equipment	2.7
Telecommunication Services	2.5
Diversified Financials	2.1
Real Estate	2.0
Software & Services	1.8
Household & Personal Products	1.6
Utilities	1.5
Retailing	0.9
Commercial & Professional Services	0.8
Consumer Services	0.4
Health Care Equipment & Services	0.3
Food & Staples Retailing	0.3
Media	0.2

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

34

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	COMMON STOCKS — 97.5%

	Australia — 3.7%
321,081	Abacus Property Group (REIT)	853,420
38,751	Adelaide Brighton Ltd	196,796
832,950	Australia & New Zealand Banking Group Ltd	18,614,862
1,376,398	Caltex Australia Ltd	37,310,248
288,182	Charter Hall Group (REIT)	1,301,201
77,854	CIMIC Group Ltd	2,808,200
1,399,572	Costa Group Holdings Ltd	7,868,466
128,589	Credit Corp Group Ltd	2,095,372
4,104,340	CSR Ltd	16,330,488
6,215,449	Downer EDI Ltd	33,155,299
125,824	Elders Ltd	673,339
341,167	Goodman Group (REIT)	2,157,324
66,022	Investa Office Fund (REIT)	215,737
79,206	Macquarie Group Ltd	6,310,647
1,485,829	Metcash Ltd	3,715,589
1,819,151	Mineral Resources Ltd	26,510,151
1,518,586	Nine Entertainment Co Holdings Ltd	2,680,337
2,200,788	OZ Minerals Ltd	16,283,716
581,223	Pact Group Holdings Ltd	2,513,066
100	Rio Tinto Ltd	6,200
1,176,271	Shopping Centres Australasia Property Group (REIT)	2,036,806
394,187	Sigma Healthcare Ltd	271,633
17,983	Sonic Healthcare Ltd	339,256
288,481	Southern Cross Media Group Ltd	245,155
75,035	Tabcorp Holdings Ltd	268,768
364,680	Tassal Group Ltd	1,072,082
69,894	Vicinity Centres (REIT)	134,044
19,738	Virtus Health Ltd	87,898
30,282	Woodside Petroleum Ltd	675,968
263,632	WorleyParsons Ltd	3,096,409

	Total Australia	189,828,477

	Austria — 1.5%
79,093	Oesterreichische Post AG	3,808,104
881,922	OMV AG	50,144,546
357,486	voestalpine AG	20,622,707

	Total Austria	74,575,357

	Belgium — 0.2%
615,191	AGFA-Gevaert NV *	3,016,817
1,134	Barco NV	138,376
14,350	bpost SA	486,946
46,444	D’ieteren SA/NV	1,997,424
7,450	Elia System Operator SA/NV	470,369
90,674	Orange Belgium SA	1,678,753
23,237	UCB SA	1,919,522

	Total Belgium	9,708,207

Shares	Description	Value ($)
	Denmark — 0.3%
346	AP Moeller – Maersk A/S – Class B	562,035
2,643	Dfds A/S	145,557
284,000	Novo Nordisk A/S Sponsored ADR	14,620,320
12,564	Per Aarsleff Holding A/S	449,767
8,571	Schouw & Co AB	893,523

	Total Denmark	16,671,202

	Finland — 0.0%
26,395	Metso Oyj	843,026
27,313	Tieto Oyj	967,288

	Total Finland	1,810,314

	France — 12.3%
2,118,107	Air France-KLM *	24,994,976
77,277	Amundi SA	6,299,321
3,560,567	AXA SA	111,513,587
837,339	BNP Paribas SA	66,208,808
1,788	Casino Guichard Perrachon SA	96,856
132,571	Christian Dior SE	49,239,342
706,407	CNP Assurances	17,118,730
3,216,416	Credit Agricole SA	55,113,925
17,255	IPSOS	661,346
4,612	Legrand SA	361,572
238,372	Metropole Television SA	6,778,056
160,540	Sanofi	12,674,608
309,330	SCOR SE	13,114,524
7,768	Societe BIC SA	814,977
1,497,637	Societe Generale SA	85,095,172
2,202,400	STMicroelectronics NV – NY Shares	50,214,720
2,474,739	STMicroelectronics NV	56,281,207
1,148,394	TOTAL SA	65,319,196

	Total France	621,900,923

	Germany — 11.8%
131,069	ADVA Optical Networking SE *	990,680
570,196	Allianz SE (Registered)	132,451,529
140,552	BASF SE	14,683,402
1,110,263	Bayerische Motoren Werke AG	116,649,667
92,048	Bechtle AG	7,817,937
5,852	Cewe Stiftung & Co KGAA	596,632
95,485	Covestro AG	10,771,693
1,590,176	Daimler AG (Registered Shares)	135,779,794
2,882,610	Deutsche Lufthansa AG (Registered)	96,250,552
9,759	Diebold Nixdorf AG *	805,521
5,773	Duerr AG	706,073
20,395	Evonik Industries AG	750,945
7,958	Fraport AG Frankfurt Airport Services Worldwide	812,050
8,141	Henkel AG & Co KGaA	978,778
6,881	Indus Holding AG	511,924
57,696	Jenoptik AG	1,981,004

See accompanying notes to the financial statements.	35

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Germany — continued
2,151	Koenig & Bauer AG	188,755
125,707	Leoni AG	8,548,404
215,662	RHOEN-KLINIKUM AG	7,520,378
1,293	RTL Group SA	113,232
1,068,702	RWE AG *	21,241,817
6,606	Salzgitter AG	376,731
575	Siltronic AG *	83,900
120,086	Software AG	6,303,869
1,784	STADA Arzneimittel AG	186,161
52,163	Talanx AG	2,305,769
141,483	Volkswagen AG	28,105,657

	Total Germany	597,512,854

	Hong Kong — 4.8%
8,838,600	BOC Hong Kong Holdings Ltd	44,418,246
2,881,600	Champion (REIT)	2,046,140
2,361,100	Dah Sing Banking Group Ltd	5,247,454
469,800	Dah Sing Financial Holdings Ltd	3,041,706
5,255,990	Esprit Holdings Ltd *	2,061,380
333,000	Fortune Real Estate Investment Trust	395,935
4,350,000	Global Brands Group Holding Ltd *	314,935
2,478,900	Hysan Development Co Ltd	14,326,123
5,696,075	I-CABLE Communications Ltd *	142,574
2,735,700	Kerry Properties Ltd	12,366,060
917,200	Luk Fook Holdings International Ltd	3,158,397
932,800	Man Wah Holdings Ltd	857,173
1,621,000	Pacific Textiles Holdings Ltd	1,551,303
1,075,700	PCCW Ltd	611,163
16,961,100	SJM Holdings Ltd	16,156,278
1,526,200	SmarTone Telecommunications Holdings Ltd	1,658,188
162,400	Swire Properties Ltd	553,374
39,000	Swire Pacific Ltd – Class A	392,040
135,500	Techtronic Industries Co Ltd	850,126
435,800	Television Broadcasts Ltd	1,435,638
51,329,500	WH Group Ltd	63,217,645
3,432,900	Wharf Holdings Ltd (The)	12,754,290
4,219,900	Wharf Real Estate Investment Co Ltd *	28,686,628
1,718,500	Wheelock & Co Ltd	12,457,168
845,075	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	229,703
3,383,800	Yue Yuen Industrial Holdings Ltd	14,462,699

	Total Hong Kong	243,392,366

	Ireland — 0.1%
28,300	ICON Plc *	3,206,673

	Israel — 0.3%
71,321	Bank Hapoalim BM	507,817
274,626	El Al Israel Airlines	98,953
4,169,122	Israel Discount Bank Ltd – Class A *	11,954,688
36,740	Mizrahi Tefahot Bank Ltd	677,232

Shares	Description	Value ($)
	Israel — continued
18,700	SodaStream International Ltd *	1,513,204
10,496	Teva Pharmaceutical Industries Ltd	196,835

	Total Israel	14,948,729

	Italy — 5.1%
474,840	A2A SPA	839,573
78,636	De’ Longhi SPA	2,218,476
6,787,484	Enel SPA	39,399,730
3,284	Eni SPA	54,530
686,272	EXOR NV	49,798,477
5,117,100	Fiat Chrysler Automobiles NV	108,431,349
67,312	Fiat Chrysler Automobiles NV *	1,420,826
1,297,941	Hera SPA	4,414,708
1,540,676	Iren SPA	4,566,491
51,526	La Doria SPA	837,909
754,646	Recordati SPA	26,978,003
9,720	Reply SPA	582,909
1,681,711	Saras SPA	3,525,042
1,357,586	Societa Cattolica di Assicurazioni SC	16,152,084
595,147	Telecom Italia SPA *	534,138

	Total Italy	259,754,245

	Japan — 27.0%
30,700	Yamaha Motor Co Ltd	970,841
7,700	Kose Corp	1,432,401
35,800	Seiko Holdings Corp	973,670
4,800	Keyence Corp	2,906,880
65,300	Denso Corp	3,811,419
215,700	Astellas Pharma Inc	3,168,839
19,600	ADEKA Corp	356,420
7,000	Aichi Corp	48,621
1,200	Ain Holdings Inc	80,206
140,800	Alpine Electronics Inc	2,794,589
83,700	AOKI Holdings Inc	1,339,258
23,800	Aoyama Trading Co Ltd	990,251
3,074,100	Asahi Kasei Corp	39,394,552
127,800	Autobacs Seven Co Ltd	2,488,093
1,989,000	Brother Industries Ltd	49,465,281
909,100	Canon Inc	34,644,700
52,100	Cawachi Ltd	1,276,365
215,100	CKD Corp	5,381,833
6,200	Computer Engineering & Consulting Ltd	190,060
395,800	Cosmo Energy Holdings Co Ltd	13,721,774
21,200	Credit Saison Co Ltd	363,905
29,580	Daikyo Inc	628,272
71,100	Daiwabo Holdings Co Ltd	2,939,441
809,700	DCM Holdings Co Ltd	7,972,462
340,640	Denka Co Ltd	12,460,890
109,900	DIC Corp	3,920,914
70,600	Doutor Nichires Holdings Co Ltd	1,637,707
17,300	DTS Corp	621,722

36	See accompanying notes to the financial statements.

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Japan — continued
7,500	Ehime Bank Ltd (The)	93,046
108,000	Fancl Corp	3,875,574
116,000	Fuji Electric Co Ltd	877,795
15,300	Fuji Oil Holdings Inc	451,319
315,200	Fujikura Ltd	2,300,031
10,882,000	Fujitsu Ltd	64,939,393
176,500	Furukawa Electric Co Ltd	9,617,171
34,400	Fuyo General Lease Co Ltd	2,292,847
170,000	Geo Holdings Corp	3,103,651
23,250	Gunze Ltd	1,291,272
278,940	Hanwa Co Ltd	12,587,617
106,800	Hiroshima Bank Ltd (The)	828,412
13,600	Hitachi Capital Corp	351,792
227,600	Hitachi Chemical Co Ltd	5,055,017
12,208,000	Hitachi Ltd	92,318,132
7,200	Hitachi Transport System Ltd	177,755
2,300	Hokuetsu Bank Ltd (The)	51,324
148,100	House Foods Group Inc	4,957,411
26,700	Isuzu Motors Ltd	417,719
6,855,000	ITOCHU Corp	131,770,530
81,800	Itochu Techno-Solutions Corp	3,339,889
36,700	Kagome Co Ltd	1,248,026
184,600	Kanematsu Corp	2,486,074
103,200	Keihin Corp	2,145,900
61,200	Kohnan Shoji Co Ltd	1,435,744
9,900	Koito Manufacturing Co Ltd	683,095
68,100	Kokuyo Co Ltd	1,276,031
48,900	Kuraray Co Ltd	849,840
8,200	Kyowa Exeo Corp	217,847
57,800	Mandom Corp	2,030,937
6,592,100	Marubeni Corp	50,227,007
2,400	Maruwa Co Ltd	197,245
10,166,100	Mitsubishi Chemical Holdings Corp	102,564,619
831,600	Mitsubishi Corp	23,297,444
905,200	Mitsubishi Electric Corp	15,268,451
818,500	Mitsubishi Gas Chemical Co Inc	20,244,115
988,300	Mitsubishi Tanabe Pharma Corp	21,051,063
2,301,500	Mitsui & Co Ltd	41,712,201
715,100	Mitsui Chemicals Inc	21,699,204
3,600	Mitsui Sugar Co Ltd	146,569
91,500	Modec Inc	2,284,018
171,000	Nachi-Fujikoshi Corp	1,063,834
87,000	Namura Shipbuilding Co Ltd	523,707
429,800	NET One Systems Co Ltd	6,605,729
347,000	Nichias Corp	4,607,487
5,400	Nichiha Corp	212,073
343,700	Nichirei Corp	8,739,886
9,900	Nifco Inc	708,560
127,000	Nippo Corp	2,994,433
20,500	Nippon Chemi-Con Corp	549,307
711,700	Nippon Light Metal Holdings Co Ltd	1,918,778

Shares	Description	Value ($)
	Japan — continued
21,800	Nippon Paper Industries Co Ltd	428,869
2,413,000	Nippon Telegraph & Telephone Corp	112,075,653
9,160	Nippon Television Holdings Inc	173,032
77,900	Nippon Signal Co Ltd	760,716
119,300	Nishi-Nippon Financial Holdings Inc	1,465,073
17,400	Nisshinbo Holdings Inc	264,212
40,200	Nissin Electric Co Ltd	392,660
88,500	Nomura Holdings Inc	538,733
800	NuFlare Technology Inc	59,538
10,500	Okamura Corp	145,241
122,700	Okinawa Electric Power Co (The)	3,314,340
205,800	Onward Holdings Co Ltd	1,752,722
452,200	Orient Corp	719,380
12,000	Osaki Electric Co Ltd	90,001
174,100	Pola Orbis Holdings Inc	7,298,993
108,200	Press Kogyo Co Ltd	666,411
1,393,000	Prima Meat Packers Ltd	8,371,367
32,000	Relo Group Inc	897,048
106,200	Rengo Co Ltd	920,834
126,200	Rohto Pharmaceutical Co Ltd	3,493,637
43,300	San-A Co Ltd	2,245,798
6,800	Sankyu Inc	328,038
1,723,200	Sekisui Chemical Co Ltd	32,284,763
192,300	Showa Denko KK	9,383,991
38,200	Softbank Technology Corp	739,370
13,387,400	Sojitz Corp	43,685,051
8,632,000	Sumitomo Chemical Co Ltd	53,222,085
525,300	Sumitomo Forestry Co Ltd	8,757,691
355,260	Sumitomo Heavy Industries Ltd	13,839,512
15,200	Suzuken Co Ltd	618,838
162,300	T-Gaia Corp	4,656,742
25,100	Token Corp	2,824,487
9,330	Tokyo Electric Power Co Holdings Inc *	35,693
154,000	Tokyo Electron Ltd	30,092,021
56,000	Toppan Printing Co Ltd	478,397
8,800	Toshiba Plant Systems & Services Corp	177,714
2,697,000	Tosoh Corp	55,754,816
55,500	Towa Pharmaceutical Co Ltd	3,590,943
23,100	Toyoda Gosei Co Ltd	559,288
1,124,300	Toyota Tsusho Corp	41,627,433
31,900	TPR Co Ltd	904,375
235,800	TS Tech Co Ltd	9,531,847
87,400	TSI Holdings Co Ltd	630,317
88,000	Tsubakimoto Chain Co	746,606
17,000	Tsumura & Co	566,875
481,910	Ube Industries Ltd	14,958,068
6,800	UKC Holdings Corp	149,104
225,800	Valor Holdings Co Ltd	6,160,963
26,600	Warabeya Nichiyo Holdings Co Ltd	632,770
30,500	Yahagi Construction Co Ltd	234,449
46,600	Yamaguchi Financial Group Inc	562,498

See accompanying notes to the financial statements.	37

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Japan — continued
625,000	Zeon Corp	9,339,109

	Total Japan	1,368,816,399

	Malta — 0.0%
15,984,486	BGP Holdings Plc (a)	—

	Netherlands — 3.2%
19,741	Aalberts Industries NV	987,585
104,679	BinckBank NV	616,717
364,200	Constellium NV – Class A *	4,224,720
19,187	Corbion NV	595,398
147,212	Heineken Holding NV	14,643,371
6,645,300	ING Groep NV	116,611,593
224,998	Philips Lighting NV	8,913,296
250,147	Unilever NV CVA	13,091,726
48,474	Wolters Kluwer NV	2,455,397

	Total Netherlands	162,139,803

	New Zealand — 0.0%
550,314	Air New Zealand Ltd	1,302,047
237,499	Chorus Ltd	638,875
43,683	Fletcher Building Ltd	203,413

	Total New Zealand	2,144,335

	Norway — 3.3%
11,876	Austevoll Seafood ASA	106,464
164,609	Bakkafrost P/F	8,311,219
499,824	BW LPG Ltd *	2,180,562
1,800,258	DNB ASA	35,312,652
12,831	Salmar ASA	456,164
12,295	SpareBank 1 Nord Norge	106,368
2,934,201	Statoil ASA	66,786,837
1,502,199	Storebrand ASA	13,067,120
2,179,097	Subsea 7 SA	32,358,105
315,163	Telenor ASA	7,072,717
16,108	Yara International ASA	711,767

	Total Norway	166,469,975

	Portugal — 0.2%
148,834	Altri SGPS SA	846,283
859,006	CTT-Correios de Portugal SA	3,556,183
178,954	Navigator Co SA (The)	969,813
730,139	REN-Redes Energeticas Nacionais SGPS SA	2,197,247

	Total Portugal	7,569,526

	Singapore — 0.3%
537,100	CapitaLand Commercial Trust (REIT)	697,502
9,300	CapitaLand Mall Trust (REIT)	14,154
1,380,400	Mapletree Greater China Commercial Trust (REIT)	1,236,679
706,500	Mapletree Industrial Trust (REIT)	1,044,397

Shares	Description	Value ($)
	Singapore — continued
538,900	Venture Corp Ltd	11,111,164
2,497,000	Yangzijiang Shipbuilding Holdings Ltd	2,817,834
93,000	Yanlord Land Group Ltd	115,736

	Total Singapore	17,037,466

	Spain — 1.4%
584,700	Ebro Foods SA	14,691,104
37,655	Mapfre SA	126,350
3,123,731	Repsol SA	55,500,726
11,674	Viscofan SA	741,562

	Total Spain	71,059,742

	Sweden — 3.4%
36,580	Bilia AB – A Shares	374,749
72,688	Electrolux AB – Series B	2,386,345
6,511	Granges AB	70,637
32,183	Industrivarden AB – C Shares	767,735
60,408	Klovern AB – B Shares	74,144
17,435	NCC AB – B Shares	332,471
2,512,047	Sandvik AB	46,504,227
427,845	SAS AB *	1,094,007
35,435	Securitas AB – B Shares	608,813
13,261	Skanska AB – B Shares	263,723
1,073,264	Svenska Cellulosa AB SCA – Class B	10,636,051
23,199	Swedish Match AB	985,429
5,745,177	Volvo AB – B Shares	108,020,346
53,861	Wihlborgs Fastigheter AB	1,238,323

	Total Sweden	173,357,000

	Switzerland — 5.0%
58,679	Ascom Holding AG (Registered)	1,480,393
13,484	Autoneum Holding AG	4,289,741
1,774	Banque Cantonale Vaudoise (Registered)	1,484,897
5,696	BKW AG	325,997
343	Bobst Group SA (Registered)	42,663
9,397	Bucher Industries AG (Registered)	3,946,171
2,018	Cembra Money Bank AG *	189,887
372	dormakaba Holding AG *	341,189
3,408	Emmi AG (Registered) *	2,571,299
1,534	EMS-Chemie Holding AG (Registered)	977,837
210	Forbo Holdings AG (Registered)	339,716
128,845	GAM Holding AG *	2,314,990
17,470	Georg Fischer AG (Registered)	25,573,428
42	Gurit Holding AG *	42,061
12,324	Implenia AG (Registered)	925,456
9,576	Kardex AG (Registered) *	1,237,487
5,439	Komax Holding AG (Registered)	1,735,957
830,953	Logitech International SA (Registered)	32,613,226
18,638	Lonza Group AG (Registered)	4,722,112
10,546	Mobilezone Holding AG (Registered)	132,783
129,064	Nestle SA (Registered)	10,254,265

38	See accompanying notes to the financial statements.

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Switzerland — continued
238,871	Novartis AG (Registered)	19,927,040
31,024	Roche Holding AG	7,310,941
7,111	Sika AG	58,312,658
3,695	Straumann Holding AG (Registered)	2,489,080
1,316	Swatch Group AG (The) (Registered)	105,160
51,444	Swiss Life Holding AG (Registered) *	18,577,611
440,621	Swiss Re AG	44,830,788
1,640	Valora Holding AG (Registered)	594,512
61,457	Vontobel Holding AG (Registered)	4,121,224
5,161	Zehnder Group AG – Class RG	240,025

	Total Switzerland	252,050,594

	United Kingdom — 13.6%
1,969,815	3i Group Plc	25,337,761
1,951,793	AstraZeneca Plc	127,749,195
180,546	Barratt Developments Plc	1,334,303
68,448	Bellway Plc	2,917,728
759,773	Berkeley Group Holdings Plc (The)	40,208,590
1,501,128	British American Tobacco Plc	88,600,269
776,174	Cairn Energy Plc *	1,980,985
1,579,090	Carillion Plc (a)	—
1,032,420	Coca-Cola HBC AG *	33,751,985
4,316,811	Debenhams Plc	1,695,459
65,300	Diageo Plc Sponsored ADR	8,857,292
1,177,176	Electrocomponents Plc	10,158,748
28,644	Fenner Plc	186,977
3,499,013	Ferrexpo Plc	14,954,927
7,495,818	Firstgroup Plc *	8,398,123
414,892	Galliford Try Plc	5,213,108
6,956,856	GlaxoSmithKline Plc	124,762,385
197,000	GlaxoSmithKline Plc Sponsored ADR	7,153,070
133,725	Halfords Group Plc	652,068
335,928	Hunting Plc *	2,785,175
1,286,778	Inchcape Plc	11,987,074
2,593,708	Indivior Plc *	13,468,692
37,025	Intermediate Capital Group Plc	535,599
1,865	Jupiter Fund Management Plc	13,059
2,158,582	Lloyds Banking Group Plc	2,039,496
154,003	Mitie Group Plc	332,297
406,874	National Express Group Plc	1,955,032
202,500	Nomad Foods Ltd *	3,318,975
30,089	Pearson Plc	303,013
2,270,260	Persimmon Plc	81,158,409
57,252	Playtech Plc	614,078
155,839	Plus500 Ltd	2,545,863
249,518	QinetiQ Group Plc	701,625
616,790	Reckitt Benckiser Group Plc	48,958,553
98,543	Royal Mail Plc	759,037
70,646	Savills Plc	927,220
221,096	Spectris Plc	8,262,413
357,694	Vesuvius Plc	2,891,098

Shares	Description	Value ($)
	United Kingdom — continued
26,237	Victrex Plc	932,925
10,727	WH Smith Plc	298,784

	Total United Kingdom	688,701,390

	TOTAL COMMON STOCKS (COST $4,201,796,567)	4,942,655,577

	PREFERRED STOCKS (b) — 0.7%

	Germany — 0.7%
164,043	Jungheinrich AG	7,985,146
5,379	Porsche Automobil Holding SE	448,069
131,642	Volkswagen AG	25,609,431

	Total Germany	34,042,646

	TOTAL PREFERRED STOCKS (COST $25,006,345)	34,042,646

	MUTUAL FUNDS — 1.2%

	United States — 1.2%
	Affiliated Issuers — 1.2%
2,445,699	GMO U.S. Treasury Fund	61,069,100

	TOTAL MUTUAL FUNDS (COST $61,084,746)	61,069,100

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
4,916,014	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (c)	4,916,014

	TOTAL SHORT-TERM INVESTMENTS (COST $4,916,014)	4,916,014

	TOTAL INVESTMENTS — 99.5% (Cost $4,292,803,672)	5,042,683,337
	Other Assets and Liabilities (net) — 0.5%	25,001,627

	TOTAL NET ASSETS — 100.0%	$5,067,684,964

See accompanying notes to the financial statements.	39

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2018

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys 425	Mini MSCI EAFE	March 2018	$43,275,625	$(5,376)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(c)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 83.

40	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI EAFE Index is included for comparative purposes.

Class III shares of GMO International Large/Mid Cap Equity Fund returned +20.64% (net) for the fiscal year ended February 28, 2018, as compared with +20.13% for the MSCI EAFE Index.

The Fund added value from stock selection decisions, with additional positive contributions from both country and sector allocation. Germany, Switzerland, Australia, and Austria were the top country contributors. Germany was a strong contributor to value added from stock selection. Value added in Switzerland came from a combination of stock selection and underweight positioning. Underweight positioning in Australia and overweight positioning in Austria added value primarily from country allocation.

Top sector contributors included Consumer Discretionary, Industrials, and Materials. Top stock contributors included overweight positions in Deutsche Lufthansa (Germany Industrial), Porsche Automobil Holding (Germany Consumer Discretionary), and Christian Dior (France Consumer Discretionary).

Areas with negative contributions over the period included stock selection in the U.K., Japan, and the Information Technology sector. Top stock detractors included overweight positions in WPP (U.K. Consumer Discretionary), Sumitomo Mitsui Financial Group (Japan Financials), and GlaxoSmithKline (U.K. Health Care).

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

42

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Large/Mid Cap Equity Fund Class III Shares and the MSCI EAFE Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2018. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

43

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	95.4%
Preferred Stocks	2.3
Mutual Funds	1.4
Short-Term Investments	0.4
Futures Contracts	0.0 ^
Other	0.5

100.0%

Country Summary¤	% of Investments
Japan	27.1%
United Kingdom	13.9
Germany	12.8
France	12.5
Hong Kong	5.5
Switzerland	4.9
Netherlands	4.1
Australia	3.2
Sweden	2.9
United States	2.8
Austria	2.6
Italy	2.5
Other Developed	2.3 ‡
Spain	1.5
Finland	1.4

100.0%

Industry Group Summary	% of Equity Investments#
Capital Goods	12.7%
Materials	11.3
Automobiles & Components	9.2
Banks	8.8
Pharmaceuticals, Biotechnology & Life Sciences	7.9
Insurance	7.7
Technology Hardware & Equipment	6.0
Energy	5.7
Consumer Durables & Apparel	5.6
Food, Beverage & Tobacco	5.1
Real Estate	4.4
Transportation	3.6
Telecommunication Services	2.4
Semiconductors & Semiconductor Equipment	2.1
Diversified Financials	1.9
Software & Services	1.5
Household & Personal Products	1.5
Retailing	0.8
Commercial & Professional Services	0.8
Consumer Services	0.4
Utilities	0.3
Food & Staples Retailing	0.2
Health Care Equipment & Services	0.1
Media	0.0 ^

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

44

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	COMMON STOCKS — 95.4%

	Australia — 3.2%
98	Australia & New Zealand Banking Group Ltd	2,190
22,737	BHP Billiton Ltd	533,916
17,135	Caltex Australia Ltd	464,481
18,566	Charter Hall Group (REIT)	83,829
2,141	CIMIC Group Ltd	77,226
43,807	Downer EDI Ltd	233,681
5,949	Fairfax Media Ltd	3,482
8,729	Goodman Group (REIT)	55,197
40,930	GPT Group (The) (REIT)	150,204
2,248	IOOF Holdings Ltd	18,109
2,495	Macquarie Group Ltd	198,786
18,270	Mineral Resources Ltd	266,246
31,886	Qantas Airways Ltd	145,143
1,299	Shopping Centres Australasia Property Group (REIT)	2,249
293	Sonic Healthcare Ltd	5,528
18,748	Stockland (REIT)	58,601
1,834	Suncorp Group Ltd	19,147
9,858	Westpac Banking Corp	233,618
6,074	WorleyParsons Ltd	71,340

	Total Australia	2,622,973

	Austria — 2.6%
26,626	OMV AG	1,513,908
10,882	voestalpine AG	627,762

	Total Austria	2,141,670

	Belgium — 0.0%
84	Ageas	4,398
361	bpost SA	12,250
288	UCB SA	23,791

	Total Belgium	40,439

	Denmark — 0.9%
326	AP Moeller – Maersk A/S – Class B	529,548
4,000	Novo Nordisk A/S Sponsored ADR	205,920

	Total Denmark	735,468

	Finland — 1.5%
34,873	UPM – Kymmene Oyj	1,193,138

	France — 12.6%
32,776	Air France-KLM *	386,777
380	Amundi SA	30,976
106	Atos SE	13,944
71,181	AXA SA	2,229,322
25,260	BNP Paribas SA	1,997,321
1,930	Christian Dior SE	716,838
2,472	CNP Assurances	59,905

Shares	Description	Value ($)
	France — continued
41,509	Credit Agricole SA	711,265
1,235	Sanofi	97,503
10,657	SCOR SE	451,820
28,091	Societe Generale SA	1,596,120
16,400	STMicroelectronics NV – NY Shares	373,920
26,398	STMicroelectronics NV	600,351
18,232	TOTAL SA	1,037,013

	Total France	10,303,075

	Germany — 10.6%
7,883	Allianz SE (Registered)	1,831,152
75	Aurubis AG	6,282
2,633	BASF SE	275,068
17,959	Bayerische Motoren Werke AG	1,886,860
168	Bechtle AG	14,269
223	Beiersdorf AG	24,402
3,144	Covestro AG	354,676
26,115	Daimler AG (Registered Shares)	2,229,872
45,561	Deutsche Lufthansa AG (Registered)	1,521,285
63	Henkel AG & Co KGaA	7,574
900	Leoni AG	61,202
715	METRO AG	13,945
148	Rheinmetall AG	19,540
5,816	RWE AG *	115,600
198	Siltronic AG *	28,891
1,937	Uniper SE	58,821
1,110	Volkswagen AG	220,502

	Total Germany	8,669,941

	Hong Kong — 5.5%
108,500	BOC Hong Kong Holdings Ltd	545,265
197,233	I-CABLE Communications Ltd *	4,937
96,000	Link (REIT)	816,095
355,000	SJM Holdings Ltd	338,155
2,500	Techtronic Industries Co Ltd	15,685
373,000	WH Group Ltd	459,388
156,000	Wharf Holdings Ltd (The)	579,588
156,000	Wharf Real Estate Investment Co Ltd *	1,060,479
81,000	Wheelock & Co Ltd	587,158
30,000	Xinyi Glass Holdings Ltd	46,376
9,500	Yue Yuen Industrial Holdings Ltd	40,604

	Total Hong Kong	4,493,730

	Ireland — 0.1%
1,100	ICON Plc *	124,641

	Israel — 0.0%
100	Check Point Software Technologies Ltd *	10,389
400	Teva Pharmaceutical Industries Ltd Sponsored ADR	7,488

	Total Israel	17,877

See accompanying notes to the financial statements.	45

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Italy — 2.5%
477	De’ Longhi SPA	13,457
1,463	Enel SPA	8,492
10,600	EXOR NV	769,176
7,703	Fiat Chrysler Automobiles NV *	162,595
41,800	Fiat Chrysler Automobiles NV	885,742
1,861	Recordati SPA	66,529
41,711	Saras SPA	87,431
4,165	Societa Cattolica di Assicurazioni SC	49,554
2,141	Unipol Gruppo SPA	10,648

	Total Italy	2,053,624

	Japan — 27.2%
100	Aoyama Trading Co Ltd	4,161
55,800	Asahi Kasei Corp	715,076
500	Azbil Corp	22,114
24,000	Brother Industries Ltd	596,866
29,400	Canon Inc	1,120,398
1,100	Daicel Corp	12,533
2,600	Daiwa House Industry Co Ltd	96,325
1,000	DCM Holdings Co Ltd	9,846
1,200	Denka Co Ltd	43,897
300	Denso Corp	17,510
100	Disco Corp	23,308
5,900	Fujikura Ltd	43,053
153,000	Fujitsu Ltd	913,042
100	Fuji Oil Holdings Inc	2,950
3,400	Furukawa Electric Co Ltd	185,260
1,100	Gree Inc	6,915
14,174	Haseko Corp	207,599
1,700	Hino Motors Ltd	22,309
200	Hitachi Chemical Co Ltd	4,442
236,000	Hitachi Ltd	1,784,656
400	Horiba Ltd	29,579
2,500	House Foods Group Inc	83,684
200	Ibiden Co Ltd	3,222
113,300	ITOCHU Corp	2,177,914
100	Itochu Techno-Solutions Corp	4,083
1,100	JSR Corp	26,465
7,440	K’s Holdings Corp	206,821
100	Kagome Co Ltd	3,401
2,000	Kajima Corp	19,042
300	Keyence Corp	181,680
100	Kobayashi Pharmaceutical Co Ltd	6,490
100	Kose Corp	18,603
200	Lion Corp	3,739
203,500	Marubeni Corp	1,550,522
1,300	MINEBEA MITSUMI Inc	29,403
163,900	Mitsubishi Chemical Holdings Corp	1,653,568
12,300	Mitsubishi Electric Corp	207,470
13,000	Mitsubishi Gas Chemical Co Inc	321,531

Shares	Description	Value ($)
	Japan — continued
22,500	Mitsubishi Tanabe Pharma Corp	479,256
51,100	Mitsui & Co Ltd	926,132
11,700	Mitsui Chemicals Inc	355,028
100	Mitsui Mining & Smelting Co Ltd	4,973
700	Nexon Co Ltd *	25,223
3,100	Nichirei Corp	78,829
38,900	Nippon Telegraph & Telephone Corp	1,806,773
2,200	Nisshinbo Holdings Inc	33,406
700	Omron Corp	41,197
16,100	Otsuka Holdings Co Ltd	807,369
1,400	Pola Orbis Holdings Inc	58,694
1,200	Resona Holdings Inc	6,798
1,400	Rohm Co Ltd	147,047
2,400	Rohto Pharmaceutical Co Ltd	66,440
1,500	Seiko Epson Corp	28,625
46,000	Sekisui Chemical Co Ltd	861,826
8,600	Showa Denko KK	419,669
245,500	Sojitz Corp	801,103
95,000	Sumitomo Chemical Co Ltd	585,739
900	Sumitomo Corp	15,788
1,100	Sumitomo Dainippon Pharma Co Ltd	16,736
400	Suntory Beverage & Food Ltd	18,560
3,800	Takeda Pharmaceutical Co., Ltd	215,463
2,300	Tokyo Electron Ltd	449,426
11,200	Tokyo Electric Power Co Holdings Inc *	42,847
1,000	Tosoh Corp	20,673
39,700	Toyota Tsusho Corp	1,469,900
200	TS Tech Co Ltd	8,085
500	Tsumura & Co	16,673
2,000	Ube Industries Ltd	62,078
500	Ulvac Inc	30,489
200	Yokohama Rubber Co Ltd (The)	4,912

	Total Japan	22,265,234

	Malta — 0.0%
15,998,662	BGP Holdings Plc (a)	—

	Netherlands — 4.2%
2,772	ASR Nederland NV	124,683
309	BE Semiconductor Industries NV	30,318
5,084	Heineken Holding NV	505,712
102,498	ING Groep NV	1,798,633
3,886	Philips Lighting NV	153,944
4,452	Unilever NV CVA	233,000
3,500	Unilever NV – NY Shares	183,050
7,582	Wolters Kluwer NV	384,058

	Total Netherlands	3,413,398

46	See accompanying notes to the financial statements.

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	New Zealand — 0.2%
30,563	Fletcher Building Ltd	143,340
2,722	Spark New Zealand Ltd	6,576

	Total New Zealand	149,916

	Norway — 0.6%
692	Bakkafrost P/F	34,940
5,958	DNB ASA	116,868
1,291	Norsk Hydro ASA	8,674
3,508	Storebrand ASA	30,515
14,752	Subsea 7 SA	219,057
2,825	Telenor ASA	63,397

	Total Norway	473,451

	Portugal — 0.0%
1,179	CTT-Correios de Portugal SA	4,881

	Singapore — 0.4%
800	DBS Group Holdings Ltd	17,193
15,500	Venture Corp Ltd	319,582

	Total Singapore	336,775

	Spain — 1.5%
67,314	Repsol SA	1,195,998

	Sweden — 2.9%
412	Atlas Copco AB – A Shares	17,525
617	Electrolux AB – Series B	20,256
21,149	Sandvik AB	391,521
23,000	Svenska Cellulosa AB SCA – Class B	227,930
93,165	Volvo AB – B Shares	1,751,681

	Total Sweden	2,408,913

	Switzerland — 4.9%
127	Baloise Holding AG (Registered)	19,980
97	Bucher Industries AG (Registered)	40,734
158	Georg Fischer AG (Registered)	231,288
174	LafargeHolcim Ltd (Registered) *	10,142
10,790	Logitech International SA (Registered)	423,486
212	Lonza Group AG (Registered)	53,712
3,605	Nestle SA (Registered)	286,421
2,342	Novartis AG (Registered)	195,374
1,189	Roche Holding AG	274,635
247	Roche Holding AG	58,207
129	Sika AG	1,057,845
44	Straumann Holding AG (Registered)	29,640
89	Swatch Group AG (The) (Registered)	7,112
1,849	Swiss Life Holding AG (Registered) *	667,716
6,605	Swiss Re AG	672,023

	Total Switzerland	4,028,315

Shares	Description	Value ($)
	United Kingdom — 14.0%
25,157	3i Group Plc	323,595
31,942	AstraZeneca Plc	2,090,675
1,277	Bellway Plc	54,435
20,568	Berkeley Group Holdings Plc (The)	1,088,497
36,015	British American Tobacco Plc	2,125,694
8,817	Coca-Cola HBC AG *	288,246
1,000	Diageo Plc Sponsored ADR	135,640
26,673	Electrocomponents Plc	230,182
17,935	Ferrexpo Plc	76,655
953	Galliford Try Plc	11,974
77,170	GlaxoSmithKline Plc	1,383,946
500	GlaxoSmithKline Plc Sponsored ADR	18,155
2,198	Hammerson Plc (REIT)	13,472
4,305	IG Group Holdings Plc	47,766
18,410	Inchcape Plc	171,500
20,279	Indivior Plc *	105,305
734	Intermediate Capital Group Plc	10,618
1,244	J Sainsbury Plc	4,422
337	Johnson Matthey Plc	14,482
11,266	Jupiter Fund Management Plc	78,888
12,256	Kingfisher Plc	60,321
6,956	Man Group Plc	16,345
89	Mondi Plc	2,315
4,900	Nomad Foods Ltd *	80,311
40,922	Persimmon Plc	1,462,901
8,037	Reckitt Benckiser Group Plc	637,948
40,659	Royal Mail Plc	313,180
23,559	Sage Group Plc (The)	223,388
103	Spectris Plc	3,849
7,911	WH Smith Plc	220,349
45,310	WM Morrison Supermarkets Plc	140,560

	Total United Kingdom	11,435,614

	TOTAL COMMON STOCKS (COST $65,784,025)	78,109,071

	PREFERRED STOCKS (b) — 2.3%

	Germany — 2.3%
18,191	Porsche Automobil Holding SE	1,515,303
1,793	Volkswagen AG	348,807

	Total Germany	1,864,110

	TOTAL PREFERRED STOCKS (COST $1,630,835)	1,864,110

See accompanying notes to the financial statements.	47

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	MUTUAL FUNDS — 1.4%

	United States — 1.4%
	Affiliated Issuers — 1.4%
47,302	GMO U.S. Treasury Fund	1,181,128

	TOTAL MUTUAL FUNDS (COST $1,181,854)	1,181,128

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Fund — 0.4%
348,184	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (c)	348,184

	TOTAL SHORT-TERM INVESTMENTS (COST $348,184)	348,184

	TOTAL INVESTMENTS — 99.5% (Cost $68,944,898)	81,502,493
	Other Assets and Liabilities (net) — 0.5%	392,220

	TOTAL NET ASSETS — 100.0%	$81,894,713

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys 11	Mini MSCI EAFE	March 2018	$1,120,075	$(24,404)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(c)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 83.

48	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Quality Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any index or securities benchmark, a discussion of the Fund’s performance relative to the S&P 500 Index is included for comparative purposes. Please note that there are significant differences between the Fund’s portfolio holdings and those companies held in the S&P 500.

Class III shares of GMO Quality Fund returned +23.32% (net) for the fiscal year ended February 28, 2018, as compared with +17.1% for the S&P 500 Index.

Stock selection had a positive impact on returns relative to the S&P 500 Index. Stock selection in Consumer Staples and Health Care were among the most significant contributors. Stock selection in Information Technology was the most significant detractor. Overweight positions in Microsoft, United Health, and Alphabet, as well as not owning General Electric were significant single stock contributors. Positions in Medtronic and British American Tobacco, as well as not owning Amazon detracted from relative returns.

Sector selection contributed to returns relative to the S&P 500 Index. Sector weightings adding to relative performance included an overweight position in Information Technology and an underweight position in Energy. An overweight position in Consumer Staples and an underweight position in Consumer Discretionary had negative impacts on relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

50

GMO Quality Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Quality Fund Class III Shares, the S&P 500 Index and MSCI World Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2018. All information is unaudited. Performance for classes may vary due to different fees.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

51

GMO Quality Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.5%
Short-Term Investments	1.8
Mutual Funds	0.6
Other	0.1

100.0%

Country Summary¤	% of Investments
United States	88.2%
United Kingdom	5.6
Switzerland	2.4
Taiwan	2.1
Other Developed	1.7 ‡

100.0%

Industry Group Summary	% of Equity Investments#
Software & Services	29.7%
Health Care Equipment & Services	14.0
Technology Hardware & Equipment	10.3
Semiconductors & Semiconductor Equipment	7.1
Pharmaceuticals, Biotechnology & Life Sciences	7.1
Food, Beverage & Tobacco	6.4
Banks	5.1
Capital Goods	4.8
Household & Personal Products	3.3
Food & Staples Retailing	3.0
Diversified Financials	2.6
Retailing	2.3
Consumer Durables & Apparel	1.6
Materials	1.4
Energy	0.9
Consumer Services	0.4

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

52

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	COMMON STOCKS — 97.5%

	Banks — 5.0%
3,795,862	US Bancorp	206,343,058
3,454,987	Wells Fargo & Co.	201,805,791

	Total Banks	408,148,849

	Capital Goods — 4.7%
277,804	3M Co.	65,425,620
1,095,884	Emerson Electric Co.	77,873,517
528,619	Honeywell International, Inc.	79,879,617
1,189,111	United Technologies Corp.	160,220,816

	Total Capital Goods	383,399,570

	Consumer Durables & Apparel — 1.5%
231,625	LVMH Moet Hennessy Louis Vuitton SE	69,278,362
745,955	VF Corp.	55,625,865

	Total Consumer Durables & Apparel	124,904,227

	Consumer Services — 0.4%
1,486,871	Compass Group Plc	31,588,849

	Diversified Financials — 2.5%
2,125,475	American Express Co.	207,255,067

	Energy — 0.9%
1,123,622	Schlumberger Ltd.	73,754,548

	Food & Staples Retailing — 2.9%
978,490	Costco Wholesale Corp.	186,793,741
758,673	CVS Health Corp.	51,384,922

	Total Food & Staples Retailing	238,178,663

	Food, Beverage & Tobacco — 6.3%
2,636,014	British American Tobacco Plc	155,584,033
2,507,302	Coca-Cola Co. (The)	108,365,592
1,433,702	Nestle SA (Registered)	113,909,071
286,326	PepsiCo, Inc.	31,418,552
1,002,165	Philip Morris International, Inc.	103,774,186

	Total Food, Beverage & Tobacco	513,051,434

	Health Care Equipment & Services — 13.6%
2,049,266	Abbott Laboratories	123,632,218
571,516	Anthem, Inc.	134,523,436
371,672	Becton Dickinson and Co.	82,518,617
203,165	Humana, Inc.	55,224,310
2,881,435	Medtronic Plc	230,197,842
536,311	Stryker Corp.	86,968,192
1,784,317	UnitedHealth Group, Inc.	403,541,133

	Total Health Care Equipment & Services	1,116,605,748

Shares	Description	Value ($)
	Household & Personal Products — 3.2%
1,182,540	Reckitt Benckiser Group Plc	93,865,737
3,321,333	Unilever Plc	170,776,763

	Total Household & Personal Products	264,642,500

	Materials — 1.4%
946,502	Monsanto Co.	116,769,952

	Pharmaceuticals, Biotechnology & Life Sciences — 6.9%
529,876	Eli Lilly & Co.	40,811,050
2,928,340	Johnson & Johnson	380,332,799
355,789	Novartis AG (Registered)	29,680,546
1,929,243	Pfizer, Inc.	70,050,813
202,370	Roche Holding AG	46,743,418

	Total Pharmaceuticals, Biotechnology & Life Sciences	567,618,626

	Retailing — 2.2%
2,199,460	TJX Cos, Inc. (The)	181,851,353

	Semiconductors & Semiconductor Equipment — 7.0%
394,974	Analog Devices, Inc.	35,606,906
3,471,418	QUALCOMM, Inc.	225,642,170
20,700,577	Taiwan Semiconductor Manufacturing Co Ltd	171,889,194
1,284,701	Texas Instruments, Inc.	139,197,353

	Total Semiconductors & Semiconductor Equipment	572,335,623

	Software & Services — 28.9%
1,635,548	Accenture Plc – Class A	263,339,584
278,212	Alphabet, Inc. – Class A *	307,123,791
258,799	Alphabet, Inc. – Class C *	285,903,019
2,704,994	Cognizant Technology Solutions Corp. – Class A	221,863,608
708,807	Mastercard, Inc. – Class A	124,579,918
5,992,628	Microsoft Corp.	561,928,728
9,903,723	Oracle Corp.	501,821,644
619,691	SAP SE	64,670,585
1,096,014	Teradata Corp. *	40,355,235

	Total Software & Services	2,371,586,112

	Technology Hardware & Equipment — 10.1%
542,979	Amphenol Corp. – Class A	49,622,851
2,943,315	Apple, Inc.	524,263,268
5,572,534	Cisco Systems, Inc.	249,538,072

	Total Technology Hardware & Equipment	823,424,191

	TOTAL COMMON STOCKS (COST $5,369,294,966)	7,995,115,312

See accompanying notes to the financial statements.	53

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 0.6%

	Affiliated Issuers — 0.6%
2,046,137	GMO U.S. Treasury Fund	51,092,040

	TOTAL MUTUAL FUNDS (COST $51,112,501)	51,092,040

	SHORT-TERM INVESTMENTS — 1.8%

	Money Market Funds — 0.0%
1,737,793	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (a)	1,737,793

	U.S. Government — 1.8%
70,000,000	U.S. Treasury Bill, -1.63%, due 07/26/18 (b)	69,499,078
58,000,000	U.S. Treasury Bill, 1.82%, due 08/16/18 (b)	57,515,168
20,000,000	U.S. Treasury Bill, 1.85%, due 08/23/18 (b)	19,825,972

	TOTAL U.S. GOVERNMENT (COST $146,887,407)	146,840,218

	TOTAL SHORT-TERM INVESTMENTS (COST $148,625,200)	148,578,011

	TOTAL INVESTMENTS — 99.9% (Cost $5,569,032,667)	8,194,785,363
	Other Assets and Liabilities (net) — 0.1%	5,280,222

	TOTAL NET ASSETS — 100.0%	$8,200,065,585

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
*	Non-income producing security.
(a)	The rate disclosed is the 7 day net yield as of February 28, 2018.
(b)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 83.

54	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Resources Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Resources Fund returned 26.00% (net) for the period ended February 28, 2018, as compared with 12.66% for the MSCI ACWI Commodity Producers.

The Fund’s large underweight to energy provided both positive allocation and selection impacts. In particular, the clean energy securities were up over 130% with SolarEdge Technologies and First Solar leading the way.

The Fund’s overweight to industrial metals provided positive allocation and selection impacts. Quimica Y Minera, Anglo American, and Bradespar were among the largest contributors.

The Fund’s overweight to agriculture provided positive allocation and negative selection impacts. The Fund’s farming exposure suffered from lower grain prices that detracted from the Fund’s return.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

56

GMO Resources Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Resources Fund Class III Shares, the MSCI ACWI Commodity Producers and MSCI ACWI

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .30% on the purchase and .30% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

57

GMO Resources Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	87.2%
Preferred Stocks	10.5
Mutual Funds	1.8
Short-Term Investments	0.3
Other	0.2

100.0%

Country Summary¤	% of Equity Investments
United Kingdom	21.8%
United States	16.1
Russia	12.0
Norway	6.7
Brazil	6.1
Japan	5.2
France	3.8
Chile	3.1
Other Emerging	2.8 †
China	2.5
Denmark	2.5
Thailand	2.4
Australia	2.1
Poland	2.0
Other Developed	2.0 ‡
Israel	1.8
South Africa	1.8
Spain	1.3
Canada	1.3
Germany	1.3
Ukraine	0.8
Colombia	0.6

100.0%

Industry Group Summary	% of Equity Investments#
Energy	42.5%
Industrial Metals	39.9
Agriculture	15.0
Water	2.6

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

58

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	COMMON STOCKS — 87.2%

	Argentina — 0.8%
314,900	Adecoagro SA *	2,830,951

	Australia — 2.1%
184,464	Beach Energy Ltd	186,814
250,954	Mineral Resources Ltd	3,657,106
248,503	Sandfire Resources NL	1,460,962
213,663	Tassal Group Ltd	628,124
40,403	Woodside Petroleum Ltd	901,893
56,213	WorleyParsons Ltd	660,233

	Total Australia	7,495,132

	Austria — 0.7%
45,826	OMV AG	2,605,586

	Brazil — 0.6%
126,800	Cosan SA Industria e Comercio	1,693,713
91,757	Sao Martinho SA	518,569

	Total Brazil	2,212,282

	Canada — 1.3%
158,700	Canadian Solar Inc *	2,491,590
17,631	Nutrien Ltd *	868,327
24,540	Nutrien Ltd *	1,205,772

	Total Canada	4,565,689

	China — 2.5%
1,815,000	China High Speed Transmission Equipment Group Co Ltd	3,123,611
936,000	China Singyes Solar Technologies Holdings Ltd *	373,303
1,080,000	First Tractor Co Ltd – Class H	426,409
255,100	Inner Mongolia Eerduosi Resourses Co Ltd – Class A	499,253
6,154,000	Shunfeng International Clean Energy Ltd *	285,167
2,598,000	Xinjiang Goldwind Science & Technology Co Ltd – Class H	4,064,647

	Total China	8,772,390

	Colombia — 0.6%
2,533,487	Ecopetrol SA	2,219,235

	Denmark — 2.5%
120,566	Vestas Wind Systems A/S	8,713,430

	Finland — 0.2%
40,529	Kemira Oyj	553,189

	France — 3.8%
138,597	Suez	1,903,507
141,905	TOTAL SA	8,071,377

Shares	Description	Value ($)
	France — continued
89,947	Veolia Environnement SA	2,184,641
11,551	Vilmorin & Cie SA	1,049,140

	Total France	13,208,665

	Germany — 1.3%
111,744	K+S AG (Registered)	3,111,823
54,246	Nordex SE *	623,258
96,011	PNE Wind AG (Registered)	345,280
27,027	Senvion SA *	326,648

	Total Germany	4,407,009

	Hungary — 0.6%
205,430	MOL Hungarian Oil & Gas Plc	2,240,381

	India — 0.5%
612,003	Oil & Natural Gas Corp Ltd	1,745,174

	Israel — 1.8%
936,708	Israel Chemicals Ltd	3,981,542
8,050	Israel Corp Ltd (The) *	1,566,297
10,565	Jerusalem Oil Exploration *	630,261

	Total Israel	6,178,100

	Italy — 0.3%
269,947	Saipem SPA *	1,095,869

	Japan — 5.2%
128,700	ADEKA Corp	2,340,369
55,600	Ebara Corp	2,051,923
241,900	Hitachi Zosen Corp	1,217,648
24,300	Japan Petroleum Exploration Co Ltd	562,661
160,200	Mitsubishi Materials Corp	5,000,297
24,800	Modec Inc	619,056
22,500	Nittetsu Mining Co Ltd	1,508,381
63,000	Shinko Plantech Co Ltd	562,709
124,900	Sumitomo Forestry Co Ltd	2,082,306
25,521	Sumitomo Metal Mining Co Ltd	1,185,146
49,800	Takuma Co Ltd	596,132
18,300	Toyo Kanetsu KK	580,673

	Total Japan	18,307,301

	Netherlands — 0.1%
16,083	SIF Holding NV	317,887

	Norway — 6.6%
307,504	Austevoll Seafood ASA	2,756,648
31,071	Bakkafrost P/F	1,568,796
234,359	Grieg Seafood ASA	2,060,931
239,025	Leroy Seafood Group ASA	1,428,637
108,001	Ocean Yield ASA	994,852

See accompanying notes to the financial statements.	59

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Norway — continued
184,761	Petroleum Geo-Services ASA *	586,138
53,734	Salmar ASA	1,910,334
199,799	Statoil ASA	4,547,726
158,459	Subsea 7 SA	2,353,008
114,488	Yara International ASA	5,058,899

	Total Norway	23,265,969

	Poland — 2.0%
16,129	Grupa Azoty SA	273,312
188,109	KGHM Polska Miedz SA	5,708,629
532,322	Polskie Gornictwo Naftowe i Gazownictwo SA	937,988

	Total Poland	6,919,929

	Qatar — 0.1%
76,406	Gulf International Services QSC *	366,488

	Russia — 10.0%
1,314,680	Gazprom Neft PJSC	6,597,851
128,944	LUKOIL PJSC Sponsored ADR	8,544,241
35,993	Novatek PJSC Sponsered GDR (Registered)	4,886,887
145,157	PhosAgro PJSC GDR (Registered)	2,205,231
513,398	Ros Agro Plc GDR (Registered)	5,075,531
484,031	Rosneft PJSC GDR (Registered)	2,804,848
9	Surgutneftegas OJSC	5
65,437	Tatneft PJSC Sponsored ADR	4,094,375
79,948	TMK PJSC GDR (Registered)	455,046
145,590	Uralkali PJSC *	267,240

	Total Russia	34,931,255

	Singapore — 0.1%
3,529,686	Ezion Holdings Ltd * (a)	174,788
2,725,600	Ezra Holdings Ltd * (b)	22,632

	Total Singapore	197,420

	South Africa — 1.8%
133,341	African Rainbow Minerals Ltd	1,359,482
123,867	Sasol Ltd	4,311,381
52,644	Tongaat Hulett Ltd	480,349

	Total South Africa	6,151,212

	South Korea — 0.6%
4,416	Korea Zinc Co Ltd	2,083,982

	Spain — 1.3%
236,009	Repsol SA	4,193,278
14,359	Tecnicas Reunidas SA	465,313

	Total Spain	4,658,591

	Sweden — 0.6%
48,501	Boliden AB	1,714,892

Shares	Description	Value ($)
	Sweden — continued
47,068	Tethys Oil AB	367,100

	Total Sweden	2,081,992

	Thailand — 2.4%
1,747,900	Esso Thailand Pcl *	987,570
568,164	PTT Exploration & Production Pcl (Foreign Registered)	2,069,469
291,421	PTT Pcl (Foreign Registered)	5,227,810

	Total Thailand	8,284,849

	Turkey — 0.1%
25,467	Turk Traktor ve Ziraat Makineleri AS	517,491

	Ukraine — 0.8%
191,135	Kernel Holding SA	2,711,578

	United Kingdom — 21.7%
750,151	Anglo American Plc	18,167,615
618,694	BHP Billiton Plc	12,560,091
538,857	BP Plc	3,502,439
1,259,238	EnQuest Plc *	512,315
2,526,449	Glencore Plc *	13,285,715
243,018	Petrofac Ltd	1,488,123
161,772	Polypipe Group Plc	865,409
403,088	Premier Oil Plc *	394,180
347,006	Rio Tinto Plc	18,601,158
138,961	Royal Dutch Shell Plc A Shares (London)	4,388,542
73,123	Royal Dutch Shell Plc B Shares (London)	2,319,403

	Total United Kingdom	76,084,990

	United States — 14.2%
216,002	Chesapeake Energy Corp. *	609,126
13,600	Deere & Co.	2,187,832
334,408	Denbury Resources, Inc. *	732,353
53,500	Diamond Offshore Drilling, Inc. *	775,750
321,084	Ensco Plc – Class A	1,425,613
60,700	First Solar, Inc. *	3,814,995
993,754	Freeport-McMoRan, Inc. *	18,483,824
141,618	Gran Tierra Energy, Inc. *	354,045
237,800	Noble Corp Plc *	922,664
80,400	Renewable Energy Group, Inc. *	892,440
23,000	Rexnord Corp. *	666,540
78,000	Rowan Cos Plc – Class A *	948,480
346,055	SolarEdge Technologies, Inc. *	17,320,053
31,764	Unit Corp. *	608,598

	Total United States	49,742,313

	TOTAL COMMON STOCKS (COST $232,041,394)	305,466,329

60	See accompanying notes to the financial statements.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	PREFERRED STOCKS (c) — 10.5%

	Brazil — 5.4%
1,799,199	Bradespar SA	18,934,562

	Chile — 3.1%
216,378	Sociedad Quimica y Minera de Chile SA Sponsored ADR	10,797,262

	Russia — 2.0%
46,950	Bashneft PJSC *	1,341,536
7,078,784	Surgutneftegas OJSC *	3,693,068
280,511	Tatneft PJSC *	2,000,491

	Total Russia	7,035,095

	TOTAL PREFERRED STOCKS (COST $19,823,566)	36,766,919

	MUTUAL FUNDS — 1.8%

	United States — 1.8%
	Affiliated Issuers — 1.8%
260,493	GMO U.S. Treasury Fund	6,504,509

	TOTAL MUTUAL FUNDS (COST $6,506,313)	6,504,509

	SHORT-TERM INVESTMENTS — 0.3%

	Money Market Funds — 0.3%
952,465	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (d)	952,465

	TOTAL SHORT-TERM INVESTMENTS (COST $952,465)	952,465

	TOTAL INVESTMENTS — 99.8% (Cost $259,323,738)	349,690,222
	Other Assets and Liabilities (net) — 0.2%	543,348

	TOTAL NET ASSETS — 100.0%	$350,233,570

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(b)	Investment valued using significant unobservable inputs (Note 2).

(c)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(d)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 83.

See accompanying notes to the financial statements.	61

GMO Risk Premium Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI World Index is included for comparative purposes.

Class III shares of GMO Risk Premium Fund returned +6.09% (net) for the fiscal year ended February 28, 2018, as compared with +17.36% for the MSCI World Index. As of March 31, 2018, the Fund’s benchmark will be changing to the CBOE S&P 500 PutWrite Index, which GMO believes to be a better representation of the Fund’s strategy.

Because the Fund gains its investment exposure by writing (selling) options on equity indices, the Fund typically benefits (relative to equity markets) in a sharply or modestly declining market, a trending market, or a modestly climbing market. During periods when equity markets increase sharply, such as during the Fund’s fiscal period, the Fund may tend to underperform the equity markets. The Fund’s geographic exposure during the fiscal year was mainly in the U.S. and Europe, with positions in Europe making the largest positive contribution to performance in early to mid-2017, before modestly detracting from performance in early 2018.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

62

GMO Risk Premium Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Risk Premium Fund Class III Shares, the MSCI World Index

and the CBOE S&P 500 PutWrite Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .15% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from November 15, 2012 to December 14, 2012, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

**	Effective March 31, 2018, the Fund changed its benchmark to the CBOE S&P 500 PutWrite Index because GMO believes the CBOE S&P 500 PutWrite Index is more representative of the Fund’s investment strategy.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

63

GMO Risk Premium Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Debt Obligations	51.3%
Short-Term Investments	47.4
Written Options	(0.8)
Other	2.1

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

64

GMO Risk Premium Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Par Value† / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 51.3%

	U.S. Government — 37.6%
30,000,000	U.S. Treasury Note, 1.00%, due 11/30/18 (a)	29,777,344
25,000,000	U.S. Treasury Note, USBM + 0.05%, 1.70%, due 10/31/19	25,015,672

	Total U.S. Government	54,793,016

	U.S. Government Agency — 13.7%
10,000,000	Federal Home Loan Bank, Variable Rate, 1 mo. U.S. LIBOR – 0.11%, 1.49%, due 04/22/19	9,996,768
10,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. U.S. LIBOR – 0.16%, 1.39%, due 06/12/19	9,996,917

	Total U.S. Government Agency	19,993,685

	TOTAL DEBT OBLIGATIONS (COST $74,902,354)	74,786,701

	SHORT-TERM INVESTMENTS — 47.4%

	Money Market Funds — 0.9%
1,239,855	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (b)	1,239,855

	TOTAL MONEY MARKET FUNDS (COST $1,239,855)	1,239,855

Shares / Par Value†	Description	Value ($)
	U.S. Government — 44.4%
20,750,000	U.S. Treasury Bill, 1.53%, due 04/26/18 (c)	20,700,695
25,000,000	U.S. Treasury Bill, 1.74%, due 07/12/18 (a) (c)	24,841,601
1,500,000	U.S. Treasury Bill, 1.82%, due 08/23/18 (c)	1,486,948
17,700,000	U.S. Treasury Note, 1.50%, due 08/31/18 (a)	17,662,664

	TOTAL U.S. GOVERNMENT (COST $64,746,760)	64,691,908

	U.S. Government Agency — 2.1%
3,000,000	Federal Home Loan Bank, Variable Rate, 3 mo. LIBOR – 0.25%, 1.49%, due 10/18/18	2,999,475

	TOTAL U.S. GOVERNMENT AGENCY (COST $2,999,016)	2,999,475

	TOTAL SHORT-TERM INVESTMENTS (COST $68,985,631)	68,931,238

	TOTAL INVESTMENTS — 98.7% (Cost $143,887,985)	143,717,939
	Other Assets and Liabilities (net) — 1.3%	1,953,659

	TOTAL NET ASSETS — 100.0%	$145,671,598

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Written Options - Puts

Index Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount		Value ($)
Euro STOXX 50	GSCO	3,400.00	03/16/18	674	EUR	23,178,590	$(338,564)
FTSE 100 Index	MSLC	7,275.00	03/16/18	139	GBP	10,052,355	(239,974)
S&P 500 Index	MSLC	2,715.00	03/02/18	150	USD	40,707,450	(205,500)
S&P 500 Index	MSLC	2,720.00	03/02/18	192	USD	52,105,536	(301,440)
S&P ASX 200 Index	MSLC	5,925.00	03/15/18	152	USD	9,144,320	(52,294)

			TOTAL INDEX OPTIONS - PUTS (Premiums $1,564,787)				$(1,137,772)

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

The rates shown on variable rate notes are the current interest rates at February 28, 2018, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).
(b)	The rate disclosed is the 7 day net yield as of February 28, 2018.

(c)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 83.

See accompanying notes to the financial statements.	65

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI EAFE Index is included for comparative purposes.

Class III shares of GMO Tax-Managed International Equities Fund returned +22.70% (net) for the fiscal year ended February 28, 2018, as compared with +20.13% for the MSCI EAFE Index.

The Fund added value from stock selection decisions, with additional positive contributions from region, country, and sector allocations. The Fund’s stock selection in Europe was the largest positive contributor to performance relative to the benchmark, with additional notable contributions from stock selection in Australia. Exposure to emerging markets was the top contributor from an allocation perspective.

At a sector level, the Fund benefited from both strong stock selection and allocation. Top sector contributors included Industrials, Financials, Consumer Discretionary, and Materials. Materials added value from a mix of an overweight allocation and selection decisions, while value added in the other top performing sectors was primarily from stock selection. Only two sectors, Health Care and Telecommunications Services, detracted value over the period.

Top stock contributors included overweight positions in Deutsche Lufthansa (Germany Industrial), Fiat Chrysler Automobiles (Italy Consumer Discretionary), and Tokyo Electron (Japan Information Technology). Top stock detractors included overweight positions in GlaxoSmithKline (U.K. Health Care), Fujitsu Limited (Japan Information Technology), and WPP (U.K. Consumer Discretionary).

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

66

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Tax-Managed International Equities Fund Class III Shares, the MSCI EAFE Index (After Tax)

and the MSCI EAFE Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2018. All information is unaudited.
MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

67

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	95.8%
Preferred Stocks	2.3
Mutual Funds	1.5
Short-Term Investments	0.1
Rights/Warrants	0.0 ^
Futures Contracts	(0.1)
Other	0.4

100.0%

Country Summary¤	% of Investments
Japan	24.2%
United Kingdom	12.5
Germany	11.4
France	11.3
Other Emerging	5.1 †
Italy	5.0
Switzerland	4.4
Sweden	3.7
Hong Kong	3.6
Australia	3.4
China	2.9
United States	2.8
Other Developed	2.8 ‡
Netherlands	2.0
Austria	1.8
South Korea	1.6
Norway	1.5

100.0%

Industry Group Summary	% of Equity Investments#
Capital Goods	13.4%
Materials	11.8
Banks	11.1
Automobiles & Components	9.0
Insurance	6.4
Food, Beverage & Tobacco	6.0
Pharmaceuticals, Biotechnology & Life Sciences	5.6
Technology Hardware & Equipment	4.8
Energy	4.8
Semiconductors & Semiconductor Equipment	4.0
Consumer Durables & Apparel	3.9
Real Estate	3.4
Telecommunication Services	3.0
Transportation	2.5
Diversified Financials	2.3
Software & Services	2.0
Utilities	1.8
Retailing	1.3
Household & Personal Products	1.2
Consumer Services	0.8
Health Care Equipment & Services	0.3
Food & Staples Retailing	0.3
Commercial & Professional Services	0.3
Media	0.0 ^

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

68

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	COMMON STOCKS — 95.8%

	Australia — 3.4%
34,089	BlueScope Steel Ltd	424,289
18,509	Caltex Australia Ltd	501,727
1,735	CIMIC Group Ltd	62,582
14,312	Costa Group Holdings Ltd	80,463
1,982	CSL Ltd	249,610
24,947	CSR Ltd	99,260
12,973	Genworth Mortgage Insurance Australia Ltd	25,231
353	LendLease Group	4,846
157	Macquarie Group Ltd	12,509
12,713	Mineral Resources Ltd	185,264
22,167	OZ Minerals Ltd	164,014
1,760	Primary Health Care Ltd	5,417
2,729	Rio Tinto Ltd	169,192
59,754	South32 Ltd	150,887
3,682	Stockland (REIT)	11,509
228	Wesfarmers Ltd	7,292
14,702	WorleyParsons Ltd	172,678

	Total Australia	2,326,770

	Austria — 1.8%
10,064	OMV AG	572,221
6,409	Raiffeisen Bank International AG *	248,311
7,566	voestalpine AG	436,469

	Total Austria	1,257,001

	Belgium — 0.2%
2,430	Ageas	127,236
4,294	AGFA-Gevaert NV *	21,057

	Total Belgium	148,293

	Brazil — 0.4%
600	Banco do Brasil SA	7,724
3,200	Centrais Eletricas Brasileiras SA *	24,412
2,000	Cia de Saneamento Basico do Estado de Sao Paulo	23,192
5,300	JBS SA	16,176
5,000	Kroton Educacional SA	23,869
300	Tim Participacoes SA ADR	6,384
10,182	Vale SA	141,273
400	Via Varejo SA	3,374

	Total Brazil	246,404

	China — 2.9%
8,000	Agile Group Holdings Ltd	13,643
291,000	Agricultural Bank of China Ltd – Class H	159,890
2,000	Anhui Conch Cement Co Ltd – Class H	10,626
10,000	ANTA Sports Products Ltd	49,200
11,000	BAIC Motor Corp Ltd – Class H	13,839
13,000	Bank of China Ltd – Class H	6,991

Shares	Description	Value ($)
	China — continued
32,000	Beijing Capital International Airport Co Ltd – Class H	47,200
88,000	China Communications Services Corp Ltd – Class H	52,022
37,000	China Evergrande Group *	108,067
7,000	China Lesso Group Holdings Ltd	4,590
2,000	China Mengniu Dairy Co Ltd	6,579
68,000	China National Building Material Co Ltd – Class H	66,715
12,000	China National Materials Co Ltd – Class H	9,966
102,000	China Petroleum & Chemical Corp – Class H	80,954
2,500	China Railway Construction Corp Ltd – Class H	2,675
44,000	China Resources Cement Holdings Ltd	33,697
31,000	China Shenhua Energy Co Ltd – Class H	87,739
4,000	China Southern Airlines Co Ltd – Class H	5,351
264,000	China Telecom Corp Ltd – Class H	115,108
300	China Yuchai International Ltd	6,723
7,000	Chongqing Rural Commercial Bank Co Ltd – Class H	5,637
20,000	Country Garden Holdings Co Ltd	35,520
70,000	Dongfeng Motor Group Co Ltd – Class H	87,967
51,000	Geely Automobile Holdings Ltd	163,637
2,000	Guangdong Investment Ltd	3,049
21,600	Guangzhou R&F Properties Co Ltd – Class H	50,160
7,000	Haier Electronics Group Co Ltd *	23,845
8,000	Haitian International Holdings Ltd	24,507
20,000	Harbin Electric Co Ltd – Class H	8,076
39,000	Huabao International Holdings Ltd	29,241
18,000	Jiangsu Expressway Co Ltd – Class H	27,875
19,500	Kingboard Chemical Holdings Ltd	97,999
23,000	Kingboard Laminates Holdings Ltd	39,952
18,000	Lee & Man Paper Manufacturing Ltd	20,338
6,000	Lonking Holdings Ltd	2,485
10,000	Nine Dragons Paper Holdings Ltd	17,793
13,000	People’s Insurance Co Group of China Ltd (The) – Class H	6,960
8,000	Shanghai Industrial Holdings Ltd	22,268
14,100	Shanghai Pharmaceuticals Holding Co Ltd – Class H	35,289
16,000	Shenzhen Expressway Co Ltd – Class H	16,091
25,000	Shimao Property Holdings Ltd	61,607
14,000	Sino Biopharmaceutical Ltd	26,232
23,000	Sinopec Engineering Group Co Ltd – Class H	22,289
5,500	Sinotruk Hong Kong Ltd	6,976
2,600	Tencent Holdings Ltd	142,242
34,000	TravelSky Technology Ltd – Class H	107,494
31,000	Weichai Power Co Ltd – Class H	34,559
18,000	Zhejiang Expressway Co Ltd – Class H	19,570

	Total China	2,021,233

	Colombia — 0.1%
2,700	Ecopetrol SA Sponsored ADR	47,277

See accompanying notes to the financial statements.	69

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Finland — 0.7%
339	Amer Sports Oyj	10,222
12,784	UPM-Kymmene Oyj	437,389

	Total Finland	447,611

	France — 11.4%
25,703	Air France-KLM *	303,311
81	Amundi SA	6,603
1,011	Atos SE	132,996
26,212	AXA SA	820,935
13,681	BNP Paribas SA	1,081,764
2,981	Bouygues SA	150,803
1,773	Christian Dior SE	658,525
1,591	Cie Generale des Etablissements Michelin	244,544
113	Cie Plastic Omnium SA	5,293
2,159	CNP Assurances	52,320
4,191	Credit Agricole SA	71,814
2,933	Derichebourg SA	26,295
665	Jacquet Metal Service	24,074
1,162	L’Oreal SA	249,853
316	LVMH Moet Hennessy Louis Vuitton SE	94,515
303	Nexity SA	18,926
16,301	Peugeot SA	367,814
4,517	Renault SA	489,958
4,565	Sanofi	360,406
703	Schneider Electric SE	60,928
59	SEB SA	12,036
23,516	Societe Generale SA	1,336,170
17,400	STMicroelectronics NV – NY Shares	396,720
39,231	STMicroelectronics NV	892,203
195	TOTAL SA	11,091

	Total France	7,869,897

	Germany — 10.2%
6,577	Allianz SE (Registered)	1,527,779
6,439	Bayer AG (Registered)	751,406
7,630	Bayerische Motoren Werke AG	801,645
119	bet-at-home.com AG	14,480
306	Covestro AG	34,520
9,593	Daimler AG (Registered Shares)	819,114
34,987	Deutsche Lufthansa AG (Registered)	1,168,218
678	Deutsche Post AG (Registered)	30,931
3,916	Duerr AG	478,951
806	Elmos Semiconductor AG	26,692
134	Fielmann AG	11,042
4,428	Freenet AG	153,020
396	Grammer AG	24,750
864	Hannover Rueck SE	117,520
32	Isra Vision AG	7,756
4,973	Leoni AG	338,177

Shares	Description	Value ($)
	Germany — continued
1,772	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	396,237
5,166	RWE AG *	102,681
494	Siltronic AG *	72,081
1,970	Uniper SE	59,823
236	Volkswagen AG	46,881
1,594	Wacker Neuson SE	56,753

	Total Germany	7,040,457

	Greece — 0.0%
559	Mytilineos Holdings SA *	6,570

	Hong Kong — 3.7%
84,000	BOC Hong Kong Holdings Ltd	422,141
1,000	CLP Holdings Ltd	10,114
11,200	Dah Sing Banking Group Ltd	24,892
20,000	First Pacific Co Ltd	12,412
3,000	Hysan Development Co Ltd	17,338
8,000	Kerry Properties Ltd	36,162
62,000	Link (REIT)	527,061
4,000	Minth Group Ltd	23,474
677,000	WH Group Ltd	833,796
46,000	Wharf Holdings Ltd (The)	170,904
43,000	Wharf Real Estate Investment Co Ltd *	292,311
22,000	Wheelock & Co Ltd	159,475

	Total Hong Kong	2,530,080

	Hungary — 0.2%
2,708	MOL Hungarian Oil & Gas Plc	29,533
900	OTP Bank Plc	40,098
1,681	Richter Gedeon Nyrt	36,993

	Total Hungary	106,624

	India — 0.9%
8,528	Bharat Electronics Ltd	20,073
589	Cadila Healthcare Ltd	3,634
7,227	HCL Technologies Ltd	104,235
335	Hero MotoCorp Ltd	18,380
11,445	Hindalco Industries Ltd	42,533
6,576	Hindustan Petroleum Corp Ltd	38,241
2,593	Indiabulls Housing Finance Ltd	49,278
1,512	Indian Oil Corp Ltd	8,727
2,139	Karnataka Bank Ltd (The)	4,378
537	Maruti Suzuki India Ltd	72,628
293	Merck Ltd	7,005
10,263	NMDC Ltd	20,199
18,387	Power Finance Corp Ltd	29,442
2,833	PTC India Ltd	4,429
1,398	Reliance Industries Ltd	20,285
11,857	Rural Electrification Corp Ltd	26,079

70	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	India — continued
4,026	Syndicate Bank *	3,715
2,390	Tata Steel Ltd	24,519
1,296	UPL Ltd	14,394
9,740	Vedanta Ltd	48,703
4,331	Wipro Ltd	19,367
700	Yes Bank Ltd	3,428

	Total India	583,672

	Ireland — 0.3%
6,190	Smurfit Kappa Group Plc	215,372

	Israel — 0.0%
200	SodaStream International Ltd *	16,184

	Italy — 5.0%
72,814	A2A SPA	128,744
11,005	Arnoldo Mondadori Editore SPA *	25,636
638	Danieli & C Officine Meccaniche SPA – RSP	12,559
688	Datalogic SPA	25,682
596	El.En. SPA	18,708
134,294	Enel SPA	779,545
556	Eni SPA	9,232
9,637	EXOR NV	699,297
433	Ferrari NV	53,658
54,400	Fiat Chrysler Automobiles NV	1,152,736
13,208	Fiat Chrysler Automobiles NV *	278,795
14,508	Fincantieri SPA *	23,035
591	Prima Industrie SPA	24,877
14,860	Societa Cattolica di Assicurazioni SC	176,799
16,800	Telecom Italia SPA-RSP	12,794
3,937	Unipol Gruppo SPA	19,579
1,828	Vittoria Assicurazioni SPA	29,073

	Total Italy	3,470,749

	Japan — 24.4%
600	Acom Co Ltd *	2,703
900	Arakawa Chemical Industries Ltd	17,023
5,900	Asahi Group Holdings Ltd	301,698
35,400	Asahi Kasei Corp	453,651
23,700	Brother Industries Ltd	589,405
7,900	Canon Inc	301,060
2,500	CKD Corp	62,550
200	Dai-ichi Seiko Co Ltd	5,406
2,700	Daito Trust Construction Co Ltd	447,147
7,500	Daiwa House Industry Co Ltd	277,862
200	DIC Corp	7,135
100	Disco Corp	23,308
400	Fancl Corp	14,354
90,000	Fujitsu Ltd	537,084
200	Furukawa Electric Co Ltd	10,898

Shares	Description	Value ($)
	Japan — continued
2,800	Hanwa Co Ltd	126,355
31,700	Haseko Corp	464,292
145,000	Hitachi Ltd	1,096,505
100	House Foods Group Inc	3,347
3,700	Idemitsu Kosan Co Ltd	140,513
71,900	ITOCHU Corp	1,382,101
1,400	Juki Corp	22,071
7,120	K’s Holdings Corp	197,925
7,000	Kajima Corp	66,647
1,400	Kamei Corp	20,934
1,400	Kao Corp	102,193
25,700	KDDI Corp	631,122
100	Keyence Corp	60,560
2,400	Kitz Corp	19,617
1,200	Konica Minolta Inc	11,020
3,000	Kuraray Co Ltd	52,137
1,100	Leopalace21 Corp	8,664
400	Lion Corp	7,477
800	Mandom Corp	28,110
65,600	Marubeni Corp	499,824
6,300	Medipal Holdings Corp	128,142
125,300	Mitsubishi Chemical Holdings Corp	1,264,137
16,600	Mitsubishi Corp	465,052
26,500	Mitsubishi Electric Corp	446,989
6,700	Mitsubishi Gas Chemical Co Inc	165,712
100	Mitsubishi Tanabe Pharma Corp	2,130
3,000	Mitsui Chemicals Inc	91,033
1,900	Mitsui Mining & Smelting Co Ltd	94,488
800	Modec Inc	19,970
4,000	Nachi-Fujikoshi Corp	24,885
1,300	Nagase & Co Ltd	22,459
6,600	NET One Systems Co Ltd	101,437
1,700	Nexon Co Ltd *	61,255
2,000	Nichias Corp	26,556
300	Nippon Chemi-Con Corp	8,039
21,100	Nippon Telegraph & Telephone Corp	980,023
1,200	Nisshin Oillio Group Ltd (The)	32,627
800	NSK Ltd	11,868
700	NTT DOCOMO Inc	17,908
500	Omron Corp	29,426
400	Pola Orbis Holdings Inc	16,770
13,000	Prima Meat Packers Ltd	78,125
4,100	Recruit Holdings Co Ltd	99,148
1,400	Rohm Co Ltd	147,047
1,300	Rohto Pharmaceutical Co Ltd	35,988
3,300	Sekisui Chemical Co Ltd	61,827
100	Shimamura Co Ltd	11,890
6,400	Showa Denko KK	312,312
127,500	Sojitz Corp	416,051
100	ST Corp	2,181

See accompanying notes to the financial statements.	71

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Japan — continued
101,000	Sumitomo Chemical Co Ltd	622,733
21,200	Sumitomo Corp	371,889
220	Suzuken Co Ltd	8,957
3,800	Suzuki Motor Corp	216,774
1,000	T-Gaia Corp	28,692
600	Takeda Pharmaceutical Co Ltd	34,020
100	TDK Corp	9,049
100	Token Corp	11,253
3,800	Tokyo Electron Ltd	742,530
38,200	Tosoh Corp	789,705
15,400	Toyota Tsusho Corp	570,188
10,660	USS Co Ltd	218,803

	Total Japan	16,792,766

	Malta — 0.0%
1,718,063	BGP Holdings Plc (a)	—

	Mexico — 0.3%
17,400	America Movil SAB de CV – Class L	15,996
7,200	Arca Continental SAB de CV	50,028
330	Gruma SAB de CV – Class B	3,820
300	Grupo Aeroportuario del Pacifico SAB de CV – Class B	2,897
1,260	Grupo Aeroportuario del Sureste SAB de CV – Class B	22,323
6,300	OHL Mexico SAB de CV	11,189
38,100	Wal-Mart de Mexico SAB de CV	89,173

	Total Mexico	195,426

	Netherlands — 2.1%
58,673	ING Groep NV	1,029,593
7,296	Unilever NV CVA	381,844

	Total Netherlands	1,411,437

	New Zealand — 0.1%
1,750	Fletcher Building Ltd	8,207
23,158	Spark New Zealand Ltd	55,952

	Total New Zealand	64,159

	Norway — 1.5%
14,802	DNB ASA	290,346
458	Norsk Hydro ASA	3,077
2,652	SpareBank 1 SR Bank ASA	31,102
18,824	Statoil ASA	428,463
706	Storebrand ASA	6,141
18,960	Subsea 7 SA	281,543

	Total Norway	1,040,672

	Poland — 0.1%
234	KGHM Polska Miedz SA	7,101

Shares	Description	Value ($)
	Poland — continued
689	PGE Polska Grupa Energetyczna SA *	2,034
82	Polski Koncern Naftowy ORLEN SA	2,293
13,569	Polskie Gornictwo Naftowe i Gazownictwo SA	23,910

	Total Poland	35,338

	Portugal — 0.0%
19,283	Sonae SGPS SA	28,209

	Russia — 0.1%
72,000	Inter RAO UES PJSC	4,715
79	LUKOIL PJSC Sponsored ADR	5,235
341,000	RusHydro PJSC	4,725
2,219	Sberbank of Russia Sponsored ADR	44,935
55	Tatneft PJSC Sponsored ADR	3,441

	Total Russia	63,051

	Singapore — 0.9%
19,400	DBS Group Holdings Ltd	416,921
1,100	Singapore Exchange Ltd	6,233
920	United Overseas Bank Ltd	19,271
6,200	Venture Corp Ltd	127,833
37,400	Yanlord Land Group Ltd	46,544

	Total Singapore	616,802

	South Africa — 1.0%
169	Astral Foods Ltd	4,064
1,818	AVI Ltd	18,674
5,141	Barclays Africa Group Ltd	85,530
4,867	Barloworld Ltd	72,763
3,080	Bidvest Group Ltd (The)	58,325
2,157	Blue Label Telecoms Ltd	2,388
2,367	Clicks Group Ltd	33,699
1,413	Imperial Holdings Ltd	29,609
437	Kumba Iron Ore Ltd	12,849
2,292	Liberty Holdings Ltd	26,082
6,093	MMI Holdings Ltd	11,160
2,419	Mondi Ltd	62,989
2,079	Nedbank Group Ltd	50,443
742	Rand Merchant Investment Holdings Ltd	2,806
2,621	Raubex Group Ltd	5,029
619	RMB Holdings Ltd	4,543
2,088	Sibanye Gold Ltd	1,974
9,791	Standard Bank Group Ltd	179,551

	Total South Africa	662,478

	South Korea — 1.2%
41	Coway Co Ltd	3,263
341	DB Insurance Co Ltd	21,795
81	DongKook Pharmaceutical Co Ltd	5,035

72	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	South Korea — continued
153	E-MART Inc	43,011
1,864	Hana Financial Group Inc	84,450
190	Hankook Tire Co Ltd	10,377
26	Hanssem Co Ltd	3,595
2,867	Hanwha Life Insurance Co Ltd	17,726
625	Hyundai Marine & Fire Insurance Co Ltd	23,797
4,502	Industrial Bank of Korea	71,225
1,518	KB Financial Group Inc	89,572
114	Kia Motors Corp	3,620
47	Korea Investment Holdings Co Ltd	3,391
39	KT&G Corp	3,596
126	LG Corp	10,042
831	LG Electronics Inc	76,422
80	LOTTE Himart Co Ltd	5,174
14	Lotte Shopping Co Ltd	2,673
783	Meritz Fire & Marine Insurance Co Ltd	16,493
75	NHN Entertainment Corp *	5,435
61	SeAH Steel Corp	4,892
1,221	Shinhan Financial Group Co Ltd	53,067
119	Shinsegae Inc	37,596
2,677	SK Hynix Inc	188,791
400	SK Telecom Co Ltd Sponsored ADR	9,740
3,340	Woori Bank	50,974

	Total South Korea	845,752

	Spain — 0.5%
891	ACS Actividades de Construccion y Servicios SA	30,542
2,019	Amadeus IT Group SA	148,227
120	Ferrovial SA	2,590
4,380	Grifols SA	119,754
4,181	Repsol SA	74,286

	Total Spain	375,399

	Sweden — 3.7%
11,722	Atlas Copco AB – A Shares	498,621
1,915	Atlas Copco AB – B Shares	72,399
1,647	Bufab AB	22,505
516	JM AB	11,243
31,497	Sandvik AB	583,088
3,438	Svenska Cellulosa AB SCA – Class B	34,071
2,991	Volvo AB – A Shares	56,334
68,232	Volvo AB – B Shares	1,282,892

	Total Sweden	2,561,153

	Switzerland — 4.5%
450	Adecco Group AG (Registered)	36,149
698	ALSO Holding AG (Registered) *	98,406
933	Baloise Holding AG (Registered)	146,781
44	Bell Food Group AG (Registered)	18,462
327	BKW AG	18,715

Shares	Description	Value ($)
	Switzerland — continued
690	Bobst Group SA (Registered)	85,823
32	Comet Holding AG (Registered) *	4,712
207	Georg Fischer AG (Registered)	303,017
20	Helvetia Holding AG (Registered)	12,026
632	Idorsia Ltd *	17,139
3,407	Logitech International SA (Registered)	133,718
1,026	Mobilezone Holding AG (Registered)	12,918
9,048	Nestle SA (Registered)	718,873
2,112	Novartis AG (Registered)	176,187
255	Orior AG	20,429
524	Roche Holding AG	121,033
54	Roche Holding AG	12,725
45	Sika AG	369,016
164	Swatch Group AG (The) (Registered)	13,105
1,420	Swiss Life Holding AG (Registered) *	512,795
700	Zurich Insurance Group AG	230,157

	Total Switzerland	3,062,186

	Taiwan — 0.8%
26,186	Advanced Semiconductor Engineering Inc	35,236
2,000	Asustek Computer Inc	18,893
22,428	Chang Hwa Commercial Bank Ltd	12,815
2,010	Chicony Power Technology Co Ltd	4,072
20,000	Compal Electronics Inc	13,580
1,000	Formosa Chemicals & Fibre Corp	3,664
2,000	Fubon Financial Holding Co Ltd	3,520
53,200	Hon Hai Precision Industry Co Ltd	156,760
62,000	Inventec Corp	48,830
4,000	Mitac Holdings Corp	4,408
1,000	Nan Ya Plastics Corp	2,729
7,000	Novatek Microelectronics Corp	30,144
3,000	Nuvoton Technology Corp	7,329
2,000	Phison Electronics Corp	19,324
34,000	Pou Chen Corp	42,369
8,000	Radiant Opto-Electronics Corp	22,201
11,000	Sunplus Technology Co Ltd	5,982
900	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	39,015
2,304	Topco Scientific Co Ltd	6,461
2,000	Uni-President Enterprises Corp	4,683
138,000	United Microelectronics Corp	66,166
7,000	Yuanta Financial Holding Co Ltd	3,105

	Total Taiwan	551,286

	Thailand — 0.4%
10,000	Amata Corp Pcl NVDR	8,006
17,900	GFPT Pcl NVDR	7,432
15,400	Indorama Ventures Pcl NVDR	26,370
500	Kasikornbank Pcl (Foreign Registered) (b)	3,675
8,300	PTT Exploration & Production Pcl NVDR	30,232

See accompanying notes to the financial statements.	73

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Thailand — continued
7,400	PTT Pcl (Foreign Registered)	132,749
2,400	PTT Pcl NVDR	43,054
6,600	Supalai Pcl NVDR	4,838
9,200	Thai Airways International Pcl NVDR *	4,415
30,700	Thai Beverage Pcl	19,329

	Total Thailand	280,100

	Turkey — 0.4%
28,711	Eregli Demir ve Celik Fabrikalari TAS	85,397
19,508	KOC Holding AS	92,230
11,208	Turkiye Garanti Bankasi AS	34,437
24,480	Turkiye Is Bankasi – Class C	48,581
22,954	Turkiye Sise ve Cam Fabrikalari AS	28,711

	Total Turkey	289,356

	United Kingdom — 12.6%
48,702	3i Group Plc	626,455
11,408	AstraZeneca Plc	746,679
1,587	Barratt Developments Plc	11,729
592	Bellway Plc	25,235
5,923	Berkeley Group Holdings Plc (The)	313,456
9,420	BHP Billiton Plc	191,235
17,944	British American Tobacco Plc	1,059,099
6,072	Bunzl Plc	162,972
7,727	Coca-Cola HBC AG *	252,612
2,445	CYBG Plc CDI	10,071
13,484	Diageo Plc	457,519
200	Diageo Plc Sponsored ADR	27,128
10,536	Electrocomponents Plc	90,923
1,262	Fenner Plc	8,238
38,474	Ferrexpo Plc	164,440
1,120	Galliford Try Plc	14,073
58,472	GlaxoSmithKline Plc	1,048,621
600	GlaxoSmithKline Plc Sponsored ADR	21,786
3,589	Halfords Group Plc	17,501
113,965	HSBC Holdings Plc	1,120,763
24,791	Inchcape Plc	230,942
15,692	Man Group Plc	36,873
1,218	Morgan Sindall Group Plc	20,752
499	Next Plc	33,278
1,800	Nomad Foods Ltd *	29,502
19,760	Persimmon Plc	706,391
4,385	Plus500 Ltd	71,636
834	QinetiQ Group Plc	2,345
3,687	Rio Tinto Plc	197,641
14,218	Royal Dutch Shell Plc A Shares (London)	449,020
7,290	RPS Group Plc	22,756
15,925	Spirent Communications Plc	22,739
116,717	Thomas Cook Group Plc	196,312
11,989	TUI AG	253,402

Shares	Description	Value ($)
	United Kingdom — continued
5,055	William Hill Plc	22,731

	Total United Kingdom	8,666,855

	TOTAL COMMON STOCKS (COST $42,363,146)	65,876,619

	PREFERRED STOCKS (c) — 2.3%

	Brazil — 0.7%
13,758	Banco Bradesco SA	164,279
7,900	Bradespar SA	83,139
500	Braskem SA – Class A	7,151
7,600	Centrais Eletricas Brasileiras SA – Class B	65,305
2,700	Cia Energetica de Sao Paulo – Class B	12,640
27,422	Itausa – Investimentos Itau SA	110,806

	Total Brazil	443,320

	Germany — 1.2%
1,142	Bayerische Motoren Werke AG	103,124
112	Draegerwerk AG & Co KGaA	11,457
88	Henkel AG & Co KGaA	11,675
3,627	Porsche Automobil Holding SE	302,127
2,144	Volkswagen AG	417,090

	Total Germany	845,473

	South Korea — 0.4%
97	Hyundai Motor Co	8,013
371	Hyundai Motor Co 2nd Preference	33,294
142	LG Electronics Inc	5,394
121	Samsung Electronics Co Ltd	222,276

	Total South Korea	268,977

	TOTAL PREFERRED STOCKS (COST $860,820)	1,557,770

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
823	Itausa – Investimentos Itau SA, Expires 03/29/18 * (d)	1,369

	Thailand — 0.0%
1,650	Supalai Pcl, Expires 10/19/18 *	1,010

	TOTAL RIGHTS/WARRANTS (COST $0)	2,379

74	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	MUTUAL FUNDS — 1.5%

	United States — 1.5%
	Affiliated Issuers — 1.5%
42,724	GMO U.S. Treasury Fund	1,066,810

	TOTAL MUTUAL FUNDS (COST $1,067,237)	1,066,810

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
83,395	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (e)	83,395

	TOTAL SHORT-TERM INVESTMENTS (COST $83,395)	83,395

	TOTAL INVESTMENTS — 99.7% (Cost $44,374,598)	68,586,973
	Other Assets and Liabilities (net) — 0.3%	194,759

	TOTAL NET ASSETS — 100.0%	$68,781,732

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys 8	Mini MSCI EAFE	March 2018	$814,600	$(44,217)
1	Mini MSCI Emerging Markets	March 2018	59,150	(2,532)

			$873,750	$(46,749)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(c)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(d)	Investment valued using significant unobservable inputs (Note 2).

(e)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 83.

See accompanying notes to the financial statements.	75

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the S&P 500 Index is included for comparative purposes.

Class III shares of GMO U.S. Equity Allocation Fund returned +13.76% (net) for the fiscal year ended February 28, 2018, as compared with +17.10% for the S&P 500 Index. As of March 31, 2018, the Fund’s benchmark will be changing to the Russell 3000 index, which GMO believes to be a better representation of the Fund’s strategy.

Stock selection detracted from relative performance, while sector allocation was incrementally positive over the period. Stock selection was most challenging in the Information Technology and Consumer Discretionary sectors. Top detractors included having no exposure, or underweight positioning, to the strongly performing Amazon.Com, Microsoft, Apple, and Boeing. Within Information Technology, holding International Business Machines also detracted from performance.

Areas of positive performance included Consumer Staples and Energy, from a mix of stock selection and allocation. Top stock contributors included overweight positions in Micron Technology, Anthem, and Applied Materials. The portfolio also benefited from not holding General Electric and Exxon Mobil, which lost value over the period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

76

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Equity Allocation Fund Class III Shares, the S&P 500 Index and the Russell 3000 Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2018. All information is unaudited. Performance for classes may vary due to different fees.

*	Effective March 31, 2018, the Fund changed its benchmark to the Russell 3000 Index because GMO believes the Russell 3000 Index is more representative of the Fund’s investment strategy.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

77

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	99.1%
Mutual Funds	0.5
Short-Term Investments	0.1
Futures Contracts	0.0 ^
Other	0.3

100.0%

Industry Group Summary	% of Equity Investments#
Capital Goods	11.0%
Software & Services	10.3
Pharmaceuticals, Biotechnology & Life Sciences	8.3
Semiconductors & Semiconductor Equipment	7.6
Technology Hardware & Equipment	7.4
Diversified Financials	6.6
Insurance	6.4
Automobiles & Components	4.6
Health Care Equipment & Services	4.3
Banks	3.7
Real Estate	3.6
Consumer Durables & Apparel	3.6
Consumer Services	3.4
Materials	3.4
Energy	3.0
Food, Beverage & Tobacco	2.5
Household & Personal Products	2.3
Utilities	2.1
Retailing	2.1
Media	1.3
Commercial & Professional Services	1.1
Food & Staples Retailing	1.1
Telecommunication Services	0.3

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

78

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	COMMON STOCKS — 99.1%

	Automobiles & Components — 4.5%
139,200	Aptiv Plc	12,713,136
131,300	BorgWarner, Inc.	6,444,204
24,500	Cooper-Standard Holding, Inc. *	2,985,080
175,000	Dana, Inc.	4,649,750
178,400	Ford Motor Co.	1,892,824
500,700	General Motors Co.	19,702,545
42,080	Lear Corp.	7,850,866
43,200	Tenneco, Inc.	2,270,160
32,265	Tower International, Inc.	842,116
24,100	Visteon Corp. *	2,984,544

	Total Automobiles & Components	62,335,225

	Banks — 3.6%
4,236	American National Bankshares, Inc.	152,920
4,500	CNB Financial Corp.	120,960
11,400	Federal Agricultural Mortgage Corp. – Class C	867,084
121,100	Fifth Third Bancorp	4,002,355
3,200	First Bancorp, Inc.	86,272
5,550	German American Bancorp, Inc.	183,871
279,163	JPMorgan Chase & Co.	32,243,326
91,800	Popular, Inc.	3,856,518
385,100	Regions Financial Corp.	7,474,791
4,900	Territorial Bancorp, Inc.	146,363
13,341	Walker & Dunlop, Inc.	644,771

	Total Banks	49,779,231

	Capital Goods — 10.9%
46,644	AGCO Corp.	3,106,491
28,800	Applied Industrial Technologies, Inc.	2,027,520
51,100	Briggs & Stratton Corp.	1,148,728
73,700	Cummins, Inc.	12,394,129
41,600	Deere & Co.	6,692,192
80,300	Dover Corp.	8,038,030
36,400	EMCOR Group, Inc.	2,777,684
171,371	Emerson Electric Co.	12,177,623
220,100	Honeywell International, Inc.	33,259,311
79,900	Illinois Tool Works, Inc.	12,899,056
57,500	Ingersoll-Rand Plc	5,106,000
56,900	ITT, Inc.	2,855,242
37,900	Manitowoc Co., Inc. (The) *	1,126,388
100,900	Meritor, Inc. *	2,472,050
48,500	Moog, Inc. – Class A *	4,065,755
52,300	Oshkosh Corp.	4,128,039
78,000	Owens Corning	6,341,400
73,500	Parker-Hannifin Corp.	13,117,545
39,156	SPX Corp. *	1,222,842
41,400	Stanley Black & Decker, Inc.	6,590,466
13,900	Teledyne Technologies, Inc. *	2,584,705

Shares	Description	Value ($)
	Capital Goods — continued
94,500	Textron, Inc.	5,655,825
9,500	Vectrus, Inc. *	259,255

	Total Capital Goods	150,046,276

	Commercial & Professional Services — 1.1%
212,829	ACCO Brands Corp.	2,692,287
42,000	Brady Corp. – Class A	1,570,800
31,242	Deluxe Corp.	2,218,182
6,700	Heidrick & Struggles International, Inc.	176,880
51,800	Herman Miller, Inc.	1,859,620
21,200	ICF International, Inc. *	1,208,400
43,500	ManpowerGroup, Inc.	5,153,010

	Total Commercial & Professional Services	14,879,179

	Consumer Durables & Apparel — 3.6%
6,400	Bassett Furniture Industries, Inc.	206,080
50,500	Brunswick Corp.	2,888,600
4,100	CSS Industries, Inc.	75,481
6,700	Culp, Inc.	186,260
117,900	DR Horton, Inc.	4,940,010
4,295	Flexsteel Industries, Inc.	166,904
67,500	Hasbro, Inc.	6,450,975
9,900	Johnson Outdoors, Inc. – Class A	610,236
64,100	KB Home	1,778,775
28,000	La-Z-Boy, Inc.	859,600
30,900	MDC Holdings, Inc.	855,312
12,400	Movado Group, Inc.	384,400
1,040	NVR, Inc. *	2,956,897
9,300	Oxford Industries, Inc.	743,256
124,200	PulteGroup, Inc.	3,486,294
90,300	PVH Corp.	13,028,484
126,800	VF Corp.	9,455,476

	Total Consumer Durables & Apparel	49,073,040

	Consumer Services — 3.4%
64,400	Adtalem Global Education, Inc. *	2,965,620
12,300	Bridgepoint Education, Inc. *	82,041
18,480	Drive Shack, Inc. *	93,324
3,800	Graham Holdings Co. – Class B	2,204,380
33,200	Grand Canyon Education, Inc. *	3,258,580
202,900	McDonald’s Corp.	32,005,446
60,200	Penn National Gaming, Inc. *	1,601,922
102,700	Service Corp. International	3,844,061

	Total Consumer Services	46,055,374

	Diversified Financials — 6.6%
127,100	Ameriprise Financial, Inc.	19,883,524
5,221	Ares Commercial Real Estate Corp. (REIT)	64,323
31,800	Artisan Partners Asset Management, Inc. – Class A	1,073,250

See accompanying notes to the financial statements.	79

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Diversified Financials — continued
222,300	BGC Partners, Inc. – Class A	2,938,806
4,888	BlackRock Capital Investment Corp.	26,933
63,400	E*TRADE Financial Corp. *	3,311,382
4,104	Encore Capital Group, Inc. *	175,651
43,300	Enova International, Inc. *	952,600
87,900	Federated Investors, Inc. – Class B	2,863,782
169,100	Franklin Resources, Inc.	6,539,097
141,500	Invesco Ltd.	4,604,410
57,500	Invesco Mortgage Capital, Inc. (REIT)	883,775
17,900	Investment Technology Group, Inc.	354,778
62,300	Lazard Ltd.– Class A	3,362,331
32,600	MSCI, Inc.	4,613,552
6,573	OneMain Holdings, Inc. *	201,528
90,700	Raymond James Financial, Inc.	8,408,797
26,212	Regional Management Corp. *	784,263
74,900	SEI Investments Co.	5,454,967
143,100	State Street Corp.	15,190,065
75,705	T. Rowe Price Group, Inc.	8,471,390

	Total Diversified Financials	90,159,204

	Energy — 3.0%
57,205	Andeavor	5,126,712
4,652	Dorian LPG Ltd. *	34,053
35,178	Exterran Corp. *	910,055
199,100	Marathon Petroleum Corp.	12,754,346
421,924	Marathon Oil Corp.	6,126,336
215,750	McDermott International, Inc. *	1,574,975
74,300	Newpark Resources, Inc. *	612,975
62,700	Phillips 66	5,666,199
21,000	SEACOR Holdings, Inc. *	871,710
76,086	Valero Energy Corp.	6,879,696

	Total Energy	40,557,057

	Food & Staples Retailing — 1.1%
74,800	US Foods Holding Corp. *	2,497,572
136,100	Wal-Mart Stores, Inc.	12,250,361

	Total Food & Staples Retailing	14,747,933

	Food, Beverage & Tobacco — 2.4%
231,300	PepsiCo, Inc.	25,380,549
55,300	Pilgrim’s Pride Corp. *	1,393,560
73,800	Tyson Foods, Inc.– Class A	5,489,244
27,600	Universal Corp.	1,356,540

	Total Food, Beverage & Tobacco	33,619,893

	Health Care Equipment & Services — 4.3%
108,169	Anthem, Inc.	25,460,819
282,700	Baxter International, Inc.	19,164,233
139,400	Danaher Corp.	13,630,532

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
21,400	Triple-S Management Corp. – Class B *	520,020

	Total Health Care Equipment & Services	58,775,604

	Household & Personal Products — 2.3%
12,890	Central Garden & Pet Co. *	497,941
34,100	Central Garden & Pet Co. – Class A *	1,235,784
87,300	Church & Dwight Co., Inc.	4,294,287
32,100	Clorox Co. (The)	4,143,468
147,500	Estee Lauder Cos, Inc. (The) – Class A	20,419,900
19,500	Inter Parfums, Inc.	826,800

	Total Household & Personal Products	31,418,180

	Insurance — 6.3%
129,899	Aflac, Inc.	11,545,423
9,100	American National Insurance Co.	1,063,790
153,200	CNO Financial Group, Inc.	3,453,128
57,776	First American Financial Corp.	3,352,741
160,200	Hartford Financial Services Group, Inc. (The)	8,466,570
129,128	Lincoln National Corp.	9,835,680
189,800	Principal Financial Group, Inc.	11,830,234
400,300	Progressive Corp. (The)	23,049,274
86,500	Prudential Financial, Inc.	9,196,680
4,412	Selective Insurance Group, Inc.	250,822
89,298	Unum Group	4,550,626
2,372	W.R. Berkley Corp.	162,198

	Total Insurance	86,757,166

	Materials — 3.3%
92,547	Avery Dennison Corp.	10,934,428
60,400	Chemours Co. (The)	2,869,604
58,300	Crown Holdings, Inc. *	2,905,672
62,300	Eastman Chemical Co.	6,297,284
265,200	Huntsman Corp.	8,558,004
23,600	Koppers Holdings, Inc. *	953,440
44,400	Louisiana-Pacific Corp.	1,265,400
185,900	Owens-Illinois, Inc. *	4,008,004
37,800	Reliance Steel & Aluminum Co.	3,408,426
55,600	Trinseo SA	4,425,760

	Total Materials	45,626,022

	Media — 1.3%
113,100	CBS Corp. – Class B NVDR	5,990,907
83,800	Gannett Co., Inc.	841,352
42,000	Live Nation Entertainment, Inc. *	1,881,600
59,300	New York Times Co. (The) – Class A	1,429,130
269,916	News Corp. – Class A	4,353,745
139,206	News Corp. – Class B	2,282,978
30,900	Scholastic Corp.	1,125,069

	Total Media	17,904,781

80	See accompanying notes to the financial statements.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Pharmaceuticals, Biotechnology & Life Sciences — 8.2%
93,600	Agilent Technologies, Inc.	6,420,024
42,900	Catalent, Inc. *	1,791,075
377,700	Eli Lilly & Co.	29,090,454
88,247	Johnson & Johnson	11,461,520
375,300	Merck & Co., Inc.	20,348,766
8,600	Mettler-Toledo International, Inc. *	5,299,492
1,059,838	Pfizer, Inc.	38,482,718

	Total Pharmaceuticals, Biotechnology & Life Sciences	112,894,049

	Real Estate — 3.6%
164,300	Apple Hospitality REIT, Inc.	2,791,457
243,300	CBRE Group, Inc. – Class A *	11,374,275
43,100	Chatham Lodging Trust (REIT)	783,989
114,900	CoreCivic, Inc. (REIT)	2,388,771
105,000	GEO Group, Inc. (The) (REIT)	2,236,500
91,800	Hospitality Properties Trust (REIT)	2,335,392
411,000	Host Hotels & Resorts, Inc. (REIT)	7,628,160
37,643	Jones Lang LaSalle, Inc.	6,045,842
33,200	Potlatch Corp. (REIT)	1,698,180
52,400	Preferred Apartment Communities, Inc. (REIT) – Class A	729,932
53,500	Prologis, Inc. (REIT)	3,246,380
66,100	Realogy Holdings Corp.	1,688,855
35,200	Ryman Hospitality Properties, Inc. (REIT)	2,427,392
19,800	Tier REIT, Inc.	367,884
188,800	Xenia Hotels & Resorts, Inc. (REIT)	3,713,696

	Total Real Estate	49,456,705

	Retailing — 2.1%
35,300	Big Lots, Inc.	1,983,860
9,400	Children’s Place, Inc. (The)	1,337,620
172,500	Gap Inc. (The)	5,447,550
38,400	Guess?, Inc.	606,336
62,600	Kohl’s Corp.	4,137,234
298,500	Liberty Interactive Corp. QVC Group – Class A *	8,617,695
160,500	LKQ Corp. *	6,336,540

	Total Retailing	28,466,835

	Semiconductors & Semiconductor Equipment — 7.5%
442,100	Applied Materials, Inc.	25,460,539
55,700	KLA-Tencor Corp.	6,311,367
52,300	Lam Research Corp.	10,034,278
34,000	Microchip Technology, Inc.	3,023,620
586,400	Micron Technology, Inc. *	28,622,184
159,000	ON Semiconductor Corp. *	3,803,280
242,000	Texas Instruments, Inc.	26,220,700

	Total Semiconductors & Semiconductor Equipment	103,475,968

Shares	Description	Value ($)
	Software & Services — 10.2%
39,800	Adobe Systems, Inc. *	8,323,374
74,555	Amdocs Ltd.	4,904,974
111,180	CA, Inc.	3,902,418
273,200	Cadence Design Systems, Inc. *	10,591,964
24,800	CSG Systems International, Inc.	1,157,664
172,700	DXC Technology Co.	17,708,658
382,300	eBay, Inc. *	16,385,378
64,600	Intuit, Inc.	10,779,156
48,600	Leidos Holdings, Inc.	3,076,866
103,700	Mastercard, Inc. – Class A	18,226,312
41,441	Net 1 UEPS Technologies, Inc. *	424,770
525,900	Oracle Corp.	26,647,353
28,700	Progress Software Corp.	1,345,169
24,400	Red Hat, Inc. *	3,596,560
32,180	Sykes Enterprises, Inc. *	935,151
148,700	Synopsys, Inc.*	12,590,429

	Total Software & Services	140,596,196

	Technology Hardware & Equipment — 7.4%
73,500	Apple, Inc.	13,091,820
47,200	Arrow Electronics, Inc. *	3,850,576
12,282	ePlus, Inc. *	940,187
1,378,500	HP, Inc.	32,243,115
33,702	Insight Enterprises, Inc. *	1,177,211
255,700	Juniper Networks, Inc.	6,561,262
34,400	Motorola Solutions, Inc.	3,651,560
100,500	NetApp, Inc.	6,085,275
158,600	TE Connectivity Ltd.	16,350,074
30,238	Tech Data Corp. *	3,124,795
80,500	Vishay Intertechnology, Inc.	1,481,200
107,700	Western Digital Corp.	9,374,208
109,000	Xerox Corp.	3,304,880

	Total Technology Hardware & Equipment	101,236,163

	Telecommunication Services — 0.3%
125,900	Telephone & Data Systems, Inc.	3,530,236
23,100	United States Cellular Corp. *	891,429

	Total Telecommunication Services	4,421,665

	Utilities — 2.1%
80,300	Ameren Corp.	4,360,290
100,000	American Electric Power Co., Inc.	6,558,000
63,589	DTE Energy Co.	6,408,499
157,600	Exelon Corp.	5,837,504
169,700	NiSource, Inc.	3,925,161
41,300	UGI Corp.	1,779,617

	Total Utilities	28,869,071

	TOTAL COMMON STOCKS (COST $1,203,120,732)	1,361,150,817

See accompanying notes to the financial statements.	81

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	MUTUAL FUNDS — 0.5%

	Affiliated Issuers — 0.5%
298,759	GMO U.S. Treasury Fund	7,460,010

	TOTAL MUTUAL FUNDS (COST $7,462,998)	7,460,010

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
1,193,552	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (a)	1,193,552

	TOTAL SHORT-TERM INVESTMENTS (COST $1,193,552)	1,193,552

	TOTAL INVESTMENTS — 99.7% (Cost $1,211,777,282)	1,369,804,379
	Other Assets and Liabilities (net) — 0.3%	3,911,967

	TOTAL NET ASSETS — 100.0%	$1,373,716,346

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
20	S&P 500 E-mini	March 2018	$2,714,400	$74,241

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 83.

82	See accompanying notes to the financial statements.

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2018 (Unaudited)

Portfolio Abbreviations:

ADR - American Depositary Receipt

CDI - Certificado de Deposito Interbancario

CP - Counterparty

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

CVA - Certificaaten van aandelen (Share Certificates)

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

JSC - Joint-Stock Company

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

OTC - Over-the-Counter

PJSC - Private Joint-Stock Company

QPSC - Qatari Public Shareholding Company

REIT - Real Estate Investment Trust

USBM - U.S. Treasury 3 Month Bill Money Market Yield

Counterparty Abbreviations:

GSCO - Goldman Sachs & Co.

GS - Goldman Sachs International

MSCI - Morgan Stanley & Co. International PLC

MSLC - Morgan Stanley & Co. LLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

EUR - Euro

GBP - British Pound

PHP - Philippine Peso

THB - Thai Baht

USD - United States Dollar

See accompanying notes to the financial statements.	83

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2018

	Climate Change Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Foreign Small Companies Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$751,549	$171,159,925	$154,424,372	$1,595,796
Investments in unaffiliated issuers, at value (Note 2)(b)	26,004,575	2,158,784,453	4,902,507,551	140,454,246
Foreign currency, at value (Note 2)(c)	4,945	734,323	11,989,910	52,637
Cash	—	—	135,219	3
Receivable for investments sold	—	80,210,828	34,628,246	2,073,876
Receivable for Fund shares sold	—	6,000,000	1,374,347	—
Dividend withholding tax receivable	12,293	170,004	7,285	526,154
Dividends and interest receivable	14,018	9,147,433	21,837,825	502,064
Unrealized appreciation on open forward currency contracts (Note 4)	—	2,394,566	—	—
Receivable for variation margin on open futures contracts (Note 4)	—	483,765	—	—
Due from broker (Note 2)	—	731,820	15,216,000	59,615
Receivable for open OTC swap contracts (Note 4)	—	—	435,941	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	5,344	32,032	524,018	17,019

Total assets	26,792,724	2,429,849,149	5,143,080,714	145,281,410

Liabilities:
Payable for investments purchased	952	22,585,793	21,508,215	3,015
Payable for Fund shares repurchased	—	—	7,539,429	—
Accrued foreign capital gains tax payable (Note 2)	—	277,504	1,961,331	—
Payable to affiliate for (Note 5):
Management fee	12,279	1,397,730	2,959,594	81,902
Shareholder service fee	3,070	241,177	320,613	15,765
Payable for variation margin on open futures contracts (Note 4)	—	1,437,540	4,149,600	24,322
Unrealized depreciation on open forward currency contracts (Note 4)	—	38,794	—	—
Miscellaneous payable	—	—	1,008,500	—
Payable to agents unaffiliated with GMO	1	402	784	18
Payable to Trustees and related expenses	552	4,633	8,899	575
Accrued expenses	81,785	563,722	1,586,712	222,685

Total liabilities	98,639	26,547,295	41,043,677	348,282

Net assets	$26,694,085	$2,403,301,854	$5,102,037,037	$144,933,128

(a) Cost of investments – affiliated issuers:	$751,849	$142,900,591	$116,231,497	$1,595,796
(b) Cost of investments – unaffiliated issuers:	$24,524,054	$1,893,257,181	$4,188,870,263	$128,866,735
(c) Cost of foreign currency:	$4,975	$737,958	$12,002,528	$52,602

84	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2018 — (Continued)

	Climate Change Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Foreign Small Companies Fund
Net assets consist of:
Paid-in capital	$24,584,750	$1,922,323,662	$5,846,814,045	$130,822,404
Accumulated undistributed (distributions in excess of) net investment income	123,555	(13,085,275)	(17,207,475)	(656,513)
Accumulated net realized gain (loss)	504,955	199,312,610	(1,495,893,329)	3,203,730
Net unrealized appreciation (depreciation)	1,480,825	294,750,857	768,323,796	11,563,507

	$26,694,085	$2,403,301,854	$5,102,037,037	$144,933,128

Net assets attributable to:
Class II	$—	$700,210,679	$479,639,678	$—

Class III	$26,694,085	$121,510,793	$390,826,722	$55,169,245

Class IV	$—	$300,729,735	$485,103,665	$89,763,883

Class V	$—	$1,280,850,647	$170,962,220	$—

Class VI	$—	$—	$3,575,504,752	$—

Shares outstanding:
Class II	—	24,261,204	13,171,241	—

Class III	1,121,361	4,209,931	10,703,604	3,864,831

Class IV	—	10,413,480	13,413,860	6,305,116

Class V	—	44,403,783	4,740,117	—

Class VI	—	—	98,890,676	—

Net asset value per share:
Class II	$—	$28.86	$36.42	$—

Class III	$23.81	$28.86	$36.51	$14.27

Class IV	$—	$28.88	$36.16	$14.24

Class V	$—	$28.85	$36.07	$—

Class VI	$—	$—	$36.16	$—

See accompanying notes to the financial statements.	85

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2018 — (Continued)

	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund	Resources Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$61,069,100	$1,181,128	$51,092,040	$6,504,509
Investments in unaffiliated issuers, at value (Note 2)(b)	4,981,614,237	80,321,365	8,143,693,323	343,185,713
Foreign currency, at value (Note 2)(c)	294,206	17,733	456,493	3,726
Cash	—	—	234	162
Receivable for investments sold	—	—	8,917,821	—
Receivable for Fund shares sold	9,511,738	2,023	1,485,506	82,398
Dividend withholding tax receivable	7,923,171	439,008	1,667,397	12,202
Dividends and interest receivable	8,650,352	131,169	14,694,575	754,114
Due from broker (Note 2)	1,965,104	55,302	—	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	92,664	2,212	83,217	—

Total assets	5,071,120,572	82,149,940	8,222,090,606	350,542,824

Liabilities:
Payable for investments purchased	—	—	11,867,866	—
Payable for Fund shares repurchased	891	—	6,705,733	—
Payable for recoupment of past waived and/or reimbursement fees (Note 5)	—	—	—	3,106
Payable to affiliate for (Note 5):
Management fee	1,960,726	24,097	2,077,325	130,667
Shareholder service fee	375,633	6,000	642,844	28,077
Payable for variation margin on open futures contracts (Note 4)	456,875	11,825	—	—
Payable to agents unaffiliated with GMO	773	9	1,326	66
Payable to Trustees and related expenses	11,324	208	18,554	710
Accrued expenses	629,386	213,088	711,373	146,628

Total liabilities	3,435,608	255,227	22,025,021	309,254

Net assets	$5,067,684,964	$81,894,713	$8,200,065,585	$350,233,570

(a) Cost of investments – affiliated issuers:	$61,084,746	$1,181,854	$51,112,501	$6,506,313
(b) Cost of investments – unaffiliated issuers:	$4,231,718,926	$67,763,044	$5,517,920,166	$252,817,425
(c) Cost of foreign currency:	$294,455	$17,910	$461,067	$3,664

86	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2018 — (Continued)

	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund	Resources Fund
Net assets consist of:
Paid-in capital	$5,462,671,757	$70,774,782	$5,307,390,160	$314,189,702
Accumulated undistributed (distributions in excess of) net investment income	(13,818,897)	(1,455,458)	11,906,414	(6,055,705)
Accumulated net realized gain (loss)	(1,131,404,250)	120,055	254,973,346	(48,275,525)
Net unrealized appreciation (depreciation)	750,236,354	12,455,334	2,625,795,665	90,375,098

	$5,067,684,964	$81,894,713	$8,200,065,585	$350,233,570

Net assets attributable to:
Class II	$23,736,185	$—	$—	$—

Class III	$485,781,711	$81,118,949	$3,524,102,926	$54,037,103

Class IV	$4,558,167,068	$775,764	$957,900,413	$296,196,467

Class V	$—	$—	$156,086,403	$—

Class VI	$—	$—	$3,561,975,843	$—

Shares outstanding:
Class II	1,004,597	—	—	—

Class III	20,309,340	3,081,317	140,221,544	2,587,405

Class IV	190,932,196	29,526	38,055,118	14,231,327

Class V	—	—	6,200,351	—

Class VI	—	—	141,724,824	—

Net asset value per share:
Class II	$23.63	$—	$—	$—

Class III	$23.92	$26.33	$25.13	$20.88

Class IV	$23.87	$26.27	$25.17	$20.81

Class V	$—	$—	$25.17	$—

Class VI	$—	$—	$25.13	$—

See accompanying notes to the financial statements.	87

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2018 — (Continued)

	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$—	$1,066,810	$7,460,010
Investments in unaffiliated issuers, at value (Note 2)(b)	143,717,939	67,520,163	1,362,344,369
Foreign currency, at value (Note 2)(c)	—	23,951	—
Cash	8	—	—
Receivable for investments sold	—	1,016,766	—
Receivable for Fund shares sold	1,621,523	—	2,983,095
Dividend withholding tax receivable	—	133,253	—
Dividends and interest receivable	147,042	175,360	2,525,975
Receivable for variation margin on open futures contracts (Note 4)	—	—	—
Due from broker (Note 2)	1,469,954	43,144	365,008
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	5,847	17,243	12,257

Total assets	146,962,313	69,996,690	1,375,690,714

Liabilities:
Payable for Fund shares repurchased	—	1,000,000	1,359,591
Accrued foreign capital gains tax payable (Note 2)	—	9,143	—
Payable to affiliate for (Note 5):
Management fee	49,576	27,016	328,312
Shareholder service fee	6,309	8,105	65,378
Payable for variation margin on open futures contracts (Note 4)	—	9,380	17,767
Written options outstanding, at value (Note 4)(d)	1,137,772	—	—
Payable to agents unaffiliated with GMO	28	9	224
Payable to Trustees and related expenses	365	286	3,062
Accrued expenses	96,665	161,019	200,034

Total liabilities	1,290,715	1,214,958	1,974,368

Net assets	$145,671,598	$68,781,732	$1,373,716,346

(a) Cost of investments – affiliated issuers:	$—	$1,067,237	$7,462,998
(b) Cost of investments – unaffiliated issuers:	$143,887,985	$43,307,361	$1,204,314,284
(c) Cost of foreign currency:	$—	$24,075	$—
(d) Premiums on written options:	$1,564,787	$—	$—

88	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2018 — (Continued)

	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Net assets consist of:
Paid-in capital	$149,347,612	$58,955,565	$1,133,899,202
Accumulated undistributed (distributions in excess of) net investment income	219,156	(525,892)	2,966,523
Accumulated net realized gain (loss)	(4,152,139)	(13,803,737)	78,749,283
Net unrealized appreciation (depreciation)	256,969	24,155,796	158,101,338

	$145,671,598	$68,781,732	$1,373,716,346

Net assets attributable to:
Class III	$3,433,995	$68,781,732	$77,297,134

Class IV	$—	$—	$36,025,165

Class V	$—	$—	$60,386,201

Class VI	$142,237,603	$—	$1,200,007,846

Shares outstanding:
Class III	128,418	4,045,179	5,016,035

Class IV	—	—	2,335,768

Class V	—	—	3,934,848

Class VI	5,290,606	—	78,393,091

Net asset value per share:
Class III	$26.74	$17.00	$15.41

Class IV	$—	$—	$15.42

Class V	$—	$—	$15.35

Class VI	$26.88	$—	$15.31

See accompanying notes to the financial statements.	89

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2018

	Climate Change Fund*	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Foreign Small Companies Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	$278,653	$42,854,237	$158,716,148	$14,516,010
Dividends from affiliated issuers (Note 10)	8,482	2,701,266	2,763,805	88,965
Interest	—	404,419	997,839	30,167

Total investment income	287,135	45,959,922	162,477,792	14,635,142

Expenses:
Management fee (Note 5)	92,433	17,119,290	38,424,346	2,954,842
Shareholder service fee – Class II (Note 5)	—	1,443,793	1,062,887	—
Shareholder service fee – Class III (Note 5)	23,108	196,330	344,456	222,409
Shareholder service fee – Class IV (Note 5)	—	360,349	701,816	299,358
Shareholder service fee – Class V (Note 5)	—	977,529	123,090	—
Shareholder service fee – Class VI (Note 5)	—	1,205 **	1,978,499	—
Audit and tax fees	69,052	142,601	308,878	143,400
Custodian, fund accounting agent and transfer agent fees	21,416	2,171,940	5,630,309	424,248
Legal fees	7,568	34,712	70,455	15,457
Registration fees	4,265	8,520	35,787	3,631
Trustees’ fees and related expenses (Note 5)	828	51,266	114,094	11,080
Miscellaneous	13,562	27,510	59,183	24,533

Total expenses	232,232	22,535,045	48,853,800	4,098,958
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(112,432)	(494,378)	(6,940,822)	(1,829,072)

Net expenses	119,800	22,040,667	41,912,978	2,269,886

Net investment income (loss)	167,335	23,919,255	120,564,814	12,365,256

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	1,135,823	385,509,752	598,371,085	152,781,161
Investments in affiliated issuers	(2,633)	(1,058,480)	1,869,309	(6,332)
Futures contracts	—	17,257,928	31,278,684	648,798
Swap contracts	—	14,964,975	2,819,214	—
Forward currency contracts	—	(1,400,179)	—	—
Foreign currency and foreign currency related transactions	(4,870)	(202,305)	(1,080,393)	(440,344)

Net realized gain (loss)	1,128,320	415,071,691	633,257,899	152,983,283 ***

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	1,480,521	126,216,547	333,398,850	(55,460,519)
Investments in affiliated issuers	(300)	13,301,504	13,223,985	2,788
Futures contracts	—	(6,704,219)	17,956,362	(32,848)
Swap contracts	—	(740,882)	(599,390)	—
Forward currency contracts	—	1,866,853	—	302,043
Foreign currency and foreign currency related transactions	604	2,135,069	(995,090)	77,777

Net change in unrealized appreciation (depreciation)	1,480,825	136,074,872	362,984,717	(55,110,759)

Net realized and unrealized gain (loss)	2,609,145	551,146,563	996,242,616	97,872,524

Net increase (decrease) in net assets resulting from operations	$2,776,480	$575,065,818	$1,116,807,430	$110,237,780

(a) Withholding tax:	$29,786	$2,916,868	$23,884,686	$1,444,110
(b) Foreign capital gains tax on net realized gain (loss):	$—	$8,273,206	$6,282,014	$—
(c) Foreign capital gains tax on change in net unrealized appreciation (depreciation):	$—	$(1,961,460)	$(627,721)	$—
* Period from April 5, 2017 (commencement of operations) through February 28, 2018.
** Class VI liquidated on March 29, 2017.
*** For the details related to in-kind redemption realized gain (loss) please refer to Note 6.

90	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2018 — (Continued)

	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund	Resources Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	$169,484,117	$4,122,804	$162,708,383	$6,702,106
Dividends from affiliated issuers (Note 10)	380,748	14,518	1,384,313	49,233
Interest	27,477	8,431	987,345	5,961

Total investment income	169,892,342	4,145,753	165,080,041	6,757,300

Expenses:
Management fee (Note 5)	27,686,400	415,971	27,662,431	1,237,343
Shareholder service fee –Class II (Note 5)	37,201	—	—	—
Shareholder service fee –Class III (Note 5)	832,764	13,607	5,265,532	35,794
Shareholder service fee –Class IV (Note 5)	4,468,675	90,312	1,060,238	223,606
Shareholder service fee –Class V (Note 5)	—	—	314,289	—
Shareholder service fee –Class VI (Note 5)	—	26 *	1,920,984	—
Audit and tax fees	181,907	226,071	102,984	86,708
Custodian, fund accounting agent and transfer agent fees	1,885,086	170,352	1,140,562	284,251
Legal fees	66,501	7,945	92,340	9,549
Registration fees	21,503	14,756	28,149	2,484
Trustees’ fees and related expenses (Note 5)	126,574	1,623	195,855	5,587
Recoupment of past waived and/or reimbursed fees (Note 5)	—	—	—	14,512
Miscellaneous	50,856	14,314	25,052	15,409

Total expenses	35,357,467	954,977	37,808,416	1,915,243
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(2,110,216)	(293,752)	(1,348,128)	(144,580)

Net expenses	33,247,251	661,225	36,460,288	1,770,663

Net investment income (loss)	136,645,091	3,484,528	128,619,753	4,986,637

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)	327,569,146	13,618,416	713,207,992	12,985,895
Investments in affiliated issuers	(33,122)	(11,145)	(120,039)	(2,988)
Futures contracts	5,402,203	172,648	—	—
Foreign currency and foreign currency related transactions	196,933	(94,394)	100,379	(3,692)

Net realized gain (loss)	333,135,160	13,685,525	713,188,332	12,979,215

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)	609,281,995	5,426,445	922,362,340	42,858,314
Investments in affiliated issuers	(15,646)	(730)	(37,441)	(2,585)
Futures contracts	(5,376)	(42,734)	—	—
Foreign currency and foreign currency related transactions	1,745,603	224,282	556,969	15,318

Net change in unrealized appreciation (depreciation)	611,006,576	5,607,263	922,881,868	42,871,047

Net realized and unrealized gain (loss)	944,141,736	19,292,788	1,636,070,200	55,850,262

Net increase (decrease) in net assets resulting from operations	$1,080,786,827	$22,777,316	$1,764,689,953	$60,836,899

(a) Withholding tax:	$16,792,495	$412,504	$2,605,420	$640,262
* Class VI liquidated on March 29, 2017.

See accompanying notes to the financial statements.	91

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2018 — (Continued)

	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	$5,332	$3,222,538	$35,258,008
Interest	1,468,466	—	29,436
Dividends from affiliated issuers (Note 10)	—	11,993	122,889

Total investment income	1,473,798	3,234,531	35,410,333

Expenses:
Management fee (Note 5)	679,159	529,525	4,875,611
Shareholder service fee – Class III (Note 5)	6,472	158,857	110,609
Shareholder service fee – Class IV (Note 5)	—	—	29,815
Shareholder service fee – Class V (Note 5)	—	—	110,546
Shareholder service fee – Class VI (Note 5)	80,636	—	736,543
Audit and tax fees	51,970	129,205	71,447
Custodian, fund accounting agent and transfer agent fees	35,275	237,910	168,465
Legal fees	2,056	8,916	31,606
Registration fees	3,769	2,765	22,845
Trustees’ fees and related expenses (Note 5)	3,530	2,564	36,718
Miscellaneous	26,277	38,910	13,556

Total expenses	889,144	1,108,652	6,207,761
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(118,582)	(363,311)	(295,942)

Net expenses	770,562	745,341	5,911,819

Net investment income (loss)	703,236	2,489,190	29,498,514

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)	7,118	17,504,488	188,004,161
Investments in affiliated issuers	—	(347)	(7,109)
Futures contracts	—	99,587	2,120,298
Written options	9,169,404	—	—
Foreign currency and foreign currency related transactions	(79,414)	(14,753)	—

Net realized gain (loss)	9,097,108	17,588,975	190,117,350

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	(153,639)	4,163,998	(18,525,563)
Investments in affiliated issuers	—	(430)	(2,988)
Futures contracts	—	(45,489)	74,241
Written options	(273,901)	—	—
Foreign currency and foreign currency related transactions	—	43,864	—

Net change in unrealized appreciation (depreciation)	(427,540)	4,161,943	(18,454,310)

Net realized and unrealized gain (loss)	8,669,568	21,750,918	171,663,040

Net increase (decrease) in net assets resulting from operations	$9,372,804	$24,240,108	$201,161,554

(a) Withholding tax:	$—	$359,947	$4,693
(b) Foreign capital gains tax on change in net unrealized appreciation (depreciation):	$—	$9,143	$—

92	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

	Climate Change Fund	Emerging Domestic Opportunities Fund
	Period from April 5, 2017 (commencement of operations) through February 28,	Year Ended February 28,
	2018	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$167,335	$23,919,255	$24,223,477
Net realized gain (loss)	1,128,320	415,071,691	63,783,078
Change in net unrealized appreciation (depreciation)	1,480,825	136,074,872	286,724,494

Net increase (decrease) in net assets from operations	2,776,480	575,065,818	374,731,049

Distributions to shareholders from:
Net investment income
Class II	—	(8,577,224)	(16,074,541)
Class III	(176,067)	(1,697,769)	(4,625,740)
Class IV	—	(4,239,894)	(16,393,890)
Class V	—	(16,995,140)	(22,714,666)
Class VI	—	— *	(301,900)

Total distributions from net investment income	(176,067)	(31,510,027)	(60,110,737)

Net realized gains
Class III	(491,078)	—	—

Total distributions from net realized gains	(491,078)	—	—

Net share transactions (Note 9):
Class II	—	(60,122,470)	(49,674,608)
Class III	24,584,750	(39,709,374)	(148,973,139)
Class IV	—	(119,146,650)	(551,680,333)
Class V	—	61,706,976	584,300,107
Class VI	—	(16,244,932)*	4,115,333

Increase (decrease) in net assets resulting from net share transactions	24,584,750	(173,516,450)	(161,912,640)

Purchase premiums and redemption fees (Notes 2 and 9):
Class II	—	617,648	666,973
Class III	—	118,506	189,178
Class IV	—	312,031	789,104
Class V	—	1,095,122	627,488
Class VI	—	2,117 *	12,335

Increase in net assets resulting from purchase premiums and redemption fees	—	2,145,424	2,285,078

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	24,584,750	(171,371,026)	(159,627,562)

Total increase (decrease) in net assets	26,694,085	372,184,765	154,992,750

Net assets:
Beginning of period	—	2,031,117,089	1,876,124,339

End of period	$26,694,085	$2,403,301,854	$2,031,117,089

Accumulatedundistributed (distributions in excess of) net investment income	$123,555	$(13,085,275)	$(26,884,070)

* Class VI liquidated on March 29, 2017.

See accompanying notes to the financial statements.	93

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Emerging Markets Fund		Foreign Small Companies Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$120,564,814	$112,638,039	$12,365,256	$16,996,400
Net realized gain (loss)	633,257,899	(370,563,280)	152,983,283	18,702,055
Change in net unrealized appreciation (depreciation)	362,984,717	1,756,659,281	(55,110,759)	88,052,231

Net increase (decrease) in net assets from operations	1,116,807,430	1,498,734,040	110,237,780	123,750,686

Distributions to shareholders from:
Net investment income
Class II	(11,956,275)	(9,908,272)	—	—
Class III	(5,490,308)	(5,175,773)	(3,824,869)	(8,085,286)
Class IV	(14,250,088)	(6,690,386)	(9,440,862)	(15,561,235)
Class V	(4,213,667)	(9,258,670)	—	—
Class VI	(100,502,683)	(78,005,121)	—	—

Total distributions from net investment income	(136,413,021)	(109,038,222)	(13,265,731)	(23,646,521)

Net realized gains
Class III	—	—	(13,747,999)	—
Class IV	—	—	(32,945,889)	—

Total distributions from net realized gains	—	—	(46,693,888)	—

Net share transactions (Note 9):
Class II	(111,903,150)	(177,168,152)	—	—
Class III	42,508,224	52,256,879	(209,670,456)	(103,344,633)
Class IV	(225,782,751)	241,413,390	(514,884,481)	(102,922,984)
Class V	33,512,592	(258,808,154)	—	—
Class VI	(650,491,952)	(1,166,985,719)	—	—

Increase (decrease) in net assets resulting from net share transactions	(912,157,037)	(1,309,291,756)	(724,554,937)	(206,267,617)

Purchase premiums and redemption fees (Notes 2 and 9):
Class II	1,611,194	1,529,910	—	—
Class III	737,313	719,593	398,979	332,346
Class IV	2,193,709	922,716	830,322	843,880
Class V	479,079	1,099,805	—	—
Class VI	11,838,878	11,065,007	—	—

Increase in net assets resulting from purchase premiums and redemption fees	16,860,173	15,337,031	1,229,301	1,176,226

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(895,296,864)	(1,293,954,725)	(723,325,636)	(205,091,391)

Total increase (decrease) in net assets	85,097,545	95,741,093	(673,047,475)	(104,987,226)

Net assets:
Beginning of period	5,016,939,492	4,921,198,399	817,980,603	922,967,829

End of period	$5,102,037,037	$5,016,939,492	$144,933,128	$817,980,603

Accumulated undistributed (distributions in excess of) net investment income	$(17,207,475)	$(33,369,509)	$(656,513)	$(7,947,837)

94	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Equity Fund		International Large/Mid Cap Equity Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$136,645,091	$234,589,376	$3,484,528	$35,443,205
Net realized gain (loss)	333,135,160	(369,427,536)	13,685,525	(97,865,009)
Change in net unrealized appreciation (depreciation)	611,006,576	1,244,221,114	5,607,263	197,009,217

Net increase (decrease) in net assets from operations	1,080,786,827	1,109,382,954	22,777,316	134,587,413

Distributions to shareholders from:
Net investment income
Class II	(592,109)	(1,695,696)	—	—
Class III	(15,748,937)	(29,374,478)	(520,210)	(8,124,692)
Class IV	(157,085,524)	(231,403,335)	(3,905,515)	(17,599,928)
Class VI	—	—	— *	(14,995,054)

Total distributions from net investment income	(173,426,570)	(262,473,509)	(4,425,725)	(40,719,674)

Net realized gains
Class III	—	—	(391,628)	—
Class IV	—	—	(9,849,041)	—

Total distributions from net realized gains	—	—	(10,240,669)	—

Net share transactions (Note 9):
Class II	11,254,887	(77,406,799)	—	—
Class III	(340,134,465)	(418,557,020)	41,540,025	(454,115,817)
Class IV	(1,324,181,462)	(2,713,470,910)	(152,989,906)	(549,754,619)
Class VI	—	—	(616,556)*	(285,325,217)

Increase (decrease) in net assets resulting from net share transactions	(1,653,061,040)	(3,209,434,729)	(112,066,437)	(1,289,195,653)

Total increase (decrease) in net assets	(745,700,783)	(2,362,525,284)	(103,955,515)	(1,195,327,914)

Net assets:
Beginning of period	5,813,385,747	8,175,911,031	185,850,228	1,381,178,142

End of period	$5,067,684,964	$5,813,385,747	$81,894,713	$185,850,228

Accumulated undistributed (distributions in excess of) net investment income	$(13,818,897)	$(1,659,043)	$(1,455,458)	$(801,660)

* Class VI liquidated on March 29, 2017.

See accompanying notes to the financial statements.	95

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Quality Fund		Resources Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$128,619,753	$144,430,599	$4,986,637	$4,336,029
Net realized gain (loss)	713,188,332	124,186,937	12,979,215	(15,646,712)
Change in net unrealized appreciation (depreciation)	922,881,868	1,215,507,372	42,871,047	92,766,423

Net increase (decrease) in net assets from operations	1,764,689,953	1,484,124,908	60,836,899	81,455,740

Distributions to shareholders from:
Net investment income
Class III	(56,641,958)	(57,275,158)	(880,349)	(537,264)
Class IV	(15,493,213)	(22,564,133)	(10,056,534)	(5,489,443)
Class V	(4,742,268)	(7,845,378)	—	—
Class VI	(59,448,671)	(60,728,903)	—	—

Total distributions from net investment income	(136,326,110)	(148,413,572)	(10,936,883)	(6,026,707)

Net realized gains
Class III	(219,320,323)	(70,068,944)	—	—
Class IV	(58,604,732)	(20,077,057)	—	—
Class V	(16,385,208)	(7,430,364)	—	—
Class VI	(218,783,386)	(57,344,795)	—	—

Total distributions from net realized gains	(513,093,649)	(154,921,160)	—	—

Net share transactions (Note 9):
Class III	(524,533,540)	(947,621,009)	27,821,128	2,267,643
Class IV	(403,819,622)	(265,229,455)	59,123,014	(49,883,908)
Class V	(369,399,954)	132,591,501	—	—
Class VI	(249,653,450)	1,259,875,418	—	—

Increase (decrease) in net assets resulting from net share transactions	(1,547,406,566)	179,616,455	86,944,142	(47,616,265)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	60,364	19,745
Class IV	—	—	507,680	204,990

Increase in net assets resulting from purchase premiums and redemption fees	—	—	568,044	224,735

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(1,547,406,566)	179,616,455	87,512,186	(47,391,530)

Total increase (decrease) in net assets	(432,136,372)	1,360,406,631	137,412,202	28,037,503

Net assets:
Beginning of period	8,632,201,957	7,271,795,326	212,821,368	184,783,865

End of period	$8,200,065,585	$8,632,201,957	$350,233,570	$212,821,368

Accumulated undistributed (distributions in excess of) net investment income	$11,906,414	$12,124,473	$(6,055,705)	$(1,125,547)

96	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Risk Premium Fund		Tax-Managed International Equities Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$703,236	$(149,080)	$2,489,190	$4,929,895
Net realized gain (loss)	9,097,108	38,623,802	17,588,975	12,543,953
Change in net unrealized appreciation (depreciation)	(427,540)	(1,976,415)	4,161,943	7,346,320

Net increase (decrease) in net assets from operations	9,372,804	36,498,307	24,240,108	24,820,168

Distributions to shareholders from:
Net investment income
Class III	(7,176)	—	(3,315,762)	(5,479,378)
Class VI	(463,232)	—	—	—

Total distributions from net investment income	(470,408)	—	(3,315,762)	(5,479,378)

Net realized gains
Class III	(717,032)	(544,070)	—	—
Class VI	(23,541,333)	(12,713,932)	—	—

Total distributions from net realized gains	(24,258,365)	(13,258,002)	—	—

Net share transactions (Note 9):
Class III	(1,182,676)	(2,521,322)	(67,875,263)	(119,585,524)
Class VI	1,739,919	(91,116,939)	—	—

Increase (decrease) in net assets resulting from net share transactions	557,243	(93,638,261)	(67,875,263)	(119,585,524)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	1,406	6,093	—	—
Class VI	45,191	154,283	—	—

Increase in net assets resulting from purchase premiums and redemption fees	46,597	160,376	—	—

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	603,840	(93,477,885)	(67,875,263)	(119,585,524)

Total increase (decrease) in net assets	(14,752,129)	(70,237,580)	(46,950,917)	(100,244,734)

Net assets:
Beginning of period	160,423,727	230,661,307	115,732,649	215,977,383

End of period	$145,671,598	$160,423,727	$68,781,732	$115,732,649

Accumulated undistributed (distributions in excess of) net investment income	$219,156	$(8,343)	$(525,892)	$(375,725)

See accompanying notes to the financial statements.	97

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	U.S. Equity Allocation Fund
	Year Ended February 28,
	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$29,498,514	$53,844,150
Net realized gain (loss)	190,117,350	308,821,319
Change in net unrealized appreciation (depreciation)	(18,454,310)	274,479,806

Net increase (decrease) in net assets from operations	201,161,554	637,145,275

Distributions to shareholders from:
Net investment income
Class III	(1,071,935)	(3,242,235)
Class IV	(426,461)	(3,297,483)
Class V	(2,144,892)	(2,051,735)
Class VI	(24,505,927)	(54,438,157)

Total distributions from net investment income	(28,149,215)	(63,029,610)

Net realized gains
Class III	(6,499,591)	(10,903,518)
Class IV	(2,930,389)	(4,144,649)
Class V	(12,130,947)	(14,444,911)
Class VI	(123,226,362)	(169,453,338)

Total distributions from net realized gains	(144,787,289)	(198,946,416)

Net share transactions (Note 9):
Class III	(32,682,528)	(102,529,429)
Class IV	18,607,196	(534,602,197)
Class V	(106,801,014)	162,994,661
Class VI	(294,652,578)	(2,687,005,631)

Increase (decrease) in net assets resulting from net share transactions	(415,528,924)	(3,161,142,596)

Total increase (decrease) in net assets	(387,303,874)	(2,785,973,347)

Net assets:
Beginning of period	1,761,020,220	4,546,993,567

End of period	$1,373,716,346	$1,761,020,220

Accumulated undistributed (distributions in excess of) net investment income	$2,966,523	$1,744,705

98	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout the period)

CLIMATE CHANGE FUND

Class III Shares
Period from April 5, 2017 (commencement of operations) through February 28, 2018
Net asset value, beginning of period	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.23
Net realized and unrealized gain (loss)	4.41

Total from investment operations	4.64

Less distributions to shareholders:
From net investment income	(0.22)
From net realized gains	(0.61)

Total distributions	(0.83)

Net asset value, end of period	$23.81

Total Return(b)	23.28	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$26,694
Net expenses to average daily net assets(c)	0.78	%*
Net investment income (loss) to average daily net assets(a)	1.09	%*
Portfolio turnover rate(d)	44	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.73	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the period ended February 28, 2018, including transactions in USTF, was 174% of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	99

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING DOMESTIC OPPORTUNITIES FUND

	Class II Shares								Class III Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2018		2017		2016	2015	2014		2018		2017		2016	2015	2014
Net asset value, beginning of period	$22.64		$19.36		$23.99	$22.55	$24.60		$22.64		$19.35		$23.98	$22.54	$24.59

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.25		0.25		0.34	0.28	0.26		0.27		0.27		0.36	0.29	0.30
Net realized and unrealized gain (loss)	6.33		3.68		(4.60)	1.55	(1.22)		6.32		3.68		(4.60)	1.55	(1.24)

Total from investment operations	6.58		3.93		(4.26)	1.83	(0.96)		6.59		3.95		(4.24)	1.84	(0.94)

Less distributions to shareholders:
From net investment income	(0.36)		(0.65)		(0.37)	(0.23)	(0.30)		(0.37)		(0.66)		(0.39)	(0.24)	(0.32)
From net realized gains	—		—		—	(0.16)	(0.79)		—		—		—	(0.16)	(0.79)

Total distributions	(0.36)		(0.65)		(0.37)	(0.39)	(1.09)		(0.37)		(0.66)		(0.39)	(0.40)	(1.11)

Net asset value, end of period	$28.86		$22.64		$19.36	$23.99	$22.55		$28.86		$22.64		$19.35	$23.98	$22.54

Total Return(b)	29.10%		20.62%		(17.91)%	8.18%	(4.01)%		29.17%		20.73%		(17.86)%	8.23%	(3.95)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$700,211		$603,565		$556,539	$738,035	$621,278		$121,511		$129,068		$242,740	$336,488	$384,757
Net expenses to average daily net assets(c)	1.06%		1.06%		1.07%	1.07%	1.07	%(d)	0.99%		0.99%		1.00%	1.00%	1.00	%(d)
Net investment income (loss) to average daily net assets(a)	0.96%		1.12%		1.51%	1.21%	1.09%		1.05%		1.26%		1.61%	1.26%	1.23%
Portfolio turnover rate	201	%(e)	227	%(e)	250%	204%	274%		201	%(e)	227	%(e)	250%	204%	274%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%		0.04%		0.04%	0.03%	0.03%		0.02%		0.05%		0.04%	0.03%	0.03%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03		$0.02		$0.04	$0.03	$0.10		$0.02		$0.02		$0.03	$0.03	$0.09

	Class IV Shares								Class V Shares
	Year Ended February 28/29,								Year Ended February 28/29,						Period from November 29, 2013 (commencement of operations) through February 28,
	2018		2017		2016	2015	2014		2018		2017		2016	2015	2014
Net asset value, beginning of period	$22.65		$19.36		$24.00	$22.56	$24.60		$22.62		$19.35		$23.98	$22.54	$24.52

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.27		0.29		0.36	0.30	0.31		0.29		0.23		0.37	0.31	0.01
Net realized and unrealized gain (loss)	6.34		3.67		(4.60)	1.56	(1.23)		6.33		3.73		(4.59)	1.55	(1.20)

Total from investment operations	6.61		3.96		(4.24)	1.86	(0.92)		6.62		3.96		(4.22)	1.86	(1.19)

Less distributions to shareholders:
From net investment income	(0.38)		(0.67)		(0.40)	(0.26)	(0.33)		(0.39)		(0.69)		(0.41)	(0.26)	(0.34)
From net realized gains	—		—		—	(0.16)	(0.79)		—		—		—	(0.16)	(0.45)

Total distributions	(0.38)		(0.67)		(0.40)	(0.42)	(1.12)		(0.39)		(0.69)		(0.41)	(0.42)	(0.79)

Net asset value, end of period	$28.88		$22.65		$19.36	$24.00	$22.56		$28.85		$22.62		$19.35	$23.98	$22.54

Total Return(b)	29.24%		20.80%		(17.84)%	8.29%	(3.88)%		29.31%		20.78%		(17.79)%	8.32%	(4.95	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$300,730		$335,225		$745,300	$686,589	$659,592		$1,280,851		$948,052		$322,379	$255,379	$235,753
Net expenses to average daily net assets(c)	0.94%		0.95%		0.96%	0.95%	0.95	%(d)	0.92%		0.93%		0.94%	0.93%	0.94	%*(d)
Net investment income (loss) to average daily net assets(a)	1.05%		1.34%		1.61%	1.29%	1.29%		1.09%		1.04%		1.65%	1.32%	0.09%
Portfolio turnover rate	201	%(e)	227	%(e)	250%	204%	274%		201	%(e)	227	%(e)	250%	204%	274	%**††
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%		0.04%		0.04%	0.03%	0.03%		0.02%		0.05%		0.04%	0.03%	0.06	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.03		$0.03	$0.03	$0.10		$0.03		$0.03		$0.04	$0.03	$0.02

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 254% and 271%, respectively, of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2014.
*	Annualized.
**	Not annualized.

100	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING MARKETS FUND

	Class II Shares								Class III Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2018		2017(a)		2016(a)	2015(a)	2014(a)		2018		2017(a)		2016(a)	2015(a)	2014(a)
Net asset value, beginning of period	$29.98		$22.80		$30.48	$30.60	$35.22		$30.05		$22.83		$30.57	$30.69	$35.31

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.75		0.57		0.72	0.84	0.75		0.72		0.57		0.66	0.81	0.81
Net realized and unrealized gain (loss)	6.58		7.22		(7.59)	0.00 (c)	(4.56)		6.64		7.27		(7.56)	0.06	(4.62)

Total from investment operations	7.33		7.79		(6.87)	0.84	(3.81)		7.36		7.84		(6.90)	0.87	(3.81)

Less distributions to shareholders:
From net investment income	(0.89)		(0.61)		(0.81)	(0.96)	(0.81)		(0.90)		(0.62)		(0.84)	(0.99)	(0.81)

Total distributions	(0.89)		(0.61)		(0.81)	(0.96)	(0.81)		(0.90)		(0.62)		(0.84)	(0.99)	(0.81)

Net asset value, end of period	$36.42		$29.98		$22.80	$30.48	$30.60		$36.51		$30.05		$22.83	$30.57	$30.69

Total Return(d)	24.66%		34.47%		(22.76)%	2.84%	(10.92)%		24.71%		34.67%		(22.80)%	2.91%	(10.87)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$479,640		$498,564		$532,366	$1,000,299	$1,308,100		$390,827		$301,786		$189,907	$283,712	$447,963
Net expenses to average daily net assets(e)	0.96%		1.07%		1.09%	1.07%	1.06	%(f)	0.91%		1.01%		1.04%	1.02%	1.01	%(f)
Net investment income (loss) to average daily net assets(b)	2.25%		2.08%		2.57%	2.66%	2.33%		2.14%		2.07%		2.45%	2.55%	2.45%
Portfolio turnover rate	87	%(g)	62	%(g)	104%	94%	98%		87	%(g)	62	%(g)	104%	94%	98%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.13%		0.04%		0.03%	0.03%	0.03%		0.11%		0.03%		0.01%	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.11		$0.09	(a)	$0.10 (a)	$0.11 (a)	$0.10	(a)	$0.11		$0.09	(a)	$0.10 (a)	$0.11 (a)	$0.11	(a)

	Class IV Shares								Class V Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2018		2017(a)		2016(a)	2015(a)	2014(a)		2018		2017(a)		2016(a)	2015(a)	2014(a)
Net asset value, beginning of period	$29.78		$22.65		$30.30	$30.45	$35.04		$29.70		$22.59		$30.24	$30.39	$34.98

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.83		0.53		0.69	0.84	0.84		0.77		0.61		0.72	0.87	0.78
Net realized and unrealized gain (loss)	6.47		7.24		(7.50)	0.00 (c)	(4.59)		6.53		7.15		(7.50)	0.00 (c)	(4.50)

Total from investment operations	7.30		7.77		(6.81)	0.84	(3.75)		7.30		7.76		(6.78)	0.87	(3.72)

Less distributions to shareholders:
From net investment income	(0.92)		(0.64)		(0.84)	(0.99)	(0.84)		(0.93)		(0.65)		(0.87)	(1.02)	(0.87)

Total distributions	(0.92)		(0.64)		(0.84)	(0.99)	(0.84)		(0.93)		(0.65)		(0.87)	(1.02)	(0.87)

Net asset value, end of period	$36.16		$29.78		$22.65	$30.30	$30.45		$36.07		$29.70		$22.59	$30.24	$30.39

Total Return(d)	24.74%		34.61%		(22.69)%	2.88%	(10.81)%		24.83%		34.67%		(22.67)%	2.93%	(10.74)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$485,104		$582,311		$268,085	$837,963	$748,429		$170,962		$110,257		$269,570	$170,125	$406,384
Net expenses to average daily net assets(e)	0.87%		0.96%		0.99%	0.97%	0.96	%(f)	0.81%		0.91%		0.94%	0.92%	0.91	%(f)
Net investment income (loss) to average daily net assets(b)	2.50%		1.92%		2.55%	2.64%	2.57%		2.29%		2.24%		2.69%	2.77%	2.39%
Portfolio turnover rate	87	%(g)	62	%(g)	104%	94%	98%		87	%(g)	62	%(g)	104%	94%	98%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.11%		0.03%		0.01%	0.01%	0.01%		0.14%		0.06%		0.04%	0.04%	0.04%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.11		$0.09	(a)	$0.10 (a)	$0.11 (a)	$0.10	(a)	$0.11		$0.08	(a)	$0.10 (a)	$0.10 (a)	$0.10	(a)

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	Net realized and unrealized gain (loss) was less than $0.01 per share.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 117% and 80%, respectively, of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	101

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING MARKETS FUND (continued)

Class VI Shares
Year Ended February 28/29,
2018			2017(a)		2016(a)	2015(a)		2014(a)
Net asset value, beginning of period	$29.77		$22.62		$30.30	$30.45		$35.04

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.78		0.63		0.69	0.90		0.78
Net realized and unrealized gain (loss)	6.56		7.17		(7.50)	(0.03	)(c)	(4.47)

Total from investment operations	7.34		7.80		(6.81)	0.87		(3.69)

Less distributions to shareholders:
From net investment income	(0.95)		(0.65)		(0.87)	(1.02)		(0.90)

Total distributions	(0.95)		(0.65)		(0.87)	(1.02)		(0.90)

Net asset value, end of period	$36.16		$29.77		$22.62	$30.30		$30.45

Total Return(d)	24.90%		34.83%		(22.71)%	2.96%		(10.69)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,575,505		$3,524,022		$3,661,271	$5,194,557		$5,220,293
Net expenses to average daily net assets(e)	0.78%		0.89%		0.91%	0.89%		0.88	%(f)
Net investment income (loss) to average daily net assets(b)	2.36%		2.32%		2.61%	2.79%		2.43%
Portfolio turnover rate	87	%(g)	62	%(g)	104%	94%		98%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.14%		0.06%		0.04%	0.04%		0.04%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.11		$0.08	(a)	$0.09 (a)	$0.11	(a)	$0.10	(a)

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 117% and 80%, respectively, of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

102	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

FOREIGN SMALL COMPANIES FUND

	Class III Shares								Class IV Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2018		2017		2016	2015	2014		2018		2017		2016	2015	2014
Net asset value, beginning of period	$14.41		$12.94		$15.31	$17.29	$14.40		$14.38		$12.91		$15.28	$17.25	$14.37

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.41		0.26		0.26	0.20	0.27		0.43		0.25		0.27	0.21	0.25
Net realized and unrealized gain (loss)	2.93		1.56		(1.86)	(1.34)	3.62		2.92		1.58		(1.86)	(1.34)	3.64

Total from investment operations	3.34		1.82		(1.60)	(1.14)	3.89		3.35		1.83		(1.59)	(1.13)	3.89

Less distributions to shareholders:
From net investment income	(0.35)		(0.35)		(0.28)	(0.23)	(0.48)		(0.36)		(0.36)		(0.29)	(0.23)	(0.49)
From net realized gains	(3.13)		—		(0.49)	(0.61)	(0.52)		(3.13)		—		(0.49)	(0.61)	(0.52)

Total distributions	(3.48)		(0.35)		(0.77)	(0.84)	(1.00)		(3.49)		(0.36)		(0.78)	(0.84)	(1.01)

Net asset value, end of period	$14.27		$14.41		$12.94	$15.31	$17.29		$14.24		$14.38		$12.91	$15.28	$17.25

Total Return(b)	23.52%		14.25%		(10.82)%	(6.34)%	27.54%		23.64%		14.34%		(10.80)%	(6.25)%	27.61%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$55,169		$246,852		$316,303	$353,778	$236,393		$89,764		$571,129		$606,665	$760,850	$851,384
Net expenses to average daily net assets(c)	0.52%		0.86%		0.86%	0.85%	0.86	%(d)	0.50%		0.81%		0.81%	0.80%	0.81	%(d)
Net investment income (loss) to average daily net assets(a)	2.67%		1.84%		1.73%	1.26%	1.73%		2.81%		1.81%		1.79%	1.32%	1.56%
Portfolio turnover rate	106	%(e)	49	%(e)	60%	58%	57%		106	%(e)	49	%(e)	60%	58%	57%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.44%		0.07%		0.07%	0.07%	0.07%		0.39%		0.07%		0.07%	0.07%	0.07%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.04		$0.02		$0.01	$0.01	$0.00	(f)	$0.04		$0.02		$0.01	$0.01	$0.00	(f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 128% and 51%, respectively, of the average value of its portfolio.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	103

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY FUND

	Class II Shares								Class III Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2018		2017		2016	2015	2014		2018		2017		2016	2015	2014
Net asset value, beginning of period	$20.18		$18.17		$23.43	$26.16	$20.94		$20.41		$18.38		$23.70	$26.44	$21.16

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.41		0.70		0.57	0.66	0.80		0.61		0.63		0.59	0.69	0.86
Net realized and unrealized gain (loss)	3.78		2.07		(5.19)	(1.42)	4.88		3.64		2.19		(5.25)	(1.45)	4.90

Total from investment operations	4.19		2.77		(4.62)	(0.76)	5.68		4.25		2.82		(4.66)	(0.76)	5.76

Less distributions to shareholders:
From net investment income	(0.74)		(0.76)		(0.64)	(1.07)	(0.46)		(0.74)		(0.79)		(0.66)	(1.08)	(0.48)
From net realized gains	—		—		—	(0.90)	—		—		—		—	(0.90)	—

Total distributions	(0.74)		(0.76)		(0.64)	(1.97)	(0.46)		(0.74)		(0.79)		(0.66)	(1.98)	(0.48)

Net asset value, end of period	$23.63		$20.18		$18.17	$23.43	$26.16		$23.92		$20.41		$18.38	$23.70	$26.44

Total Return(b)	20.85%		15.45%		(19.99)%	(2.55)%	27.41%		20.96%		15.53%		(19.95)%	(2.50)%	27.53%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23,736		$10,302		$81,206	$118,737	$139,401		$485,782		$731,060		$1,043,305	$1,523,128	$1,555,509
Net expenses to average daily net assets(c)	0.72%		0.72%		0.72%	0.72%	0.72	%(d)	0.65%		0.65%		0.65%	0.65%	0.65	%(d)
Net investment income (loss) to average daily net assets(a)	1.77%		3.62%		2.65%	2.63%	3.47%		2.68%		3.16%		2.70%	2.73%	3.62%
Portfolio turnover rate	45	%(e)	27	%(e)	75%	70%	48%		45	%(e)	27	%(e)	75%	70%	48%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%		0.04%		0.04%	0.04%	0.04%		0.04%		0.04%		0.04%	0.04%	0.04%

Class IV Shares
Year Ended February 28/29,
2018			2017		2016	2015	2014
Net asset value, beginning of period	$20.38		$18.36		$23.66	$26.41	$21.14

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.56		0.63		0.62	0.67	0.89
Net realized and unrealized gain (loss)	3.69		2.19		(5.25)	(1.42)	4.88

Total from investment operations	4.25		2.82		(4.63)	(0.75)	5.77

Less distributions to shareholders:
From net investment income	(0.76)		(0.80)		(0.67)	(1.10)	(0.50)
From net realized gains	—		—		—	(0.90)	—

Total distributions	(0.76)		(0.80)		(0.67)	(2.00)	(0.50)

Net asset value, end of period	$23.87		$20.38		$18.36	$23.66	$26.41

Total Return(b)	20.98%		15.57%		(19.85)%	(2.47)%	27.60%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,558,167		$5,072,024		$7,051,400	$11,374,017	$11,926,293
Net expenses to average daily net assets(c)	0.59%		0.59%		0.59%	0.59%	0.59	%(d)
Net investment income (loss) to average daily net assets(a)	2.45%		3.19%		2.80%	2.66%	3.74%
Portfolio turnover rate	45	%(e)	27	%(e)	75%	70%	48%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%		0.04%		0.04%	0.04%	0.04%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 61% and 50%, respectively, of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

104	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL LARGE/MID CAP EQUITY FUND

	Class III Shares								Class IV Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2018		2017		2016	2015	2014		2018		2017		2016	2015	2014
Net asset value, beginning of period	$25.44		$23.46		$30.16	$35.20	$28.96		$25.40		$23.44		$30.14	$35.18	$28.94

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.01		0.96		0.81	0.92	1.18		0.84		1.04		0.87	0.96	1.17
Net realized and unrealized gain (loss)	4.06		2.40		(6.71)	(2.19)	6.56		4.23		2.34		(6.75)	(2.21)	6.60

Total from investment operations	5.07		3.36		(5.90)	(1.27)	7.74		5.07		3.38		(5.88)	(1.25)	7.77

Less distributions to shareholders:
From net investment income	(0.90)		(1.38)		(0.80)	(1.46)	(1.50)		(0.92)		(1.42)		(0.82)	(1.48)	(1.53)
From net realized gains	(3.28)		—		—	(2.31)	—		(3.28)		—		—	(2.31)	—

Total distributions	(4.18)		(1.38)		(0.80)	(3.77)	(1.50)		(4.20)		(1.42)		(0.82)	(3.79)	(1.53)

Net asset value, end of period	$26.33		$25.44		$23.46	$30.16	$35.20		$26.27		$25.40		$23.44	$30.14	$35.18

Total Return(b)	20.64%		14.70%		(19.82)%	(3.33)%	27.30%		20.69%		14.79%		(19.78)%	(3.28)%	27.40%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$81,119		$39,141		$459,614	$592,365	$598,840		$776		$146,112		$641,750	$1,346,483	$1,262,615
Net expenses to average daily net assets(c)	0.60%		0.54%		0.53%	0.53%	0.53	%(d)	0.60%		0.48%		0.47%	0.47%	0.47	%(d)
Net investment income (loss) to average daily net assets(a)	3.81%		3.84%		2.90%	2.80%	3.70%		3.12%		4.14%		3.08%	2.91%	3.69%
Portfolio turnover rate	47	%(e)	26	%(e)	88%	82%	54%		47	%(e)	26	%(e)	88%	82%	54%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.28%		0.08%		0.06%	0.07%	0.06%		0.27%		0.08%		0.06%	0.07%	0.06%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 128% and 51%, respectively, of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	105

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

QUALITY FUND

	Class III Shares								Class IV Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2018		2017		2016	2015	2014		2018		2017		2016	2015	2014
Net asset value, beginning of period	$22.05		$18.99		$22.98	$25.08	$23.81		$22.08		$19.01		$23.01	$25.10	$23.83

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.36		0.35		0.38	0.42	0.51		0.37		0.36		0.39	0.43	0.53
Net realized and unrealized gain (loss)	4.70		3.44		(1.04)	2.91	3.70		4.70		3.45		(1.05)	2.92	3.70

Total from investment operations	5.06		3.79		(0.66)	3.33	4.21		5.07		3.81		(0.66)	3.35	4.23

Less distributions to shareholders:
From net investment income	(0.41)		(0.35)		(0.42)	(0.49)	(0.53)		(0.41)		(0.36)		(0.43)	(0.50)	(0.55)
From net realized gains	(1.57)		(0.38)		(2.91)	(4.94)	(2.41)		(1.57)		(0.38)		(2.91)	(4.94)	(2.41)

Total distributions	(1.98)		(0.73)		(3.33)	(5.43)	(2.94)		(1.98)		(0.74)		(3.34)	(5.44)	(2.96)

Net asset value, end of period	$25.13		$22.05		$18.99	$22.98	$25.08		$25.17		$22.08		$19.01	$23.01	$25.10

Total Return(b)	23.32%		20.25%		(2.89)%	14.73%	18.38%		23.37%		20.33%		(2.88)%	14.81%	18.43%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,524,103		$3,587,627		$3,968,156	$5,336,063	$5,747,512		$957,900		$1,222,874		$1,294,033	$2,201,876	$2,134,444
Net expenses to average daily net assets(c)	0.48%		0.48%		0.48%	0.48%	0.48	%(d)	0.44%		0.44%		0.44%	0.44%	0.44	%(d)
Net investment income (loss) to average daily net assets(a)	1.48%		1.72%		1.79%	1.71%	2.04%		1.53%		1.76%		1.83%	1.77%	2.07%
Portfolio turnover rate	10	%(e)	29	%(e)	37%	60%	48%		10	%(e)	29	%(e)	37%	60%	48%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%		0.02%		0.02%	0.02%	0.01%		0.02%		0.02%		0.02%	0.02%	0.01%

	Class V Shares								Class VI Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2018		2017		2016	2015	2014		2018		2017		2016	2015	2014
Net asset value, beginning of period	$22.08		$19.01		$23.01	$25.10	$23.82		$22.05		$18.99		$22.99	$25.09	$23.82

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.41		0.36		0.39	0.44	0.56		0.38		0.36		0.40	0.45	0.54
Net realized and unrealized gain (loss)	4.66		3.46		(1.05)	2.92	3.68		4.70		3.46		(1.04)	2.90	3.70

Total from investment operations	5.07		3.82		(0.66)	3.36	4.24		5.08		3.82		(0.64)	3.35	4.24

Less distributions to shareholders:
From net investment income	(0.41)		(0.37)		(0.43)	(0.51)	(0.55)		(0.43)		(0.38)		(0.45)	(0.51)	(0.56)
From net realized gains	(1.57)		(0.38)		(2.91)	(4.94)	(2.41)		(1.57)		(0.38)		(2.91)	(4.94)	(2.41)

Total distributions	(1.98)		(0.75)		(3.34)	(5.45)	(2.96)		(2.00)		(0.76)		(3.36)	(5.45)	(2.97)

Net asset value, end of period	$25.17		$22.08		$19.01	$23.01	$25.10		$25.13		$22.05		$18.99	$22.99	$25.09

Total Return(b)	23.38%		20.39%		(2.89)%	14.86%	18.49%		23.43%		20.39%		(2.83)%	14.83%	18.50%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$156,086		$462,677		$277,186	$267,809	$653,307		$3,561,976		$3,359,025		$1,732,420	$2,496,930	$3,675,950
Net expenses to average daily net assets(c)	0.42%		0.42%		0.42%	0.42%	0.42	%(d)	0.39%		0.39%		0.39%	0.39%	0.39	%(d)
Net investment income (loss) to average daily net assets(a)	1.74%		1.72%		1.85%	1.81%	2.22%		1.57%		1.73%		1.88%	1.83%	2.13%
Portfolio turnover rate	10	%(e)	29	%(e)	37%	60%	48%		10	%(e)	29	%(e)	37%	60%	48%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%		0.02%		0.02%	0.02%	0.01%		0.02%		0.02%		0.02%	0.02%	0.01%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 23% and 48%, respectively, of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

106	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

RESOURCES FUND

	Class III Shares								Class IV Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2018		2017		2016	2015	2014		2018		2017		2016	2015	2014(a)
Net asset value, beginning of period	$17.31		$11.74		$16.33	$21.88	$21.59		$17.25		$11.71		$16.28	$21.86	$21.40

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.33		0.30		0.47	0.87	0.51		0.38		0.34		0.46	0.75	0.45
Net realized and unrealized gain (loss)	4.02		5.75		(4.67)	(3.77)	0.45		3.97		5.68		(4.63)	(3.65)	0.70

Total from investment operations	4.35		6.05		(4.20)	(2.90)	0.96		4.35		6.02		(4.17)	(2.90)	1.15

Less distributions to shareholders:
From net investment income	(0.78)		(0.48)		(0.39)	(1.03)	(0.40)		(0.79)		(0.48)		(0.40)	(1.06)	(0.42)
From net realized gains	—		—		—	(1.62)	(0.27)		—		—		—	(1.62)	(0.27)

Total distributions	(0.78)		(0.48)		(0.39)	(2.65)	(0.67)		(0.79)		(0.48)		(0.40)	(2.68)	(0.69)

Net asset value, end of period	$20.88		$17.31		$11.74	$16.33	$21.88		$20.81		$17.25		$11.71	$16.28	$21.86

Total Return(c)	26.00%		51.75%		(25.76)%	(12.81)%	4.54%		26.12%		51.72%		(25.68)%	(12.82)%	5.48	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$54,037		$22,562		$13,864	$23,734	$81,646		$296,196		$190,260		$170,919	$119,308	$138,358
Net expenses to average daily net assets(d)	0.76%		0.77%		0.77%	0.76%	0.75	%(e)	0.71%		0.72%		0.72%	0.71%	0.70	%*(e)
Net investment income (loss) to average daily net assets(b)	1.77%		1.99%		3.36%	4.01%	2.36%		2.04%		2.26%		3.31%	3.58%	2.23	%*
Portfolio turnover rate	48	%(f)	29	%(f)	130%	126%	40%		48	%(f)	29	%(f)	130%	126%	40%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.06	%(e)	0.10%		0.10%	0.08%	0.10%		0.06	%(e)	0.10%		0.11%	0.09%	0.11	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.05		$0.02		$0.03	$0.07	$0.06		$0.04		$0.02		$0.02	$0.03	$0.03

(a)	Period from March 20, 2013 (commencement of operations) through February 28, 2014.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Includes recoupment of past reimbursed and/or waived fees (Note 5).
(f)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 85% and 40%, respectively, of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	107

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

RISK PREMIUM FUND

	Class III Shares							Class VI Shares
	Year Ended February 28/29,							Year Ended February 28/29,
	2018	2017(a)	2016(a)	2015(a)		2014(a)		2018	2017(a)	2016(a)	2015(a)		2014(a)
Net asset value, beginning of period	$29.93	$26.91	$29.73	$31.74		$31.59		$30.07	$27.00	$29.82	$31.80		$31.59

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.10	(0.05)	(0.12)	(0.18)		(0.18)		0.14	(0.02)	(0.12)	(0.15)		(0.15)
Net realized and unrealized gain (loss)	1.78	5.22	(0.30)	1.02		2.13		1.78	5.24	(0.30)	1.02		2.16

Total from investment operations	1.88	5.17	(0.42)	0.84		1.95		1.92	5.22	(0.42)	0.87		2.01

Less distributions to shareholders:
From net investment income	(0.06)	—	—	—		—		(0.10)	—	—	—		—
From net realized gains	(5.01)	(2.15)	(2.40)	(2.85)		(1.80)		(5.01)	(2.15)	(2.40)	(2.85)		(1.80)

Total distributions	(5.07)	(2.15)	(2.40)	(2.85)		(1.80)		(5.11)	(2.15)	(2.40)	(2.85)		(1.80)

Net asset value, end of period	$26.74	$29.93	$26.91	$29.73		$31.74		$26.88	$30.07	$27.00	$29.82		$31.80

Total Return(c)	6.09%	19.50%	(1.66)%	3.19%		6.42%		6.17%	19.62%	(1.65)%	3.29%		6.61%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,434	$5,049	$6,807	$4,832		$7,489		$142,238	$155,375	$223,854	$432,465		$730,196
Net expenses to average daily net assets	0.60%	0.61%	0.60%	0.61	%(d)	0.60	%(d)(e)	0.51%	0.51%	0.51%	0.51	%(d)	0.51	%(d)(e)
Net investment income (loss) to average daily net assets(b)	0.34%	(0.16)%	(0.45)%	(0.58)%		(0.57)%		0.47%	(0.07)%	(0.37)%	(0.49)%		(0.48)%
Portfolio turnover rate	0%	0%	0%	112%		0%		0%	0%	0%	112%		0%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.08%	0.06%	0.05%	0.04%		0.05%		0.08%	0.06%	0.05%	0.03%		0.05%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01	$0.02 (a)	$0.08 (a)	$0.14	(a)	$0.01	(a)	$0.01	$0.02 (a)	$0.07 (a)	$0.13	(a)	$0.01	(a)

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

108	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

TAX-MANAGED INTERNATIONAL EQUITIES FUND

Class III Shares
Year Ended February 28/29,
2018			2017		2016	2015	2014
Net asset value, beginning of period	$14.28		$12.92		$16.80	$18.03	$14.56

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.38		0.41		0.40	0.47	0.57
Net realized and unrealized gain (loss)	2.84		1.50		(3.82)	(1.05)	3.37

Total from investment operations	3.22		1.91		(3.42)	(0.58)	3.94

Less distributions to shareholders:
From net investment income	(0.50)		(0.55)		(0.46)	(0.65)	(0.47)

Total distributions	(0.50)		(0.55)		(0.46)	(0.65)	(0.47)

Net asset value, end of period	$17.00		$14.28		$12.92	$16.80	$18.03

Total Return(b)	22.70%		15.05%		(20.63)%	(3.10)%	27.37%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$68,782		$115,733		$215,977	$427,048	$485,665
Net expenses to average daily net assets(c)	0.70%		0.68%		0.66%	0.66%	0.66%
Net investment income (loss) to average daily net assets(a)	2.35%		2.95%		2.59%	2.71%	3.54%
Portfolio turnover rate	43	%(d)	47	%(d)	79%	69%	49%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.34%		0.23%		0.14%	0.12%	0.10%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 80% and 54%, respectively, of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	109

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. EQUITY ALLOCATION FUND

	Class III Shares								Class IV Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2018		2017		2016	2015	2014		2018		2017		2016	2015	2014
Net asset value, beginning of period	$15.14		$13.79		$16.61	$17.27	$14.51		$15.16		$13.76		$16.58	$17.24	$14.48

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.27		0.27		0.24	0.28	0.28		0.30		0.25		0.25	0.29	0.29
Net realized and unrealized gain (loss)	1.73		2.89		(1.20)	1.66	2.77		1.70		2.92		(1.20)	1.66	2.77

Total from investment operations	2.00		3.16		(0.96)	1.94	3.05		2.00		3.17		(0.95)	1.95	3.06

Less distributions to shareholders:
From net investment income	(0.28)		(0.34)		(0.26)	(0.31)	(0.29)		(0.29)		(0.30)		(0.27)	(0.32)	(0.30)
From net realized gains	(1.45)		(1.47)		(1.60)	(2.29)	—		(1.45)		(1.47)		(1.60)	(2.29)	—

Total distributions	(1.73)		(1.81)		(1.86)	(2.60)	(0.29)		(1.74)		(1.77)		(1.87)	(2.61)	(0.30)

Net asset value, end of period	$15.41		$15.14		$13.79	$16.61	$17.27		$15.42		$15.16		$13.76	$16.58	$17.24

Total Return(b)	13.76%		23.59%		(6.17)%	12.18%	21.11%		13.74%		23.69%		(6.10)%	12.27%	21.21%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$77,297		$109,726		$194,615	$286,934	$488,982		$36,025		$16,707		$513,751	$431,841	$288,782
Net expenses to average daily net assets(c)	0.46%		0.46%		0.46%	0.46%	0.46	%(d)	0.41%		0.41%		0.41%	0.41%	0.41	%(d)
Net investment income (loss) to average daily net assets(a)	1.78%		1.80%		1.57%	1.59%	1.71%		1.94%		1.73%		1.65%	1.63%	1.75%
Portfolio turnover rate	79	%(e)	66	%(e)	89%	67%	74%		79	%(e)	66	%(e)	89%	67%	74%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%		0.02%		0.02%	0.02%	0.02%		0.02%		0.02%		0.02%	0.02%	0.02%

	Class V Shares								Class VI Shares
	Year Ended February 28,		Period from August 9, 2016 through February 28,		Period from March 1, 2014 through July 30,		Period from January 21, 2014 (commencement of operations) through February 28,		Year Ended February 28/29,
	2018		2017		2014(f)		2014		2018		2017		2016	2015	2014
Net asset value, beginning of period	$15.09		$14.95		$17.24		$17.17		$15.06		$13.73		$16.54	$17.21	$14.47

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.29		0.16		0.12		0.04		0.29		0.27		0.26	0.30	0.30
Net realized and unrealized gain (loss)	1.71		1.50		0.90		0.03		1.71		2.89		(1.19)	1.65	2.74

Total from investment operations	2.00		1.66		1.02		0.07		2.00		3.16		(0.93)	1.95	3.04

Less distributions to shareholders:
From net investment income	(0.29)		(0.19)		(0.04)		—		(0.30)		(0.36)		(0.28)	(0.33)	(0.30)
From net realized gains	(1.45)		(1.33)		(0.43)		—		(1.45)		(1.47)		(1.60)	(2.29)	—

Total distributions	(1.74)		(1.52)		(0.47)		—		(1.75)		(1.83)		(1.88)	(2.62)	(0.30)

Net asset value, end of period	$15.35		$15.09		$17.79		$17.24		$15.31		$15.06		$13.73	$16.54	$17.21

Total Return(b)	13.84%		11.37	%**	5.88	%**	0.39	%**	13.84%		23.68%		(6.02)%	12.28%	21.14%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$60,386		$164,652		$220,333		$259,581		$1,200,008		$1,469,935		$3,838,628	$6,031,361	$7,082,304
Net expenses to average daily net assets(c)	0.40%		0.40	%*	0.40	%*	0.40	%*(d)	0.37%		0.37%		0.37%	0.37%	0.37	%(d)
Net investment income (loss) to average daily net assets(a)	1.88%		1.93	%*	1.69	%*	1.97	%*	1.88%		1.87%		1.68%	1.70%	1.85%
Portfolio turnover rate	79	%(e)	66	%**(e)	34	%**(g)	74	%**	79	%(e)	66	%(e)	89%	67%	74%
Fees and expenses reimbursed and/ or waived by GMO to average daily net assets:	0.02%		0.02	%*	0.02	%*	0.01	%*	0.02%		0.02%		0.02%	0.02%	0.02%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 100% and 91%, respectively, of the average value of its portfolio.
(f)	The class was inactive from July 31, 2014 to August 8, 2016.
(g)	Calculation represents portfolio turnover of the fund for the period ended July 30, 2014.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

110	See accompanying notes to the financial statements.

GMO Trust Funds

Notes to Financial Statements

February 28, 2018

1.	Organization

Each of Climate Change Fund (commenced operations on April 5, 2017), Emerging Domestic Opportunities Fund, Emerging Markets Fund, Foreign Small Companies Fund, International Equity Fund, International Large/Mid Cap Equity Fund, Quality Fund, Resources Fund, Risk Premium Fund, Tax-Managed International Equities Fund and U.S. Equity Allocation Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO. The Funds may also invest in other GMO Funds (“underlying funds”). The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements. The financial statements are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or on GMO’s website at www.gmo.com.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
Climate Change Fund	Not Applicable	High total return
Emerging Domestic Opportunities Fund	Not Applicable	Total Return
Emerging Markets Fund	S&P/IFCI Composite Index	Total return in excess of benchmark
Foreign Small Companies Fund	S&P Developed ex-U.S. Small Cap Index	Total return in excess of benchmark
International Equity Fund	Not Applicable	High total return
International Large/Mid Cap Equity Fund	Not Applicable	High total return
Quality Fund	Not Applicable	Total return
Resources Fund	Not Applicable	Total return
Risk Premium Fund	Not Applicable	Total return
Tax-Managed International Equities Fund	Not Applicable	High after-tax total return
U.S. Equity Allocation Fund	Not Applicable	High total return

International Large/Mid Cap Equity Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model,

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2018, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2018. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2018 is as follows:

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Climate Change Fund	—	67%
Emerging Domestic Opportunities Fund	—	65%
Emerging Markets Fund	< 1%	87%
Foreign Small Companies Fund	—	92%
International Equity Fund	0%§	94%
International Large/Mid Cap Equity Fund	0%§	95%
Quality Fund	—	12%
Resources Fund	< 1%	78%
Risk Premium Fund	—	(1)%
Tax-Managed International Equities Fund	0%§	95%
U.S. Equity Allocation Fund	—	—

§	Represents the interest in securities that were determined to have a value of zero at February 28, 2018.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At February 28, 2018, direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure are described in the Level 3 securities and derivatives table below.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index and/or a security type conversion discount; certain securities that are valued using a price from a comparable security related to the same issuer; and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2018:

Description	Level 1	Level 2	Level 3	Total
Climate Change Fund
Asset Valuation Inputs
Common Stocks
Argentina	$319,621	$—	$—	$319,621
Australia	—	578,166	12,229	590,395
Austria	—	73,452	—	73,452
Canada	696,183	—	—	696,183
Chile	—	155,746	—	155,746
China	34,835	1,831,777	—	1,866,612
Denmark	—	1,072,213	—	1,072,213
France	—	2,391,489	—	2,391,489
Germany	—	1,707,357	—	1,707,357
Israel	—	220,826	—	220,826
Italy	—	536,496	—	536,496
Japan	—	2,794,734	—	2,794,734
Kenya	—	48,454	—	48,454
Malaysia	—	33,373	—	33,373
Netherlands	—	664,024	—	664,024
Norway	—	1,527,683	—	1,527,683
Poland	—	689,951	—	689,951
Portugal	—	301,598	—	301,598
Russia	—	962,838	—	962,838
South Africa	—	31,762	—	31,762
South Korea	—	303,336	—	303,336
Spain	—	718,034	—	718,034
Switzerland	—	227,388	—	227,388
Ukraine	—	201,508	—	201,508
United Kingdom	—	769,913	—	769,913
United States	5,798,649	—	—	5,798,649

TOTAL COMMON STOCKS	6,849,288	17,842,118	12,229	24,703,635

Preferred Stocks
Brazil	269,985	—	—	269,985
Chile	983,030	—	—	983,030

TOTAL PREFERRED STOCKS	1,253,015	—	—	1,253,015

Mutual Funds
United States	751,549	—	—	751,549

TOTAL MUTUAL FUNDS	751,549	—	—	751,549

Short-Term Investments	47,925	—	—	47,925

Total Investments	8,901,777	17,842,118	12,229	26,756,124

Total	$8,901,777	$17,842,118	$12,229	$26,756,124

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3	Total
Emerging Domestic Opportunities Fund
Asset Valuation Inputs
Common Stocks
Brazil	$—	$122,943,748	$—	$122,943,748
China	229,960,066	538,582,746	—	768,542,812
Hong Kong	—	79,609,427	—	79,609,427
Hungary	—	21,499,712	—	21,499,712
India	—	209,596,337	27,450,114	237,046,451
Indonesia	—	60,482,156	—	60,482,156
Malaysia	—	13,816,943	—	13,816,943
Peru	21,363,615	—	—	21,363,615
Philippines	—	126,623,945	—	126,623,945
Poland	—	21,949,465	—	21,949,465
Russia	23,581,551	74,160,369	—	97,741,920
South Africa	—	22,854,089	—	22,854,089
Taiwan	—	21,838,133	—	21,838,133
Thailand	—	68,068,388	—	68,068,388
United Kingdom	—	6,925,341	—	6,925,341
Vietnam	—	44,890,180	—	44,890,180

TOTAL COMMON STOCKS	274,905,232	1,433,840,979	27,450,114	1,736,196,325

Preferred Stocks
Brazil	—	73,072,111	—	73,072,111

TOTAL PREFERRED STOCKS	—	73,072,111	—	73,072,111

Investment Funds
Brazil	102,716,580	—	—	102,716,580
Taiwan	80,454,923	—	—	80,454,923
Thailand	—	21,564,148	—	21,564,148
United States	140,088,026	—	—	140,088,026

TOTAL INVESTMENT FUNDS	323,259,529	21,564,148	—	344,823,677

Rights/Warrants
China	—	4,049,338	—	4,049,338

TOTAL RIGHTS/WARRANTS	—	4,049,338	—	4,049,338

Mutual Funds
United States	130,824,583	—	—	130,824,583

TOTAL MUTUAL FUNDS	130,824,583	—	—	130,824,583

Fully Funded Total Return Swaps	—	20,810,307	—	20,810,307

Short-Term Investments	20,168,037	—	—	20,168,037

Total Investments	749,157,381	1,553,336,883	27,450,114	2,329,944,378

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	2,394,566	—	2,394,566
Futures Contracts
Equity Risk	585,358	—	—	585,358

Total	$749,742,739	$1,555,731,449	$27,450,114	$2,332,924,302

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(38,794)	$—	$(38,794)
Futures Contracts
Equity Risk	—	(1,721,609)	—	(1,721,609)

Total	$—	$(1,760,403)	$—	$(1,760,403)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund
Asset Valuation Inputs
Common Stocks
Brazil	$—	$115,715,149	$—	$115,715,149
Chile	—	3,250,141	—	3,250,141
China	122,405,602	833,468,588	680,939	956,555,129
Czech Republic	—	13,743,065	—	13,743,065
Egypt	—	2,306,248	—	2,306,248
Greece	—	57,424,336	—	57,424,336
Hungary	—	4,471,029	—	4,471,029
India	19,149,312	169,197,727	1,802,252	190,149,291
Indonesia	3,376,189	109,082,955	—	112,459,144
Malaysia	—	8,261,189	—	8,261,189
Mexico	42,612,077	—	—	42,612,077
Pakistan	—	883,038	—	883,038
Peru	34,567,065	—	—	34,567,065
Philippines	—	39,993,916	—	39,993,916
Poland	—	9,250,757	—	9,250,757
Qatar	—	30,340,006	—	30,340,006
Russia	101,134,379	549,973,593	—	651,107,972
South Africa	1,081,375	109,993,717	—	111,075,092
South Korea	4,940,615	502,546,139	—	507,486,754
Sri Lanka	—	788,630	—	788,630
Taiwan	114,650,313	1,014,592,406	—	1,129,242,719
Thailand	—	435,882,719	—	435,882,719
Turkey	—	218,446,234	—	218,446,234
United Arab Emirates	—	15,906,872	—	15,906,872
Vietnam	—	9,202,034	—	9,202,034

TOTAL COMMON STOCKS	443,916,927	4,254,720,488	2,483,191	4,701,120,606

Preferred Stocks
Brazil	—	26,794,512	—	26,794,512
Colombia	9,840,471	—	—	9,840,471
Russia	—	8,658,032	—	8,658,032
South Korea	—	119,292,406	—	119,292,406
Taiwan	—	1,260,778	—	1,260,778

TOTAL PREFERRED STOCKS	9,840,471	156,005,728	—	165,846,199

Investment Funds
India	—	—	98,736	98,736
Russia	—	—	2,704,993	2,704,993
Thailand	—	4,400,661	—	4,400,661
United States	80,246,174	—	—	80,246,174

TOTAL INVESTMENT FUNDS	80,246,174	4,400,661	2,803,729	87,450,564

Rights/Warrants
Thailand	423,736	—	—	423,736

TOTAL RIGHTS/WARRANTS	423,736	—	—	423,736

Mutual Funds
United States	97,620,412	—	—	97,620,412

TOTAL MUTUAL FUNDS	97,620,412	—	—	97,620,412

Short-Term Investments	4,470,406	—	—	4,470,406

Total Investments	636,518,126	4,415,126,877	5,286,920	5,056,931,923

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund (continued)
Asset Valuation Inputs (continued)
Derivatives^
Futures Contracts
Equity Risk	$17,822,856	$—	$—	$17,822,856
Swap Contracts
Equity Risk	—	435,941	—	435,941

Total	$654,340,982	$4,415,562,818	$5,286,920	$5,075,190,720

Foreign Small Companies Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$4,653,784	$—	$4,653,784
Austria	—	3,723,666	—	3,723,666
Belgium	—	968,293	—	968,293
Canada	6,521,743	—	—	6,521,743
China	—	3,276,631	—	3,276,631
Finland	—	1,858,314	—	1,858,314
France	—	7,731,477	—	7,731,477
Germany	—	11,566,636	—	11,566,636
Hong Kong	—	3,357,586	—	3,357,586
India	—	1,184,630	—	1,184,630
Italy	—	5,821,351	—	5,821,351
Japan	—	37,823,211	—	37,823,211
Malaysia	—	1,780,124	—	1,780,124
Norway	—	2,462,105	—	2,462,105
Poland	—	1,496,240	—	1,496,240
Portugal	—	602,105	—	602,105
Singapore	—	3,333,344	—	3,333,344
South Africa	—	924,887	—	924,887
South Korea	—	10,174,339	—	10,174,339
Spain	—	1,534,710	—	1,534,710
Sweden	—	1,221,420	—	1,221,420
Switzerland	—	8,461,260	—	8,461,260
Taiwan	—	3,419,508	—	3,419,508
United Kingdom	—	16,282,090	—	16,282,090

TOTAL COMMON STOCKS	6,521,743	133,657,711	—	140,179,454

Mutual Funds
United States	1,595,796	—	—	1,595,796

TOTAL MUTUAL FUNDS	1,595,796	—	—	1,595,796

Short-Term Investments	274,792	—	—	274,792

Total Investments	8,392,331	133,657,711	—	142,050,042

Total	$8,392,331	$133,657,711	$—	$142,050,042

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3		Total
Foreign Small Companies Fund (continued)
Liability Valuation Inputs
Derivatives^
Futures Contracts
Equity Risk	$(32,848)	$—	$—		$(32,848)

International Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$189,828,477	$—		$189,828,477
Austria	—	74,575,357	—		74,575,357
Belgium	—	9,708,207	—		9,708,207
Denmark	14,620,320	2,050,882	—		16,671,202
Finland	—	1,810,314	—		1,810,314
France	50,214,720	571,686,203	—		621,900,923
Germany	—	597,512,854	—		597,512,854
Hong Kong	—	243,392,366	—		243,392,366
Ireland	3,206,673	—	—		3,206,673
Israel	1,513,204	13,435,525	—		14,948,729
Italy	108,431,349	151,322,896	—		259,754,245
Japan	—	1,368,816,399	—		1,368,816,399
Malta	—	—	0	§	0 §
Netherlands	4,224,720	157,915,083	—		162,139,803
New Zealand	—	2,144,335	—		2,144,335
Norway	—	166,469,975	—		166,469,975
Portugal	—	7,569,526	—		7,569,526
Singapore	—	17,037,466	—		17,037,466
Spain	—	71,059,742	—		71,059,742
Sweden	—	173,357,000	—		173,357,000
Switzerland	—	252,050,594	—		252,050,594
United Kingdom	19,329,337	669,372,053	0	§	688,701,390

TOTAL COMMON STOCKS	201,540,323	4,741,115,254	0	§	4,942,655,577

Preferred Stocks
Germany	—	34,042,646	—		34,042,646

TOTAL PREFERRED STOCKS	—	34,042,646	—		34,042,646

Mutual Funds
United States	61,069,100	—	—		61,069,100

TOTAL MUTUAL FUNDS	61,069,100	—	—		61,069,100

Short-Term Investments	4,916,014	—	—		4,916,014

Total Investments	267,525,437	4,775,157,900	0	§	5,042,683,337

Total	$267,525,437	$4,775,157,900	$0	§	$5,042,683,337

Liability Valuation Inputs
Derivatives^
Futures Contracts
Equity Risk	$(5,376)	$—	$—		$(5,376)

International Large/Mid Cap Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,622,973	$—		$2,622,973
Austria	—	2,141,670	—		2,141,670
Belgium	—	40,439	—		40,439
Denmark	205,920	529,548	—		735,468

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3		Total
International Large/Mid Cap Equity Fund (continued)
Asset Valuation Inputs (continued)
Finland	$—	$1,193,138	$—		$1,193,138
France	373,920	9,929,155	—		10,303,075
Germany	—	8,669,941	—		8,669,941
Hong Kong	—	4,493,730	—		4,493,730
Ireland	124,641	—	—		124,641
Israel	17,877	—	—		17,877
Italy	885,742	1,167,882	—		2,053,624
Japan	—	22,265,234	—		22,265,234
Malta	—	—	0	§	0	§
Netherlands	183,050	3,230,348	—		3,413,398
New Zealand	—	149,916	—		149,916
Norway	—	473,451	—		473,451
Portugal	—	4,881	—		4,881
Singapore	—	336,775	—		336,775
Spain	—	1,195,998	—		1,195,998
Sweden	—	2,408,913	—		2,408,913
Switzerland	—	4,028,315	—		4,028,315
United Kingdom	234,106	11,201,508	—		11,435,614

TOTAL COMMON STOCKS	2,025,256	76,083,815	0	§	78,109,071

Preferred Stocks
Germany	—	1,864,110	—		1,864,110

TOTAL PREFERRED STOCKS	—	1,864,110	—		1,864,110

Mutual Funds
United States	1,181,128	—	—		1,181,128

TOTAL MUTUAL FUNDS	1,181,128	—	—		1,181,128

Short-Term Investments	348,184	—	—		348,184

Total Investments	3,554,568	77,947,925	0	§	81,502,493

Total	$3,554,568	$77,947,925	$0	§	$81,502,493

Liability Valuation Inputs
Derivatives^
Futures Contracts Equity Risk	$(24,404)	$—	$—		$(24,404)

Quality Fund
Asset Valuation Inputs
Common Stocks
France	$—	$69,278,362	$—		$69,278,362
Germany	—	64,670,585	—		64,670,585
Switzerland	—	190,333,035	—		190,333,035
Taiwan	—	171,889,194	—		171,889,194
United Kingdom	—	451,815,382	—		451,815,382
United States	7,047,128,754	—	—		7,047,128,754

TOTAL COMMON STOCKS	7,047,128,754	947,986,558	—		7,995,115,312

Mutual Funds
United States	51,092,040	—	—		51,092,040

TOTAL MUTUAL FUNDS	51,092,040	—	—		51,092,040

Short-Term Investments	148,578,011	—	—		148,578,011

Total Investments	7,246,798,805	947,986,558	—		8,194,785,363

Total	$7,246,798,805	$947,986,558	$—		$8,194,785,363

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3	Total
Resources Fund
Asset Valuation Inputs
Common Stocks
Argentina	$2,830,951	$—	$—	$2,830,951
Australia	—	7,495,132	—	7,495,132
Austria	—	2,605,586	—	2,605,586
Brazil	—	2,212,282	—	2,212,282
Canada	4,565,689	—	—	4,565,689
China	—	8,772,390	—	8,772,390
Colombia	2,219,235	—	—	2,219,235
Denmark	—	8,713,430	—	8,713,430
Finland	—	553,189	—	553,189
France	—	13,208,665	—	13,208,665
Germany	—	4,407,009	—	4,407,009
Hungary	—	2,240,381	—	2,240,381
India	—	1,745,174	—	1,745,174
Israel	—	6,178,100	—	6,178,100
Italy	—	1,095,869	—	1,095,869
Japan	—	18,307,301	—	18,307,301
Netherlands	—	317,887	—	317,887
Norway	—	23,265,969	—	23,265,969
Poland	—	6,919,929	—	6,919,929
Qatar	—	366,488	—	366,488
Russia	—	34,931,255	—	34,931,255
Singapore	—	—	197,420	197,420
South Africa	—	6,151,212	—	6,151,212
South Korea	—	2,083,982	—	2,083,982
Spain	—	4,658,591	—	4,658,591
Sweden	—	2,081,992	—	2,081,992
Thailand	—	8,284,849	—	8,284,849
Turkey	—	517,491	—	517,491
Ukraine	—	2,711,578	—	2,711,578
United Kingdom	—	76,084,990	—	76,084,990
United States	49,742,313	—	—	49,742,313

TOTAL COMMON STOCKS	59,358,188	245,910,721	197,420	305,466,329

Preferred Stocks
Brazil	—	18,934,562	—	18,934,562
Chile	10,797,262	—	—	10,797,262
Russia	—	7,035,095	—	7,035,095

TOTAL PREFERRED STOCKS	10,797,262	25,969,657	—	36,766,919

Mutual Funds
United States	6,504,509	—	—	6,504,509

TOTAL MUTUAL FUNDS	6,504,509	—	—	6,504,509

Short-Term Investments	952,465	—	—	952,465

Total Investments	77,612,424	271,880,378	197,420	349,690,222

Total	$77,612,424	$271,880,378	$197,420	$349,690,222

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3		Total
Risk Premium Fund
Asset Valuation Inputs
Debt Obligations
United States	$74,786,701	$—	$—		$74,786,701

TOTAL DEBT OBLIGATIONS	74,786,701	—	—		74,786,701

Short-Term Investments	68,931,238	—	—		68,931,238

Total Investments	143,717,939	—	—		143,717,939

Total	$143,717,939	$—	$—		$143,717,939

Liability Valuation Inputs
Derivatives^
Written Options
Equity Risk	$—	$(1,137,772)	$—		$(1,137,772)

Tax-Managed International Equities Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,326,770	$—		$2,326,770
Austria	—	1,257,001	—		1,257,001
Belgium	—	148,293	—		148,293
Brazil	6,384	240,020	—		246,404
China	6,723	2,014,510	—		2,021,233
Colombia	47,277	—	—		47,277
Finland	—	447,611	—		447,611
France	396,720	7,473,177	—		7,869,897
Germany	—	7,040,457	—		7,040,457
Greece	—	6,570	—		6,570
Hong Kong	—	2,530,080	—		2,530,080
Hungary	—	106,624	—		106,624
India	—	583,672	—		583,672
Ireland	—	215,372	—		215,372
Israel	16,184	—	—		16,184
Italy	1,152,736	2,318,013	—		3,470,749
Japan	—	16,792,766	—		16,792,766
Malta	—	—	0	§	0	§
Mexico	195,426	—	—		195,426
Netherlands	—	1,411,437	—		1,411,437
New Zealand	—	64,159	—		64,159
Norway	—	1,040,672	—		1,040,672
Poland	—	35,338	—		35,338
Portugal	—	28,209	—		28,209
Russia	—	63,051	—		63,051
Singapore	—	616,802	—		616,802
South Africa	—	662,478	—		662,478
South Korea	9,740	836,012	—		845,752
Spain	—	375,399	—		375,399
Sweden	—	2,561,153	—		2,561,153
Switzerland	—	3,062,186	—		3,062,186
Taiwan	39,015	512,271	—		551,286
Thailand	—	280,100	—		280,100
Turkey	—	289,356	—		289,356
United Kingdom	78,416	8,588,439	—		8,666,855

TOTAL COMMON STOCKS	1,948,621	63,927,998	0	§	65,876,619

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3	Total
Tax-Managed International Equities Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$—	$443,320	$—	$443,320
Germany	—	845,473	—	845,473
South Korea	—	268,977	—	268,977

TOTAL PREFERRED STOCKS	—	1,557,770	—	1,557,770

Rights/Warrants
Brazil	—	—	1,369	1,369
Thailand	1,010	—	—	1,010

TOTAL RIGHTS/WARRANTS	1,010	—	1,369	2,379

Mutual Funds
United States	1,066,810	—	—	1,066,810

TOTAL MUTUAL FUNDS	1,066,810	—	—	1,066,810

Short-Term Investments	83,395	—	—	83,395

Total Investments	3,099,836	65,485,768	1,369	68,586,973

Total	$3,099,836	$65,485,768	$1,369	$68,586,973

Liability Valuation Inputs
Derivatives^
Futures Contracts
Equity Risk	$(46,749)	$—	$—	$(46,749)

U.S. Equity Allocation Fund
Asset Valuation Inputs
Common Stocks	$1,361,150,817	$—	$—	$1,361,150,817
Mutual Funds	7,460,010	—	—	7,460,010
Short-Term Investments	1,193,552	—	—	1,193,552

Total Investments	1,369,804,379	—	—	1,369,804,379

Derivatives^
Futures Contracts Equity Risk	74,241	—	—	74,241

Total	$1,369,878,620	$—	$—	$1,369,878,620

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^	The tables above are based on market values or unrealized appreciation/(depreciation), in the case of forward currency contracts, rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options fully funded total return swaps and rights/warrants, if any, which are included in investments.
§	Represents the interest in securities that were determined to have a value of zero at February 28, 2018.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2018, there were no significant transfers between Level 1 and Level 2.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2017	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†	Transfer out of Level 3†	Balances as of February 28, 2018		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2018
Climate Change Fund
Common Stocks
Australia	$—	$46,107	$—	$—	$—	$(33,878)	$—	$—	$12,229		$(33,878)

Total	$—	$46,107	$—	$—	$—	$(33,878)	$—	$—	$12,229		$(33,878)

Emerging Domestic Opportunities Fund
Common Stocks
India	$—	$16,858,097	$—	$—	$—	$10,592,017	$—	$—	$27,450,114		$10,592,017

Total	$—	$16,858,097	$—	$—	$—	$10,592,017	$—	$—	$27,450,114		$10,592,017

Emerging Markets Fund
Common Stocks
China	$686,465	$—	$—	$—	$—	$(5,526)	$—	$—	$680,939		$(5,526)
India	—	1,924,051	—	—	—	(121,799)	—	—	1,802,252		(121,799)

Total Common Stocks	$686,465	$1,924,051	$—	$—	$—	$(127,325)	$—	$—	$2,483,191		$(127,325)

Investment Funds
India	$5,842,567	$—	$(3,199,252)	$—	$(6,989,828)	$4,445,249	$—	$—	$98,736		$(15,285)
Russia	2,083,527	—	(20,149)	—	—	641,615	—	—	2,704,993		641,615

Total Investment Funds	$7,926,094	$—	$(3,219,401)	$—	$(6,989,828)	$5,086,864	$—	$—	$2,803,729		$626,330

Rights/Warrants
India	$23,428	$—	$0	$—	$—	$(23,428)	$—	$—	$—		$—

Total	$8,635,987	$1,924,051	$(3,219,401)	$—	$(6,989,828)	$4,936,111	$—	$—	$5,286,920		$499,005

International Equity Fund
Common Stocks
Malta	$248,929	$—	$—	$—	$—	$(248,929)	$—	$—	$0	§	$(248,929)

Total	$248,929	$—	$—	$—	$—	$(248,929)	$—	$—	$0	§	$(248,929)

International Large/Mid Cap Equity Fund
Common Stocks
Malta	$249,150	$—	$—	$—	$—	$(249,150)	$—	$—	$0	§	$(249,150)

Total	$249,150	$—	$—	$—	$—	$(249,150)	$—	$—	$0	§	$(249,150)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

	Balances as of February 28, 2017	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†		Transfer out of Level 3†	Balances as of February 28, 2018		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2018
Resources Fund
Common Stocks
Singapore	$—	$—	$—	$—	$—	$—	$197,420	‡	$—	$197,420		$—

Total	$—	$—	$—	$—	$—	$—	$197,420		$—	$197,420		$—

Tax-Managed International Equities Fund
Common Stocks
Malta	$26,756	$—	$—	$—	$—	$(26,756)	$—		$—	$0	§	$(26,756)

Total	$26,756	$—	$—	$—	$—	$(26,756)	$—		$—	$0	§	$(26,756)

Rights/Warrants
Brazil	$990	$0	$0	$—	$—	$379	$—		$—	$1,369		$1,369

Total	$27,746	$0	$0	$—	$—	$(26,377)	$—		$—	$1,369		$(25,387)

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
‡	Financial assets transferred between levels were due to a change in observable and/or unobservable inputs.
§	Represents the interest in securities that were determined to have a value of zero at February 28, 2018.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of February 28, 2018 were as follows:

Fund Name	Level 3 securities and derivatives
Climate Change Fund	< 1%
Emerging Domestic Opportunities Fund	1%	*
Emerging Markets Fund	< 1%
Foreign Small Companies Fund	—
International Equity Fund	0%	§
International Large/Mid Cap Equity Fund	0%	§
Quality Fund	—
Resources Fund	< 1%
Risk Premium Fund	—
Tax-Managed International Equities Fund	< 1%
U.S. Equity Allocation Fund	—

*	Includes Dixon Technologies India Ltd, which represents 0.75% of the Fund’s total net assets and is valued using the exchange last traded price and is restricted from sale until September 18, 2018.
§	Represents the interest in securities that were determined to have a value of zero at February 28, 2018.

Cash

Cash and foreign currency, if any, in the Statements of Assets and Liabilities consist of cash balances held with the custodian.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include marked-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes.

The policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. In addition, each Fund may, from time to time at their discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Typically, all distributions are reinvested in additional shares of each Fund at net asset value, unless GMO or its agents receive and process a shareholder election to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount. Taxes related to capital gains realized during the year ended February 28, 2018, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations.

Certain Funds have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as Dividends from unaffiliated issuers in the Statements of Operations. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Differences related to:	Climate Change Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Foreign Small Companies Fund	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Capital loss carry forwards		X	X	X	X	X		X		X	X
Derivative contract transactions		X	X		X				X	X
Dividend income and withholding tax reclaim reserves			X	X	X	X		X		X
Dividends received from underlying investments					X	X	X	X		X
Foreign currency transactions		X		X		X				X
Late-year ordinary losses		X	X	X
Losses on wash sale transactions		X	X	X	X	X	X	X		X	X
Passive foreign investment company transactions	X	X	X	X	X	X		X		X
Post-October capital losses		X			X				X	X
Redemption in-kind transactions				X
Foreign capital gains taxes		X	X
Partnership interest tax allocations			X

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 28, 2018			Tax year ended February 28, 2017

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)
Climate Change Fund	667,145	—	667,145	N/A	N/A	N/A
Emerging Domestic Opportunities Fund	31,510,027	—	31,510,027	60,110,737	—	60,110,737
Emerging Markets Fund	136,413,021	—	136,413,021	109,038,222	—	109,038,222
Foreign Small Companies Fund	34,869,346	25,090,273	59,959,619	23,646,521	—	23,646,521
International Equity Fund	173,426,570	—	173,426,570	262,473,509	—	262,473,509
International Large/Mid Cap Equity Fund	7,566,372	7,100,022	14,666,394	40,719,674	—	40,719,674
Quality Fund	212,456,599	436,963,160	649,419,759	148,413,572	154,921,160	303,334,732
Resources Fund	10,936,883	—	10,936,883	6,026,707	—	6,026,707
Risk Premium Fund	10,150,823	14,577,950	24,728,773	5,207,663	8,050,339	13,258,002
Tax-Managed International Equities Fund	3,315,762	—	3,315,762	5,479,378	—	5,479,378
U.S. Equity Allocation Fund	36,913,913	136,022,591	172,936,504	63,029,610	198,946,416	261,976,026

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2018, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses ($)
Climate Change Fund	646,791	—	—	—	—
Emerging Domestic Opportunities Fund	62,597,656	139,865,479	(2,255,504)	—	—
Emerging Markets Fund	—	—	(3,555,452)	(1,449,497,339)	—
Foreign Small Companies Fund	414,255	3,046,036	—	—	—
International Equity Fund	11,839,498	—	—	(1,117,881,400)	—
International Large/Mid Cap Equity Fund	361,726	666,973	—	—	—
Quality Fund	17,458,443	261,615,527	—	—	—
Resources Fund	5,068,629	—	—	(45,339,799)	(74,843)
Risk Premium Fund	219,156	—	—	—	(3,798,674)
Tax-Managed International Equities Fund	73,503	1,772,364	—	(15,390,229)	—
U.S. Equity Allocation Fund	2,966,523	80,406,113	—	—	—

As of February 28, 2018, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 28, 2018, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short-Term ($)	Long-Term ($)

Fund Name	No Expiration Date	No Expiration Date
Climate Change Fund	—	—
Emerging Domestic Opportunities Fund	—	—
Emerging Markets Fund	(128,012,850)	(1,321,484,489)
Foreign Small Companies Fund	—	—
International Equity Fund	(692,086,892)	(425,794,508)
International Large/Mid Cap Equity Fund	—	—
Quality Fund	—	—
Resources Fund	(20,440,224)	(24,899,575)
Risk Premium Fund	—	—
Tax-Managed International Equities Fund	(15,390,229)	—
U.S. Equity Allocation Fund	—	—

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

As of February 28, 2018, the approximate total cost, aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of total investments (including total securities sold short, if any), and the net unrealized appreciation (depreciation) of outstanding financial instruments for U.S. federal income tax purposes were as follows:

	Total Investments				Outstanding Financial Instruments

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Climate Change Fund	25,292,569	2,483,881	(1,020,326)	1,463,555	—
Emerging Domestic Opportunities Fund	2,049,176,513	325,959,168	(45,191,303)	280,767,865	625,954
Emerging Markets Fund	4,350,334,178	822,983,483	(116,385,738)	706,597,745	435,941
Foreign Small Companies Fund	130,659,466	15,362,989	(3,972,413)	11,390,576	—
International Equity Fund	4,321,142,630	857,748,335	(136,207,628)	721,540,707	—
International Large/Mid Cap Equity Fund	69,831,651	13,047,116	(1,376,274)	11,670,842	—
Quality Fund	5,578,827,925	2,668,041,774	(52,084,336)	2,615,957,438	—
Resources Fund	273,120,372	84,087,781	(7,517,931)	76,569,850	—
Risk Premium Fund	143,887,985	16,206	(186,252)	(170,046)	73,550
Tax-Managed International Equities Fund	44,934,972	24,060,763	(408,762)	23,652,001	—
U.S. Equity Allocation Fund	1,213,359,871	182,751,490	(26,306,982)	156,444,508	—

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., guidance pertaining to the U.S. Foreign Account Tax Compliance Act) and tax legislation/initiatives currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Expenses and class allocations

Most of the expenses of the Trust are directly attributable to an individual Fund. Generally, common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (see Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian and fund accounting agent except for Emerging Markets Fund’s holdings in Indian assets, for which Brown Brothers Harriman & Co. (“BBH”) serves as custodian. Prior to November 3, 2017, BBH served as the Funds’ custodian and fund accounting agent except for Climate Change Fund, Quality Fund, U.S. Equity Allocation Fund and Risk Premium Fund. State Street serves as the transfer agent for all Funds. Prior to December 31, 2013, State Street’s transfer agent fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintained in a State Street transfer agent account. Earnings allowances were reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2014, any cash balances maintained at the transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations. Any cash balances maintained at the custodian are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of an investor’s purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of dividends or other distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

GMO also may waive or reduce the purchase premium or redemption fee for a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

GMO also may reduce the purchase premium to the extent that securities are used to purchase a Fund’s shares (taking into account transaction costs, stamp duties or transfer fees). GMO may reduce redemption fees to the extent a Fund uses portfolio securities to redeem its shares (taking into account transaction costs, stamp duties or transfer fees).

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

As of February 28, 2018, the premium on cash purchases and the fee on cash redemptions were as follows:

	Climate Change Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Foreign Small Companies Fund	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Purchase Premium	—	0.80%	0.80%	0.50%	—	—	—	0.30%	0.15%	—	—
Redemption Fee	—	0.80%	0.80%	0.50%	—	—	—	0.30%	0.15%	—	—

Other matters

Emerging Markets Fund (“EMF”)

Indian regulators alleged in 2002 that EMF violated some conditions under which it was granted permission to operate in India and have restricted some of EMF’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of EMF, a portion of the assets are not permitted to be withdrawn from EMF’s local custodial account located in India. The amount of restricted assets is small relative to the size of EMF, representing approximately 0.08% of the Fund’s total net assets as of February 28, 2018 and is included within miscellaneous payable within the Statements of Assets and Liabilities. The effect of this claim on the value of the restricted assets, and all matters relating to EMF’s response to these allegations, are subject to the supervision and control of GMO Trust’s Board of Trustees. Any costs in respect of this matter will be borne by EMF.

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Climate Change Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Foreign Small Companies Fund	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Commodities Risk	X							X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X
Credit Risk		X							X
Currency Risk	X	X	X	X	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X	X	X	X	X	X

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

	Climate Change Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Foreign Small Companies Fund	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk		X	X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X		X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income		X							X
Merger Arbitrage Risk	X							X
Non-Diversified Funds	X	X	X				X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X
Small Company Risk	X	X	X	X	X		X	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of collateral held by the Fund (if any).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds. Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

•  CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments are also subject to illiquidity risk. See “Illiquidity Risk.”

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and a Fund holding a rated investment is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease the market price of a Fund’s investments and increase the volatility of a Fund’s portfolio.

Asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality investments, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case a Fund may have to purchase U.S. dollars at an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates, or inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the exposure arises.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of a Fund’s net asset value.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives will sometimes be unclear. In addition, the SEC has proposed a rule under the 1940 Act, regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are new and evolving (and some of the rules are not yet final), their impact on the Funds remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. The Funds, particularly Risk Premium Fund, are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

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February 28, 2018

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency.

Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

Because Resources Fund concentrates its investments in the natural resources sector, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector are often more volatile (particularly in the short term) than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over the supplies they purchase and the products they sell, which can affect their profitability, and are often capital-intensive and use significant amounts of leverage. Projects in the natural resources sector may take extended periods of time to complete, and companies cannot ensure that the market will be favorable at the time the project begins production. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, companies in the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, companies in the natural resources sector can be significantly affected by import controls, worldwide competition and cartels, and changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

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February 28, 2018

Because Climate Change Fund focuses its investments in securities of companies involved in climate change-related industries, it will be more susceptible to events or factors affecting these companies, and the market prices of its portfolio securities may be more volatile than those of mutual funds that are more diversified. Climate Change Fund is particularly exposed to such factors as changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments (such as potential cut-backs on funding for the Environmental Protection Agency and other policies and actions by the Trump administration). Companies involved in alternative fuels also may be adversely affected by the increased use of, or decreases in prices for, oil or other fossil fuels. In addition, scientific developments, such as breakthroughs in the remediation of global warming or changes in governmental policies relating to the effects of pollution may affect investments in pollution control, which could in turn affect these companies. Such companies also may be significantly affected by the level or pace of technological change in industries focusing on energy, pollution control and mitigation of global warming. Because society’s focus on climate change issues is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. Some companies involved in climate change-related industries are in the early stages of operation and have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the market prices of securities of companies involved in climate change-related industries tend to be considerably more volatile than those of companies in more established sectors and industries.

Because Risk Premium Fund can have substantial exposure through a limited number of options contracts and because the Fund’s exposures may relate to relatively few stock indices, the Fund is subject to focused investment risk.

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) are exposed to the risk that the Underlying Funds will not perform as expected. The Funds also are indirectly exposed to all of the risks to which the Underlying Funds are exposed.

Absent reimbursement, a Fund bears the fees and expenses of an Underlying Fund (including purchase premiums and redemption fees, if any) in which it invests, and the Fund will incur additional expenses when investing in an Underlying Fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

At any particular time, one Underlying Fund may be purchasing securities of an issuer whose securities are being sold by another Underlying Fund, resulting in a Fund that holds each Underlying Fund indirectly incurring the costs associated with the two transactions without changing its exposure to those securities.

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more Underlying Funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income

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February 28, 2018

markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark. The degree to which a Fund’s securities are illiquid may affect the likelihood of its paying redemption proceeds in-kind.

In recent years, the credit markets have experienced periods characterized by a significant lack of liquidity, and they may experience similar periods in the future. A lack of liquidity could require a Fund to sell securities to satisfy collateral posting requirements and meet redemptions, which could, in turn, create downward price pressure on the securities being sold.

A Fund’s, and particularly Risk Premium Fund’s, ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of a purchase or redemption order that is not ultimately received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. Additionally, redemptions and purchases of shares by a large shareholder or group of shareholders potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.

To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, a Fund’s portfolio also will be leveraged if it exercises its right to delay payment on a redemption and can result in losses if the value of the Fund’s assets changes between the time a redemption request is received or deemed to be received by a Fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the Fund) and the time at which the Fund liquidates assets to meet redemption requests. Such a change in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices for which the time period between the NAV determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and non-redeeming shareholders to material losses.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

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February 28, 2018

Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty or have the pledged securities liquidated to compensate for the decline.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and may cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In the case of Tax-Managed International Equities Fund, GMO’s tax-management strategies may be ineffective or limited by market conditions, the timing of cash flows into and out of the Fund, and current or future developments in tax legislation and regulation.

For many Funds, GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong.

GMO relies on quantitative models in making investment decisions. The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that includes errors, omissions, bugs, or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are present in the ordinary course of business and are more likely to occur when GMO is making changes to its models. Any of these risks could adversely affect a Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to a risk of loss resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that may have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being unable, among other things, to buy or sell securities or accurately price their investments. The Funds cannot directly control cyber security plans and systems put in place by their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the

GMO Trust Funds

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February 28, 2018

marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by a company whose securities are held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program as well as the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). A significant degree of uncertainty exists about the time frame for Brexit and whether it will have a negative impact on the United Kingdom, the European Union and/or the broader global economy.

War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the issuer’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Because of Risk Premium Fund’s emphasis on selling put options on stock indices, GMO expects its net asset value to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform relative to those indices when the markets associated with those indices rise sharply because of the Fund’s lack of exposure to the upside of those markets.

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Fixed Income — Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, these investments also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade investments (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate investments, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling portfolio assets when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent years, central banks and governmental financial regulators, including the U.S. Federal Reserve, have kept interest rates historically low by purchasing bonds. Steps to curtail or “taper” such activities (such as recent indications from the U.S. Federal Reserve of its intent to do so) and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• MERGER ARBITRAGE RISK. Some Funds engage in transactions in which the Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

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February 28, 2018

If a Fund engages in merger arbitrage and the merger later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund is likely to decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. A proposed merger can fail to be consummated for many reasons, including regulatory and antitrust restrictions, industry weakness, company specific events, failed financings, and general market declines.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund may sell securities short when GMO expects the Fund to receive the securities upon consummation of a transaction; if the Fund does not actually receive the securities, the Fund will have an unintended “naked” short position and may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss. A Fund’s merger arbitrage transactions could result in tax inefficiencies, including greater distributions of net investment income and net realized capital gains than otherwise would be the case.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Climate Change Fund
•	Emerging Markets Fund
•	Emerging Domestic Opportunities Fund• Quality Fund
•	Resources Fund
•	Risk Premium Fund
•	Tax-Managed International Equities Fund

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets include securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund’s pursuit of such refunds may subject a Fund to various administrative and/or judicial proceedings. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until GMO is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net asset value. Absent a determination that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value. See “Taxes, Non-U.S. Taxes” in the GMO Trust Statement of Additional Information for additional information.

For information on possible special Singapore tax consequences of an investment in the Funds, see the Funds’ Prospectus and Statement of Additional Information.

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Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in foreign currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license and thus limits the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license and thereby limit the Fund’s investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a smaller group of key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

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The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). While GMO expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, from time to time the Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). For example, if Risk Premium Fund receives a redemption request and is unable to close out an option it had sold, the Fund may temporarily have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Risk Premium Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

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For Funds that held derivatives during the year ended February 28, 2018, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Climate Change Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Foreign Small Companies Fund	International Equity Fund	International Large/Mid Cap Equity Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Forward currency contracts
Adjust exposure to foreign currencies				X
Hedge foreign currency exposure in the underlying funds’ investments relative to the U.S. dollar		X
Futures contracts
Adjust exposure to certain securities markets		X	X	X	X	X			X	X
Maintain the diversity and liquidity of the portfolio				X	X	X			X	X
Options (Written)
Substitute for direct equity investment								X
Swap contracts
Substitute for direct equity investment		X	X
Achieve returns comparable to holding and lending a direct equity position		X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X		X	X	X		X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures

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contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded in the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

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Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses in the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman

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Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure.

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2018 and the Statements of Operations for the year ended February 28, 2018^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts		Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts		Other Contracts		Total
Emerging Domestic Opportunities Fund
Asset Derivatives
Investments, at value (rights and/or warrants)		$—	$4,049,338	$—		$—		$—	$4,049,338
Investments, at value (fully funded total return swaps)¤		—	20,810,307	—		—		—	20,810,307
Unrealized Appreciation on Forward Currency Contracts		—	—	2,394,566		—		—	2,394,566
Unrealized Appreciation on Futures Contracts¤		—	585,358	—		—		—	585,358

Total		$—	$25,445,003	$2,394,566		$—		$—	$27,839,569

Derivatives not subject to Master Agreements		$—	$4,049,338	$—		$—		$—	$4,049,338

Total subject to Master Agreements		$—	$21,395,665	$2,394,566		$—		$—	$23,790,231

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts		$—	$—	$(38,794)		$—		$—	$(38,794)
Unrealized Depreciation on Futures Contracts¤		—	(1,721,609)	—		—		—	(1,721,609)

Total	$		$(1,721,609)	$(38,794)	$		$		$(1,760,403)

Derivatives not subject to Master Agreements		$—	$—	$—		$—		$—	$—

Total subject to Master Agreements		$—	$(1,721,609)	$(38,794)		$—		$—	$(1,760,403)

Net Realized Gain (Loss) on
Investments (rights and/or warrants)		$—	$4,029,148	$—		$—		$—	$4,029,148
Forward Currency Contracts		—	—	(1,400,179)		—		—	(1,400,179)
Futures Contracts		—	17,257,928	—		—		—	17,257,928
Swap Contracts		—	14,964,975	—		—		—	14,964,975

Total		$—	$36,252,051	$(1,400,179)		$—		$—	$34,851,872

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	Credit Contracts		Equity Contracts	Foreign Currency Contracts		Interest Rate Contracts		Other Contracts		Total
Emerging Domestic Opportunities Fund (continued)
Change in Net Appreciation (Depreciation) on
Investments (rights and/or warrants)		$—	$709,036		$—		$—		$—	$709,036
Investments (fully funded total return swaps)¤		—	6,222,642		—		—		—	6,222,642
Forward Currency Contracts		—	—		1,866,853		—		—	1,866,853
Futures Contracts		—	(6,704,219)		—		—		—	(6,704,219)
Swap Contracts		—	(740,882)		—		—		—	(740,882)

Total		$—	$(513,423)		$1,866,853		$—		$—	$1,353,430

Emerging Markets Fund
Asset Derivatives
Investments, at value (rights and/or warrants)		$—	$423,736		$—		$—		$—	$423,736
Unrealized Appreciation on Futures Contracts¤		—	17,822,856		—		—		—	17,822,856
Swap Contracts, at value¤		—	435,941		—		—		—	435,941

Total		$—	$18,682,533		$—		$—		$—	$18,682,533

Derivatives not subject to Master Agreements		$—	$423,736		$—		$—		$—	$423,736

Total subject to Master Agreements		$—	$18,258,797		$—		$—		$—	$18,258,797

Net Realized Gain (Loss) on
Investments (rights and/or warrants)		$—	$73,491		$—		$—		$—	$73,491
Futures Contracts		—	31,278,684		—		—		—	31,278,684
Swap Contracts		—	2,819,214		—		—		—	2,819,214

Total		$—	$34,171,389		$—		$—		$—	$34,171,389

Change in Net Appreciation (Depreciation) on
Investments (rights and/or warrants)		$—	$290,562		$—		$—		$—	$290,562
Investments (fully funded total return swaps)		—	(20,418)		—		—		—	(20,418)
Futures Contracts		—	17,956,362		—		—		—	17,956,362
Swap Contracts		—	(599,390)		—		—		—	(599,390)

Total		$—	$17,627,116		$—		$—		$—	$17,627,116

Foreign Small Companies Fund
Liability Derivatives
Unrealized Depreciation on Futures Contracts¤		$—	$(32,848)		$—		$—		$—	$(32,848)

Total		$—	$(32,848)		$—		$—		$—	$(32,848)

Derivatives not subject to Master Agreements	$		$—	$		$		$		$—

Total subject to Master Agreements		$—	$(32,848)		$—		$—		$—	$(32,848)

Net Realized Gain (Loss) on
Futures Contracts		$—	$648,798		$—		$—		$—	$648,798

Total		$—	$648,798		$—		$—		$—	$648,798

Change in Net Appreciation (Depreciation) on
Forward Currency Contracts		$—	$302,043		$—		$—		$—	$302,043

Futures Contracts		$—	$(32,848)		$—		$—		$—	$(32,848)

Total		$—	$(269,195)		$—		$—		$—	$(269,195)

International Equity Fund
Liability Derivatives
Unrealized Depreciation on Futures Contracts¤		$—	$(5,376)		$—		$—		$—	$(5,376)

Total		$—	$(5,376)		$—		$—		$—	$(5,376)

Derivatives not subject to Master Agreements		$—	$—		$—		$—		$—	$—

Total subject to Master Agreements		$—	$(5,376)		$—		$—		$—	$(5,376)

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February 28, 2018

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
International Equity Fund (continued)
Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—	$138,588	$—	$—	$—	$138,588
Futures Contracts	$—	$5,402,203	$—	$—	$—	$5,402,203

Total	$—	$5,540,791	$—	$—	$—	$5,540,791

Change in Net Appreciation (Depreciation) on
Futures Contracts	$—	$(5,376)	$—	$—	$—	$(5,376)

Total	$—	$(5,376)	$—	$—	$—	$(5,376)

International Large/Mid Cap Equity Fund
Liability Derivatives
Unrealized Depreciation on Futures Contracts¤	$—	$(24,404)	$—	$—	$—	$(24,404)

Total	$—	$(24,404)	$—	$—	$—	$(24,404)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(24,404)	$—	$—	$—	$(24,404)

Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—	$0	$—	$—	$—	$0
Futures Contracts	—	172,648	—	—	—	172,648

Total	$—	$172,648	$—	$—	$—	$172,648

Change in Net Appreciation (Depreciation) on
Futures Contracts	$—	$(42,734)	$—	$—	$—	$(42,734)

Total	$—	$(42,734)	$—	$—	$—	$(42,734)

Resources Fund
Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—	$(2,480)	$—	$—	$—	$(2,480)

Total	$—	$(2,480)	$—	$—	$—	$(2,480)

Risk Premium Fund
Liability Derivatives
Written Options, at value	$—	$(1,137,772)	$—	$—	$—	$(1,137,772)

Total	$—	$(1,137,772)	$—	$—	$—	$(1,137,772)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(1,137,772)	$—	$—	$—	$(1,137,772)

Net Realized Gain (Loss) on
Written Options	$—	$9,169,404	$—	$—	$—	$9,169,404

Total	$—	$9,169,404	$—	$—	$—	$9,169,404

Change in Net Appreciation (Depreciation) on
Written Options	$—	$(273,901)	$—	$—	$—	$(273,901)

Total	$—	$(273,901)	$—	$—	$—	$(273,901)

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February 28, 2018

	Credit Contracts		Equity Contracts	Foreign Currency Contracts		Interest Rate Contracts		Other Contracts		Total
Tax-Managed International Equities Fund
Asset Derivatives
Investments, at value (rights and/or warrants)		$—	$2,379		$—		$—		$—	$2,379

Total		$—	$2,379	$		$		$		$2,379

Derivatives not subject to Master Agreements		$—	$2,379		$—		$—		$—	$2,379

Total subject to Master Agreements		$—	$—		$—		$—		$—	$—

Liability Derivatives
Unrealized Depreciation on Futures Contracts¤		$—	$(46,749)		$—		$—		$—	$(46,749)

Total		$—	$(46,749)		$—		$—		$—	$(46,749)

Derivatives not subject to Master Agreements	$		$—	$		$		$		$—

Total subject to Master Agreements		$—	$(46,749)		$—		$—		$—	$(46,749)

Net Realized Gain (Loss) on
Investments (rights and/or warrants)		$—	$29,540		$—		$—		$—	$29,540
Futures Contracts		—	99,587		—		—		—	99,587

Total		$—	$129,127		$—		$—		$—	$129,127

Change in Net Appreciation (Depreciation) on
Investments (rights and/or warrants)		$—	$1,389		$—		$—		$—	$1,389
Futures Contracts		—	(45,489)		—		—		—	(45,489)

Total		$—	$(44,100)		$—		$—		$—	$(44,100)

U.S. Equity Allocation Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts¤		$—	$74,241		$—		$—		$—	$74,241

Total		$—	$74,241		$—		$—		$—	$74,241

Derivatives not subject to Master Agreements		$—	$—		$—		$—		$—	$—

Total subject to Master Agreements		$—	$74,241		$—		$—		$—	$74,241

Net Realized Gain (Loss) on
Futures Contracts		$—	$2,120,298		$—		$—		$—	$2,120,298

Total		$—	$2,120,298		$—		$—		$—	$2,120,298

Change in Net Appreciation (Depreciation) on
Futures Contracts		$—	$74,241		$—		$—		$—	$74,241

Total		$—	$74,241		$—		$—		$—	$74,241

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
¤	The table includes cumulative unrealized appreciation/depreciation of futures and value of cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and set-off provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to

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calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset. Additionally, the set-off and netting provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Because no such event has occurred, the Funds do not presently have a legally enforceable right of set-off and these amounts have not been offset in the Statements of Assets and Liabilities, but have been presented separately in the table below. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect an early termination of all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be paid by a Fund (or may be received by a Fund) in such an event is represented by the Net Amounts in the tables below. For more information about other uncertainties and risks, see “Investments and other risks” above.

For financial reporting purposes, in the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2018, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 28, 2018:

Emerging Domestic Opportunities Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Goldman Sachs International	$20,810,307	$(620,000)	$—	$20,190,307
Morgan Stanley & Co. International PLC	2,394,566	(2,355,772)	(38,794)	—	*

Total	$23,204,873	$(2,975,772)	$(38,794)	$20,190,307

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC	$38,794	$—	$38,794	$—

Total	$38,749	$—	$38,794	$—

Emerging Markets Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC	$435,941	$(435,941)	$—	$—	*

Total	$435,941	$(435,941)	$—	$—

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February 28, 2018

Risk Premium Fund

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Goldman Sachs & Co	$338,564	$(338,564)	$—	$—	*
Morgan Stanley & Co. LLC	799,208	(799,208)	—	—	*

Total	$1,137,772	$(1,137,772)	$—	$—

*	The actual collateral received and/or pledged is more than the amount shown.

The average derivative activity of notional amounts (forward currency contracts, futures contracts and swap contracts), market values (rights and/ or warrants) and number of contracts (options) outstanding, based on absolute values, at each month-end, was as follows for the year ended February 28, 2018:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)		Options (Contracts)	Rights and/or Warrants ($)
Climate Change Fund	—	—	—		—	422	*
Emerging Domestic Opportunities Fund	95,599,635	319,628,972	39,456,818	**	—	8,404,874
Emerging Markets Fund	—	244,117,917	26,774,052	**	—	214,569
Foreign Small Companies Fund	2,685,485	963,616	—		—	—
International Equity Fund	—	16,645,393	—		—	484,888
International Large/Mid Cap Equity Fund	—	888,241	—		—	8,880
Resources Fund	—	—	—		—	7,532
Risk Premium Fund	—	—	—		2,366	—
Tax-Managed International Equities Fund	—	902,842	—		—	3,735
U.S. Equity Allocation Fund	—	4,171,309	—		—	—

*	During the period ended February 28, 2018, the Fund did not hold this investment type at any month-end; therefore, the average amount outstanding was calculated using daily outstanding absolute values.
**	Includes fully funded total return swap average derivative activity for the year ended February 28, 2018.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Climate Change Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Foreign Small Companies Fund	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Management Fee	0.60%(a)	0.75%	0.75%(b)	0.60%(c)	0.50%	0.38%	0.33%	0.50%	0.45%	0.50%	0.31%

(a)	GMO has contractually agreed to reduce its annual management fee by 0.15% through December 31, 2018.
(b)	GMO has contractually agreed to reduce, through at least June 30, 2018, its annual management fee to an annual rate of 0.65% of the Fund’s average daily net asset value.
(c)	Prior to June 30, 2017, the management fee was 0.70%. For the period from May 1, 2017 through July 31, 2017, GMO waived its management fee.

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In addition, each class of shares of certain Funds pays GMO directly or indirectly a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly at the annual rate equal to the percentage of each applicable Class’s average daily net assets set forth in the table below:

Fund Name	Class II	Class III	Class IV	Class V		Class VI
Climate Change Fund		0.15%	0.10%*	0.085%	*	0.055%	*
Emerging Domestic Opportunities Fund	0.22%	0.15%	0.105%	0.085%		0.055%	*
Emerging Markets Fund	0.22%	0.15%	0.105%	0.085%		0.055%
Foreign Small Companies Fund(a)		0.15%	0.10%
International Equity Fund	0.22%	0.15%	0.09%
International Large/Mid Cap Equity Fund		0.15%	0.09%			0.055%	*
Quality Fund		0.15%	0.105%	0.085%		0.055%
Resources Fund		0.15%	0.10%	0.085%	*	0.055%	*
Risk Premium Fund		0.15%	0.10%*	0.085%	*	0.055%
Tax-Managed International Equities Fund		0.15%
U.S. Equity Allocation Fund		0.15%	0.10%	0.085%		0.055%

*	Class is offered but has no shareholders as of February 28, 2018.
(a)	For the period from May 1, 2017 through July 31, 2017, GMO waived its shareholder service fees.

For each Fund, other than Climate Change Fund and Resources Fund, GMO has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). For Climate Change Fund and Resources Fund, GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets (“Expense Threshold Amount”). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO.

Subject to the exclusions noted below, “Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. In the case of Emerging Markets Fund, “Specified Operating Expenses” does not include custody expenses, and in the case of Emerging Domestic Opportunities Fund, “Specified Operating Expenses” only includes custody expenses to the extent that they exceed 0.10% of the Fund’s average daily net assets.

For Climate Change Fund and Resources Fund, GMO is permitted to recover from the Fund, on a class-by-class basis, as applicable, the “Specified Operating Expenses” GMO has borne or reimbursed (whether through reduction of its fees or otherwise) to the extent that the Fund(s)’ “Specified Operating Expense(s)” later fall below the Expense Threshold Amount or the lower expense limit in effect when GMO seeks to recover the expenses. A Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. The amount GMO is entitled to recover may not cause a Fund to exceed the Expense Threshold Amount or the lower expense limit in effect when GMO seeks recovery.

For the year ended February 28, 2018, GMO recouped the following previously recorded waivers and/or reimbursements.

Recoupment Amount ($)
Resources Fund	14,512

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On February 28, 2018, the reimbursements and/or waivers subject to possible future recoupment are as follows:

	Expiring year ending February 28, 2019	Expiring year ending February 29, 2020	Expiring year ending February 28, 2021
Climate Change Fund, Class III	—	—	$60,800
Resources Fund, Class III	—	—	$ 5,581
Resources Fund, Class IV	—	—	$62,830

For each Fund that pays GMO a management fee, GMO has contractually agreed to waive or reduce that fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

In addition, for Emerging Markets Fund only, GMO has contractually agreed to waive the shareholder service fees charged to holders of each class of shares of the Fund to the extent necessary to prevent the shareholder service fees borne by each class of shares of the Fund from exceeding the percentage of the class’s average daily net assets as follows: 0.20% for Class II shares, 0.15% for Class III shares, 0.10% of Class IV shares, 0.05% for Class V shares, and 0.02% for Class VI shares.

These contractual waivers and reimbursements will continue through at least June 30, 2018 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplemental support agreement.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2018 is shown in the table below and is included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
Climate Change Fund	828	2
Emerging Domestic Opportunities Fund	51,266	4,408
Emerging Markets Fund	114,094	10,118
Foreign Small Companies Fund	11,080	1,153
International Equity Fund	126,574	11,238
International Large/Mid Cap Equity Fund	1,623	255
Quality Fund	195,855	16,652
Resources Fund	5,587	403
Risk Premium Fund	3,530	365
Tax-Managed International Equities Fund	2,564	255
U.S. Equity Allocation Fund	36,718	3,104

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February 28, 2018

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2018 these indirect fees and expenses expressed as a percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
Climate Change Fund	< 0.001%	0.000%	0.000%	< 0.001%
Emerging Domestic Opportunities Fund	< 0.001%	0.000%	0.000%	< 0.001%
Emerging Markets Fund	< 0.001%	0.000%	0.000%	< 0.001%
Foreign Small Companies Fund	< 0.001%	0.000%	0.000%	< 0.001%
International Equity Fund	< 0.001%	0.000%	0.000%	< 0.001%
International Large/Mid Cap Equity Fund	< 0.001%	0.000%	0.000%	< 0.001%
Quality Fund	< 0.001%	0.000%	0.000%	< 0.001%
Resources Fund	< 0.001%	0.000%	0.000%	< 0.001%
Risk Premium Fund	0.000%	0.000%	0.000%	0.000%
Tax-Managed International Equities Fund	< 0.001%	0.000%	0.000%	< 0.001%
U.S. Equity Allocation Fund	< 0.001%	0.000%	0.000%	< 0.001%

The Funds are permitted to purchase or sell securities from or to certain other GMO funds under specified conditions outlined in procedures adopted by the Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effectuated at the current market price. During the year ended February 28, 2018, the Funds did not engage in these transactions.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and including GMO U.S. Treasury Fund, if applicable, for the year ended February 28, 2018 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Climate Change Fund	—	52,982,094	—	28,895,533
Emerging Domestic Opportunities Fund	—	5,555,390,198	—	5,754,073,481
Emerging Markets Fund	—	5,901,913,790	—	6,827,711,552
Foreign Small Companies Fund	—	553,454,979	—	756,902,482
International Equity Fund	—	3,353,930,097	—	5,021,611,571
International Large/Mid Cap Equity Fund	—	139,584,018	—	261,175,153
Quality Fund	—	1,878,682,138	—	4,113,171,483
Resources Fund	—	293,820,264	—	212,003,651
Risk Premium Fund	74,856,338	—	—	—
Tax-Managed International Equities Fund	—	83,755,205	—	151,683,723
U.S. Equity Allocation Fund	—	1,562,702,143	—	2,120,151,419

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February 28, 2018

Cost of purchases and proceeds from sales of securities for in-kind transactions, excluding short-term investments, in accordance with U.S. GAAP for the year ended February 28, 2018 are noted in the table below:

Fund Name	Purchases ($)	Sales ($)
Foreign Small Companies Fund	—	$541,686,701*

*	$503,881,179 of the redemptions in-kind were redeemed by affiliates.

For the year ended February 28, 2018, the Funds had the following net realized gains/(losses) attributed to redemption in-kind transactions:

Fund Name	Net realized gains/(losses) attributed to redemption in-kind transactions ($)
Foreign Small Companies Fund	$92,227,938

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2018

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
Climate Change Fund	3		60.87%	69.20%	—
Emerging Domestic Opportunities Fund*	2		29.19%	1.59%	—
Emerging Markets Fund*	3	#	34.91%	0.31%	71.57%
Foreign Small Companies Fund	3		96.60%	0.03%	—
International Equity Fund	5	§	67.67%	0.01%	92.03%
International Large/Mid Cap Equity Fund	1		94.77%	—	—
Quality Fund	—		—	0.22%	16.47%
Resources Fund	1		77.55%	6.55%	2.98%
Risk Premium Fund	2	‡	97.09%	0.31%	99.34%
Tax-Managed International Equities Fund	4		63.53%	0.12%	—
U.S. Equity Allocation Fund	4	#	70.20%	0.03%	98.23%

*	The Fund’s outstanding shares were owned by more than 10 shareholders as of February 28, 2018.
‡	One of the shareholders is another fund of the Trust.
§	Four of the shareholders are other funds of the Trust.
#	Two of the shareholders are other funds of the Trust.

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February 28, 2018

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 28, 2018		Year Ended February 28, 2017

	Shares	Amount	Shares	Amount
Climate Change Fund
Class III:*
Shares sold	1,093,126	$23,929,134
Shares issued to shareholders in reinvestment of distributions	28,235	655,616

Net increase (decrease)	1,121,361	$24,584,750

Emerging Domestic Opportunities Fund
Class II:
Shares sold	1,817,724	$49,043,727	7,485,284	$160,982,074
Shares issued to shareholders in reinvestment of distributions	272,286	7,617,993	697,230	14,510,206
Shares repurchased	(4,486,864)	(116,784,190)	(10,275,533)	(225,166,888)
Purchase premiums	—	74,964	—	78,467
Redemption fees	—	542,684	—	588,506

Net increase (decrease)	(2,396,854)	$(59,504,822)	(2,093,019)	$(49,007,635)

Class III:
Shares sold	—	$—	2,933,935	$62,998,906
Shares issued to shareholders in reinvestment of distributions	60,784	1,697,769	222,746	4,625,740
Shares repurchased	(1,551,984)	(41,407,143)	(10,000,083)	(216,597,785)
Purchase premiums	—	14,320	—	24,572
Redemption fees	—	104,186	—	164,606

Net increase (decrease)	(1,491,200)	$(39,590,868)	(6,843,402)	$(148,783,961)

Class IV:
Shares sold	—	$—	6,037,293	$129,016,957
Shares issued to shareholders in reinvestment of distributions	151,953	4,239,893	782,540	16,393,889
Shares repurchased	(4,539,880)	(123,386,543)	(30,511,626)	(697,091,179)
Purchase premiums	—	37,899	—	104,701
Redemption fees	—	274,132	—	684,403

Net increase (decrease)	(4,387,927)	$(118,834,619)	(23,691,793)	$(550,891,229)

Class V:
Shares sold	2,321,991	$57,701,679	26,717,121	$614,385,969
Shares issued to shareholders in reinvestment of distributions	598,836	16,696,891	1,075,943	22,220,013
Shares repurchased	(422,783)	(12,691,594)	(2,550,388)	(52,305,875)
Purchase premiums	—	132,470	—	58,196
Redemption fees	—	962,652	—	569,292

Net increase (decrease)	2,498,044	$62,802,098	25,242,676	$584,927,595

Class VI:‡
Shares sold	546,851	$12,564,071	205,646	$4,338,151
Shares issued to shareholders in reinvestment of distributions	—	—	13,943	290,287
Shares repurchased	(1,215,116)	(28,809,003)	(23,501)	(513,105)
Purchase premiums	—	48	—	1,413
Redemption fees	—	2,069	—	10,922

Net increase (decrease)	(668,265)	$(16,242,815)	196,088	$4,127,668

159

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

	Year Ended February 28, 2018				Year Ended February 28, 2017

	Shares		Amount		Shares	Amount
Emerging Markets Fund
Class II:#
Shares sold	2,144,525		$76,615,465		823,187	$23,902,466
Shares issued to shareholders in reinvestment of distributions	298,236		10,137,847		317,627	8,547,393
Shares repurchased	(5,901,364)		(198,656,462)		(7,873,707)	(209,618,011)
Purchase premiums	—		412,144		—	206,220
Redemption fees	—		1,199,050		—	1,323,690

Net increase (decrease)	(3,458,603)		$(110,291,956)		(6,732,893)	$(175,638,242)

Class III:#
Shares sold	5,262,213		$189,034,182		1,646,735	$50,110,147
Shares issued to shareholders in reinvestment of distributions	160,773		5,490,307		101,508	2,737,447
Shares repurchased	(4,761,245)		(152,016,265)		(20,839)	(590,715)
Purchase premiums	—		163,459		—	115,197
Redemption fees	—		573,854		—	604,396

Net increase (decrease)	661,741		$43,245,537		1,727,404	$52,976,472

Class IV:#
Shares sold	12,287,373		$414,505,112		12,277,358	$367,988,726
Shares issued to shareholders in reinvestment of distributions	200,918		6,727,048		106,683	2,851,160
Shares repurchased	(18,629,708)		(647,014,911)		(4,671,454)	(129,426,496)
Purchase premiums	—		616,336		—	188,279
Redemption fees	—		1,577,373		—	734,437

Net increase (decrease)	(6,141,417)		$(223,589,042)		7,712,587	$242,336,106

Class V:#
Shares sold	913,530		$29,688,750		3,283,522	$87,142,351
Shares issued to shareholders in reinvestment of distributions	124,905		4,213,667		326,859	8,709,058
Shares repurchased	(10,910)		(389,825)		(11,837,332)	(354,659,563)
Purchase premiums	—		124,417		—	107,715
Redemption fees	—		354,662		—	992,090

Net increase (decrease)	1,027,525		$33,991,671		(8,226,951)	$(257,708,349)

Class VI:#
Shares sold	14,003,693		$460,981,387		9,646,816	$286,707,394
Shares issued to shareholders in reinvestment of distributions	2,950,428		99,601,307		2,878,228	76,876,100
Shares repurchased	(36,424,149)		(1,211,074,646)		(55,955,886)	(1,530,569,213)
Purchase premiums	—		2,981,424		—	1,452,890
Redemption fees	—		8,857,454		—	9,612,117

Net increase (decrease)	(19,470,028)		$(638,653,074)		(43,430,842)	$(1,155,920,712)

Foreign Small Companies Fund
Class III:
Shares sold	1,205,904		$18,448,098		4,911,945	$70,841,467
Shares issued to shareholders in reinvestment of distributions	1,155,505		17,572,868		529,271	7,195,678
Shares repurchased	(15,628,838	)(a)	(245,691,422	)(a)	(12,753,958)	(181,381,778)
Purchase premiums	—		1,984		—	4,090
Redemption fees	—		396,995		—	328,256

Net increase (decrease)	(13,267,429)		$(209,271,477)		(7,312,742)	$(103,012,287)

160

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

	Year Ended February 28, 2018				Year Ended February 28, 2017

	Shares		Amount		Shares	Amount
Foreign Small Companies Fund (continued)
Class IV:
Shares sold	4,509,349		$70,616,166		8,926	$123,290
Shares issued to shareholders in reinvestment of distributions	2,798,225		42,386,751		1,147,196	15,561,235
Shares repurchased	(40,727,929	)(b)	(627,887,398	)(b)	(8,423,117)	(118,607,509)
Purchase premiums	—		5,741		—	11,501
Redemption fees	—		824,581		—	832,379

Net increase (decrease)	(33,420,355)		$(514,054,159)		(7,266,995)	$(102,079,104)

International Equity Fund
Class II:
Shares sold	489,231		$11,146,918		394,169	$7,758,214
Shares issued to shareholders in reinvestment of distributions	15,844		367,095		53,704	1,036,907
Shares repurchased	(11,060)		(259,126)		(4,406,766)	(86,201,920)

Net increase (decrease)	494,015		$11,254,887		(3,958,893)	$(77,406,799)

Class III:
Shares sold	5,618,387		$134,845,293		3,202,195	$63,057,431
Shares issued to shareholders in reinvestment of distributions	676,948		15,748,936		1,458,230	28,472,050
Shares repurchased	(21,799,987)		(490,728,694)		(25,597,340)	(510,086,501)

Net increase (decrease)	(15,504,652)		$(340,134,465)		(20,936,915)	$(418,557,020)

Class IV:
Shares sold	8,188,636		$186,191,569		11,139,274	$215,725,536
Shares issued to shareholders in reinvestment of distributions	6,749,246		156,837,529		11,785,933	229,782,109
Shares repurchased	(72,887,892)		(1,667,210,560)		(158,196,157)	(3,158,978,555)

Net increase (decrease)	(57,950,010)		$(1,324,181,462)		(135,270,950)	$(2,713,470,910)

International Large/Mid Cap Equity Fund
Class III:
Shares sold	2,952,020		$78,517,708		411,984	$10,495,496
Shares issued to shareholders in reinvestment of distributions	19,019		497,829		253,763	6,161,168
Shares repurchased	(1,428,325)		(37,475,512)		(18,719,775)	(470,772,481)

Net increase (decrease)	1,542,714		$41,540,025		(18,054,028)	$(454,115,817)

Class IV:
Shares sold	25,357		$667,693		1,317,734	$33,127,702
Shares issued to shareholders in reinvestment of distributions	524,624		13,754,556		728,389	17,599,928
Shares repurchased	(6,273,065)		(167,412,155)		(23,672,201)	(600,482,249)

Net increase (decrease)	(5,723,084)		$(152,989,906)		(21,626,078)	$(549,754,619)

Class VI:‡
Shares sold	—		$—		—	$—
Shares issued to shareholders in reinvestment of distributions	—		—		623,703	14,995,054
Shares repurchased	(23,527)		(616,556)		(12,536,597)	(300,320,271)

Net increase (decrease)	(23,527)		$(616,556)		(11,912,894)	$(285,325,217)

161

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

	Year Ended February 28, 2018		Year Ended February 28, 2017

	Shares	Amount	Shares	Amount
Quality Fund
Class III:
Shares sold	9,569,371	$233,792,192	27,204,984	$577,084,371
Shares issued to shareholders in reinvestment of distributions	9,710,900	236,338,887	5,427,657	111,954,229
Shares repurchased	(41,778,688)	(994,664,619)	(78,926,958)	(1,636,659,609)

Net increase (decrease)	(22,498,417)	$(524,533,540)	(46,294,317)	$(947,621,009)

Class IV:
Shares sold	2,687,351	$65,544,766	23,563,655	$498,378,900
Shares issued to shareholders in reinvestment of distributions	3,024,905	73,674,810	2,065,342	42,641,190
Shares repurchased	(23,049,188)	(543,039,198)	(38,313,485)	(806,249,545)

Net increase (decrease)	(17,336,932)	$(403,819,622)	(12,684,488)	$(265,229,455)

Class V:
Shares sold	15,240,672	$355,202,520	9,463,322	$197,196,406
Shares issued to shareholders in reinvestment of distributions	753,632	18,275,903	717,958	14,824,416
Shares repurchased	(30,753,264)	(742,878,377)	(3,801,010)	(79,429,321)

Net increase (decrease)	(14,758,960)	$(369,399,954)	6,380,270	$132,591,501

Class VI:
Shares sold	29,403,277	$709,386,725	91,893,911	$1,913,611,617
Shares issued to shareholders in reinvestment of distributions	11,410,443	277,711,590	5,665,767	116,815,260
Shares repurchased	(51,435,726)	(1,236,751,765)	(36,449,428)	(770,551,459)

Net increase (decrease)	(10,622,006)	$(249,653,450)	61,110,250	$1,259,875,418

Resources Fund
Class III:
Shares sold	1,468,960	$30,964,916	570,839	$8,566,354
Shares issued to shareholders in reinvestment of distributions	48,976	868,248	32,759	537,264
Shares repurchased	(234,190)	(4,012,036)	(480,753)	(6,835,975)
Purchase premiums	—	43,889	—	2,754
Redemption fees	—	16,475	—	16,991

Net increase (decrease)	1,283,746	$27,881,492	122,845	$2,287,388

Class IV:
Shares sold	5,366,277	$102,162,843	169,620	$2,585,614
Shares issued to shareholders in reinvestment of distributions	549,915	9,781,398	315,651	5,118,000
Shares repurchased	(2,712,619)	(52,821,227)	(4,055,808)	(57,587,522)
Purchase premiums	—	351,383	—	29,756
Redemption fees	—	156,297	—	175,234

Net increase (decrease)	3,203,573	$59,630,694	(3,570,537)	$(49,678,918)

Risk Premium Fund
Class III:#
Shares sold	—	$—	2,862	$85,653
Shares issued to shareholders in reinvestment of distributions	25,484	724,208	18,814	544,069
Shares repurchased	(65,778)	(1,906,884)	(105,987)	(3,151,044)
Purchase premiums	—	122	—	—
Redemption fees	—	1,284	—	6,093

Net increase (decrease)	(40,294)	$(1,181,270)	(84,311)	$(2,515,229)

162

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

	Year Ended February 28, 2018		Year Ended February 28, 2017

	Shares	Amount	Shares		Amount
Risk Premium Fund (continued)
Class VI:#
Shares sold	122,003	$3,443,846	390		$10,630
Shares issued to shareholders in reinvestment of distributions	845,070	24,004,565	437,685		12,713,932
Shares repurchased	(844,262)	(25,708,492)	(3,562,411)		(103,841,501)
Purchase premiums	—	5,052	—		16
Redemption fees	—	40,139	—		154,267

Net increase (decrease)	122,811	$1,785,110	(3,124,336)		$(90,962,656)

Tax-Managed International Equities Fund
Class III:
Shares sold	34,844	$588,984	51,654		$709,686
Shares issued to shareholders in reinvestment of distributions	118,562	1,953,043	226,091		3,089,352
Shares repurchased	(4,210,695)	(70,417,290)	(8,885,564)		(123,384,562)

Net increase (decrease)	(4,057,289)	$(67,875,263)	(8,607,819)		$(119,585,524)

U.S. Equity Allocation Fund
Class III:
Shares sold	1,426,974	$22,200,337	254,123		$3,737,099
Shares issued to shareholders in reinvestment of distributions	503,101	7,560,282	964,254		14,133,772
Shares repurchased	(4,161,819)	(62,443,147)	(8,083,310)		(120,400,300)

Net increase (decrease)	(2,231,744)	$(32,682,528)	(6,864,933)		$(102,529,429)

Class IV:
Shares sold	4,181,151	$64,392,213	353,391		$5,084,358
Shares issued to shareholders in reinvestment of distributions	221,349	3,311,107	482,865		7,017,672
Shares repurchased	(3,169,071)	(49,096,124)	(37,081,635	)(c)	(546,704,227	)(c)

Net increase (decrease)	1,233,429	$18,607,196	(36,245,379)		$(534,602,197)

Class V:
Shares sold	—	$—	11,302,431		$168,755,254
Shares issued to shareholders in reinvestment of distributions	953,644	14,275,839	1,125,283		16,496,645
Shares repurchased	(7,929,615)	(121,076,853)	(1,516,895)		(22,257,238)

Net increase (decrease)	(6,975,971)	$(106,801,014)	10,910,819		$162,994,661

Class VI:
Shares sold	3,148,627	$46,726,515	1,279,791		$19,202,615
Shares issued to shareholders in reinvestment of distributions	9,856,724	147,659,798	15,359,314		223,790,989
Shares repurchased	(32,244,150)	(489,038,891)	(198,687,826)		(2,929,999,235)

Net increase (decrease)	(19,238,799)	$(294,652,578)	(182,048,721)		$(2,687,005,631)

*	The period under the heading “Year Ended February 28, 2018” represents the period from April 5, 2017 (commencement of operations) through February 28, 2018.
‡	Class VI liquidated on March 29, 2017.
#	Shares were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(a)	2,421,878 shares and $37,805,522 were redeemed in-kind.
(b)	32,418,183 shares and $503,881,179 were redeemed in-kind by affiliates.
(c)	10,797,603 shares and $153,780,220 were redeemed in-kind.

163

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

10.	Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities or an investment in other funds of GMO Trust. A summary of the Funds’ transactions involving companies that are or were affiliates during the year ended February 28, 2018 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Climate Change Fund
GMO U.S. Treasury Fund	$—	$22,680,482	$21,926,000	$8,482	$(2,633)	$(300)	$751,549

Emerging Domestic Opportunities Fund
CMI Ltd	$3,202,269	$115,802	$—	$18,823	$—	$1,339,737	$4,657,808
Gayatri Highways Ltd	—	1,225,475	—	—	—	(77,577)	1,147,898
Gayatri Projects Ltd	22,225,368	—	—	1,225,475	—	12,304,268	34,529,636
GMO U.S. Treasury Fund	66,772,614	1,318,599,097	1,254,425,000	851,092	(76,199)	(45,929)	130,824,583
TICON Industrial Growth Leasehold Property Fund	16,408,121	—	15,206,845	605,876	(982,281)	(218,995)	—	#

Totals	$108,608,372	$1,319,940,374	$1,269,631,845	$2,701,266	$(1,058,480)	$13,301,504	$171,159,925

Emerging Markets Fund
Anilana Hotels & Properties Ltd	$1,028,843	$—	$—	$—	$—	$(240,213)	$788,630
Gayatri Highways Ltd	—	1,924,051	—	—	—	(121,799)	1,802,252
Gayatri Projects Ltd	35,159,348	—	348,270	1,924,051	267,091	19,134,909	54,213,078
GMO U.S. Treasury Fund	89,875,673	1,580,442,610	1,572,609,999	839,754	(82,854)	(5,018)	97,620,412
Kiri Industries Ltd	7,867,156	—	2,428,022	—	1,685,072	(5,543,894)	—	#

Totals	$133,931,020	$1,582,366,661	$1,575,386,291	$2,763,805	$1,869,309	$13,223,985	$154,424,372

Foreign Small Companies Fund
GMO U.S. Treasury Fund	$7,030,375	$101,738,965	$107,170,000	$88,965	$(6,332)	$2,788	$1,595,796

International Equity Fund
GMO U.S. Treasury Fund	$21,767,868	$932,500,000	$893,150,000	$380,748	$(33,122)	$(15,646)	$61,069,100

International Large/Mid Cap Equity Fund
GMO U.S. Treasury Fund	$2,408,002	$89,185,000	$90,399,999	$14,518	$(11,145)	$(730)	$1,181,128

Quality Fund
GMO U.S. Treasury Fund	$240,449,520	$1,057,500,000	$1,246,700,000	$1,384,313	$(120,039)	$(37,441)	$51,092,040

Resources Fund
GMO U.S. Treasury Fund	$6,150,081	$95,920,000	$95,559,999	$49,233	$(2,988)	$(2,585)	$6,504,509

Tax-Managed International Equities Fund
GMO U.S. Treasury Fund	$427,587	$38,960,000	$38,320,000	$11,993	$(347)	$(430)	$1,066,810

U.S. Equity Allocation Fund
GMO U.S. Treasury Fund	$11,180,107	$333,890,000	$337,600,000	$122,889	$(7,109)	$(2,988)	$7,460,010

#	No longer an affiliate at year end.

164

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

11.	Subsequent Events

Effective March 31, 2018, GMO Risk Premium Fund’s benchmark is CBOE S&P 500 PutWrite Index.

Effective March 31, 2018, the name of GMO U.S. Equity Allocation Fund was changed to GMO U.S. Equity Fund. As of the same date, the Fund’s benchmark is the Russell 3000 Index.

Subsequent to February 28, 2018, GMO Foreign Small Companies Fund and GMO International Large/Mid Cap Equity Fund received redemption requests in the amount of $84,766,094 and $25,000,426, respectively.

165

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of GMO Trust and Shareholders of

GMO Climate Change Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, GMO Foreign Small Companies Fund, GMO International Equity Fund, GMO International Large/Mid Cap Equity Fund, GMO Quality Fund, GMO Resources Fund, GMO Risk Premium Fund, GMO Tax-Managed International Equities Fund, and GMO U.S. Equity Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of GMO Climate Change Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, GMO Foreign Small Companies Fund, GMO International Equity Fund, GMO International Large/Mid Cap Equity Fund, GMO Quality Fund, GMO Resources Fund, GMO Risk Premium Fund, GMO Tax-Managed International Equities Fund, and GMO U.S. Equity Allocation Fund (eleven of the funds constituting GMO Trust, hereafter collectively referred to as the “Funds”) as of February 28, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, GMO Foreign Small Companies Fund, GMO International Equity Fund, GMO International Large/Mid Cap Equity Fund, GMO Quality Fund, GMO Resources Fund, GMO Risk Premium Fund, GMO Tax-Managed International Equities Fund, GMO U.S. Equity Allocation Fund	Statements of operations for the year ended February 28, 2018 and the statements of changes in net assets for each of the two years in the period ended February 28, 2018
GMO Climate Change Fund	Statements of operations and changes in net assets for the period April 5, 2017 (commencement of operations) through February 28, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2018

We have served as the auditor of one or more investment companies in the GMO mutual funds complex since 1985.

166

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2018 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2018.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2017 through February 28, 2018.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual			Hypothetical
	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period**	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period**	Annualized Expense Ratio
Climate Change Fund
Class III	$1,000.00	$1,079.50	$3.97	$1,000.00	$1,020.98	$3.86	0.77%
Emerging Domestic Opportunities Fund
Class II	$1,000.00	$1,105.40	$5.43	$1,000.00	$1,019.64	$5.21	1.04%
Class III	$1,000.00	$1,105.40	$5.06	$1,000.00	$1,019.98	$4.86	0.97%
Class IV	$1,000.00	$1,106.00	$4.80	$1,000.00	$1,020.23	$4.61	0.92%
Class V	$1,000.00	$1,106.40	$4.70	$1,000.00	$1,020.33	$4.51	0.90%
Emerging Markets Fund
Class II	$1,000.00	$1,086.90	$4.97	$1,000.00	$1,020.03	$4.81	0.96%
Class III	$1,000.00	$1,087.00	$4.50	$1,000.00	$1,020.48	$4.36	0.87%
Class IV	$1,000.00	$1,087.00	$4.45	$1,000.00	$1,020.53	$4.31	0.86%
Class V	$1,000.00	$1,087.50	$4.09	$1,000.00	$1,020.88	$3.96	0.79%
Class VI	$1,000.00	$1,087.80	$3.99	$1,000.00	$1,020.98	$3.86	0.77%
Foreign Small Companies Fund
Class III	$1,000.00	$1,100.80	$4.01	$1,000.00	$1,020.98	$3.86	0.77%
Class IV	$1,000.00	$1,101.40	$3.75	$1,000.00	$1,021.22	$3.61	0.72%
International Equity Fund
Class II	$1,000.00	$1,070.70	$3.75	$1,000.00	$1,021.17	$3.66	0.73%
Class III	$1,000.00	$1,071.00	$3.34	$1,000.00	$1,021.57	$3.26	0.65%
Class IV	$1,000.00	$1,071.10	$3.08	$1,000.00	$1,021.82	$3.01	0.60%

167

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 28, 2018 (Unaudited)

		Actual			Hypothetical
	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period**	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period**	Annualized Expense Ratio
International Large/Mid Cap Equity Fund
Class III	$1,000.00	$1,075.90	$3.40	$1,000.00	$1,021.52	$3.31	0.66%
Class IV	$1,000.00	$1,075.90	$2.99	$1,000.00	$1,021.92	$2.91	0.58%
Quality Fund
Class III	$1,000.00	$1,113.10	$2.51	$1,000.00	$1,022.41	$2.41	0.48%
Class IV	$1,000.00	$1,113.20	$2.31	$1,000.00	$1,022.61	$2.21	0.44%
Class V	$1,000.00	$1,113.40	$2.20	$1,000.00	$1,022.71	$2.11	0.42%
Class VI	$1,000.00	$1,113.30	$2.04	$1,000.00	$1,022.86	$1.96	0.39%
Resources Fund
Class III	$1,000.00	$1,160.00	$4.07	$1,000.00	$1,021.03	$3.81	0.76%
Class IV	$1,000.00	$1,160.30	$3.80	$1,000.00	$1,021.27	$3.56	0.71%
Risk Premium Fund
Class III	$1,000.00	$ 999.90	$2.98	$1,000.00	$1,021.82	$3.01	0.60%
Class VI	$1,000.00	$1,000.30	$2.53	$1,000.00	$1,022.27	$2.56	0.51%
Tax-Managed International Equities Fund
Class III	$1,000.00	$1,067.30	$3.74	$1,000.00	$1,021.17	$3.66	0.73%
U.S. Equity Allocation Fund
Class III	$1,000.00	$1,107.40	$2.40	$1,000.00	$1,022.51	$2.31	0.46%
Class IV	$1,000.00	$1,108.10	$2.14	$1,000.00	$1,022.76	$2.06	0.41%
Class V	$1,000.00	$1,108.40	$2.09	$1,000.00	$1,022.81	$2.01	0.40%
Class VI	$1,000.00	$1,108.20	$1.93	$1,000.00	$1,022.96	$1.86	0.37%

*	Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2018, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

168

GMO Trust Funds

Tax Information for the Tax Year Ended February 28, 2018 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2018:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	U.S. Government Obligation Income(1,2)	Interest- Related Dividend Income(3) ($)	Short- Term Capital Gain Dividends(3) ($)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid(4) ($)	Foreign Source Income(4) ($)
Climate Change Fund	3.33%	33.63%	—	—	491,078	—	28,171	279,964
Emerging Domestic Opportunities Fund	—	86.62%	—	—	—	—	12,325,817	46,730,778
Emerging Markets Fund	—	69.71%	—	—	—	—	27,179,175	182,095,958
Foreign Small Companies Fund	—	69.74%	—	—	21,603,615	25,090,273	1,370,291	16,244,656
International Equity Fund	—	100.00%	—	—	—	—	16,025,558	190,699,362
International Large/Mid Cap Equity Fund	—	65.88%	—	—	3,140,647	7,100,023	—	—
Quality Fund	59.93%	79.84%	—	—	76,130,489	436,963,160	—	—
Resources Fund	—	58.81%	—	—	—	—	581,299	7,299,612
Risk Premium Fund	—	—	4.63%	470,408	9,678,641	14,579,724	—	—
Tax-Managed International Equities Fund	—	100.00%	—	—	—	—	287,025	3,546,403
U.S. Equity Allocation Fund	91.05%	96.36%	—	—	8,764,698	136,022,591	—	—

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	All or a portion of these amounts may be exempt from taxation at the state level.
(3)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders. If applicable, interest related dividend amounts could include short-term capital gain dividends received from underlying funds.
(4)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.

In early 2019, the Funds will notify applicable shareholders of amounts for use in preparing 2018 U.S. federal income tax forms.

169

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of April 25, 2018. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Harrison, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer YOB: 1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business; Author of Legal Treatises.	29	Director, BeiGene Ltd. (biotech research).

Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011).	29	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios).

Paul Braverman YOB: 1949	Trustee	Since March 2010.	Director of Leerink Swann Holdings, LLC (investment bank) (October 2013 – present); Director of Aesir Capital Management (investment advisor) (November 2012 – present); Director of Kieger (US) Ltd. (investment advisor) (January 2015 – present).	29	Director of Claren Road Asset Management, LLC (hedge fund); Trustee of HIMCO Variable Insurance Trust (27 Portfolios).
Interested Trustee and Officer

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Jason B. Harrison.[2] YOB: 1977	Trustee; President of the Trust	Trustee and President since March 2018.	Product Development, Grantham, Mayo, Van Otterloo & Co. LLC (October 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2006 – 2015)	44	None

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Harrison also serves as a Trustee of GMO Series Trust.

[2]	Mr. Harrison is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

170

Officers
Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Jason B. Harrison YOB: 1977	Trustee; President of the Trust	Trustee and President since March 2018.	Product Development, Grantham, Mayo, Van Otterloo & Co. LLC (October 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2006 – 2015)

Sheppard N. Burnett YOB: 1968	Chief Executive Officer	Chief Executive Officer since June 2015; Chief Financial Officer, March 2007 – June 2015; Treasurer, November 2006 – June 2015; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (December 2006 – present).

Carly Cushman YOB: 1984	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer and Chief Financial Officer since June 2015; Chief Accounting Officer since May 2014; Assistant Treasurer, September 2013 – June 2015.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Betty Maganzini YOB: 1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman YOB: 1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present).

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 – present)

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present); Associate, K&L Gates LLP (September 2007 – July 2015).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present); Associate, Dechert LLP (October 2010 – February 2015).

Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006 – November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – May 2015).

Claire Wilkinson YOB: 1965	Anti-Money Laundering Officer	Since February 2016.	Compliance Associate, GMO UK Limited (April 2013 – present); General Counsel, MVision Private Equity Advisers Limited (November 2009 – January 2013).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

171

GMO Trust

Annual Report

February 28, 2018

Alpha Only Fund

Benchmark-Free Allocation Fund

Benchmark-Free Fund

Global Asset Allocation Fund

Global Developed Equity Allocation Fund

Global Equity Allocation Fund

Implementation Fund

International Developed Equity Allocation Fund

International Equity Allocation Fund

SGM Major Markets Fund

Special Opportunities Fund

Strategic Opportunities Allocation Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit GMO’s website at www.gmo.com or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com. The GMO Trust Statement of Additional Information includes additional information about the Trustees of GMO Trust and is available without charge, upon request, by calling 1-617-346-7646 (collect).

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market risk-equities, management and operational risk, market risk-asset backed securities, credit risk, non-U.S. investment risk, small company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Alpha Only Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Alpha Only Fund returned 5.22% (net) for the fiscal year ended February 28, 2018, as compared with +0.98% for the Citigroup 3-Month Treasury Bill Index.

The Fund’s long positions in Quality and Emerging Value both outperformed the S&P 500, which was held correspondingly short (there was also a modest Russell 2000 short at the very start of the period), and so were additive to performance. The Fund also had a long EAFE Value position held against a short S&P 500 position, which we implemented on a currency hedged basis, and this detracted from performance. Although EAFE Value outperformed the S&P 500 for the period, much of this was due to a weakening of the dollar and the hedged implementation of this trade meant that the Fund did not accrue this benefit.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

GMO Alpha Only Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Alpha Only Fund Class III Shares and the Citigroup 3-Month Treasury Bill Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2018. All information is unaudited. Performance for classes may vary due to different fees.

3

GMO Alpha Only Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	85.2%
Mutual Funds	6.0
Short-Term Investments	5.4
Preferred Stocks	1.5
Forward Currency Contracts	0.1
Rights/Warrants	0.0 ^
Futures Contracts	(2.3)
Other	4.1

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts. The Fund’s investment program involves having both long and short investment exposures. The additional short exposures that the Fund has to futures contracts based on notional amounts are (88.6)% of net assets.

^	Rounds to 0.0%.

4

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)

	COMMON STOCKS — 85.2%

	Australia — 0.3%
9,534	AusNet Services	12,538
15,376	Australia & New Zealand Banking Group Ltd	343,625
340	CIMIC Group Ltd	12,264
82	Commonwealth Bank of Australia	4,826
1,954	Crown Resorts Ltd	20,340
1,643	Fortescue Metals Group Ltd	6,319
1,712	Incitec Pivot Ltd	4,994
7,363	Mineral Resources Ltd	107,300
7,229	Mirvac Group (REIT)	11,837
1,218	National Australia Bank Ltd	28,313
8,784	Scentre Group (REIT)	26,082
6,961	Tabcorp Holdings Ltd	24,934
12,793	Telstra Corp Ltd	32,996
1,408	Vocus Group Ltd	2,662
2,766	Westfield Corp (REIT)	18,750

	Total Australia	657,780

	Austria — 0.2%
5,765	OMV AG	327,788
951	Zumtobel Group AG	10,143

	Total Austria	337,931

	Belgium — 0.0%
3,708	AGFA-Gevaert NV *	18,184
166	Proximus SADP	5,330
354	Umicore SA	19,955

	Total Belgium	43,469

	Brazil — 1.0%
3,200	AES Tiete Energia SA	11,186
36,145	Banco Bradesco SA	409,997
23,400	Banco do Brasil SA	301,247
30,100	Banco Santander Brasil SA	340,872
650	BR Malls Participacoes SA	2,388
69,400	Centrais Eletricas Brasileiras SA *	529,440
9,400	Cia de Saneamento Basico do Estado de Sao Paulo	108,999
3,000	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	16,169
60,200	JBS SA	183,739
2,654	Sul America SA	17,452
1,500	Suzano Papel e Celulose SA	10,048
13,200	TIM Participacoes SA	57,323
23,282	Vale SA	323,033

	Total Brazil	2,311,893

	Chile — 0.0%
1,237	Cia Cervecerias Unidas SA	17,351
4,777	Latam Airlines Group SA	77,451

	Total Chile	94,802

Shares	Description	Value ($)

	China — 9.1%
454,000	Agile Group Holdings Ltd	774,210
3,284,000	Agricultural Bank of China Ltd – Class H	1,804,395
46,500	Anhui Conch Cement Co Ltd – Class H	247,056
1,157,000	Bank of China Ltd – Class H	622,202
596,000	Bank of Communications Co Ltd – Class H	473,823
10,000	Beijing Capital International Airport Co Ltd – Class H	14,750
32,000	Beijing Enterprises Holdings Ltd	177,297
500	Changyou.com Ltd ADR *	14,150
667,000	China CITIC Bank Corp Ltd – Class H	482,322
31,000	China Coal Energy Co Ltd – Class H	14,099
384,000	China Communications Services Corp Ltd – Class H	227,005
4,500	China Conch Venture Holdings Ltd	13,479
925,000	China Construction Bank Corp – Class H	948,414
4,000	China Everbright Ltd	8,725
305,000	China Huarong Asset Management Co Ltd – Class H	137,642
2,000	China Merchants Port Holdings Co Ltd	4,644
12,000	China Mobile Ltd	111,756
400	China Mobile Ltd Sponsored ADR	18,596
402,000	China National Building Material Co Ltd – Class H	394,406
256,000	China National Materials Co Ltd – Class H	212,600
11,000	China Pacific Insurance Group Co Ltd – Class H	53,511
2,020,000	China Petroleum & Chemical Corp – Class H	1,603,215
711,500	China Railway Construction Corp Ltd – Class H	761,424
323,000	China Railway Group Ltd – Class H	233,418
44,500	China Resources Pharmaceutical Group Ltd	59,873
45,000	China SCE Property Holdings Ltd	22,021
418,500	China Shenhua Energy Co Ltd – Class H	1,184,481
3,066,000	China Telecom Corp Ltd – Class H	1,336,821
900	China Yuchai International Ltd	20,169
275,000	Chongqing Rural Commercial Bank Co Ltd – Class H	221,463
1,032,000	Dongfeng Motor Group Co Ltd – Class H	1,296,877
2,400	Fuyao Glass Industry Group Co Ltd – Class H	9,580
3,000	GF Securities Co Ltd – Class H	5,728
6,000	Greentown China Holdings Ltd	8,921
266,800	Guangzhou R&F Properties Co Ltd – Class H	619,572
322,000	Haier Electronics Group Co Ltd *	1,096,881
30,000	Haitian International Holdings Ltd	91,900
76,000	Harbin Electric Co Ltd – Class H	30,687
368,000	HengTen Networks Group Ltd *	16,305
20,000	Hua Hong Semiconductor Ltd	38,306
1,418,000	Industrial & Commercial Bank of China Ltd – Class H	1,208,901
28,000	Jiangsu Expressway Co Ltd – Class H	43,361
204,000	Jiangxi Copper Co Ltd – Class H	319,626
109,500	Kingboard Chemical Holdings Ltd	550,303
82,000	Kingboard Laminates Holdings Ltd	142,437
99,000	Lee & Man Paper Manufacturing Ltd	111,861

See accompanying notes to the financial statements.	5

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)

	China — continued
114,000	Longfor Properties Co Ltd	327,335
602,000	Lonking Holdings Ltd	249,326
99,000	Nexteer Automotive Group Ltd *	218,528
231,000	People’s Insurance Co Group of China Ltd (The) – Class H	123,677
68,000	PICC Property & Casualty Co Ltd – Class H	133,374
5,500	Ping An Insurance Group Co of China Ltd – Class H	57,933
23,000	Road King Infrastructure Ltd	41,630
25,000	Shandong Chenming Paper Holdings Ltd – Class H	42,418
108,000	Shandong Weigao Group Medical Polymer Co Ltd – Class H	73,643
66,000	Shanghai Industrial Holdings Ltd	183,710
21,200	Shanghai Pharmaceuticals Holding Co Ltd – Class H	53,058
229,000	Shimao Property Holdings Ltd	564,320
254,500	Sino-Ocean Group Holding Ltd	179,294
98,000	Sinopec Shanghai Petrochemical Co Ltd – Class H	58,383
3,500	Sun Art Retail Group Ltd	4,621
10,000	Tingyi Cayman Islands Holding Corp	20,989
372,000	Weichai Power Co Ltd – Class H	414,704
470,000	Yuzhou Properties Co Ltd	287,241
32,000	Zhejiang Expressway Co Ltd – Class H	34,791
34,000	Zijin Mining Group Co Ltd – Class H	15,505
42,200	ZTE Corp – Class H *	146,970

	Total China	21,020,663

	Colombia — 0.1%
76,893	Ecopetrol SA	67,355
3,655	Grupo de Inversiones Suramericana SA	49,007

	Total Colombia	116,362

	Czech Republic — 0.1%
4,574	CEZ AS	110,651
4,446	Moneta Money Bank AS	17,937

	Total Czech Republic	128,588

	Denmark — 0.0%
94	Schouw & Co AB	9,799
604	Tryg A/S	14,326

	Total Denmark	24,125

	Egypt — 0.0%
15,874	Talaat Moustafa Group	8,795

	Finland — 0.0%
338	Elisa Oyj	14,519
271	Kesko Oyj – B Shares	15,769
336	Metso Oyj	10,732

Shares	Description	Value ($)

	Finland — continued
85	Neste Oyj	6,223
518	Orion Oyj – Class B	16,871

	Total Finland	64,114

	France — 1.3%
328	Accor SA	18,905
14,622	AXA SA	457,947
3,898	BNP Paribas SA	308,217
1,245	Casino Guichard Perrachon SA	67,442
3,420	CNP Assurances	82,879
23,460	Credit Agricole SA	401,992
222	Eurazeo SA	21,188
169	Fonciere Des Regions (REIT)	17,632
189	ICADE (REIT)	18,277
192	Imerys SA	19,584
2,368	LVMH Moet Hennessy Louis Vuitton SE	708,262
13,015	Natixis SA	111,490
424	Neopost SA	12,321
2,019	Peugeot SA	45,556
1,069	Rallye SA	19,556
1,413	Renault SA	153,268
942	Rexel SA	16,544
1,465	Sanofi	115,662
891	SCOR SE	37,775
6,719	Societe Generale SA	381,771
411	Suez	5,645
205	TOTAL SA	11,660
75	Wendel SA	12,998

	Total France	3,046,571

	Germany — 1.4%
1,060	Allianz SE (Registered)	246,229
231	Axel Springer SE	20,800
261	BASF SE	27,267
4,669	Bayerische Motoren Werke AG	490,548
6,765	Daimler AG (Registered Shares)	577,641
11,327	Deutsche Lufthansa AG (Registered)	378,209
134	Hannover Rueck SE	18,226
207	RTL Group SA	18,128
14,515	RWE AG *	288,504
9,438	SAP AG	984,944
770	Suedzucker AG	13,802
688	Volkswagen AG	136,671

	Total Germany	3,200,969

	Greece — 0.0%
1,629	FF Group *	34,664

	Hong Kong — 0.2%
46,500	BOC Hong Kong Holdings Ltd	233,685
6,000	Cathay Pacific Airways Ltd *	10,122

6	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)

	Hong Kong — continued
12,000	First Pacific Co Ltd	7,447
14,000	HK Electric Investments & HK Electric Investments Ltd – Class SS	13,128
3,500	Kerry Properties Ltd	15,821
32,000	Li & Fung Ltd	16,069
3,000	MTR Corp Ltd	15,833
8,000	NWS Holdings Ltd	15,027
23,000	PCCW Ltd	13,068
1,500	Power Assets Holdings Ltd	12,726
47,000	SJM Holdings Ltd	44,770
13,000	Wharf Real Estate Investment Co Ltd *	88,373
6,000	Wheelock & Co Ltd	43,493
3,000	Yue Yuen Industrial Holdings Ltd	12,822

	Total Hong Kong	542,384

	Hungary — 0.0%
47,419	Magyar Telekom Telecommunications Plc	83,660
1,102	MOL Hungarian Oil & Gas Plc	12,018

	Total Hungary	95,678

	India — 3.0%
4,296	Aditya Birla Capital Ltd *	10,884
3,050	Ambuja Cements Ltd	11,784
54,837	Apollo Tyres Ltd	229,211
996	Balkrishna Industries Ltd	16,523
637	Container Corp Of India Ltd	12,678
7,250	GAIL India Ltd	50,757
359	Grasim Industries Ltd	6,303
14,643	HCL Technologies Ltd	211,196
3,529	Hero MotoCorp Ltd	193,617
96,322	Hindalco Industries Ltd	357,960
50,221	Hindustan Petroleum Corp Ltd	292,048
6,401	Idea Cellular Ltd *	8,161
14,749	IDFC Bank Ltd	11,557
671	Indiabulls Housing Finance Ltd	12,752
58,072	Indian Oil Corp Ltd	335,187
215,824	Jaiprakash Associates Ltd *	57,613
60,305	Karnataka Bank Ltd (The)	123,434
18,000	Larsen & Toubro Ltd	362,196
873	Mahindra & Mahindra Financial Services Ltd	5,785
20,712	Mahindra & Mahindra Ltd	229,911
222,090	Oil & Natural Gas Corp Ltd	633,307
302,802	Power Finance Corp Ltd	484,859
67,496	PTC India Ltd	105,527
21,389	Reliance Capital Ltd	153,292
2,862	Reliance Home Finance Ltd *	3,045
49,616	Reliance Industries Ltd	719,918
329,849	Rural Electrification Corp Ltd	725,501
418	Siemens Ltd	7,453
3,682	State Bank of India	15,056

Shares	Description	Value ($)

	India — continued
58,271	Syndicate Bank *	53,766
1,362	Tata Motors Ltd *	7,678
126,290	Tata Steel Ltd	1,295,596
49,792	Union Bank of India *	79,637

	Total India	6,824,192

	Indonesia — 0.1%
71,200	Adaro Energy Tbk PT	12,105
52,300	Bank Danamon Indonesia Tbk PT	25,033
8,700	Bank Negara Indonesia Persero Tbk PT	6,144
2,500	Gudang Garam Tbk PT	14,503
31,800	Hanjaya Mandala Sampoerna Tbk PT	11,149
23,400	Indo Tambangraya Megah Tbk PT	52,310
12,400	Indofood Sukses Makmur Tbk PT	6,820
83,600	Media Nusantara Citra Tbk PT	9,300
59,500	Perusahaan Gas Negara Persero Tbk	11,524
20,300	Semen Indonesia Persero Tbk PT	16,398
40,500	United Tractors Tbk PT	104,309
62,600	XL Axiata Tbk PT *	13,404

	Total Indonesia	282,999

	Ireland — 0.0%
820	Bank of Ireland Group Plc *	7,661

	Israel — 0.0%
80	Azrieli Group Ltd	3,939
2,139	Bank Leumi Le-Israel BM	12,893
10,565	Bezeq The Israeli Telecommunication Corp Ltd	16,152
2,729	Israel Chemicals Ltd	11,600
687	Teva Pharmaceutical Industries Ltd	12,883
400	Teva Pharmaceutical Industries Ltd Sponsored ADR	7,488

	Total Israel	64,955

	Italy — 0.4%
311	Assicurazioni Generali SPA	5,818
46,976	Enel SPA	272,684
5,327	EXOR NV	386,547
2,050	Fiat Chrysler Automobiles NV *	43,272
12,421	Fincantieri SPA *	19,721
4,986	Intesa Sanpaolo SPA – RSP	19,786
3,244	Saipem SPA *	13,169
1,642	Societa Cattolica di Assicurazioni SC	19,536
46,159	Telecom Italia SPA *	41,427
160,969	Telecom Italia SPA-RSP	122,582

	Total Italy	944,542

	Japan — 2.3%
600	AEON Financial Service Co Ltd	13,943
400	Aeon Mall Co Ltd	8,322
3,900	Aisin Seiki Co Ltd	226,968

See accompanying notes to the financial statements.	7

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)

	Japan — continued
400	Alfresa Holdings Corp	8,941
2,200	Asahi Glass Co Ltd	90,861
29,500	Asahi Kasei Corp	378,042
200	Benesse Holdings Inc	7,159
8,800	Canon Inc	335,357
700	Chubu Electric Power Co Inc	9,511
900	Chugoku Bank Ltd (The)	11,060
1,500	Chugoku Electric Power Co Inc (The)	17,504
100	Daiichi Sankyo Co Ltd	3,541
500	Daiwa House Industry Co Ltd	18,524
7	Daiwa House REIT Investment Corp	16,850
1,400	DIC Corp	49,948
2,300	Gree Inc	14,458
2,100	Hachijuni Bank Ltd (The)	12,595
400	Hakuhodo DY Holdings Inc	5,775
100	Hirose Electric Co Ltd	14,862
1,500	Hiroshima Bank Ltd (The)	11,635
100	Hisamitsu Pharmaceutical Co Inc	7,175
1,600	Hitachi Chemical Co Ltd	35,536
50,000	Hitachi Ltd	378,105
900	Hokuriku Electric Power Co	6,996
1,200	Ibiden Co Ltd	19,331
400	IHI Corp	13,544
400	Iida Group Holdings Co Ltd	7,523
22,700	ITOCHU Corp	436,352
4	Japan Prime Realty Investment Corp (REIT)	13,768
100	JGC Corp	2,283
500	Kamigumi Co Ltd	10,928
1,000	Kaneka Corp	10,124
1,000	Kansai Electric Power Co Inc (The)	12,146
500	Kitz Corp	4,087
500	Kurita Water Industries Ltd	15,283
500	Kyowa Hakko Kirin Co Ltd	10,481
900	Kyushu Financial Group Inc	4,996
200	Lawson Inc	13,057
11,400	Marubeni Corp	86,860
300	Maruichi Steel Tube Ltd	9,402
1,100	Marui Group Co Ltd	21,071
4,680	Mebuki Financial Group Inc	18,761
900	Medipal Holdings Corp	18,306
39,900	Mitsubishi Chemical Holdings Corp	402,547
3,500	Mitsubishi Electric Corp	59,036
800	Mitsubishi Gas Chemical Co Inc	19,787
9,700	Mitsubishi Tanabe Pharma Corp	206,613
700	Mitsubishi UFJ Lease & Finance Co Ltd	4,430
1,400	Mitsui & Co Ltd	25,373
1,600	Mitsui Mining & Smelting Co Ltd	79,569
200	Mixi Inc	8,067
100	NEC Corp	3,034
900	NET One Systems Co Ltd	13,832
1,000	Nichiha Corp	39,273

Shares	Description	Value ($)

	Japan — continued
800	Nikon Corp	16,249
9,900	Nippon Telegraph & Telephone Corp	459,821
500	Nisshin Seifun Group Inc	9,873
500	NOK Corp	10,657
700	Nomura Real Estate Holdings Inc	16,816
440	Nomura Research Institute Ltd	19,706
2,000	Oji Holdings Corp	13,034
100	Rohm Co Ltd	10,503
200	Sankyo Co Ltd	7,170
1,100	SBI Holdings Inc	25,137
1,300	Sega Sammy Holdings Inc	18,859
4,400	Seiko Epson Corp	83,967
3,800	Sekisui Chemical Co Ltd	71,194
1,000	Shinsei Bank Ltd	15,704
2,700	Showa Denko KK	131,756
1,000	Showa Shell Sekiyu KK	12,839
900	Sony Financial Holdings Inc	16,591
45,000	Sumitomo Chemical Co Ltd	277,455
1,900	Sumitomo Corp	33,330
700	Sumitomo Electric Industries Ltd	11,042
1,100	Sumitomo Heavy Industries Ltd	42,852
250	Suzuken Co Ltd	10,178
900	T&D Holdings Inc	14,758
100	Taisho Pharmaceutical Holdings Co Ltd	9,074
1,100	Takeda Pharmaceutical Co Ltd	62,371
800	Tocalo Co Ltd	10,848
1,200	Tohoku Electric Power Co Inc	15,682
4,900	Tokyo Electric Power Co Holdings Inc *	18,745
1,100	Tokyo Electron Ltd	214,943
2,700	Tokyu Fudosan Holdings Corp	19,865
2,000	Toppan Printing Co Ltd	17,086
100	Toyoda Gosei Co Ltd	2,421
4,600	Toyota Tsusho Corp	170,316
200	Trend Micro Inc	11,281
600	USS Co Ltd	12,315
3,100	Yamada Denki Co Ltd	19,565
1,000	Yamaguchi Financial Group Inc	12,071
100	Yokohama Rubber Co Ltd (The)	2,456

	Total Japan	5,202,062

	Malaysia — 0.3%
60,400	AirAsia Berhad	67,428
16,800	Alliance Financial Group Berhad	17,594
3,300	AMMB Holdings Berhad	3,476
4,000	Berjaya Sports Toto Berhad	2,295
8,744	CIMB Group Holdings Berhad	15,994
4,000	Gamuda Berhad	5,059
55,800	Genting Berhad	125,628
3,800	Hong Leong Financial Group Berhad	18,461
20,000	IJM Corp Berhad	13,864

8	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)

	Malaysia — continued
32,375	IOI Properties Group Berhad	15,269
161,900	Petronas Chemicals Group Berhad	333,505
1,200	Petronas Dagangan Berhad	7,860
13,341	RHB Bank Berhad	18,295
12,300	RHB Capital Berhad (a)	—
7,800	UMW Holdings Berhad *	12,839
8,600	Westports Holdings Berhad	8,063
34,476	YTL Power International Berhad	9,937

	Total Malaysia	675,567

	Mexico — 1.0%
121,200	Alfa SAB de CV – Class A	143,828
291,864	America Movil SAB de CV – Series L	268,320
16,541	Arca Continental SAB de CV	114,932
7,700	Coca-Cola Femsa SAB de CV – Series L	51,868
15,392	Genomma Lab Internacional SAB de CV – Class B *	16,641
7,600	Grupo Carso SAB de CV – Series A1	26,637
1,165	Industrias Penoles SAB de CV	25,363
9,500	Kimberly-Clark de Mexico SAB de CV – Class A	17,266
1,900	OHL Mexico SAB de CV	3,374
656,800	Wal-Mart de Mexico SAB de CV	1,537,242

	Total Mexico	2,205,471

	Netherlands — 0.3%
2,108	Aegon NV	14,635
300	AerCap Holdings NV *	14,883
502	Boskalis Westminster	18,893
30,501	ING Groep NV	535,231
1,421	Philips Lighting NV	56,293

	Total Netherlands	639,935

	New Zealand — 0.0%
3,835	Contact Energy Ltd	14,589
1,280	Fletcher Building Ltd	6,003
6,852	Meridian Energy Ltd	13,844

	Total New Zealand	34,436

	Norway — 0.2%
9,528	DNB ASA	186,895
1,069	Gjensidige Forsikring ASA	19,506
2,174	Norsk Hydro ASA	14,607
1,557	Statoil ASA	35,440
6,069	Storebrand ASA	52,792
7,349	Subsea 7 SA	109,128
1,000	Telenor ASA	22,441

	Total Norway	440,809

	Peru — 0.2%
1,300	Cia de Minas Buenaventura SAA ADR	20,215

Shares	Description	Value ($)

	Peru — continued
1,500	Credicorp Ltd	324,675

	Total Peru	344,890

	Philippines — 0.1%
105,700	Alliance Global Group Inc *	30,102
2,280	Bank of the Philippine Islands	5,242
23,513	Energy Development Corp	2,512
555	Globe Telecom Inc	18,328
8,480	International Container Terminal Services Inc	17,876
16,780	JG Summit Holdings Inc	23,160
188,000	Megaworld Corp	17,482
59,800	Metro Pacific Investments Corp	6,462
820	PLDT Inc	23,887
27,300	Robinsons Land Corp	10,126
1,840	Security Bank Corp	8,690
710	SM Investments Corp	12,744

	Total Philippines	176,611

	Poland — 0.5%
510	Bank Handlowy w Warszawie SA	12,506
12,948	Enea SA	38,120
53,187	Energa SA	160,930
747	Grupa Azoty SA	12,658
13,243	KGHM Polska Miedz SA	401,891
45,852	PGE Polska Grupa Energetyczna SA *	135,379
12,681	Powszechny Zaklad Ubezpieczen SA	157,331
187,582	Tauron Polska Energia SA *	138,945

	Total Poland	1,057,760

	Qatar — 0.0%
1,134	Barwa Real Estate Co	10,474
954	Masraf Al Rayan QSC	9,863
1,248	Ooredoo QPSC	29,720
299	Qatar Electricity & Water Co QSC	14,087

	Total Qatar	64,144

	Russia — 0.1%
1,339,000	Inter RAO UES PJSC	87,692
472	LUKOIL PJSC Sponsored ADR	31,276
1,286	Novolipetsk Steel PJSC GDR	33,430
2,826	Sistema PJSC FC Sponsored GDR (Registered)	12,119

	Total Russia	164,517

	Singapore — 0.0%
11,100	CapitaLand Commercial Trust (REIT)	14,415
800	City Developments Ltd	7,649
18,700	Golden Agri-Resources Ltd	5,062
27,900	Hutchison Port Holdings Trust – Class U	10,117
5,600	Singapore Press Holdings Ltd	10,941
12,900	Suntec Real Estate Investment Trust	19,156

See accompanying notes to the financial statements.	9

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)

	Singapore — continued
2,600	UOL Group Ltd	16,588
13,000	Yangzijiang Shipbuilding Holdings Ltd	14,670

	Total Singapore	98,598

	South Africa — 2.5%
587	Anglo American Platinum Ltd *	18,161
1,224	AngloGold Ashanti Ltd	11,106
63,910	Barclays Africa Group Ltd	1,063,260
714	Barloworld Ltd	10,675
13,162	Bidvest Group Ltd (The)	249,245
1,169	Exxaro Resources Ltd	12,986
1,575	Hyprop Investments Ltd (REIT)	14,402
13,196	Imperial Holdings Ltd	276,519
1,270	Kumba Iron Ore Ltd	37,342
20,690	Liberty Holdings Ltd	235,448
135,693	MMI Holdings Ltd	248,532
4,000	Mondi Ltd	104,157
41,277	Nedbank Group Ltd	1,001,505
745	Pioneer Foods Group Ltd	8,266
18,173	Reunert Ltd	115,842
131,875	Standard Bank Group Ltd	2,418,375

	Total South Africa	5,825,821

	South Korea — 3.0%
1,933	BNK Financial Group Inc	19,931
497	CJ O Shopping Co Ltd	96,634
822	Daelim Industrial Co Ltd	56,276
773	DB Insurance Co Ltd	49,405
544	DGB Financial Group Inc	6,210
203	Dongsuh Cos Inc	5,216
798	Doosan Heavy Industries & Construction Co Ltd *	11,002
1,419	E-MART Inc	398,904
88	GS Holdings Corp	5,352
9,215	Hana Financial Group Inc	417,495
5,377	Hankook Tire Co Ltd	293,657
4,163	Hanwha Corp	169,985
41,409	Hanwha Life Insurance Co Ltd	256,025
312	Hanwha Techwin Co Ltd *	8,384
38	Hyundai Construction Equipment Co Ltd *	5,953
40	Hyundai Electric & Energy System Co Ltd *	3,330
4,115	Hyundai Marine & Fire Insurance Co Ltd	156,682
3,194	Hyundai Motor Co	475,464
273	Hyundai Wia Corp	14,688
39,093	Industrial Bank of Korea	618,480
4,678	KB Financial Group Inc	276,032
31	KCC Corp	10,362
11,203	Kia Motors Corp	355,705
173	Korea Investment Holdings Co Ltd	12,483
87	KT Corp	2,239
1,031	KT&G Corp	95,078
142	Kumho Petrochemical Co Ltd	11,803

Shares	Description	Value ($)

	South Korea — continued
2,257	Kwang Dong Pharmaceutical Co Ltd	21,079
185	LG Chem Ltd	65,328
4,185	LG Corp	333,540
458	Lotte Chemical Corp	192,668
3	Lotte Chilsung Beverage Co Ltd	4,310
3,755	LOTTE Himart Co Ltd	242,868
474	NH Investment & Securities Co Ltd	6,215
458	Posco Daewoo Corp	8,521
243	Samsung Card Co Ltd	8,160
370	Samsung Electronics Co Ltd	804,036
1,424	Samsung Heavy Industries Co Ltd *	11,183
18,832	Shinhan Financial Group Co Ltd	818,469
629	SK Holdings Co Ltd	165,122
472	SK Innovation Co Ltd	88,857
1,433	SK Networks Co Ltd	7,927
314	SK Telecom Co Ltd	69,307
6,100	SK Telecom Co Ltd Sponsored ADR	148,535
3,671	Woori Bank	56,026

	Total South Korea	6,884,926

	Spain — 0.2%
18,635	Banco Santander SA	127,735
3,554	CaixaBank SA	17,255
7,072	Mapfre SA	23,730
10,909	Repsol SA	193,825
584	Zardoya Otis SA	6,151

	Total Spain	368,696

	Sweden — 0.4%
7,033	Alfa Laval AB	168,942
1,695	Electrolux AB – Series B	55,647
431	ICA Gruppen AB	15,376
620	Kinnevik AB – Class B	22,628
465	Nordea Bank AB	5,277
12,366	Sandvik AB	228,925
616	SKF AB – B Shares	12,875
522	Swedbank AB – A Shares	13,102
16,473	Volvo AB – B Shares	309,724

	Total Sweden	832,496

	Switzerland — 1.6%
472	Aryzta AG *	11,764
23,245	Nestle SA (Registered)	1,846,839
10,079	Novartis AG (Registered)	840,808
92	Pargesa Holding SA	8,122
3,003	Roche Holding AG	693,633
21	Swatch Group AG (The)	8,851
615	Swiss Life Holding AG (Registered) *	222,090

	Total Switzerland	3,632,107

10	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)

	Taiwan — 5.1%
38,000	Asia Pacific Telecom Co Ltd *	12,243
80,000	Asia Vital Components Co Ltd	79,860
46,000	Asustek Computer Inc	434,536
2,000	Casetek Holdings Ltd	6,497
21,000	Catcher Technology Co Ltd	249,169
86,000	Cathay Financial Holding Co Ltd	157,396
8,520	Chang Hwa Commercial Bank Ltd	4,868
44,000	China Airlines Ltd *	17,159
15,826	China Life Insurance Co Ltd	15,742
41,000	China Synthetic Rubber Corp	68,844
54,000	Elan Microelectronics Corp	82,594
35,277	Eva Airways Corp	18,005
15,000	Evergreen Marine Corp Taiwan Ltd *	7,818
4,000	Far Eastern New Century Corp	3,508
23,190	First Financial Holding Co Ltd	15,754
121,000	Formosa Chemicals & Fibre Corp	443,335
4,000	Formosa Petrochemical Corp	15,766
149,000	Formosa Plastics Corp	521,880
13,000	Formosa Taffeta Co Ltd	14,099
161,000	Fubon Financial Holding Co Ltd	283,363
45,000	Gigabyte Technology Co Ltd	105,133
269,000	Grand Pacific Petrochemical	264,925
32,000	Holtek Semiconductor Inc	87,099
766,525	Hon Hai Precision Industry Co Ltd	2,258,654
6,000	HTC Corp *	12,475
6,432	Hua Nan Financial Holdings Co Ltd – Class C	3,765
104,000	Inventec Corp	81,908
74,000	Lite-On Semiconductor Corp	99,197
4,000	Long Chen Paper Co Ltd	4,944
27,000	Lotes Co Ltd	181,626
4,000	MediaTek Inc	40,175
15,000	Mega Financial Holding Co Ltd	12,716
2,000	Merida Industry Co Ltd	8,701
138,000	Mitac Holdings Corp	152,074
303,000	Nan Ya Plastics Corp	826,998
51,000	Novatek Microelectronics Corp	219,618
1,000	OBI Pharma Inc *	5,798
173,000	Pegatron Corp	434,947
42,000	Phison Electronics Corp	405,811
245,000	Pou Chen Corp	305,302
24,000	Primax Electronics Ltd	60,628
31,000	Quanta Computer Inc	62,835
177,000	Radiant Opto-Electronics Corp	491,187
16,800	Ruentex Development Co Ltd *	18,244
10,000	Ruentex Industries Ltd *	17,417
24,000	Shin Kong Financial Holding Co Ltd	9,764
2,000	Siliconware Precision Industries Co Ltd	3,479
7,000	Simplo Technology Co Ltd	43,887
12,989	SinoPac Financial Holdings Co Ltd	4,475
72,350	Synnex Technology International Corp	94,601

Shares	Description	Value ($)

	Taiwan — continued
33,063	Taiwan Business Bank	9,749
12,000	Taiwan Fertilizer Co Ltd	15,883
8,000	Taiwan Semiconductor Co Ltd	19,195
57,331	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	2,485,299
3,000	Transcend Information Inc	8,639
80,000	Uni-President Enterprises Corp	187,304
301,000	United Microelectronics Corp	144,318
175,503	Wistron Corp	144,507
7,000	WPG Holdings Ltd	8,915
2,000	Zhen Ding Technology Holding Ltd	4,279

	Total Taiwan	11,798,907

	Thailand — 0.6%
55,800	Bangchak Corp PCL	71,694
9,200	Banpu Pcl (Foreign Registered)	6,850
6,900	BEC World Pcl (Foreign Registered)	2,213
32,700	BTS Group Holdings Pcl (Foreign Registered)	8,481
2,800	Glow Energy Pcl (Foreign Registered)	7,534
220,900	Indorama Ventures Pcl (Foreign Registered)	378,264
53,900	IRPC Pcl (Foreign Registered)	13,963
21,000	Krung Thai Bank Pcl (Foreign Registered)	13,521
6,000	PTT Exploration & Production Pcl (Foreign Registered)	21,854
170,600	PTT Global Chemical Pcl (Foreign Registered)	536,236
16,500	PTT Pcl (Foreign Registered)	295,994
4,600	Thai Oil Pcl (Foreign Registered)	15,040
50,300	TMB Bank Pcl (Foreign Registered)	4,794

	Total Thailand	1,376,438

	Turkey — 1.2%
113,295	Eregli Demir ve Celik Fabrikalari TAS	336,978
130,445	KOC Holding AS	616,720
1,778	TAV Havalimanlari Holding AS	10,805
9,008	Turk Telekomunikasyon AS *	15,389
144,759	Turkiye Garanti Bankasi AS	444,776
355,802	Turkiye Is Bankasi – Class C	706,099
54,836	Turkiye Sise ve Cam Fabrikalari AS	68,589
268,727	Turkiye Vakiflar Bankasi TAO – Class D	516,839
902	Ulker Biskuvi Sanayi AS	5,333
14,969	Yapi ve Kredi Bankasi AS *	18,652

	Total Turkey	2,740,180

	United Arab Emirates — 0.0%
7,875	Abu Dhabi Commercial Bank PJSC	15,631
40,288	DAMAC Properties Dubai Co PJSC	32,844
32,700	Dubai Islamic Bank PJSC	53,806
4,957	Emaar Malls PJSC	2,862

	Total United Arab Emirates	105,143

See accompanying notes to the financial statements.	11

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)

	United Kingdom — 3.6%
17,494	3i Group Plc	225,026
5,386	888 Holdings Plc	21,140
734	Antofagasta Plc	8,726
700	AstraZeneca Plc Sponsored ADR	23,233
3,236	AstraZeneca Plc	211,803
2,982	Aviva Plc	20,657
1,356	Babcock International Group Plc	12,106
2,068	Barratt Developments Plc	15,283
152	BHP Billiton Plc	3,086
12,658	BP Plc	82,274
20,261	British American Tobacco Plc	1,195,854
8,101	Chemring Group Plc	21,252
9,151	Cobham Plc *	14,206
3,080	Direct Line Insurance Group Plc	16,198
852	easyJet Plc	19,562
4,185	Electrocomponents Plc	36,116
962	Fenner Plc	6,280
12,309	Ferrexpo Plc	52,609
654	Galliford Try Plc	8,218
3,000	GlaxoSmithKline Plc Sponsored ADR	108,930
1,026	Hammerson Plc (REIT)	6,289
57,977	HSBC Holdings Plc	570,162
494	Inmarsat Plc	3,176
5,037	Intu Properties Plc (REIT)	13,967
1,662	Investec Plc	14,489
1,346	Investec Plc	11,675
2,400	Land Securities Group Plc (REIT)	30,498
72,600	Legal & General Group Plc	261,537
546,089	Lloyds Banking Group Plc	515,962
1,544	Meggitt Plc	9,569
614	Mondi Plc	15,972
2,990	Northgate Plc	13,459
7,673	Persimmon Plc	274,298
5,520	QinetiQ Group Plc	15,522
19,488	Reckitt Benckiser Group Plc	1,546,887
6,672	Royal Dutch Shell Plc A Shares (London)	210,709
3,765	Royal Dutch Shell Plc B Shares (London)	119,423
439	Severn Trent Plc	10,281
143	Spectris Plc	5,344
292	Travis Perkins Plc	5,153
1,680	UBM Plc	21,179
49,415	Unilever Plc	2,540,827
1,767	Vedanta Resources Plc	17,752
1,032	Vesuvius Plc	8,341
1,296	WM Morrison Supermarkets Plc	4,020

	Total United Kingdom	8,349,050

	United States — 44.8%
4,011	3M Co.	944,631
39,071	Abbott Laboratories	2,357,153

Shares	Description	Value ($)

	United States — continued
23,500	Accenture Plc – Class A	3,783,735
1,328	Alphabet, Inc. – Class A *	1,466,006
6,200	Alphabet, Inc. – Class C *	6,849,326
30,829	American Express Co.	3,006,136
7,800	Amphenol Corp. – Class A	712,842
5,659	Analog Devices, Inc.	510,159
8,069	Anthem, Inc.	1,899,281
40,600	Apple, Inc.	7,231,672
5,279	Becton Dickinson and Co.	1,172,044
75,051	Cisco Systems, Inc.	3,360,784
36,867	Coca-Cola Co. (The)	1,593,392
38,966	Cognizant Technology Solutions Corp. – Class A	3,195,991
14,314	Costco Wholesale Corp.	2,732,543
10,300	CVS Health Corp.	697,619
7,700	Eli Lilly & Co.	593,054
14,841	Emerson Electric Co.	1,054,601
7,700	Honeywell International, Inc.	1,163,547
4,754	Humana, Inc.	1,292,232
42,500	Johnson & Johnson	5,519,900
9,963	Mastercard, Inc. – Class A	1,751,097
40,167	Medtronic Plc	3,208,942
89,351	Microsoft Corp.	8,378,443
11,221	Monsanto Co.	1,384,335
145,682	Oracle Corp.	7,381,707
4,366	PepsiCo, Inc.	479,081
27,800	Pfizer, Inc.	1,009,418
26,984	Philip Morris International, Inc.	2,794,193
49,209	QUALCOMM, Inc.	3,198,585
16,494	Schlumberger Ltd.	1,082,666
9,926	Stryker Corp.	1,609,600
20,300	Teradata Corp. *	747,446
18,181	Texas Instruments, Inc.	1,969,911
32,116	TJX Cos., Inc. (The)	2,655,351
24,792	UnitedHealth Group, Inc.	5,606,959
16,889	United Technologies Corp.	2,275,624
52,753	US Bancorp	2,867,653
11,112	VF Corp.	828,622
48,228	Wells Fargo & Co.	2,816,997

	Total United States	103,183,278

	TOTAL COMMON STOCKS (COST $161,273,922)	196,054,979

	PREFERRED STOCKS (b) — 1.5%

	Brazil — 1.0%
47,608	Banco Bradesco SA	568,469
12,100	Braskem SA – Class A	173,065
8,300	Centrais Eletricas Brasileiras SA – Class B	71,320
4,800	Cia Brasileira de Distribuicao	101,251
17,640	Itau Unibanco Holding SA	273,708
26,300	Itau Unibanco Holding SA Sponsored ADR	409,491

12	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Brazil — continued
145,104	Itausa – Investimentos Itau SA	586,333
49,000	Metalurgica Gerdau SA	118,920

	Total Brazil	2,302,557

	Colombia — 0.0%
37,891	Grupo Aval Acciones y Valores SA	16,397
1,758	Grupo de Inversiones Suramericana SA	21,805

	Total Colombia	38,202

	Germany — 0.1%
136	Draegerwerk AG & Co KGaA	13,912
1,131	Volkswagen AG	220,023

	Total Germany	233,935

	Russia — 0.0%
27,445	Surgutneftegas OJSC	14,318

	South Korea — 0.4%
1,338	Hyundai Motor Co	110,529
1,708	Hyundai Motor Co 2nd Preference	153,277
127	LG Chem Ltd	25,084
254	Samsung Electronics Co Ltd	466,596
148	Samsung Electronics Co Ltd GDR (Registered)	134,273

	Total South Korea	889,759

	TOTAL PREFERRED STOCKS (COST $2,471,970)	3,478,771

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
3,410	Itausa – Investimentos Itau SA Rights, Expires 4/05/18 * (a)	5,671

	TOTAL RIGHTS/WARRANTS (COST $0)	5,671

	MUTUAL FUNDS — 6.0%

	United States — 6.0%
	Affiliated Issuers — 6.0%
554,604	GMO U.S. Treasury Fund	13,848,473

	TOTAL MUTUAL FUNDS (COST $13,849,266)	13,848,473

	SHORT-TERM INVESTMENTS — 5.4%

	Money Market Funds — 0.2%
533,644	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (c)	533,644

Shares	Description	Value ($)
	U.S. Government — 5.2%
3,000,000	U.S. Treasury Bill, 1.58%, due 05/17/18 (d) (e)	2,989,886
3,500,000	U.S. Treasury Bill, 1.64%, due 05/31/18 (d) (e)	3,485,601
1,500,000	U.S. Treasury Bill, 1.77%, due 07/19/18 (d) (e)	1,489,806
4,000,000	U.S. Treasury Bill, 1.78%, due 07/26/18 (d) (e)	3,971,376

	Total U.S. Government	11,936,669

	TOTAL SHORT-TERM INVESTMENTS (COST $12,476,310)	12,470,313

	TOTAL INVESTMENTS — 98.1% (Cost $190,071,468)	225,858,207
	Other Assets and Liabilities (net) — 1.9%	4,473,190

	TOTAL NET ASSETS — 100.0%	$230,331,397

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Forward Currency Contracts

Settlement Date	Counter party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/13/2018	GS	AUD	919,581	USD	691,773	$(22,470)
03/12/2018	JPM	CHF	660,889	USD	671,345	(29,019)
03/20/2018	JPM	EUR	5,982,642	USD	7,480,959	172,338
03/20/2018	MSCI	GBP	2,153,184	USD	3,033,632	66,988
03/16/2018	GS	JPY	546,625,877	USD	5,105,537	(22,465)
03/12/2018	BOA	NOK	2,917,200	USD	353,630	(15,875)
03/12/2018	DB	SEK	7,485,600	USD	892,203	(11,693)

						$137,804

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Sales
1,503	S&P 500 E-Mini	March 2018	$203,987,160	$(5,317,837)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

See accompanying notes to the financial statements.	13

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2018

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Investment valued using significant unobservable inputs (Note 2).

(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(c)	The rate disclosed is the 7 day net yield as of February 28, 2018.

(d)	The rate shown represents yield-to-maturity.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 112.

14	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the Consumer Price Index (“CPI”) is included for comparative purposes only.

Class III shares of GMO Benchmark-Free Allocation Fund returned +10.28% (net) for the fiscal year ended February 28, 2018, as compared with +2.11% for the CPI.

The Fund’s exposure to equities, particularly in emerging markets, was the primary driver of the strong performance. The Fund’s exposure to alternative strategies also contributed as all of the strategies enjoyed positive performance, with Special Opportunities being particularly strong. Fixed income strategies were mildly additive to performance, with the high yield / distressed debt portfolio having the largest positive impact, although the exposure to TIPS had a small negative return for the period. The cash and short duration bond holdings had a marginal positive impact on performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

16

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Benchmark-Free Allocation Fund Class III Shares, the Consumer Price Index, MSCI ACWI and Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .20% on the purchase and .20% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

Prior to January 1, 2012, the Fund served as a principal component of a broader GMO real return strategy that also included a pooled investment vehicle with a cash-like benchmark. The returns shown for periods prior to January 1, 2012 are for Class III shares of the Fund under the Fund’s prior fee arrangement. Under the Fund’s current fee arrangement, the returns for periods prior to January 1, 2012 would have been lower.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

17

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	50.1%
Debt Obligations	35.4
Short-Term Investments	13.2
Preferred Stocks	1.2
Mutual Funds	0.6
Swap Contracts	0.1
Investment Funds	0.0	^
Rights/Warrants	0.0	^
Purchased Options	0.0	^
Loan Participations	0.0	^
Futures Contracts	0.0	^
Loan Assignments	0.0	^
Exchange-Traded Funds	(0.0	)^
Written/Credit Linked Options	(0.1)
Forward Currency Contracts	(0.1)
Securities Sold Short	(1.6)
Other	1.2

	100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	13.3%
Other Emerging	2.0	†
Euro Region	0.0	^±
Other Developed	(0.6	)‡
Japan	(1.2)
United Kingdom	(6.5)

	7.0%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
United States	11.8%
China	5.5
Taiwan	4.8
Other Developed	4.7	‡
South Korea	3.5
Japan	2.8
United Kingdom	2.2
Russia	1.9
Thailand	1.9
Germany	1.9
Other Emerging	1.8	†
South Africa	1.7
India	1.6
France	1.3
Brazil	1.2
Netherlands	1.1
Turkey	1.0

	50.7%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security. The tables are not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

±	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

^	Rounds to 0.0%.

18

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	MUTUAL FUNDS — 99.9%

	Affiliated Issuers — 99.9%
11,842,598	GMO Emerging Country Debt Fund, Class IV	338,343,014
778,780,409	GMO Implementation Fund	10,973,015,970
20,535,481	GMO Opportunistic Income Fund, Class VI	542,342,069
31,969,116	GMO SGM Major Markets Fund, Class VI	1,015,978,511
26,478,015	GMO Special Opportunities Fund, Class VI	669,099,430

	TOTAL MUTUAL FUNDS (COST $12,615,693,767)	13,538,778,994

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
6,838,048	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 1.32% (a)	6,838,048

	TOTAL SHORT-TERM INVESTMENTS (COST $6,838,048)	6,838,048

	TOTAL INVESTMENTS — 100.0% (Cost $12,622,531,815)	13,545,617,042
	Other Assets and Liabilities (net) — (0.0%)	(5,437,090)

	TOTAL NET ASSETS — 100.0%	$13,540,179,952

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 112.

See accompanying notes to the financial statements.	19

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any index or benchmark, a discussion of the Fund’s performance relative to the Consumer Price Index (“CPI”) is included for comparative purposes only.

GMO Benchmark-Free Fund returned +13.59% (net) for the fiscal year ended February 28, 2018, as compared with +2.11% for the CPI.

The Fund’s exposure to equities, particularly in emerging markets, was the primary driver of the strong performance. The Fund’s exposure to alternative strategies also contributed as both SGM and Special Opportunities enjoyed positive performance, with Special Opportunities being particularly strong. Fixed income strategies were mildly additive to performance, although the exposure to TIPS had a small negative return for the period. The cash and short duration bond holdings had a marginal positive impact on performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

20

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Benchmark-Free Fund Class III Shares, the Consumer Price Index, MSCI ACWI and

Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .25% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

21

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	54.7%
Debt Obligations	32.8
Short-Term Investments	11.5
Preferred Stocks	1.7
Investment Funds	0.2
Swap Contracts	0.1
Futures Contracts	0.0	^
Loan Participations	0.0	^
Rights/Warrants	0.0	^
Purchased Options	0.0	^
Forward Currency Contracts	0.0	^
Loan Assignments	0.0	^
Written/Credit Linked Options	(0.0	)^
Securities Sold Short	(0.3)
Other	(0.7)

	100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	15.2%
Other Emerging	2.3	†
Euro Region	0.0	^#
Other Developed	(0.7	)‡

	16.8%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
United States	9.9%
China	7.6
Other Developed	6.2	‡
Taiwan	5.5
South Korea	3.8
Japan	3.7
United Kingdom	2.7
Other Emerging	2.3	†
India	2.2
Germany	2.2
Russia	2.1
Thailand	2.1
South Africa	2.0
Brazil	1.8
France	1.6

	55.7%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through the use of certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security. The tables are not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

#	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

^	Rounds to 0.0%.

22

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	COMMON STOCKS — 37.5%

	Australia — 0.5%
15,166	Adelaide Brighton Ltd	77,020
1,434	ASX Ltd	64,517
134,693	Caltex Australia Ltd	3,651,145
83,953	Charter Hall Group (REIT)	379,065
14,205	CIMIC Group Ltd	512,376
40,010	Codan Ltd	74,896
112,161	Costa Group Holdings Ltd	630,575
41,522	Credit Corp Group Ltd	676,606
385,581	CSR Ltd	1,534,163
735,327	Downer EDI Ltd	3,922,482
253,594	Genworth Mortgage Insurance Australia Ltd	493,208
177,322	Goodman Group (REIT)	1,121,272
9,446	Macquarie Group Ltd	752,599
379,812	Metcash Ltd	949,790
186,433	Mineral Resources Ltd	2,716,854
50,306	Myer Holdings Ltd	17,521
3,444	Navitas Ltd	12,819
224,830	OZ Minerals Ltd	1,663,526
169,874	Pact Group Holdings Ltd	734,493
27,413	Resolute Mining Ltd	23,577
58,493	Shopping Centres Australasia Property Group (REIT)	101,285
75,159	Sigma Healthcare Ltd	51,792
3,762	Virtus Health Ltd	16,753
49,237	WorleyParsons Ltd	578,298
34,707	WPP AUNZ Ltd	26,906

	Total Australia	20,783,538

	Austria — 0.2%
7,647	Oesterreichische Post AG	368,181
94,528	OMV AG	5,374,697
4,441	POLYTEC Holding AG	94,720
44,429	voestalpine AG	2,563,027

	Total Austria	8,400,625

	Belgium — 0.0%
17,705	AGFA-Gevaert NV *	86,823
2,692	Barco NV	328,491
6,404	D’ieteren SA/NV	275,418
420	Orange Belgium SA	7,776

	Total Belgium	698,508

	Brazil — 0.7%
111,500	AES Tiete Energia SA	389,764
47,500	Banco BTG Pactual SA	337,060
200,000	Banco do Brasil SA	2,574,764
166,700	Banco Santander Brasil SA	1,887,819

Shares	Description	Value ($)
	Brazil — continued
561,800	Centrais Eletricas Brasileiras SA *	4,285,868
334,600	Cia de Saneamento Basico do Estado de Sao Paulo	3,879,913
11,500	EcoRodovias Infraestrutura e Logistica SA	35,595
21,800	EDP – Energias do Brasil SA	89,297
21,400	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	115,341
48,700	Engie Brasil Energia SA	587,208
124,500	Estacio Participacoes SA	1,299,871
82,000	Grendene SA	717,491
1,326,700	JBS SA	4,049,277
42,800	LPS Brasil Consultoria de Imoveis SA *	71,050
8,900	Multiplus SA	94,375
224,600	Oi SA *	279,462
26,500	Qualicorp SA	234,647
215,700	Rumo SA *	946,000
15,900	Tim Participacoes SA ADR	338,352
23,000	Transmissora Alianca de Energia Eletrica SA	145,215
619,935	Vale SA	8,601,457
106,400	Via Varejo SA	897,563

	Total Brazil	31,857,389

	Canada — 0.8%
28,600	AGF Management Ltd – Class B	153,342
102,100	Air Canada *	2,153,075
61,000	Bank of Nova Scotia (The)	3,779,224
42,700	Baytex Energy Corp *	108,885
26,637	BRP Inc Sub Voting	933,914
8,100	Canfor Corp *	191,390
33,800	Cascades Inc	418,549
7,400	Celestica Inc *	80,512
2,600	Celestica Inc *	28,306
30,300	CI Financial Corp	673,911
700	Cominar Real Estate Investment Trust	7,561
2,700	Corus Entertainment Inc – B Shares	16,917
5,040	Dream Industrial Real Estate Investment Trust	36,842
22,300	Empire Co Ltd – Class A	412,911
10,300	IAMGOLD Corp *	54,181
1,800	IGM Financial Inc	54,973
11,800	Industrial Alliance Insurance & Financial Services Inc	500,157
45,100	Just Energy Group Inc	217,557
17,300	Labrador Iron Ore Royalty Corp	339,340
900	Laurentian Bank of Canada	35,637
23,000	Magna International Inc	1,265,430
21,100	Medical Facilities Corp	248,951
145,000	Metro Inc	4,574,190
17,000	North West Co Inc (The)	363,131

See accompanying notes to the financial statements.	23

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Canada — continued
13,600	Pure Industrial Real Estate Trust (REIT)	85,000
37,800	Rogers Sugar Inc	182,343
154,400	Royal Bank of Canada	12,163,572
36,500	Russel Metals Inc	838,260
10,100	Toromont Industries Ltd	453,445
71,400	Transcontinental Inc – Class A	1,343,758
14,200	Valener Inc	227,076
11,200	Wajax Corp	196,559
47,200	West Fraser Timber Co Ltd	3,287,668
6,530	WestJet Airlines Ltd	131,546
2,900	Westshore Terminals Investment Corp	56,364
26,000	ZCL Composites Inc	222,475

	Total Canada	35,836,952

	Chile — 0.0%
536,531	Enel Chile SA	66,388
3,516	Inversiones La Construccion SA	70,536

	Total Chile	136,924

	China — 5.1%
88,000	361 Degrees International Ltd	32,065
1,648,000	Agile Group Holdings Ltd	2,810,348
34,198,000	Agricultural Bank of China Ltd – Class H	18,790,105
7,800	Alibaba Group Holding Ltd Sponsored ADR *	1,451,892
944,000	Anhui Conch Cement Co Ltd – Class H	5,015,506
36,000	Anhui Expressway Co Ltd – Class H	28,197
1,452,500	BAIC Motor Corp Ltd – Class H	1,827,406
11,096,000	Bank of China Ltd – Class H	5,967,113
4,550,000	Bank of Communications Co Ltd – Class H	3,617,275
44,000	Baoye Group Co Ltd – Class H *	28,491
82,000	Beijing Capital International Airport Co Ltd – Class H	120,950
14,075	Changyou.com Ltd ADR *	398,322
60,000	Chaowei Power Holdings Ltd	36,753
1,484,000	China BlueChemical Ltd – Class H	445,359
2,730,000	China CITIC Bank Corp Ltd – Class H	1,974,122
6,432,000	China Communications Services Corp Ltd – Class H	3,802,334
3,544,000	China Construction Bank Corp – Class H	3,633,707
1,081,000	China Everbright Bank Co Ltd – Class H	553,211
2,154,000	China Greenfresh Group Co Ltd	365,456
2,136,000	China Huarong Asset Management Co Ltd – Class H	963,944
60,000	China Jinmao Holdings Group Ltd	36,272
2,688,000	China Lesso Group Holdings Ltd	1,762,634
2,850,000	China Machinery Engineering Corp – Class H	1,719,149

Shares	Description	Value ($)
	China — continued
302,500	China Mobile Ltd	2,817,191
8,292,000	China National Building Material Co Ltd – Class H	8,135,360
3,274,000	China National Materials Co Ltd – Class H	2,718,959
16,000	China Overseas Land & Investment Ltd	55,593
12,900	China Petroleum & Chemical Corp ADR	1,020,390
20,392,000	China Petroleum & Chemical Corp – Class H	16,184,534
7,991,000	China Railway Construction Corp Ltd – Class H	8,551,711
1,327,000	China Railway Group Ltd – Class H	958,966
10,000	China Resources Land Ltd	35,328
1,970,000	China Shenhua Energy Co Ltd – Class H	5,575,693
31,006,000	China Telecom Corp Ltd – Class H	13,519,074
168,600	China Vanke Co Ltd – Class H	748,035
18,300	China Yuchai International Ltd	410,103
1,630,000	Chongqing Rural Commercial Bank Co Ltd – Class H	1,312,674
447,000	Country Garden Holdings Co Ltd	793,860
10,464,000	Dongfeng Motor Group Co Ltd – Class H	13,149,730
138,000	Guangdong Investment Ltd	210,403
214,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd – Class H	578,732
3,417,600	Guangzhou R&F Properties Co Ltd – Class H	7,936,461
2,133,000	Haier Electronics Group Co Ltd *	7,265,986
176,000	Haitian International Holdings Ltd	539,146
1,544,000	Harbin Electric Co Ltd – Class H	623,432
513,000	Hi Sun Technology China Ltd *	105,919
774,000	Hisense Kelon Electrical Holdings Co Ltd – Class H	946,980
379,000	Hua Hong Semiconductor Ltd	725,902
3,542,000	Huabao International Holdings Ltd	2,655,717
59,000	IGG Inc	74,396
3,255,000	Industrial and Commercial Bank of China Ltd – Class H	2,775,016
306,000	Jiangnan Group Ltd	19,430
1,082,000	Jiangsu Expressway Co Ltd – Class H	1,675,598
12,893	Jumei International Holding Ltd ADR *	36,745
1,303,000	Kingboard Chemical Holdings Ltd	6,548,357
1,562,000	Kingboard Laminates Holdings Ltd	2,713,240
837,000	Lee & Man Paper Manufacturing Ltd	945,732
107,100	Legend Holdings Corp – Class H	365,237
213,900	Livzon Pharmaceutical Group Inc – Class H	1,590,101
600,000	Longfor Properties Co Ltd	1,722,816
7,480,000	Lonking Holdings Ltd	3,097,938
200	NetEase Inc ADR	58,670
576,000	Nexteer Automotive Group Ltd *	1,271,433
514,000	Nine Dragons Paper Holdings Ltd	914,579

24	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	China — continued
23,000	PAX Global Technology Ltd	11,405
642,000	PICC Property & Casualty Co Ltd – Class H	1,259,203
1,659,000	Postal Savings Bank of China Co Ltd – Class H	1,018,262
1,235,000	Powerlong Real Estate Holdings Ltd	615,694
102,000	Qingling Motors Co Ltd – Class H	32,699
278,000	Road King Infrastructure Ltd	503,177
1,048,000	Shandong Weigao Group Medical Polymer Co Ltd – Class H	714,613
769,000	Shanghai Industrial Holdings Ltd	2,140,503
1,457,100	Shanghai Pharmaceuticals Holding Co Ltd – Class H	3,646,755
88,000	Shenzhen Expressway Co Ltd – Class H	88,499
2,314,500	Shimao Property Holdings Ltd	5,703,571
79,500	SINA Corp *	9,295,935
690,000	Sino Biopharmaceutical Ltd	1,292,858
1,649,500	Sino-Ocean Group Holding Ltd	1,162,062
959,500	Sinopec Engineering Group Co Ltd – Class H	929,822
12,000	Sinotrans Ltd – Class H	6,645
1,807,500	Sinotruk Hong Kong Ltd	2,292,696
4,000	SOHO China Ltd	2,289
127,000	Spring Real Estate Investment Trust	53,831
40,400	Tencent Holdings Ltd	2,210,224
267,500	Texhong Textile Group Ltd	348,548
706,000	Tianjin Port Development Holdings Ltd *	102,374
42,000	Tianneng Power International Ltd	41,506
2,283,000	TravelSky Technology Ltd – Class H	7,217,921
8,000	Truly International Holdings Ltd	2,651
895,000	Want Want China Holdings Ltd	751,405
3,495,000	Weichai Power Co Ltd – Class H	3,896,213
733,000	Xinhua Winshare Publishing and Media Co Ltd – Class H	562,843
1,809,500	Xtep International Holdings Ltd	800,156
496,000	Yuexiu Transport Infrastructure Ltd	371,702
6,832,000	Yuzhou Properties Co Ltd	4,175,383
1,976,000	Zhejiang Expressway Co Ltd – Class H	2,148,329

	Total China	230,165,552

	Colombia — 0.1%
144,314	Almacenes Exito SA	845,106
239,100	Ecopetrol SA Sponsored ADR	4,186,641

	Total Colombia	5,031,747

	Cyprus — 0.0%
2,277	TCS Group Holding Plc GDR	52,414

	Czech Republic — 0.0%
23,799	CEZ AS	575,731
42,490	Moneta Money Bank AS	171,419
558	Philip Morris CR AS	452,874

	Total Czech Republic	1,200,024

Shares	Description	Value ($)
	Denmark — 0.1%
12	AP Moeller – Maersk A/S – Class B	19,492
1,010	Dfds A/S	55,623
37,000	Novo Nordisk A/S Sponsored ADR	1,904,760
4,494	Schouw & Co AB	468,498

	Total Denmark	2,448,373

	Egypt — 0.0%
43,450	Alexandria Mineral Oils Co	22,090

	Finland — 0.1%
9,043	Cramo Oyj	211,562
1,330	Kesko Oyj – B Shares	77,390
102,498	UPM-Kymmene Oyj	3,506,847

	Total Finland	3,795,799

	France — 1.6%
266,881	Air France-KLM *	3,149,361
8,227	Alten SA	790,930
15,434	Amundi SA	1,258,120
481,425	AXA SA	15,077,775
119,723	BNP Paribas SA	9,466,557
176	Capgemini SE	21,938
3,879	Casino Guichard Perrachon SA	210,126
15,922	Christian Dior SE	5,913,728
103,139	CNP Assurances	2,499,421
257,744	Credit Agricole SA	4,416,494
11,982	Derichebourg SA	107,422
9,969	IPSOS	382,090
2,872	Jacquet Metal Service	103,972
8,238	LVMH Moet Hennessy Louis Vuitton SE	2,463,962
3,147	MGI Coutier	120,495
2,513	Neopost SA	73,025
7,417	Rallye SA	135,684
17,428	Sanofi	1,375,938
62,526	SCOR SE	2,650,887
172,360	Societe Generale SA	9,793,430
287,000	STMicroelectronics NV – NY Shares	6,543,600
218,501	STMicroelectronics NV	4,969,211

	Total France	71,524,166

	Germany — 1.8%
73,541	Allianz SE (Registered)	17,082,929
50,315	BASF SE	5,256,385
9,627	Bayer AG (Registered)	1,123,433
133,506	Bayerische Motoren Werke AG	14,026,794
4,253	Cewe Stiftung & Co KGAA	433,609
19,670	Covestro AG	2,218,979
209,361	Daimler AG (Registered Shares)	17,876,633
371,602	Deutsche Lufthansa AG (Registered)	12,407,817

See accompanying notes to the financial statements.	25

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Germany — continued
161	Duerr AG	19,691
1,010	Isra Vision AG	244,787
2,694	Koenig & Bauer AG	236,405
5,272	Leoni AG	358,510
223,009	RWE AG *	4,432,589
28,317	SAP AG	2,955,145
9,573	Software AG	502,531
5,859	STADA Arzneimittel AG	611,388
24,767	Talanx AG	1,094,779
9,434	Volkswagen AG	1,874,068
2,422	Washtec AG	200,501

	Total Germany	82,956,973

	Greece — 0.0%
142,457	Alpha Bank AE *	338,230
333,287	Eurobank Ergasias SA *	334,384
12,055	FF Group *	256,522
31,012	Mytilineos Holdings SA *	364,493
865,949	National Bank of Greece SA *	317,720
75,408	Piraeus Bank SA *	329,268

	Total Greece	1,940,617

	Hong Kong — 0.8%
1,186,900	BOC Hong Kong Holdings Ltd	5,964,747
833,400	Champion (REIT)	591,773
41,700	Dah Sing Banking Group Ltd	92,677
4,000	Dah Sing Financial Holdings Ltd	25,898
308,000	Fortune Real Estate Investment Trust	366,210
40,000	HKT Trust & HKT Ltd – Class SS	50,956
147,100	Hysan Development Co Ltd	850,124
831,638	I-CABLE Communications Ltd *	20,816
169,800	Kerry Properties Ltd	767,539
374,400	Link (REIT)	3,182,771
71,800	Luk Fook Holdings International Ltd	247,245
162,000	Man Wah Holdings Ltd	148,866
10,000	Minth Group Ltd	58,684
29,700	New World Development Co Ltd	44,918
60,000	Shenzhen Investment Ltd	24,883
2,402,900	SJM Holdings Ltd	2,288,880
14,300	SmarTone Telecommunications Holdings Ltd	15,537
566,000	SSY Group Ltd.	427,944
2,000	Swire Pacific Ltd – Class A	20,104
1,400	Television Broadcasts Ltd	4,612
7,017,500	WH Group Ltd	8,642,785
750,100	Wharf Holdings Ltd (The)	2,786,854
750,100	Wharf Real Estate Investment Co Ltd *	5,099,135
365,500	Wheelock & Co Ltd	2,649,459
55,425	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	15,065

Shares	Description	Value ($)
	Hong Kong — continued
63,400	Xinyi Glass Holdings Ltd	98,008
164,900	Yue Yuen Industrial Holdings Ltd	704,799

	Total Hong Kong	35,191,289

	Hungary — 0.1%
733,294	Magyar Telekom Telecommunications Plc	1,293,732
95,834	Richter Gedeon Nyrt	2,108,948

	Total Hungary	3,402,680

	India — 1.7%
510,282	Andhra Bank *	356,819
118,116	Aurobindo Pharma Ltd	1,106,856
14,333	Balmer Lawrie & Co Ltd	50,519
1,002,244	Bharat Electronics Ltd	2,359,021
70,904	Cadila Healthcare Ltd	437,504
245,039	Canara Bank	1,111,965
122,894	Chambal Fertilizers and Chemicals Ltd	315,788
55,041	Claris Lifesciences Ltd	330,337
2,766	Coal India Ltd	13,134
12,475	Divi’s Laboratories Ltd	195,765
172,521	Firstsource Solutions Ltd *	135,090
58,094	Gujarat Industries Power Co Ltd	99,217
675,908	HCL Technologies Ltd	9,748,613
30,965	Hero MotoCorp Ltd	1,698,878
390,379	Hexaware Technologies Ltd	2,060,461
319,690	Hindustan Petroleum Corp Ltd	1,859,081
54,456	Hindustan Unilever Ltd	1,096,029
3,854	Hindustan Zinc Ltd	19,126
949,209	IFCI Ltd *	327,372
131,083	Indian Bank	664,299
510,545	Indian Oil Corp Ltd	2,946,826
52,257	Infosys Ltd	930,999
128,948	Jaypee Infratech Ltd *	24,711
525,920	Karnataka Bank Ltd (The)	1,076,472
82,528	Maruti Suzuki India Ltd	11,161,644
3,290	Merck Ltd	78,662
6,880	MOIL Ltd	23,726
32,012	Mphasis Ltd	421,582
156,365	NIIT Technologies Ltd	1,991,261
869,526	NMDC Ltd	1,711,362
1,514,258	Oil & Natural Gas Corp Ltd	4,318,024
669	Oracle Financial Services Software Ltd	40,716
9,941	Piramal Enterprises Ltd	392,092
432	Piramal Enterprises Ltd *	17,095
3,070,823	Power Finance Corp Ltd	4,917,123
859,667	PTC India Ltd	1,344,049
195,449	Reliance Capital Ltd	1,400,758
3,418,367	Rural Electrification Corp Ltd	7,518,681
159,138	Sonata Software Ltd	773,506

26	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	India — continued
337,888	Syndicate Bank *	311,768
17,906	Tata Consultancy Services Ltd	830,893
658,403	Tata Steel Ltd	6,754,486
2,789	Tech Mahindra Ltd	26,186
44,755	Uflex Ltd	252,476
797,285	Wipro Ltd	3,565,250
7,700	Wipro Ltd ADR	42,427

	Total India	76,858,649

	Indonesia — 0.1%
262,100	Adaro Energy Tbk PT	44,561
50,700	Astra International Tbk PT	29,655
119,900	Bank Central Asia Tbk PT	201,787
422,900	Bank Mandiri Persero Tbk PT	254,392
166,000	Bank Negara Indonesia Persero Tbk PT	117,224
868,800	Bank Pembangunan Daerah Jawa Timur Tbk PT	46,672
1,627,000	Bank Rakyat Indonesia Persero Tbk PT	447,954
107,800	Bukit Asam Persero Tbk PT	24,769
618,300	Harum Energy Tbk PT *	152,279
913,600	Indo Tambangraya Megah Tbk PT	2,042,305
39,500	Indofood Sukses Makmur Tbk PT	21,726
29,100	Matahari Department Store Tbk PT	22,416
6,154,600	Panin Financial Tbk PT *	122,964
866,600	Ramayana Lestari Sentosa Tbk PT	73,904
1,124,000	Telekomunikasi Indonesia Persero Tbk PT	325,490
3,300	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	95,799
18,100	United Tractors Tbk PT	46,617

	Total Indonesia	4,070,514

	Ireland — 0.0%
5,100	ICON Plc *	577,881

	Israel — 0.0%
168	B Communications Ltd *	2,933
32,209	Discount Investment Corp Ltd (Registered)	120,095
566	Mizrahi Tefahot Bank Ltd	10,433
11,216	Nova Measuring Instruments Ltd *	308,966
1,900	SodaStream International Ltd *	153,748

	Total Israel	596,175

	Italy — 0.7%
34,038	A2A SPA	60,183
38,149	ACEA SPA	661,904
3,586	ASTM SPA	86,782
127,818	Cofide SPA	82,896
6,272	El.En. SPA	196,871

Shares	Description	Value ($)
	Italy — continued
131,216	Enel SPA	761,678
3,475	Eni SPA	57,702
86,058	EXOR NV	6,244,692
7,248	Fiat Chrysler Automobiles NV *	152,991
665,000	Fiat Chrysler Automobiles NV	14,091,350
139,571	Fincantieri SPA *	221,601
302,992	Iren SPA	898,054
15,426	MARR SPA	409,644
2,326	Prima Industrie SPA	97,907
97,124	Recordati SPA	3,472,107
169,716	Saras SPA	355,743
187,140	Societa Cattolica di Assicurazioni SC	2,226,526
11,076	Vittoria Assicurazioni SPA	176,157

	Total Italy	30,254,788

	Japan — 3.7%
9,700	Aisin Seiki Co Ltd	564,511
23,000	AOKI Holdings Inc	368,016
514,700	Asahi Kasei Corp	6,595,874
50,800	Astellas Pharma Inc	746,301
2,000	Autobacs Seven Co Ltd	38,937
209,200	Brother Industries Ltd	5,202,683
151,000	Canon Inc	5,754,427
13,700	Cawachi Ltd	335,628
500	Central Japan Railway Co	92,869
30,000	CKD Corp	750,604
24,100	Cosmo Energy Holdings Co Ltd	835,510
400	Daiichi Sankyo Co Ltd	14,165
5,100	Daiwabo Holdings Co Ltd	210,846
108,400	DCM Holdings Co Ltd	1,067,327
18,360	Denka Co Ltd	671,624
9,000	Denso Corp	525,310
28,800	DIC Corp	1,027,501
9,400	Doutor Nichires Holdings Co Ltd	218,052
12,700	DTS Corp	456,409
8,200	Ehime Bank Ltd (The)	101,730
11,800	Elecom Co Ltd	264,194
7,800	Exedy Corp	252,776
14,700	Fancl Corp	527,509
6,600	Fujicco Co Ltd	145,792
5,100	Fujitsu General Ltd	97,274
1,069,000	Fujitsu Ltd	6,379,361
20,000	Furukawa Electric Co Ltd	1,089,764
3,600	Fuyo General Lease Co Ltd	239,949
34,460	Hanwa Co Ltd	1,555,063
4,300	Heiwado Co Ltd	99,396
24,700	Hitachi Chemical Co Ltd	548,589
1,423,000	Hitachi Ltd	10,760,870
1,500	Hitachi Transport System Ltd	37,032
1,700	Hosokawa Micron Corp	128,670

See accompanying notes to the financial statements.	27

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Japan — continued
23,000	House Foods Group Inc	769,888
872,100	ITOCHU Corp	16,763,979
13,400	Itochu Techno-Solutions Corp	547,121
7,400	Kaneka Corp	74,919
90,400	Kanematsu Corp	1,217,449
1,400	Kasai Kogyo Co Ltd	19,289
1,110	Kawasaki Kisen Kaisha Ltd *	26,751
2,100	Keihin Corp	43,667
15,000	Kitz Corp	122,609
1,400	Kokuyo Co Ltd	26,233
17,300	Kyowa Exeo Corp	459,605
800	Kyudenko Corp	37,004
334,900	Marubeni Corp	2,551,694
33,000	MCJ Co Ltd	442,637
1,320,900	Mitsubishi Chemical Holdings Corp	13,326,409
58,600	Mitsubishi Corp	1,641,691
319,600	Mitsubishi Electric Corp	5,390,849
102,700	Mitsubishi Gas Chemical Co Inc	2,540,098
187,800	Mitsubishi Tanabe Pharma Corp	4,000,192
149,900	Mitsui & Co Ltd	2,716,776
65,100	Mitsui Chemicals Inc	1,975,413
3,100	Mitsui Engineering & Shipbuilding Co Ltd	55,813
6,000	Mitsui Sugar Co Ltd	244,282
12,100	NET One Systems Co Ltd	185,969
1,200	NHK Spring Co Ltd	12,593
37,000	Nichias Corp	491,288
22,200	Nichiha Corp	871,857
19,000	Nichirei Corp	483,148
41,000	Nippo Corp	966,707
311,200	Nippon Telegraph & Telephone Corp	14,454,183
2,500	Nippon Signal Co Ltd	24,413
4,700	Nishi-Nippon Financial Holdings Inc	57,719
3,900	Nissin Electric Co Ltd	38,094
14,200	Noritsu Koki Co Ltd	318,964
2,600	Okamura Corp	35,964
21,100	Open House Co Ltd	1,265,387
5,700	Osaka Gas Co Ltd	112,422
27,000	Osaki Electric Co Ltd	202,503
59,200	Pola Orbis Holdings Inc	2,481,909
2,200	Press Kogyo Co Ltd	13,550
203,000	Prima Meat Packers Ltd	1,219,948
900	Rock Field Co Ltd	17,969
17,800	Rohto Pharmaceutical Co Ltd	492,763
6,600	Roland DG Corp	169,192
5,100	Sakata INX Corp	66,892
34,200	Seiko Epson Corp	652,652
4,700	Seiko Holdings Corp	127,828
3,800	Seiren Co Ltd	73,707
217,500	Sekisui Chemical Co Ltd	4,074,940

Shares	Description	Value ($)
	Japan — continued
34,000	Showa Denko KK	1,659,156
1,348,100	Sojitz Corp	4,399,048
17,000	Sumitomo Bakelite Co Ltd	147,747
905,000	Sumitomo Chemical Co Ltd	5,579,934
59,700	Sumitomo Forestry Co Ltd	995,306
31,840	Sumitomo Heavy Industries Ltd	1,240,359
33,200	Suzuki Motor Corp	1,893,922
1,900	T RAD Co Ltd	71,772
25,200	T-Gaia Corp	723,043
1,600	Takasago International Corp	47,350
20,800	Takeda Pharmaceutical Co., Ltd	1,179,375
11,200	Tocalo Co Ltd	151,878
3,000	Token Corp	337,588
26,600	Tokyo Electron Ltd	5,197,713
270,500	Tosoh Corp	5,592,020
1,900	Toyoda Gosei Co Ltd	46,002
75,800	Toyota Tsusho Corp	2,806,510
11,700	TPR Co Ltd	331,699
20,700	TS Tech Co Ltd	836,765
7,200	TSI Holdings Co Ltd	51,925
3,000	TV Asahi Holdings Corp	60,868
11,800	UKC Holdings Corp	258,740
4,800	Unipres Corp	116,669
4,100	UT Group Co Ltd *	144,478
12,500	Wacoal Holdings Corp	369,871
700	Yellow Hat Ltd	20,883
12,300	Yuasa Trading Co Ltd	428,428

	Total Japan	166,300,541

	Malaysia — 0.0%
84,600	Berjaya Sports Toto Berhad	48,538
232,700	DRB-Hicom Berhad	154,616
156,500	KSL Holdings Berhad *	40,681
132,600	Malayan Flour Mills Berhad	69,191
32,900	Malaysian Pacific Industries Berhad	76,626
86,900	Oldtown Berhad	70,173
193,600	Padini Holdings Berhad	245,569
164,600	Top Glove Corp Berhad	407,763
77,600	UOA Development Berhad	51,447

	Total Malaysia	1,164,604

	Mexico — 0.6%
766,300	Arca Continental SAB de CV	5,324,483
18,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	127,260
42,105	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand – Class B	59,436
308,529	Bolsa Mexicana de Valores SAB de CV	572,682

28	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Mexico — continued
961,700	Cemex SAB de CV CPO *	634,649
7,000	Coca-Cola Femsa SAB de CV Sponsored ADR	471,940
35,000	Corp Inmobiliaria Vesta SAB de CV	48,126
1,245,100	Genomma Lab Internacional SAB de CV – Class B *	1,346,115
74,000	Gentera SAB de CV	60,493
2,600	Grupo Aeroportuario del Centro Norte SAB de CV	12,717
200	Grupo Aeroportuario del Centro Norte SAB de CV ADR	7,832
4,300	Grupo Aeroportuario del Pacifico SAB de CV – Class B	41,516
87,000	Grupo Financiero Interacciones SA de CV – Class O	405,355
171,042	Grupo Herdez SAB de CV	417,201
7,900	Kimberly-Clark de Mexico SAB de CV – Class A	14,358
148,900	Megacable Holdings SAB de CV CPO	653,953
1,655	Promotora y Operadora de Infraestructura SAB de CV	16,914
6,418,338	Wal-Mart de Mexico SAB de CV	15,022,138

	Total Mexico	25,237,168

	Netherlands — 0.6%
8,421	ASR Nederland NV	378,772
26,100	Constellium NV – Class A *	302,760
19,868	Heineken Holding NV	1,976,296
865,014	ING Groep NV	15,179,249
41,446	Philips Lighting NV	1,641,883
16,279	Unilever NV CVA	851,980
17,600	VEON Ltd ADR	50,864
90,992	Wolters Kluwer NV	4,609,099

	Total Netherlands	24,990,903

	New Zealand — 0.0%
640,296	Air New Zealand Ltd	1,514,945
9,932	Fletcher Building Ltd	46,581
19,898	Fletcher Building Ltd	92,656

	Total New Zealand	1,654,182

	Norway — 0.3%
8,812	Austevoll Seafood ASA	78,996
25,729	Bakkafrost P/F	1,299,075
76,856	BW LPG Ltd *	335,297
255,782	DNB ASA	5,017,248
1,716	Salmar ASA	61,007
19,206	SpareBank 1 Nord Norge	166,157
10,671	SpareBank 1 SR Bank ASA	125,147
82,815	Statoil ASA	1,884,994
140,241	Storebrand ASA	1,219,909

Shares	Description	Value ($)
	Norway — continued
250,952	Subsea 7 SA	3,726,466
20,147	Telenor ASA	452,128

	Total Norway	14,366,424

	Pakistan — 0.0%
5,700	Engro Corp Ltd	15,522
10,100	Oil & Gas Development Co Ltd	14,898

	Total Pakistan	30,420

	Peru — 0.0%
3,200	Credicorp Ltd	692,640

	Philippines — 0.0%
107,500	First Gen Corp	29,919
269,200	Lopez Holding Corp	27,780
20,720	Manila Electric Co	133,874
169,800	Manila Water Co Inc	84,681
379,000	Megaworld Corp	35,243

	Total Philippines	311,497

	Poland — 0.2%
108,611	Asseco Poland SA	1,488,773
329,756	Enea SA	970,838
386,963	Energa SA	1,170,849
66,040	Impexmetal SA *	84,623
2,975	KGHM Polska Miedz SA	90,284
396,000	PGE Polska Grupa Energetyczna SA *	1,169,193
1,135	Polski Koncern Naftowy ORLEN SA	31,734
7,773	Polskie Gornictwo Naftowe i Gazownictwo SA	13,697
5,706	Powszechny Zaklad Ubezpieczen SA	70,793
2,229,868	Tauron Polska Energia SA*	1,651,703

	Total Poland	6,742,487

	Portugal — 0.0%
63,731	CTT-Correios de Portugal SA	263,839

	Qatar — 0.0%
17,586	Barwa Real Estate Co	162,426
6,084	Doha Bank QPSC	54,398
1,272	Industries Qatar QSC	35,871
8,271	Masraf Al Rayan QSC	85,506
797	Ooredoo QPSC	18,980
584	Qatar Electricity & Water Co QSC	27,514
1,341	Qatar Insurance Co SAQ	14,272
797	Qatar International Islamic Bank QSC	13,100
2,043	Qatar Islamic Bank SAQ	53,935
4,110	Qatar National Bank QPSC	134,712
1,678	Qatar Navigation QSC	28,681
3,178	United Development Co QSC	14,367

	Total Qatar	643,762

See accompanying notes to the financial statements.	29

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Russia — 0.4%
119,100	Aeroflot PJSC	298,242
405,000	Alrosa PJSC	616,457
9,472,000	ENEL RUSSIA PJSC	260,577
12,930	Gazprom Neft PJSC	64,891
423,588	Gazprom PJSC Sponsored ADR	2,092,276
14,545	Globaltrans Investment Plc Sponsored GDR (Registered)	159,966
1,151,000	Inter RAO UES PJSC	75,380
21,601	LUKOIL PJSC Sponsored ADR	1,431,351
12,080	M.Video PJSC *	88,352
9,710	Magnit PJSC Sponsored GDR (Registered)	200,131
62,300	Magnitogorsk Iron & Steel OJSC	52,458
4,588	Magnitogorsk Iron & Steel Works PJSC Sponsored GDR	49,528
63,450	MegaFon PJSC GDR (Registered)	672,834
85,308	MMC Norilsk Nickel PJSC ADR	1,693,219
195,100	Mobile TeleSystems PJSC Sponsored ADR	2,333,396
271,710	Moscow Exchange MICEX-RTS PJSC	535,486
6,217	Novatek PJSC Sponsored GDR (Registered)	844,102
18,300	Novolipetsk Steel PJSC	47,135
17,109	Novolipetsk Steel PJSC GDR	444,755
1,625	PhosAgro PJSC GDR (Registered)	24,687
633	Polyus PJSC	51,944
3,480	Polyus PJSC GDR (Registered)	139,131
12,882	QIWI Plc Sponsored ADR	216,675
188,280	Rostelecom PJSC	226,252
1,611	Rostelecom PJSC ADR	11,464
237,717	Sberbank of Russia Sponsored ADR	4,813,788
15,508	Severstal PJSC GDR (Registered)	251,215
36,637	Sistema PJSC FC Sponsored GDR (Registered)	157,111
134,700	Surgutneftegas OJSC	67,970
77,157	Surgutneftegas OJSC Sponsored ADR	381,327
1,240	Tatneft PAO	12,958
7,382	Tatneft PJSC Sponsored ADR	461,890
30,600	Yandex NV – Class A *	1,257,354

	Total Russia	20,034,302

	Singapore — 0.2%
71,700	CapitaLand Commercial Trust (REIT)	93,113
19,100	China Aviation Oil Singapore Corp Ltd	22,640
152,200	Frasers Centrepoint Trust (REIT)	254,330
120,300	Japfa Ltd	42,399
543,900	Mapletree Greater China Commercial Trust (REIT)	487,272
308,100	Mapletree Industrial Trust (REIT)	455,455
63,910	Mapletree Logistics Trust (REIT)	57,854

Shares	Description	Value ($)
	Singapore — continued
107,400	Parkway Life Real Estate Investment Trust	228,257
800	SATS Ltd	3,129
196,400	Venture Corp Ltd	4,049,420
741,300	Yangzijiang Shipbuilding Holdings Ltd	836,548
266,000	Yanlord Land Group Ltd	331,030

	Total Singapore	6,861,447

	South Africa — 1.7%
11,816	AECI Ltd	113,658
53,391	African Rainbow Minerals Ltd	544,349
74,735	Astral Foods Ltd	1,797,332
498,052	Aveng Ltd *	63,395
48,320	AVI Ltd	496,325
679,409	Barclays Africa Group Ltd	11,303,217
296,092	Barloworld Ltd	4,426,631
100,038	Bidvest Group Ltd (The)	1,894,388
1,417,033	Blue Label Telecoms Ltd	1,568,491
6,332	Brait SE *	24,076
4,765	Clicks Group Ltd	67,839
43,011	DataTec Ltd	90,796
254,239	Emira Property Fund Ltd (REIT)	339,729
88,289	FirstRand Ltd	548,093
7,015	Hyprop Investments Ltd (REIT)	64,147
16,386	KAP Industrial Holdings Ltd	12,073
163,616	Kumba Iron Ore Ltd	4,810,748
31,694	Lewis Group Ltd	108,271
338,574	Liberty Holdings Ltd	3,852,908
1,565,404	Merafe Resources Ltd	214,055
821,115	MMI Holdings Ltd	1,503,934
204,985	Mondi Ltd	5,337,660
17,674	Mr Price Group Ltd	421,327
689,813	Murray & Roberts Holdings Ltd	657,739
524,740	Nedbank Group Ltd	12,731,782
140,492	Raubex Group Ltd	269,587
239,623	Reunert Ltd	1,527,458
5,891	RMB Holdings Ltd	43,231
8,141	Sanlam Ltd	62,082
22,259	Santam Ltd	578,131
40,525	Shoprite Holdings Ltd	887,780
955,198	Standard Bank Group Ltd	17,516,791
37,251	Sun International Ltd *	210,495
31,272	Telkom SA SOC Ltd	136,203
20,217	Truworths International Ltd	172,059
27,884	Tsogo Sun Holdings Ltd	60,269
10,473	Vodacom Group Ltd	143,820
78,125	Wilson Bayly Holmes-Ovcon Ltd	1,138,247
13,681	Woolworths Holdings Ltd	75,399

	Total South Africa	75,814,515

30	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	South Korea — 1.8%
2,119	Aekyung Petrochemical Co Ltd	35,345
245	Amorepacific Group	28,426
68,408	BNK Financial Group Inc	705,361
4,067	CJ O Shopping Co Ltd	790,769
824	Com2uSCorp	123,526
475	Coway Co Ltd	37,807
97	Cuckoo Homesys Co Ltd *	15,944
22,126	Daishin Securities Co Ltd	298,435
22,144	Daou Data Corp	268,464
14,070	Daou Technology Inc	301,376
11,381	DB Insurance Co Ltd	727,403
14,738	DGB Financial Group Inc	168,226
983	Dongsuh Cos Inc	25,258
24,043	Dongwon Development Co Ltd	103,992
1,456	Douzone Bizon Co Ltd	74,333
9,817	E-MART Inc	2,759,720
27,607	Grand Korea Leisure Co Ltd	590,639
4,733	GS Home Shopping Inc	880,686
1,485	GS Retail Co Ltd	49,382
58,348	Hana Financial Group Inc	2,643,517
32	Hankook Shell Oil Co Ltd	10,684
21,796	Hankook Tire Co Ltd	1,190,357
16,201	Hankook Tire Worldwide Co Ltd	297,475
9,177	Hanon Systems	106,013
1,110	Hansol Paper Co Ltd	17,017
17,377	Hanwha Corp	709,543
300,789	Hanwha Life Insurance Co Ltd	1,859,731
9,775	Hyundai Corp	169,931
6,758	Hyundai Engineering & Construction Co Ltd	240,353
414	Hyundai Glovis Co Ltd	54,610
4,436	Hyundai Home Shopping Network Corp	451,884
10,462	Hyundai Hy Communications & Network Co Ltd	43,954
60,350	Hyundai Marine & Fire Insurance Co Ltd	2,297,871
3,842	Hyundai Mobis Co Ltd	808,494
24,748	Hyundai Motor Co	3,684,030
1,280	iMarketKorea Inc	12,152
364,687	Industrial Bank of Korea	5,769,614
2,479	Innocean Worldwide Inc	148,348
95,986	JB Financial Group Co Ltd	560,434
16,503	Kangwon Land Inc	440,045
112,779	KB Financial Group Inc	6,654,678
1,060	KEPCO Plant Service & Engineering Co Ltd	39,556
219,362	Kia Motors Corp	6,964,926
1,563	KISCO Corp	53,251
208	KIWOOM Securities Co Ltd	18,979
15,538	Korea Asset In Trust Co Ltd	97,586

Shares	Description	Value ($)
	South Korea — continued
7,679	Korea Real Estate Investment & Trust Co Ltd	20,924
766	Korea Zinc Co Ltd	361,488
18,338	Korean Reinsurance Co	201,184
2,000	KT Corp Sponsored ADR *	26,560
8,335	KT Hitel Co Ltd *	47,107
6,301	KT Skylife Co Ltd	75,687
12,646	KT&G Corp	1,166,200
27,927	Kwang Dong Pharmaceutical Co Ltd	260,822
14,392	Kwangju Bank	164,364
4,218	Kyobo Securities Co Ltd	40,600
26,550	LF Corp	714,377
21,303	LG Corp	1,697,826
55,474	LG Electronics Inc	5,101,580
30,912	LOTTE Himart Co Ltd	1,999,343
3,922	LS Industrial Systems Co Ltd	202,534
6,289	Meritz Financial Group Inc	91,070
6,194	Meritz Fire & Marine Insurance Co Ltd	130,467
24,359	Meritz Securities Co Ltd	109,415
297	Namyang Dairy Products Co Ltd	188,184
20,839	NHN Entertainment Corp *	1,510,110
40	Ottogi Corp	26,179
2,127	Posco Daewoo Corp	39,571
1,145	S&T Motiv Co Ltd	46,895
2,181	Samjin Pharmaceutical Co Ltd	83,225
5,593	Samsung Card Co Ltd	187,818
945	Samsung Electronics Co Ltd	2,053,550
1,514	Samsung Fire & Marine Insurance Co Ltd	404,204
421	Samsung Life Insurance Co Ltd	47,307
4,618	Samsung SDS Co Ltd	1,009,423
1,946	Samsung Securities Co Ltd	70,848
3,901	Seah Besteel Corp	102,631
4,977	SeAH Steel Corp	399,176
11,764	Seoyon E-Hwa Co Ltd	108,507
56,847	Shinhan Financial Group Co Ltd	2,470,661
899	Shinsegae Inc	284,023
818	Sindoh Co Ltd	50,249
505	SK Gas Ltd	43,748
5,023	SK Holdings Co Ltd	1,318,613
94,336	SK Hynix Inc	6,652,893
906	SK Innovation Co Ltd	170,560
2,733	SK Telecom Co Ltd	603,236
93,700	SK Telecom Co Ltd Sponsored ADR	2,281,595
17,498	SL Corp	387,983
1,272	Spigen Korea Co Ltd	57,688
39,258	Tongyang Life Insurance Co Ltd	260,592
2,651	Unid Co Ltd	112,876
250,423	Woori Bank	3,821,873

	Total South Korea	80,535,891

See accompanying notes to the financial statements.	31

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Spain — 0.3%
18,912	Ebro Foods SA	475,181
41,217	Endesa SA	865,250
667,511	Repsol SA	11,859,966

	Total Spain	13,200,397

	Sweden — 0.6%
33,973	Acando AB	121,049
4,587	Alfa Laval AB	110,186
3,173	Axfood AB	58,452
23,926	Bilia AB – A Shares	245,113
11,765	Bufab AB	160,761
24,301	Electrolux AB – Series B	797,801
1,768	Evolution Gaming Group AB	117,446
11,522	KappAhl AB	45,261
4,438	KNOW IT AB	90,671
1,025	NCC AB – B Shares	19,546
25,268	Nobina AB	167,931
7,609	Ratos AB – B Shares	30,748
480,081	Sandvik AB	8,887,491
56,935	SAS AB *	145,584
1,216	Securitas AB – B Shares	20,892
105,696	Svenska Cellulosa AB – Class B	1,047,448
10,437	Volvo AB – A Shares	196,577
738,306	Volvo AB – B Shares	13,881,569

	Total Sweden	26,144,526

	Switzerland — 0.9%
3,840	ALSO Holding AG (Registered) *	541,375
719	Autoneum Holding AG	228,740
340	Bell Food Group AG (Registered)	142,665
6,969	BKW AG	398,854
4,224	Bobst Group SA (Registered)	525,384
1,782	Bossard Holding AG (Registered) – A Shares	431,963
1,192	Bucher Industries AG (Registered)	500,568
640	Coltene Holding AG (Registered)	64,452
1,395	Comet Holding AG (Registered) *	205,415
44	Emmi AG (Registered) *	33,198
16,208	GAM Holding AG *	291,213
2,161	Georg Fischer AG (Registered)	3,163,376
108	Gurit Holding AG *	108,157
708	Inficon Holding AG (Registered) *	418,189
23	Intershop Holding AG	11,635
3,348	Kardex AG (Registered)	432,655
525	Kuehne & Nagel International AG (Registered)	85,661
50,274	Logitech International SA (Registered)	1,973,153
2,263	Lonza Group AG (Registered) *	573,352
3,000	Luxoft Holding Inc *	129,450
56,261	Nestle SA (Registered)	4,469,993

Shares	Description	Value ($)
	Switzerland — continued
47,602	Novartis AG (Registered)	3,971,043
2,116	Orior AG	169,523
29,269	Roche Holding AG	6,760,553
2,028	Roche Holding AG	477,907
744	Sika AG	6,101,057
9,696	Swiss Life Holding AG (Registered) *	3,501,449
27,814	Swiss Re AG	2,829,923

	Total Switzerland	38,540,903

	Taiwan — 2.6%
298,000	AcBel Polytech Inc	217,314
32,000	Actron Technology Corp	116,099
35,000	Advantech Co Ltd	257,375
23,000	Alpha Networks Inc	19,344
123,000	AmTRAN Technology Co Ltd	71,118
296,000	Ardentec Corp	352,156
502,000	Asia Vital Components Co Ltd	501,124
46,000	ASROCK Inc	124,919
254,000	Asustek Computer Inc	2,399,397
8,400	Aurora Corp	26,313
16,625	Casetek Holdings Ltd	54,005
106,000	Catcher Technology Co Ltd	1,257,709
266,000	Cathay Financial Holding Co Ltd	486,830
221,000	Chailease Holding Co Ltd	731,458
50,000	Channel Well Technology Co Ltd	54,842
211,000	Cheng Shin Rubber Industry Co Ltd	361,627
9,105	Chicony Electronics Co Ltd	22,250
131,110	Chicony Power Technology Co Ltd	265,641
110,000	Chin-Poon Industrial Co Ltd	204,743
322,000	China Motor Corp	294,880
209,600	China Synthetic Rubber Corp	351,944
6,000	Chlitina Holding Ltd	30,020
10,000	Chong Hong Construction Co Ltd	28,273
320,000	Chunghwa Telecom Co Ltd	1,197,972
5,000	Cleanaway Co Ltd	30,162
852,000	Compal Electronics Inc	578,512
499,000	Coretronic Corp	761,940
1,127,000	CTBC Financial Holding Co Ltd	814,600
60,000	CTCI Corp	92,063
96,000	Cyberlink Corp	209,594
146,000	Darfon Electronics Corp	145,915
5,000	Delta Electronics Inc	23,342
58,000	Dynapack International Technology Corp	83,335
4,040	Eclat Textile Co Ltd	42,361
721,000	Elan Microelectronics Corp	1,102,781
357,000	Elitegroup Computer Systems Co Ltd *	223,087
12,000	Everlight Electronics Co Ltd	18,794
210,000	Far EasTone Telecommunications Co Ltd	531,734

32	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Taiwan — continued
285,000	Farglory Land Development Co Ltd	315,259
62,000	Formosa Advanced Technologies Co Ltd	63,487
9,000	Formosa Chemicals & Fibre Corp	32,975
9,000	Formosa Petrochemical Corp	35,474
60,000	Formosa Plastics Corp	210,153
84,600	Formosan Rubber Group Inc	44,464
428,000	Foxconn Technology Co Ltd	1,142,504
4,233,000	Fubon Financial Holding Co Ltd	7,450,168
129,000	Gemtek Technology Corp	121,353
1,170,000	Gigabyte Technology Co Ltd	2,733,464
1,160,000	Grand Pacific Petrochemical	1,142,428
2,000	Grape King Bio Ltd	14,655
1,456,000	Great Wall Enterprise Co Ltd	1,681,732
79,000	Greatek Electronics Inc	151,551
43,000	Green Seal Holding Ltd	85,437
236,000	Highwealth Construction Corp	353,455
500,000	Holtek Semiconductor Inc	1,360,923
6,239,300	Hon Hai Precision Industry Co Ltd	18,384,813
59,000	Huaku Development Co Ltd	144,656
83,000	IEI Integration Corp	115,268
3,078,000	Inventec Corp	2,424,154
18,000	ITEQ Corp	46,216
16,000	King’s Town Bank Co Ltd	21,508
2,000	Kung Long Batteries Industrial Co Ltd	9,730
989,000	Lite-On Semiconductor Corp	1,325,759
869,000	Lite-On Technology Corp	1,228,062
205,000	Lotes Co Ltd	1,379,009
29,000	Makalot Industrial Co Ltd	134,593
886,005	Mercuries Life Insurance Co Ltd	478,636
8,000	Merida Industry Co Ltd	34,805
33,600	MIN AIK Technology Co Ltd	27,485
1,524,000	Mitac Holdings Corp	1,679,425
807,000	Nan Ya Plastics Corp	2,202,598
3,000	Nien Made Enterprise Co Ltd	29,230
236,000	Novatek Microelectronics Corp	1,016,270
406,000	Nuvoton Technology Corp	991,913
3,000	On-Bright Electronics, Inc.	26,915
901,105	OptoTech Corp	706,936
4,019,000	Pegatron Corp	10,104,353
420,000	Phison Electronics Corp	4,058,110
2,540,000	Pou Chen Corp	3,165,174
5,000	President Chain Store Corp	49,881
424,000	Quanta Computer Inc	859,415
21,000	Quanta Storage Inc	20,255
2,188,000	Radiant Opto-Electronics Corp	6,071,852
150,000	Realtek Semiconductor Corp	583,514
27,000	Rechi Precision Co Ltd	27,564
111,000	Ruentex Development Co Ltd *	120,542
307,000	Ruentex Industries Ltd *	534,715

Shares	Description	Value ($)
	Taiwan — continued
31,000	Sercomm Corp	89,095
173,000	Sheng Yu Steel Co Ltd	166,676
60,000	Shinkong Insurance Co Ltd	61,352
17,000	ShunSin Technology Holding Ltd	76,763
497,000	Sigurd Microelectronics Corp	615,621
114,800	Simplo Technology Co Ltd	719,742
9,000	Sinbon Electronics Co Ltd	24,517
30,000	Sinmag Equipment Corp	164,220
53,000	Sitronix Technology Corp	151,040
214,000	Soft-World International Corp	477,463
1,000	St Shine Optical Co Ltd	30,477
519,000	Sunonwealth Electric Machine Industry Co Ltd	885,484
1,936,000	Sunplus Technology Co Ltd	1,052,838
291,000	Syncmold Enterprise Corp	634,103
14,700	TaiDoc Technology Corp	47,744
245,000	Taiflex Scientific Co Ltd	402,262
26,000	Taiwan Fertilizer Co Ltd	34,414
8,000	Taiwan Mobile Co Ltd	29,307
13,000	Taiwan PCB Techvest Co Ltd	13,254
653,000	Taiwan Semiconductor Co Ltd	1,566,777
281,000	Taiwan Semiconductor Manufacturing Co Ltd	2,333,310
200,142	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	8,676,156
269,000	Taiwan Surface Mounting Technology Corp	268,978
7,000	Teco Electric and Machinery Co Ltd	6,280
21,000	Test Research Inc	39,588
32,000	Tong Hsing Electronic Industries Ltd	122,726
60,470	TOPBI International Holdings Ltd	214,942
299,485	Topco Scientific Co Ltd	839,858
24,000	Transcend Information Inc	69,113
576,000	Tripod Technology Corp	1,885,550
22,000	TXC Corp	29,530
733,000	Uni-President Enterprises Corp	1,716,171
112,000	United Integrated Services Co Ltd	220,544
73,000	Well Shin Technology Co Ltd	136,508
6,062,312	Winbond Electronics Corp	4,046,695
17,505	Wistron NeWeb Corp	48,442
160,000	WPG Holdings Ltd	203,767
15,000	Xxentria Technology Materials Corp	32,248
56,000	Yuanta Financial Holding Co Ltd	24,841
102,000	Yungtay Engineering Co Ltd	206,435
6,000	Zeng Hsing Industrial Co Ltd	25,861

	Total Taiwan	117,419,103

	Thailand — 1.0%
229,200	Advanced Info Service Pcl NVDR	1,442,172
97,700	Airports of Thailand Pcl NVDR	219,017

See accompanying notes to the financial statements.	33

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Thailand — continued
306,400	Amata Corp Pcl NVDR	245,300
285,500	AP Thailand Pcl NVDR	76,127
330,200	Bangchak Petroleum Pcl NVDR	424,277
16,200	Bangkok Bank Pcl (Foreign Registered) (a)	118,175
33,000	Bangkok Bank Pcl NVDR	220,849
87,200	Bangkok Dusit Medical Services Pcl NVDR	61,271
179,300	Banpu Pcl NVDR	133,505
8,700	Bumrungrad Hospital Pcl NVDR	56,972
111,800	Central Pattana Pcl NVDR	299,587
164,900	GFPT Pcl (Foreign Registered)	68,468
272,700	GFPT Pcl NVDR	113,228
91,200	Glow Energy Pcl NVDR	245,402
57,900	Hana Microelectronics Pcl NVDR	75,851
1,933,100	Indorama Ventures Pcl NVDR	3,310,195
183,800	Intouch Holdings Pcl NVDR	332,777
83,600	Kasikornbank Pcl NVDR	614,415
28,700	KCE Electronics Pcl NVDR	63,852
203,200	Kiatnakin Bank Pcl NVDR	503,070
545,100	Krung Thai Bank Pcl NVDR	350,973
1,144,900	Land & Houses Pcl NVDR	401,380
310,900	LPN Development Pcl NVDR	101,924
37,200	Malee Group Pcl (Foreign Registered)	27,239
86,200	MC Group Pcl NVDR	35,288
99,700	Mega Lifesciences Pcl (Foreign Registered)	140,949
304,700	Mega Lifesciences Pcl NVDR	430,763
35,000	Minor International Pcl NVDR	44,950
125,900	Pruksa Holding Pcl NVDR	94,408
1,485,000	PTT Exploration & Production Pcl NVDR	5,408,932
782,200	PTT Global Chemical Pcl NVDR	2,458,640
167,500	PTT Pcl (Foreign Registered)	3,004,787
310,300	PTT Pcl NVDR	5,566,481
1,422,700	Quality Houses Pcl NVDR	134,896
71,000	Ratchaburi Electricity Generating Holding Pcl NVDR	120,293
8,721,100	Sansiri Pcl NVDR	535,876
84,600	Siam Cement Pcl (The) (Foreign Registered)	1,317,577
80,300	Siam Cement Pcl (The) NVDR	1,250,608
131,100	Siam Commercial Bank Pcl (The) NVDR	618,915
122,900	Siamgas & Petrochemicals Pcl NVDR	120,658
32,900	Sino-Thai Engineering & Construction Pcl NVDR	20,900
241,800	Sri Trang Agro-Industry Pcl NVDR	86,697
1,722,400	Star Petroleum Refining Pcl NVDR	966,768
169,300	STP & I Pcl NVDR	27,139
369,300	Supalai Pcl NVDR	270,730

Shares	Description	Value ($)
	Thailand — continued
12,127,500	Thai Beverage Pcl	7,635,633
213,700	Thai Oil Pcl (Foreign Registered)	698,676
121,200	Thai Oil Pcl NVDR	396,254
52,600	Thai Vegetable Oil Pcl NVDR	52,655
835,700	Thanachart Capital Pcl (Foreign Registered)	1,479,329
310,900	Thanachart Capital Pcl NVDR	550,345
62,600	Tipco Asphalt Pcl NVDR	39,572
14,800	Tisco Financial Group Pcl NVDR	41,549
15,400	Total Access Communication Pcl NVDR	22,301
283,100	TTW Pcl NVDR	119,903
502,900	WHA Corp Pcl NVDR	65,817

	Total Thailand	43,264,315

	Turkey — 0.7%
96,423	Adana Cimento Sanayii TAS – Class C	26,316
66,217	Akbank Turk AS	183,940
2,683	Arcelik AS	13,348
11,566	BIM Birlesik Magazalar AS	227,805
37,572	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	41,126
1,862,002	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT)*	1,287,617
80,307	Enka Insaat ve Sanayi AS	115,918
2,215,667	Eregli Demir ve Celik Fabrikalari TAS	6,590,157
15,428	Ford Otomotiv Sanayi AS	253,613
84,686	Haci Omer Sabanci Holding AS	238,282
66,057	Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS *	86,656
815,656	KOC Holding AS	3,856,270
2,088	Koza Altin Isletmeleri AS *	17,917
3,678	Otokar Otomotiv Ve Savunma Sanayi AS	114,450
90,907	Selcuk Ecza Deposu Ticaret ve Sanayi AS	89,362
313,612	Soda Sanayii AS	416,880
3,050	TAV Havalimanlari Holding AS	18,535
34,112	Tekfen Holding AS	162,169
3,312	Tupras-Turkiye Petrol Rafineriler AS	101,649
342,688	Turkiye Garanti Bankasi AS	1,052,919
214,990	Turkiye Halk Bankasi AS	542,582
5,901,420	Turkiye Is Bankasi – Class C	11,711,536
210,684	Turkiye Sinai Kalkinma Bankasi AS	93,599
2,604,168	Turkiye Vakiflar Bankasi TAO – Class D	5,008,557
62,134	Yapi ve Kredi Bankasi AS *	77,421

	Total Turkey	32,328,624

	United Arab Emirates — 0.0%
114,502	Aldar Properties PJSC	67,150

34	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	United Arab Emirates — continued
310,129	DAMAC Properties Dubai Co PJSC	252,825
10,269	Emaar Properties PJSC	17,217
10,445	Emirates Telecommunications Group Co PJSC	48,852
204,758	RAK Properties PJSC	45,284

	Total United Arab Emirates	431,328

	United Kingdom — 2.1%
306,078	3i Group Plc	3,937,086
242,823	AstraZeneca Plc	15,893,306
3,900	AstraZeneca Plc	129,441
53,738	Barratt Developments Plc	397,144
9,934	Bellway Plc	423,456
103,302	Berkeley Group Holdings Plc (The)	5,466,933
984,056	BP Plc	6,396,125
281,142	British American Tobacco Plc	16,593,693
7,368	Centrica Plc	14,456
117,590	Coca-Cola HBC AG *	3,844,265
31,985	Computacenter Plc	483,806
8,500	Diageo Plc Sponsored ADR	1,152,940
155,337	Electrocomponents Plc	1,340,521
450,251	Ferrexpo Plc	1,924,392
256,156	Firstgroup Plc *	286,991
41,762	Galliford Try Plc	524,738
185,647	GlaxoSmithKline Plc	3,329,343
127,800	GlaxoSmithKline Plc Sponsored ADR	4,640,418
747	HSBC Holdings Plc	7,346
22,379	Hunting Plc *	185,544
19,845	IG Group Holdings Plc	220,189
113,383	Inchcape Plc	1,056,228
366,489	Indivior Plc *	1,903,116
15,182	Intermediate Capital Group Plc	219,621
31,721	Jupiter Fund Management Plc	222,121
6,529	Legal & General Group Plc	23,520
29,290	Lookers Plc	35,911
13,100	Mitie Group Plc	28,266
6,302	Morgan Sindall Group Plc	107,374
26,400	Nomad Foods Ltd *	432,696
281,757	Persimmon Plc	10,072,393
22,313	Plus500 Ltd	364,516
112,366	QinetiQ Group Plc	315,964
55,180	Reckitt Benckiser Group Plc	4,379,988
47,397	RPS Group Plc	147,952
100,154	Sage Group Plc (The)	949,667
18,842	Spectris Plc	704,130
20,712	SSP Group Plc	171,231
10,166	TUI AG	214,689
126,373	Unilever Plc	6,497,865
2,197	WH Smith Plc	61,194

	Total United Kingdom	95,100,575

Shares	Description	Value ($)
	United States — 5.4%
6,173	3M Co.	1,453,803
73,474	Abbott Laboratories	4,432,686
59,782	Accenture Plc – Class A	9,625,500
17,425	Alphabet, Inc. – Class C *	19,249,920
71,694	American Express Co.	6,990,882
19,804	Amphenol Corp. – Class A	1,809,888
14,081	Analog Devices, Inc.	1,269,402
24,569	Anthem, Inc.	5,783,051
97,685	Apple, Inc.	17,399,652
13,534	Becton Dickinson and Co.	3,004,819
161,484	Cisco Systems, Inc.	7,231,253
94,475	Coca-Cola Co. (The)	4,083,209
98,717	Cognizant Technology Solutions Corp. – Class A	8,096,768
34,867	Costco Wholesale Corp.	6,656,110
28,095	CVS Health Corp.	1,902,874
19,485	Eli Lilly & Co.	1,500,735
38,816	Emerson Electric Co.	2,758,265
19,510	Honeywell International, Inc.	2,948,156
7,297	Humana, Inc.	1,983,471
107,926	Johnson & Johnson	14,017,429
13,823	Mastercard, Inc. – Class A	2,429,530
105,411	Medtronic Plc	8,421,285
201,199	Microsoft Corp.	18,866,430
32,442	Monsanto Co.	4,002,370
1,300	Net 1 UEPS Technologies, Inc. *	13,325
339,159	Oracle Corp.	17,185,187
11,337	PepsiCo, Inc.	1,244,009
70,760	Pfizer, Inc.	2,569,296
37,036	Philip Morris International, Inc.	3,835,078
111,984	QUALCOMM, Inc.	7,278,960
41,784	Schlumberger Ltd.	2,742,702
18,370	Stryker Corp.	2,978,879
39,836	Teradata Corp. *	1,466,762
45,702	Texas Instruments, Inc.	4,951,812
94,474	TJX Cos., Inc. (The)	7,811,110
61,614	UnitedHealth Group, Inc.	13,934,622
41,169	United Technologies Corp.	5,547,111
127,784	US Bancorp	6,946,338
26,273	VF Corp.	1,959,178
119,785	Wells Fargo & Co.	6,996,642

	Total United States	243,378,499

	TOTAL COMMON STOCKS (COST $1,422,561,607)	1,683,256,559

See accompanying notes to the financial statements.	35

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	DEBT OBLIGATIONS — 24.4%

	United States — 24.4%
	Asset-Backed Securities — 3.5%
536,389	AccessLex Institute, Series 05-2, Class A3, Variable Rate, 3 mo. LIBOR + 0.18%, 2.08%, due 11/22/24	536,397
2,152,879	Acis CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.87%, 2.60%, due 04/18/24	2,153,996
413,060	AMMC CLO 21 Ltd., Series 17-21A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 2.63%, due 11/02/30	413,702
1,258,746	AMMC CLO XII Ltd., Series 13-12A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.46%, due 11/10/30	1,258,746
519,233	AMMC CLO XIII Ltd., Series 13-13A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.69%, due 07/24/29	520,910
966,822	AMMC CLO XIV Ltd., Series 14-14A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.70%, due 07/25/29	969,277
222,563	Anchorage Capital CLO 6 Ltd., Series 15-6A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.62%, due 07/15/30	222,949
260,880	Anchorage Capital CLO Ltd., Series 14-5RA, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.32%, due 01/15/30	260,878
580,186	Anchorage Capital CLO Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.37%, due 10/13/30	580,181
482,577	Apidos CLO X, Series 12-10A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.42%, 3.19%, due 10/30/22	482,905
956,560	Apidos CLO XII, Series 13-12A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.64%, due 04/15/31	958,846
6,119,175	Apidos CLO XV, Series 13-15A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.84%, due 10/20/25	6,127,840
737,223	Atlas Senior Loan Fund III Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.48%, due 11/17/27	737,221
309,225	Atlas Senior Loan Fund X Ltd., Series 18-10A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.36%, due 01/15/31	309,224
5,146,517	Atrium X, Series 10A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.67%, due 07/16/25	5,150,979
392,407	Avery Point III CLO Ltd., Series 13-3A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.85%, due 01/18/25	393,542

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
412,300	Babson CLO Ltd., Series 15-IA, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.55%, 2.28%, due 01/20/31	412,299
516,325	Bain Capital Credit CLO, Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.54%, due 07/20/30	516,320
1,174,885	Ballyrock CLO LLC, Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.18%, 3.06%, due 05/20/25	1,177,415
402,734	Benefit Street Partners CLO III Ltd., Series 13-IIIA, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 2.59%, due 07/20/29	403,192
232,500	Black Diamond CLO Ltd., Series 17-IA, Class X, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.36%, due 04/24/29	233,037
1,450,475	BlueMountain CLO Ltd., Series 13-3A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.89%, 2.65%, due 10/29/25	1,451,841
431,830	BlueMountain CLO Ltd., Series 14-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.26%, 3.03%, due 04/30/26	432,470
946,596	BlueMountain CLO Ltd., Series 13-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.39%, due 10/22/30	946,587
456,460	Brookside Mill CLO Ltd., Series 13-1A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.30%, due 01/17/28	456,456
1,649,200	Carlyle Global Market Strategies CLO Ltd., Series 13-2A, Class YR, 144A, Variable Rate, 3 mo. LIBOR + 0.50%, 2.23%, due 01/18/29	1,649,193
441,750	Carlyle US CLO Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.54%, due 07/20/31	442,084
180,042	Catamaran CLO Ltd., Series 12-1A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.19%, 2.82%, due 12/20/23	180,537
413,060	Catamaran CLO Ltd., Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.34%, due 04/22/30	413,056
1,342,445	CBAM Ltd., Series 17-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.70%, 2.07%, due 10/17/29	1,342,410
1,032,650	CBAM Ltd., Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.54%, due 07/20/30	1,033,047
2,065,300	CBAM Ltd., Series 17-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.19%, due 01/15/31	2,065,205
178,575	Cent CLO, Series 12-16A, Class A1AR, 144A, Variable Rate, 3 mo. LIBOR + 1.25%, 3.02%, due 08/01/24	178,918
662,862	Cent CLO, Series 13-17A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.30%, 3.07%, due 01/30/25	663,470

36	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
1,084,282	CIFC Funding II Ltd., Series 13-2A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.38%, due 10/18/30	1,084,273
520,800	CIFC Funding III Ltd., Series 17-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.54%, due 07/20/30	521,194
1,392,447	CIFC Funding IV Ltd., Series 17-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.13%, due 10/24/30	1,393,026
543,500	CIFC Funding Ltd., Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.39%, due 01/18/31	543,495
204,699	Citigroup Global Markets Mortgage Securities VII, Inc., Series 01-MMA, Class F4, 144A, 6.50%, due 02/18/34	205,663
732,375	Crown Point CLO Ltd., Series 18-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.88%, due 04/20/31	732,375
347,840	CVP Cascade CLO-1 Ltd., Series 13-CLO1, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.87%, due 01/16/26	347,976
1,008,192	Dryden 30 Senior Loan Fund, Series 13-30A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.44%, due 11/15/28	1,008,188
883,190	Dryden 31 Senior Loan Fund, Series 14-31A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.08%, 2.81%, due 04/18/26	884,064
3,338,173	Dryden XXVI Senior Loan Fund, Series 13-26A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.82%, due 07/15/25	3,340,453
309,795	Dryden XXVIII Senior Loan Fund, Series 13-28A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.59%, due 08/15/30	309,865
619,590	Elevation CLO Ltd., Series 14-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.00%, due 10/15/29	619,584
415,642	Galaxy XV CLO Ltd., Series 13-15A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.37%, due 10/15/30	417,304
1,167,460	Galaxy XX CLO Ltd., Series 15-20A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.34%, due 04/20/31	1,167,460
6,403,380	GCO Education Loan Funding Master Trust-II, Series 07-1A, Class A6L, 144A, Variable Rate, 3 mo. LIBOR + .11%, 2.05%, due 11/25/26	6,360,001
1,054,390	Goldentree Loan Management US CLO 2 Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.17%, due 11/28/30	1,054,371

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
115,634	GoldenTree Loan Opportunities VII Ltd., Series 13-7A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.90%, due 04/25/25	115,657
760,900	Goldentree Loan Opportunities XI Ltd., Series 15-11A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.33%, due 01/18/31	760,893
722,855	Greywolf CLO V Ltd., Series 15-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.40%, due 01/27/31	722,849
489,757	Halcyon Loan Advisors Funding Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.87%, due 04/15/25	490,011
742,140	Highbridge Loan Management Ltd., Series 6A-2015, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.49%, due 02/05/31	742,140
309,795	Highbridge Loan Management Ltd., Series 3A-2014, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.53%, due 07/18/29	310,026
361,428	Highbridge Loan Management Ltd., Series 13-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.39%, due 10/20/29	361,425
3,412,979	Higher Education Funding I, Series 05-1, Class A5, Variable Rate, 3 mo. LIBOR + 0.16%, 2.10%, due 02/25/32	3,403,544
859,320	ICG US CLO Ltd., Series 14-2A, Class XRR, 144A, Variable Rate, 3 mo. LIBOR + .55%, 2.77%, due 01/15/31	859,320
722,855	Jamestown CLO X Ltd., Series 17-10A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.37%, due 07/17/29	724,200
354,340	KeyCorp Student Loan Trust, Series 00-A, Class A2, Variable Rate, 3 mo. LIBOR + 0.32%, 2.26%, due 05/25/29	352,459
536,834	KeyCorp Student Loan Trust, Series 06-A, Class 2A4, Variable Rate, 3 mo. LIBOR + 0.31%, 1.98%, due 09/27/35	536,322
1,572,760	KeyCorp Student Loan Trust, Series 99-B, Class CTFS, Variable Rate, 3 mo. LIBOR + 0.90%, 2.84%, due 11/25/36	1,574,097
585,353	KeyCorp Student Loan Trust, Series 05-A, Class 2A4, Variable Rate, 3 mo. LIBOR + 0.34%, 2.01%, due 06/27/38	585,230
677,706	KeyCorp Student Loan Trust, Series 04-A, Class 2B, Variable Rate, 3 mo. LIBOR + 0.53%, 2.29%, due 01/27/42	677,774

See accompanying notes to the financial statements.	37

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
618,450	Kingsland VIII Ltd., Series 18-8A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.70%, 2.53%, due 04/20/31	618,450
489,150	KKR CLO Ltd., Series 9, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.67%, due 07/15/30	490,061
2,544	LB-UBS Commercial Mortgage Trust, Series 06-C1, Class AJ, Variable Rate, 5.28%, due 02/15/41	2,545
528,282	LCM XXV Ltd., Series 25A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.69%, due 07/20/30	529,852
5,888,931	Montana Higher Education Student Assistance Corp., Series 05-1, Class B, Variable Rate, 3 mo. LIBOR + 0.12%, 1.45%, due 06/20/30	5,870,146
619,590	Mountain View CLO LLC, Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.52%, due 01/16/31	619,661
761,117	Mountain View CLO Ltd., Series 13-1A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.46%, due 10/12/30	761,110
326,100	MP CLO III Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.39%, due 10/20/30	326,097
1,460,885	National Collegiate Student Loan Trust, Series 06-1, Class A4, Variable Rate, 1 mo. LIBOR + 0.25%, 1.87%, due 03/27/28	1,451,849
138,979	National Collegiate Student Loan Trust, Series 07-2, Class A2, Variable Rate, 1 mo. LIBOR + 0.13%, 1.75%, due 06/26/28	138,842
6,510,000	National Collegiate Student Loan Trust, Series 07-2, Class A3, Variable Rate, 1 mo. LIBOR + 0.23%, 1.85%, due 03/26/29	6,356,558
1,690,576	National Collegiate Student Loan Trust, Series 07-1, Class A3, Variable Rate, 1 mo. LIBOR + 0.24%, 1.86%, due 07/25/30	1,649,461
361,428	Neuberger Berman CLO XV, Series 13-15A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.37%, due 10/15/29	361,424
553,757	Neuberger Berman CLO XVII Ltd., Series 14-17A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.74%, due 04/22/29	555,027
637,735	Newcastle CDO V Ltd., Series 04-5A, Class 3, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.20%, due 12/24/39	636,624

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
4,372,469	NewMark Capital Funding CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.94%, 2.43%, due 06/02/25	4,373,344
1,318,936	NewMark Capital Funding CLO Ltd., Series 13-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.61%, due 06/02/25	1,319,731
81,375	Oaktree CLO, Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.72%, due 05/13/29	81,408
2,293,546	Ocean Trails CLO IV, Series 13-4A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.72%, due 08/13/25	2,293,938
412,300	Octagon Investment Partners XIV Ltd., Series 12-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.88%, 2.60%, due 07/15/19	412,761
344,579	Octagon Investment Partners XV Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.54%, due 07/19/30	344,912
759,500	Octagon Investment Partners XVII Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.58%, due 01/25/31	759,500
1,059,595	OFSI Fund V Ltd., Series 13-5A, Class A1LA, 144A, Variable Rate, 3 mo. LIBOR + 0.93%, 2.66%, due 04/17/25	1,059,917
309,795	OFSI Fund V Ltd., Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 2.57%, due 08/16/29	310,198
3,255,000	OFSI Fund VI Ltd., Series 14-6A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.38%, due 03/20/25	3,255,000
3,170,116	OFSI Fund VI Ltd., Series 14-6A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.03%, 2.75%, due 03/20/25	3,175,185
1,147,384	OHA Credit Partners Ltd., Series 13-8A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.86%, due 04/20/25	1,149,463
380,450	OHA Credit Partners XIV Ltd., Series 17-14A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.18%, due 01/21/30	380,443
795,141	OZLM Funding Ltd., Series 13-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.39%, due 10/22/30	795,133
394,581	OZLM XI Ltd., Series 15-11A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.52%, due 10/30/30	394,733
3,513,230	Palmer Square Loan Funding Ltd., Series 18-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.88%, due 04/15/26	3,513,230

38	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
1,017,730	Seneca Park CLO Ltd., Series 14-1A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.85%, due 07/17/26	1,018,966
516,325	Shackleton CLO Ltd., Series 13-3A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.32%, due 07/15/30	516,312
5,789,336	SLC Student Loan Trust, Series 08-2, Class A3, Variable Rate, 3 mo. LIBOR + .65%, 2.24%, due 09/15/18	5,789,346
4,857,561	SLM Private Credit Student Loan Trust, Series 07-A, Class A3, Variable Rate, 3 mo. LIBOR + 0.17%, 1.76%, due 12/15/26	4,853,327
1,148,767	SLM Private Education Loan Trust, Series 14-A, Class A2B, 144A, Variable Rate, 1 mo. LIBOR + 1.15%, 2.74%, due 01/15/26	1,155,737
566,151	SLM Private Education Loan Trust, Series 11-A, Class A2, 144A, 4.37%, due 04/17/28	572,532
2,219,654	SLM Private Education Loan Trust, Series 11-A, Class A3, 144A, Variable Rate, 1 mo. LIBOR + 2.50%, 4.09%, due 01/15/43	2,293,021
3,011,907	SLM Private Education Loan Trust, Series 10-A, Class 2A, 144A, Variable Rate, 1 mo. LIBOR + 3.25%, 4.84%, due 05/16/44	3,094,485
1,034,090	SLM Private Education Loan Trust, Series 11-C, Class A2B, 144A, 4.54%, due 10/17/44	1,054,284
501,214	SLM Private Education Loan Trust, Series 12-C, Class A2, 144A, 3.31%, due 10/15/46	501,554
4,844,588	SLM Student Loan Trust, Series 07-6, Class A4, Variable Rate, 3 mo. LIBOR + 0.38%, 2.13%, due 10/25/24	4,848,347
1,770,540	SMB Private Education Loan Trust, Series 17-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 0.45%, 2.04%, due 06/17/24	1,772,639
124,731	South Carolina Student Loan Corp., Series 08-1, Class A3, Variable Rate, 3 mo. LIBOR + 0.75%, 2.23%, due 03/02/20	124,824
1,399,715	South Carolina Student Loan Corp., Series 05, Class A3, Variable Rate, 3 mo. LIBOR + 0.14%, 1.62%, due 12/01/23	1,394,928
1,433,140	Symphony CLO V Ltd., Series 07-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.47%, due 01/15/24	1,433,639
62,630	Symphony CLO VIII LP, Series 12-8A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.80%, due 01/09/23	62,692

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
513,608	TCI-Symphony CLO Ltd., Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.52%, due 07/15/30	514,050
309,795	Telos CLO, Series 13-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.73%, due 07/17/26	310,265
867,426	Telos CLO Ltd., Series 13-4A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.48%, due 01/17/30	867,417
180,381	THL Credit Wind River CLO Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.64%, due 07/20/30	180,700
743,508	THL Credit Wind River CLO Ltd., Series 17-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .60%, 2.48%, due 11/20/30	743,505
783,832	Tryon Park CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.84%, due 07/15/25	785,400
706,686	Velocity Commercial Capital Loan Trust, Series 15-1, Class AFL, 144A, Variable Rate, 1 mo. LIBOR + 2.43%, 4.05%, due 06/25/45	714,927
2,299,005	Voya CLO Ltd., Series 13-3A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.05%, 2.78%, due 01/18/26	2,299,695
542,141	Voya CLO Ltd., Series 17-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.54%, due 07/20/30	542,141
1,239,180	Voya CLO Ltd., Series 13-1A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.32%, due 10/15/30	1,239,169
330,448	Voya CLO Ltd., Series 16-1A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.32%, due 01/20/31	330,446
155,684	WhiteHorse VI Ltd., Series 12-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.20%, 2.98%, due 02/03/25	155,926
5,141,510	WhiteHorse VIII Ltd., Series 14-1A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.28%, due 05/01/26	5,146,549
225,476	Ziggurat CLO Ltd., Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.63%, due 04/17/29	225,759

	Total Asset-Backed Securities	155,809,554

	Mortgage Backed Securities — 0.1%
1,262,494	JP Morgan Chase Commercial Mortgage Securities Trust, Series 14-CBM, Class A, 144A, Variable Rate, 1 mo. LIBOR + 0.90%, 2.49%, due 10/15/29	1,262,493

See accompanying notes to the financial statements.	39

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	United States — continued
	Mortgage Backed Securities — continued
652,625	JP Morgan Chase Commercial Mortgage Securities Trust, Series 14-FL6, Class A, 144A, Variable Rate, 1 mo. LIBOR + 1.40%, 2.99%, due 11/15/31	652,966
392,308	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + 0.25%, 1.87%, due 02/25/30	383,816
146,487	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + 0.25%, 1.87%, due 09/25/30	146,174
139,131	Nationslink Funding Corp. Commercial Loan Pass Through Certificate, Series 99-LTL1, Class D, 144A, 6.45%, due 01/22/26	142,289

	Total Mortgage Backed Securities	2,587,738

	U.S. Government — 20.2%
10,416,592	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (b)	10,224,306
100,604,096	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (b)	100,023,013
101,250,771	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (b)	96,666,134
149,734,969	U.S. Treasury Inflation Indexed Bond, 0.38%, due 01/15/27 (b)	144,984,544
65,722,313	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/27 (b)	63,688,953
100,100,763	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (b)	109,535,233
50,818,100	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (b)	59,965,011
51,057,500	U.S. Treasury Note, 1.38%, due 09/30/19	50,389,365
55,958,000	U.S. Treasury Note, 1.50%, due 10/31/19	55,297,870
7,900,000	U.S. Treasury Note, USBM + 0.05%, 1.70%, due 10/31/19	7,904,952
45,000,000	U.S. Treasury Note, 1.75%, due 11/30/19	44,623,828
45,500,000	U.S. Treasury Note, 1.88%, due 12/31/19 (c)	45,197,852
61,591,500	U.S. Treasury Note, 2.00%, due 01/31/20	61,305,196
55,500,000	U.S. Treasury Note, 2.25%, due 02/29/20	55,489,160

	Total U.S. Government	905,295,417

	U.S. Government Agency — 0.6%
10,500,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR – 0.22%, 1.58%, due 11/09/18	10,499,530

Par Value† / Shares	Description	Value ($)
	United States — continued
	U.S. Government Agency — continued
3,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR – 0.24%, 1.27%, due 03/06/19	2,998,748
10,500,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR – 0.16%, 1.63%, due 02/07/20	10,495,271
181,563	Government National Mortgage Association, Series 12-H15, Class FA, Variable Rate, 1 mo. LIBOR + 0.45%, 2.01%, due 05/20/62	181,801
2,923,480	Government National Mortgage Association, Series 17-H12, Class FE, Variable Rate, 1 mo. LIBOR + 0.20%, 1.76%, due 06/20/66	2,922,183
1,149,833	Government National Mortgage Association, Series 17-H05, Class FJ, Variable Rate, 1 mo. LIBOR + 0.27%, 1.83%, due 01/20/67	1,150,000
1,437,167	Government National Mortgage Association, Series 17-H13, Class FJ, Variable Rate, 1 mo. LIBOR + 0.20%, 1.76%, due 05/20/67	1,437,555

	Total U.S. Government Agency	29,685,088

	Total United States	1,093,377,797

	TOTAL DEBT OBLIGATIONS (COST $1,105,552,879)	1,093,377,797

	PREFERRED STOCKS (d) — 1.3%

	Brazil — 0.7%
62,500	Banco do Estado do Rio Grande do Sul SA – Class B	349,372
447,400	Braskem SA – Class A	6,399,106
283,300	Centrais Eletricas Brasileiras SA – Class B	2,434,343
2,700	Cia Brasileira de Distribuicao	56,954
14,200	Cia de Saneamento do Parana	45,177
302,460	Itau Unibanco Holding SA	4,693,072
264,700	Itau Unibanco Holding SA Sponsored ADR	4,121,379
2,907,097	Itausa – Investimentos Itau SA	11,746,932
556,000	Metalurgica Gerdau SA	1,349,373
268,500	Oi SA *	314,238

	Total Brazil	31,509,946

	Colombia — 0.0%
4,600	Bancolombia SA Sponsored ADR	194,028
53,372	Grupo Aval Acciones y Valores SA	23,097

	Total Colombia	217,125

	Germany — 0.1%
13,184	Bayerische Motoren Werke AG	1,190,530
2,217	Draegerwerk AG & Co KGaA	226,786

40	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Germany — continued
1,256	Jungheinrich AG	61,138
7,690	Volkswagen AG	1,496,001

	Total Germany	2,974,455

	Russia — 0.0%
1,793	Bashneft PJSC	51,233
398,800	Sberbank of Russia PJSC	1,591,029
37	Transneft PJSC	120,922

	Total Russia	1,763,184

	South Korea — 0.5%
1,665	Hyundai Motor Co	137,542
25,809	Hyundai Motor Co 2nd Preference	2,316,109
34,862	LG Electronics Inc	1,324,255
8,258	Samsung Electronics Co Ltd	15,169,878
1,854	Samsung Electronics Co Ltd GDR (Registered)	1,682,043

	Total South Korea	20,629,827

	Taiwan — 0.0%
14,463	CTBC Financial Holding Co Ltd *	30,119

	TOTAL PREFERRED STOCKS (COST $38,973,985)	57,124,656

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
68,320	Itausa – Investimentos Itau SA Rights, Expires 4/05/18 (e) *	113,625

	Chile — 0.0%
79,108	Enel Chile SA, Expires 3/19/18 *	1

	Thailand — 0.0%
48,800	Supalai Pcl Rights, Expires 10/19/18 *	29,868
74,250	Supalai Public Co Rights, Expires 10/19/18 *	45,652

	Total Thailand	75,520

	TOTAL RIGHTS/WARRANTS (COST $60,200)	189,146

	INVESTMENT FUNDS — 0.0%

	United States — 0.0%
13,504	iShares MSCI Emerging Markets ETF	648,462

	TOTAL INVESTMENT FUNDS (COST $661,208)	648,462

Shares / Par Value†		Description	Value ($)
		MUTUAL FUNDS — 31.8%

		United States — 31.8%
		Affiliated Issuers — 31.8%
	4,661,724	GMO Emerging Country Debt Fund, Class IV	133,185,460
	15,754,451	GMO Emerging Markets Fund, Class VI	569,680,947
	8,239,477	GMO Opportunistic Income Fund, Class VI	217,604,583
	5,803,937	GMO SGM Major Markets Fund, Class VI	184,449,116
	12,805,496	GMO Special Opportunities Fund, Class VI	323,594,896

		TOTAL MUTUAL FUNDS (COST $1,214,411,315)	1,428,515,002

		SHORT-TERM INVESTMENTS — 5.8%

		Foreign Government Obligation — 1.9%
JPY	1,445,000,000	Japan Treasury Discount Bill, Zero Coupon, due 04/23/18	13,545,770
JPY	2,840,000,000	Japan Treasury Discount Bill, Zero Coupon, due 05/14/18	26,626,128
JPY	1,900,000,000	Japan Treasury Discount Bill, Zero Coupon, due 03/19/18	17,808,607
JPY	560,000,000	Japan Treasury Discount Bill, Zero Coupon, due 03/26/18	5,248,952
JPY	1,465,000,000	Japan Treasury Discount Bill, Zero Coupon, due 04/09/18	13,732,334
JPY	800,000,000	Japan Treasury Discount Bill, Zero Coupon, due 05/21/18	7,500,670

		TOTAL FOREIGN GOVERNMENT OBLIGATION (COST $81,239,493)	84,462,461

		Money Market Funds — 0.1%
	7,380,562	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (f)	7,380,562

		Repurchase Agreements — 2.7%
	119,737,426	Daiwa Capital Markets America Inc. Repurchase Agreement, dated 02/28/18, maturing on 03/01/18 with a maturity value of $119,742,082 and an effective yield of 1.40%, collateralized by a U.S. Treasury Note with maturity date 02/15/20 and a market value of $122,216,205.	119,737,426

		U.S. Government — 1.0%
	11,725,000	U.S. Treasury Bill, 1.80%, due 08/23/18 (g)	11,622,976
	24,630,000	U.S. Treasury Note, 0.75%, due 10/31/18 (c)	24,430,843

See accompanying notes to the financial statements.	41

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	U.S. Government — continued
9,775,000	U.S. Treasury Note, 1.38%, due 11/30/18	9,728,798

	Total U.S. Government	45,782,617

	U.S. Government Agency — 0.1%
3,000,000	Federal Home Loan Bank Discount Notes, Zero Coupon, due 07/02/18	2,981,550

	TOTAL SHORT-TERM INVESTMENTS (COST $257,225,069)	260,344,616

	TOTAL INVESTMENTS — 100.8% (Cost $4,039,446,263)	4,523,456,238
	Other Assets and Liabilities (net) — (0.8%)	(36,967,303)

	TOTAL NET ASSETS — 100.0%	$4,486,488,935

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Forward Currency Contracts

Settlement Date	Counter party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/19/2018	MSCI	JPY	1,900,000,000	USD	16,836,061	$(992,500)
03/26/2018	CITI	JPY	560,000,000	USD	5,021,031	(236,660)
04/09/2018	GS	JPY	1,465,000,000	USD	12,995,377	(773,141)
04/23/2018	MSCI	JPY	1,445,000,000	USD	13,061,116	(531,839)
05/14/2018	MSCI	JPY	2,840,000,000	USD	26,045,010	(706,912)
05/21/2018	MSCI	JPY	800,000,000	USD	7,493,695	(45,457)

						$(3,286,509)

Reverse Repurchase Agreements

Average balance outstanding	$(62,942,589)
Average interest rate	(0.24)%
Maximum balance outstanding	$(74,914,958)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the year.

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
120	Mini MSCI Emerging Markets	March 2018	$7,098,000	$401,740

Sales
1,887	S&P 500 E-Mini	March 2018	$256,103,640	$2,898,576

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

42	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2018

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(d)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(e)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(f)	The rate disclosed is the 7 day net yield as of February 28, 2018.

(g)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 112.

See accompanying notes to the financial statements.	43

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Asset Allocation Fund returned +12.04% (net) for the fiscal year ended February 28, 2018, as compared with +12.15% for the Fund’s benchmark, the GMO Global Asset Allocation Index (65% MSCI ACWI and 35% Bloomberg Barclays U.S. Aggregate Index).

The Fund’s underweight in equities, compared to the benchmark, detracted from relative performance. Within equities, the overweighting to emerging markets and the underweighting to the U.S. helped relative performance. Stock selection within equities was additive for developed ex-U.S. markets and was also positive in the U.S., due to our allocation to Quality. Stock selection in emerging markets was challenging as it was a particularly difficult year for valuation-driven investing. The Fund’s exposure to alternative strategies detracted from relative performance, as they significantly underperformed the very strong returns generated by equity markets. The underweighting to fixed income was beneficial to performance as the asset class did relatively poorly, and the Fund also enjoyed decent outperformance within fixed income, driven primarily by emerging market debt and asset backed securities. Our exposure to cash/cash plus detracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

44

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Asset Allocation Fund Class III Shares, the GMO Global Asset Allocation Index,

MSCI ACWI and Bloomberg Barclays U.S. Aggregate Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .15% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The GMO Global Asset Allocation Index is comprised of 48.75% S&P 500 Index, 16.25% MSCI ACWI ex USA and 35% Bloomberg Barclays U.S. Aggregate Index through 3/31/2007, and 65% MSCI ACWI (All CountryWorld Index) and 35% Bloomberg Barclays U.S. Aggregate Index thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

45

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	56.3%
Debt Obligations	29.7
Short-Term Investments	15.3
Mutual Funds	1.6
Preferred Stocks	0.8
Investment Funds	0.3
Loan Participations	0.0	^
Rights/Warrants	0.0	^
Swap Contracts	0.0	^
Purchased Options	0.0	^
Loan Assignments	0.0	^
Written/Credit Linked Options	(0.0	)^
Futures Contracts	(0.1)
Forward Currency Contracts	(0.1)
Securities Sold Short	(0.3)
Other	(3.5)

	100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	17.9%
Other Emerging	2.2	†
Euro Region	0.0	^#
Other Developed	(0.5	)‡

	19.6%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
United States	14.9%
Other Emerging	8.1	†
Japan	5.8
Other Developed	5.0	‡
Taiwan	4.5
United Kingdom	3.4
Germany	2.7
France	2.7
Russia	2.4
South Korea	2.4
Thailand	1.7
Switzerland	1.3
Hong Kong	1.0
Euro Region	0.0	^#

	55.9%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”), except for GMO Alpha Only Fund. Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security. The tables are not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

#	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

^	Rounds to 0.0%.

46

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
3,436,356	GMO Alpha Only Fund, Class IV	74,946,917
18,127,944	GMO Asset Allocation Bond Fund, Class VI	399,177,319
11,897,741	GMO Core Plus Bond Fund, Class IV	249,614,612
1,943,671	GMO Emerging Country Debt Fund, Class IV	55,530,671
12,934,678	GMO Emerging Markets Fund, Class VI	467,717,958
21,750,478	GMO International Equity Fund, Class IV	519,183,914
1,848,284	GMO Opportunistic Income Fund, Class VI	48,813,182
7,097,791	GMO Quality Fund, Class VI	178,367,480
2,319,581	GMO Risk Premium Fund, Class VI	62,350,340
2,314,886	GMO SGM Major Markets Fund, Class VI	73,567,091
11,685,746	GMO U.S. Equity Allocation Fund, Class VI	178,908,774
6,689,893	GMO U.S. Treasury Fund	167,046,625

	TOTAL MUTUAL FUNDS (COST $2,388,255,464)	2,475,224,883

	DEBT OBLIGATIONS — 0.0%

	Asset-Backed Securities — 0.0%
32,873	ACE Securities Corp., Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .28%, 1.84%, due 02/25/36 ◆	18,460
27,548	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .50%, 2.06%, due 10/25/34 ◆	25,742
22,899	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.88%, due 02/26/34	21,777

	Total Asset-Backed Securities	65,979

	TOTAL DEBT OBLIGATIONS (COST $58,083)	65,979

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
353,500	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (a)	353,500

	TOTAL SHORT-TERM INVESTMENTS (COST $353,500)	353,500

	TOTAL INVESTMENTS — 100.0% (Cost $2,388,667,047)	2,475,644,362
	Other Assets and Liabilities (net) — (0.0%)	(39,805)

	TOTAL NET ASSETS — 100.0%	$2,475,604,557

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

◆	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 112.

See accompanying notes to the financial statements.	47

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Developed Equity Allocation Fund returned +20.39% (net) for the fiscal year ended February 28, 2018, as compared with +17.36% for the Fund’s benchmark, the MSCI World Index.

The Fund’s exposure to emerging markets was the largest positive contributor to performance relative to the benchmark. The Fund also benefitted from being underweight the U.S. and Canada. The Fund’s modest cash holdings were a drag on relative performance given the strong returns generated by equities. Stock selection detracted from relative performance in the U.K., Japan, and emerging markets (where it was a particularly difficult year for valuation-driven investing), but this was more than compensated by excellent stock selection results in the U.S. and Germany.

Allocation between sectors proved additive, driven primarily by an overweight position in Information Technology. Stock selection within sectors also added value, with a positive outcome in every sector except Information Technology. Top stock detractors included having no exposure to (the strongly performing) Amazon and Boeing, as well as an overweight position in GlaxoSmithKline. Top stock contributors included having no exposure to General Electric Company, as well as overweight positions in Deutsche Lufthansa and Fiat Chrysler.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. Specific securities referenced were either held directly or indirectly through underlying funds.

48

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Developed Equity Allocation Fund Class III Shares and the MSCI World Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .08% on the purchase and .08% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

49

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.3%
Short-Term Investments	1.5
Preferred Stocks	0.6
Investment Funds	0.2
Futures Contracts	0.0	^
Swap Contracts	0.0	^
Rights/Warrants	0.0	^
Other	0.4

	100.0%

Country/Region Summary¤	% of Investments
United States	40.4%
Japan	12.8
United Kingdom	7.6
Germany	6.0
France	6.0
Other Emerging	3.4	†
Switzerland	2.9
Taiwan	2.9
Italy	2.4
Hong Kong	2.3
China	2.1
Other Developed	2.0	‡
Australia	1.8
Sweden	1.6
Norway	1.6
Netherlands	1.5
South Korea	1.4
Russia	1.3

	100%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

50

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,299,530	GMO Emerging Markets Fund, Class VI	46,991,022
9,106,820	GMO International Equity Fund, Class IV	217,379,783
4,090,196	GMO Quality Fund, Class VI	102,786,624
6,661,313	GMO U.S. Equity Allocation Fund, Class VI	101,984,701

	TOTAL MUTUAL FUNDS (COST $412,488,926)	469,142,130

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
201,846	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (a)	201,846

	TOTAL SHORT-TERM INVESTMENTS (COST $201,846)	201,846

	TOTAL INVESTMENTS — 100.0% (Cost $412,690,772)	469,343,976
	Other Assets and Liabilities (net) — (0.0%)	(61,154)

	TOTAL NET ASSETS — 100.0%	$469,282,822

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 112.

See accompanying notes to the financial statements.	51

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Equity Allocation Fund returned +21.06% (net) for the fiscal year ended February 28, 2018, as compared with +18.79% for the Fund’s benchmark, the MSCI All Country World Index (“ACWI”).

The Fund’s exposure to emerging markets was the largest positive contributor to performance relative to the benchmark. The Fund also benefitted from being underweight the U.S. and Canada. The Fund’s very modest cash holdings were a marginal drag on relative performance, given the strong returns generated by equities. Stock selection detracted from relative performance in the UK, Japan, and emerging markets (where it was a particularly difficult year for valuation-driven investing), but this was compensated by excellent stock selection results in the U.S. and Germany.

Allocation between sectors proved additive, driven primarily by an overweight position in Information Technology and also helped by underweight positions in Energy and Consumer Staples. Stock selection within sectors also added value, with a positive outcome in every sector except Information Technology. Top stock detractors included having no exposure to (the strongly performing) Amazon and Boeing, as well as an overweight position in GlaxoSmithKline. Top stock contributors included having no exposure to General Electric Company, as well as overweight positions in Deutsche Lufthansa and Fiat Chrysler.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. Specific securities referenced were either held directly or indirectly through underlying funds.

52

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Equity Allocation Fund Class III Shares, the MSCI ACWI + and the MSCI ACWI

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .18% on the purchase and .18% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The MSCI ACWI + represents 75% S&P 500 Index and 25% MSCI ACWI ex-USA prior to May 30, 2008 and MSCI ACWI thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

53

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	96.4%
Short-Term Investments	1.6
Preferred Stocks	1.1
Investment Funds	0.4
Futures Contracts	0.1
Swap Contracts	0.0	^
Rights/Warrants	0.0	^
Other	0.4

	100.0%

Country/Region Summary¤	% of Investments
United States	32.6%
Japan	10.5
Taiwan	6.6
United Kingdom	6.3
China	5.5
Germany	5.0
France	4.9
Other Emerging	4.0	†
South Korea	3.5
Russia	3.4
Switzerland	2.4
Thailand	2.3
Italy	2.0
Hong Kong	1.9
Other Developed	1.6	‡
Australia	1.5
Sweden	1.3
Norway	1.3
Netherlands	1.2
India	1.1
Turkey	1.1

	100.0%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

54

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
16,830,027	GMO Emerging Markets Fund, Class VI	608,573,770
37,571,486	GMO International Equity Fund, Class IV	896,831,372
16,426,866	GMO Quality Fund, Class VI	412,807,154
26,779,462	GMO U.S. Equity Allocation Fund, Class VI	409,993,568

	TOTAL MUTUAL FUNDS (COST $2,148,942,887)	2,328,205,864

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
807,905	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (a)	807,905

	TOTAL SHORT-TERM INVESTMENTS (COST $807,905)	807,905

	TOTAL INVESTMENTS — 100.0% (Cost $2,149,750,792)	2,329,013,769
	Other Assets and Liabilities (net) — (0.0%)	(93,139)

	TOTAL NET ASSETS — 100.0%	$2,328,920,630

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 112.

See accompanying notes to the financial statements.	55

GMO Implementation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC. Allocations among asset classes are made by the Asset Allocation team and specific security selection is primarily handled by other GMO investment teams in collaboration with the Asset Allocation team. For example, the Global Equity team selects equity securities within GMO Implementation Fund.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the Consumer Price Index (“CPI”) is included for comparative purposes only.

GMO Implementation Fund returned +11.12% (net) for the fiscal year ended February 28, 2018, as compared with +2.11% for the CPI.

The Fund’s exposure to equities, particularly in emerging markets, was the primary driver of the strong performance. Despite U.S. TIPS delivering a negative return, the Fund’s exposure to fixed income also contributed to performance — with distressed debt being most noteworthy. Alternative strategies had a minimal positive impact on performance, as did cash and short duration bond holdings.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

56

GMO Implementation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Implementation Fund, the Consumer Price Index and Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .20% on the purchase and .20% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

57

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary (a)

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	57.2%
Debt Obligations	33.8
Short-Term Investments	7.2
Preferred Stocks	1.5
Mutual Funds	0.7
Futures Contracts	0.2
Investment Funds	0.1
Purchased Options	0.0 ^
Rights/Warrants	0.0 ^
Repurchase Agreements	0.0 ^
Swap Contracts	0.0 ^
Written Options	(0.1)
Forward Currency Contracts	(0.2)
Securities Sold Short	(1.6)
Other	1.2

100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	15.3%
Other Emerging	0.0 ^†
Euro Region	0.0 ^§
Other Developed	(0.1)‡
Australia	(1.7)
United Kingdom	(3.7)

9.8%

Country/Region Summary¤	Equity Investments % of Total Net Assets
United States	11.0%
China	6.8
Taiwan	6.0
Other Developed	4.8 ‡
South Korea	4.3
Japan	3.5
Russia	2.4
Thailand	2.4
United Kingdom	2.2
Germany	2.1
Other Emerging	2.0 †
India	2.0
South Africa	2.0
France	1.6
Brazil	1.4
Turkey	1.3
Netherlands	1.2
Switzerland	1.0

58.0%

Industry Group Summary	% of Equity Investments#
Banks	14.1%
Technology Hardware & Equipment	9.3
Materials	8.5
Software & Services	7.9
Capital Goods	6.7
Semiconductors & Semiconductor Equipment	6.2
Energy	5.8
Food, Beverage & Tobacco	4.6
Automobiles & Components	4.4
Telecommunication Services	4.3
Health Care Equipment & Services	3.5
Pharmaceuticals, Biotechnology & Life Sciences	3.5
Real Estate	3.2
Insurance	3.0
Diversified Financials	2.7
Consumer Durables & Apparel	2.7
Utilities	2.3
Transportation	1.8
Food & Staples Retailing	1.4
Retailing	1.3
Household & Personal Products	1.2
Media	0.7
Commercial & Professional Services	0.5
Consumer Services	0.4

100.0%

(a)	GMO Implementation SPC Ltd. is a 100% owned subsidiary of GMO Implementation Fund. As such, the holdings of GMO Implementation SPC Ltd. have been included with GMO Implementation Fund.

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security. The table is not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the table may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.

§	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

58

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	COMMON STOCKS — 57.2%

	Australia — 0.7%
137,358	Australian Pharmaceutical Industries Ltd	162,037
51,024	BWP Trust (REIT)	114,495
445,105	Caltex Australia Ltd	12,065,535
102,628	Charter Hall Group (REIT)	463,387
13,841	CIMIC Group Ltd	499,246
112,691	Codan Ltd	210,951
411,365	Costa Group Holdings Ltd	2,312,715
72,352	Credit Corp Group Ltd	1,178,984
265,437	CSR Ltd	1,056,130
10,133	Dexus (REIT)	72,730
2,000,446	Downer EDI Ltd	10,671,053
41,300	Elders Ltd	221,014
165,829	GDI Property Group	160,529
573,610	Genworth Mortgage Insurance Australia Ltd	1,115,598
553,329	Goodman Group (REIT)	3,498,903
27,911	Investa Office Fund (REIT)	91,204
34,706	Macquarie Group Ltd (REIT)	2,765,160
11,979	McMillan Shakespeare Ltd	162,500
408,287	Metcash Ltd	1,020,997
374,373	Mineral Resources Ltd	5,455,668
15,020	Monadelphous Group Ltd	190,497
128,794	Monash IVF Group Ltd	121,329
922,165	Nine Entertainment Co Holdings Ltd	1,627,641
170,289	NRW Holdings Ltd *	226,868
548,392	OZ Minerals Ltd	4,057,574
13,711	Sims Metal Management Ltd	183,216
298,897	Tassal Group Ltd	878,694
5,788	Virtus Health Ltd	25,775
3,664,900	Westfield Corp (REIT)	24,843,902

	Total Australia	75,454,332

	Austria — 0.2%
43,489	FACC AG *	1,130,536
306,283	OMV AG	17,414,717
23,033	POLYTEC Holding AG	491,258
112,327	voestalpine AG	6,479,937

	Total Austria	25,516,448

	Belgium — 0.0%
231,456	AGFA-Gevaert NV *	1,135,030
3,659	Barco NV	446,490
385	Groupe Bruxelles Lambert SA	43,957
11,671	UCB SA	964,098

	Total Belgium	2,589,575

	Brazil — 0.8%
1,673,600	AES Tiete Energia SA	5,850,306

Shares	Description	Value ($)
	Brazil — continued
115,673	Banco Bradesco SA	1,312,094
118,600	Banco BTG Pactual SA	841,585
651,400	Banco do Brasil SA	8,386,005
317,200	Banco Santander Brasil SA	3,592,178
2,377,300	Centrais Eletricas Brasileiras SA *	18,135,982
738,000	Cia de Saneamento Basico do Estado de Sao Paulo	8,557,609
334,800	EDP – Energias do Brasil SA	1,371,413
744,300	Engie Brasil Energia SA	8,974,513
311,300	Estacio Participacoes SA	3,250,199
177,300	Grendene SA	1,551,355
4,389,800	JBS SA	13,398,293
402,900	LPS Brasil Consultoria de Imoveis SA *	668,832
61,400	Multiplus SA	651,083
3,110,700	Rumo SA *	13,642,665
542,900	Transmissora Alianca de Energia Eletrica SA	3,427,716
265,300	Via Varejo SA	2,238,001

	Total Brazil	95,849,829

	Canada — 0.8%
139,500	AGF Management Ltd – Class B	747,943
251,100	Air Canada *	5,295,173
899,200	Alignvest Acquisition II Corp *	6,860,324
111,300	Bank of Nova Scotia (The)	6,895,535
23,100	Baytex Energy Corp *	58,905
97,100	Bird Construction Inc	671,951
56,248	BRP Inc Sub Voting	1,972,099
51,800	Canfor Corp *	1,223,953
11,800	Cogeco Inc	659,336
67,600	Empire Co Ltd	1,251,696
4,400	Industrial Alliance Insurance & Financial Services Inc	186,499
19,400	Labrador Iron Ore Royalty Corp	380,531
80,300	Magna International Inc	4,418,002
81,300	Manulife Financial Corp	1,547,952
388,700	Metro Inc	12,261,982
13,500	Morguard North American Residential Real Estate Investment Trust	139,713
15,100	Rocky Mountain Dealerships Inc	145,446
194,400	Rogers Sugar Inc	937,762
330,300	Royal Bank of Canada	26,020,906
32,900	Russel Metals Inc	755,582
5,600	Sierra Wireless Inc *	89,320
2,300	TMX Group Ltd	137,495
18,000	Toromont Industries Ltd	808,120
107,600	Toronto-Dominion Bank (The)	6,205,112
26,000	Transat AT Inc *	215,789
198,920	Transcontinental Inc – Class A	3,743,702

See accompanying notes to the financial statements.	59

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Canada — continued
9,100	Wajax Corp	159,704
148,100	West Fraser Timber Co Ltd	10,315,756
37,160	WestJet Airlines Ltd	748,586
7,600	Westshore Terminals Investment Corp	147,712

	Total Canada	95,002,586

	Chile — 0.0%
96,048	Empresa Nacional de Telecomunicaciones SA	1,115,318
11,212,040	Enel Chile SA	1,387,332

	Total Chile	2,502,650

	China — 7.3%
5,503,000	361 Degrees International Ltd	2,005,184
5,772,000	Agile Group Holdings Ltd	9,843,040
119,758,000	Agricultural Bank of China Ltd – Class H	65,801,083
119,900	Alibaba Group Holding Ltd Sponsored ADR *	22,318,186
4,603,500	Anhui Conch Cement Co Ltd – Class H	24,458,560
69,822,000	Bank of China Ltd – Class H	37,548,282
11,382,000	Bank of Communications Co Ltd – Class H	9,048,752
209,300	Changyou.com Ltd ADR *	5,923,190
6,811,000	China CITIC Bank Corp Ltd – Class H	4,925,182
3,000	China Communications Construction Co Ltd – Class H	3,335
22,028,000	China Communications Services Corp Ltd – Class H	13,022,047
57,024,000	China Construction Bank – Class H	58,467,412
2,697,000	China Everbright Bank Co Ltd – Class H	1,380,213
8,997,000	China Greenfresh Group Co Ltd	1,526,468
3,509,000	China Huarong Asset Management Co Ltd – Class H	1,583,559
176,000	China Jinmao Holdings Group Ltd	106,397
8,388,000	China Lesso Group Holdings Ltd	5,500,361
11,297,000	China Machinery Engineering Corp – Class H	6,814,466
4,681,000	China Mobile Ltd	43,594,282
21,322,000	China National Building Material Co Ltd – Class H	20,919,217
5,716,000	China National Materials Co Ltd – Class H	4,746,968
276,000	China Overseas Land & Investment Ltd	958,977
17,400	China Petroleum & Chemical Corp ADR	1,376,340
52,516,000	China Petroleum & Chemical Corp – Class H	41,680,414

Shares	Description	Value ($)
	China — continued
19,940,700	China Railway Construction Corp Ltd – Class H	21,339,895
4,128,000	China Resources Cement Holdings Ltd	3,161,363
158,000	China Resources Land Ltd	558,180
5,782,500	China Shenhua Energy Co Ltd – Class H	16,366,215
194,000	China Shineway Pharmaceutical Group Ltd	272,087
77,112,000	China Telecom Corp Ltd – Class H	33,621,971
9,400	China Yuchai International Ltd	210,654
2,708,000	Chongqing Rural Commercial Bank Co Ltd – Class H	2,180,810
144,570	CKH Food & Health Ltd *	112,279
416,000	Dah Chong Hong Holdings Ltd	205,205
133,000	Digital China Holdings Ltd *	74,949
26,000,000	Dongfeng Motor Group Co Ltd – Class H	32,673,258
4,050,000	Geely Automobile Holdings Ltd	12,994,697
2,904,000	Guangdong Investment Ltd	4,427,609
382,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd – Class H	1,033,063
9,697,200	Guangzhou R&F Properties Co Ltd – Class H	22,519,151
4,645,000	Haier Electronics Group Co Ltd *	15,823,021
2,205,100	Haitian International Holdings Ltd	6,754,946
4,353,700	Harbin Electric Co Ltd – Class H	1,757,924
996,000	Hi Sun Technology China Ltd *	205,644
1,593,000	Hisense Kelon Electrical Holdings Co Ltd – Class H	1,949,016
72,000	Hopson Development Holdings Ltd	67,914
746,000	Hua Hong Semiconductor Ltd	1,428,820
14,796,000	Huabao International Holdings Ltd	11,093,727
43,032,000	Industrial and Commercial Bank of China Ltd – Class H	36,686,486
4,344,000	Jiangsu Expressway Co Ltd – Class H	6,727,170
888,000	Ju Teng International Holdings Ltd	251,670
472,300	Jumei International Holding Ltd ADR *	1,346,055
3,953,500	Kingboard Chemical Holdings Ltd	19,868,709
3,357,000	Kingboard Laminates Holdings Ltd	5,831,208
2,755,000	Lee & Man Paper Manufacturing Ltd	3,112,893
107,000	Legend Holdings Corp – Class H	364,896
575,800	Livzon Pharmaceutical Group Inc – Class H	4,280,411
3,303,000	Longfor Properties Co Ltd	9,484,102
16,459,000	Lonking Holdings Ltd	6,816,706
700	Momo Inc Sponsored ADR *	23,135
2,500	NetEase Inc ADR	733,375
979,000	Nexteer Automotive Group Ltd *	2,160,995

60	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	China — continued
1,515,000	PAX Global Technology Ltd	751,234
8,762,000	PICC Property & Casualty Co Ltd – Class H	17,185,572
4,334,000	Postal Savings Bank of China Co Ltd – Class H	2,660,125
2,234,000	Powerlong Real Estate Holdings Ltd	1,113,733
94,000	Shandong Chenming Paper Holdings Ltd – Class H	159,491
1,536,000	Shandong Weigao Group Medical Polymer Co Ltd – Class H	1,047,372
2,595,000	Shanghai Industrial Holdings Ltd	7,223,155
4,689,000	Shanghai Pharmaceuticals Holding Co Ltd – Class H	11,735,387
1,912,000	Shenzhen Expressway Co Ltd – Class H	1,922,845
6,429,000	Shimao Property Holdings Ltd	15,842,843
14,400	SINA Corp *	1,683,792
791,000	Sino Biopharmaceutical Ltd	1,482,102
346,000	Sinofert Holdings Ltd *	48,700
1,058,000	Sino-Ocean Group Holding Ltd	745,354
1,874,000	Sinopec Engineering Group Co Ltd – Class H	1,816,037
3,205,500	Sinotruk Hong Kong Ltd	4,065,967
47,250	Sohu.com, Inc. *	1,589,963
1,340,000	SSY Group Ltd.	1,013,153
617,300	Tencent Holdings Ltd	33,771,567
1,631,000	Texhong Textile Group Ltd	2,125,167
708,000	Tianjin Development Holdings Ltd	321,367
988,000	Tianjin Port Development Holdings Ltd *	143,266
1,512,000	Tianneng Power International Ltd	1,494,229
6,153,000	TravelSky Technology Ltd – Class H	19,453,293
14,010,000	Want Want China Holdings Ltd	11,762,213
9,794,000	Weichai Power Co Ltd – Class H	10,918,316
4,354,500	XTEP International Holdings Ltd	1,925,548
2,986,000	Yadea Group Holdings Ltd	1,026,172
12,014,000	Yuzhou Properties Co Ltd	7,342,367
7,344,000	Zhejiang Expressway Co Ltd – Class H	7,984,477

	Total China	842,426,931

	Colombia — 0.1%
525,117	Almacenes Exito SA	3,075,098
707,100	Ecopetrol SA Sponsored ADR	12,381,321

	Total Colombia	15,456,419

	Cyprus — 0.0%
37,103	TCS Group Holding Plc GDR (Registered)	854,063

Shares	Description	Value ($)
	Czech Republic — 0.1%
341,705	CEZ AS	8,266,313
1,344,257	Moneta Money Bank AS	5,423,191

	Total Czech Republic	13,689,504

	Denmark — 0.0%
90,200	Novo Nordisk A/S Sponsored ADR	4,643,496
2,726	Schouw & Co AB	284,184

	Total Denmark	4,927,680

	Egypt — 0.0%
78,776	Commercial International Bank Egypt SAE	343,841

	Finland — 0.1%
34,438	Finnair Oyj	510,975
12,803	Sanoma Oyj	154,289
205,991	UPM-Kymmene Oyj	7,047,738

	Total Finland	7,713,002

	France — 1.7%
683,319	Air France-KLM *	8,063,588
29,555	Amundi SA	2,409,209
1,139,605	AXA SA	35,691,350
384,306	BNP Paribas SA	30,387,265
42,840	Christian Dior SE	15,911,575
226,153	CNP Assurances	5,480,484
692,754	Credit Agricole SA	11,870,477
54,477	Derichebourg SA	488,403
4,649	Gaztransport Et Technigaz SA	296,717
31,623	LVMH Moet Hennessy Louis Vuitton SE	9,458,347
4,146	Mersen SA	202,378
14,179	Metropole Television SA	403,177
7,721	Neopost SA	224,365
18,334	Rallye SA	335,397
5,647	Rexel SA	99,178
43,897	Sanofi	3,465,661
147,011	SCOR SE	6,232,759
533,912	Societe Generale SA	30,336,679
706,342	STMicroelectronics NV	16,063,827
673,800	STMicroelectronics NV – NY Shares	15,362,640
3,168	Vilmorin & Cie SA	287,739

	Total France	193,071,215

	Germany — 2.1%
188,381	Allianz SE (Registered)	43,759,254
212,980	BASF SE	22,249,922
12,091	Bauer AG	319,094
320,538	Bayerische Motoren Werke AG	33,677,292
2,053	Cewe Stiftung & Co KGAA	209,311

See accompanying notes to the financial statements.	61

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Germany — continued
31,249	Covestro AG	3,525,210
502,014	Daimler AG (Registered Shares)	42,865,291
929,897	Deutsche Lufthansa AG (Registered)	31,049,327
46,863	Deutsche Post AG (Registered)	2,137,947
4,362	Eckert & Ziegler AG	188,748
12,736	Elmos Semiconductor AG	421,779
3,906	Gesco AG	143,574
969	Isra Vision AG	234,850
18,582	Leoni AG	1,263,624
135,926	Linde AG *	30,161,830
4,074	OHB SE	199,722
1,031	Pfeiffer Vacuum Technology AG	183,482
3,476	ProSiebenSat.1 Media SE	137,474
280,086	RWE AG *	5,567,067
108,611	SAP SE	11,334,579
2,219	Software AG	116,486
7,926	STADA Arzneimittel AG	827,080
46,950	Talanx AG	2,075,337
30,089	Uniper SE	913,707
13,717	Volkswagen AG	2,724,888
27,833	Wacker Neuson SE	990,963
18,109	Wuestenrot & Wuerttembergische AG	505,807

	Total Germany	237,783,645

	Greece — 0.2%
2,241,634	Alpha Bank AE *	5,322,221
5,244,465	Eurobank Ergasias SA *	5,261,727
118,862	Intralot SA *	194,074
38,915	Mytilineos Holdings SA *	457,380
8,980,949	National Bank of Greece SA *	3,295,147
1,199,968	Piraeus Bank SA *	5,239,642
134,542	Public Power Corp SA *	456,785

	Total Greece	20,226,976

	Hong Kong — 0.8%
2,580,000	BOC Hong Kong Holdings Ltd	12,965,750
179,500	CK Asset Holdings Ltd.	1,542,315
520,000	Dah Sing Banking Group Ltd	1,155,680
319,200	Dah Sing Financial Holdings Ltd	2,066,651
22,000	Fortune Real Estate Investment Trust	26,158
193,000	Hysan Development Co Ltd	1,115,391
2,310,213	I-CABLE Communications Ltd *	57,825
225,500	Johnson Electric Holdings Ltd	889,823
888,000	Kerry Properties Ltd	4,013,986
1,112,500	Link (REIT)	9,457,352
170,000	Luk Fook Holdings International Ltd	585,398
404,000	Man Wah Holdings Ltd	371,245
772,000	Singamas Container Holdings Ltd	151,748
5,635,000	SJM Holdings Ltd	5,367,613
3,000	Sun Hung Kai Properties Ltd	49,767

Shares	Description	Value ($)
	Hong Kong — continued
14,072,000	WH Group Ltd	17,331,139
1,831,000	Wharf Holdings Ltd (The)	6,802,734
2,032,000	Wharf Real Estate Investment Co Ltd *	13,813,414
961,000	Wheelock & Co Ltd	6,966,156
232,500	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	63,197
376,000	Yue Yuen Industrial Holdings Ltd	1,607,061

	Total Hong Kong	86,400,403

	Hungary — 0.1%
2,257,270	Magyar Telekom Telecommunications Plc	3,982,444
177,069	Richter Gedeon Nyrt	3,896,627

	Total Hungary	7,879,071

	India — 2.0%
1,241,778	Andhra Bank *	868,324
395,015	Aurobindo Pharma Ltd	3,701,656
1,313,008	Bharat Electronics Ltd	3,090,478
669,709	Canara Bank	3,039,080
507,101	Chambal Fertilizers and Chemicals Ltd	1,303,046
90,659	Coal India Ltd	430,491
33,227	DCM Shriram Ltd	287,294
211,718	Divi’s Laboratories Ltd	3,322,400
141,156	Firstsource Solutions Ltd *	110,530
1,949,385	HCL Technologies Ltd	28,115,956
131,205	Hero MotoCorp Ltd	7,198,489
1,068,246	Hexaware Technologies Ltd	5,638,312
988,233	Hindustan Petroleum Corp Ltd	5,746,834
61,370	Hindustan Zinc Ltd	304,553
45,502	IDBI Bank Ltd *	51,590
641,376	IFCI Ltd *	221,204
882,107	Indian Oil Corp Ltd	5,091,453
94,525	Infosys Ltd	1,684,035
658,600	Infosys Ltd Sponsored ADR	11,630,876
1,644,357	Jaypee Infratech Ltd *	315,121
1,292,603	Karnataka Bank Ltd (The)	2,645,747
16,547	KPIT Technologies Ltd	54,545
49,247	Maruti Suzuki India Ltd	6,660,497
8,130	Merck Ltd	194,382
327,929	MOIL Ltd	1,130,880
261,273	Mphasis Ltd	3,440,831
589,365	NIIT Technologies Ltd	7,505,385
1,969,727	NMDC Ltd	3,876,728
20,862	Nucleus Software Exports Ltd	145,768
5,318,710	Oil & Natural Gas Corp Ltd	15,166,713
11,532	Oil India Ltd	61,346
250,793	Oriental Bank of Commerce *	384,566
7,639,150	Power Finance Corp Ltd	12,232,110

62	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	India — continued
2,086,433	PTC India Ltd	3,262,041
487,722	Reliance Capital Ltd	3,495,441
8,430,860	Rural Electrification Corp Ltd	18,543,633
296,824	Sonata Software Ltd	1,442,743
140,819	Steel Authority of India Ltd *	178,148
842,120	Syndicate Bank *	777,021
415,229	Tata Consultancy Services Ltd	19,267,903
382,842	Tata Global Beverages Ltd	1,602,041
1,958,917	Tata Steel Ltd	20,096,321
88,360	Tech Mahindra Ltd	829,616
31,075	Unichem Laboratories Ltd	158,119
1,687,323	Union Bank of India *	2,698,691
2,797,474	Unitech Ltd *	300,345
3,286,047	Wipro Ltd	14,694,342
96,300	Wipro Ltd ADR	530,613
18,009	Zensar Technologies Ltd	246,795
74,402	Zuari Agro Chemicals Ltd	598,885

	Total India	224,373,918

	Indonesia — 0.3%
2,666,400	Adaro Energy Tbk PT	453,327
306,500	Astra International Tbk PT	179,273
1,967,600	Bank Central Asia Tbk PT	3,311,392
6,707,400	Bank Mandiri Persero Tbk PT	4,034,780
2,840,800	Bank Negara Indonesia Persero Tbk PT	2,006,088
12,179,600	Bank Pembangunan Daerah Jawa Timur Tbk PT	654,291
27,730,900	Bank Rakyat Indonesia Persero Tbk PT	7,635,021
2,742,500	Gajah Tunggal Tbk PT	165,811
3,773,200	Harum Energy Tbk PT *	929,291
4,274,200	Indo Tambangraya Megah Tbk PT	9,554,752
1,931,400	Indofood Sukses Makmur Tbk PT	1,062,300
628,000	Matahari Department Store Tbk PT	483,763
21,753,500	Panin Financial Tbk PT *	434,616
5,603,800	Summarecon Agung Tbk PT	450,811
15,052,400	Telekomunikasi Indonesia Persero Tbk PT	4,358,897
68,700	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	1,994,361
376,300	United Tractors Tbk PT	969,173

	Total Indonesia	38,677,947

	Ireland — 0.0%
14,800	ICON Plc *	1,676,988
1,854	Smurfit Kappa Group Plc	64,507

	Total Ireland	1,741,495

	Israel — 0.0%
48,676	Discount Investment Corp Ltd (Registered)	181,494

Shares	Description	Value ($)
	Israel — continued
29,471	Nova Measuring Instruments Ltd *	811,834
200	Orbotech Ltd *	10,992
10,000	SodaStream International Ltd *	809,200
9,196	SodaStream International Ltd *	745,470
5,531	Teva Pharmaceutical Industries Ltd	103,725

	Total Israel	2,662,715

	Italy — 0.7%
845	ACEA SPA	14,661
178,721	Arnoldo Mondadori Editore SPA *	416,335
13,606	ASTM SPA	329,269
35,971	Carraro SpA *	149,430
5,328	El.En. SPA	167,240
2,366,841	Enel SPA	13,738,949
210,452	EXOR NV	15,271,189
96,202	Falck Renewables SPA	243,237
26,768	Fiat Chrysler Automobiles NV *	565,021
1,609,924	Fiat Chrysler Automobiles NV	34,114,290
139,651	Fincantieri SPA *	221,728
221,943	IMMSI SPA *	187,572
636,537	Iren SPA	1,886,665
20,889	La Doria SPA	339,694
13,622	Prima Industrie SPA	573,382
193,999	Recordati SPA	6,935,312
4,804	Reply SPA	288,096
6,037	Sabaf SPA	126,719
977,423	Saras SPA	2,048,781
365,112	Societa Cattolica di Assicurazioni SC	4,343,975
16,483	Societa Iniziative Autostradali e Servizi SPA	283,532

	Total Italy	82,245,077

	Japan — 3.5%
25,300	Aisin Seiki Co Ltd	1,472,383
65,000	AOKI Holdings Inc	1,040,045
2,800	Aoyama Trading Co Ltd	116,500
783,800	Asahi Kasei Corp	10,044,387
7,100	Autobacs Seven Co Ltd	138,227
14,900	Belluna Co Ltd	179,736
506,200	Brother Industries Ltd	12,588,901
526,600	Canon Inc	20,068,088
16,000	Chiba Bank Ltd (The)	131,326
64,200	CKD Corp	1,606,293
3,800	Daicel Corp	43,295
9,500	Dai-ichi Seiko Co Ltd	256,799
86,800	Daiwa House Industry Co Ltd	3,215,789
4,800	Daiwabo Holdings Co Ltd	198,443
118,000	DCM Holdings Co Ltd	1,161,851
48,000	Denka Co Ltd	1,755,879
6,200	Duskin Co Ltd	153,118

See accompanying notes to the financial statements.	63

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Japan — continued
52,300	Fancl Corp	1,876,783
4,800	Fuji Pharma Co Ltd	193,857
39,300	Fujikura Ltd	286,774
5,000	Fujitsu General Ltd	95,367
3,053,000	Fujitsu Ltd	18,219,074
36,200	Furukawa Electric Co Ltd	1,972,474
2,500	Fuyo General Lease Co Ltd	166,631
5,600	Hamakyorex Co Ltd	186,997
4,500	Hanwa Co Ltd	203,070
8,900	Hazama Ando Corp	64,001
8,600	Heiwado Co Ltd	198,793
1,100	Hitachi High-Technologies Corp	53,381
3,534,000	Hitachi Ltd	26,724,466
9,900	Hochiki Corp	186,844
4,200	Hosokawa Micron Corp	317,890
51,100	House Foods Group Inc	1,710,491
4,700	Idemitsu Kosan Co Ltd	178,489
2,111,100	ITOCHU Corp	40,580,710
19,700	Itochu Techno-Solutions Corp	804,350
4,800	JSP Corp	152,016
10,100	Juki Corp	159,229
11,200	Kamei Corp	167,473
18,000	Kaneka Corp	182,235
234,600	Kanematsu Corp	3,159,442
4,400	Kato Sangyo Co Ltd	148,771
28,900	Keihin Corp	600,935
42,700	Kitz Corp	349,027
3,800	Kose Corp	706,899
30,000	Kyosan Electric Manufacturing Co Ltd	214,320
6,000	Makino Milling Machine Co Ltd	60,370
9,000	Mandom Corp	316,236
2,117,700	Marubeni Corp	16,135,334
41,100	MCJ Co Ltd	551,284
3,304	Medipal Holdings Corp	67,203
3,216,900	Mitsubishi Chemical Holdings Corp	32,454,936
71,800	Mitsubishi Corp	2,011,492
641,200	Mitsubishi Electric Corp	10,815,434
260,900	Mitsubishi Gas Chemical Co Inc	6,452,889
480,900	Mitsubishi Tanabe Pharma Corp	10,243,303
163,700	Mitsui Chemicals Inc	4,967,361
415,774	Mitsui & Co Ltd	7,535,454
31,800	Mitsui Mining & Smelting Co Ltd	1,581,427
42,900	Modec Inc	1,070,868
4,400	Morinaga & Co Ltd	200,533
62,000	Nachi-Fujikoshi Corp	385,717
99,400	NET One Systems Co Ltd	1,527,709
56,000	Nichias Corp	743,571
16,500	Nichiha Corp	648,002
107,000	Nippo Corp	2,522,869
5,200	Nippon Chemi-Con Corp	139,337

Shares	Description	Value ($)
	Japan — continued
11,000	Nippon Flour Mills Co Ltd	169,227
4,000	Nippon Paper Industries Co Ltd	78,692
759,000	Nippon Telegraph & Telephone Corp	35,252,972
6,900	Nippon Valqua Industries Ltd	209,067
16,700	Nisshin Oillio Group Ltd (The)	454,056
3,500	Noritake Co Ltd	176,796
121,000	Onward Holdings Co Ltd	1,030,512
17,000	Osaki Electric Co Ltd	127,502
4,200	Otsuka Holdings Co Ltd	210,618
21,300	Pola Orbis Holdings Inc	892,984
308,000	Prima Meat Packers Ltd	1,850,956
28,400	Rohm Co Ltd	2,982,950
24,600	Rohto Pharmaceutical Co Ltd	681,010
9,000	Sakata INX Corp	118,045
3,400	Sanyo Special Steel Co Ltd	74,952
12,500	Seiko Epson Corp	238,543
555,800	Sekisui Chemical Co Ltd	10,413,110
900	Shimamura Co Ltd	107,006
15,200	Shin-Etsu Polymer Co Ltd	178,859
12,100	Shionogi & Co Ltd	629,845
14,700	Showa Corp	231,682
88,500	Showa Denko KK	4,318,685
1,700	SMC Corp	708,520
4,159,200	Sojitz Corp	13,572,080
1,700	Sugi Holdings Co Ltd	93,099
114,000	Sumitomo Bakelite Co Ltd	990,773
2,195,000	Sumitomo Chemical Co Ltd	13,533,651
79,300	Sumitomo Forestry Co Ltd	1,322,073
300	Sumitomo Seika Chemicals Co Ltd	15,303
2,900	Suntory Beverage & Food Ltd	134,561
169,100	Suzuki Motor Corp	9,646,453
153,800	Takeda Pharmaceutical Co Ltd	8,720,569
48,600	Tatsuta Electric Wire and Cable Co Ltd	330,162
15,600	T-Gaia Corp	447,598
3,737	TIS Inc	137,244
15,200	Tocalo Co Ltd	206,120
21,500	Token Corp	2,419,382
900	Tokyo Century Corp	50,812
40,600	Tokyo Electric Power Co Holdings Inc *	155,320
58,600	Tokyo Electron Ltd	11,450,600
550,000	Tosoh Corp	11,370,096
28,000	Toyo Ink SC Holdings Co Ltd	175,138
270,300	Toyota Tsusho Corp	10,007,912
54,000	TS Tech Co Ltd	2,182,866
15,000	Tsubakimoto Chain Co	127,262
5,600	Ube Industries Ltd	173,819
24,500	Unipres Corp	595,496
19,700	Wacoal Holdings Corp	582,917

64	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Japan — continued
29,700	Warabeya Nichiyo Holdings Co Ltd	706,514
2,000	Yamaguchi Financial Group Inc	24,142
6,400	Yokohama Rubber Co Ltd (The)	157,178

	Total Japan	404,928,907

	Malaysia — 0.0%
289,300	DRB-Hicom Berhad	192,224
1,915,800	KSL Holdings Berhad *	498,005
166,700	Padini Holdings Berhad	211,448
125,500	Petronas Chemicals Group Berhad	258,523
593,000	Ta Ann Holdings Berhad	519,154
488,100	Top Glove Corp Berhad	1,209,167

	Total Malaysia	2,888,521

	Mexico — 0.6%
2,028,662	Arca Continental SAB de CV	14,095,755
661,080	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	933,195
20,600	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	145,642
1,460,246	Bolsa Mexicana de Valores SAB de CV	2,710,464
1,432,800	Cemex SAB de CV Sponsored ADR *	9,384,840
16,100	Coca-Cola Femsa SAB de CV Sponsored ADR	1,085,462
936,500	Corp Inmobiliaria Vesta SAB de CV	1,287,705
126,400	Credito Real SAB de CV SOFOM ER	175,948
35,700	El Puerto de Liverpool SAB de CV	244,020
2,283,300	Genomma Lab Internacional SAB de CV – Class B *	2,468,544
1,106,900	Gentera SAB de CV	904,867
41,500	Grupo Aeroportuario del Centro Norte SAB de CV	202,980
4,000	Grupo Aeroportuario del Centro Norte SAB de CV ADR	156,640
700	Grupo Aeroportuario del Sureste SAB de CV ADR	124,096
35,900	Grupo Financiero Banorte SAB de CV – Class O	215,221
97,691	Grupo Financiero Interacciones SA de CV – Class O	455,167
267,213	Grupo Herdez SAB de CV	651,779
173,100	Grupo Lala SAB de CV	252,984
126,600	Kimberly-Clark de Mexico SAB de CV – Class A	230,088
253,100	Megacable Holdings SAB de CV CPO	1,111,588
26,330	Promotora y Operadora de Infraestructura SAB de CV	269,088

Shares	Description	Value ($)
	Mexico — continued
13,172,400	Wal-Mart de Mexico SAB de CV	30,830,040

	Total Mexico	67,936,113

	Netherlands — 1.2%
21,145	ASR Nederland NV	951,092
36,700	Constellium NV – Class A *	425,720
28,058	ForFarmers NV	308,361
410,970	Gemalto NV	24,686,046
42,621	Heineken Holding NV	4,239,567
1,909,127	ING Groep NV	33,501,323
417,928	NXP Semiconductors NV * (a)	52,098,905
50,334	Philips Lighting NV	1,993,981
91,823	Unilever NV CVA	4,805,661
70,778	Unilever NV – NY Shares (a)	3,701,689
159,300	VEON Ltd ADR	460,377
211,539	Wolters Kluwer NV	10,715,273

	Total Netherlands	137,887,995

	New Zealand — 0.0%
1,108,332	Air New Zealand Ltd	2,622,321

	Norway — 0.3%
18,917	Austevoll Seafood ASA	169,583
62,063	Bakkafrost P/F	3,133,603
233,681	BW LPG Ltd *	1,019,471
111,152	DNB ASA	2,180,283
384,556	Kongsberg Automotive ASA *	482,810
112,598	Kvaerner ASA *	208,781
295	Salmar ASA	10,488
45,694	SpareBank 1 SR Bank ASA	535,889
509,905	Statoil ASA	11,606,206
434,008	Storebrand ASA	3,775,288
459,553	Subsea 7 SA	6,824,049
65,566	Telenor ASA	1,471,397

	Total Norway	31,417,848

	Peru — 0.1%
49,700	Credicorp Ltd	10,757,565

	Philippines — 0.0%
403,900	Manila Electric Co	2,609,640
1,084,600	Manila Water Co Inc	540,902
11,920,000	Megaworld Corp	1,108,421

	Total Philippines	4,258,963

	Poland — 0.3%
339,150	Asseco Poland SA	4,648,861
855,868	Enea SA	2,519,769
1,346,657	Energa SA	4,074,632

See accompanying notes to the financial statements.	65

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Poland — continued
340,577	KGHM Polska Miedz SA	10,335,644
1,206,353	PGE Polska Grupa Energetyczna SA *	3,561,768
18,203	Polski Koncern Naftowy ORLEN SA	508,951
123,750	Polskie Gornictwo Naftowe i Gazownictwo SA	218,056
90,532	Powszechny Zaklad Ubezpieczen SA	1,123,214
7,597,542	Tauron Polska Energia SA *	5,627,635

	Total Poland	32,618,530

	Portugal — 0.0%
117,909	CTT – Correios de Portugal SA	488,129
46,874	Navigator Co SA (The)	254,026
196,302	Sonae SGPS SA	287,171

	Total Portugal	1,029,326

	Qatar — 0.1%
284,285	Barwa Real Estate Co	2,625,686
98,356	Doha Bank QPSC	879,420
14,502	Industries Qatar QSC	408,959
120,887	Masraf Al Rayan QSC	1,249,732
19,929	Ooredoo QPSC	474,596
14,270	Qatar Electricity & Water Co QSC	672,314
21,589	Qatar Insurance Co SAQ	229,765
33,033	Qatar Islamic Bank SAQ	872,073
105,468	Qatar National Bank QPSC	3,456,883
25,487	Qatar Navigation QSC	435,635

	Total Qatar	11,305,063

	Russia — 2.3%
1,826,800	Aeroflot PJSC	4,574,548
5,533,700	Alrosa PJSC	8,422,936
1,885,860	Gazprom PJSC	4,739,258
5,546,301	Gazprom PJSC Sponsored ADR	27,395,471
245,684	Globaltrans Investment Plc Sponsored GDR (Registered)	2,702,037
9,916,000	Inter RAO UES PJSC	649,405
354,157	LUKOIL PJSC Sponsored ADR	23,467,574
196,420	M.Video PJSC *	1,436,601
152,168	Magnit PJSC Sponsored GDR (Registered)	3,136,305
942,100	Magnitogorsk Iron & Steel OJSC	793,266
16,193	Magnitogorsk Iron & Steel Works PJSC Sponsored GDR (Registered)	174,804
39,000	MegaFon PJSC	389,635
1,028,810	MegaFon PJSC GDR (Registered)	10,909,664
1,218,688	MMC Norilsk Nickel PJSC ADR	24,188,892
3,286,000	Mobile TeleSystems PJSC Sponsored ADR	39,300,560

Shares	Description	Value ($)
	Russia — continued
4,253,900	Moscow Exchange MICEX-RTS PJSC	8,383,587
94,574	Novatek PJSC Sponsered GDR (Registered)	12,840,622
590,750	Novolipetsk Steel PJSC	1,521,595
201,189	Novolipetsk Steel PJSC GDR	5,229,989
58,818	PhosAgro PJSC GDR (Registered)	893,565
12,682	Polyus PJSC	1,040,688
60,270	Polyus PJSC GDR (Registered)	2,409,603
179,127	QIWI Plc Sponsored ADR	3,012,916
7,939	Rostelecom PJSC ADR	56,496
3,165,815	Rostelecom PJSC	3,804,287
845,180	Sberbank of Russia PJSC	4,046,094
1,974,049	Sberbank of Russia Sponsored ADR	39,974,650
189,378	Severstal PJSC GDR (Registered)	3,067,745
250,551	Sistema PJSC Sponsered GDR (Registered)	1,074,443
1,966,434	Surgutneftegas OJSC Sponsored ADR	9,718,540
112,510	Tatneft PJSC Sponsored ADR	7,039,719
295,800	Yandex NV – Class A *	12,154,422

	Total Russia	268,549,917

	Singapore — 0.1%
605,200	Sino Grandness Food Industry Group Ltd *	89,209
246,600	Venture Corp Ltd	5,084,455
3,761,200	Yangzijiang Shipbuilding Holdings Ltd	4,244,468
530,200	Yanlord Land Group Ltd	659,820

	Total Singapore	10,077,952

	South Africa — 2.0%
139,365	AECI Ltd	1,340,551
1,613,256	African Phoenix Investments Ltd *	87,739
71,740	African Rainbow Minerals Ltd	731,427
68,183	Aspen Pharmacare Holdings Ltd	1,551,927
115,721	Astral Foods Ltd	2,783,020
267,639	AVI Ltd	2,749,087
2,196,854	Barclays Africa Group Ltd	36,548,703
1,136,579	Barloworld Ltd	16,992,069
296,910	Bidvest Group Ltd (The)	5,622,492
1,829,303	Blue Label Telecoms Ltd	2,024,826
211,266	Brait SE *	803,298
183,481	DataTec Ltd	387,329
1,955	Distell Group Ltd	23,176
1,134,942	Emira Property Fund Ltd (REIT)	1,516,573
1,459,378	FirstRand Ltd	9,059,729
188,949	Hyprop Investments Ltd (REIT)	1,727,797
455,037	Imperial Holdings Ltd	9,535,202
8,285	JSE Ltd	142,970

66	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	South Africa — continued
615,068	Kumba Iron Ore Ltd	18,084,642
645,600	Lewis Group Ltd	2,205,457
688,556	Liberty Holdings Ltd	7,835,637
1,463,257	MMI Holdings Ltd	2,680,065
363,208	Mondi Ltd	9,457,672
244,402	Mr Price Group Ltd	5,826,246
1,603,801	Murray & Roberts Holdings Ltd	1,529,229
1,184,708	Nedbank Group Ltd	28,744,605
71,709	Omnia Holdings Ltd	929,522
381,909	Reunert Ltd	2,434,448
332,681	RMB Holdings Ltd	2,441,381
2,665,658	SA Corporate Real Estate Ltd (REIT)	1,048,884
129,752	Sanlam Ltd	989,473
42,279	Santam Ltd	1,098,108
2,268,787	Standard Bank Group Ltd	41,605,896
294,646	Truworths International Ltd	2,507,610
682,649	Tsogo Sun Holdings Ltd	1,475,499
111,978	Vodacom Group Ltd	1,537,737
16,716	Vukile Property Fund Ltd (REIT)	29,794
248,387	Wilson Bayly Holmes-Ovcon Ltd	3,618,889
188,946	Woolworths Holdings Ltd	1,041,323

	Total South Africa	230,750,032

	South Korea — 3.6%
30,602	Able C&C Co Ltd *	548,557
66,640	Aekyung Petrochemical Co Ltd	1,111,547
3,286	Amorepacific Group	381,262
1,084,366	BNK Financial Group Inc	11,181,001
73,237	Cheil Worldwide Inc	1,259,461
7,057	CJ O Shopping Co Ltd	1,372,131
17,356	Com2uSCorp	2,601,851
4,164	Coway Co Ltd	331,428
2,881	Crown Confectionery Co Ltd	36,956
2,237	Crown Haitai Holdings Co Ltd	30,147
2,441	Cuckoo Electronics Co Ltd	220,147
376	Dae Han Flour Mills Co Ltd	59,427
55,697	Daeduck Electronics Co	460,201
4,487	Daihan Pharmaceutical Co Ltd	176,826
72,104	Daishin Securities Co Ltd	972,536
153,839	Daou Data Corp	1,865,073
228,814	Daou Technology Inc	4,901,135
180,110	DB Insurance Co Ltd	11,511,517
14,252	DGB Financial Group Inc	162,679
3,011	DongKook Pharmaceutical Co Ltd	187,184
33,956	Dongsuh Cos Inc	872,509
18,472	Dongwha Pharm Co Ltd	194,195
463,180	Dongwon Development Co Ltd	2,003,378
31,913	E-MART Inc	8,971,270
17,097	F&F Co Ltd	652,873
2,517	GOLFZON Co Ltd	107,728

Shares	Description	Value ($)
	South Korea — continued
437,311	Grand Korea Leisure Co Ltd	9,356,063
17,512	Green Cross Holdings Corp	665,466
30,205	GS Home Shopping Inc	5,620,351
27,363	GS Retail Co Ltd	909,932
159,738	Hana Financial Group Inc	7,237,098
215,787	Hankook Tire Co Ltd	11,784,893
166,816	Hankook Tire WorldwideCo Ltd	3,062,997
101,958	Hanon Systems	1,177,820
6,393	Hansol Paper Co Ltd	98,008
53,578	Hanwha Corp	2,187,715
469,343	Hanwha Life Insurance Co Ltd	2,901,873
35,303	Harim Holdings Co Ltd	124,990
15,635	Hyundai Corp	271,804
105,232	Hyundai Engineering & Construction Co Ltd	3,742,649
3,609	Hyundai Glovis Co Ltd	476,054
49,036	Hyundai Greenfood Co Ltd	666,126
51,474	Hyundai Home Shopping Network Corp	5,243,521
197,617	Hyundai Hy Communications & Network Co Ltd	830,253
233,018	Hyundai Marine & Fire Insurance Co Ltd	8,872,334
60,281	Hyundai Mobis Co Ltd	12,685,271
94,755	Hyundai Motor Co	14,105,392
709,362	Industrial Bank of Korea	11,222,623
28,052	Innocean Worldwide Inc	1,678,679
516,274	JB Financial Group Co Ltd	3,014,371
2,176	Kangnam Jevisco Co Ltd	69,442
264,133	Kangwon Land Inc	7,042,981
283,708	KB Financial Group Inc	16,740,576
23,283	KEPCO Plant Service & Engineering Co Ltd	868,859
911,103	Kia Motors Corp	28,928,278
173,333	Korea Asset In Trust Co Ltd	1,088,613
12,352	Korea Zinc Co Ltd	5,829,108
116,009	Korean Reinsurance Co	1,272,722
72,725	KT Hitel Co Ltd *	411,025
68,705	KT Skylife Co Ltd	825,283
202,116	KT&G Corp	18,638,920
113	Kukdo Chemical Co Ltd	6,415
69,767	Kwang Dong Pharmaceutical Co Ltd	651,584
82,575	Kyobo Securities Co Ltd	794,815
18,818	Kyungdong Pharm Co Ltd	405,675
134,417	LF Corp	3,616,739
57,839	LG Corp	4,609,705
197,450	LG Electronics Inc	18,158,182
131,620	LOTTE Himart Co Ltd	8,512,989
10,369	LS Industrial Systems Co Ltd	535,460
42,410	Maeil Holdings Co Ltd	584,892
26,729	Meritz Financial Group Inc	387,059

See accompanying notes to the financial statements.	67

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	South Korea — continued
97,431	Meritz Fire & Marine Insurance Co Ltd	2,052,228
328,232	Meritz Securities Co Ltd	1,474,336
36,209	NHN Entertainment Corp *	2,623,905
33,422	NHN KCP Corp *	567,610
1,774	Ottogi Corp	1,161,054
31,145	Poongsan Corp	1,233,439
20,403	S&T Motiv Co Ltd	835,628
24,451	Samjin Pharmaceutical Co Ltd	933,025
86,669	Samsung Card Co Ltd	2,910,417
13,978	Samsung Electronics Co Ltd	30,375,159
8	Samsung Electronics Co Ltd GDR	8,590
20,262	Samsung Fire & Marine Insurance Co Ltd	5,409,501
10,555	Samsung SDS Co Ltd	2,307,158
28,380	Samsung Securities Co Ltd	1,033,236
23,455	SeAH Steel Corp	1,881,188
80,641	Seohan Co Ltd	188,568
122,640	Shinhan Financial Group Co Ltd	5,330,129
18,938	Sindoh Co Ltd	1,163,341
20,471	SK Holdings Co Ltd	5,373,945
338,424	SK Hynix Inc	23,866,804
12,802	SK Innovation Co Ltd	2,410,048
46,931	SK Telecom Co Ltd	10,358,756
309,000	SK Telecom Co Ltd Sponsored ADR	7,524,150
86,355	SL Corp	1,914,751
20,732	Spigen Korea Co Ltd	940,245
195	Taekwang Industrial Co Ltd	239,013
19,149	Tongyang Life Insurance Co Ltd	127,110
2,642	Unid Co Ltd	112,493
963,421	Woori Bank	14,703,412

	Total South Korea	409,147,863

	Spain — 0.6%
971,337	Abertis Infraestructuras SA	23,179,184
1,221,384	Atlantica Yield Plc	23,975,768
6,097	Ebro Foods SA	153,193
38,860	Ence Energia y Celulosa SA	253,646
1,486,245	Repsol SA	26,406,780

	Total Spain	73,968,571

	Sweden — 0.5%
25,581	Alfa Laval AB	614,488
14,861	Bufab AB	203,066
5,321	Fastighets AB Balder – B Shares *	131,517
103	JM AB	2,244
25,704	Mr. Green & Co AB *	158,683
3,807	NCC AB – B Shares	72,596
6,265	Nolato AB – B Shares	443,124
13,680	Nordea Bank AB	155,237

Shares	Description	Value ($)
	Sweden — continued
991,572	Sandvik AB	18,356,460
191,169	SAS AB *	488,823
180,031	Svenska Cellulosa AB SCA – Class B	1,784,108
45,227	Volvo AB – A Shares	851,832
1,789,932	Volvo AB – B Shares	33,654,155

	Total Sweden	56,916,333

	Switzerland — 1.0%
12,612	ALSO Holding AG (Registered) *	1,778,078
6,514	Ascom Holding AG (Registered)	164,340
189	Barry Callebaut AG (Registered)	372,963
13,995	BKW AG	800,970
9,609	Bobst Group SA (Registered)	1,195,175
1,705	Bossard Holding AG (Registered) – A Shares	413,298
2,349	Bucher Industries AG (Registered)	986,438
51	Comet Holding AG (Registered) *	7,510
638	EMS-Chemie Holding AG (Registered)	406,689
19,588	GAM Holding AG *	351,942
5,789	Georg Fischer AG (Registered)	8,474,217
390	Gurit Holding AG *	390,568
1,106	Inficon Holding AG (Registered) *	653,272
9,168	Kardex AG (Registered) *	1,184,762
146	Komax Holding AG (Registered)	46,599
63,394	Logitech International SA (Registered)	2,488,086
7,583	Lonza Group AG (Registered)	1,921,224
38,300	Luxoft Holding Inc *	1,652,645
207,836	Nestle SA (Registered)	16,512,780
117,006	Novartis AG (Registered)	9,760,847
6,613	Orior AG	529,801
82,952	Roche Holding AG	19,160,251
10,171	Roche Holding AG	2,396,840
2,447	Sika AG	20,066,246
1,678	Straumann Holding AG (Registered)	1,130,359
8,724	Swiss Life Holding AG (Registered) *	3,150,437
134,001	Swiss Re AG	13,633,872
9,109	UBS Group AG (Registered) *	172,614

	Total Switzerland	109,802,823

	Taiwan — 5.9%
327,000	Ability Enterprise Co Ltd	227,041
983,000	AcBel Polytech Inc	716,846
157,000	Actron Technology Corp	569,610
454,000	Advantech Co Ltd	3,338,518
2,029,000	Alpha Networks Inc	1,706,515
1,516,000	AmTRAN Technology Co Ltd	876,543
442,000	Arcadyan Technology Corp	773,112

68	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Taiwan — continued
1,242,000	Asia Vital Components Co Ltd	1,239,832
4,270,000	Asustek Computer Inc	40,336,317
61,753	Casetek Holdings Ltd	200,599
1,677,000	Catcher Technology Co Ltd	19,897,908
4,240,000	Cathay Financial Holding Co Ltd	7,759,992
3,510,000	Chailease Holding Co Ltd	11,617,279
256,000	Chaun-Choung Technology Corp	810,541
3,205,000	Cheng Shin Rubber Industry Co Ltd	5,492,965
102,000	Cheng Uei Precision Industry Co Ltd	144,164
351,000	Chicony Electronics Co Ltd	857,736
484,000	Chicony Power Technology Co Ltd	980,627
326,410	China Life Insurance Co Ltd	324,675
612,000	China Motor Corp	560,456
912,000	China Synthetic Rubber Corp	1,531,358
1,081,000	Chin-Poon Industrial Co Ltd	2,012,064
350,000	Chipbond Technology Corp	803,667
181,000	Chlitina Holding Ltd	905,614
263,000	Chong Hong Construction Co Ltd	743,578
4,941,470	Chunghwa Telecom Co Ltd	18,499,193
52,100	Chunghwa Telecom Co Ltd Sponsored ADR	1,928,221
87,000	Cleanaway Co Ltd	524,820
13,527,000	Compal Electronics Inc	9,184,889
1,329,000	Coretronic Corp	2,029,295
17,157,000	CTBC Financial Holding Co Ltd	12,401,144
763,000	CTCI Corp	1,170,729
55,000	Cyberlink Corp	120,080
313,000	Darfon Electronics Corp	312,818
112,000	Delta Electronics Inc	522,854
66,000	Depo Auto Parts Ind Co Ltd	197,673
111,000	Dynapack International Technology Corp	159,485
41,000	E Ink Holdings Inc	64,862
22,000	Eclat Textile Co Ltd	230,680
2,335,000	Elan Microelectronics Corp	3,571,419
85,000	Elite Advanced Laser Corp	349,975
693,000	Elitegroup Computer Systems Co Ltd *	433,052
655,000	Everlight Electronics Co Ltd	1,025,823
3,504,000	Far EasTone Telecommunications Co Ltd	8,872,354
843,000	Faraday Technology Corp	1,907,076
461,000	Farglory Land Development Co Ltd	509,945
199,000	Feng TAY Enterprise Co Ltd	938,016
335,000	Formosa Chemicals & Fibre Corp	1,227,414
39,000	Formosa Petrochemical Corp	153,723
915,000	Formosa Plastics Corp	3,204,834
7,023,000	Foxconn Technology Co Ltd	18,747,207
9,747,000	Fubon Financial Holding Co Ltd	17,154,923
1,132,000	Gemtek Technology Corp	1,064,894
5,364,000	Gigabyte Technology Co Ltd	12,531,882

Shares	Description	Value ($)
	Taiwan — continued
4,638,000	Grand Pacific Petrochemical	4,567,743
22,000	Grape King Bio Ltd	161,201
2,795,000	Great Wall Enterprise Co Ltd	3,228,326
432,000	Greatek Electronics Inc	828,733
690,000	Green Seal Holding Ltd	1,370,972
235,000	Hannstar Board Corp	149,413
3,489,000	Highwealth Construction Corp	5,225,451
160,000	Hiroca Holdings Ltd	591,190
1,194,000	Holtek Semiconductor Inc	3,249,883
21,445,663	Hon Hai Precision Industry Co Ltd	63,192,105
587,000	Huaku Development Co Ltd	1,439,207
617,000	IEI Integration Corp	856,875
7,763,000	Inventec Corp	6,113,941
107,000	Iron Force Industrial Co Ltd	364,511
1,031,000	ITEQ Corp	2,647,160
54,000	King Slide Works Co Ltd	783,821
450,000	Kinik Co	1,223,846
119,000	Kung Long Batteries Industrial Co Ltd	578,933
81,000	Lion Travel Service Co Ltd	352,246
2,690,000	Lite-On Semiconductor Corp	3,605,957
13,257,000	Lite-On Technology Corp	18,734,658
561,000	Lotes Co Ltd	3,773,775
370,000	Makalot Industrial Co Ltd	1,717,222
346,000	MediaTek Inc	3,475,142
3,514,994	Mercuries Life Insurance Co Ltd	1,898,866
180,000	Merida Industry Co Ltd	783,111
2,659,000	Mitac Holdings Corp	2,930,178
778,000	Nan Ya Plastics Corp	2,123,446
23,000	Nien Made Enterprise Co Ltd	224,095
2,677,000	Novatek Microelectronics Corp	11,527,777
995,000	Nuvoton Technology Corp	2,430,921
175,000	On-Bright Electronics, Inc.	1,570,062
2,916,445	OptoTech Corp	2,288,012
15,123,000	Pegatron Corp	38,021,430
1,031,000	Phison Electronics Corp	9,961,695
11,670,000	Pou Chen Corp	14,542,355
1,798,808	Powertech Technology Inc	5,533,680
21,000	President Chain Store Corp	209,499
273,000	Primax Electronics Ltd	689,647
6,030,000	Quanta Computer Inc	12,222,343
656,000	Quanta Storage Inc	632,717
9,155,020	Radiant Opto-Electronics Corp	25,405,815
2,568,000	Realtek Semiconductor Corp	9,989,755
615,000	Rechi Precision Co Ltd	627,836
998,400	Ruentex Development Co Ltd *	1,084,224
4,374,000	Ruentex Industries Ltd *	7,618,386
425,000	Sercomm Corp	1,221,461
726,000	Sheng Yu Steel Co Ltd	699,461
299,000	Shin Zu Shing Co Ltd	917,210
441,000	ShunSin Technology Holding Ltd	1,991,315

See accompanying notes to the financial statements.	69

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Taiwan — continued
910,000	Sigurd Microelectronics Corp	1,127,194
924,400	Simplo Technology Co Ltd	5,795,550
392,000	Sinbon Electronics Co Ltd	1,067,869
557,000	Sitronix Technology Corp	1,587,344
434,000	Soft-World International Corp	968,312
153,000	Standard Chemical & Pharmaceutical Co Ltd	170,736
1,192,000	Sunonwealth Electric Machine Industry Co Ltd	2,033,714
3,314,000	Sunplus Technology Co Ltd	1,802,225
765,000	Syncmold Enterprise Corp	1,666,972
149,000	Taiflex Scientific Co Ltd	244,641
275,575	Taishin Financial Holding Co Ltd	132,567
582,412	Taiwan Business Bank	171,734
223,000	Taiwan Cement Corp	280,414
217,360	Taiwan Cooperative Financial Holding Co Ltd	125,596
415,000	Taiwan Fertilizer Co Ltd	549,296
182,000	Taiwan Mobile Co Ltd	666,735
2,451,000	Taiwan Semiconductor Co Ltd	5,880,814
4,394,000	Taiwan Semiconductor Manufacturing Co Ltd	36,485,993
1,445,373	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	62,656,920
560,000	Taiwan Surface Mounting Technology Corp	559,954
874,000	Teco Electric and Machinery Co Ltd	784,113
359,000	Tong Hsing Electronic Industries Ltd	1,376,834
111,000	TOPBI International Holdings Ltd	394,551
1,293,188	Topco Scientific Co Ltd	3,626,540
533,000	Transcend Information Inc	1,534,888
2,220,000	Tripod Technology Corp	7,267,225
652,000	TXC Corp	875,158
2,952,000	Uni-President Enterprises Corp	6,911,508
1,861,000	United Integrated Services Co Ltd	3,664,568
13,678,000	United Microelectronics Corp	6,558,065
222,000	Visual Photonics Epitaxy Co Ltd	840,502
191,000	Wah Lee Industrial Corp	367,268
9,394,860	Winbond Electronics Corp	6,271,227
2,425,908	Wistron Corp	1,997,460
394,763	Wistron NeWeb Corp	1,092,428
613,000	WPG Holdings Ltd	780,681
499,000	Youngtek Electronics Corp	948,375
1,156,000	Yuanta Financial Holding Co Ltd	512,797
481,000	Yulon Motor Co Ltd	382,802

	Total Taiwan	679,006,015

	Thailand — 2.4%
3,633,300	Advanced Info Service Pcl (Foreign Registered)	22,861,458
49,900	Advanced Info Service Pcl NVDR	313,981

Shares	Description	Value ($)
	Thailand — continued
2,339,300	Amata Corp Pcl (Foreign Registered)	1,872,819
2,557,000	Amata Corp Pcl NVDR	2,047,106
3,281,100	AP Thailand Pcl (Foreign Registered)	874,883
3,826,000	AP Thailand Pcl NVDR	1,020,176
364,100	Bangchak Petroleum Pcl NVDR	467,835
244,900	Bangkok Bank Pcl (Foreign Registered) (b)	1,786,489
516,200	Bangkok Bank Pcl NVDR	3,454,608
333,100	Banpu Pcl NVDR	248,023
2,307,400	Central Pattana Pcl (Foreign Registered)	6,183,084
765,900	Central Pattana Pcl NVDR	2,052,362
616,000	Delta Electronics Thailand Pcl (Foreign Registered) *	1,331,428
103,800	Delta Electronics Thailand Pcl NVDR *	224,339
759,800	Glow Energy Pcl (Foreign Registered)	2,044,477
566,000	Glow Energy Pcl NVDR	1,522,998
1,322,600	Hana Microelectronics Pcl (Foreign Registered)	1,732,654
155,100	Hana Microelectronics Pcl NVDR	203,186
4,729,500	Indorama Ventures Pcl NVDR	8,098,684
4,170,000	Intouch Holdings Pcl NVDR	7,549,940
2,154,300	Jasmine International Pcl (Foreign Registered)	472,062
1,227,400	Kasikornbank Pcl NVDR	9,020,731
128,000	KCE Electronics Pcl (Foreign Registered)	284,778
1,005,600	Kiatnakin Bank Pcl (Foreign Registered)	2,489,603
843,200	Kiatnakin Bank Pcl NVDR	2,087,543
2,402,100	Krung Thai Bank Pcl (Foreign Registered)	1,546,640
6,192,100	Krung Thai Bank Pcl NVDR	3,986,905
10,271,000	Land & Houses Pcl NVDR	3,600,811
5,220,500	LPN Development Pcl (Foreign Registered)	1,711,464
1,162,500	LPN Development Pcl NVDR	381,108
464,800	MC Group Pcl (Foreign Registered)	190,276
1,079,600	MC Group Pcl NVDR	441,959
432,400	Mega Lifesciences Pcl (Foreign Registered)	611,297
583,500	Mega Lifesciences Pcl NVDR	824,911
418,800	Pruksa Holding Pcl (Foreign Registered)	314,045
1,663,800	Pruksa Holding Pcl NVDR	1,247,632
1,176,700	PTT Exploration & Production Pcl (Foreign Registered)	4,285,989
5,106,200	PTT Exploration & Production Pcl NVDR	18,598,713
3,365,300	PTT Global Chemical Pcl (Foreign Registered)	10,577,936

70	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	Thailand — continued
1,852,300	PTT Global Chemical Pcl NVDR	5,822,218
1,433,000	PTT Pcl (Foreign Registered)	25,706,628
1,216,500	PTT Pcl NVDR	21,822,828
8,215,100	Quality Houses Pcl (Foreign Registered)	778,932
14,716,500	Quality Houses Pcl NVDR	1,395,375
804,400	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	1,362,863
739,700	Ratchaburi Electricity Generating Holding Pcl NVDR	1,253,245
33,841,100	Sansiri Pcl (Foreign Registered)	2,079,400
18,475,700	Sansiri Pcl NVDR	1,135,257
5,650,400	SC Asset Corp Pcl (Foreign Registered)	676,859
381,900	SC Asset Corp Pcl NVDR	45,748
1,197,700	Siam Cement Pcl (The) (Foreign Registered)	18,653,217
474,000	Siam Cement Pcl (The) NVDR	7,382,168
527,200	Siam Commercial Bank Pcl (The) (Foreign Registered)	2,488,878
1,429,100	Siam Commercial Bank Pcl (The) NVDR	6,746,690
638,600	Siamgas & Petrochemicals Pcl NVDR	626,949
4,734,300	Star Petroleum Refining Pcl	2,657,321
2,530,300	Star Petroleum Refining Pcl (Foreign Registered)	1,420,236
1,266,100	STP & I Pcl (Foreign Registered)	202,958
1,016,600	STP & I Pcl NVDR	162,962
1,326,900	Supalai Pcl (Foreign Registered)	972,736
2,257,000	Supalai Pcl NVDR	1,654,580
31,935,300	Thai Beverage Pcl	20,106,884
286,700	Thai Oil Pcl (Foreign Registered)	937,345
746,000	Thai Oil Pcl NVDR	2,438,991
532,100	Thai Vegetable Oil Pcl (Foreign Registered)	532,658
478,300	Thai Vegetable Oil Pcl NVDR	478,801
4,515,500	Thanachart Capital Pcl (Foreign Registered)	7,993,190
574,500	Thanachart Capital Pcl NVDR	1,016,961
1,118,100	Tipco Asphalt Pcl NVDR	706,790
667,300	Total Access Communication Pcl (Foreign Registered)	966,342
1,638,600	TTW Pcl (Foreign Registered)	694,008
2,286,600	TTW Pcl NVDR	968,459
8,671,500	WHA Corp Pcl NVDR	1,134,875

	Total Thailand	271,588,285

	Turkey — 1.3%
1,014,619	Adana Cimento Sanayii TAS – Class C	276,914
700,749	Akbank Turk AS	1,946,567
40,889	Aksa Akrilik Kimya Sanayii AS	164,957
116,288	BIM Birlesik Magazalar AS	2,290,417

Shares	Description	Value ($)
	Turkey — continued
376,309	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	411,908
30,570,615	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT) *	21,140,278
197,698	Enka Insaat ve Sanayi AS	285,365
4,851,087	Eregli Demir ve Celik Fabrikalari TAS	14,428,804
47,866	Ford Otomotiv Sanayi AS	786,843
1,411,366	Haci Omer Sabanci Holding AS	3,971,179
1,044,639	Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS *	1,370,390
2,594,415	KOC Holding AS	12,265,910
34,773	Koza Altin Isletmeleri AS *	298,389
4,714,590	Soda Sanayii AS	6,267,036
48,462	TAV Havalimanlari Holding AS	294,498
52,639	Tupras Turkiye Petrol Rafineriler AS	1,615,551
5,199,416	Turkiye Garanti Bankasi AS	15,975,354
3,272,314	Turkiye Halk Bankasi AS	8,258,523
17,211,072	Turkiye Is Bankasi – Class C	34,155,863
4,588,779	Turkiye Sinai Kalkinma Bankasi AS	2,038,618
1,528,298	Turkiye Sise ve Cam Fabrikalari AS	1,911,610
8,221,143	Turkiye Vakiflar Bankasi TAO – Class D	15,811,601
927,037	Yapi ve Kredi Bankasi AS *	1,155,123

	Total Turkey	147,121,698

	United Arab Emirates — 0.0%
1,430,912	Aldar Properties PJSC	839,153
1,822,269	DAMAC Properties Dubai Co PJSC	1,485,561
192,376	Emirates Telecommunications Group Co PJSC	899,759

	Total United Arab Emirates	3,224,473

	United Kingdom — 2.2%
720,962	3i Group Plc	9,273,745
45,345	888 Holdings Plc	177,977
620,983	AstraZeneca Plc	40,644,719
24,193	Bellway Plc	1,031,273
267,478	Berkeley Group Holdings Plc (The)	14,155,430
756,962	British American Tobacco Plc	44,677,760
61,720	Carillion Plc (c)	—
83,699	Cobham Plc *	129,935
327,961	Coca-Cola HBC AG *	10,721,736
33,717	Computacenter Plc	510,004
8,662	Crest Nicholson Holdings Plc	56,652
249,740	Debenhams Plc	98,087
20,800	Diageo Plc Sponsored ADR	2,821,312
89,362	EI Group Plc *	153,503
394,276	Electrocomponents Plc	3,402,508
38,966	Fenner Plc	254,355
1,031,672	Ferrexpo Plc	4,409,409

See accompanying notes to the financial statements.	71

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	United Kingdom — continued
41,063	Galliford Try Plc	515,956
8,328	Games Workshop Group Plc	273,056
6,619	GlaxoSmithKline Plc	118,703
501,500	GlaxoSmithKline Plc Sponsored ADR	18,209,465
420,017	Inchcape Plc	3,912,699
256,494	Indivior Plc *	1,331,930
5,430	Intermediate Capital Group Plc	78,550
140,585	Jupiter Fund Management Plc	984,423
520	Land Securities Group Plc (REIT)	6,608
138,383	McBride Plc *	298,541
39,226	Mondi Plc	1,020,401
43,294	Morgan Sindall Group Plc	737,649
61,230	N Brown Group Plc	160,828
96,900	Nomad Foods Ltd *	1,588,191
784,232	Persimmon Plc	28,035,124
45,433	Plus500 Ltd	742,216
92,011	QinetiQ Group Plc	258,728
322,695	Reckitt Benckiser Group Plc	25,614,359
71,503	RPS Group Plc	223,201
274,917	Sage Group Plc (The)	2,606,782
69,307	Spectris Plc	2,590,020
168,180	Stock Spirits Group Plc	634,965
483,078	Unilever Plc	24,838,972
4,804	Vedanta Resources Plc	48,264
136,895	Vesuvius Plc	1,106,468

	Total United Kingdom	248,454,504

	United States — 11.2%
15,740	3M Co.	3,706,927
279,257	Abbott Laboratories	16,847,575
228,455	Accenture Plc – Class A	36,783,540
253,075	Aetna, Inc.	44,809,459
66,657	Alphabet, Inc. – Class C *	73,637,988
274,232	American Express Co.	26,740,362
75,877	Amphenol Corp. – Class A	6,934,399
53,930	Analog Devices, Inc.	4,861,790
94,166	Anthem, Inc.	22,164,793
373,043	Apple, Inc.	66,446,419
27,388	Automatic Data Processing, Inc. (a)	3,158,384
51,681	Becton Dickinson and Co.	11,474,216
100,000	Bunge Ltd. (a)	7,543,000
274,100	Cars.com, Inc. *	7,507,599
289,939	Cavium, Inc. *	25,816,169
173	CenturyLink, Inc.	3,057
615,771	Cisco Systems, Inc.	27,574,225
360,754	Coca-Cola Co. (The)	15,591,788
377,131	Cognizant Technology Solutions Corp. – Class A	30,932,285
57,428	Colgate-Palmolive Co. (a)	3,960,809
133,222	Costco Wholesale Corp.	25,432,080

Shares	Description	Value ($)
	United States — continued
107,652	CVS Health Corp. (a)	7,291,270
175,000	Dell Technologies, Inc. – Class V * (a)	13,000,750
303,300	Dr Pepper Snapple Group, Inc.	35,258,625
74,236	Eli Lilly & Co.	5,717,657
148,599	Emerson Electric Co.	10,559,445
74,698	Honeywell International, Inc.	11,287,615
1,721,190	HRG Group, Inc. *	27,177,590
18,360	Humana, Inc.	4,990,615
412,835	Johnson & Johnson	53,619,010
2	Lennar Corp. – Class A	113
83,200	Macquarie Infrastructure Corp.	3,369,600
38,524	Mastercard, Inc. – Class A	6,770,978
403,073	Medtronic Plc	32,201,502
768,108	Microsoft Corp.	72,025,487
50,816	Mondelez International, Inc. – Class A (a)	2,230,822
550,071	Monsanto Co.	67,862,259
66,840	Net 1 UEPS Technologies, Inc. *	685,110
681,128	NxStage Medical, Inc. *	15,856,660
1,296,561	Oracle Corp.	65,696,746
42,910	PepsiCo, Inc.	4,708,514
270,944	Pfizer, Inc.	9,837,977
134,089	Philip Morris International, Inc.	13,884,916
75,431	Pinnacle Entertainment, Inc. *	2,275,753
76,605	Pinnacle Foods, Inc. (a)	4,133,606
450,129	QUALCOMM, Inc. (a)	29,258,385
423,997	Rockwell Collins, Inc.	58,392,867
159,207	Schlumberger Ltd.	10,450,347
27,722	Spectrum Brands Holdings, Inc.	2,736,439
69,823	Stryker Corp.	11,322,498
146,261	Tenet Healthcare Corp. *	3,012,977
151,742	Teradata Corp. *	5,587,140
174,872	Texas Instruments, Inc.	18,947,381
362,005	TJX Cos., Inc. (The)	29,930,573
45,917	T-Mobile US, Inc. * (a)	2,783,029
434,611	Tribune Media Co. – Class A	18,110,240
275,000	Twenty-First Century Fox, Inc. – Class A (a)	10,125,500
24,886	Twitter, Inc. * (a)	792,868
157,627	United Technologies Corp. (a)	21,238,662
235,449	UnitedHealth Group, Inc.	53,249,146
488,291	US Bancorp	26,543,499
99,802	VF Corp.	7,442,235
200,000	Viacom, Inc. – Class B (a)	6,668,000
37,500	VMware, Inc. – Class A (a) *	4,940,625
34,634	Walt Disney Co. (The) (a)	3,572,843
457,916	Wells Fargo & Co.	26,746,874
153,008	Williams Cos , Inc. (The) (a)	4,247,502
20	Worldpay, Inc. *	1,600

	Total United States	1,288,470,714

	TOTAL COMMON STOCKS (COST $5,861,666,017)	6,582,119,654

72	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	PREFERRED STOCKS (d) — 1.5%

	Brazil — 0.6%
518,122	Banco Bradesco SA	6,186,698
305,900	Banco do Estado do Rio Grande do Sul SA – Class B	1,709,965
264,850	Bradespar SA	2,787,251
978,600	Braskem SA – Class A	13,996,792
1,308,475	Centrais Eletricas Brasileiras SA – Class B	11,243,479
5,439	Companhia Energetica de Minas Gerais Sponsored ADR	13,597
770,560	Itau Unibanco Holding SA	11,956,270
5,212,676	Itausa – Investimentos Itau SA	21,063,263

	Total Brazil	68,957,315

	Colombia — 0.0%
74,600	Bancolombia SA Sponsored ADR	3,146,628

	Germany — 0.0%
34,296	Bayerische Motoren Werke AG	3,096,968
3,025	Draegerwerk AG & Co KGaA	309,440
913	Henkel AG & Co KGaA	121,124
18,472	Porsche Automobil Holding SE	1,538,710
21,599	RWE AG	382,880

	Total Germany	5,449,122

	Russia — 0.1%
39,581	Bashneft PJSC	1,130,976
1,161,600	Sberbank of Russia PJSC	4,634,252
676	Transneft PJSC	2,209,274

	Total Russia	7,974,502

	South Korea — 0.8%
31,125	Hyundai Motor Co	2,571,170
48,099	Hyundai Motor Co 2nd Preference	4,316,422
60,533	LG Electronics Inc	2,299,383
40,104	Samsung Electronics Co Ltd	73,670,716
6,084	Samsung Electronics Co Ltd GDR	5,519,714

	Total South Korea	88,377,405

	Taiwan — 0.0%
220,277	CTBC Financial Holding Co Ltd *	458,730

	TOTAL PREFERRED STOCKS (COST $127,886,279)	174,363,702

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
122,505	Itausa – Investimentos Itau SA Rights, Expires 4/05/18 * (e)	203,741

	Canada — 0.0%
449,600	Alignvest Acquisition II Corp * (e)	217,232

Shares / Par Value†		Description	Value ($)
		Chile — 0.0%
	2,209,151	Enel Chile SA *	37

		Thailand — 0.0%
	174,750	Supalai Pcl *	106,956
	753,450	Supalai Public Co Rights *	463,255

		Total Thailand	570,211

		United States — 0.0%
	2,616,810	Media General, Inc. CVR * (e)	26,168
	2,279,800	Safeway PDC, LLC CVR * (e)	22,798

		Total United States	48,966

		TOTAL RIGHTS/WARRANTS (COST $627,774)	1,040,187

		INVESTMENT FUNDS — 0.1%

		United States — 0.1%
	126,246	iShares MSCI Emerging Markets ETF	6,062,333

		TOTAL INVESTMENT FUNDS (COST $6,184,912)	6,062,333

		DEBT OBLIGATIONS — 33.8%

		Australia — 0.0%
		Corporate Debt — 0.0%
	1,791,000	Crest Nicholsotd / BlueScope Steel Finance USA LLC, 144A, 6.50%, due 05/15/21	1,858,162
	750,000	Virgin Australia Holdings Ltd, 144A, 8.50%, due 11/15/19	779,610

		Total Australia	2,637,772

		Bermuda — 0.0%
		Corporate Debt — 0.0%
	750,000	Teekay Corp, 8.50%, due 01/15/20	781,875

		Brazil — 0.3%
		Corporate Debt — 0.3%
	7,544,000	Oi Brasil Holdings Cooperatief UA, Reg. S, 5.75%, due 02/10/22 (e) (f)	3,394,800
EUR	20,750,000	Portugal Telecom International Finance BV, Reg. S, 5.88%, due 04/17/18 (e) (f)	11,391,752
EUR	3,032,000	Portugal Telecom International Finance BV, Reg. S, 4.63%, due 05/08/20 (e) (f)	1,664,568
EUR	3,714,000	Portugal Telecom International Finance BV, Reg. S, 4.50%, due 06/16/25 (e) (f)	2,038,986

See accompanying notes to the financial statements.	73

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†		Description	Value ($)
		Brazil — continued
		Corporate Debt — continued
	26,156,000	Telemar Norte Leste SA, Reg. S, 5.50%, due 10/23/20 (e) (f)	11,770,200

		Total Brazil	30,260,306

		Canada — 0.0%
		Corporate Debt — 0.0%
	500,000	Bellatrix Exploration Ltd, 144A, 8.50%, due 05/15/20	409,375
	500,000	Canbriam Energy Inc, 144A, 9.75%, due 11/15/19	510,000
	750,000	Eldorado Gold Corp, 144A, 6.13%, due 12/15/20	729,375
	1,400,000	Teck Resources Ltd, 6.13%, due 10/01/35	1,522,500

		Total Canada	3,171,250

		France — 0.0%
		Corporate Debt — 0.0%
	1,250,000	Credit Agricole SA, 144A, Variable Rate, 3 mo. LIBOR + 6.98%, 8.38%	1,345,313

		Germany — 0.0%
		Corporate Debt — 0.0%
	1,708,000	Deutsche Bank AG, 4.50%, due 04/01/25	1,673,277

		Hong Kong — 0.0%
		Corporate Debt — 0.0%
	750,000	Studio City Co Ltd, 144A, 5.88%, due 11/30/19	768,750

		Ireland — 0.0%
		Corporate Debt — 0.0%
	1,130,000	Park Aerospace Holdings Ltd, 144A, 5.50%, due 02/15/24	1,135,650

		Italy — 0.0%
		Corporate Debt — 0.0%
	1,100,000	Intesa Sanpaolo SPA, 144A, 5.02%, due 06/26/24	1,097,797

		Japan — 4.3%
		Corporate Debt — 0.0%
	1,700,000	SoftBank Group Corp, 144A, 4.50%, due 04/15/20	1,714,875

		Foreign Government Obligations — 4.3%
JPY	11,100,000,000	Japan Treasury Discount Bill, Zero Coupon, due 04/05/18	104,045,269
JPY	4,437,000,000	Japan Treasury Discount Bill, Zero Coupon, due 04/23/18	41,593,480

Par Value†		Description	Value ($)
		Japan — continued
		Foreign Government Obligations — continued
JPY	10,350,000,000	Japan Treasury Discount Bill, Zero Coupon, due 05/14/18	97,035,361
JPY	2,040,000,000	Japan Treasury Discount Bill, Zero Coupon, due 05/21/18	19,126,709
JPY	6,775,000,000	Japan Treasury Discount Bill, Zero Coupon, due 03/19/18	63,501,743
JPY	13,140,000,000	Japan Treasury Discount Bill, Zero Coupon, due 03/26/18	123,162,915
JPY	3,937,000,000	Japan Treasury Discount Bill, Zero Coupon, due 04/09/18	36,903,891

		Total Foreign Government Obligations	485,369,368

		Total Japan	487,084,243

		Luxembourg — 0.0%
		Corporate Debt — 0.0%
	750,000	Coveris Holdings SA, 144A, 7.88%, due 11/01/19	744,075
	500,000	Intelsat Jackson Holdings SA, 7.25%, due 10/15/20	465,625

		Total Luxembourg	1,209,700

		Norway — 0.0%
		Corporate Debt — 0.0%
	750,000	Petroleum Geo-Services ASA, 144A, 7.38%, due 12/15/20	738,750

		Puerto Rico — 0.1%
		Municipal Obligations — 0.1%
	1,000,000	Commonwealth of Puerto Rico, 5.25%, due 07/01/16 (f)	310,000
	1,000,000	Commonwealth of Puerto Rico, 8.00%, due 07/01/35 (f)	307,500
	1,000,000	Puerto Rico Public Buildings Authority, 5.00%, due 07/01/32 (f)	312,500
	1,500,000	Puerto Rico Public Buildings Authority, 5.25%, due 07/01/33 (f)	468,750
	3,197,940	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/44	2,350,486
	12,056,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/47	8,635,110

		Total Puerto Rico	12,384,346

		South Africa — 0.0%
		Corporate Debt — 0.0%
EUR	2,400,000	Steinhoff Finance Holding GmbH, Reg. S, 144A, 1.25%, due 08/11/22	2,203,320

74	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	Spain — 0.1%
	Bank Loans — 0.1%
4,541,570	Abengoa S.A., NM Term Loan A, 7.00%, due 03/31/21 (e)	4,791,357
729,660	Abengoa S.A., Term Loan Escrow, 7.00%, due 03/31/21 (e)	762,494
867,948	ABG Orphan Holdco S.a r.l., USD Facility 1A Escrow Tranche, 14.00%, due 03/31/21 (e)	907,006

		6,460,857

	Corporate Debt — 0.0%
1,955,984	ABG Orphan Holdco S.a r.l., 144A, 14.00%, due 02/28/21 (e)	2,073,343
674,719	ABG Orphan Holdco S.a r.l., 144A, 14.00%, due 02/28/21 (e)	715,202

		2,788,545

	Total Spain	9,249,402

	United Kingdom — 0.0%
	Corporate Debt — 0.0%
1,000,000	Avon Products, Inc., 7.00%, due 03/15/23	917,500
1,130,000	Royal Bank of Scotland Group Plc, 5.13%, due 05/28/24	1,157,743
1,510,000	Virgin Media Secured Finance Plc, 144A, 5.25%, due 01/15/26	1,479,800

	Total United Kingdom	3,555,043

	United States — 29.0%
	Asset-Backed Securities — 3.7%
1,473,215	AccessLex Institute, Series 05-2, Class A3, Variable Rate, 3 mo. LIBOR + 0.18%, 2.08%, due 11/22/24	1,473,238
6,099,006	Acis CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.87%, 2.60%, due 04/18/24	6,102,171
1,131,640	AMMC CLO 21 Ltd., Series 17-21A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 2.63%, due 11/02/30	1,133,399
3,448,524	AMMC CLO XII Ltd., Series 13-12A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.46%, due 11/10/30	3,448,524
1,422,516	AMMC CLO XIII Ltd., Series 13-13A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.69%, due 07/24/29	1,427,111
2,648,752	AMMC CLO XIV Ltd., Series 14-14A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.70%, due 07/25/29	2,655,480

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
609,746	Anchorage Capital CLO 6 Ltd., Series 15-6A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.62%, due 07/15/30	610,802
714,720	Anchorage Capital CLO Ltd., Series 14-5RA, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.32%, due 01/15/30	714,714
1,589,507	Anchorage Capital CLO Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.37%, due 10/13/30	1,589,493
1,322,709	Apidos CLO X, Series 12-10A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.42%, 3.19%, due 10/30/22	1,323,607
2,620,640	Apidos CLO XII, Series 13-12A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.64%, due 04/15/31	2,626,903
16,764,401	Apidos CLO XV, Series 13-15A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.84%, due 10/20/25	16,788,140
2,019,734	Atlas Senior Loan Fund III Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.02%, due 11/17/27	2,019,728
849,300	Atlas Senior Loan Fund X Ltd., Series 18-10A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.36%, due 01/15/31	849,297
14,121,449	Atrium X, Series ATRM-10A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + .95%, 2.67%, due 07/16/25	14,133,693
1,075,058	Avery Point III CLO Ltd., Series 13-3A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.85%, due 01/18/25	1,078,167
1,132,400	Babson CLO Ltd., Series 15-IA, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.55%, 2.28%, due 01/20/31	1,132,398
1,414,550	Bain Capital Credit CLO, Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.54%, due 07/20/30	1,414,536
3,226,872	Ballyrock CLO LLC, Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.18%, 3.06%, due 05/20/25	3,233,822
1,103,349	Benefit Street Partners CLO III Ltd., Series 13-IIIA, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 2.59%, due 07/20/29	1,104,606

See accompanying notes to the financial statements.	75

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
638,571	Black Diamond CLO Ltd., Series 17-IA, Class X, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.36%, due 04/24/29	640,046
3,973,793	BlueMountain CLO Ltd., Series 13-3A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.89%, 2.65%, due 10/29/25	3,977,537
1,186,040	BlueMountain CLO Ltd., Series 14-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.26%, 3.03%, due 04/30/26	1,187,799
2,593,342	BlueMountain CLO Ltd., Series 13-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.39%, due 10/22/30	2,593,318
1,250,840	Brookside Mill CLO Ltd., Series 13-1A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.30%, due 01/17/28	1,250,830
4,529,600	Carlyle Global Market Strategies CLO Ltd., Series 13-2A, Class YR, 144A, Variable Rate, 3 mo. LIBOR + 0.50%, 2.23%, due 01/18/29	4,529,582
1,213,286	Carlyle US CLO Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .80%, 2.54%, due 07/20/31	1,214,203
494,495	Catamaran CLO Ltd., Series 12-1A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.19%, 2.82%, due 12/20/23	495,853
1,131,640	Catamaran CLO Ltd., Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 1.96%, due 04/22/30	1,131,630
3,677,830	CBAM Ltd., Series 17-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.70%, 2.07%, due 10/17/29	3,677,734
2,829,100	CBAM Ltd., Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.54%, due 07/20/30	2,830,186
5,658,200	CBAM Ltd., Series 17-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.19%, due 01/15/31	5,657,940
490,007	Cent CLO, Series 12-16A, Class A1AR, 144A, Variable Rate, 3 mo. LIBOR + 1.25%, 3.02%, due 08/01/24	490,947
1,787,314	Cent CLO, Series 13-17A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.30%, 3.07%, due 01/30/25	1,788,953
2,970,555	CIFC Funding II Ltd., Series 13-2A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.38%, due 10/18/30	2,970,528

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
1,430,400	CIFC Funding III Ltd., Series 17-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.54%, due 07/20/30	1,431,481
3,814,818	CIFC Funding IV Ltd., Series 17-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.13%, due 10/24/30	3,816,405
1,489,000	CIFC Funding Ltd., Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.39%, due 01/18/31	1,488,987
560,803	Citigroup Global Markets Mortgage Securities VII, Inc., Series 01-MMA, Class F4, 144A, Variable Rate, 6.50%, due 02/18/34	563,445
2,011,500	Crown Point CLO Ltd., Series 18-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.88%, due 04/20/31	2,011,500
952,960	CVP Cascade CLO-1 Ltd., Series 13-CLO1, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.87%, due 01/16/26	953,333
2,762,095	Dryden 30 Senior Loan Fund, Series 13-30A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.44%, due 11/15/28	2,762,081
2,425,720	Dryden 31 Senior Loan Fund, Series 14-31A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.08%, 2.81%, due 04/18/26	2,428,121
9,145,428	Dryden XXVI Senior Loan Fund, Series 13-26A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.82%, due 07/15/25	9,151,674
848,730	Dryden XXVIII Senior Loan Fund, Series 13-28A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.59%, due 08/15/30	848,921
1,697,460	Elevation CLO Ltd., Series 14-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.00%, due 10/15/29	1,697,445
1,138,713	Galaxy XV CLO Ltd., Series 13-15A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.37%, due 10/15/30	1,143,268
3,206,480	Galaxy XX CLO Ltd., Series 15-20A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.34%, due 04/20/31	3,206,480
17,561,692	GCO Education Loan Funding Master Trust-II, Series 07-1A, Class A6L, 144A, Variable Rate, 3 mo. LIBOR + .11%, 2.05%, due 11/25/26	17,442,721

76	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
2,888,660	Goldentree Loan Management US CLO 2 Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.17%, due 11/28/30	2,888,608
317,593	GoldenTree Loan Opportunities VII Ltd., Series 13-7A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.90%, due 04/25/25	317,658
2,084,600	Goldentree Loan Opportunities XI Ltd., Series 15-11A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.33%, due 01/18/31	2,084,581
1,980,370	Greywolf CLO V Ltd., Series 15-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.40%, due 01/27/31	1,980,352
1,341,763	Halcyon Loan Advisors Funding Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.87%, due 04/15/25	1,342,460
2,038,320	Highbridge Loan Management Ltd., Series 6A-2015, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.49%, due 02/05/31	2,038,320
848,730	Highbridge Loan Management Ltd., Series 3A-2014, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.53%, due 07/18/29	849,364
990,185	Highbridge Loan Management Ltd., Series 13-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.39%, due 10/20/29	990,177
9,373,896	Higher Education Funding I, Series 05-1, Class A5, Variable Rate, 3 mo. LIBOR + .16%, 2.10%, due 02/25/32	9,347,983
2,360,160	ICG US CLO Ltd., Series 14-2A, Class XRR, 144A, Variable Rate, 3 mo. LIBOR + .55%, 2.77%, due 01/15/31	2,360,160
1,980,370	Jamestown CLO X Ltd., Series 17-10A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.37%, due 07/17/29	1,984,055
970,768	KeyCorp Student Loan Trust, Series 00-A, Class A2, Variable Rate, 3 mo. LIBOR + 0.32%, 2.26%, due 05/25/29	965,613
1,470,737	KeyCorp Student Loan Trust, Series 06-A, Class 2A4, Variable Rate, 3 mo. LIBOR + 0.31%, 1.98%, due 09/27/35	1,469,334
4,308,814	KeyCorp Student Loan Trust, Series 99-B, Class CTFS, Variable Rate, 3 mo. LIBOR + 0.90%, 2.84%, due 11/25/36	4,312,476

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
1,603,663	KeyCorp Student Loan Trust, Series 05-A, Class 2A4, Variable Rate, 3 mo. LIBOR + 0.34%, 2.01%, due 06/27/38	1,603,326
1,856,678	KeyCorp Student Loan Trust, Series 04-A, Class 2B, Variable Rate, 3 mo. LIBOR + 0.53%, 2.29%, due 01/27/42	1,856,864
1,698,600	Kingsland VIII Ltd., Series 18-8A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.70%, 2.53%, due 04/20/31	1,698,600
1,340,100	KKR CLO Ltd., Series 9, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.67%, due 07/15/30	1,342,597
6,970	LB-UBS Commercial Mortgage Trust, Series 06-C1, Class AJ, Variable Rate, 5.28%, due 02/15/41	6,971
1,447,308	LCM XXV Ltd., Series 25A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.69%, due 07/20/30	1,451,609
16,133,613	Montana Higher Education Student Assistance Corp., Series 05-1, Class B, Variable Rate, 3 mo. LIBOR + 0.12%, 1.75%, due 06/20/30	16,082,147
1,697,460	Mountain View CLO LLC, Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.52%, due 01/16/31	1,697,655
2,085,196	Mountain View CLO Ltd., Series 13-1A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.46%, due 10/12/30	2,085,175
893,400	MP CLO III Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.39%, due 10/20/30	893,393
4,014,262	National Collegiate Student Loan Trust, Series 06-1, Class A4, Variable Rate, 1 mo. LIBOR + 0.25%, 1.87%, due 03/27/28	3,989,433
380,754	National Collegiate Student Loan Trust, Series 07-2, Class A2, Variable Rate, 1 mo. LIBOR + 0.13%, 1.75%, due 06/26/28	380,378
17,880,000	National Collegiate Student Loan Trust, Series 07-2, Class A3, Variable Rate, 1 mo. LIBOR + 0.23%, 1.85%, due 03/26/29	17,458,565
4,640,608	National Collegiate Student Loan Trust, Series 07-1, Class A3, Variable Rate, 1 mo. LIBOR + 0.24%, 1.86%, due 07/25/30	4,527,747

See accompanying notes to the financial statements.	77

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
990,185	Neuberger Berman CLO XV, Series 13-15A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.37%, due 10/15/29	990,176
1,520,917	Neuberger Berman CLO XVII Ltd., Series 14-17A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.74%, due 04/22/29	1,524,408
1,751,568	Newcastle CDO V Ltd., Series 04-5A, Class 3, 144A, Variable Rate, 3 mo. LIBOR + .90%, 2.20%, due 12/24/39	1,748,516
11,996,085	NewMark Capital Funding CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.94%, 2.43%, due 06/02/25	11,998,484
3,622,515	NewMark Capital Funding CLO Ltd., Series 13-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.61%, due 06/02/25	3,624,699
223,500	Oaktree CLO Ltd., Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .90%, 2.72%, due 05/13/29	223,591
6,292,993	Ocean Trails CLO IV, Series 13-4A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.72%, due 08/13/25	6,294,069
1,132,400	Octagon Investment Partners XII Ltd., Series 12-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .88%, 2.60%, due 07/15/19	1,133,667
944,026	Octagon Investment Partners XV Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.54%, due 07/19/30	944,938
2,086,000	Octagon Investment Partners XVII Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.58%, due 01/25/31	2,086,000
2,835,089	OFSI Fund V Ltd., Series 13-5A, Class A1LA, 144A, Variable Rate, 3 mo. LIBOR + 0.93%, 2.66%, due 04/17/25	2,835,951
848,730	OFSI Fund V Ltd., Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 2.57%, due 08/16/29	849,833
8,940,000	OFSI Fund VI Ltd., Series 14-6A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.38%, due 03/20/25	8,940,000
8,685,981	OFSI Fund VI Ltd., Series 14-6A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.03%, 2.75%, due 03/20/25	8,699,870

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
3,143,430	OHA Credit Partners Ltd., Series 13-8A, Class A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.86%, due 04/20/25	3,149,126
1,042,300	OHA Credit Partners XIV Ltd., Series 17-14A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.18%, due 01/21/30	1,042,281
2,178,407	OZLM Funding Ltd., Series 13-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.39%, due 10/22/30	2,178,387
1,081,014	OZLM XI Ltd., Series 15-11A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.52%, due 10/30/30	1,081,431
9,649,240	Palmer Square Loan Funding Ltd., Series 18-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.82%, due 04/15/26	9,649,240
2,795,240	Seneca Park CLO Ltd., Series 14-1A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.85%, due 07/17/26	2,798,633
1,414,550	Shackleton CLO Ltd., Series 13-3A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.32%, due 07/15/30	1,414,515
15,863,678	SLC Student Loan Trust, Series 08-2, Class A3, Variable Rate, 3 mo. LIBOR + .65%, 2.24%, due 09/15/18	15,863,706
13,152,939	SLM Private Credit Student Loan Trust, Series 07-A, Class A3, Variable Rate, 3 mo. LIBOR + .17%, 1.76%, due 12/15/26	13,141,473
3,151,395	SLM Private Education Loan Trust, Series 14-A, Class A2B, 144A, Variable Rate, 1 mo. LIBOR + 1.15%, 2.74%, due 01/15/26	3,170,513
1,552,087	SLM Private Education Loan Trust, Series 11-A, Class A2, 144A, 4.37%, due 04/17/28	1,569,579
6,081,076	SLM Private Education Loan Trust, Series 11-A, Class A3, 144A, Variable Rate, 1 mo. LIBOR + 2.50%, 4.09%, due 01/15/43	6,282,077
8,269,397	SLM Private Education Loan Trust, Series 10-A, Class 2A, 144A, Variable Rate, 1 mo. LIBOR + 3.25%, 4.84%, due 05/16/44	8,496,119
2,840,174	SLM Private Education Loan Trust, Series 11-C, Class A2B, 144A, 4.54%, due 10/17/44	2,895,637
1,374,645	SLM Private Education Loan Trust, Series 12-C, Class A2, 144A, 3.31%, due 10/15/46	1,375,577

78	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
13,299,456	SLM Student Loan Trust, Series 07-6, Class A4, Variable Rate, 3 mo. LIBOR + .38%, 2.13%, due 10/25/24	13,309,775
4,862,866	SMB Private Education Loan Trust, Series 17-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 0.45%, 2.04%, due 06/17/24	4,868,630
342,578	South Carolina Student Loan Corp., Series 08-1, Class A3, Variable Rate, 3 mo. LIBOR + 0.75%, 2.23%, due 03/02/20	342,835
3,843,958	South Carolina Student Loan Corp., Series 2005, Class A3, Variable Rate, 3 mo. LIBOR + .14%, 1.62%, due 12/01/23	3,830,812
3,933,374	Symphony CLO V Ltd., Series 07-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.47%, due 01/15/24	3,934,743
172,015	Symphony CLO VIII LP, Series 12-8A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.80%, due 01/09/23	172,186
1,407,105	TCI-Symphony CLO Ltd., Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.52%, due 07/15/30	1,408,318
848,730	Telos CLO, Series 13-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.73%, due 07/17/26	850,017
2,376,444	Telos CLO Ltd., Series 13-4A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.48%, due 01/17/30	2,376,420
495,425	THL Credit Wind River CLO Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .90%, 2.64%, due 07/20/30	496,300
2,036,952	THL Credit Wind River CLO Ltd., Series 17-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .60%, 2.48%, due 11/20/30	2,036,944
2,150,399	Tryon Park CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.84%, due 07/15/25	2,154,700
1,936,072	Velocity Commercial Capital Loan Trust, Series 15-1, Class AFL, 144A, Variable Rate, 1 mo. LIBOR + 2.43%, 4.05%, due 06/25/45	1,958,650
6,298,470	Voya CLO Ltd., Series 13-3A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.05%, 2.78%, due 01/18/26	6,300,360

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
1,485,277	Voya CLO Ltd., Series 17-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.54%, due 07/20/30	1,485,277
3,394,920	Voya CLO Ltd., Series 13-1A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.32%, due 10/15/30	3,394,889
905,312	Voya CLO Ltd., Series 16-1A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.32%, due 01/20/31	905,307
427,592	WhiteHorse VI Ltd., Series 12-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.20%, 2.98%, due 02/03/25	428,259
14,085,940	WhiteHorse VIII Ltd., Series 14-1A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.28%, due 05/01/26	14,099,744
619,281	Ziggurat CLO Ltd., Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.63%, due 04/17/29	620,057

		427,225,097

	Bank Loans — 0.2%
14,600,000	21st Century Oncology Holdings, Inc., Exit Term Loan, 3 mo. LIBOR + 6.13%, 7.86%, due 01/16/23 (e)	14,125,500
10,435,389	Sears Roebuck Acceptance Corp., Extended ABL TL, 3 mo. LIBOR + 3.75%, 6.05%, due 01/20/19 (e)	10,409,300

		24,534,800

	Corporate Debt — 0.8%
750,000	ADT Corp. (The), 144A, 4.88%, due 07/15/32	682,500
900,000	Allegheny Technologies, Inc., 5.95%, due 01/15/21	916,875
500,000	Ally Financial, Inc., 8.00%, due 11/01/31	617,500
642,000	APX Group, Inc., 6.38%, due 12/01/19	651,630
150,000	Arconic, Inc., 6.15%, due 08/15/20	158,787
750,000	Arconic, Inc., 6.75%, due 01/15/28	855,000
251,000	Boxer Parent Co., Inc., 144A, 9.00%, due 10/15/19	251,314
500,000	Cablevision Systems Corp., 8.00%, due 04/15/20	531,350
510,000	Calpine Corp., 144A, 6.00%, due 01/15/22	524,663
2,270,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, due 09/30/22	2,311,144

See accompanying notes to the financial statements.	79

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	United States — continued
	Corporate Debt — continued
900,000	CenturyLink, Inc., 5.80%, due 03/15/22	887,625
750,000	CF Industries, Inc., 4.95%, due 06/01/43	682,500
1,890,000	Cheniere Corpus Christi Holdings LLC, 5.13%, due 06/30/27	1,911,262
1,000,000	CHS/Community Health Systems, Inc., 8.00%, due 11/15/19	935,000
380,000	Clean Harbors, Inc., 5.13%, due 06/01/21	382,375
1,500,000	CNO Financial Group, Inc., 4.50%, due 05/30/20	1,515,000
1,130,000	CommScope Technologies LLC, 144A, 5.00%, due 03/15/27	1,101,750
1,000,000	Comstock Resources, Inc., 10.00%, due 03/15/20	1,035,000
375,000	Continental Resources, Inc., 5.00%, due 09/15/22	380,625
900,000	DCP Midstream Operating LP, 144A, 6.75%, due 09/15/37	1,003,500
750,000	Dynegy, Inc., 6.75%, due 11/01/19	766,125
1,000,000	Embarq Corp., 8.00%, due 06/01/36	946,250
2,750,000	EMC Corp., 3.38%, due 06/01/23	2,532,939
1,500,000	Energy Transfer Equity LP, 5.50%, due 06/01/27	1,552,500
1,250,000	Ensco Plc, 5.75%, due 10/01/44	864,062
250,000	Equinix, Inc., REIT, 5.38%, due 01/01/22	259,063
880,000	Equinix, Inc., REIT, 5.75%, due 01/01/25	919,600
750,000	Freeport-McMoRan, Inc., 3.88%, due 03/15/23	727,500
6,540,000	Frontier Communications Corp., 8.50%, due 04/15/20	6,417,375
4,243,000	Frontier Communications Corp., 6.88%, due 01/15/25	2,588,230
3,348,000	Frontier Communications Corp., 11.00%, due 09/15/25	2,623,995
2,658,000	GenOn Energy, Inc., 9.50%, due 10/15/18 (f)	2,212,785
1,899,000	GenOn Energy, Inc., 9.88%, due 10/15/20 (f)	1,580,917
5,697,000	GenOn Energy, Inc., 7.88%, due 06/15/17 (f)	4,885,177
750,000	Genworth Holdings, Inc., 7.70%, due 06/15/20	748,125
3,419,000	Gibson Brands, Inc., 144A, 8.88%, due 08/01/18	2,683,915
1,130,000	HCA, Inc., 4.50%, due 02/15/27	1,103,162
500,000	Hexion, Inc., 6.63%, due 04/15/20	465,000
4,802,588	iHeartCommunications, Inc., 14.00%, due 02/01/21 (f)	600,324

Par Value†	Description	Value ($)
	United States — continued
	Corporate Debt — continued
2,686,800	iHeartCommunications, Inc., 9.00%, due 09/15/22 (f)	2,122,572
250,000	Kindred Healthcare, Inc., 8.00%, due 01/15/20	267,188
1,130,000	Level 3 Financing, Inc., 5.63%, due 02/01/23	1,141,300
1,510,000	Levi Strauss & Co., 5.00%, due 05/01/25	1,544,005
500,000	Lexmark International, Inc., 7.13%, due 03/15/20	508,125
1,510,000	LifePoint Health, Inc., 5.88%, due 12/01/23	1,513,775
500,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 144A, 4.88%, due 04/15/20	483,750
450,000	McClatchy Co. (The), 6.88%, due 03/15/29	474,750
1,899,000	Momentive Performance Materials, Inc., 4.69%, due 04/24/22	1,989,202
600,000	Murphy Oil Corp., 4.45%, due 12/01/22	592,500
5,773,000	Murray Energy Corp., 144A, 11.25%, due 04/15/21	2,540,120
750,000	Navient Corp., 5.50%, due 01/25/23	742,500
1,140,000	Nuance Communications, Inc., 144A, 5.38%, due 08/15/20	1,149,975
250,000	NuStar Logistics LP, 5.63%, due 04/28/27	247,500
750,000	Shearer’s Foods LLC / Chip Finance Corp., 144A, 9.00%, due 11/01/19	762,188
380,000	Spectrum Brands, Inc., 5.75%, due 07/15/25	391,400
1,000,000	Springleaf Finance Corp., 5.25%, due 12/15/19	1,021,250
750,000	Sprint Capital Corp., 6.90%, due 05/01/19	776,505
1,125,000	Sprint Capital Corp., 8.75%, due 03/15/32	1,220,625
500,000	Sprint Communications, Inc., 144A, 7.00%, due 03/01/20	528,185
1,510,000	Standard Industries, Inc., 144A, 5.38%, due 11/15/24	1,543,975
760,000	Steel Dynamics, Inc., 5.25%, due 04/15/23	776,150
900,000	Talen Energy Supply LLC, 4.60%, due 12/15/21	821,250
4,861,000	Tapstone Energy LLC / Tapstone Energy Finance Corp., 144A, 9.75%, due 06/01/22	4,058,935
380,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.75%, due 03/15/24	403,275
500,000	Tenet Healthcare Corp., 5.50%, due 03/01/19	506,956
750,000	Transocean, Inc., 6.80%, due 03/15/38	603,750

80	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Par Value†	Description	Value ($)
	United States — continued
	Corporate Debt — continued
1,209,000	TRU Taj LLC / TRU Taj Finance, Inc., 144A, 11.00%, due 01/22/19 (e)	1,269,450
9,084,000	TRU Taj LLC / TRU Taj Finance, Inc., 144A, 12.00%, due 08/15/21	8,130,180
760,000	Ultra Resources, Inc., 144A, 6.88%, due 04/15/22	684,000
500,000	Universal Hospital Services, Inc., 7.63%, due 08/15/20	505,000
380,000	USG Corp., 144A, 4.88%, due 06/01/27	374,300
750,000	William Lyon Homes, Inc., 5.75%, due 04/15/19	751,875
1,100,000	Williams Cos., Inc. (The), 8.75%, due 03/15/32	1,446,500
900,000	Yum! Brands, Inc., 5.35%, due 11/01/43	819,000
750,000	Zachry Holdings, Inc., 144A, 7.50%, due 02/01/20	757,500

		95,281,955

	Mortgage Backed Securities — 0.1%
3,461,036	JP Morgan Chase Commercial Mortgage Securities Trust, Series 14-CBM, Class A, 144A, Variable Rate, 1 mo. LIBOR + .90%, 2.49%, due 10/15/29	3,461,033
1,792,470	JP Morgan Chase Commercial Mortgage Securities Trust, Series 14-FL6, Class A, 144A, Variable Rate, 1 mo. LIBOR + 1.40%, 2.99%, due 11/15/31	1,793,408
1,077,427	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.87%, due 02/25/30	1,054,106
401,323	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + 0.25%, 1.87%, due 09/25/30	400,466
381,170	Nationslink Funding Corp. Commercial Loan Pass Through Certificate, Series 99-LTL1, Class D, 144A, 6.45%, due 01/22/26	389,821

		7,098,834

	U.S. Government — 22.2%
31,298,635	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (g)	30,720,877
259,924,091	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (g)	258,422,785
275,942,212	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (g)	263,447,544
405,262,224	U.S. Treasury Inflation Indexed Bond, 0.38%, due 01/15/27 (g)	392,405,057
104,753,787	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/27 (g)	101,512,844

Par Value†	Description	Value ($)
	United States — continued
	U.S. Government — continued
259,434,245	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (g)	283,885,852
134,297,023	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (g)	158,469,569
127,950,000	U.S. Treasury Note, 0.75%, due 10/31/18 (h)	126,915,404
45,650,000	U.S. Treasury Note, 1.38%, due 11/30/18 (h)	45,434,232
137,216,200	U.S. Treasury Note, 1.38%, due 09/30/19(h)	135,420,597
169,441,000	U.S. Treasury Note, 1.50%, due 10/31/19	167,442,125
43,050,000	U.S. Treasury Note, USBM + 0.05%, 1.70%, due 10/31/19	43,076,987
112,500,000	U.S. Treasury Note, 1.75%, due 11/30/19 (h)	111,559,570
115,800,000	U.S. Treasury Note, 1.88%, due 12/31/19 (h)	115,031,016
170,367,500	U.S. Treasury Note, 2.00%, due 01/31/20	169,575,557
147,750,000	U.S. Treasury Note, 2.25%, due 02/29/20	147,721,143

		2,551,041,159

	U.S. Government Agency — 2.0%
1,400,000	Federal Home Loan Bank Discount Notes, due 05/02/18	1,395,974
9,200,000	Federal Home Loan Bank Discount Notes, due 08/03/18	9,126,326
28,000,000	Federal Home Loan Bank Discount Notes, Variable Rate, 3 mo. LIBOR – .22%, 1.58%, due 11/09/18	27,998,745
64,000,000	Federal Home Loan Bank Discount Notes, Variable Rate, 3 mo. LIBOR – .22%, 1.55%, due 02/01/19	63,987,724
3,300,000	Federal Home Loan Banks, Variable Rate, 1 mo. LIBOR + 0.11%, 1.54%, due 05/28/19	3,298,348
62,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + 0.14%, 1.54%, due 12/26/19	62,002,388
17,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + 0.28%, 1.54%, due 12/26/19	17,008,280
28,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + 0.16%, 1.63%, due 02/07/20	27,987,390
498,670	Government National Mortgage Association, Series 12-H15, Class FA, Variable Rate, 1 mo. LIBOR + 0.45%, 2.01%, due 05/20/62	499,325
8,029,467	Government National Mortgage Association, Series 17-12H, Class FE, Variable Rate, 1 mo. LIBOR + .20%, 1.76%, due 06/20/66	8,025,904

See accompanying notes to the financial statements.	81

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares / Par Value†	Description	Value ($)
	United States — continued
	U.S. Government Agency — continued
3,158,067	Government National Mortgage Association, Series 17-H05, Class FJ, Variable Rate, 1 mo. LIBOR + 0.27%, 1.83%, due 01/20/67	3,158,526
3,937,336	Government National Mortgage Association, Series 17-H13, Class FJ, Variable Rate, 1 mo. LIBOR + 0.20%, 1.76%, due 05/20/67	3,938,397

		228,427,327

	Total United States	3,333,609,172

	TOTAL DEBT OBLIGATIONS (COST $3,900,632,823)	3,892,905,966

	MUTUAL FUNDS — 0.7%

	United States — 0.7%
1,066,783	Altaba, Inc. *	79,848,708

	TOTAL MUTUAL FUNDS (COST $60,794,682)	79,848,708

	SHORT-TERM INVESTMENTS — 7.2%

	Money Market Funds — 0.2%
17,960,855	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (i) (k)	17,960,855

Par Value†	Description	Value ($)
	Repurchase Agreements — 5.7%
380,342,411	Daiwa Capital Markets America Inc. Repurchase Agreement, dated 2/28/18, maturing on 3/01/18 with a maturity value of $380,357,201 and an effective yield of 1.40%, collateralized by a U.S. Treasury Note with maturity date 02/15/20 and a market value of $388,216,181.	380,342,411
269,999,219	Nomura Securities International Inc. Repurchase Agreement, dated 2/28/18, maturing on 3/01/18 with a maturity value of $270,009,419 and an effective yield of 1.36%, collateralized by a U.S. Treasury Note with maturity date 05/15/25 and a market value of $276,008,612.	269,999,219

		650,341,630

	U.S. Government — 1.2%
49,900,000	U.S. Treasury Bill, 1.53%, due 05/03/18 (j) (k)	49,766,610
8,000,000	U.S. Treasury Bill, 0.00%, due 06/21/18 (j)	7,959,058
80,750,000	U.S. Treasury Bill, 0.00%, due 08/23/18 (j)	80,047,363

		137,773,031

	U.S. Government Agency — 0.1%
12,500,000	Federal Home Loan Bank Discount Notes, Zero Coupon, due 07/02/18	12,423,125

	TOTAL SHORT-TERM INVESTMENTS (COST $818,527,461)	818,498,641

PURCHASED OPTIONS — 0.0%

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount		Value ($)

Equity Options — Puts — 0.0%
Mondelez International, Inc. (a)	42.00 4,727,250	06/15/18	1,700	USD	7,463,000	188,700
Pinnacle Foods, Inc. (a)	52.50	06/15/18	2,000	USD	10,792,000	600,000
QUALCOMM, Inc. (a)	65.00	06/15/18	500	USD	3,250,000	204,000
Twitter, Inc. (a)	23.00	06/15/18	2,800	USD	8,920,800	114,800
United Technologies Corp. (a)	105.00	06/15/18	710	USD	9,566,540	50,410
PepsiCo, Inc.	115.00	07/20/18	200	USD	2,194,600	161,000
Walt Disney Co. (The) (a)	105.00	07/20/18	700	USD	7,221,200	441,000
Automatic Data Processing, Inc. (a)	115.00	08/17/18	600	USD	6,919,200	378,000
Coca-Cola Co. (The)	45.00	08/17/18	600	USD	2,593,200	186,000
Colgate-Palmolive Co. (a)	75.00	08/17/18	800	USD	5,517,600	568,000
CVS Health Corp. (a)	67.50	08/17/18	1,046	USD	7,084,558	481,160
T-Mobile US, Inc. (a)	60.00	08/17/18	1,100	USD	6,667,100	451,000
Unilever NV (a)	55.00	08/17/18	1,100	USD	5,753,000	473,000
Williams Cos , Inc. (The) (a)	31.00	08/17/18	2,000	USD	5,552,000	820,000

Total Equity Options — Puts	5,117,070

TOTAL PURCHASED OPTIONS (COST $4,224,922)	5,117,070

TOTAL INVESTMENTS — 100.5% (Cost $10,780,544,870)	11,559,956,261

82	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	SECURITIES SOLD SHORT — (1.6)%

	Common Stocks — (1.6)%
	China — (0.6)%
(344,151)	Alibaba Group Holding Ltd Sponsored ADR *	(64,060,267)

	France — (0.1)%
(67,371)	Unibail-Rodamco SE	(15,675,457)

	Germany — 0.0%
(26,228)	HOCHTIEF AG	(4,405,630)

	Japan — (0.1)%
(1,885,615)	Yahoo Japan Corp	(8,702,589)

	United States — (0.8)%
(107,388)	CVS Health Corp.	(7,273,388)
(30)	Lennar Corp. B Shares	(1,361)
(630,777)	Marvell Technology Group Ltd.	(14,816,952)
(31,634)	Penn National Gaming, Inc.*	(841,781)
(209,368)	Praxair, Inc.	(31,352,858)
(100,075)	Sinclair Broadcast Group, Inc. – Class A	(3,382,535)
(200,014)	Spectrum Brands Holdings, Inc.	(19,743,382)

Shares	Description	Value ($)
	United States — continued
(126,018)	United Technologies Corp.	(16,979,665)
(15,168)	WGL Holdings, Inc.	(1,262,888)

	Total United States	(95,654,810)

	TOTAL COMMON STOCKS (PROCEEDS $179,581,421)	(188,498,753)

	EXCHANGE-TRADED FUNDS — 0.0%

	Mutual Fund — 0.0%
	United States — 0.0%
(52,464)	Consumer Staples Select Sector SPDR Fund	(2,802,102)

	TOTAL EXCHANGE-TRADED FUNDS (PROCEEDS $2,851,903)	(2,802,102)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $182,433,324)	(191,300,855)

	Other Assets and Liabilities (net) — 1.1%	137,043,946

	TOTAL NET ASSETS — 100.0%	$11,505,699,352

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
05/03/2018	JPM	AUD	106,700,000	USD	85,196,615	2,311,772
03/02/2018	BCLY	BRL	210,209,040	USD	65,480,937	739,479
04/03/2018	BCLY	BRL	97,969,452	USD	30,138,419	64,238
03/08/2018	SSB	CAD	8,992,000	USD	7,025,544	17,462
03/12/2018	JPM	CHF	110,761,228	USD	112,969,787	(4,407,232)
03/20/2018	GS	EUR	21,540,000	USD	26,865,494	551,417
03/20/2018	JPM	EUR	46,272,755	USD	57,861,489	1,332,946
03/14/2018	BOA	GBP	24,690,000	USD	33,092,007	(914,887)
03/14/2018	GS	GBP	3,450,000	USD	4,672,865	(79,010)
03/07/2018	GS	JPY	2,193,402,255	USD	20,410,000	(153,027)
03/19/2018	MSCI	JPY	6,775,000,000	USD	60,033,849	(3,539,046)
03/26/2018	CITI	JPY	1,540,000,000	USD	13,807,834	(650,816)
03/26/2018	DB	JPY	11,600,000,000	USD	103,481,806	(5,427,504)
04/05/2018	DB	JPY	11,100,000,000	USD	98,627,654	(5,666,351)
04/09/2018	GS	JPY	3,337,000,000	USD	29,601,073	(1,761,074)
04/09/2018	JPM	JPY	600,000,000	USD	5,362,563	(276,421)
04/23/2018	MSCI	JPY	4,437,000,000	USD	40,105,310	(1,633,059)
05/14/2018	MSCI	JPY	10,350,000,000	USD	94,917,555	(2,576,247)
05/21/2018	MSCI	JPY	2,040,000,000	USD	19,108,923	(115,915)
05/03/2018	JPM	NZD	5,650,000	USD	4,120,697	47,684
05/03/2018	BCLY	SEK	33,564,114	USD	4,260,000	190,591

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
03/02/2018	BCLY	USD	64,816,166	BRL	210,209,040	(74,708)
03/05/2018	BCLY	USD	61,608,476	NOK	473,405,692	(1,658,175)
03/07/2018	GS	USD	40,073,734	JPY	4,491,556,324	2,034,362
03/12/2018	JPM	USD	13,870,000	CHF	13,381,875	311,178
03/20/2018	GS	USD	5,907,710	EUR	4,832,897	(3,661)
03/20/2018	MSCI	USD	1,334,777	EUR	1,078,648	(17,060)
03/20/2018	SSB	USD	5,481,697	EUR	4,432,936	(66,255)
05/02/2018	BOA	USD	5,500,000	CAD	6,739,645	(241,553)
05/02/2018	GS	USD	38,690,684	CAD	47,549,303	(1,591,474)
05/03/2018	BCLY	USD	13,910,000	SEK	111,685,680	(368,908)
05/03/2018	JPM	USD	8,129,802	NZD	11,070,000	(149,580)
05/03/2018	JPM	USD	19,368,309	SEK	151,671,017	(979,280)

						$(24,750,114)

See accompanying notes to the financial statements.	83

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2018

Reverse Repurchase Agreements

Average balance outstanding	$(40,354,777)
Average interest rate	(0.64)%
Maximum balance outstanding	$(350,686,829)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the year.

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
1,900	Mini MSCI Emerging Markets	March 2018	112,385,000	6,365,255
99	U.S. Treasury Note 10 Yr. (CBT)	June 2018	11,884,641	19,185
100	U.S. Treasury Note 2 Yr. (CBT)	June 2018	21,246,875	(11,406)
415	U.S. Treasury Note 5 Yr. (CBT)	June 2018	47,280,820	(19,194)

			$192,797,336	$6,353,840

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Sales
7,088	S&P 500 E-Mini	March 2018	961,983,360	14,390,024
45	U.S. Long Bond (CBT)	June 2018	6,454,687	(58,781)

			$968,438,047	$14,331,243

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options

Equity Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount		Value ($)
Equity Options — Calls
Viacom, Inc. (a)	35.00	06/15/18	(4,000)	USD	13,336,000	(480,000)
Dell Technologies Ltd., Inc. (a)	75.00	07/20/18	(3,500)	USD	26,001,500	(2,800,000)
Twenty-First Century Fox, Inc. (a)	38.00	07/20/18	(5,500)	USD	20,251,000	(1,155,000)
VMware, Inc. (a)	135.00	07/20/18	(750)	USD	9,881,250	(825,000)
Bunge Ltd. (a)	80.00	07/20/18	(2,000)	USD	15,086,000	(800,000)

		TOTAL WRITTEN EQUITY OPTIONS – CALLS				(6,060,000)

Equity Options — Puts
Viacom, Inc. (a)	30.00	06/15/18	(4,000)	USD	13,336,000	(840,000)
Bunge Ltd. (a)	75.00	07/20/18	(2,000)	USD	15,086,000	(1,000,000)
Dell Technologies Ltd., Inc. (a)	65.00	07/20/18	(3,500)	USD	26,001,500	(1,176,000)
NXP Semiconductors NV (a)	115.00	07/20/18	(4,500)	USD	56,097,000	(1,395,000)
Twenty-First Century Fox, Inc. (a)	36.00	07/20/18	(5,500)	USD	20,251,000	(1,155,000)
VMware, Inc. (a)	120.00	07/20/18	(750)	USD	9,881,250	(525,000)

		TOTAL WRITTEN EQUITY OPTIONS – PUTS				(6,091,000)

		TOTAL WRITTEN EQUITY OPTIONS (Premiums $12,838,496)				$(12,151,000)

84	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2018

Written Options — continued

Credit Default Swap Options

Description	Counterparty	Exercise Rate	Expiration Date	Principal/ Notional Amount		Pay/Receive Floating Rate	Value ($)
Written Options on Credit Default Swaps — Puts
CDX.NA.HYS29.V1-5Y	BOA	106.00%	04/18/18	USD	50,000,000	Pay	(370,938)

	TOTAL WRITTEN OPTIONS ON CREDIT DEFAULT SWAPS — PUTS (Premiums $385,000)						$(370,938)

Swap Contracts

Centrally Cleared Credit Default Swaps

Reference Entity	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
CDX.NA.HYS.29.V1-5Y	USD	25,005,000	5.00%	3.34%	N/A	12/20/2022	Quarterly	(1,667,920)	(1,692,264)	(24,344)

Sell Protection^:
CDX.NA.HYS.29.V1-5Y	USD	81,470,000	5.00%	3.34%	81,470,000	12/20/2022	Quarterly	6,111,738	5,513,646	(598,092)

								$4,443,818	$3,821,382	$(622,436)

OTC Credit Default Swaps

Reference Entity	Counterparty	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
Sears Roebuck Acceptance Corp.	GS	USD	7,948,000	5.00%	39.55%	N/A	12/20/2018	Quarterly	2,028,948	1,747,713	(281,235)
Sears Roebuck Acceptance Corp.	GS	USD	2,730,000	0.00%	39.08%	N/A	12/20/2018	At Maturity	—	(62,117)	(62,117)
Sears Roebuck Acceptance Corp.	MSCI	USD	1,370,000	0.00%	41.13%	N/A	06/20/2021	At Maturity	—	(64,935)	(64,935)
Sears Roebuck Acceptance Corp.	MSCI	USD	1,370,000	0.00%	40.42%	N/A	12/20/2021	At Maturity	—	(66,415)	(66,415)
Sears Roebuck Acceptance Corp.	GS	USD	360,000	5.00%	40.95%	N/A	06/20/2022	Quarterly	183,600	176,033	(7,567)

									$2,212,548	$1,730,279	$(482,269)

^	Buy Protection - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
Sell Protection - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of February 28, 2018, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

See accompanying notes to the financial statements.	85

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2018

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
3 Month NZD Bank Bill Rate	2.72%	NZD	328,158,000	03/21/2023	Semi-Annual	—	(172,744)	(172,744)
3 Month NZD Bank Bill Rate	2.70%	NZD	151,864,000	03/21/2023	Semi-Annual	—	(196,084)	(196,084)
1.71%	6 Month GBP LIBOR	GBP	67,238,000	12/15/2027	Semi-Annual	—	504,553	504,553
2.53%	3 Month CAD LIBOR	CAD	30,839,000	03/15/2028	Semi-Annual	—	161,381	161,381
3 Month CAD LIBOR	2.74%	CAD	29,224,000	03/15/2028	Semi-Annual	—	267,480	267,480
2.66%	3 Month CAD LIBOR	CAD	17,367,000	03/15/2028	Semi-Annual	—	(63,144)	(63,144)
2.69%	3 Month CAD LIBOR	CAD	28,076,000	03/15/2028	Semi-Annual	—	(162,861)	(162,861)
6 Month EURIBOR	1.17%	EUR	95,321,000	03/15/2028	Annual	(28,797)	749,121	777,918
1.69%	6 Month GBP LIBOR	GBP	273,811,000	03/15/2028	Semi-Annual	88,266	(3,065,057)	(3,153,323)
3 Month SEK STIBOR	1.41%	SEK	1,001,048,000	03/15/2028	Annual	(13,363)	960,774	974,137
3 Month SEK STIBOR	1.17%	SEK	318,964,000	03/15/2028	Annual	—	(568,208)	(568,208)
1.50%	3 Month SEK STIBOR	SEK	174,966,000	03/15/2028	Annual	—	(348,913)	(348,913)
3 Month USD LIBOR	2.90%	USD	11,280,000	03/15/2028	Semi-Annual	—	9,017	9,017
3 Month USD LIBOR	2.71%	USD	18,068,000	03/15/2028	Semi-Annual	—	(291,081)	(291,081)
3 Month USD LIBOR	2.88%	USD	11,280,000	03/15/2028	Semi-Annual	—	(5,885)	(5,885)
3 Month USD LIBOR	2.88%	USD	22,560,000	03/15/2028	Semi-Annual	—	(12,764)	(12,764)
2.89%	3 Month USD LIBOR	USD	13,988,000	03/15/2028	Semi-Annual	—	(1,326)	(1,326)
3.08%	6 Month AUD BBSW	AUD	287,407,000	03/21/2028	Semi-Annual	(307,625)	(2,281,953)	(1,974,328)
3 Month NZD Bank Bill Rate	3.31%	NZD	99,308,000	06/20/2028	Semi-Annual	—	72,581	72,581
6 Month CHF LIBOR	0.55%	CHF	21,594,000	06/21/2028	Annual	—	6,368	6,368

						$(261,519)	$(4,438,745)	$(4,177,226)

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Depreciation of Total Return on High Yield Growth ETF + (1 month USD LIBOR rate minus 1.80%)	Appreciation of Total Return on High Yield Growth ETF	CITI	USD	3,785,392	03/01/2018	At Maturity	—	(6,794)	(6,794)
Depreciation of Total Return on High Yield Growth ETF + (1 month USD LIBOR rate minus 1.25%)	Appreciation of Total Return on High Yield Growth ETF	GS	USD	3,522,880	03/01/2018	At Maturity	—	(30,414)	(30,414)
Depreciation of Total Return on High Yield Growth ETF + (1 month USD LIBOR rate minus 2.00%)	Appreciation of Total Return on High Yield Growth ETF	GS	USD	493,113	03/08/2018	At Maturity	—	5,279	5,279
Depreciation of Total Return on High Yield Growth ETF + (1 month USD LIBOR rate minus 2.00%)	Appreciation of Total Return on High Yield Growth ETF	CITI	USD	3,047,124	03/08/2018	At Maturity	—	(1,958)	(1,958)
Depreciation of Total Return on High Yield Growth ETF + (1 month USD LIBOR rate minus 2.50%)	Appreciation of Total Return on High Yield Growth ETF	GS	USD	36,893,402	03/08/2018	At Maturity	—	(49,170)	(49,170)
Depreciation of Total Return on High Yield Growth ETF + (1 month USD LIBOR rate minus 2.50%)	Appreciation of Total Return on High Yield Growth ETF	BOA	USD	3,279,593	03/15/2018	At Maturity	—	35,807	35,807
Depreciation of Total Return on High Yield Growth ETF + (1 month USD LIBOR rate minus 2.25%)	Appreciation of Total Return on High Yield Growth ETF	GS	USD	397,479	03/15/2018	At Maturity	—	7,446	7,446

							$—	$(39,804)	$(39,804)

86	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2018

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	All or a portion of this investment is held in connection with one or more holdings within the Fund.

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(c)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(d)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(e)	Investment valued using significant unobservable inputs (Note 2).

(f)	Security is in default.

(g)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(h)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(i)	The rate disclosed is the 7 day net yield as of February 28, 2018.

(j)	The rate shown represents yield-to-maturity.

(k)	All or a portion of this security or derivative is owned by GMO Implementation SPC Ltd., which is a 100% owned subsidiary of GMO Implementation Fund.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 112.

See accompanying notes to the financial statements.	87

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Developed Equity Allocation Fund returned +21.41% (net) for the fiscal year ended February 28, 2018, as compared with +20.13% for the Fund’s benchmark, the MSCI EAFE Index.

The Fund’s exposure to emerging markets was the largest positive contributor to performance relative to the benchmark. Stock selection within countries was also helpful to performance with positive results in Europe, particularly Germany, more than offsetting negative relative results in the U.K., Japan, and emerging markets (which endured a particularly difficult year for valuation-driven investing). The Fund’s modest cash holdings were a drag on relative performance given the strong returns generated by equities.

Allocation between sectors added value, helped by underweight positions in Healthcare and Consumer Staples and overweight positions in Information Technology and Materials. Stock selection within sectors also proved beneficial with strong results in Industrials, Real Estate, Energy, Consumer Discretionary, and Financials more than compensating for lesser results in Information Technology, Telecommunication Services, and Healthcare.

Top stock detractors included overweight positions in GlaxoSmithKline, WPP, and Sumitomo Mitsui Financial Group. Top stock contributors included overweight positions in Deutsche Lufthansa, Fiat Chrysler, and Christian Dior.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. Specific securities referenced were either held directly or indirectly through underlying funds.

88

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Developed Equity Allocation Fund Class III Shares and the MSCI EAFE Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .08% on the purchase and .08% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

89

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	96.9%
Short-Term Investments	1.4
Preferred Stocks	0.9
Investment Funds	0.2
Futures Contracts	0.0	^
Rights/Warrants	0.0	^
Swap Contracts	(0.0	)^
Other	0.6

	100.0%

Country/Region Summary¤	% of Investments
Japan	24.6%
United Kingdom	12.4
Germany	11.3
France	11.2
Italy	4.6
Switzerland	4.5
Hong Kong	4.4
Other Emerging	3.6	†
Australia	3.5
Sweden	3.1
Norway	3.0
Netherlands	2.9
Taiwan	2.4
China	2.1
South Korea	1.4
Austria	1.3
Russia	1.3
Spain	1.3
Other Developed	1.1	‡

	100.0%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

90

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,863,350	GMO Emerging Markets Fund, Class VI	67,378,736
25,017,694	GMO International Equity Fund, Class IV	597,172,345

	TOTAL MUTUAL FUNDS (COST $630,296,579)	664,551,081

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
262,880	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (a)	262,880

	TOTAL SHORT-TERM INVESTMENTS (COST $262,880)	262,880

	TOTAL INVESTMENTS — 100.0% (Cost $630,559,459)	664,813,961
	Other Assets and Liabilities (net) — 0.00%	52,956

	TOTAL NET ASSETS — 100.0%	$664,866,917

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 112.

See accompanying notes to the financial statements.	91

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Equity Allocation Fund returned +22.38% (net) for the fiscal year ended February 28, 2018, as compared with +21.63% for the MSCI ACWI (All Country World Index) ex USA.

The Fund’s exposure to emerging markets was the largest positive contributor to performance relative to the benchmark, while the underweight position in Canada also proved to be a significant relative benefit. Stock selection within countries was detrimental to performance, with positive security selection results in Europe, particularly Germany, not able to compensate for negative relative security selection results in the U.K., Japan, and emerging markets (which endured a particularly difficult year for valuation-driven investing).

Allocation between sectors added value, helped by underweight positions in Healthcare and Consumer Staples and overweight positions in Information Technology and Materials. Stock selection within sectors also proved beneficial with strong results in Financials, Energy, and Industrials more than compensating for lesser results in Information Technology, Telecommunication Services, and Healthcare.

Top stock detractors included overweight positions in GlaxoSmithKline and WPP, as well as an underweight position in Tencent Holdings. Top stock contributors included overweight positions in Deutsche Lufthansa, Fiat Chrysler, and Christian Dior.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. Specific securities referenced were either held directly or indirectly through underlying funds.

92

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Equity Allocation Fund Class III Shares and the MSCI ACWI ex USA

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .25% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

93

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	95.6%
Preferred Stocks	1.6
Short-Term Investments	1.6
Investment Funds	0.6
Futures Contracts	0.1
Rights/Warrants	0.0	^
Swap Contracts	0.0	^
Other	0.5

	100.0%

Country/Region Summary¤	% of Investments
Japan	17.6%
United Kingdom	8.8
Taiwan	8.2
Germany	8.1
France	8.0
China	7.3
South Korea	4.6
Russia	4.5
Other Emerging	4.3	†
Italy	3.3
Switzerland	3.3
Hong Kong	3.1
Thailand	3.1
Other Developed	2.7	‡
Australia	2.5
Sweden	2.2
Norway	2.1
Netherlands	2.1
India	1.5
Turkey	1.5
Brazil	1.2

	100.0%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

94

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
11,118,682	GMO Emerging Markets Fund, Class VI	402,051,540
31,375,359	GMO International Equity Fund, Class IV	748,929,812

	TOTAL MUTUAL FUNDS (COST $1,067,098,190)	1,150,981,352

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
410,902	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (a)	410,902

	TOTAL SHORT-TERM INVESTMENTS (COST $410,902)	410,902

	TOTAL INVESTMENTS — 100.0% (Cost $1,067,509,092)	1,151,392,254
	Other Assets and Liabilities (net) — (0.0%)	(64,769)

	TOTAL NET ASSETS — 100.0%	$1,151,327,485

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 112.

See accompanying notes to the financial statements.	95

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Systematic Global Macro team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any index or benchmark, a discussion of the Fund’s performance relative to the Citigroup 3-Month Treasury Bill Index is included for comparative purposes.

Class III shares of GMO SGM Major Markets Fund returned +1.44% (net) for the fiscal year ended February 28, 2018, as compared with +0.98% for the Citigroup 3-Month Treasury Bill Index.

The Fund added value from equity and commodity market positions. The Fund’s long equity markets positions added the most value over the year, particularly from emerging markets. A net short bond position also contributed positive returns as 10-year bond yields moved higher. Our commodity positions had a positive impact on performance, mostly from a long position in oil and short positions among grains. Currency positions lost value as short positions in the British pound and Australian dollar appreciated against the Japanese yen, held long.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

96

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO SGM Major Markets Fund Class III Shares, the Citigroup 3-Month Treasury Bill +++ Index,

Citigroup 3-Month Treasury Bill Index and S&P 500 Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2018. All information is unaudited.

*	The Citigroup 3-Month Treasury Bill +++ Index is a composite benchmark computed by GMO and comprised of 50% Bloomberg Commodity Total Return Index (formerly the Dow Jones-UBS Commodity Index) and 50% J.P. Morgan U.S. 3 Month Cash Index through October 3, 2011 and the Citigroup 3-Month Treasury Bill Index thereafter.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

97

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary (a)

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Short-Term Investments	81.3%
Debt Obligations	18.7
Forward Currency Contracts	0.6
Futures Contracts	(1.5)#
Other	0.9

100.0%

(a)	GMO Alternative Asset SPC Ltd. is a 100% owned subsidiary of GMO SGM Major Markets Fund. As such, the holdings of GMO Alternative Asset SPC Ltd. have been included with GMO SGM Major Markets Fund.

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts. The exposure the Fund has to futures contracts based on notional amounts is (3.4)% of net assets.

#	Some or all is comprised of commodity exposure. See Consolidated Schedule of Investments.

98

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Par Value† / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 18.7%

	U.S. Government — 10.1%
33,750,000	U.S. Treasury Note, 0.75%, due 08/31/18	33,554,882
67,600,000	U.S. Treasury Note, 1.38%, due 09/30/18 (a)	67,372,906
33,100,000	U.S. Treasury Note, 1.25%, due 01/31/19	32,851,750
55,850,000	U.S. Treasury Note, USBM + 0.07%, 1.72%, due 04/30/19 (a)	55,912,942

	Total U.S. Government	189,692,480

	U.S. Government Agency — 8.6%
29,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + 0.25%, 1.49%, due 10/18/18	28,994,921
9,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + 0.23%, 1.59%, due 02/13/19	8,997,176
19,500,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR – 0.19%, 1.63%, due 05/10/19	19,499,321
15,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. US LIBOR – 0.16%, 1.39%, due 06/12/19	14,995,376
75,000,000	Federal Home Loan Banks, Variable Rate, 1 mo. LIBOR – 0.09%, 1.49%, due 07/12/19	74,966,416
15,500,000	Federal Home Loan Banks, Variable Rate, 1 mo. LIBOR – 0.07%, 1.54%, due 01/23/20	15,495,749

	Total U.S. Government Agency	162,948,959

	TOTAL DEBT OBLIGATIONS (COST $353,026,656)	352,641,439

	MUTUAL FUNDS — 57.0%

	Affiliated Issuers — 57.0%
42,939,732	GMO U.S. Treasury Fund	1,072,205,111

	TOTAL MUTUAL FUNDS (COST $1,073,411,341)	1,072,205,111

	SHORT-TERM INVESTMENTS — 23.8%

	Money Market Funds — 1.9%
6,463,887	SSgA USD Liquidity Fund – Class S2 Shares (b)	6,463,887
28,297,965	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 1.32% (c)	28,297,965

	Total Money Market Funds	34,761,852

	U.S. Government — 21.9%
4,700,000	U.S. Treasury Bill, 1.50%, due 04/12/18 (b) (d)	4,691,734
10,000,000	U.S. Treasury Bill, 1.53%, due 04/19/18 (b) (d)	9,979,141
57,000,000	U.S. Treasury Bill, 1.53%, due 04/26/18 (b) (d)	56,864,562
67,500,000	U.S. Treasury Bill, 1.56%, due 05/10/18 (b) (d)	67,295,250
57,475,000	U.S. Treasury Bill, 1.68%, due 06/28/18 (b) (d)	57,159,622
74,400,000	U.S. Treasury Bill, 1.72%, due 07/05/18 (b) (d)	73,956,669
11,000,000	U.S. Treasury Bill, 1.78%, due 07/26/18 (b) (d)	10,921,284

Par Value† / Shares	Description	Value ($)
	U.S. Government — continued
23,300,000	U.S. Treasury Note, 0.75%, due 03/31/18	23,287,064
41,000,000	U.S. Treasury Note, 1.00%, due 09/15/18 (a) (b)	40,798,203
68,100,000	U.S. Treasury Note, 0.75%, due 10/31/18 (a)	67,549,347

	Total U.S. Government	412,502,876

	TOTAL SHORT-TERM INVESTMENTS (COST $447,750,851)	447,264,728

	TOTAL INVESTMENTS — 99.5% (Cost $1,874,188,848)	1,872,111,278
	Other Assets and Liabilities (net) — 0.5%	10,170,373

	TOTAL NET ASSETS — 100.0%	$1,882,281,651

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/16/2018	DB	AUD	4,872,107	USD	3,828,755	$44,547
03/16/2018	MSCI	AUD	184,502,774	USD	145,188,725	1,883,828
03/08/2018	MSCI	CAD	2,750,000	USD	2,178,054	34,791
03/23/2018	MSCI	CHF	61,500,000	USD	64,666,050	(576,719)
04/23/2018	MSCI	CHF	67,627,215	USD	71,283,105	(654,750)
05/23/2018	MSCI	CHF	1,123,415	USD	1,203,561	5,580
05/23/2018	MSCI	CHF	61,341,126	USD	65,876,032	463,448
03/23/2018	JPM	EUR	2,937,768	USD	3,651,653	61,876
03/26/2018	MSCI	GBP	18,224,889	USD	25,326,936	208,788
03/16/2018	DB	NZD	3,727,549	USD	2,735,738	47,826
03/16/2018	JPM	NZD	3,607,196	USD	2,651,823	50,698
03/16/2018	MSCI	NZD	8,901,791	USD	6,467,080	48,056
03/16/2018	SSB	NZD	24,564,595	USD	17,788,329	74,958
03/08/2018	JPM	USD	3,995,632	CAD	4,922,639	(159,082)
03/08/2018	MSCI	USD	6,159,683	CAD	7,733,609	(132,351)
03/12/2018	JPM	USD	27,109,893	JPY	3,036,134,388	1,363,518
03/12/2018	MSCI	USD	104,540,432	JPY	11,743,737,581	5,594,438
03/16/2018	DB	USD	509,293	NZD	700,000	(4,528)
03/23/2018	MSCI	USD	3,615,805	EUR	2,937,768	(26,028)
03/30/2018	JPM	USD	41,617,621	JPY	4,511,579,015	754,018
04/05/2018	DB	USD	5,304,014	JPY	577,591,770	122,955
04/05/2018	SSB	USD	6,088,015	JPY	664,826,907	158,603
04/16/2018	MSCI	USD	127,899,805	JPY	13,843,290,179	2,263,056

						$11,627,526

See accompanying notes to the financial statements.	99

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments (continued)

February 28, 2018

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
3,269	Australian Government Bond 10 Yr.	March 2018	$325,535,217	$(4,255,601)
1,354	Crude Oil (b)	March 2018	83,460,560	838,553
7,348	Euro STOXX 50	March 2018	308,113,129	(13,141,130)
3,609	FTSE 100 Index	March 2018	359,324,459	(10,969,847)
128	Gold 100 OZ (b)	April 2018	16,869,120	(266,613)
146	Hang Seng	March 2018	28,669,003	(369,407)
4,337	Mini MSCI Emerging Markets	March 2018	256,533,550	11,843,928
367	MSCI Singapore	March 2018	11,115,285	(6,804)
823	MSCI Taiwan	March 2018	32,763,630	21,132
364	SPI 200	March 2018	42,554,141	(167,768)
23	TOPIX	March 2018	3,810,867	(187,798)

			$1,468,748,961	$(16,661,355)

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Sales
4,305	Corn (b)	May 2018	$82,225,500	$(1,954,227)
909	FTSE/JSE TOP 40	March 2018	39,518,908	679,413
268	Japanese Government Bond 10 Yr. (OSE)	March 2018	379,074,098	(399,495)
3,017	S&P 500 E-Mini	March 2018	409,467,240	(8,560,092)
3,736	UK Gilt Long Bond	June 2018	623,277,171	(1,549,807)

			$1,533,562,917	$(11,784,208)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

The rates shown on variable rate notes are the current interest rates at February 28, 2018, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	All or a portion of this security or derivative is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO SGM Major Markets Fund.

(c)	The rate disclosed is the 7 day net yield as of February 28, 2018.

(d)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty

abbreviations and currency abbreviations used throughout the

Schedule of Investments as well as the derivative tables, if any,

please refer to page 112.

100	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Special Opportunities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the Consumer Price Index (“CPI”) is included for comparative purposes only.

Class VI shares of GMO Special Opportunities Fund returned +32.60% (net) for the fiscal period ended February 28, 2018, as compared with +2.11% for the CPI.

The Fund’s exposure to individually selected equities (predominantly, but not exclusively, in the U.S.) was the key driver of performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

102

GMO Special Opportunities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Special Opportunities Fund Class VI Shares, the Consumer Price Index and Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

103

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary (a)

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	76.6%
Short-Term Investments	22.7
Forward Currency Contracts	0.0 ^
Futures Contracts	(0.1)+
Other	0.8

100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	1.4%

1.4%

Country/Region Summary¤	Equity Investments % of Total Net Assets
United States	59.3%
United Kingdom	8.1
Germany	3.6
Netherlands	3.5
Romania	2.1
Other Developed	0.0 ‡

76.6%

Industry Group Summary	% of Equity Investments#
Diversified Financials	25.2%
Retailing	15.8
Commercial & Professional Services	11.5
Banks	10.6
Automobiles & Components	9.1
Software & Services	9.0
Media	5.9
Capital Goods	4.8
Consumer Services	4.4
Utilities	2.7
Food, Beverage & Tobacco	1.0
Energy	0.0 ^

100.0%

(a)	GMO Special Opportunities SPC Ltd. is a 100% owned subsidiary of GMO Special Opportunities Fund. As such, the holdings of GMO Special Opportunities SPC Ltd. have been included with GMO Special Opportunities Fund.
&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

+	Some or all is comprised of commodity exposure. See Consolidated Schedule of Investments.

¤	The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security. The tables are not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

^	Rounds to 0.0%.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

104

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares / Par Value†	Description	Value ($)
	COMMON STOCKS — 76.6%

	Canada — 0.0%
6,000,000	Jagercor Energy Corp * (a) (b)	70,137

	Germany — 3.6%
605,000	Brenntag AG	37,713,971

	Netherlands — 3.5%
650,000	InterXion Holding NV *	36,595,000

	Romania — 2.1%
7,200,000	Societatea Energetica Electrica SA	21,647,127

	United Kingdom — 8.1%
1,550,000	Metro Bank Plc *	83,960,123

	United States — 59.3%
1,520,000	Ally Financial, Inc.	42,408,000
240,000	Berkshire Hathaway, Inc. – Class B *	49,728,000
560,000	Cimpress NV *	91,140,000
530,000	CommerceHub, Inc. – Series A *	10,504,600
1,270,000	CommerceHub, Inc. – Series C *	24,193,500
93,000	Credit Acceptance Corp. *	29,266,170
1,840,000	General Motors Co.	72,404,000
1,137,544	Interactive Brokers Group, Inc. – Class A	78,945,554
750,000	Liberty Latin America Ltd. – Class A *	15,525,000
1,550,000	Liberty Latin America Ltd. – Class C *	31,697,500
80,000	National Beverage Corp.	7,835,200
900,000	Shake Shack, Inc. – Class A *	35,091,000
1,620,000	Wayfair, Inc. – Class A *	125,420,400

	Total United States	614,158,924

	TOTAL COMMON STOCKS (COST $551,440,212)	794,145,282

	SHORT-TERM INVESTMENTS — 22.7%

	Money Market Funds — 1.0%
9,905,159	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (c) (d)	9,905,159

	U.S. Government — 21.7%
5,000,000	U.S. Treasury Bill, 1.45%, due 04/05/18 (e)	4,992,878
20,000,000	U.S. Treasury Bill, 1.53%, due 04/19/18 (e)	19,958,282
27,000,000	U.S. Treasury Bill, 1.53%, due 05/03/18 (e) (f)	26,927,826
23,000,000	U.S. Treasury Bill, 1.50%, due 05/10/18 (e)	22,930,233
9,000,000	U.S. Treasury Bill, 1.64%, due 05/31/18 (d) (e) (f)	8,962,974
2,500,000	U.S. Treasury Bill, 1.66%, due 06/21/18 (d) (e)	2,487,206
41,000,000	U.S. Treasury Bill, 1.68%, due 06/28/18 (e)	40,775,024
35,000,000	U.S. Treasury Bill, 1.72%, due 07/05/18 (e)	34,791,444
10,000,000	U.S. Treasury Bill, 1.74%, due 07/12/18 (e)	9,936,640

Par Value†	Description	Value ($)
	U.S. Government — continued
26,000,000	U.S. Treasury Bill, 1.78%, due 07/26/18 (e)	25,813,943
28,000,000	U.S. Treasury Bill, 1.80%, due 08/09/18 (e)	27,778,357

	Total U.S. Government	225,354,807

	TOTAL SHORT-TERM INVESTMENTS (COST $235,348,520)	235,259,966

	TOTAL INVESTMENTS — 99.3% (Cost $786,788,732)	1,029,405,248
	Other Assets and Liabilities (net) — 0.7%	6,839,474

	TOTAL NET ASSETS — 100.0%	$1,036,244,722

A summary of outstanding financial instruments at February 28, 2018 is as follows:

Forward Currency Contracts

Settlement Date	Counter party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/26/2018	BOA	RON	88,600,000	USD	23,241,173	$4,181

Futures Contracts (d)

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
25	Natural Gas	December 2019	$187,812	$(73,125)
25	Natural Gas	January 2020	186,437	(74,500)
25	Natural Gas	February 2020	180,875	(80,062)
25	Natural Gas	March 2020	164,000	(96,938)
25	Natural Gas	April 2020	162,875	(98,063)
25	Natural Gas	May 2020	164,500	(96,438)
25	Natural Gas	June 2020	166,250	(94,687)
25	Natural Gas	July 2020	166,375	(94,562)
25	Natural Gas	August 2020	165,938	(95,000)
25	Natural Gas	September 2020	167,688	(93,250)
25	Natural Gas	October 2020	171,063	(89,875)
25	Natural Gas	November 2020	180,437	(80,500)

			$2,064,250	$(1,067,000)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

See accompanying notes to the financial statements.	105

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments (continued)

February 28, 2018

As of February 28, 2018, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Affiliated Company (Note 10).

(b)	Investment valued using significant unobservable inputs (Note 2).

(c)	The rate disclosed is the 7 day net yield as of February 28, 2018.

(d)	All or a portion of this security is owned by GMO Special Opportunities SPC Ltd., which is a 100% owned subsidiary of GMO Special Opportunities Fund.

(e)	The rate shown represents yield-to-maturity.

(f)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

For a listing of definitions of acronyms, counterparty

abbreviations and currency abbreviations used throughout the

Schedule of Investments as well as the derivative tables, if any,

please refer to page 112.

106	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Strategic Opportunities Allocation Fund returned +15.10% (net) for the fiscal year ended February 28, 2018, as compared with +12.98% for the GMO Strategic Opportunities Allocation Index (75% MSCI World Index (MSCI Standard Index Series) and 25% Bloomberg Barclays U.S. Aggregate Index).

The Fund’s underweight in equities, compared to the benchmark, detracted from relative performance. Within equities, the overweighting to emerging markets and the underweighting to the U.S. helped relative performance. Stock selection within equities was additive for developed ex-U.S. markets and was also positive in the U.S. thanks to our allocation to Quality. Stock selection in emerging markets was challenging as it was a particularly difficult year for valuation-driven investing. The underweighting to fixed income was beneficial to performance as the asset class did relatively poorly, and the Fund also enjoyed decent outperformance within fixed income, driven primarily by emerging market debt and asset backed securities. Our exposure to cash/cash plus detracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

108

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Strategic Opportunities Allocation Fund Class III Shares, the

GMO Strategic Opportunities Allocation Index, MSCI World Index and

Bloomberg Barclays U.S. Aggregate Index

As of February 28, 2018

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .20% on the purchase and .20% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The GMO Strategic Opportunities Allocation Index is a composite benchmark computed by GMO and comprised of 75% MSCI World Index and 25% Bloomberg Barclays U.S. Aggregate Index.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

109

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2018 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	67.5%
Debt Obligations	14.1
Short-Term Investments	9.3
Mutual Funds	7.6
Preferred Stocks	0.9
Investment Funds	0.4
Futures Contracts	0.1
Swap Contracts	0.1
Loan Participations	0.0	^
Rights/Warrants	0.0	^
Forward Currency Contracts	0.0	^
Purchased Options	0.0	^
Loan Assignments	0.0	^
Written Options/Credit Linked Options	(0.0	)^
Securities Sold Short	(0.2	)^
Other	0.2	^

	100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	14.3%
Other Emerging	2.8	†
Euro Region	0.0	^#
Other Developed	(0.1	)‡

	17.0%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
United States	18.9%
Japan	7.3
Taiwan	5.4
China	4.4
United Kingdom	4.2
Other Emerging	3.9	†
Other Developed	3.9	‡
Germany	3.4
France	3.4
Russia	3.0
South Korea	2.9
Thailand	2.0
Switzerland	1.6
Italy	1.4
Hong Kong	1.3
Australia	1.0
Turkey	1.0
Euro Region	0.0	^#

	69.0%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation, in the case of forward currency contracts, rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security. The tables are not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

#	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

^	Rounds to 0.0%.

110

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2018

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 91.8%

	Affiliated Issuers — 91.8%
4,725,211	GMO Core Plus Bond Fund, Class IV	99,134,920
1,399,812	GMO Emerging Country Debt Fund, Class IV	39,992,630
8,437,074	GMO Emerging Markets Fund, Class VI	305,084,580
14,655,147	GMO International Equity Fund, Class IV	349,818,348
1,741,201	GMO Opportunistic Income Fund, Class VI	45,985,113
5,233,937	GMO Quality Fund, Class VI	131,528,842
8,496,583	GMO U.S. Equity Allocation Fund, Class VI	130,082,686
3,760,585	GMO U.S. Treasury Fund	93,901,813

	TOTAL MUTUAL FUNDS (COST $1,080,388,201)	1,195,528,932

	DEBT OBLIGATIONS — 8.2%

	U.S. Government — 8.2%
2,874,439	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (a)	2,821,378
2,710,028	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (a)	2,694,375
3,099,839	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (a)	2,959,478
28,477,985	U.S. Treasury Inflation Indexed Bond, 0.38%, due 01/15/27 (a)	27,574,506
12,537,156	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/27 (a)	12,149,273
24,372,083	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (a)	26,669,146
26,909,239	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (a)	31,752,718

	TOTAL DEBT OBLIGATIONS (COST $107,638,506)	106,620,874

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
212,984	State Street Institutional Treasury Money Market Fund-Premier Class, 1.33% (b)	212,984

	TOTAL SHORT-TERM INVESTMENTS (COST $212,984)	212,984

	TOTAL INVESTMENTS — 100.0% (Cost $1,188,239,691)	1,302,362,790
	Other Assets and Liabilities (net) — 0.00%	78,167

	TOTAL NET ASSETS — 100.0%	$1,302,440,957

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2018.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 112.

See accompanying notes to the financial statements.	111

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2018 (Unaudited)

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration,

normally to qualified institutional investors.

ADR - American Depositary Receipt

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CAD LIBOR - London Interbank Offered Rate denominated in Canadian Dollar.

CDO - Collateralized Debt Obligation

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CLO - Collateralized Loan Obligation

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

CVA - Certificaaten van aandelen (Share Certificates)

CVR - Contingent Value Right

ETF - Exchange-Traded Fund

EURIBOR - Euro Interbank Offered Rate

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDR - Global Depositary Receipt

LIBOR - London Interbank Offered Rate

NVDR - Non-Voting Depositary Receipt

NZD Bank Bill Rate - Bank Bill Rate denominated in New Zealand Dollar.

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

QPSC - Qatar Private Stock Company

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT - Real Estate Investment Trust

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona

USBM - U.S. Treasury 3 Month Bill Money Market Yield

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2018, which are subject to change based on the terms of the security.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

BOA - Bank of America, N.A.

CITI - Citibank N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co.

International PLC

SSB - State Street Bank and Trust

Company

Currency Abbreviations:

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

RON - Romanian Leu

SEK - Swedish Krona

USD - United States Dollar

112	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2018

	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$13,848,473	$13,538,778,994	$1,428,515,002	$2,475,224,883
Investments in unaffiliated issuers, at value (Note 2)(b)	212,009,734	6,838,048	3,094,941,236	419,479
Foreign currency, at value (Note 2)(c)	15,969	—	229,593	—
Cash	—	—	43,479	5
Receivable for investments sold	80,587	—	36,025,443	—
Receivable for Fund shares sold	1,499,875	18,584,664	2,400,000	35,600,000
Dividend withholding tax receivable	180,144	—	677,558	—
Dividends and interest receivable	541,614	3,674	6,592,538	200,266
Unrealized appreciation on open forward currency contracts (Note 4)	239,326	—	—	—
Receivable for variation margin on open futures contracts (Note 4)	2,487,465	—	3,029,385	—
Due from broker (Note 2)	—	—	36	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	29,508	1,629,022	89,549	4,546
Miscellaneous receivable	—	23,375	—	—

Total assets	230,932,695	13,565,857,777	4,572,543,819	2,511,449,179

Liabilities:
Payable for investments purchased	185,153	10,517,522	54,996,086	24,244,720
Payable for Fund shares repurchased	—	6,920,885	26,950,386	11,489,012
Accrued foreign capital gains tax payable (Note 2)	2,118	—	—	—
Payable to affiliate for (Note 5):
Management fee	88,152	6,775,326	—	—
Supplemental support fee – Class MF	—	433,819	—	—
Shareholder service fee	17,931	794,882	—	—
Unrealized depreciation on open forward currency contracts (Note 4)	101,522	—	3,286,509	—
Payable to agents unaffiliated with GMO	47	2,205	719	392
Payable to Trustees and related expenses	518	30,053	10,368	5,662
Accrued expenses	205,857	203,133	810,816	104,836

Total liabilities	601,298	25,677,825	86,054,884	35,844,622

Net assets	$230,331,397	$13,540,179,952	$4,486,488,935	$2,475,604,557

(a) Cost of investments – affiliated issuers:	$13,849,266	$12,615,693,767	$1,214,411,315	$2,388,255,464
(b) Cost of investments – unaffiliated issuers:	$176,222,202	$6,838,048	$2,825,034,948	$411,583
(c) Cost of foreign currency:	$16,038	$—	$231,237	$—

See accompanying notes to the financial statements.	113

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2018 — (Continued)

	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund
Net assets consist of:
Paid-in capital	$592,637,211	$13,020,773,777	$4,439,378,500	$2,642,088,298
Accumulated undistributed (distributions in excess of) net investment income	(1,289,057)	(3,577,793)	4,316,315	1,933,430
Accumulated net realized gain (loss)	(391,611,190)	(400,101,259)	(441,273,444)	(255,394,486)
Net unrealized appreciation (depreciation)	30,594,433	923,085,227	484,067,564	86,977,315

	$230,331,397	$13,540,179,952	$4,486,488,935	$2,475,604,557

Net assets attributable to:
Class III	$7,828,686	$5,162,083,940	$4,486,488,935	$2,475,604,557

Class IV	$222,502,711	$2,756,005,352	$—	$—

Class MF	$—	$5,622,090,660	$—	$—

Shares outstanding:
Class III	359,097	185,983,633	214,557,862	74,309,207

Class IV	10,201,650	99,304,755	—	—

Class MF	—	202,424,394	—	—

Net asset value per share:
Class III	$21.80	$27.76	$20.91	$33.31

Class IV	$21.81	$27.75	$—	$—

Class MF	$—	$27.77	$—	$—

114	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2018 — (Continued)

	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Consolidated Implementation Fund	International Developed Equity Allocation Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$469,142,130	$2,328,205,864	$—	$664,551,081
Investments in unaffiliated issuers, at value (Note 2)(b)	201,846	807,905	11,559,956,261	262,880
Foreign currency, at value (Note 2)(c)	—	—	1,639,685	—
Cash	—	—	6,405,694	—
Receivable for investments sold	—	—	220,104,546	—
Receivable for Fund shares sold	—	—	—	126,778
Receivable for closed swap contracts (Note 4)	—	—	515,502	—
Dividend withholding tax receivable	—	—	2,462,757	—
Dividends and interest receivable	227	757	23,393,601	236
Unrealized appreciation on open forward currency contracts (Note 4)	—	—	7,601,129	—
Receivable for variation margin on open futures contracts (Note 4)	—	—	10,272,921	—
Receivable for variation margin on open cleared swap contracts (Note 4)	—	—	20,470	—
Due from broker (Note 2)	—	—	214,328,577	—
Receivable for open OTC swap contracts (Note 4)	—	—	1,972,278	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	6,639	6,308	315,815	5,426
Miscellaneous receivable	—	—	5,121	89

Total assets	469,350,842	2,329,020,834	12,048,994,357	664,946,490

Liabilities:
Investments sold short, at value (Note 2)(d)	—	—	191,300,855	—
Payable for investments purchased	—	—	302,917,707	—
Payable for Fund shares repurchased	—	—	—	15,557
Accrued foreign capital gains tax payable (Note 2)	—	—	646,673	—
Payable for variation margin on open cleared swap contracts (Note 4)	—	—	1,026,106	—
Unrealized depreciation on open forward currency contracts (Note 4)	—	—	32,351,243	—
Interest payable for open OTC swap contracts	—	—	81,926	—
Interest and dividend payable for short sales	—	—	151,933	—
Payable for open OTC swap contracts (Note 4)	—	—	281,803	—
Written options outstanding, at value (Note 4)(e)	—	—	12,521,938	—
Payable to agents unaffiliated with GMO	84	363	1,878	141
Payable to Trustees and related expenses	967	5,894	26,167	1,563
Accrued expenses	66,969	93,947	1,986,776	62,312

Total liabilities	68,020	100,204	543,295,005	79,573

Net assets	$469,282,822	$2,328,920,630	$11,505,699,352	$664,866,917

(a) Cost of investments – affiliated issuers:	$412,488,926	$2,148,942,887	$—	$630,296,579
(b) Cost of investments – unaffiliated issuers:	$201,846	$807,905	$10,780,544,870	$262,880
(c) Cost of foreign currency:	$—	$—	$1,643,135	$—
(d) Proceeds from securities sold short:	$—	$—	$182,433,324	$—
(e) Premiums on written options:	$—	$—	$13,223,496	$—

See accompanying notes to the financial statements.	115

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2018 — (Continued)

	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Consolidated Implementation Fund	International Developed Equity Allocation Fund
Net assets consist of:
Paid-in capital	$510,650,822	$2,419,828,840	$11,489,631,649	$786,018,917
Accumulated undistributed (distributions in excess of) net investment income	1,393,219	1,319,053	4,569,723	101,971
Accumulated net realized gain (loss)	(99,414,423)	(271,490,240)	(749,921,242)	(155,508,473)
Net unrealized appreciation (depreciation)	56,653,204	179,262,977	761,419,222	34,254,502

	$469,282,822	$2,328,920,630	$11,505,699,352	$664,866,917

Net assets attributable to:
Core Class	$—	$—	$11,505,699,352	$—

Class III	$469,282,822	$2,328,920,630	$—	$664,866,917

Shares outstanding:
Core Class	—	—	816,620,653	—

Class III	20,512,002	86,689,776	—	38,387,203

Net asset value per share:
Core Class	$—	$—	$14.09	$—

Class III	$22.88	$26.86	$—	$17.32

116	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2018 — (Continued)

	International Equity Allocation Fund	Consolidated SGM Major Markets Fund	Consolidated Special Opportunities Fund	Strategic Opportunities Allocation Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$1,150,981,352	$1,072,205,111	$70,137	$1,195,528,932
Investments in unaffiliated issuers, at value (Note 2)(b)	410,902	799,906,167	1,029,335,111	106,833,858
Foreign currency, at value (Note 2)(c)	—	173,909	—	—
Cash	—	8,500,185	614,930	—
Receivable for investments sold	—	—	—	6,804,614
Receivable for Fund shares sold	—	2,741,012	7,258,951	—
Dividend withholding tax receivable	—	—	92,529	—
Dividends and interest receivable	387	2,452,187	119,578	272,364
Unrealized appreciation on open forward currency contracts (Note 4)	—	13,180,984	4,181	—
Receivable for variation margin on open futures contracts (Note 4)	—	1,610,275	—	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	5,629	29,226	—	5,164
Miscellaneous receivable	—	—	36,477	—

Total assets	1,151,398,270	1,900,799,056	1,037,531,894	1,309,444,932

Liabilities:
Payable for investments purchased	—	1,287,114	—	112,527
Payable for Fund shares repurchased	—	127,134	—	6,804,266
Payable to affiliate for (Note 5):
Management fee	—	1,226,429	888,924	—
Shareholder service fee	—	81,691	44,446	—
Payable for variation margin on open futures contracts (Note 4)	—	14,000,721	15,063	—
Unrealized depreciation on open forward currency contracts (Note 4)	—	1,553,458	—	—
Payable to agents unaffiliated with GMO	187	262	197	156
Payable to Trustees and related expenses	2,422	3,420	2,341	2,368
Accrued expenses	68,176	237,176	336,201	84,658

Total liabilities	70,785	18,517,405	1,287,172	7,003,975

Net assets	$1,151,327,485	$1,882,281,651	$1,036,244,722	$1,302,440,957

(a) Cost of investments – affiliated issuers:	$1,067,098,190	$1,073,411,341	$317,181	$1,080,388,201
(b) Cost of investments – unaffiliated issuers:	$410,902	$800,777,507	$786,471,551	$107,851,490
(c) Cost of foreign currency:	$—	$40	$—	$—

See accompanying notes to the financial statements.	117

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2018 — (Continued)

	International Equity Allocation Fund	Consolidated SGM Major Markets Fund	Consolidated Special Opportunities Fund	Strategic Opportunities Allocation Fund
Net assets consist of:
Paid-in capital	$1,173,340,375	$1,919,833,908	$762,067,635	$1,161,779,359
Accumulated undistributed (distributions in excess of) net investment income	1,641,877	(2,314,280)	(1,795,158)	322,995
Accumulated net realized gain (loss)	(107,537,929)	(16,516,239)	34,410,842	26,215,504
Net unrealized appreciation (depreciation)	83,883,162	(18,721,738)	241,561,403	114,123,099

	$1,151,327,485	$1,882,281,651	$1,036,244,722	$1,302,440,957

Net assets attributable to:
Class III	$1,151,327,485	$26,629,956	$—	$1,302,440,957

Class IV	$—	$11,903,494	$—	$—

Class VI	$—	$1,843,748,201	$1,036,244,722	$—

Shares outstanding:
Class III	35,299,757	835,673	—	58,984,716

Class IV	—	374,821	—	—

Class VI	—	58,009,413	41,009,040	—

Net asset value per share:
Class III	$32.62	$31.87	$—	$22.08

Class IV	$—	$31.76	$—	$—

Class VI	$—	$31.78	$25.27	$—

118	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2018

	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund
Investment Income:
Dividends from affiliated issuers (Note 10)	$148,213	$360,573,321	$30,899,770	$54,635,579
Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	5,381,217	53,520	44,908,596	3,088
Interest	112,873	3,017	23,797,653	8,757

Total investment income	5,642,303	360,629,858	99,606,019	54,647,424

Expenses:
Management fee (Note 5)	1,161,316	88,822,886	—	—
Shareholder service fee – Class III (Note 5)	13,338	7,497,455	—	—
Shareholder service fee – Class IV (Note 5)	223,371	2,976,880	—	—
Supplemental support fee – Class MF (Note 5)	—	5,689,876	—	—
Audit and tax fees	129,060	29,040	116,369	42,181
Custodian, fund accounting agent and transfer agent fees	371,755	105,634	1,618,773	62,307
Legal fees	6,405	105,869	68,091	18,815
Registration fees	5,157	1,400	—	4,174
Trustees’ fees and related expenses (Note 5)	4,840	318,187	101,093	56,646
Interest expense (Note 2)	—	—	30,730	—
Miscellaneous	71,589	43,349	90,744	13,510

Total expenses	1,986,831	105,590,576	2,025,800	197,633
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(536,151)	(251,779)	(1,193,078)	(134,557)
Indirectly incurred management fees waived or borne by GMO (Note 5)	—	(19,880,639)	—	—
Indirectly incurred shareholder service fee waived or borne by GMO (Note 5)	—	(1,658,359)	—	—

Net expenses	1,450,680	83,799,799	832,722	63,076

Net investment income (loss)	4,191,623	276,830,059	98,773,297	54,584,348

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	28,143,991	—	134,133,286	(37,729)
Investments in affiliated issuers	(14,336)	165,718,784	14,468,070	(5,348,621)
Realized gain distributions from affiliated issuers (Note 10)	—	83,992,891	27,153,748	41,278,276
Futures contracts	(31,036,798)	—	313,291	—
Swap contracts	—	—	2,357	—
Forward currency contracts	(727,582)	—	(3,511,900)	—
Foreign currency and foreign currency related transactions	(2,510,985)	—	(341,353)	—

Net realized gain (loss)	(6,145,710)	249,711,675	172,217,499	35,891,926

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	10,641,165	—	126,713,497	58,956
Investments in affiliated issuers	(793)	808,309,413	152,107,006	184,290,109
Futures contracts	3,065,307	—	3,300,316	—
Forward currency contracts	137,804	—	(3,286,509)	—
Foreign currency and foreign currency related transactions	50,165	—	(63,762)	—

Net change in unrealized appreciation (depreciation)	13,893,648	808,309,413	278,770,548	184,349,065

Net realized and unrealized gain (loss)	7,747,938	1,058,021,088	450,988,047	220,240,991

Net increase (decrease) in net assets resulting from operations	$11,939,561	$1,334,851,147	$549,761,344	$274,825,339

(a) Withholding tax:	$393,660	$—	$4,792,141	$—
(b) Foreign capital gains tax on net realized gain (loss):	$3,986	$—	$317,287	$—
(c) Foreign capital gains tax on change in net unrealized appreciation (depreciation):	$(2,832)	$—	$(551,073)	$—

See accompanying notes to the financial statements.	119

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2018 — (Continued)

	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Consolidated Implementation Fund	International Developed Equity Allocation Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	$394	$1,360	$185,362,269	$428
Interest	495	666	99,572,989	299
Dividends from affiliated issuers (Note 10)	13,492,766	63,053,905	—	20,870,835

Total investment income	13,493,655	63,055,931	284,935,258	20,871,562

Expenses:
Audit and tax fees	23,451	23,506	306,993	23,470
Custodian, fund accounting agent and transfer agent fees	54,271	55,318	4,530,376	55,293
Dividend expense on short sales	—	—	3,969,253	—
Legal fees	10,304	31,000	125,767	8,992
Registration fees	3,197	3,194	—	1,115
Trustees’ fees and related expenses (Note 5)	15,829	55,309	268,040	15,151
Interest expense (Note 2)	—	—	256,949	—
Miscellaneous	6,699	20,704	268,818	8,217 *

Total expenses	113,751	189,031	9,726,196	112,238
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(96,375)	(129,131)	(4,868,134)	(95,745)

Net expenses	17,376	59,900	4,858,062	16,493

Net investment income (loss)	13,476,279	62,996,031	280,077,196	20,855,069

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	—	—	693,761,737	—
Investments in affiliated issuers	(31,735,375)	(3,589,780)	—	(4,311,611)
Realized gain distributions from affiliated issuers (Note 10)	19,105,946	65,078,205	—	—
Investments in securities sold short	—	—	(91,051,717)	—
Futures contracts	—	—	3,966,597	—
Written options	—	—	826,088	—
Swap contracts	—	—	12,713,355	—
Forward currency contracts	—	—	(17,712,549)	—
Foreign currency and foreign currency related transactions	—	—	(1,689,761)	—

Net realized gain (loss)	(12,629,429)	61,488,425	600,813,750	(4,311,611)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	—	—	311,706,489	—
Investments in affiliated issuers	128,701,084	331,592,435	—	108,212,184
Investments in securities sold short	—	—	6,830,978	—
Futures contracts	—	—	20,628,148	—
Written options	—	—	2,318,545	—
Swap contracts	—	—	10,972,364	—
Forwards currency contracts	—	—	(23,886,314)	—
Foreign currency and foreign currency related transactions	—	—	755,587	—

Net change in unrealized appreciation (depreciation)	128,701,084	331,592,435	329,325,797	108,212,184

Net realized and unrealized gain (loss)	116,071,655	393,080,860	930,139,547	103,900,573

Net increase (decrease) in net assets resulting from operations	$129,547,934	$456,076,891	$1,210,216,743	$124,755,642

(a) Withholding tax:	$—	$—	$19,919,675	$—
(b) Foreign capital gains tax on net realized gain (loss):	$—	$—	$515,501	$—
(c) Foreign capital gains tax on change in net unrealized appreciation (depreciation):	$—	$—	$(694,688)	$—
* Includes $6,583 of printing expenses.

120	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2018 — (Continued)

	International Equity Allocation Fund	Consolidated SGM Major Markets Fund	Consolidated Special Opportunities Fund	Strategic Opportunities Allocation Fund
Investment Income:
Dividends from affiliated issuers (Note 10)	$32,728,305	$9,061,525	$—	$47,680,237
Interest	365	7,275,856	4,619,439	3,404,566
Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	653	248,966	6,432,406	2,969

Total investment income	32,729,323	16,586,347	11,051,845	51,087,772

Expenses:
Management fee (Note 5)	—	13,184,838	11,161,308	—
Shareholder service fee – Class III (Note 5)	—	13,365	—	—
Shareholder service fee – Class IV (Note 5)	—	33,103	—	—
Shareholder service fee – Class VI (Note 5)	—	830,030	558,065	—
Audit and tax fees	23,454	88,269	113,357	37,018
Custodian, fund accounting agent and transfer agent fees	53,537	257,944	163,116	53,141
Legal fees	14,862	40,425	246,616	22,337
Registration fees	5,454	31,003	1,735	3,436
Trustees’ fees and related expenses (Note 5)	25,129	35,226	23,560	43,353
Miscellaneous	9,834 *	39,116	26,744	13,222

Total expenses	132,270	14,553,319	12,294,501	172,507
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(104,932)	(429,934)	—	(125,382)

Net expenses	27,338	14,123,385	12,294,501	47,125

Net investment income (loss)	32,701,985	2,462,962	(1,242,656)	51,040,647

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	—	(242,459)	95,586,680	386,684
Investments in affiliated issuers	(2,354,468)	(131,885)	—	35,937,588
Realized gain distributions from affiliated issuers (Note 10)	—	—	—	30,514,278
Futures contracts	—	98,004,625	(2,213,953)	—
Written options	—	—	3,321,520	—
Forward currency contracts	—	(31,687,655)	(2,402,408)	—
Foreign currency and foreign currency related transactions	—	(5,872,023)	5,552	—

Net realized gain (loss)	(2,354,468)	60,070,603	94,297,391	66,838,550

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)	—	(791,161)	191,583,089	(3,517,964)
Investments in affiliated issuers	185,788,303	(941,321)	(20,211)	157,115,588
Futures contracts	—	(53,851,162)	1,962,447	—
Written options	—	—	(1,213,466)	—
Forwards currency contracts	—	8,639,854	13,424	—
Foreign currency and foreign currency related transactions	—	174,615	9,384	—

Net change in unrealized appreciation (depreciation)	185,788,303	(46,769,175)	192,334,667	153,597,624

Net realized and unrealized gain (loss)	183,433,835	13,301,428	286,632,058	220,436,174

Net increase (decrease) in net assets resulting from operations	$216,135,820	$15,764,390	$285,389,402	$271,476,821

(a) Withholding tax:	$—	$—	$177,593	$—
(b) Foreign capital gains tax on net realized gain (loss):	$—	$—	$(801,696)	$—
* Includes $7,007 of printing expenses.

See accompanying notes to the financial statements.	121

GMO Trust Funds

Statements of Changes in Net Assets

	Alpha Only Fund		Benchmark-Free Allocation Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,191,623	$4,532,594	$276,830,059	$220,401,847
Net realized gain (loss)	(6,145,710)	(39,021,157)	249,711,675	153,420,465
Change in net unrealized appreciation (depreciation)	13,893,648	29,019,238	808,309,413	1,325,782,244

Net increase (decrease) in net assets from operations	11,939,561	(5,469,325)	1,334,851,147	1,699,604,556

Distributions to shareholders from:
Net investment income
Class III	(104,020)	(226,478)	(113,187,765)	(80,269,673)
Class IV	(2,679,412)	(7,404,091)	(73,419,032)	(42,073,207)
Class MF	—	—	(136,226,196)	(99,711,857)

Total distributions from net investment income	(2,783,432)	(7,630,569)	(322,832,993)	(222,054,737)

Net share transactions (Note 9):
Class III	(387,767)	517,480	(463,077,586)	(1,155,147,216)
Class IV	(12,270,377)	(47,601,802)	(125,243,907)	(94,499,738)
Class MF	—	—	(658,879,382)	(2,872,966,238)

Increase (decrease) in net assets resulting from net share transactions	(12,658,144)	(47,084,322)	(1,247,200,875)	(4,122,613,192)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	1,805,688	3,463,441
Class IV	—	—	1,055,758	1,691,330
Class MF	—	—	2,043,593	4,522,945

Increase in net assets resulting from purchase premiums and redemption fees	—	—	4,905,039	9,677,716

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(12,658,144)	(47,084,322)	(1,242,295,836)	(4,112,935,476)

Total increase (decrease) in net assets	(3,502,015)	(60,184,216)	(230,277,682)	(2,635,385,657)

Net assets:
Beginning of period	233,833,412	294,017,628	13,770,457,634	16,405,843,291

End of period	$230,331,397	$233,833,412	$13,540,179,952	$13,770,457,634

Accumulated undistributed (distributions in excess of) net investment income	$(1,289,057)	$67,491	$(3,577,793)	$4,355,144

122	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Benchmark-Free Fund		Global Asset Allocation Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$98,773,297	$105,049,984	$54,584,348	$58,281,786
Net realized gain (loss)	172,217,499	45,167,642	35,891,926	(163,024,800)
Change in net unrealized appreciation (depreciation)	278,770,548	451,920,797	184,349,065	468,278,212

Net increase (decrease) in net assets from operations	549,761,344	602,138,423	274,825,339	363,535,198

Distributions to shareholders from:
Net investment income
Class III	(126,068,577)	(116,700,824)	(61,208,240)	(62,220,291)

Total distributions from net investment income	(126,068,577)	(116,700,824)	(61,208,240)	(62,220,291)

Net share transactions (Note 9):
Class III	(332,857,369)	(397,485,238)	(162,848,213)	(1,197,015,061)

Increase (decrease) in net assets resulting from net share transactions	(332,857,369)	(397,485,238)	(162,848,213)	(1,197,015,061)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	1,394,003	1,188,794	890,639	1,853,433

Increase in net assets resulting from purchase premiums and redemption fees	1,394,003	1,188,794	890,639	1,853,433

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(331,463,366)	(396,296,444)	(161,957,574)	(1,195,161,628)

Total increase (decrease) in net assets	92,229,401	89,141,155	51,659,525	(893,846,721)

Net assets:
Beginning of period	4,394,259,534	4,305,118,379	2,423,945,032	3,317,791,753

End of period	$4,486,488,935	$4,394,259,534	$2,475,604,557	$2,423,945,032

Accumulated undistributed (distributions in excess of) net investment income	$4,316,315	$12,141,708	$1,933,430	$1,907,347

See accompanying notes to the financial statements.	123

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Global Developed Equity Allocation Fund		Global Equity Allocation Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$13,476,279	$33,369,552	$62,996,031	$69,282,296
Net realized gain (loss)	(12,629,429)	(57,989,311)	61,488,425	(274,880,007)
Change in net unrealized appreciation (depreciation)	128,701,084	255,753,023	331,592,435	729,023,158

Net increase (decrease) in net assets from operations	129,547,934	231,133,264	456,076,891	523,425,447

Distributions to shareholders from:
Net investment income
Class III	(18,007,301)	(30,222,114)	(70,822,350)	(68,744,144)

Total distributions from net investment income	(18,007,301)	(30,222,114)	(70,822,350)	(68,744,144)

Net realized gains
Class III	—	(39,709,256)	—	(55,809,080)

Total distributions from net realized gains	—	(39,709,256)	—	(55,809,080)

Net share transactions (Note 9):
Class III	(635,039,526)	(602,267,298)	(264,039,968)	(1,073,431,102)

Increase (decrease) in net assets resulting from net share transactions	(635,039,526)	(602,267,298)	(264,039,968)	(1,073,431,102)

Redemption fees (Notes 2 and 9):
Class III	522,102	549,011	887,839	2,209,585

Increase in net assets resulting from redemption fees	522,102	549,011	887,839	2,209,585

Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(634,517,424)	(601,718,287)	(263,152,129)	(1,071,221,517)

Total increase (decrease) in net assets	(522,976,791)	(440,516,393)	122,102,412	(672,349,294)

Net assets:
Beginning of period	992,259,613	1,432,776,006	2,206,818,218	2,879,167,512

End of period	$469,282,822	$992,259,613	$2,328,920,630	$2,206,818,218

Accumulated undistributed (distributions in excess of) net investment income	$1,393,219	$4,106,980	$1,319,053	$3,028,905

124	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Consolidated Implementation Fund		International Developed Equity Allocation Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$280,077,196	$264,569,572	$20,855,069	$27,679,519
Net realized gain (loss)	600,813,750	(42,789,124)	(4,311,611)	(23,893,115)
Change in net unrealized appreciation (depreciation)	329,325,797	1,314,797,007	108,212,184	142,706,231

Net increase (decrease) in net assets from operations	1,210,216,743	1,536,577,455	124,755,642	146,492,635

Distributions to shareholders from:
Net investment income
Core Class	(335,144,868)	(218,046,347)	—	—
Class III	—	—	(20,807,945)	(27,805,230)

Total distributions from net investment income	(335,144,868)	(218,046,347)	(20,807,945)	(27,805,230)

Net share transactions (Note 9):
Core Class	(600,296,581)	(3,756,011,512)	—	—
Class III	—	—	(40,941,783)	(460,198,898)

Increase (decrease) in net assets resulting from net share transactions	(600,296,581)	(3,756,011,512)	(40,941,783)	(460,198,898)

Purchase premiums and redemption fees (Notes 2 and 9):
Core Class	4,240,205	8,960,910	—	—
Class III	—	—	68,771	480,788

Increase in net assets resulting from purchase premiums and redemption fees	4,240,205	8,960,910	68,771	480,788

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(596,056,376)	(3,747,050,602)	(40,873,012)	(459,718,110)

Total increase (decrease) in net assets	279,015,499	(2,428,519,494)	63,074,685	(341,030,705)

Net assets:
Beginning of period	11,226,683,853	13,655,203,347	601,792,232	942,822,937

End of period	$11,505,699,352	$11,226,683,853	$664,866,917	$601,792,232

Accumulated undistributed (distributions in excess of) net investment income	$4,569,723	$13,863,806	$101,971	$54,847

See accompanying notes to the financial statements.	125

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Equity Allocation Fund		Consolidated SGM Major Markets Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$32,701,985	$36,335,910	$2,462,962	$(6,611,180)
Net realized gain (loss)	(2,354,468)	(37,280,749)	60,070,603	48,794,708
Change in net unrealized appreciation (depreciation)	185,788,303	226,072,718	(46,769,175)	13,986,113

Net increase (decrease) in net assets from operations	216,135,820	225,127,879	15,764,390	56,169,641

Distributions to shareholders from:
Net investment income
Class III	(33,024,114)	(35,103,258)	—	(338,003)
Class IV	—	—	—	(1,340,200)
Class VI	—	—	—	(47,180,108)

Total distributions from net investment income	(33,024,114)	(35,103,258)	—	(48,858,311)

Net realized gains
Class III	—	—	(180,594)	(214,673)
Class IV	—	—	(953,492)	(1,979,745)
Class VI	—	—	(56,853,796)	(52,825,200)

Total distributions from net realized gains	—	—	(57,987,882)	(55,019,618)

Net share transactions (Note 9):
Class III	(118,301,310)	(239,862,091)	20,704,296	(18,796,751)
Class IV	—	—	(42,897,635)	58,957,014
Class VI	—	—	439,311,501	193,889,925

Increase (decrease) in net assets resulting from net share transactions	(118,301,310)	(239,862,091)	417,118,162	234,050,188

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	713,905	841,053	—	—

Increase in net assets resulting from purchase premiums and redemption fees	713,905	841,053	—	—

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(117,587,405)	(239,021,038)	417,118,162	234,050,188

Total increase (decrease) in net assets	65,524,301	(48,996,417)	374,894,670	186,341,900

Net assets:
Beginning of period	1,085,803,184	1,134,799,601	1,507,386,981	1,321,045,081

End of period	$1,151,327,485	$1,085,803,184	$1,882,281,651	$1,507,386,981

Accumulated undistributed (distributions in excess of) net investment income	$1,641,877	$1,964,006	$(2,314,280)	$(30,076,100)

126	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Consolidated Special Opportunities Fund		Strategic Opportunities Allocation Fund
	Year Ended February 28,		Year Ended February 28,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,242,656)	$11,252,050	$51,040,647	$54,982,571
Net realized gain (loss)	94,297,391	15,757,081	66,838,550	(21,722,828)
Change in net unrealized appreciation (depreciation)	192,334,667	110,243,332	153,597,624	277,374,456

Net increase (decrease) in net assets from operations	285,389,402	137,252,463	271,476,821	310,634,199

Distributions to shareholders from:
Net investment income
Class III	—	—	(55,183,123)	(54,767,504)
Class VI	(680,089)	(16,240,542)	—	—

Total distributions from net investment income	(680,089)	(16,240,542)	(55,183,123)	(54,767,504)

Net realized gains
Class III	—	—	(1,947,705)	(1,162,716)
Class VI	(67,496,961)	(20,678,991)	—	—

Total distributions from net realized gains	(67,496,961)	(20,678,991)	(1,947,705)	(1,162,716)

Net share transactions (Note 9):
Class III	—	—	(930,852,849)	(206,111,527)
Class VI	(175,366,785)	(247,683,492)	—	—

Increase (decrease) in net assets resulting from net share transactions	(175,366,785)	(247,683,492)	(930,852,849)	(206,111,527)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	1,948,317	491,456
Class VI	1,580,217	1,434,047	—	—

Increase in net assets resulting from purchase premiums and redemption fees	1,580,217	1,434,047	1,948,317	491,456

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(173,786,568)	(246,249,445)	(928,904,532)	(205,620,071)

Total increase (decrease) in net assets	43,425,784	(145,916,515)	(714,558,539)	49,083,908

Net assets:
Beginning of period	992,818,938	1,138,735,453	2,016,999,496	1,967,915,588

End of period	$1,036,244,722	$992,818,938	$1,302,440,957	$2,016,999,496

Accumulated undistributed (distributions in excess of) net investment income	$(1,795,158)	$(1,169,260)	$322,995	$1,595,492

See accompanying notes to the financial statements.	127

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

ALPHA ONLY FUND

	Class III Shares									Class IV Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2018		2017		2016		2015	2014		2018		2017		2016		2015	2014
Net asset value, beginning of period	$20.96		$22.04		$22.93		$23.98	$24.22		$20.97		$22.05		$22.95		$23.99	$24.24

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.41		0.35		0.37		0.34	0.53		0.39		0.37		0.39		0.35	0.58
Net realized and unrealized gain (loss)	0.68		(0.80)		(0.40)		(0.96)	(0.76)		0.71		(0.81)		(0.41)		(0.95)	(0.80)

Total from investment operations	1.09		(0.45)		(0.03)		(0.62)	(0.23)		1.10		(0.44)		(0.02)		(0.60)	(0.22)

Less distributions to shareholders:
From net investment income	(0.25)		(0.63)		(0.86)		(0.43)	(0.01)		(0.26)		(0.64)		(0.88)		(0.44)	(0.03)

Total distributions	(0.25)		(0.63)		(0.86)		(0.43)	(0.01)		(0.26)		(0.64)		(0.88)		(0.44)	(0.03)

Net asset value, end of period	$21.80		$20.96		$22.04		$22.93	$23.98		$21.81		$20.97		$22.05		$22.95	$23.99

Total Return(b)	5.22%		(2.02)%		(0.06)%		(2.60)%	(0.94)%		5.27%		(1.98)%		(0.03)%		(2.51)%	(0.93)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,829		$7,852		$7,712		$26,695	$35,392		$222,503		$225,982		$286,305		$3,333,388	$3,523,518
Net expenses to average daily net assets	0.67	%(c)	0.68	%(c)	0.66	%(c)	0.65%	0.30	%(c)(d)	0.62	%(c)	0.62	%(c)	0.60	%(c)	0.60%	0.26	%(c)(d)
Net investment income (loss) to average daily net assets(a)	1.91%		1.62%		1.66%		1.44%	2.19%		1.80%		1.69%		1.76%		1.46%	2.42%
Portfolio turnover rate	67	%(e)	22	%(e)	85%		123%	66%		67	%(e)	22	%(e)	85%		123%	66%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.22%		0.20%		0.06%		0.04%	0.37	%(f)	0.23%		0.20%		0.05%		0.04%	0.36	%(f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 135% and 80%, respectively, of the average value of its portfolio.
(f)	Ratios include indirect fees waived or borne by the Fund.
†	Calculated using average shares outstanding throughout the period.

128	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

BENCHMARK-FREE ALLOCATION FUND

	Class III Shares							Class IV Shares
	Year Ended February 28/29,							Year Ended February 28/29,
	2018	2017	2016(a)		2015(b)	2014(b)		2018	2017	2016(a)		2015(b)	2014(b)
Net asset value, beginning of period	$25.78	$23.46	$27.04		$27.07	$25.77		$25.78	$23.46	$27.03		$27.06	$25.75

Income (loss) from investment operations:
Net investment income (loss)(c)†	0.52	0.37	0.19		0.38	0.48		0.58	0.40	0.20		0.36	0.46
Net realized and unrealized gain (loss)	2.12	2.35	(3.26)		0.86	1.57		2.06	2.33	(3.26)		0.89	1.61

Total from investment operations	2.64	2.72	(3.07)		1.24	2.05		2.64	2.73	(3.06)		1.25	2.07

Less distributions to shareholders:
From net investment income	(0.66)	(0.40)	(0.34)		(0.52)	(0.39)		(0.67)	(0.41)	(0.34)		(0.53)	(0.40)
From net realized gains	—	—	(0.17)		(0.75)	(0.36)		—	—	(0.17)		(0.75)	(0.36)

Total distributions	(0.66)	(0.40)	(0.51)		(1.27)	(0.75)		(0.67)	(0.41)	(0.51)		(1.28)	(0.76)

Net asset value, end of period	$27.76	$25.78	$23.46		$27.04	$27.07		$27.75	$25.78	$23.46		$27.03	$27.06

Total Return(d)	10.28%	11.66%	(11.51)%		4.71%	8.03%		10.30%	11.71%	(11.46)%		4.75%	8.12%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,162,084	$5,248,863	$5,872,663		$6,040,891	$3,109,509		$2,756,005	$2,663,418	$2,508,115		$3,363,711	$2,511,906
Net operating expenses to average daily net assets(e)	0.65%	0.65%	0.66%		0.64%	0.59	%(f)	0.60%	0.60%	0.61%		0.59%	0.54	%(f)
Interest and/or dividend expenses to average daily net assets(g)	—	—	0.02%		0.05%	—		—	—	0.02%		0.05%	—
Total net expenses to average daily net assets(e)	0.65%	0.65%	0.68%		0.69%	0.59%		0.60%	0.60%	0.63%		0.64%	0.54%
Net investment income (loss) to average daily net assets(c)	1.93%	1.46%	0.73%		1.41%	1.79%		2.13%	1.61%	0.80%		1.32%	1.73%
Portfolio turnover rate	9%	7%	53	%(h)	84%	52%		9%	7%	53	%(h)	84%	52%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(i)	0.16%	0.15%	0.16%		0.20%	0.27%		0.16%	0.15%	0.16%		0.20%	0.27%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01	$0.02	$0.01		$0.01	$0.03		$0.01	$0.02	$0.01		$0.01	$0.03

(a)	The amounts shown, where applicable, are consolidated through the period ended July 31, 2015 (Note 2 — Basis of presentation and principles of consolidation).
(b)	Consolidated financial highlights (Note 2 — Basis of presentation and principles of consolidation).
(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	Interest and dividend expense incurred as a result of entering into reverse repurchase agreements, securities sold short and/or cleared swap contracts, if any, is included in the Fund’s net expenses.
(h)	Had the Fund not been consolidated for the year ended February 29, 2016, the portfolio turnover would have been 23%.
(i)	Ratios include indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	129

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

BENCHMARK-FREE ALLOCATION FUND (continued)

	Class MF Shares
	Year Ended February 28/29,
	2018	2017		2016(a)		2015(b)		2014(b)
Net asset value, beginning of period	$25.80	$23.47		$27.04		$27.07		$25.76

Income (loss) from investment operations:
Net investment income (loss)(c)†	0.56	0.35		0.19		0.37		0.49
Net realized and unrealized gain (loss)	2.08	2.39		(3.24)		0.88		1.58

Total from investment operations	2.64	2.74		(3.05)		1.25		2.07

Less distributions to shareholders:
From net investment income	(0.67)	(0.41)		(0.35)		(0.53)		(0.40)
From net realized gains	—	—		(0.17)		(0.75)		(0.36)

Total distributions	(0.67)	(0.41)		(0.52)		(1.28)		(0.76)

Net asset value, end of period	$27.77	$25.80		$23.47		$27.04		$27.07

Total Return(d)	10.29%	11.76%		(11.45)%		4.78%		8.11%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,622,091	$5,858,177		$8,025,066		$12,255,179		$9,103,523
Net operating expenses to average daily net assets(e)	0.60%	0.60	%(f)	0.58	%(f)	0.55	%(f)	0.53	%(g)
Interest and/or dividend expenses to average daily net assets(h)	—	—		0.02%		0.05%		—
Total net expenses to average daily net assets(e)	0.60%	0.60	%(f)	0.60	%(f)	0.60	%(f)	0.53%
Net investment income (loss) to average daily net assets(c)	2.06%	1.38%		0.77%		1.37%		1.83%
Portfolio turnover rate	9%	7%		53	%(i)	84%		52%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(j)	0.16%	0.16%		0.19%		0.23%		0.27%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01	$0.02		$0.01		$0.01		$0.03

(a)	The amounts shown, where applicable, are consolidated through the period ended July 31, 2015 (Note 2 — Basis of presentation and principles of consolidation).
(b)	Consolidated financial highlights (Note 2 — Basis of presentation and principles of consolidation).
(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	Class MF net expenses include a supplemental support fee reduction (Note 5).
(g)	The net expense ratio does not include the effect of expense reductions (Note 2).
(h)	Interest and dividend expense incurred as a result of entering into reverse repurchase agreements, securities sold short and/or cleared swap contracts, if any, is included in the Fund’s net expenses.
(i)	Had the Fund not been consolidated for the year ended February 29, 2016, the portfolio turnover would have been 23%.
(j)	Ratios include indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

130	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout the period)

BENCHMARK-FREE FUND

	Class III Shares
	Year Ended February 28/29,
	2018		2017		2016		2015		2014
Net asset value, beginning of period	$18.95		$17.00		$20.30		$22.09		$21.33

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.46		0.43		0.58		0.61		0.59
Net realized and unrealized gain (loss)	2.10		2.01		(2.70)		0.61		1.45

Total from investment operations	2.56		2.44		(2.12)		1.22		2.04

Less distributions to shareholders:
From net investment income	(0.60)		(0.49)		(0.60)		(0.79)		(0.74)
From net realized gains	—		—		(0.58)		(2.22)		(0.54)

Total distributions	(0.60)		(0.49)		(1.18)		(3.01)		(1.28)

Net asset value, end of period	$20.91		$18.95		$17.00		$20.30		$22.09

Total Return(b)	13.59%		14.52%		(10.82)%		5.76%		9.66%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,486,489		$4,394,260		$4,305,118		$5,052,362		$4,367,658
Net expenses to average daily net assets(c)	0.02%		0.01%		0.00	%(d)	0.00	%(d)	0.00	%(d)(e)
Interest and/or dividend expenses to average daily net assets(f)	0.00	%(g)	0.00	%(g)	—		—		—
Total net expenses to average daily net assets(c)	0.02%		0.01%		0.00	%(d)	0.00	%(d)	0.00	%(d)
Net investment income (loss) to average daily net assets(a)	2.29%		2.37%		3.09%		2.90%		2.67%
Portfolio turnover rate	78	%(h)	83	%(h)	101%		60%		51%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%		0.04%		0.01%		0.00	%(i)	0.00	%(i)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.00	(j)	$0.00	(j)	$0.00	(j)	$0.00	(j)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Interest and dividend expense incurred as a result of entering into reverse repurchase agreements, securities sold short and/or cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(g)	Ratio is less than 0.01%.
(h)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 81% and 86%, respectively, of the average value of its portfolio.
(i)	Fees and expenses reimbursed by GMO were less than 0.01%.
(j)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	131

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL ASSET ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2018		2017(a)		2016(a)	2015(a)	2014(a)
Net asset value, beginning of period	$30.48		$27.60		$33.81	$35.40	$32.70

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.73		0.61		1.02	0.96	0.81
Net realized and unrealized gain (loss)	2.93		3.00		(4.53)	0.60	2.73

Total from investment operations	3.66		3.61		(3.51)	1.56	3.54

Less distributions to shareholders:
From net investment income	(0.83)		(0.73)		(1.14)	(1.29)	(0.84)
From net realized gains	—		—		(1.56)	(1.86)	—

Total distributions	(0.83)		(0.73)		(2.70)	(3.15)	(0.84)

Net asset value, end of period	$33.31		$30.48		$27.60	$33.81	$35.40

Total Return(c)	12.04%		13.21%		(10.98)%	4.55%	10.88%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,475,605		$2,423,945		$3,317,792	$4,868,922	$5,362,913
Net expenses to average daily net assets(d)(e)	0.00%		0.00%		0.00%	0.00%	0.00	%(f)
Net investment income (loss) to average daily net assets(b)	2.24%		2.06%		3.33%	2.75%	2.33%
Portfolio turnover rate	20	%(g)	19	%(g)	20%	38%	46%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%		0.01%		0.01%	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.02		$0.01	$0.01	$0.01

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 22% and 18%, respectively, of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

132	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL DEVELOPED EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$19.60	$17.40	$22.84	$25.00	$21.13

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.42	0.52	0.51	0.80	0.61
Net realized and unrealized gain (loss)	3.55	2.87	(3.64)	0.02 (b)	3.96

Total from investment operations	3.97	3.39	(3.13)	0.82	4.57

Less distributions to shareholders:
From net investment income	(0.69)	(0.55)	(0.52)	(0.82)	(0.70)
From net realized gains	—	(0.64)	(1.79)	(2.16)	—

Total distributions	(0.69)	(1.19)	(2.31)	(2.98)	(0.70)

Net asset value, end of period	$22.88	$19.60	$17.40	$22.84	$25.00

Total Return(c)	20.39%	20.03%	(14.81)%	3.32%	21.68%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$469,283	$992,260	$1,432,776	$1,770,455	$1,591,060
Net expenses to average daily net assets(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00	%(f)
Net investment income (loss) to average daily net assets(a)	1.99%	2.78%	2.49%	3.34%	2.62%
Portfolio turnover rate	5%	29%	14%	16%	36%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%	0.01%	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02	$0.01	$0.00 (g)	$0.00 (g)	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	133

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2018	2017(a)	2016(a)	2015(a)		2014(a)
Net asset value, beginning of period	$22.84	$19.71	$26.22	$28.29		$25.80

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.68	0.57	0.60	0.96		0.84
Net realized and unrealized gain (loss)	4.11	3.67	(4.47)	(0.03	)(c)	3.63

Total from investment operations	4.79	4.24	(3.87)	0.93		4.47

Less distributions to shareholders:
From net investment income	(0.77)	(0.70)	(0.60)	(0.90)		(0.87)
From net realized gains	—	(0.41)	(2.04)	(2.10)		(1.11)

Total distributions	(0.77)	(1.11)	(2.64)	(3.00)		(1.98)

Net asset value, end of period	$26.86	$22.84	$19.71	$26.22		$28.29

Total Return(d)	21.06%	21.93%	(15.96)%	3.37%		17.60%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,328,921	$2,206,818	$2,879,168	$3,800,256		$2,948,319
Net expenses to average daily net assets(f)(g)	0.00%	0.00%	0.00%	0.00%		0.00	%(e)
Net investment income (loss) to average daily net assets(b)	2.67%	2.63%	2.58%	3.54%		3.02%
Portfolio turnover rate	14%	27%	15%	21%		51%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%	0.01%	0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01	$0.02	$0.01	$0.01		$0.01

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	Net expenses to average daily net assets were less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

134	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CONSOLIDATED IMPLEMENTATION FUND

	Core Shares
	Year Ended February 28/29,
	2018		2017		2016		2015		2014
Net asset value, beginning of period	$13.06		$11.80		$13.59		$12.71		$11.30

Income (loss) from investment operations:
Net investment income (loss)†	0.33		0.27		0.21		0.25		0.32
Net realized and unrealized gain (loss)	1.11		1.24		(2.00)		0.63		1.09

Total from investment operations	1.44		1.51		(1.79)		0.88		1.41

Less distributions to shareholders:
From net investment income	(0.41)		(0.25)		—		—		—

Total distributions	(0.41)		(0.25)		—		—		—

Net asset value, end of period	$14.09		$13.06		$11.80		$13.59		$12.71

Total Return(a)	11.12%		12.88%		(13.17)%		6.92%		12.48%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,505,699		$11,226,684		$13,655,203		$15,915,866		$10,160,905
Net operating expenses to average daily net assets	0.00	%(b)	0.00	%(b)	0.00	%(b)	0.00	%(b)	0.00	%(b)(c)
Interest and/or dividend expenses to average daily net assets(d)	0.04%		0.05%		0.07%		0.07%		—
Total net expenses to average daily net assets	0.04%		0.05%		0.07%		0.07%		0.00%
Net investment income (loss) to average daily net assets	2.44%		2.11%		1.62%		1.89%		2.61%
Portfolio turnover rate	146%		142%		127%		115%		65%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%		0.05%		0.05%		0.04%		0.08%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.01		$0.01		—		—

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	Ratio is less than 0.01%.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Interest expense and dividend expense incurred as a result of entering into repurchase agreements, securities sold short and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	135

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.72	$13.05	$16.88	$17.99	$14.86

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.53	0.45	0.48	0.74	0.54
Net realized and unrealized gain (loss)	2.61	1.79	(3.83)	(1.11)	3.16

Total from investment operations	3.14	2.24	(3.35)	(0.37)	3.70

Less distributions to shareholders:
From net investment income	(0.54)	(0.57)	(0.48)	(0.74)	(0.57)

Total distributions	(0.54)	(0.57)	(0.48)	(0.74)	(0.57)

Net asset value, end of period	$17.32	$14.72	$13.05	$16.88	$17.99

Total Return(b)	21.41%	17.37%	(20.09)%	(1.86)%	25.02%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$664,867	$601,792	$942,823	$1,180,493	$1,150,492
Net expenses to average daily net assets(c)(d)	0.00%	0.00%	0.00%	0.00%	0.00	%(e)
Net investment income (loss) to average daily net assets(a)	3.20%	3.14%	3.07%	4.24%	3.28%
Portfolio turnover rate	5%	10%	14%	7%	52%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%	0.01%	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00 (f)	$0.01	$0.00 (f)	$0.00 (f)	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

136	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2018	2017(a)	2016(a)	2015(a)	2014(a)
Net asset value, beginning of period	$27.49	$23.40	$31.71	$34.11	$31.29

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.93	0.84	0.84	1.32	1.05
Net realized and unrealized gain (loss)	5.19	4.15	(7.11)	(1.83)	3.96

Total from investment operations	6.12	4.99	(6.27)	(0.51)	5.01

Less distributions to shareholders:
From net investment income	(0.99)	(0.90)	(0.87)	(1.35)	(1.02)
From net realized gains	—	—	(1.17)	(0.54)	(1.17)

Total distributions	(0.99)	(0.90)	(2.04)	(1.89)	(2.19)

Net asset value, end of period	$32.62	$27.49	$23.40	$31.71	$34.11

Total Return(c)	22.38%	21.57%	(20.70)%	(1.30)%	16.22%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,151,327	$1,085,803	$1,134,800	$1,595,039	$1,790,318
Net expenses to average daily net assets(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00	%(f)
Net investment income (loss) to average daily net assets(b)	3.00%	3.20%	2.92%	3.94%	3.15%
Portfolio turnover rate	12%	7%	14%	18%	40%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%	0.01%	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02	$0.02	$0.01	$0.01	$0.02

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	137

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CONSOLIDATED SGM MAJOR MARKETS FUND

	Class III Shares							Class IV Shares
	Year Ended February 28/29,							Year Ended February 28, 2018		Period from October 26, 2016 (commencement of operations) through February 28, 2017
	2018		2017		2016	2015	2014
Net asset value, beginning of period	$32.68		$33.25		$33.80	$32.18	$30.47	$32.56		$35.27

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.24		(0.21)		(0.26)	(0.25)	(0.22)	(0.09)		(0.05)
Net realized and unrealized gain (loss)	0.23		1.87		(0.29)	1.87 (b)	1.93	0.57		(0.62)

Total from investment operations	0.47		1.66		(0.55)	1.62	1.71	0.48		(0.67)

Less distributions to shareholders:
From net investment income	—		(1.01)		—	—	—	—		(0.82)
From net realized gains	(1.28)		(1.22)		—	—	—	(1.28)		(1.22)

Total distributions	(1.28)		(2.23)		—	—	—	(1.28)		(2.04)

Net asset value, end of period	$31.87		$32.68		$33.25	$33.80	$32.18	$31.76		$32.56

Total Return(c)	1.44%		5.12%		(1.63)%	5.03%	5.61%	1.47%		(1.79	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$26,630		$6,117		$24,020	$1,499,443	$1,662,189	$11,903		$54,825
Net expenses to average daily net assets(d)	1.00%		1.00%		0.85%	0.80%	0.75%	0.95%		0.95	%*
Net investment income (loss) to average daily net assets(a)	0.75%		(0.61)%		(0.79)%	(0.76)%	(0.70)%	(0.27)%		(0.41	)%*
Portfolio turnover rate	106	%(e)	15	%(e)	29%	45%	97%	106	%(e)	15	%**(e)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%		0.04%		0.03%	0.08%	0.13%	0.03%		0.05	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 51% and 47%, respectively, of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

138	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CONSOLIDATED SGM MAJOR MARKETS FUND (continued)

	Class VI Shares
	Year Ended February 28,				Period from December 1, 2015 (commencement of operations) through February 28, 2016
	2018		2017
Net asset value, beginning of period	$32.57		$33.26		$33.07

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.05		(0.16)		(0.05)
Net realized and unrealized gain (loss)	0.44		1.85		0.24

Total from investment operations	0.49		1.69		0.19

Less distributions to shareholders:
From net investment income	—		(1.16)		—
From net realized gains	(1.28)		(1.22)		—

Total distributions	(1.28)		(2.38)		—

Net asset value, end of period	$31.78		$32.57		$33.26

Total Return(b)	1.50%		5.22%		0.57	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,843,748		$1,446,445		$1,297,025
Net expenses to average daily net assets(c)	0.91%		0.91%		0.91	%*
Net investment income (loss) to average daily net assets(a)	0.16%		(0.47)%		(0.59	)%*
Portfolio turnover rate	106	%(d)	15	%(d)	29	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%		0.04%		0.13%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 51% and 47%, respectively, of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	139

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CONSOLIDATED SPECIAL OPPORTUNITIES FUND

	Class VI Shares
	Year Ended February 28/29,			Period from July 28, 2014 (commencement of operations) through February 28, 2015
	2018	2017	2016
Net asset value, beginning of period	$20.39	$18.65	$19.81	$20.00

Income (loss) from investment operations:
Net investment income (loss)†	(0.03)	0.21	0.16	(0.03)
Net realized and unrealized gain (loss)	6.57	2.23	(0.85)	(0.15	)(a)

Total from investment operations	6.54	2.44	(0.69)	(0.18)

Less distributions to shareholders:
From net investment income	(0.02)	(0.32)	(0.21)	(0.01)
From net realized gains	(1.64)	(0.38)	(0.26)	—

Total distributions	(1.66)	(0.70)	(0.47)	(0.01)

Net asset value, end of period	$25.27	$20.39	$18.65	$19.81

Total Return(b)	32.60%	13.21%	(3.64)%	(0.89	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,036,245	$992,819	$1,138,735	$843,864
Net expenses to average daily net assets	1.21%	1.23%	1.29%	1.36	%*
Net investment income (loss) to average daily net assets	(0.12)%	1.05%	0.80%	(0.25	)%*
Portfolio turnover rate	10%	87%	69%	64	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	—	—	—	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.04	$0.03	$0.07	$0.13

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

140	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

STRATEGIC OPPORTUNITIES ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2018		2017		2016	2015	2014
Net asset value, beginning of period	$19.76		$17.43		$21.89	$23.43	$21.47

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.58		0.51		0.75	0.76	0.68
Net realized and unrealized gain (loss)	2.39		2.36		(3.47)	0.44	2.96

Total from investment operations	2.97		2.87		(2.72)	1.20	3.64

Less distributions to shareholders:
From net investment income	(0.63)		(0.53)		(0.80)	(0.87)	(0.78)
From net realized gains	(0.02)		(0.01)		(0.94)	(1.87)	(0.90)

Total distributions	(0.65)		(0.54)		(1.74)	(2.74)	(1.68)

Net asset value, end of period	$22.08		$19.76		$17.43	$21.89	$23.43

Total Return(b)	15.10%		16.60%		(13.00)%	5.36%	17.24%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,302,441		$2,016,999		$1,967,916	$2,449,194	$2,455,863
Net expenses to average daily net assets(c)(d)	0.00%		0.00%		0.00%	0.00%	0.00	%(e)
Net investment income (loss) to average daily net assets(a)	2.73%		2.69%		3.80%	3.31%	2.99%
Portfolio turnover rate	20	%(f)	28	%(f)	65%	30%	53%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%		0.01%		0.01%	0.01%	0.01%
Redemption fees consisted of the following per share amounts:†	$0.02		$0.00	(g)	$0.00 (g)	$0.00 (g)	$0.00	(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2018 and February 28, 2017, including transactions in USTF, was 25% and 39%, respectively, of the average value of its portfolio.
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	141

GMO Trust Funds

Notes to Financial Statements

February 28, 2018

1.	Organization

Each of Alpha Only Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Global Asset Allocation Fund, Global Developed Equity Allocation Fund, Global Equity Allocation Fund, Implementation Fund, International Developed Equity Allocation Fund, International Equity Allocation Fund, SGM Major Markets Fund, Special Opportunities Fund and Strategic Opportunities Allocation Fund, (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO.

Many of the Funds may invest primarily in other GMO Funds and Implementation Fund, Special Opportunities Fund, and SGM Major Markets Fund may also invest in their wholly-owned subsidiaries, GMO Implementation SPC Ltd., GMO Special Opportunities SPC Ltd. and GMO Alternative Asset SPC Ltd., respectively. These GMO Funds and wholly-owned subsidiaries are referenced herein as “underlying funds.” As a result, the Funds are exposed to all of the risks of the underlying funds in which they invest. Several of the underlying funds themselves invest a substantial portion of their assets in other GMO Funds. The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements. The financial statements are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or on GMO’s website at www.gmo.com.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
Alpha Only Fund	Citigroup 3-Month Treasury Bill Index	Total return greater than benchmark
Benchmark-Free Allocation Fund	Not Applicable	Positive total return, not “relative” return
Benchmark-Free Fund	Not Applicable	Positive total return
Global Asset Allocation Fund	GMO Global Asset Allocation Index (65% MSCI ACWI, 35% Bloomberg Barclays U.S. Aggregate Index)	Total return greater than benchmark
Global Developed Equity Allocation Fund	MSCI World Index	Total return greater than benchmark
Global Equity Allocation Fund	MSCI ACWI	Total return greater than benchmark
Implementation Fund	Not Applicable	Positive total return, not “relative” return
International Developed Equity Allocation Fund	MSCI EAFE Index	Total return greater than benchmark
International Equity Allocation Fund	MSCI ACWI ex USA	Total return greater than benchmark
SGM Major Markets Fund	Citigroup 3-Month Treasury Bill Index	Long-term total return
Special Opportunities Fund	Not Applicable	Positive total return
Strategic Opportunities Allocation Fund	GMO Strategic Opportunities Allocation Index (75% MSCI World Index (MSCI Standard Index Series), 25% Bloomberg Barclays U.S. Aggregate Index)	Total return greater than benchmark

Alpha Only Fund, Benchmark-Free Fund, Implementation Fund, Special Opportunities Fund and Strategic Opportunities Allocation Fund currently limit subscriptions.

Global Developed Equity Allocation Fund is currently distributed in Switzerland. The distribution of shares in Switzerland will be exclusively made to, and directed at, qualified investors as defined in the Swiss Collective Investment Schemes Act of 23 June 2006, as amended, and its implementing ordinance.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Basis of presentation and principles of consolidation: Benchmark-Free Allocation Fund, Implementation Fund, Special Opportunities Fund and SGM Major Markets Fund

Implementation Fund, Special Opportunities Fund and SGM Major Markets Fund include the accounts of their wholly-owned subsidiaries Implementation SPC Ltd., Special Opportunities SPC Ltd. and Alternative Asset SPC Ltd. (each a “wholly-owned subsidiary”), respectively, and the accompanying financial statements have been consolidated for those accounts. The consolidated financial statements include all of the assets and liabilities of each wholly-owned subsidiary. Prior to August 1, 2015, Benchmark-Free Allocation Fund (“BFAF”) included the accounts of its wholly-owned subsidiary, Implementation Fund. Effective August 1, 2015, BFAF was no longer the sole shareholder of Implementation Fund, thus consolidation was no longer required. The accompanying Financial Highlights for BFAF include the accounts of Implementation Fund through July 31, 2015. All interfund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. Direct investments held by the Funds and underlying funds are valued as follows: Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2018, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2018. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below and are described in the disclosures of the underlying funds.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a specific relevant pricing source determined by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another source) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service, or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2018 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees		Fair valued using inputs obtained from an independent pricing service (Net)	Single source; No alternative pricing source was available
Alpha Only Fund	—		39%	—
Benchmark-Free Allocation Fund	< 1%		35%	2%
Benchmark-Free Fund	< 1%		42%	2%
Global Asset Allocation Fund	< 1%		38%	< 1%
Global Developed Equity Allocation Fund	< 1%		55%	—
Global Equity Allocation Fund	< 1%		61%	—
Consolidated Implementation Fund	0%	§	43%	2%
International Developed Equity Allocation Fund	< 1%		93%	—
International Equity Allocation Fund	< 1%		91%	—
Consolidated SGM Major Markets Fund	—		(1)%	—
Consolidated Special Opportunities Fund	—		14%	—
Strategic Opportunities Allocation Fund	< 1%		47%	< 1%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). Other than Funds with investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes) or as disclosed in the Asset and Liability Valuation Inputs table below, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at February 28, 2018.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; certain debt obligations, such as collateralized loan obligations, that have yet to begin trading that are valued at cost; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; certain securities that are valued using a price from a comparable security related to the same issuer; and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2018:

Description	Level 1	Level 2	Level 3	Total
Alpha Only Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$657,780	$—	$657,780
Austria	—	337,931	—	337,931
Belgium	—	43,469	—	43,469
Brazil	—	2,311,893	—	2,311,893
Chile	—	94,802	—	94,802
China	52,915	20,967,748	—	21,020,663
Colombia	116,362	—	—	116,362
Czech Republic	—	128,588	—	128,588
Denmark	—	24,125	—	24,125

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3		Total
Alpha Only Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Egypt	$—	$8,795	$—		$8,795
Finland	—	64,114	—		64,114
France	—	3,046,571	—		3,046,571
Germany	—	3,200,969	—		3,200,969
Greece	—	34,664	—		34,664
Hong Kong	—	542,384	—		542,384
Hungary	—	95,678	—		95,678
India	—	6,824,192	—		6,824,192
Indonesia	—	282,999	—		282,999
Ireland	—	7,661	—		7,661
Israel	7,488	57,467	—		64,955
Italy	—	944,542	—		944,542
Japan	—	5,202,062	—		5,202,062
Malaysia	—	675,567	0	§	675,567
Mexico	2,205,471	—	—		2,205,471
Netherlands	14,883	625,052	—		639,935
New Zealand	—	34,436	—		34,436
Norway	—	440,809	—		440,809
Peru	344,890	—	—		344,890
Philippines	—	176,611	—		176,611
Poland	—	1,057,760	—		1,057,760
Qatar	—	64,144	—		64,144
Russia	—	164,517	—		164,517
Singapore	—	98,598	—		98,598
South Africa	—	5,825,821	—		5,825,821
South Korea	148,535	6,736,391	—		6,884,926
Spain	—	368,696	—		368,696
Sweden	—	832,496	—		832,496
Switzerland	—	3,632,107	—		3,632,107
Taiwan	2,485,299	9,313,608	—		11,798,907
Thailand	—	1,376,438	—		1,376,438
Turkey	—	2,740,180	—		2,740,180
United Arab Emirates	—	105,143	—		105,143
United Kingdom	132,163	8,216,887	—		8,349,050
United States	103,183,278	—	—		103,183,278

TOTAL COMMON STOCKS	108,691,284	87,363,695	0	§	196,054,979

Preferred Stocks
Brazil	409,491	1,893,066	—		2,302,557
Colombia	38,202	—	—		38,202
Germany	—	233,935	—		233,935
Russia	—	14,318	—		14,318
South Korea	—	889,759	—		889,759

TOTAL PREFERRED STOCKS	447,693	3,031,078	—		3,478,771

Rights/Warrants
Brazil	—	—	5,671		5,671

TOTAL RIGHTS/WARRANTS	—	—	5,671		5,671

Mutual Funds
United States	13,848,473	—	—		13,848,473

TOTAL MUTUAL FUNDS	13,848,473	—	—		13,848,473

Short-Term Investments	12,470,313	—	—		12,470,313

Total Investments	135,457,763	90,394,773	5,671		225,858,207

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3	Total
Alpha Only Fund (continued)
Asset Valuation Inputs (continued)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$239,326	$—	$239,326

Total	$135,457,763	$90,634,099	$5,671	$226,097,533

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(101,522)	$—	$(101,522)
Futures Contracts
Equity Risk	(5,317,837)	—	—	(5,317,837)

Total	$(5,317,837)	$(101,522)	$—	$(5,419,359)

Benchmark-Free Allocation Fund
Asset Valuation Inputs
Mutual Funds	$13,538,778,994	$—	$—	$13,538,778,994
Short-Term Investments	6,838,048	—	—	6,838,048

Total Investments	13,545,617,042	—	—	13,545,617,042

Total	$13,545,617,042	$—	$—	$13,545,617,042

Benchmark-Free Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$20,783,538	$—	$20,783,538
Austria	—	8,400,625	—	8,400,625
Belgium	—	698,508	—	698,508
Brazil	338,352	31,519,037	—	31,857,389
Canada	35,836,952	—	—	35,836,952
Chile	—	136,924	—	136,924
China	12,672,057	217,493,495	—	230,165,552
Colombia	5,031,747	—	—	5,031,747
Cyprus	—	52,414	—	52,414
Czech Republic	—	1,200,024	—	1,200,024
Denmark	1,904,760	543,613	—	2,448,373
Egypt	—	22,090	—	22,090
Finland	—	3,795,799	—	3,795,799
France	6,543,600	64,980,566	—	71,524,166
Germany	—	82,956,973	—	82,956,973
Greece	—	1,940,617	—	1,940,617
Hong Kong	—	35,191,289	—	35,191,289
Hungary	—	3,402,680	—	3,402,680
India	42,427	76,816,222	—	76,858,649
Indonesia	95,799	3,974,715	—	4,070,514
Ireland	577,881	—	—	577,881
Israel	153,748	442,427	—	596,175
Italy	14,091,350	16,163,438	—	30,254,788
Japan	—	166,300,541	—	166,300,541
Malaysia	—	1,164,604	—	1,164,604
Mexico	25,237,168	—	—	25,237,168
Netherlands	353,624	24,637,279	—	24,990,903
New Zealand	—	1,654,182	—	1,654,182

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3	Total
Benchmark-Free Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Norway	$—	$14,366,424	$—	$14,366,424
Pakistan	—	30,420	—	30,420
Peru	692,640	—	—	692,640
Philippines	—	311,497	—	311,497
Poland	—	6,742,487	—	6,742,487
Portugal	—	263,839	—	263,839
Qatar	—	643,762	—	643,762
Russia	3,807,425	16,226,877	—	20,034,302
Singapore	—	6,861,447	—	6,861,447
South Africa	—	75,814,515	—	75,814,515
South Korea	2,308,155	78,227,736	—	80,535,891
Spain	—	13,200,397	—	13,200,397
Sweden	—	26,144,526	—	26,144,526
Switzerland	129,450	38,411,453	—	38,540,903
Taiwan	8,676,156	108,742,947	—	117,419,103
Thailand	—	43,264,315	—	43,264,315
Turkey	—	32,328,624	—	32,328,624
United Arab Emirates	—	431,328	—	431,328
United Kingdom	6,355,495	88,745,080	—	95,100,575
United States	243,378,499	—	—	243,378,499

TOTAL COMMON STOCKS	368,227,285	1,315,029,274	—	1,683,256,559

Debt Obligations
United States	344,201,772	749,176,025	—	1,093,377,797

TOTAL DEBT OBLIGATIONS	344,201,772	749,176,025	—	1,093,377,797

Preferred Stocks
Brazil	4,121,379	27,388,567	—	31,509,946
Colombia	217,125	—	—	217,125
Germany	—	2,974,455	—	2,974,455
Russia	—	1,763,184	—	1,763,184
South Korea	—	20,629,827	—	20,629,827
Taiwan	—	30,119	—	30,119

TOTAL PREFERRED STOCKS	4,338,504	52,786,152	—	57,124,656

Rights/Warrants
Brazil	—	—	113,625	113,625
Chile	1	—	—	1
Thailand	75,520	—	—	75,520

TOTAL RIGHTS/WARRANTS	75,521	—	113,625	189,146

Investment Funds
United States	648,462	—	—	648,462

TOTAL INVESTMENT FUNDS	648,462	—	—	648,462

Mutual Funds
United States	1,428,515,002	—	—	1,428,515,002

TOTAL MUTUAL FUNDS	1,428,515,002	—	—	1,428,515,002

Short-Term Investments	56,144,729	204,199,887	—	260,344,616

Total Investments	2,202,151,275	2,321,191,338	113,625	4,523,456,238

Derivatives^
Futures Contracts
Equity Risk	3,300,316	—	—	3,300,316

Total	$2,205,451,591	$2,321,191,338	$113,625	$4,526,756,554

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3	Total
Benchmark-Free Fund (continued)
Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(3,286,509)	$—	$(3,286,509)

Global Asset Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,475,224,883	$—	$—	$2,475,224,883
Debt Obligations
Asset-Backed Securities	—	65,979	—	65,979

TOTAL DEBT OBLIGATIONS	—	65,979	—	65,979

Short-Term Investments	353,500	—	—	353,500

Total Investments	2,475,578,383	65,979	—	2,475,644,362

Total	$2,475,578,383	$65,979	$—	$2,475,644,362

Global Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$469,142,130	$—	$—	$469,142,130
Short-Term Investments	201,846	—	—	201,846

Total Investments	469,343,976	—	—	469,343,976

Total	$469,343,976	$—	$—	$469,343,976

Global Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,328,205,864	$—	$—	$2,328,205,864
Short-Term Investments	807,905	—	—	807,905

Total Investments	2,329,013,769	—	—	2,329,013,769

Total	$2,329,013,769	$—	$—	$2,329,013,769

Consolidated Implementation Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$75,454,332	$—	$75,454,332
Austria	—	25,516,448	—	25,516,448
Belgium	—	2,589,575	—	2,589,575
Brazil	—	95,849,829	—	95,849,829
Canada	95,002,586	—	—	95,002,586
Chile	—	2,502,650	—	2,502,650
China	35,204,690	807,222,241	—	842,426,931
Colombia	15,456,419	—	—	15,456,419
Cyprus	—	854,063	—	854,063
Czech Republic	—	13,689,504	—	13,689,504
Denmark	4,643,496	284,184	—	4,927,680
Egypt	—	343,841	—	343,841
Finland	—	7,713,002	—	7,713,002
France	15,362,640	177,708,575	—	193,071,215
Germany	—	237,783,645	—	237,783,645
Greece	—	20,226,976	—	20,226,976
Hong Kong	—	86,400,403	—	86,400,403

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3		Total
Consolidated Implementation Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Hungary	$—	$7,879,071	$—		$7,879,071
India	12,161,489	212,212,429	—		224,373,918
Indonesia	1,994,361	36,683,586	—		38,677,947
Ireland	1,676,988	64,507	—		1,741,495
Israel	820,192	1,842,523	—		2,662,715
Italy	34,114,290	48,130,787	—		82,245,077
Japan	—	404,928,907	—		404,928,907
Malaysia	—	2,888,521	—		2,888,521
Mexico	67,936,113	—	—		67,936,113
Netherlands	56,686,691	81,201,304	—		137,887,995
New Zealand	—	2,622,321	—		2,622,321
Norway	—	31,417,848	—		31,417,848
Peru	10,757,565	—	—		10,757,565
Philippines	—	4,258,963	—		4,258,963
Poland	—	32,618,530	—		32,618,530
Portugal	—	1,029,326	—		1,029,326
Qatar	—	11,305,063	—		11,305,063
Russia	54,467,898	214,082,019	—		268,549,917
Singapore	—	10,077,952	—		10,077,952
South Africa	—	230,750,032	—		230,750,032
South Korea	7,524,150	401,623,713	—		409,147,863
Spain	23,975,768	49,992,803	—		73,968,571
Sweden	—	56,916,333	—		56,916,333
Switzerland	1,652,645	108,150,178	—		109,802,823
Taiwan	64,585,141	614,420,874	—		679,006,015
Thailand	—	271,588,285	—		271,588,285
Turkey	—	147,121,698	—		147,121,698
United Arab Emirates	—	3,224,473	—		3,224,473
United Kingdom	22,618,968	225,835,536	0	§	248,454,504
United States	1,288,469,114	1,600	—		1,288,470,714

TOTAL COMMON STOCKS	1,815,111,204	4,767,008,450	0	§	6,582,119,654

Preferred Stocks
Brazil	13,597	68,943,718	—		68,957,315
Colombia	3,146,628	—	—		3,146,628
Germany	—	5,449,122	—		5,449,122
Russia	—	7,974,502	—		7,974,502
South Korea	—	88,377,405	—		88,377,405
Taiwan	—	458,730	—		458,730

TOTAL PREFERRED STOCKS	3,160,225	171,203,477	—		174,363,702

Rights/Warrants
Brazil	—	—	203,741		203,741
Canada	—	—	217,232		217,232
Chile	37	—	—		37
Thailand	570,211	—	—		570,211
United States	—	—	48,966		48,966

TOTAL RIGHTS/WARRANTS	570,248	—	469,939		1,040,187

Investment Funds
United States	6,062,333	—	—		6,062,333

TOTAL INVESTMENT FUNDS	6,062,333	—	—		6,062,333

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3	Total
Consolidated Implementation Fund (continued)
Asset Valuation Inputs (continued)
Debt Obligations
Australia	$—	$2,637,772	$—	$2,637,772
Bermuda	—	781,875	—	781,875
Brazil	—	—	30,260,306	30,260,306
Canada	—	3,171,250	—	3,171,250
France	—	1,345,313	—	1,345,313
Germany	—	1,673,277	—	1,673,277
Hong Kong	—	768,750	—	768,750
Ireland	—	1,135,650	—	1,135,650
Italy	—	1,097,797	—	1,097,797
Japan	—	487,084,243	—	487,084,243
Luxembourg	—	1,209,700	—	1,209,700
Norway	—	738,750	—	738,750
Puerto Rico	781,250	11,603,096	—	12,384,346
South Africa	—	2,203,320	—	2,203,320
Spain	—	—	9,249,402	9,249,402
United Kingdom	—	3,555,043	—	3,555,043
United States	1,274,981,806	2,032,823,116	25,804,250	3,333,609,172

TOTAL DEBT OBLIGATIONS	1,275,673,056	2,551,828,952	65,313,958	3,892,905,966

Mutual Funds
United States	79,848,708	—	—	79,848,708

TOTAL MUTUAL FUNDS	79,848,708	—	—	79,848,708

Short-Term Investments	168,157,011	650,341,630	—	818,498,641
Purchased Options	5,117,070	—	—	5,117,070

Total Investments	3,353,789,855	8,140,382,509	65,783,897	11,559,956,261

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	7,601,129	—	7,601,129
Futures Contracts
Equity Risk	20,755,279	—	—	20,755,279
Interest Rate Risk	19,185	—	—	19,185
Swap Contracts
Credit Risk	—	7,437,392	—	7,437,392
Equity Risk	—	48,532	—	48,532
Interest Rate Risk	—	2,731,275	—	2,731,275

Total	$3,374,564,319	$8,158,200,837	$65,783,897	$11,598,549,053

Liability Valuation Inputs
Common Stocks
China	$(64,060,267)	$—	$—	$(64,060,267)
France	—	(15,675,457)	—	(15,675,457)
Germany	—	(4,405,630)	—	(4,405,630)
Japan	—	(8,702,589)	—	(8,702,589)
United States	(95,654,810)	—	—	(95,654,810)

Total Common Stocks	(159,715,077)	(28,783,676)	—	(188,498,753)

Exchange-Traded Funds
United States	(2,802,102)	—	—	(2,802,102)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3	Total
Consolidated Implementation Fund (continued)
Liability Valuation Inputs (continued)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(32,351,243)	$—	$(32,351,243)
Futures Contracts
Interest Rate Risk	(89,381)	—	—	(89,381)
Written Options
Credit Risk	—	(370,938)	—	(370,938)
Equity Risk	(12,151,000)	—	—	(12,151,000)
Swap Contracts
Credit Risk	—	(1,885,731)	—	(1,885,731)
Equity Risk	—	(88,336)	—	(88,336)
Interest Rate Risk	—	(7,170,020)	—	(7,170,020)

Total	$(174,757,560)	$(70,649,944)	$—	$(245,407,504)

International Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$664,551,081	$—	$—	$664,551,081
Short-Term Investments	262,880	—	—	262,880

Total Investments	664,813,961	—	—	664,813,961

Total	$664,813,961	$—	$—	$664,813,961

International Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,150,981,352	$—	$—	$1,150,981,352
Short-Term Investments	410,902	—	—	410,902

Total Investments	1,151,392,254	—	—	1,151,392,254

Total	$1,151,392,254	$—	$—	$1,151,392,254

Consolidated SGM Major Markets Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$189,692,480	$—	$—	$189,692,480
U.S. Government Agency	162,948,959	—	—	162,948,959

TOTAL DEBT OBLIGATIONS	352,641,439	—	—	352,641,439

Mutual Funds	1,072,205,111	—	—	1,072,205,111
Short-Term Investments	447,264,728	—	—	447,264,728

Total Investments	1,872,111,278	—	—	1,872,111,278

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	13,180,984	—	13,180,984
Futures Contracts
Equity Risk	11,843,928	700,545	—	12,544,473
Physical Commodity Contract Risk	838,553	—	—	838,553

Total	$1,884,793,759	$13,881,529	$—	$1,898,675,288

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Description	Level 1	Level 2	Level 3	Total
Consolidated SGM Major Markets Fund (continued)
Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,553,458)	$—	$(1,553,458)
Futures Contracts
Equity Risk	(8,560,092)	(24,842,754)	—	(33,402,846)
Interest Rate Risk	(6,204,903)	—	—	(6,204,903)
Physical Commodity Contract Risk	(2,220,840)	—	—	(2,220,840)

Total	$(16,985,835)	$(26,396,212)	$—	$(43,382,047)

Consolidated Special Opportunities Fund
Asset Valuation Inputs
Common Stocks
Canada	$—	$—	$70,137	$70,137
Germany	—	37,713,971	—	37,713,971
Netherlands	36,595,000	—	—	36,595,000
Romania	—	21,647,127	—	21,647,127
United Kingdom	—	83,960,123	—	83,960,123
United States	614,158,924	—	—	614,158,924

TOTAL COMMON STOCKS	650,753,924	143,321,221	70,137	794,145,282

Short-Term Investments	235,259,966	—	—	235,259,966

Total Investments	886,013,890	143,321,221	70,137	1,029,405,248

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	4,181	—	4,181

Total	$886,013,890	$143,325,402	$70,137	$1,029,409,429

Liability Valuation Inputs
Derivatives^
Futures Contracts
Physical Commodity Contract Risk	$(1,067,000)	$—	$—	$(1,067,000)

Strategic Opportunities Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,195,528,932	$—	$—	$1,195,528,932
Debt Obligations
U.S. Government	—	106,620,874	—	106,620,874

TOTAL DEBT OBLIGATIONS	—	106,620,874	—	106,620,874

Short-Term Investments	212,984	—	—	212,984

Total Investments	1,195,741,916	106,620,874	—	1,302,362,790

Total	$1,195,741,916	$106,620,874	$—	$1,302,362,790

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^	The tables above are based on market values or unrealized appreciation/(depreciation), in the case of forward currency contracts, rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options and rights/warrants, if any, which are included in investments.
§	Represents the interest in securities that were determined to have a value of zero at February 28, 2018.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2018, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2017	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†		Transfer out of Level 3†		Balances as of February 28, 2018	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2018
Alpha Only Fund
Rights/Warrants
Brazil	$1,259	$—	$—	$—	$—	$4,412	$—		$—		$5,671	$5,671
Malaysia	1,065	—	0	—	—	(1,065)	—		—		—	—

Total	$2,324	$—	$—	$—	$—	$3,347	$—		$—		$5,671	$5,671

Benchmark-Free Fund
Rights/Warrants
Brazil	$86,276	$—	$—	$—	$—	$27,349	$—		$—		$113,625	$27,349
India	41,572	—	(27,638)	—	27,638	(41,572)	—		—		—	—

Total	$127,848	$—	$(27,638)	$—	$27,638	$(14,223)	$—		$—		$113,625	$27,349

Consolidated Implementation Fund
Common Stocks
South Korea	$165,612	$—	$(205,990)	$—	$(9,797)	$80,322	$—		$(30,147	)‡	$—	$—
Sweden	15,364,011	—	(16,185,724)	—	80,550	741,163	—		—		—	—
Rights/Warrants
Brazil	302,934	—	—	—	—	(99,193)	—		—		203,741	203,741
Canada	—	66,093	—	—	—	151,139	—		—		217,232	151,139
India	232,428	—	(154,523)	—	154,523	(232,428)	—		—		—	—
Singapore	2,520,800	—	(3,160,784)	—	690,400	(50,416)	—		—		—	—
United States	4,609,155	—	(2,129,333)	—	(184,436)	(2,246,420)	—		—		48,966	(3,921,845)
Debt Obligations
Bank Loans
Denmark	28,915,608	—	(27,288,547)	—	(1,919,138)	292,077	—		—		—	—
Spain	—	16,691,903	(10,537,259)	(69,734)	206,741	169,206	—		—		6,460,857	169,206
United States	54,888,786	36,662,681	(67,523,353)	113,087	(33,252)	426,851	—		—		24,534,800	83,112
Corporate Debt
Brazil	—	25,078,820	—	14,039,033	—	(8,857,547)	—		—		30,260,306	(8,857,547)
Spain	—	2,692,527	—	(12,136)	—	108,154	—		—		2,788,545	108,154
United States	—	2,370,620	(1,244,788)	6,484	58,732	78,402	—		—		1,269,450	78,402

Total Investments	$106,999,334	$83,562,644	$(128,430,301)	$14,076,734	$(955,677)	$(9,438,690)	$—		$(30,147)		$65,783,897	$(11,985,638)

Consolidated Special Opportunities Fund
Common Stock
Canada	$—	$—	$—	$—	$—	$—	$70,137	‡	$—		$70,137	$—

Total	$—	$—	$—	$—	$—	$—	$70,137		$—		$70,137	$—

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
‡	Financial assets transferred between levels were due to a change in observable and/or unobservable inputs.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of February 28, 2018 were as follows:

Fund Name	Level 3 securities and derivatives
Alpha Only Fund	< 1%
Benchmark-Free Allocation Fund	1%
Benchmark-Free Fund	< 1%
Global Asset Allocation Fund	< 1%
Global Developed Equity Allocation Fund	< 1%
Global Equity Allocation Fund	< 1%
Consolidated Implementation Fund	1%
International Developed Equity Allocation Fund	< 1%
International Equity Allocation Fund	< 1%
Consolidated SGM Major Markets Fund	—
Consolidated Special Opportunities Fund	< 1%
Strategic Opportunities Allocation Fund	< 1%

Cash

Cash and foreign currency, if any, in the Statements of Assets and Liabilities consist of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include marked-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan assignments and participations

Certain Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. As of February 28, 2018, the Funds list below had entered into repurchase agreements. The value of related collateral for each broker listed below exceeds the value of the repurchase agreements at year end. Repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Fund Name	Counterparty	Gross Value	Weighted Average Maturity (days)
Benchmark-Free Fund	Daiwa Capital Markets America Inc.	$119,737,426	1.0
Consolidated Implementation Fund	Daiwa Capital Markets America Inc.	$380,342,411	0.6
	Nomura Securities International Inc.	$269,999,219	0.4

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase/decrease in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Municipal obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal notes

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds have been issued to fund a wide variety of capital projects. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies also may be used to make principal and interest payments on the issuer’s obligations. Municipal obligations at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Trade claims

Certain Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Such claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Taxes and distributions

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes.

Alternative Asset SPC Ltd., Implementation SPC Ltd. and Special Opportunities SPC Ltd. are wholly-owned subsidiaries of SGM Major Markets Fund, Implementation Fund and Special Opportunities Fund, respectively, and each has elected to be treated as a (non-U.S.) corporation for U.S. federal income tax purposes.

The policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. In addition, each Fund may, from time to time at their discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Typically, all distributions are reinvested in additional shares of each Fund, at net asset value, unless GMO or its agents receive and process a shareholder election to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders and/or if certain investments are made by a Fund’s wholly-owned subsidiary. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount. Taxes related to capital gains realized during the year ended February 28, 2018, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations.

Certain Funds have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as Dividends from unaffiliated issuers in the Statements of Operations. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Differences related to:	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Consolidated Implementation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	Consolidated SGM Major Markets Fund	Consolidated Special Opportunities Fund	Strategic Opportunities Allocation Fund
Accretion and amortization							X				X
Capital loss carry forwards	X	X	X	X	X	X	X	X	X
Controlled foreign corporation transactions										X	X
Derivative contract transactions	X		X				X			X
Dividend income and withholding tax reclaim reserves	X
Dividends received from underlying investments	X
Foreign capital gains taxes											X
Foreign currency transactions	X		X				X			X	X
Gain/losses on underlying fund shares		X	X	X
Late year ordinary losses	X	X								X	X
Losses on wash sale transactions	X	X	X	X	X	X	X	X	X		X	X
Mutual fund distributions received		X	X	X	X	X						X
Passive foreign investment company transactions	X		X				X
Post-October capital losses	X		X	X				X	X	X	X
Net operating losses										X	X

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 28, 2018			Tax year ended February 28, 2017

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)
Alpha Only Fund	2,783,432	—	2,783,432	7,630,569	—	7,630,569
Benchmark-Free Allocation Fund	322,832,993	—	322,832,993	222,054,737	—	222,054,737
Benchmark-Free Fund	126,068,577	—	126,068,577	116,700,824	—	116,700,824
Global Asset Allocation Fund	61,208,240	—	61,208,240	62,220,291	—	62,220,291
Global Developed Equity Allocation Fund	18,007,301	—	18,007,301	30,222,611	39,708,759	69,931,370
Global Equity Allocation Fund	70,822,350	—	70,822,350	68,753,269	55,799,955	124,553,224
Consolidated Implementation Fund	335,144,868	—	335,144,868	218,046,347	—	218,046,347
International Developed Equity Allocation Fund	20,807,945	—	20,807,945	27,805,230	—	27,805,230
International Equity Allocation Fund	33,024,114	—	33,024,114	35,103,258	—	35,103,258
Consolidated SGM Major Markets Fund	848,834	57,139,048	57,987,882	68,935,774	34,942,155	103,877,929
Consolidated Special Opportunities Fund	56,976,778	11,200,272	68,177,050	30,825,271	6,094,262	36,919,533
Strategic Opportunities Allocation Fund	57,130,828	—	57,130,828	54,767,596	1,162,624	55,930,220

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2018, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses ($)
Alpha Only Fund	—	—	(498,528)	(394,515,774)	(432,765)
Benchmark-Free Allocation Fund	10,521,679	—	(14,099,472)	(239,513,225)	—
Benchmark-Free Fund	9,941,088	—	—	(415,885,235)	—
Global Asset Allocation Fund	1,961,986	—	—	(189,439,171)	—
Global Developed Equity Allocation Fund	1,394,483	—	(1,264)	(79,826,540)	—
Global Equity Allocation Fund	1,331,391	—	(12,338)	(191,565,767)	—
Consolidated Implementation Fund	32,213,269	—	—	(704,778,936)	—
International Developed Equity Allocation Fund	105,027	—	(3,056)	(88,870,697)	—
International Equity Allocation Fund	1,646,969	—	(5,092)	(54,500,044)	—
Consolidated SGM Major Markets Fund	—	—	(2,314,280)	—	(21,486,920)
Consolidated Special Opportunities Fund	175,988	41,557,607	(1,795,158)	—	(4,297)
Strategic Opportunities Allocation Fund	1,007,455	45,844,121	—	—	—

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

As of February 28, 2018, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 28, 2018, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short-Term ($)			Long-Term ($)

Fund Name	Expiration Date 2/28/2019	No Expiration Date	Total Short-Term ($)	No Expiration Date
Alpha Only Fund	—	(222,208,680)	(222,208,680)	(172,307,094)
Benchmark-Free Allocation Fund	(10,499,416)	(20,273,725)	(30,773,141)	(208,740,084)
Benchmark-Free Fund	—	(27,643,271)	(27,643,271)	(388,241,964)
Global Asset Allocation Fund	—	—	—	(189,439,171)
Global Developed Equity Allocation Fund	—	—	—	(79,826,540)
Global Equity Allocation Fund	—	—	—	(191,565,767)
Consolidated Implementation Fund	—	(704,778,936)	(704,778,936)	—
International Developed Equity Allocation Fund	(22,515,333)	—	(22,515,333)	(66,355,364)
International Equity Allocation Fund	—	—	—	(54,500,044)
Consolidated SGM Major Markets Fund	—	—	—	—
Consolidated Special Opportunities Fund	—	—	—	—
Strategic Opportunities Allocation Fund	—	—	—	—

As of February 28, 2018, the approximate total cost, aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of total investments (including total securities sold short, if any), and the net unrealized appreciation (depreciation) of outstanding financial instruments for U.S. federal income tax purposes were as follows:

	Total Investments				Outstanding Financial Instruments

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Alpha Only Fund	192,138,911	36,360,297	(2,641,001)	33,719,296	—
Benchmark-Free Allocation Fund	12,747,408,353	869,464,451	(71,255,762)	798,208,689	—
Benchmark-Free Fund	4,066,812,371	497,784,357	(41,140,490)	456,643,867	(3,223,454)
Global Asset Allocation Fund	2,454,568,518	80,195,839	(59,119,995)	21,075,844	—
Global Developed Equity Allocation Fund	432,278,653	37,065,323	—	37,065,323	—
Global Equity Allocation Fund	2,229,675,265	104,583,590	(5,245,086)	99,338,504	—
Consolidated Implementation Fund	10,647,429,190	909,718,931	(188,492,715)	721,226,216	(26,266,608)
International Developed Equity Allocation Fund	697,197,236	—	(32,383,275)	(32,383,275)	—
International Equity Allocation Fund	1,120,546,975	30,845,279	—	30,845,279	—
Consolidated SGM Major Markets Fund	1,879,965,169	55,654,493	(63,508,384)	(7,853,891)	(4,688,748)
Consolidated Special Opportunities Fund	794,107,188	271,617,918	(36,319,858)	235,298,060	4,181
Strategic Opportunities Allocation Fund	1,208,552,768	97,481,826	(3,671,804)	93,810,022	—

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., guidance pertaining to the U.S. Foreign Account Tax Compliance Act) and tax legislation/initiatives currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses and class allocations

Most of the expenses of the Trust are directly attributable to an individual Fund. Generally, common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees and supplemental support fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (see Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent. Prior to November 3, 2017, Brown Brothers Harriman (“BBH”) served as Alpha Only Fund’s custodian and fund accounting agent. Prior to December 31, 2013, State Street’s transfer agent fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintained in a State Street transfer agent account. Earnings allowances were reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2014, any cash balances maintained at the transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations. Any cash balances maintained at the custodian are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds or a wholly-owned subsidiary) as a result of an investor’s purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and redemption fee or modify an existing fee at any time.

Each of the Funds may charge purchase premiums and redemption fees. Purchase premiums and redemption fees for the Funds are typically reassessed periodically by GMO.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Purchase premiums are not charged on reinvestments of dividends or other distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

GMO also may waive or reduce the purchase premium or redemption fee for a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

GMO also may reduce the purchase premium to the extent that securities are used to purchase a Fund’s shares (taking into account transaction costs, stamp duties or transfer fees). GMO may reduce redemption fees to the extent a Fund uses portfolio securities to redeem its shares (taking into account transaction costs, stamp duties or transfer fees).

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

GMO may consider known cash flows out of or into underlying funds when placing orders for the cash purchases or redemptions of underlying fund shares by accounts over which it has investment discretion, including the Funds and other pooled investment vehicles. Consequently, participants in those vehicles will tend to benefit more than other Fund shareholders from the waivers of purchase premiums and redemption fees that may occur when purchases and redemptions occur on the same day.

As of February 28, 2018, the premium on cash purchases and the fee on cash redemptions were as follows:

	Alpha Only Fund	Benchmark-Free Allocation Fund(a)	Benchmark-Free Fund(b)	Global Asset Allocation Fund(c)	Global Developed Equity Allocation Fund(d)	Global Equity Allocation Fund(e)	Implementation Fund(f)	International Developed Equity Allocation Fund(g)	International Equity Allocation Fund(h)	SGM Major Markets Fund	Special Opportunities Fund	Strategic Opportunities Allocation Fund(i)
Purchase Premium	—	0.20%	0.25%	0.15%	0.08%	0.18%	0.20%	0.08%	0.25%	—	0.50%	0.20%
Redemption Fee	—	0.20%	0.25%	0.15%	0.08%	0.18%	0.20%	0.08%	0.25%	—	0.50%	0.20%

(a)	For the periods from June 30, 2015 to June 30, 2016, June 30, 2014 to June 30, 2015 and June 30, 2013 to June 30, 2014, the premium on cash purchases and the fee on cash redemptions were each 0.18%, 0.13% and 0.11%, respectively, of the amount invested or redeemed. Prior to June 30, 2013, these same fees were each 0.12% of the amount invested or redeemed.
(b)	For the periods from June 30, 2015 to June 30, 2016, June 30, 2014 to June 30, 2015 and June 30, 2013 to June 30, 2014, the premium on cash purchases and the fee on cash redemptions were each 0.18%, 0.13% and 0.14%, respectively, of the amount invested or redeemed. Prior to June 30, 2013, these same fees were each 0.13% of the amount invested or redeemed.
(c)	For the period from June 30, 2015 to June 30, 2016 and June 30, 2013 to June 30, 2015, the premium on cash purchases and the fee on cash redemptions were each 0.14% and 0.11%, respectively, of the amount invested or redeemed. Prior to June 30, 2013, these same fees were each 0.10% of the amount invested or redeemed.
(d)	Prior to March 10, 2014, there was no premium on cash purchases or fee on cash redemptions.
(e)	For the period from June 30, 2015 to June 30, 2016, and June 30, 2013 to June 30, 2015, the premium on cash purchases and the fee on cash redemptions were each 0.19% and 0.11%, respectively, of the amount invested or redeemed. Prior to June 30, 2013, these same fees were each 0.12% of the amount invested or redeemed.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

(f)	Prior to June 30, 2015, there was no premium on cash purchases or fee on cash redemptions.
(g)	Prior to March 10, 2014, there was no premium on cash purchases or fees on cash redemptions.
(h)	For the period from June 30, 2015 to June 30, 2016 and June 30, 2013 to June 30, 2015, the premium on cash purchases and the fee on cash redemptions were each 0.27% and 0.20%, respectively, of the amount invested or redeemed. Prior to June 20, 2013, the same fees were each 0.21% of the amount invested or redeemed.
(i)	For the period from June 30, 2015 to June 30, 2016 and June 30, 2013 to June 30, 2015, the premium on cash purchases and the fee on cash redemptions were each 0.14% and 0.06% of the amount invested or redeemed. Prior to June 30, 2013, these same fees were each 0.07% of the amount invested or redeemed.

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Implementation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	SGM Major Markets Fund	Special Opportunities Fund	Strategic Opportunities Allocation Fund
Commodities Risk		X	X	X			X			X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts Risk		X	X	X						X		X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities		X	X	X			X			X	X	X
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income	X	X	X	X	X	X	X	X	X	X	X	X
Merger Arbitrage Risk		X	X	X			X				X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Small Company Risk	X	X	X	X	X	X	X	X	X		X	X

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds, other investment companies or in a wholly-owned subsidiary (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of collateral held by the Fund (if any).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds. Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments are also subject to illiquidity risk. See “Illiquidity Risk.”

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and a Fund holding a rated investment is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease the market price of a Fund’s investments and increase the volatility of a Fund’s portfolio.

As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The

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Notes to Financial Statements — (Continued)

February 28, 2018

credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.” The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality investments, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case a Fund may have to purchase U.S. dollars at an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates, or inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the exposure arises.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives will sometimes be unclear. In addition, the SEC has proposed a rule under the 1940 Act, regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are new and evolving (and some of the rules are not yet final), their impact on the Funds remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

clearing members. These rules and regulations are new and evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency.

Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) or in a wholly-owned subsidiary are exposed to the risk that the Underlying Funds or wholly-owned subsidiary will not perform as expected. The Funds also are indirectly exposed to all of the risks to which the Underlying Funds or a wholly-owned subsidiary are exposed.

Absent reimbursement, a Fund bears the fees and expenses of an Underlying Fund (including purchase premiums and redemption fees, if any) and the expenses of a wholly-owned subsidiary in which it invests, and the Fund will incur additional expenses when investing in an Underlying Fund or wholly-owned subsidiary. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

Because some underlying GMO Funds invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other mutual fund groups and therefore may be subject to greater fund of funds risk. In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

At any particular time, one Underlying Fund may be purchasing securities of an issuer whose securities are being sold by another Underlying Fund, resulting in a Fund that holds each Underlying Fund indirectly incurring the costs associated with the two transactions without changing its exposure to those securities.

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more Underlying Funds or a wholly-owned subsidiary could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• FUTURES CONTRACTS RISK. The risk of loss to a Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts may increase the volatility of the Fund’s net asset value. A Fund’s ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. A liquid secondary market may not exist for any particular futures contract at any particular time, and a Fund might be unable to effect closing transactions to terminate its exposure to the contract. In using futures contracts, a Fund relies on GMO’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts may not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge.

A Fund typically will be required to post margin with its futures commission merchant in connection with its positions in futures contracts. If the Fund has insufficient cash to meet margin requirements, the Fund may have to sell other investments at disadvantageous times. A Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, should the futures commission merchant become insolvent, a Fund may be unable to recover all (or any) of the margin it has posted with the futures commission merchant or realize the value of any increase in the price of its positions.

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The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits (referred to as “speculative position limits”) on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, an exchange may impose trading limits on the number of contracts that any person may trade on a particular day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent OTC derivatives, which may adversely affect the market liquidity of the futures contracts, options, and economically equivalent derivatives in which a Fund invests. As a result of such limits, positions held by other GMO clients or by GMO or its affiliates may prevent GMO from taking positions on behalf of a Fund in a particular futures contract or OTC derivative.

Futures contracts traded on markets outside the United States generally are not subject to regulation by the CFTC or other U.S. regulators. U.S. regulators neither regulate the activities of a foreign exchange nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the country in which the exchange is located. Margin and other payments made by a Fund in foreign countries may not have the same protections as payments in the United States. In addition, foreign futures contracts may be less liquid and more volatile than U.S. contracts.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark. The degree to which a Fund’s securities are illiquid may affect the likelihood of its paying redemption proceeds in-kind.

In recent years, the credit markets have experienced periods characterized by a significant lack of liquidity, and they may experience similar periods in the future. A lack of liquidity could require a Fund to sell securities to satisfy collateral posting requirements and meet redemptions, which could, in turn, create downward price pressure on the securities being sold.

A Fund’s, and particularly Risk Premium Fund’s, ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of a purchase or

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redemption order that is not ultimately received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. Additionally, redemptions and purchases of shares by a large shareholder or group of shareholders potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.

To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, a Fund’s portfolio also will be leveraged if it exercises its right to delay payment on a redemption and can result in losses if the value of the Fund’s assets changes between the time a redemption request is received or deemed to be received by a Fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the Fund) and the time at which the Fund liquidates assets to meet redemption requests. Such a change in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices for which the time period between the NAV determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and non-redeeming shareholders to material losses.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty or have the pledged securities liquidated to compensate for the decline.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and may cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong.

GMO relies heavily on quantitative models in making investment decisions for SGM Major Markets Fund. The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that includes errors, omissions, bugs, or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are present in the ordinary course of business and are more likely to occur when GMO is making changes to its models. Any of these risks could adversely affect a Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to a risk of loss resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service

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provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that may have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being unable, among other things, to buy or sell securities or accurately price their investments. The Funds cannot directly control cyber security plans and systems put in place by their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by a company whose securities are held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program as well as the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). A significant degree of uncertainty exists about the time frame for Brexit and whether it will have a negative impact on the United Kingdom, the European Union and/or the broader global economy.

War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described

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elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk – Fixed Income,” but to other market risks as well.

Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008.

As described under “Market Risk — Fixed Income” the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities have. Asset-backed securities backed by sub-prime mortgage loans, in particular, expose a Fund to potentially greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities and may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security depends in part on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of documentation for underlying assets also will affect the rights of holders of those underlying assets. The insolvency of a servicer is likely to result in a decline in the market price of the securities it is servicing, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, the obligations underlying asset-backed securities may be repaid more slowly than anticipated, and the market price of those securities may decrease.

The existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.

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The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a servicer for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the issuer’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

To the extent a Fund invests in GMO Risk Premium Fund (“Risk Premium Fund”), the Fund is exposed to Risk Premium Fund’s market risk with respect to equities. Because of Risk Premium Fund’s emphasis on selling put options on stock indices, GMO expects its net asset value to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform relative to those indices when the markets associated with those indices rise sharply because of the Fund’s lack of exposure to the upside of those markets.

Fixed Income — Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, these investments also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade investments (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate investments, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments,

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such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling portfolio assets when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent years, central banks and governmental financial regulators, including the U.S. Federal Reserve, have kept interest rates historically low by purchasing bonds. Steps to curtail or “taper” such activities (such as recent indications from the U.S. Federal Reserve of its intent to do so) and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• MERGER ARBITRAGE RISK. Some Funds engage in transactions in which the Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in merger arbitrage and the merger later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund is likely to decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. A proposed merger can fail to be consummated for many reasons, including regulatory and antitrust restrictions, industry weakness, company specific events, failed financings, and general market declines.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund may sell securities short when GMO expects the Fund to receive the securities upon consummation of a transaction; if the Fund does not actually receive the securities, the Fund will have an unintended “naked” short position and may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss. A Fund’s merger arbitrage transactions could result in tax inefficiencies, including greater distributions of net investment income and net realized capital gains than otherwise would be the case.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds may invest a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act. Each of the Funds may invest without limitation in GMO Funds that are not diversified.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets include securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).

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A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund’s pursuit of such refunds may subject a Fund to various administrative and/or judicial proceedings. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until GMO is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net asset value. Absent a determination that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value. See “Taxes, Non-U.S. Taxes” in the GMO Trust Statement of Additional Information for additional information. For information on possible special Australian tax consequences of an investment in the Funds, see the Funds’ Prospectus and Statement of Additional Information.

Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in foreign currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license and thus limits the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license and thereby limit the Fund’s investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a smaller group of key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

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Notes to Financial Statements — (Continued)

February 28, 2018

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political, or other conditions.

Benchmark-Free Allocation Fund, Benchmark-Free Fund and Implementation Fund may take temporary defensive positions if deemed prudent by GMO.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

At February 28, 2018, only Alpha Only Fund, Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund and Special Opportunities Fund held derivative financial instruments directly. For a listing of derivative financial instruments, if any, held by the underlying funds, please refer to the underlying funds’ Schedule of Investments. The derivative information provided below only pertains to direct investments made by Alpha Only Fund, Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund and Special Opportunities Fund (or their respective wholly-owned subsidiary, if any).

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

Use of Derivatives by Alpha Only Fund and Special Opportunities Fund

Alpha Only Fund’s investment program involves having both long and short investment exposures. Alpha Only Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that GMO expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency. In addition, Special Opportunities Fund may use derivatives to gain investment exposure to commodities, including the use of exchange-traded futures and foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies (and in the case of Special Opportunities Fund, commodities) without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Special Opportunities Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). Alpha Only Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, Alpha Only Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

therefore is subject to heightened risk of loss. Alpha Only Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Use of Derivatives by Benchmark-Free Fund and Implementation Fund

The Funds may use derivatives to gain long investment exposure to securities, commodities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use exchange-traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets and may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives such as futures, related options, and swap contracts, in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Funds may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. Implementation Fund uses exchange-traded futures and forward contracts as an integral part of its investment program.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In adjusting investment exposures, each Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio. Each Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds may have gross investment exposures in excess of their net assets (i.e., the Funds may be leveraged) and therefore are subject to heightened risk of loss. Each Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by SGM Major Markets Fund

The Fund invests in a range of global equity, bond, currency, and commodity markets using exchange traded futures and forward non-U.S. exchange contracts as well as making other investments.

The Fund may use derivatives to gain long and/or short investment exposure to global equities, bonds, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to adjust its investment exposures. For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

The Fund may use derivatives, such as futures, related options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, the Fund may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

*  *  *

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

For Funds that held derivatives during the year ended February 28, 2018, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Alpha Only Fund	Benchmark- Free Fund	Consolidated Implementation Fund*	Consolidated SGM Major Markets Fund*	Consolidated Special Opportunities Fund*
Forward currency contracts
Adjust currency exchange rate risk				X
Adjust exposure to foreign currencies	X	X	X	X	X
Manage against anticipated currency exchange rate changes			X
Futures contracts
Adjust exposure to certain securities markets		X	X	X
Substitute for direct investment				X	X
Adjust interest rate exposure			X	X
Maintain the diversity and liquidity of the portfolio		X	X	X
Hedge some or all of the broad market exposure of the underlying funds and/or assets in which the Fund invests	X
Options (Purchased)
Substitute for direct equity investment			X
Adjust currency exchange rate risk			X
Adjust exposure to foreign currencies			X
Options (Written)
Substitute for direct equity investment			X		X
Adjust currency exchange rate risk			X
Adjust exposure to foreign currencies			X
Adjust interest rate exposure			X
Swap contracts
Adjust interest rate exposure		X	X
Substitute for direct investment in securities			X
Achieve exposure to a reference entity’s credit			X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

*	Certain derivatives may be held by the Fund’s wholly-owned subsidiary.

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded in the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses in the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in a dividend index point. A Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in an index. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if the Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2018 and the Statements of Operations for the year ended February 28, 2018^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Alpha Only Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$—	$5,671	$—	$—	$—	$5,671
Unrealized Appreciation on Forward Currency Contracts	—	—	—	239,326	—	—	239,326

Total	$—	$—	$5,671	$239,326	$—	$—	$244,997

Derivatives not subject to Master Agreements	$—	$—	$5,671	$—	$—	$—	$5,671

Total subject to Master Agreements	$—	$—	$—	$239,326	$—	$—	$239,326

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(101,522)	$—	$—	$(101,522)
Unrealized Depreciation on Futures Contracts¤	—	—	(5,317,837)	—	—	—	(5,317,837)

Total	$—	$—	$(5,317,837)	$(101,522)	$—	$—	$(5,419,359)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(5,317,837)	$(101,522)	$—	$—	$(5,419,359)

Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—	$—	$21,063	$—	$—	$—	$21,063
Forward Currency Contracts	—	—	—	(727,582)	—	—	(727,582)
Futures Contracts	—	—	(31,036,798)	—	—	—	(31,036,798)

Total	$—	$—	$(31,015,735)	$(727,582)	$—	$—	$(31,743,317)

Change in Net Appreciation (Depreciation) on
Investments (rights and/or warrants)	$—	$—	$2,497	$—	$—	$—	$2,497
Forward Currency Contracts	—	—	—	137,804	—	—	137,804
Futures Contracts	—	—	3,065,307	—	—	—	3,065,307

Total	$—	$—	$3,067,804	$137,804	$—	$—	$3,205,608

Benchmark-Free Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$—	$189,146	$—	$—	$—	$189,146
Unrealized Appreciation on Futures Contracts¤	—	—	3,300,316	—	—	—	3,300,316

Total	$—	$—	$3,489,462	$—	$—	$—	$3,489,462

Derivatives not subject to Master Agreements	$—	$—	$189,146	$—	$—	$—	$189,146

Total subject to Master Agreements	$—	$—	$3,300,316	$—	$—	$—	$3,300,316

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

	Credit Contracts	Commodity Contracts		Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts		Total
Benchmark-Free Fund (continued)
Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—		$—	$—	$(3,286,509)	$—		$—	$(3,286,509)

Total	$—		$—	$—	$(3,286,509)	$—		$—	$(3,286,509)

Derivatives not subject to Master Agreements	$—		$—	$—	$—	$—		$—	$—

Total subject to Master Agreements	$—		$—	$—	$(3,286,509)	$—		$—	$(3,286,509)

Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—		$—	$29,957	$—	$—		$—	$29,957
Forward Currency Contracts	—		—	—	(3,511,900)	—		—	(3,511,900)
Futures Contracts	—		—	313,291	—	—		—	313,291
Swap Contracts	—		—	2,357	—	—		—	2,357

Total	$—		$—	$345,605	$(3,511,900)	$—		$—	$(3,166,295)

Change in Net Appreciation (Depreciation) on
Investments (Rights and/or warrants)	$—		$—	$1,098	$—	$—		$—	$1,098
Forward Currency Contracts	—		—	—	(3,286,509)	—		—	(3,286,509)
Futures Contracts	—		—	3,300,316	—	—		—	3,300,316

Total	$—		$—	$3,301,414	$(3,286,509)	$—		$—	$14,905

Consolidated Implementation Fund
Asset Derivatives
Investments, at value (purchased options)	$—		$—	$5,117,070	$—	$—		$—	$5,117,070
Investments, at value (rights and/or warrants)	—		—	1,040,187	—	—		—	1,040,187
Unrealized Appreciation on Forward Currency Contracts	—		—	—	7,601,129	—		—	7,601,129
Unrealized Appreciation on Futures Contracts¤	—		—	20,755,279	—	19,185		—	20,774,464
Swap Contracts, at value¤	7,437,392		—	48,532	—	2,731,275		—	10,217,199

Total	$7,437,392	$		$26,961,068	$7,601,129	$2,750,460	$		$44,750,049

Derivatives not subject to Master Agreements	$—		$—	$1,040,187	$—	$—		$—	$1,040,187

Total subject to Master Agreements	$7,437,392		$—	$25,920,881	$7,601,129	$2,750,460		$—	$43,709,862

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—		$—	$—	$(32,351,243)	$—		$—	$(32,351,243)
Unrealized Depreciation on Futures Contracts¤	—		—	—	—	(89,381)		—	(89,381)
Written Options, at value	(370,938)		—	(12,151,000)	—	—		—	(12,521,938)
Swap Contracts, at value¤	(1,885,731)		—	(88,336)	—	(7,170,020)		—	(9,144,087)

Total	$(2,256,669)		$—	$(12,239,336)	$(32,351,243)	$(7,259,401)		$—	$(54,106,649)

Derivatives not subject to Master Agreements	$—		$—	$—	$—	$—		$—	$—

Total subject to Master Agreements	$(2,256,669)		$—	$(12,239,336)	$(32,351,243)	$(7,259,401)		$—	$(54,106,649)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Consolidated Implementation Fund (continued)
Net Realized Gain (Loss) on
Investments (purchased options)	$—	$—	$(8,745,696)	$(2,157,147)	$—	$—	$(10,902,843)
Investments (rights and/or warrants)	—	—	143,792	—	—	—	143,792
Futures Contracts	—	—	4,956,051	—	(989,454)	—	3,966,597
Swap Contracts	(4,557,122)	—	2,260,325	—	15,010,152	—	12,713,355
Written Options	—	—	230,463	—	595,625	—	826,088
Forward Currency Contracts	—	—	—	(17,712,549)	—	—	(17,712,549)

Total	$(4,557,122)	$—	$(1,155,065)	$(19,869,696)	$14,616,323	$—	$(10,965,560)

Change in Net Unrealized Appreciation (Depreciation) on
Investments (purchased options)	$—	$—	$835,942	$1,604,082	$—	$—	$2,440,024
Investments (rights and/or warrants)	—	—	(2,357,497)	—	—	—	(2,357,497)
Forward Currency Contracts	—	—	—	(23,886,314)	—	—	(23,886,314)
Futures Contracts	—	—	—	—	20,628,148	—	20,628,148
Written Options	14,062	—	2,304,483	—	—	—	2,318,545
Swap Contracts	685,330	—	(612,870)	—	10,899,904	—	10,972,364

Total	$699,392	$—	$170,058	$(22,282,232)	$31,528,052	$—	$10,115,270

Consolidated SGM Major Markets Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$13,180,984	$—	$—	$13,180,984
Unrealized Appreciation on Futures Contracts¤	—	838,553	12,544,473	—	—	—	13,383,026

Total	$—	$838,553	$12,544,473	$13,180,984	$—	$—	$26,564,010

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$838,553	$12,544,473	$13,180,984	$—	$—	$26,564,010

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(1,553,458)	$—	$—	$(1,553,458)
Unrealized Depreciation on Futures Contracts¤	—	(2,220,840)	(33,402,846)	—	(6,204,903)	—	(41,828,589)

Total	$—	$(2,220,840)	$(33,402,846)	$(1,553,458)	$(6,204,903)	$—	$(43,382,047)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(2,220,840)	$(33,402,846)	$(1,553,458)	$(6,204,903)	$—	$(43,382,047)

Net Realized Gain (Loss) on
Forward Currency Contracts	$—	$—	$—	$(31,687,655)	$—	$—	$(31,687,655)
Futures Contracts	—	(776,571)	87,605,669	—	11,175,527	—	98,004,625

Total	$—	$(776,571)	$87,605,669	$(31,687,655)	$11,175,527	$—	$66,316,970

Change in Net Appreciation (Depreciation) on
Forward Currency Contracts	$—	$—	$—	$8,639,854	$—	$—	$8,639,854
Futures Contracts	—	2,065,469	(55,238,077)	—	(678,554)	—	(53,851,162)

Total	$—	$2,065,469	$(55,238,077)	$8,639,854	$(678,554)	$—	$(45,211,308)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Consolidated Special Opportunities Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$4,181	$—	$—	$4,181

Total	$—	$—	$—	$4,181	$—	$—	$4,181

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$—	$4,181	$—	$—	$4,181

Liability Derivatives
Unrealized Depreciation on Futures Contracts¤	$—	$(1,067,000)	$—	$—	$—	$—	$(1,067,000)

Total	$—	$(1,067,000)	$—	$—	$—	$—	$(1,067,000)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(1,067,000)	$—	$—	$—	$—	$(1,067,000)

Net Realized Gain (Loss) on
Forward Currency Contracts	$—	$—	$—	$(2,402,408)	$—	$—	$(2,402,408)
Futures Contracts	—	(2,213,953)	—	—	—	—	(2,213,953)
Written Options	—	—	3,321,520	—	—	—	3,321,520

Total	$—	$(2,213,953)	$3,321,520	$(2,402,408)	$—	$—	$(1,294,841)

Change in Net Appreciation (Depreciation) on
Forward Currency Contracts	$—	$—	$—	$13,424	$—	$—	$13,424
Futures Contracts	—	1,962,447	—	—	—	—	1,962,447
Written Options	—	—	(1,213,466)	—	—	—	(1,213,466)

Total	$—	$1,962,447	$(1,213,466)	$13,424	$—	$—	$762,405

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
¤	The table includes cumulative unrealized appreciation/depreciation of futures and value of cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and set-off provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset. Additionally, the set-off and netting provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Because no such event has occurred, the Funds do not presently have a legally enforceable right of set-off and these amounts have not been offset in the Statements of Assets and Liabilities, but have been presented separately in the table below. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect an early termination of all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be paid by a Fund (or may be received by a Fund) in such an event is represented by the Net Amounts in the tables below. For more information about other uncertainties and risks, see “Investments and other risks” above.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

For financial reporting purposes, in the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2018, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 28, 2018:

Alpha Only Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
JPMorgan Chase Bank, N.A.	$172,338	$—	$(29,019)	$143,319
Morgan Stanley & Co. International PLC	66,988	—	—	66,988

Total	$239,326	$—	$(29,019)	$210,307

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$15,875	$—	$—	$15,875
Deutsche Bank AG	11,693	—	—	11,693
Goldman Sachs International	44,935	—	—	44,935
JPMorgan Chase Bank, N.A.	29,019	—	29,019	—

Total	$101,522	$—	$29,019	$72,503

Benchmark-Free Fund

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Citibank N.A.	$236,660	$(236,660)	$—	$—	*
Goldman Sachs International	773,141	(673,497)	—	99,644
Morgan Stanley & Co. International PLC	2,276,708	(1,778,113)	—	498,595

Total	$3,286,509	$(2,688,270)	$—	$598,239

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Consolidated Implementation Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$35,807	$—	$35,807	$—
Barclays Bank PLC	994,308	—	994,308	—
Goldman Sachs International	4,522,250	(792,303)	(3,729,947)	—	*
JPMorgan Chase Bank, N.A.	4,003,580	—	4,003,580	—
Morgan Stanley Capital Services LLC	5,117,070	—	5,117,070	—
State Street Bank and Trust Company	17,462	—	17,462	—

Total	$14,690,477	$(792,303)	$6,438,280	$—

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$1,527,378	$(1,491,571)	$(35,807)	$—	*
Barclays Bank PLC	2,101,791	(545,403)	(994,308)	562,080
Citibank N.A.	659,568	(614,817)	—	44,751
Deutsche Bank AG	11,093,855	(9,672,959)	—	1,420,896
Goldman Sachs International	3,729,947	—	3,729,947	—
JPMorgan Chase Bank, N.A.	5,812,513	(1,808,933)	(4,003,580)	—	*
Morgan Stanley & Co. International PLC	8,012,677	(6,306,837)	—	1,705,840
Morgan Stanley Capital Services LLC	12,151,000	(7,033,930)	(5,117,070)	—	*
State Street Bank and Trust Company	66,255	—	(17,462)	48,793

Total	$45,154,984	$(27,474,450)	$(6,438,280)	$3,782,360

Consolidated SGM Major Markets Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Deutsche Bank AG	$215,328	$(70,000)	$(4,528)	$140,800
JPMorgan Chase Bank, N.A.	2,230,110	(1,631,525)	(159,082)	439,503
Morgan Stanley & Co. International PLC	10,501,985	(5,030,000)	(1,389,848)	4,082,137
State Street Bank and Trust Company	233,561	—	—	233,561

Total	$13,180,984	$(6,731,525)	$(1,553,458)	$4,896,001

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Deutsche Bank AG	$4,528	$—	$4,528	$—
JPMorgan Chase Bank, N.A.	159,082	—	159,082	—
Morgan Stanley & Co. International PLC	1,389,848	—	1,389,848	—

Total	$1,553,458	$—	$1,553,458	$—

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Consolidated Special Opportunities Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$4,181	$—	$—	$4,181

Total	$4,181	$—	$—	$4,181

*	The actual collateral received and/or pledged is more than the amount shown.

The average derivative activity of notional amounts (forward currency contracts, futures contracts and swap contracts), market values (rights and/or warrants), and principal amounts or number of contracts (options) outstanding, based on absolute values, at each month-end, was as follows for the year ended February 28, 2018:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options (Principal)	Options (Contracts)	Rights and/ or Warrants ($)
Alpha Only Fund	45,019,996	195,583,415	—	—	—	8,033
Benchmark-Free Fund	171,826,627	25,531,487	904,167	—	—	145,502
Consolidated Implementation Fund	1,345,128,118	222,614,337	1,767,382,101	54,344,167	61,725	4,918,272
Consolidated SGM Major Markets Fund	824,013,949	2,458,847,758	—	—	—	—
Consolidated Special Opportunities Fund	22,471,691	2,730,447	—	—	1,520	—

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to certain Funds. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Alpha Only Fund	Benchmark- Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Implementation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	SGM Major Markets Fund	Special Opportunities Fund	Strategic Opportunities Allocation Fund
Management Fee	0.50%	0.65%	—	—	—	—	—	—	—	0.85%	1.10%	—

For certain Funds above, GMO does not charge the Fund a management fee or shareholder service fee, but it receives management and/or shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by GMO’s asset allocation decisions.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

In addition, each class of shares of certain Funds pays GMO directly or indirectly a shareholder service or supplemental support fee. Shareholder service fees are paid to GMO for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Class MF shares of Benchmark-Free Allocation Fund are subject to a supplemental support fee payable to GMO for providing supplemental support services to Class MF shareholders and their investment advisers. Those supplemental support services include without limitation, (1) provision and presentation of educational and explanatory information about the Fund and its asset allocation strategy as requested or directed by an investor or its investment adviser, (2) provision and presentation of similar educational and explanatory information about the strategies of the GMO Funds in which the Fund invests, (3) provision and presentation of information for inclusion in the quarterly or other periodic reports of the investor, (4) provision of responses to information requests relating to oversight functions of the investor’s board of directors in areas including pricing, compliance, and taxation, (5) access to and meetings with GMO’s Chief Investment Strategist and Heads of GMO’s Asset Allocation Team and other investment professionals of GMO, (6) assistance with services provided by an investor’s investment adviser, and (7) such other assistance as may be requested from time to time by an investor or its agent, provided that such assistance is not primarily intended to result in the sale of Fund shares.

Shareholder service and/or supplemental support fees are paid monthly at the annual rate equal to the percentage of each applicable Class’s average daily net assets set forth in the table below

Fund Name	Class III	Class IV	Class V	Class VI	Class MF
Alpha Only Fund	0.15%	0.10%
Benchmark-Free Allocation Fund	0.15%	0.10%			0.10%
SGM Major Markets Fund	0.15%	0.10%		0.055%
Special Opportunities Fund	0.15%*	0.10%*	0.085%*	0.055%

*	Class is offered but has no shareholders as of February 28, 2018.

For each Fund, other than Special Opportunities Fund, GMO has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). For Special Opportunities Fund, GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets (“Expense Threshold Amount”). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO.

“Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. In the case of Benchmark-Free Fund, “Specified Operating Expenses” does not include the Fund’s direct custody expenses attributable to its holdings of emerging market securities.

For Special Opportunities Fund, GMO is permitted to recover from the Fund, on a class-by-class basis, as applicable, the “Specified Operating Expenses” GMO has borne or reimbursed (whether through reduction of its fees or otherwise) to the extent that the Fund’s “Specified Operating Expenses” later fall below the Expense Threshold Amount or the lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. The amount GMO is entitled to recover may not cause a Fund to exceed the Expense Threshold Amount or the lower expense limit in effect when GMO seeks recovery.

For the year ended February 28, 2018, GMO did not recoup any previously recorded waivers and/or reimbursements.

On February 28, 2018, the reimbursements and/or waivers subject to possible future recoupment are as follows:

	Expiring during year ending February 28, 2019	Expiring during year ending February 29, 2020	Expiring during year ending February 28, 2021
Consolidated Special Opportunities Fund, Class VI	$—	$—	$—

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

For each Fund, other than Benchmark-Free Allocation Fund, that pays GMO a management fee, GMO has contractually agreed to waive or reduce that fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund, other than Benchmark-Free Allocation Fund, that charges a shareholder service fee, GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2018 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplemental support agreement.

For Benchmark-Free Allocation Fund only, the fees payable to GMO under its management contract and servicing and supplemental support agreement are reduced by amounts equal to the management fees and shareholder service fees, respectively, that GMO receives as a result of the Fund’s investment in underlying GMO Funds. In addition, effective March 1, 2014, GMO has contractually agreed to reduce the rate of the supplemental support fees charged to the Fund’s Class MF shares to a rate to be charged in any month (starting on the first business day of the month) based on the net assets attributable to Class MF shares as of the last business day of the preceding month based on the following schedule: 0.10% on the first $6 billion of net assets, 0.05% on the next $2 billion, 0.03% on the next $2 billion, and 0.01% thereafter; provided, however, that the effective rate charged at any time will not be reduced to less than 0.06% of Class MF’s average daily net assets. The rate will be calculated before giving effect to any reduction or waiver described above, and any applicable reduction or waiver will serve to further reduce the supplemental support fee paid to GMO. This reduction will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2018 is shown in the table below and is included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
Alpha Only Fund	4,840	384
Benchmark-Free Allocation Fund	318,187	27,150
Benchmark-Free Fund	101,093	8,594
Global Asset Allocation Fund	56,646	4,835
Global Developed Equity Allocation Fund	15,829	1,547
Global Equity Allocation Fund	55,309	4,593
Consolidated Implementation Fund	268,040	22,732
International Developed Equity Allocation Fund	15,151	1,343
International Equity Allocation Fund	25,129	2,209
Consolidated SGM Major Markets Fund	35,226	2,958
Consolidated Special Opportunities Fund	23,560	1,973
Strategic Opportunities Allocation Fund	43,353	3,772

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2018 these indirect fees and expenses expressed as a percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Indirect Interest Expense		Total Indirect Expenses
Alpha Only Fund	< 0.001%	0.000%	0.000%		< 0.001%
Benchmark-Free Allocation Fund	0.154%	0.012%	0.030%	*	0.196%
Benchmark-Free Fund	0.241%	0.020%	< 0.001%		0.261%
Global Asset Allocation Fund	0.421%	0.064%	0.001%		0.486%
Global Developed Equity Allocation Fund	0.448%	0.071%	0.000%		0.519%
Global Equity Allocation Fund	0.496%	0.069%	0.000%		0.565%
Consolidated Implementation Fund	0.000%	0.000%	0.000%		0.000%
International Developed Equity Allocation Fund	0.527%	0.086%	0.000%		0.613%
International Equity Allocation Fund	0.581%	0.078%	0.000%		0.659%
Consolidated SGM Major Markets Fund	0.001%	0.000%	0.000%		0.001%
Consolidated Special Opportunities Fund	0.000%	0.000%	0.000%		0.000%
Strategic Opportunities Allocation Fund	0.409%	0.060%	< 0.001%		0.469%

*	Includes indirect dividend expenses.

The Funds are permitted to purchase or sell securities from or to certain other GMO funds under specified conditions outlined in procedures adopted by the Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effectuated at the current market price. During the year ended February 28, 2018, the Funds did not engage in these transactions.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and including GMO U.S. Treasury Fund, if applicable, for the year ended February 28, 2018 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Alpha Only Fund	—	296,458,470	—	340,711,421
Benchmark-Free Allocation Fund	—	1,257,059,088	—	2,462,291,232
Benchmark-Free Fund	1,695,520,751	1,628,815,880	1,761,348,933	1,756,872,537
Global Asset Allocation Fund	—	540,196,849	—	667,742,819
Global Developed Equity Allocation Fund	—	35,551,570	—	655,341,447
Global Equity Allocation Fund	—	318,951,096	—	524,904,458
Consolidated Implementation Fund	5,896,435,883	8,615,233,330	6,645,863,277	8,293,521,560
International Developed Equity Allocation Fund	—	32,430,394	—	73,424,474
International Equity Allocation Fund	—	133,697,739	—	251,707,524
Consolidated SGM Major Markets Fund	454,585,306	481,561,957	364,585,209	243,000,000
Consolidated Special Opportunities Fund	—	79,737,369	—	317,027,064
Strategic Opportunities Allocation Fund	96,412,294	359,768,549	100,285,863	1,262,029,761

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2018

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
Alpha Only Fund	3	‡	88.58%	0.03%	99.43%
Benchmark-Free Allocation Fund	1		41.50%	0.89%	2.51%
Benchmark-Free Fund	—		—	—	100.00%
Global Asset Allocation Fund	—		—	0.19%	7.20%
Global Developed Equity Allocation Fund	2		62.81%	< 0.01%	—
Global Equity Allocation Fund	1		18.05%	0.01%	0.26%
Implementation Fund	1	‡	95.37%	—	100.00%
International Developed Equity Allocation Fund	6		87.73%	< 0.01%	1.91%
International Equity Allocation Fund	4	†	69.87%	0.01%	27.51%
SGM Major Markets Fund	2	‡	69.47%	0.09%	76.95%
Special Opportunities Fund	2	#	95.80%	0.09%	99.48%
Strategic Opportunities Allocation Fund	1		10.48%	< 0.01%	99.93%

†	One of the shareholders is another fund managed by GMO.
‡	One of the shareholders is another fund of the Trust.
#	Two of the shareholders are other funds of the Trust.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 28, 2018		Year Ended February 28, 2017

	Shares	Amount	Shares	Amount
Alpha Only Fund
Class III:
Shares sold	207,676	$4,479,301	23,049	$485,000
Shares issued to shareholders in reinvestment of distributions	4,822	104,020	10,799	226,478
Shares repurchased	(228,094)	(4,971,088)	(9,062)	(193,998)

Net increase (decrease)	(15,596)	$(387,767)	24,786	$517,480

Class IV:
Shares sold	693,110	$15,100,002	290,332	$6,216,866
Shares issued to shareholders in reinvestment of distributions	114,030	2,454,724	323,934	6,805,653
Shares repurchased	(1,383,604)	(29,825,103)	(2,820,045)	(60,624,321)

Net increase (decrease)	(576,464)	$(12,270,377)	(2,205,779)	$(47,601,802)

Benchmark-Free Allocation Fund
Class III:
Shares sold	28,656,547	$784,060,061	11,196,580	$282,349,518
Shares issued to shareholders in reinvestment of distributions	3,792,767	103,472,036	2,999,733	74,370,066
Shares repurchased	(50,073,202)	(1,350,609,683)	(60,921,352)	(1,511,866,800)
Purchase premiums	—	325,703	—	239,291
Redemption fees	—	1,479,985	—	3,224,150

Net increase (decrease)	(17,623,888)	$(461,271,898)	(46,725,039)	$(1,151,683,775)

Class IV:
Shares sold	33,152,599	$884,564,391	10,289,818	$256,114,599
Shares issued to shareholders in reinvestment of distributions	2,584,989	70,493,151	1,600,299	39,678,337
Shares repurchased	(39,749,823)	(1,080,301,449)	(15,488,463)	(390,292,674)
Purchase premiums	—	191,609	—	112,306
Redemption fees	—	864,149	—	1,579,024

Net increase (decrease)	(4,012,235)	$(124,188,149)	(3,598,346)	$(92,808,408)

Class MF:
Shares sold	3,559,155	$97,318,372	9,091,977	$219,971,887
Shares issued to shareholders in reinvestment of distributions	4,991,594	136,226,196	4,019,603	99,711,857
Shares repurchased	(33,216,277)	(892,423,950)	(127,883,060)	(3,192,649,982)
Purchase premiums	—	368,062	—	309,201
Redemption fees	—	1,675,531	—	4,213,744

Net increase (decrease)	(24,665,528)	$(656,835,789)	(114,771,480)	$(2,868,443,293)

Benchmark-Free Fund
Class III:
Shares sold	8,166,414	$167,857,391	2,964,651	$53,692,431
Shares issued to shareholders in reinvestment of distributions	6,085,559	124,326,073	6,315,267	114,708,600
Shares repurchased	(31,557,062)	(625,040,833)	(30,712,702)	(565,886,269)
Purchase premiums	—	125,696	—	2,491
Redemption fees	—	1,268,307	—	1,186,303

Net increase (decrease)	(17,305,089)	$(331,463,366)	(21,432,784)	$(396,296,444)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

	Year Ended February 28, 2018		Year Ended February 28, 2017

	Shares	Amount	Shares	Amount
Global Asset Allocation Fund
Class III:#
Shares sold	7,497,173	$245,763,796	617,412	$18,044,077
Shares issued to shareholders in reinvestment of distributions	1,625,800	53,486,252	1,753,044	51,432,938
Shares repurchased	(14,335,654)	(462,098,261)	(43,110,243)	(1,266,492,076)
Purchase premiums	—	283,262	—	19,792
Redemption fees	—	607,377	—	1,833,641

Net increase (decrease)	(5,212,681)	$(161,957,574)	(40,739,787)	$(1,195,161,628)

Global Developed Equity Allocation Fund
Class III:
Shares sold	—	$—	378,886	$7,197,962
Shares issued to shareholders in reinvestment of distributions	803,500	17,587,926	3,760,099	69,595,229
Shares repurchased	(30,910,313)	(652,627,452)	(35,852,275)	(679,060,489)
Purchase premiums	—	—	—	5,763
Redemption fees	—	522,102	—	543,248

Net increase (decrease)	(30,106,813)	$(634,517,424)	(31,713,290)	$(601,718,287)

Global Equity Allocation Fund
Class III:#
Shares sold	5,343,410	$133,870,494	896,100	$19,538,574
Shares issued to shareholders in reinvestment of distributions	2,660,619	69,685,837	5,519,865	118,776,536
Shares repurchased	(17,925,341)	(467,596,299)	(55,808,897)	(1,211,746,212)
Purchase premiums	—	47,316	—	22,447
Redemption fees	—	840,523	—	2,187,138

Net increase (decrease)	(9,921,312)	$(263,152,129)	(49,392,932)	$(1,071,221,517)

Consolidated Implementation Fund
Core Class:
Shares sold	50,778,902	$682,972,263	20,213,611	$252,945,091
Shares issued to shareholders in reinvestment of distributions	24,407,827	335,144,868	17,429,764	218,046,347
Shares repurchased	(118,308,728)	(1,618,413,712)	(335,030,566)	(4,227,002,950)
Purchase premiums	—	1,185,847	—	506,904
Redemption fees	—	3,054,358	—	8,454,006

Net increase (decrease)	(43,121,999)	$(596,056,376)	(297,387,191)	$(3,747,050,602)

International Developed Equity Allocation Fund
Class III:
Shares sold	953,876	$16,192,699	4,384,487	$61,744,274
Shares issued to shareholders in reinvestment of distributions	1,042,628	17,857,292	1,722,551	24,243,085
Shares repurchased	(4,482,823)	(74,991,774)	(37,498,662)	(546,186,257)
Purchase premiums	—	10,870	—	46,639
Redemption fees	—	57,901	—	434,149

Net increase (decrease)	(2,486,319)	$(40,873,012)	(31,391,624)	$(459,718,110)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

	Year Ended February 28, 2018		Year Ended February 28, 2017

	Shares	Amount	Shares	Amount
International Equity Allocation Fund
Class III:#
Shares sold	2,158,679	$70,077,115	1,015,102	$25,738,591
Shares issued to shareholders in reinvestment of distributions	1,031,273	32,737,392	1,345,263	34,818,517
Shares repurchased	(7,389,534)	(221,115,817)	(11,358,185)	(300,419,199)
Purchase premiums	—	175,411	—	68,619
Redemption fees	—	538,494	—	772,434

Net increase (decrease)	(4,199,582)	$(117,587,405)	(8,997,820)	$(239,021,038)

Consolidated SGM Major Markets Fund
Class III:
Shares sold	706,650	$22,622,929	920,661	$32,602,984
Shares issued to shareholders in reinvestment of distributions	5,601	180,593	16,710	552,675
Shares repurchased	(63,722)	(2,099,226)	(1,472,573)	(51,952,410)

Net increase (decrease)	648,529	$20,704,296	(535,202)	$(18,796,751)

Class IV:
Shares sold	486,556	$16,036,518	1,633,992	$57,413,784
Shares issued to shareholders in reinvestment of distributions	18,456	591,952	104,598	3,319,945
Shares repurchased	(1,814,180)	(59,526,105)	(54,601)	(1,776,715)

Net increase (decrease)	(1,309,168)	$(42,897,635)	1,683,989	$58,957,014

Class VI:
Shares sold	15,616,936	$506,604,097	11,918,840	$421,919,797
Shares issued to shareholders in reinvestment of distributions	1,716,945	55,073,241	3,113,453	99,975,150
Shares repurchased	(3,731,302)	(122,365,837)	(9,620,986)	(328,005,022)

Net increase (decrease)	13,602,579	$439,311,501	5,411,307	$193,889,925

Consolidated Special Opportunities Fund
Class VI:
Shares sold	2,130,296	$47,393,583	157,444	$3,101,282
Shares issued to shareholders in reinvestment of distributions	2,841,238	68,177,050	1,855,789	36,919,533
Shares repurchased	(12,646,455)	(290,937,418)	(14,372,910)	(287,704,307)
Purchase premiums	—	181,760	—	5,534
Redemption fees	—	1,398,457	—	1,428,513

Net increase (decrease)	(7,674,921)	$(173,786,568)	(12,359,677)	$(246,249,445)

Strategic Opportunities Allocation Fund
Class III:
Shares sold	831,215	$17,129,720	893,443	$16,967,331
Shares issued to shareholders in reinvestment of distributions	2,497,054	54,242,468	2,841,743	53,702,273
Shares repurchased	(46,410,191)	(1,002,225,037)	(14,553,101)	(276,781,131)
Purchase premiums	—	—	—	7,878
Redemption fees	—	1,948,317	—	483,578

Net increase (decrease)	(43,081,922)	$(928,904,532)	(10,817,915)	$(205,620,071)

#	Shares were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

10.	Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities or an investment in other funds of GMO Trust. A summary of the Funds’ transactions involving companies that are or were affiliates during the year ended February 28, 2018 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Alpha Only Fund
GMO U.S. Treasury Fund	$10,595,373	$158,008,229	$154,740,000	$148,213	$—	$(14,336)	$(793)	$13,848,473

Benchmark-Free Allocation Fund
GMO Emerging Country Debt Fund, Class IV	$621,136,921	$35,984,589	$319,163,194	$25,999,668	$—	$2,608,864	$(2,224,166)	$338,343,014
GMO Implementation Fund	10,761,426,169	990,862,318	1,615,359,354	320,024,676	—	107,743,835	728,343,002	10,973,015,970
GMO Opportunistic Income Fund, Class VI	682,798,759	51,687,845	205,382,110	14,081,312	—	11,351,455	1,886,120	542,342,069
GMO SGM Major Markets Fund, Class VI	1,030,173,520	91,654,435	81,810,085	—	39,190,997	4,873,432	(28,912,791)	1,015,978,511
GMO Special Opportunities Fund, Class VI	674,447,572	86,869,901	240,576,489	467,665	44,801,894	39,141,198	109,217,248	669,099,430

Totals	$13,769,982,941	$1,257,059,088	$2,462,291,232	$360,573,321	$83,992,891	$165,718,784	$808,309,413	$13,538,778,994

Benchmark-Free Fund
GMO Emerging Country Debt Fund, Class IV	$254,330,557	$10,229,627	$131,486,483	$10,229,626	$—	$(1,580,502)	$1,692,261	$133,185,460
GMO Emerging Markets Fund, Class VI	544,118,916	14,728,345	94,097,000	14,728,344	—	6,309,834	98,620,852	569,680,947
GMO Opportunistic Income Fund, Class VI	265,783,934	5,622,498	58,981,954	5,622,499	—	7,165,883	(1,985,778)	217,604,583
GMO SGM Major Markets Fund, Class VI	190,362,136	7,206,787	8,750,000	—	7,206,788	716,773	(5,086,580)	184,449,116
GMO Special Opportunities Fund, Class VI	284,598,267	20,133,663	41,845,000	186,703	19,946,960	1,852,272	58,855,694	323,594,896
GMO U.S. Treasury Fund	36,502,880	147,120,412	183,637,659	132,598	—	3,810	10,557	—

Totals	$1,575,696,690	$205,041,332	$518,798,096	$30,899,770	$27,153,748	$14,468,070	$152,107,006	$1,428,515,002

Global Asset Allocation Fund
GMO Alpha Only Fund, Class IV	$73,411,864	$8,858,883	$10,134,952	$884,513	$—	$(1,116,479)	$3,927,601	$74,946,917
GMO Asset Allocation Bond Fund, Class VI	436,734,200	48,674,994	82,595,097	4,234,966	—	(11,743,608)	8,106,830	399,177,319
GMO Core Plus Bond Fund, Class IV	122,418,980	152,895,475	21,163,508	5,809,808	—	417,554	(4,953,889)	249,614,612
GMO Emerging Country Debt Fund, Class IV	98,805,388	6,697,293	50,132,324	4,326,217	—	1,446,408	(1,286,094)	55,530,671
GMO Emerging Markets Fund, Class VI	363,494,869	118,284,156	94,821,379	12,610,203	—	7,535,965	73,224,347	467,717,958
GMO International Equity Fund, Class IV	507,593,996	45,894,009	115,807,707	16,727,657	—	(13,091,801)	94,595,417	519,183,914
GMO Opportunistic Income Fund, Class VI	97,727,559	2,429,580	52,918,535	1,400,611	—	2,641,006	(1,066,428)	48,813,182
GMO Quality Fund, Class VI	202,013,212	21,321,485	70,261,106	3,099,000	11,322,400	9,178,807	16,115,082	178,367,480
GMO Risk Premium Fund, Class VI	64,139,050	13,095,999	8,466,424	196,176	9,834,122	689,565	(7,107,850)	62,350,340

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Global Asset Allocation Fund (continued)
GMO SGM Major Markets Fund, Class VI	$73,002,358	$8,444,019	$6,114,116	$—	$2,849,634	$489,132	$(2,254,302)	$73,567,091
GMO U.S. Equity Allocation Fund, Class VI	201,264,975	30,549,958	56,302,636	3,434,210	17,272,120	(1,713,679)	5,110,156	178,908,774
GMO U.S. Treasury Fund	183,086,818	83,050,998	98,888,939	1,912,218	—	(81,491)	(120,761)	167,046,625

Totals	$2,423,693,269	$540,196,849	$667,606,723	$54,635,579	$41,278,276	$(5,348,621)	$184,290,109	$2,475,224,883

Global Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$98,541,837	$1,461,040	$66,869,280	$1,461,040	$—	$3,487,231	$10,370,194	$46,991,022
GMO International Equity Fund, Class IV	456,476,089	10,545,755	309,624,931	7,901,531	—	(47,844,286)	107,827,156	217,379,783
GMO Quality Fund, Class VI	219,104,022	9,411,053	147,883,553	1,978,402	7,124,017	18,081,637	4,073,465	102,786,624
GMO U.S. Equity Allocation Fund, Class VI	217,844,350	14,133,722	130,963,683	2,151,793	11,981,929	(5,459,957)	6,430,269	101,984,701

Totals	$991,966,298	$35,551,570	$655,341,447	$13,492,766	$19,105,946	$(31,735,375)	$128,701,084	$469,142,130

Global Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$504,513,964	$110,336,081	$118,524,207	$17,316,148	$—	$14,544,479	$97,703,453	$608,573,770
GMO International Equity Fund, Class IV	885,286,898	66,641,898	204,929,282	30,646,818	—	(33,212,531)	183,044,389	896,831,372
GMO Quality Fund, Class VI	399,709,400	58,200,467	101,081,976	7,123,604	26,154,593	15,887,452	40,091,811	412,807,154
GMO U.S. Equity Allocation Fund, Class VI	416,646,309	83,772,650	100,368,993	7,967,335	38,923,612	(809,180)	10,752,782	409,993,568

Totals	$2,206,156,571	$318,951,096	$524,904,458	$63,053,905	$65,078,205	$(3,589,780)	$331,592,435	$2,328,205,864

International Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$59,768,161	$6,532,908	$11,553,377	$1,831,582	$—	$935,242	$11,695,802	$67,378,736
GMO International Equity Fund, Class IV	541,876,427	25,897,486	61,871,097	19,039,253	—	(5,246,853)	96,516,382	597,172,345

Totals	$601,644,588	$32,430,394	$73,424,474	$20,870,835	$—	$(4,311,611)	$108,212,184	$664,551,081

International Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$356,432,437	$63,038,562	$89,101,168	$10,230,275	$—	$1,680,443	$70,001,266	$402,051,540
GMO International Equity Fund, Class IV	729,124,865	70,659,177	162,606,356	22,498,030	—	(4,034,911)	115,787,037	748,929,812

Totals	$1,085,557,302	$133,697,739	$251,707,524	$32,728,305	$—	$(2,354,468)	$185,788,303	$1,150,981,352

Consolidated SGM Major Markets Fund
GMO U.S. Treasury Fund	$834,716,360	$481,561,957	$243,000,000	$9,061,525	$—	$(131,885)	$(941,321)	$1,072,205,111

Consolidated Special Opportunities Fund
Jagercor Energy Corp	$90,348	$—	$—	$—	$—	$—	$(20,211)	$70,137

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2018

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Strategic Opportunities Allocation Fund
GMO Core Plus Bond Fund, Class IV	$56,400,656	$104,180,385	$59,697,124	$3,423,335	$—	$996,652	$(2,745,649)	$99,134,920
GMO Emerging Country Debt Fund, Class IV	84,932,626	4,284,447	49,168,796	4,284,447	—	(633,051)	577,404	39,992,630
GMO Emerging Markets Fund, Class VI	390,569,250	67,791,379	229,053,196	12,117,487	—	25,822,374	49,954,773	305,084,580
GMO International Equity Fund, Class IV	573,398,898	17,118,746	330,125,130	17,118,746	—	(8,521,807)	97,947,641	349,818,348
GMO Opportunistic Income Fund, Class VI	83,844,202	1,852,646	41,422,951	1,852,646	—	4,170,206	(2,458,990)	45,985,113
GMO Quality Fund, Class VI	207,645,291	15,542,474	116,470,690	3,337,036	12,205,439	16,637,155	8,174,612	131,528,842
GMO U.S. Equity Allocation Fund, Class VI	204,598,363	21,994,714	99,868,845	3,685,875	18,308,839	(2,245,044)	5,603,498	130,082,686
GMO U.S. Treasury Fund	303,051,065	127,003,758	335,926,412	1,860,665	—	(288,897)	62,299	93,901,813

Totals	$1,904,440,351	$359,768,549	$1,261,733,144	$47,680,237	$30,514,278	$35,937,588	$157,115,588	$1,195,528,932

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of GMO Trust and Shareholders of

GMO Alpha Only Fund, GMO Benchmark-Free Allocation Fund, GMO Benchmark-Free Fund, GMO Global Asset Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO Global Equity Allocation Fund, GMO Implementation Fund, GMO International Developed Equity Allocation Fund, GMO International Equity Allocation Fund, GMO SGM Major Markets Fund, GMO Special Opportunities Fund, and GMO Strategic Opportunities Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of GMO Alpha Only Fund, GMO Benchmark-Free Allocation Fund, GMO Benchmark-Free Fund, GMO Global Asset Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO Global Equity Allocation Fund, GMO Implementation Fund, GMO International Developed Equity Allocation Fund, GMO International Equity Allocation Fund, GMO SGM Major Markets Fund, GMO Special Opportunities Fund, and GMO Strategic Opportunities Allocation Fund (twelve of the funds constituting GMO Trust, hereafter collectively referred to as the “Funds”) as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2018

We have served as the auditor of one or more investment companies in the GMO mutual funds complex since 1985.

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2018 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2018.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and /or indirect management fees, direct and/or indirect shareholder services fees, and distribution (12b-1) and/or administration fees for Funds with Class M shares, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2017 through February 28, 2018.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period*	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Alpha Only Fund
Class III	$1,000.00	$1,000.50	$3.32	$1,000.00	$1,021.47	$3.36	0.67%
Class IV	$1,000.00	$1,000.50	$3.08	$1,000.00	$1,021.72	$3.11	0.62%
Benchmark-Free Allocation Fund
Class III	$1,000.00	$1,038.60	$4.25	$1,000.00	$1,020.63	$4.21	0.84%
Class IV	$1,000.00	$1,038.60	$3.99	$1,000.00	$1,020.88	$3.96	0.79%
Class MF	$1,000.00	$1,038.60	$3.99	$1,000.00	$1,020.88	$3.96	0.79%
Benchmark-Free Fund
Class III	$1,000.00	$1,047.90	$1.42	$1,000.00	$1,023.41	$1.40	0.28%
Global Asset Allocation Fund
Class III	$1,000.00	$1,044.90	$2.48	$1,000.00	$1,022.36	$2.46	0.49%
Global Developed Equity Allocation Fund
Class III	$1,000.00	$1,090.10	$2.69	$1,000.00	$1,022.22	$2.61	0.52%
Global Equity Allocation Fund
Class III	$1,000.00	$1,089.60	$2.95	$1,000.00	$1,021.97	$2.86	0.57%
Implementation Fund
Core Class	$1,000.00	$1,042.40	$0.15	$1,000.00	$1,024.65	$0.15	0.03%
International Developed Equity Allocation Fund
Class III	$1,000.00	$1,072.60	$3.19	$1,000.00	$1,021.72	$3.11	0.62%

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 28, 2018 (Unaudited)

	Actual			Hypothetical
	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period*	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
International Equity Allocation Fund
Class III	$1,000.00	$1,077.60	$3.40	$1,000.00	$1,021.52	$3.31	0.66%
SGM Major Markets Fund
Class III	$1,000.00	$997.70	$5.00	$1,000.00	$1,019.79	$5.06	1.01%
Class IV	$1,000.00	$998.00	$4.76	$1,000.00	$1,020.03	$4.81	0.96%
Class VI	$1,000.00	$998.00	$4.51	$1,000.00	$1,020.28	$4.56	0.91%
Special Opportunities Fund
Class VI	$1,000.00	$1,144.80	$6.33	$1,000.00	$1,018.89	$5.96	1.19%
Strategic Opportunities Allocation Fund
Class III	$1,000.00	$1,059.40	$2.40	$1,000.00	$1,022.46	$2.36	0.47%

*	Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2018, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

GMO Trust Funds

Tax Information for the Tax Year Ended February 28, 2018 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2018:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	U.S. Government Obligation Income(1,2)	Interest- Related Dividend Income ($)(3)	Short- Term Capital Gain Dividends ($)(3)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid ($)(4)	Foreign Source Income ($)(4)
Alpha Only Fund	65.98%	100.00%	7.76%	—	—	—	—	—
Benchmark-Free Allocation Fund	5.87%	45.24%	17.43%	59,727,283	—	—	—	—
Benchmark-Free Fund	4.04%	40.02%	15.16%	23,482,769	—	—	—	—
Global Asset Allocation Fund	12.33%	56.95%	12.10%	9,381,252	—	—	4,153,107	33,488,455
Global Developed Equity Allocation Fund	25.01%	87.14%	—	—	—	—	1,051,893	10,415,955
Global Equity Allocation Fund	22.58%	87.51%	—	—	—	—	6,442,571	54,399,461
Consolidated Implementation Fund	4.95%	44.24%	17.12%	69,024,075	—	—	—	—
International Developed Equity Allocation Fund	—	100.00%	—	—	—	—	2,195,136	23,003,081
International Equity Allocation Fund	—	91.04%	—	—	—	—	4,222,005	37,246,118
Consolidated SGM Major Markets Fund	—	—	—	—	848,834	57,139,048	—	—
Consolidated Special Opportunities Fund	8.12%	11.74%	1.19%	453,393	56,296,689	11,200,272	—	—
Strategic Opportunities Allocation Fund	13.06%	60.58%	10.16%	8,964,659	1,947,705	—	4,092,641	33,324,941

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	All or a portion of these amounts may be exempt from taxation at the state level.
(3)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders. If applicable, interest related dividend amounts could include short-term capital gain diviends received from underlying funds.
(4)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.

In early 2019, the Funds will notify applicable shareholders of amounts for use in preparing 2018 U.S. federal income tax forms.

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of April 25, 2018. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Harrison, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer YOB: 1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business; Author of Legal Treatises.	29	Director, BeiGene Ltd. (biotech research).

Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011).	29	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios).

Paul Braverman YOB: 1949	Trustee	Since March 2010.	Director of Leerink Swann Holdings, LLC (investment bank) (October 2013 – present); Director of Aesir Capital Management (investment advisor) (November 2012 – present); Director of Kieger (US) Ltd. (investment advisor) (January 2015 – present).	29	Director of Claren Road Asset Management, LLC (hedge fund); Trustee of HIMCO Variable Insurance Trust (27 Portfolios).
Interested Trustee and Officer

Jason B. Harrison.[2] YOB: 1977	Trustee; President of the Trust	Trustee and President since March 2018.	Product Development, Grantham, Mayo, Van Otterloo & Co. LLC (October 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2006 – 2015)	44	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Harrison also serves as a Trustee of GMO Series Trust.

[2]	Mr. Harrison is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Jason B. Harrison YOB: 1977	Trustee; President of the Trust	Trustee and President since March 2018.	Product Development, Grantham, Mayo, Van Otterloo & Co. LLC (October 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2006 – 2015)

Sheppard N. Burnett YOB: 1968	Chief Executive Officer	Chief Executive Officer since June 2015; Chief Financial Officer, March 2007 – June 2015; Treasurer, November 2006 – June 2015; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (December 2006 – present).

Carly Cushman YOB: 1984	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer and Chief Financial Officer since June 2015; Chief Accounting Officer since May 2014; Assistant Treasurer, September 2013 – June 2015.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Betty Maganzini YOB: 1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman YOB: 1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present).

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 – present)

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present); Associate, K&L Gates LLP (September 2007 – July 2015).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present); Associate, Dechert LLP (October 2010 – February 2015).
Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006 – November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – May 2015).

Claire Wilkinson YOB: 1965	Anti-Money Laundering Officer	Since February 2016.	Compliance Associate, GMO UK Limited (April 2013 – present); General Counsel, MVision Private Equity Advisers Limited (November 2009 – January 2013).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

Item 2.	Code of Ethics.

As of February 28, 2018, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002 (the “Code of Ethics”). During the year ended February 28, 2018 there were no substantive amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant’s Board believes that, although none of its members individually meets all required elements of the definition of an “audit committee financial expert”, the members of the registrant’s audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee’s functions, duties and powers.

Item 4.	Principal Accountant Fees and Services. *

(a)	AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2018 and 2017 were $1,531,972 and $2,021,951, respectively.

(b)	AUDIT-RELATED FEES: The aggregate fees billed to the registrant in 2018 and 2017 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $66,635 and $122,935, respectively. The aggregate fees billed in 2018 and 2017 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $443,735 and $514,334, respectively.

(c)	TAX FEES: The aggregate fees billed to the registrant in 2018 and 2017 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations, were $610,435 and $902,160, respectively. The aggregate fees billed in 2018 and 2017 to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $0 and $0, respectively.

(d)	ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2018 or 2017.

(e)	(1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved. Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on auditor independence; and (4) certain permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules on auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule to the policy, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)	(2) None.

(f)	Not applicable.

(g)	NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2018 and 2017 for non-audit services rendered to the registrant and the registrant’s Service Affiliates were $1,155,805 and $1,574,429, respectively. For the fiscal year ended February 28, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $35,000 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended February 28, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $35,000 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s independent registered public accounting firm to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

*	Includes information regarding all series of GMO Trust.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6.	Schedule of Investments.

The complete schedule of investments for each series of the registrant is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics described in Item 2 is attached hereto as EX-99.CODEETH.

(a)(2) Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX-99.CERT.

(a)(3) Not applicable to this registrant.

(b)	Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Chief Executive Officer

Date: May 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Chief Executive Officer

Date: May 1, 2018

By (Signature and Title):	/s/ Carly Cushman
Carly Cushman, Principal Financial Officer

Date: May 1, 2018